                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08648
                                                    -----------

                                 WT Mutual Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1100 N. Market Street

                              Wilmington, DE 19890
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Robert J. Christian
                              1100 N. Market Street
                              Wilmington, DE 19890
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-254-3948

                     Date of fiscal year end: June 30, 2004
                                              --------------

                   Date of reporting period: December 31, 2003
                                            ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     Along with the improvement in the economy came a continuation of an improving equity market. In the second half of 2003 large cap stocks rose about 14% and the Dow Jones Industrial Average closed above 10,000 for the first time since early 2002. Both value- and growth-oriented stocks performed well but the Russell 1000 Value Index slightly outperformed the Russell 1000 Growth Index during the last half year. The growth index rose 14.7% while the value index rose 16.6%. For the full year 2003 large cap equities produced a substantial 29.9% return.

     Small cap stocks were propelled upward in 2003 by both economic momentum and an undervalued state at the beginning of the year. The Russell 2000 Index of small cap stocks advanced almost 25% in the second half of 2003 and over 47% for the full year. This full year increase is the best annual increase in this index in its 25 year history. Nevertheless, even after this advance the Russell 2000 Index remains 8% below its March 2000 peak of 606.05.

     International stocks had been modest laggards in the first half of 2003, underperforming the S&P 500 Index by 2.29%. However, the second half of the year proved more advantageous for foreign stocks as the MSCI EAFE Index rose 26.6% as compared with the S&P 500 advance of 15.1%. Foreign equity returns have been helped by the rise in the value of foreign currencies over the past year. For example, the Euro advanced 20% versus the dollar in 2003 and the Japanese Yen rose 11%.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance -- monitoring and policing

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

     The Wilmington Large Cap Strategic Allocation Fund (the "Fund") returned 9.53% for the period July 1, 2003 through December 31, 2003, compared to a return of 15.14% for the Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, during this period.

     The Fund commenced operations on July 1, 2003. Relative performance struggled during the early months as the major challenge was putting money to work in a surging market. July and August were the best performing months during the 3rd quarter of this year, and unfortunately, the Fund was not fully invested during this period which dampened performance results as compared to the Index's return. Given the low level of assets that the Fund started with -- each day's contribution was a drag on performance relative to the market's rally. This effect lessened by the end of the third quarter when the Fund's assets were greater in size and the daily cash inflows became a smaller percentage of the Fund's assets.

     The 4th quarter saw the Fund's return of 10.24% trail that of the Index's return of 12.18% mostly due to the portfolio's preference for larger and better quality stocks, which have been lagging the returns of smaller and lower quality stocks. For the quarter we saw positive contributions from our overweight positions in the consumer discretionary (14.40%) and industrial (14.92%) sectors. Although stock selection did not positively contribute to the Fund's returns as a whole, we did see strong individual performances from Temple-Inland Inc. (29.08%) and Texas Instruments (28.86%).

     The top ten holdings as of December 31, 2003, representing approximately 16% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Citigroup, Inc.                      2.07%
American Int'l Group, Inc.           2.04%
Gannett Co.                          1.96%
Pfizer, Inc.                         1.52%
Qualcomm, Inc.                       1.49%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Procter & Gamble Co.                 1.44%
Medtronic Inc.                       1.35%
United Parcel Service                1.34%
Schlumberger Ltd.                    1.32%
Oracle Systems Corp.                 1.31%

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Large Cap Strategic Allocation Fund ("Large Cap SAF") to that of the S&P 500 Index since the commencement of operations on July 1, 2003.*

                                                            Since Inception
                                                            ---------------
Large Cap SAF                                                    9.53%
S&P 500 Index                                                   15.14%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Fund is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

     The Wilmington Mid Cap Strategic Allocation Fund (the "Fund") returned 13.50% for the period July 1, 2003 through December 31, 2003, compared to a return of 20.64% for the Standard & Poor's MidCap 400 Index, an unmanaged, capitalization-weighted index of four hundred publicly traded stocks, during this period.

     The Fund commenced operations on July 1, 2003. Relative performance struggled during the early months as the major challenge was putting money to work in a surging market. July and August were the best performing months during the 3rd quarter of this year, and unfortunately, the Fund was not fully invested during this period, which dampened performance results as compared to the Index's return. Given the low level of assets that the Fund started with -- each day's contribution was a drag on performance relative to the market's rally. This effect lessened by the end of the third quarter when the Fund's assets were greater in size and the daily cash inflows became a smaller percentage of the Fund's assets.

     The 4th quarter saw the Fund's return of 12.60% lag that of the Index's return of 13.19%. Performance over the period was helped by our overweight positions in the consumer discretionary (15.06%) and slight overweight in information technology (14.99%) sectors. Stock selection as a whole was a positive contribution to the Fund, some of the better individual performances came from Nextel (71.34%) and XM satellite Radio Holdings Inc. (69.61%).

     The top ten holdings as of December 31, 2003, representing approximately 11% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Centurytel                           1.41%
XM Satellite Radio
  Holdings                           1.22%
Foundry Networks, Inc.               1.12%
Knight-Ridder, Inc.                  1.04%
Evergreen Resources                  1.02%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
University of Phoenix
  Online                             1.00%
KLA-Tencor Corp.                     0.99%
Tiffany & Co.                        0.99%
Gilead Sciences, Inc.                0.98%
Lancaster Colony Corp.               0.98%

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Mid Cap Strategic Allocation Fund ("Mid Cap SAF") to that of the S&P MidCap 400 Index since the commencement of operations on July 1, 2003.*

                                                            Since Inception
                                                            ---------------
Mid Cap SAF                                                     13.50%
S&P MidCap 400 Index                                            20.64%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Fund is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P MidCap 400 Index is an unmanaged stock index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

     The Wilmington Small Cap Strategic Allocation Fund (the "Fund") returned 19.80% for the period July 1, 2003 through December 31, 2003, compared to a return of 22.90% for the Standard & Poor's SmallCap 600 Index, an unmanaged, capitalization-weighted index of six hundred publicly traded stocks, during this period.

     The Fund commenced operations on July 1, 2003. Relative performance struggled during these early months as the major challenge was putting money to work in a surging market. July and August were the best performing months during the 3rd quarter of this year, and unfortunately, the Fund was not fully invested during this period, which dampened performance results as compared to the Index's return. Given the low level of assets that the Fund started with -- each day's contribution was a drag on performance relative to the market's rally. This effect lessened by the end of the third quarter when the Fund's assets were greater in size and the daily cash inflows became a smaller percentage of the Fund's assets.

     The 4th quarter saw the Fund's return of 13.77% underperform the Index's return of 14.78%. Performance was helped in general by good stock selection, especially in our financials and information technology holdings. Some of the strongest individual performances came from Ditech Communications Corp. (118.04%) and Netopia Inc. (113.47%).

     The top ten holdings as of December 31, 2003, representing approximately 7% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
The Timberland Co.                   0.83%
Webster Financial Corp.              0.82%
AnnTaylor Stores Corp.               0.67%
Selective Ins. Group, Inc.           0.66%
Yellow Roadway Corp.                 0.64%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Boise Cascade Corp.                  0.64%
LaFarge North America,
  Inc.                               0.63%
The Cooper Companies, Inc.           0.60%
Patina Oil & Gas Corp.               0.59%
Pacificare Health Systems,
  Inc.                               0.58%

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Small Cap Strategic Allocation Fund ("Small Cap SAF") to that of the S&P SmallCap 600 Index since the commencement of operations on July 1, 2003.*

                                                    Since Inception
                                                    ---------------
Small Cap SAF                                           19.80%
S&P SmallCap 600 Index                                  22.90%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Fund is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P SmallCap 600 Index is an unmanaged stock index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

     Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The Wilmington International Multi-Manager Portfolio (the "Portfolio") returned 24.40% for the six-month period ended December 31, 2003. The MSCI EAFE Index returned 26.6% for the same period. The MSCI EAFE Index is an unmanaged capitalization weighted index of approximately 1,000 companies listed on the major stock exchanges in Europe, Australasia and the Far East.

     Global growth expectations continue to be revised up due to the stronger economies in the United States and in Asian, and Latin American regions. European outlook remains mixed, although their equity markets have starting showing signs of positive momentum. In Japan money continues to shift from bonds to stock as the economy continues to benefit from strong export activity especially from a developing China. The emerging markets region has been attracting more attention recently; usually a sign of continued global economic growth.

     The Index's recent performance has been benefiting from the strong rebounds in the smaller and lower quality names that were down sharply over the previous years. For the 3rd quarter 2003, the Portfolio's return of 7.1%, like those of most active international money managers, trailed the EAFE Index return of 8.1% for the period. Eighteen of the 21 countries in the Index posted positive returns for the quarter led by Hong Kong (26.1%) and Japan (21.9%). However the Portfolio's general underweight to theses countries detracted from its performance. All of the eight sectors in the Index also saw positive returns for the quarter with financials (25.9%) as the largest contributor.

     The 4th quarter 2003 also saw the Portfolio's return of 16.1% slightly trail the Index's return of 17.1%. International equity markets continued their rally in the fourth quarter on continued signs of an improving global economy. As a whole, the Portfolio was negatively impacted by its underweight to core European countries, and the moderate overweight to some defensive sectors, which detracted in a surging market. All of the 21 countries in the Index posted positive returns for the quarter led by Germany (31.3%) and Spain (26.4%). In addition, all of the eight sectors in the Index saw positive returns. Looking forward, the Portfolio remains positioned cautiously relative to

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

the Index, however, we continue to see some attractiveness in emerging markets as the global recovery, fundamentals, and diversification principles continue to make these markets more attractive.

     The top ten holdings as of December 31, 2003, representing approximately 14% of the assets are:

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Nomura ETF, Tokyo Price
  Index                              2.09%
Vodafone Group PLC                   1.53%
Total SA                             1.42%
GlaxoSmithKline PLC                  1.31%
Siemens AG                           1.28%

10 Largest Holdings         Percent of Total Assets
-------------------         -----------------------
Polish Zloty                         1.27%
Nokia Oyj                            1.25%
Novartis AG (Reg. Shares)            1.23%
HSBC Holdings PLC                    1.17%
iShares MSCI EAFE Index
  Fund                               1.15%

     The following table compares the performance of the Wilmington International Multi-Manager Portfolio ("International Multi-Manager") and its predecessor, the International Stock Fund (a collective investment fund for the period prior to June 30, 1998), with that of the MSCI EAFE Index for the ten years ended December 31, 2003. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the 1940 Act and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.*

                                                       Average Annual
                                 Six         ----------------------------------
                                Months       1 Year       5 Year        10 year
                                ------       ------       -------       -------
International Multi-Manager     24.40%       33.95%       (0.83)%        2.61%
MSCI EAFE Index                 26.59%       38.59%       (0.05)%        4.47%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of approximately 1,000 stocks of the major stock exchanges in Europe, Australasia and the Far East. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributors, LLC. See Financial Highlights.

WILMINGTON REAL ESTATE PORTFOLIO

     The Wilmington Real Estate Portfolio (the "Portfolio") returned 13.11% for the period July 1, 2003 through December 31, 2003, compared to a return of 20.44% for the NAREIT Index, a market-value weighted unmanaged index based upon the last closing price of the month for tax-qualified real estate investment trusts listed on the NYSE, AMEX and the NASDAQ, during this period.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

     The Portfolio commenced operations on July 1, 2003. Relative performance struggled during these early months as the major challenge was putting money to work in a surging market. July and August were the best performing months during the 3rd quarter of this year, and unfortunately, the Portfolio was not fully invested during this period, which dampened performance results as compared to the Index's return. Given the low level of assets that the Portfolio started with -- each day's contribution was a drag on performance relative to the market's rally. This effect lessened by the end of the third quarter when the Portfolio's assets were greater in size and the daily cash inflows became a smaller percentage of the Portfolio's assets.

     The 4th quarter saw the Portfolio's return of 8.34% trail the NAREIT Index return of 9.97%. While the REIT market performed well in general for 2003, some of the strongest performance came from the healthcare (53.6%) and retail (46.8%) sectors. Some of the Portfolio's underperformance came from its preferred stock holdings, which provide attractive income but limited price appreciation. Stock selection was a positive contributor to performance with some of the best individual performance coming from Trizec Properties (25.6%) and Brookfield Properties (22.1%) holdings.

     The top ten holdings as of December 31, 2003, representing approximately 24% of the assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Archstone-Smith Trust                 3.30%
The Rouse Company                     2.85%
Simon Property Group, Inc.            2.46%
Host Marriott Corporation             2.38%
Equity Office Properties
  Trust                               2.36%
Boston Properties, Inc.               2.19%
iStar Financial, Inc.                 2.17%
Developers Diversified
  Realty Corp.                        2.08%
Avalon Bay Communities,
  Inc.                                2.07%
Prentiss Properties Trust             2.06%

     The following table compares the performance of the Wilmington Real Estate Portfolio ("Real Estate") to that of the NAREIT Index since the commencement of operations on July 1, 2003.*

                                                    Since Inception
                                                    ---------------
Real Estate                                             13.11%
NAREIT Index                                            20.44%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The NAREIT Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

     Real estate funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Strategic Allocation Funds. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian
                                         Robert J. Christian
February 9, 2004                         President

     Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the portfolio managers and the sub-advisers of each of the Funds. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                 Strategic Allocation Fund          International
                                          ---------------------------------------   Multi-Manager   Real Estate
                                           Large Cap      Mid Cap      Small Cap      Portfolio      Portfolio
                                          -----------   -----------   -----------   -------------   -----------
ASSETS:
Investment in Series, at value..........  $57,658,199   $30,043,706   $40,274,694   $174,021,016    $26,665,672
Other assets............................        9,253         9,253         9,253              3             --
                                          -----------   -----------   -----------   ------------    -----------
Total assets............................   57,667,452    30,052,959    40,283,947    174,021,019     26,665,672
                                          -----------   -----------   -----------   ------------    -----------
LIABILITIES:
Other accrued expenses..................        3,508         4,602         6,322         15,397          7,154
                                          -----------   -----------   -----------   ------------    -----------
Total liabilities.......................        3,508         4,602         6,322         15,397          7,154
                                          -----------   -----------   -----------   ------------    -----------
NET ASSETS..............................  $57,663,944   $30,048,357   $40,277,625   $174,005,622    $26,658,518
                                          ===========   ===========   ===========   ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital.........................  $53,508,530   $27,394,482   $35,993,489   $169,134,639    $24,821,939
Undistributed net investment income
  (loss)................................       (6,791)        3,004       (40,981)       105,269          9,307
Accumulated net realized gain (loss) on
  investments and foreign currencies....     (157,812)     (119,177)       48,724    (23,019,534)        37,707
Net unrealized appreciation
  (depreciation) of investments.........    4,320,017     2,770,048     4,276,393     27,846,642      1,789,565
Net unrealized depreciation on
  translations of assets and liabilities
  in foreign currencies.................           --            --            --        (61,394)            --
                                          -----------   -----------   -----------   ------------    -----------
NET ASSETS..............................  $57,663,944   $30,048,357   $40,277,625   $174,005,622    $26,658,518
                                          ===========   ===========   ===========   ============    ===========
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING:
  ($0.01 par value, unlimited authorized
    shares) Institutional Shares........    5,273,705     2,648,535     3,361,643     24,432,209      2,389,876
                                          ===========   ===========   ===========   ============    ===========
NET ASSET VALUE, offering and redemption
  price per share:
  Institutional Shares..................       $10.93        $11.35        $11.98          $7.12         $11.15
                                          ===========   ===========   ===========   ============    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                                       Strategic Allocation Fund            International
                                               ------------------------------------------   Multi-Manager   Real Estate
                                               Large Cap(1)   Mid Cap(1)     Small Cap(1)     Portfolio     Portfolio(1)
                                               ------------   ----------     ------------   -------------   ------------
NET INVESTMENT INCOME FROM SERIES:
  Dividends (net of foreign tax withheld)....   $  225,929    $   90,424      $  102,025     $   850,430     $  469,414
  Interest...................................        8,477         5,284           4,743          15,738          5,453
  Expenses...................................     (145,476)(2)    (92,670)(3)    (146,819)(4)     (597,801)     (94,631)
                                                ----------    ----------      ----------     -----------     ----------
    Net investment income (loss) from
       Series................................       88,930         3,038         (40,051)        268,367        380,236
                                                ----------    ----------      ----------     -----------     ----------
EXPENSES:
  Administration and accounting fees.........       26,855        26,855          26,855          27,000         26,855
  Transfer agent fees........................        5,317         5,004           5,686          20,239          3,742
  Reports to shareholders....................       10,913         9,141          10,416           8,816          8,403
  Trustees' fees.............................        3,778         3,992           3,992           6,051          3,912
  Registration fees..........................        3,753         3,795           3,527          16,761          7,449
  Professional fees..........................        6,555         6,367           7,291          18,339          3,224
  Other......................................       10,557        10,137          10,557           2,665          2,633
                                                ----------    ----------      ----------     -----------     ----------
    Total expenses before fee waivers and
       expense reimbursements................       67,728        65,291          68,324          99,871         56,218
    Expenses reimbursed......................      (48,720)      (40,652)        (47,289)             --             --
    Administration and accounting fees
       waived................................      (18,980)      (24,605)        (20,105)             --        (25,475)
                                                ----------    ----------      ----------     -----------     ----------
       Total expenses, net...................           28            34             930          99,871         30,743
                                                ----------    ----------      ----------     -----------     ----------
  Net investment income (loss)...............       88,902         3,004         (40,981)        168,496        349,493
                                                ----------    ----------      ----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) on investments and
    foreign currency transactions............     (157,812)     (119,177)         48,724       7,611,737         60,767
  Net realized gain on futures contracts.....           --            --              --         233,479             --
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency.................................    4,320,017     2,770,048       4,276,393      21,869,771      1,789,565
                                                ----------    ----------      ----------     -----------     ----------
  Net gain on investments and foreign
    currency.................................    4,162,205     2,650,871       4,325,117      29,714,987      1,850,332
                                                ----------    ----------      ----------     -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................   $4,251,107    $2,653,875      $4,284,136     $29,883,483     $2,199,825
                                                ==========    ==========      ==========     ===========     ==========

------------------------
(1)For the period July 1, 2003 (commencement of operations) through December 31, 2003.
(2)Expenses from Large Cap Multi-Manager Series and Large Cap Quantitative Series are shown net of $25,233 and $3,861, respectively, of fees waived.
(3)Expenses from Mid Cap Multi-Manager Series and Mid Cap Quantitative Series are shown net of $10,675 and $5,956, respectively, of fees waived.
(4)Expenses from Small Cap Multi-Manager Series are shown net of $28,583 of fees waived.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                   Strategic Allocation Fund
                                                   ---------------------------------------------------------
                                                       Large Cap            Mid Cap            Small Cap
                                                   -----------------   -----------------   -----------------
                                                    For the Period      For the Period      For the Period
                                                    July 1, 2003(1)     July 1, 2003(1)     July 1, 2003(1)
                                                        through             through             through
                                                   December 31, 2003   December 31, 2003   December 31, 2003
                                                   -----------------   -----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)...................     $    88,902         $     3,004         $   (40,981)
  Net realized gain (loss) on investments and
    foreign currency.............................        (157,812)           (119,177)             48,724
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency.....................................       4,320,017           2,770,048           4,276,393
                                                      -----------         -----------         -----------
Net increase in net assets resulting from
  operations.....................................       4,251,107           2,653,875           4,284,136
                                                      -----------         -----------         -----------
Distributions to shareholders:
  From net investment income.....................         (95,693)                 --                  --
  From net realized gain.........................              --                  --                  --
                                                      -----------         -----------         -----------
Total distributions..............................         (95,693)                 --                  --
                                                      -----------         -----------         -----------
Share transactions (a):
  Proceeds from shares sold......................      56,542,690          28,570,169          39,470,383
  Cost of shares issued on reinvestment of
    distributions................................          55,298                  --                  --
  Cost of shares redeemed........................      (3,089,458)         (1,175,687)         (3,476,894)
                                                      -----------         -----------         -----------
Net increase in net assets from share
  transactions...................................      53,508,530          27,394,482          35,993,489
                                                      -----------         -----------         -----------
Total increase in net assets.....................      57,663,944          30,048,357          40,277,625
NET ASSETS:
  Beginning of period............................              --                  --                  --
                                                      -----------         -----------         -----------
  End of period..................................     $57,663,944         $30,048,357         $40,277,625
                                                      ===========         ===========         ===========
  Undistributed net investment income............     $        --         $     3,004         $        --
                                                      ===========         ===========         ===========
                                                        Shares              Shares              Shares
(a)Transactions in capital shares were:            -----------------   -----------------   -----------------
  Shares sold....................................       5,560,812           2,755,720           3,654,353
  Shares issued on reinvestment of
    distributions................................           5,248                  --                  --
  Shares redeemed................................        (292,355)           (107,185)           (292,710)
                                                      -----------         -----------         -----------
  Net increase in shares.........................       5,273,705           2,648,535           3,361,643
  Shares outstanding -- Beginning of period......              --                  --                  --
                                                      -----------         -----------         -----------
  Shares outstanding -- End of period............       5,273,705           2,648,535           3,361,643
                                                      ===========         ===========         ===========

------------------------
(1)Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                     International                 Real Estate
                                                Multi-Manager Portfolio             Portfolio
                                          ------------------------------------   ---------------
                                                                                 For the Period
                                                                                 July 1, 2003(1)
                                               Six Month                             through
                                              Period Ended        Year Ended      December 31,
                                          December 31, 2003(2)   June 30, 2003       2003(2)
                                          --------------------   -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................      $    168,496        $   896,570      $   349,493
  Net realized gain (loss) on
    investments and foreign currency....         7,611,737         (9,718,531)          60,767
  Net realized gain (loss) on futures
    contracts...........................           233,479           (321,834)              --
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................        21,869,771          6,841,712        1,789,565
                                              ------------        -----------      -----------
Net increase (decrease) in net assets
  resulting from operations.............        29,883,483         (2,302,080)       2,199,825
                                              ------------        -----------      -----------
Distributions to shareholders:
  From net investment income............          (749,577)                --         (340,186)
  From net realized gain................                --                 --          (23,060)
                                              ------------        -----------      -----------
Total distributions.....................          (749,577)                --         (363,246)
                                              ------------        -----------      -----------
Share transactions(a):
  Proceeds from shares sold.............        57,378,692         69,477,382       26,139,594
  Cost of shares issued on reinvestment
    of distributions....................           427,973                 --          211,990
  Cost of shares redeemed...............        (8,355,186)       (33,414,756)      (1,529,645)
                                              ------------        -----------      -----------
Net increase in net assets from
  Portfolio share transactions..........        49,451,479         36,062,626       24,821,939
                                              ------------        -----------      -----------
Total increase in net assets............        78,585,385         33,760,546       26,658,518
NET ASSETS:
  Beginning of period...................        95,420,237         61,659,691               --
                                              ------------        -----------      -----------
  End of period.........................      $174,005,622        $95,420,237      $26,658,518
                                              ============        ===========      ===========
  Undistributed net investment income...      $         --        $   607,067      $        --
                                              ============        ===========      ===========
                                                 Shares             Shares           Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:   --------------------   -------------   ---------------
  Shares sold...........................         9,099,829         12,971,881        2,512,519
  Shares issued on reinvestment of
    distributions.......................            62,661                 --           19,254
  Shares redeemed.......................        (1,325,428)        (6,185,908)        (141,897)
                                              ------------        -----------      -----------
  Net decrease in shares................         7,837,062          6,785,973        2,389,876
  Shares outstanding -- Beginning of
    period..............................        16,595,147          9,809,174               --
                                              ------------        -----------      -----------
  Shares outstanding -- End of period...        24,432,209         16,595,147        2,389,876
                                              ============        ===========      ===========

------------------------
(1)Commencement of operations.
(2)Unaudited.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL HIGHLIGHTS

     The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                              For the Period
                                                              July 1, 2003(1)
                                                                  through
                                                               December 31,
                                                                   2003
LARGE CAP STRATEGIC ALLOCATION FUND --                          (Unaudited)
INSTITUTIONAL SHARES                                          ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................      $ 10.00
                                                                  -------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.02
  Net realized and unrealized gain on investments...........         0.93
                                                                  -------
    Total from investment operations........................         0.95
                                                                  -------
DISTRIBUTIONS:
  From net realized gains...................................        (0.02)
                                                                  -------
NET ASSET VALUE -- END OF PERIOD............................      $ 10.93
                                                                  =======
TOTAL RETURN................................................        9.53%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations...........................        1.00%*
    Excluding expense limitations...........................        1.67%*
  Net investment income.....................................        0.61%*
Portfolio turnover rate.....................................           6%**
Net Assets at the end of period (000 omitted)...............      $57,664

------------------------
(*)  Annualized.
(**) Not annualized.
(1)  Commencement of operations.
(2) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large Cap Multi-Manager Series and Large Cap Quantitative Series (the "Series) and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL HIGHLIGHTS -- continued

                                                              For the Period
                                                              July 1, 2003(1)
                                                                  through
                                                               December 31,
                                                                   2003
MID CAP STRATEGIC ALLOCATION FUND --                            (Unaudited)
INSTITUTIONAL SHARES                                          ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................      $ 10.00
                                                                  -------
INVESTMENT OPERATIONS:
  Net investment income.....................................           --(2)
  Net realized and unrealized gain on investments...........         1.35
                                                                  -------
    Total from investment operations........................         1.35
                                                                  -------
NET ASSET VALUE -- END OF PERIOD............................      $ 11.35
                                                                  =======
TOTAL RETURN................................................       13.50%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................        1.15%*
    Excluding expense limitations...........................        2.17%*
  Net investment income.....................................        0.04%*
Portfolio turnover rate.....................................           4%**
Net Assets at the end of period (000 omitted)...............      $30,048

------------------------
(*)  Annualized.
(**) Not annualized.
(1)  Commencement of operations.
(2)  Less than $0.01 per share.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Mid Cap Multi-Manager Series and Mid Cap Quantitative Series (the "Series").

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL HIGHLIGHTS -- continued

                                                              For the Period
                                                              July 1, 2003(1)
                                                                  through
                                                               December 31,
                                                                   2003
SMALL CAP STRATEGIC ALLOCATION FUND --                          (Unaudited)
INSTITUTIONAL SHARES                                          ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................      $ 10.00
                                                                  -------
INVESTMENT OPERATIONS:
  Net investment loss.......................................        (0.02)(2)
  Net realized and unrealized gain on investments...........         2.00
                                                                  -------
    Total from investment operations........................         1.98
                                                                  -------
NET ASSET VALUE -- END OF PERIOD............................      $ 11.98
                                                                  =======
TOTAL RETURN................................................       19.80%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................        1.25%*
    Excluding expense limitations...........................        2.06%*
  Net investment loss.......................................      (0.35)%*
Portfolio turnover rate.....................................           4%**
Net Assets at the end of period (000 omitted)...............      $40,278

------------------------
(*)  Annualized.
(**) Not annualized.
(1)  Commencement of operations.
(2) The net investment loss per share was calculated using the average shares outstanding method.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Small Cap Multi-Manager Series and Small Cap Quantitative Series (the "Series").

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                          For the       For the
                                   For the                                                 Period        Period
                                  Six-Month                                              January 1,     June 29,
                                 Period Ended               For the Fiscal                  1999        1998(1)
                                 December 31,            Years Ended June 30,             through       through
INTERNATIONAL MULTI-MANAGER          2003       --------------------------------------    June 30,    December 31,
PORTFOLIO --                     (Unaudited)     2003      2002       2001     2000(+)    1999(+)       1998(+)
INSTITUTIONAL SHARES             ------------   -------   -------   --------   -------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.......................    $   5.75     $  6.29   $  7.43   $  12.48   $ 10.03    $  9.82       $ 10.00
                                   --------     -------   -------   --------   -------    -------       -------
INVESTMENT OPERATIONS:
  Net investment income(2).....        0.01        0.07      0.01       0.05      0.08       0.06          0.02
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency.......        1.39       (0.61)    (1.07)     (3.19)     3.09       0.26         (0.09)
                                   --------     -------   -------   --------   -------    -------       -------
    Total from investment
    operations.................        1.40       (0.54)    (1.06)     (3.14)     3.17       0.32         (0.07)
                                   --------     -------   -------   --------   -------    -------       -------
DISTRIBUTIONS:
  From net investment income...       (0.03)         --     (0.02)     (0.06)    (0.06)        --            --
  From net realized gains......          --          --     (0.06)     (1.85)    (0.66)     (0.11)        (0.11)
                                   --------     -------   -------   --------   -------    -------       -------
    Total distributions........       (0.03)         --     (0.08)     (1.91)    (0.72)     (0.11)        (0.11)
                                   --------     -------   -------   --------   -------    -------       -------
NET ASSET VALUE -- END OF
  PERIOD.......................    $   7.12     $  5.75   $  6.29   $   7.43   $ 12.48    $ 10.03       $  9.82
                                   ========     =======   =======   ========   =======    =======       =======
TOTAL RETURN...................      24.40%**   (8.59)%   (14.30)%  (27.55)%    31.52%      3.29%**     (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense
       limitations.............       1.06%*      1.36%     1.37%      1.07%     1.00%      1.00%*        1.00%*
    Excluding expense
       limitations.............       1.06%*      1.38%     1.39%      1.29%     1.21%      1.19%*        1.10%*
  Net investment income........       0.26%*      1.28%     0.21%      0.55%     0.66%      1.86%*        0.46%*
Portfolio turnover rate........         57%**      148%       91%        86%       78%        33%**         28%**
Net Assets at the end of period
  (000 omitted)................    $174,006     $95,420   $61,660   $ 76,511   $84,078    $69,401       $73,784

------------------------

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  The net investment income per share was calculated using the average share outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- International Multi-Manager Series
     (the "Series") and the portfolio turnover reflects the
     investment activity of the Series.
(+)  Effective November 1, 1999, the Rodney Square International
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The
     financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square
     Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   FINANCIAL HIGHLIGHTS -- continued

                                                              For the Period
                                                                 July 1,
                                                                 2003(1)
                                                                 through
                                                               December 31,
                                                                   2003
REAL ESTATE PORTFOLIO --                                       (Unaudited)
INSTITUTIONAL SHARES                                          --------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................     $ 10.00
                                                                 -------
INVESTMENT OPERATIONS:
  Net investment income.....................................        0.15
  Net realized and unrealized gain on investments...........        1.16
                                                                 -------
    Total from investment operations........................        1.31
                                                                 -------
DISTRIBUTIONS:
  From net investment income................................       (0.15)
  From net realized gains...................................       (0.01)
                                                                 -------
    Total distributions.....................................       (0.16)
                                                                 -------
NET ASSET VALUE -- END OF PERIOD............................     $ 11.15
                                                                 =======
TOTAL RETURN................................................      13.11%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations...........................       1.70%*
    Excluding expense limitations...........................       2.05%*
  Net investment income.....................................       4.74%*
Portfolio turnover rate.....................................          7%**
Net Assets at the end of period (000 omitted)...............     $26,659

------------------------

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- Real
     Estate Series (the "Series") and the portfolio turnover
     reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund, Wilmington International Multi-Manager Portfolio, and Wilmington Real Estate Portfolio (each, a "Fund" and collectively, the "Funds") are series of WT Mutual Fund (the "WT Fund"). WT Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of WT Fund is contained in separate reports to their shareholders.

   The Funds offer three classes of shares (except for the Wilmington International Multi-Manager Portfolio and the Wilmington Real Estate Portfolio, which offer only Institutional and Investor shares): Institutional Shares, Investor Shares and Service Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are available to investors who use a financial intermediary and are subject to a shareholder service fee. As of December 31, 2003, the Investor Shares and Service Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, and Wilmington Small Cap Strategic Allocation Fund ("Strategic Funds") pursue their investment objectives by investing in other mutual funds, currently series of WT Investment Trust I in accordance with weightings determined by the investment adviser.

                                                       % of Total
                                                     Investments at
                         Fund                       December 31, 2003   WT Investment Trust I Series
                         ----                       -----------------   ----------------------------
      Wilmington Large Cap Strategic Allocation
        Fund                                                36%         Large Cap Quantitative Series
                                                                        Large Cap Multi-Manager
                                                            64%         Series
      Wilmington Mid Cap Strategic Allocation
        Fund                                                30%         Mid Cap Quantitative Series
                                                            70%         Mid Cap Multi-Manager Series
      Wilmington Small Cap Strategic Allocation
        Fund                                                31%         Small Cap Quantitative Series
                                                                        Small Cap Multi-Manager
                                                            69%         Series

   As of December 31, 2003, each Strategic Fund owned approximately 100% of the corresponding series of WT Investment Trust I.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Wilmington International Multi-Manager Portfolio and Wilmington Real Estate Portfolio (each a "Portfolio") (effective November 1, 1999 with respect to the Wilmington International Multi-Manager Portfolio) seek to achieve their investment objectives by investing all of their investable assets in the International Multi-Manager Series and Real Estate Series, respectively, each a Series of WT Investment Trust I which has the same investment objective, policies and limitations as the Portfolio. As of December 31, 2003, each Portfolio owned approximately 100% of its respective Series.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   The performance of each Fund is directly affected by the performance of the Series of WT Investment Trust I (the "Series") in which it invests. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in the Series is based on the securities held by the Series. Each Fund is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Funds are declared and paid to shareholders quarterly except for the Wilmington International Multi-Manager Portfolio which are declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC provides administrative and accounting services to the Funds. For its services, RSMC is paid a fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.00%, 1.15%, 1.25% and 1.75% of the average daily net assets of the Wilmington Large Cap Strategic Allocation Fund,

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund and Wilmington Real Estate Portfolio. These undertakings will remain in place until July 1, 2006 for the Strategic Funds and January 1, 2006 for the Wilmington Real Estate Portfolio, respectively, unless the Board of Trustees approves their earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                     Strategic Allocation Fund            International
                                            -------------------------------------------   Multi-Manager   Real Estate
                                            Large Cap      Mid Cap         Small Cap        Portfolio      Portfolio
                                            ---------   --------------   --------------   -------------   -----------
   Six-Month Period ended December 31,
     2003
   Ordinary Income........................   $95,693       $    --          $    --         $749,577        $363,246
                                             -------       -------          -------         --------        --------
     Total distributions..................   $95,693       $    --          $    --         $749,577        $363,246
                                             =======       =======          =======         ========        ========

   The amounts and character of the components of accumulated earnings (deficit) on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated deficit on a tax basis were as follows:

                                                                 International
                                                                 Multi-Manager
                                                                   Portfolio
                                                                 -------------
   June 30, 2003
   Undistributed ordinary income...............................  $    748,639
   Capital loss carryforwards..................................   (25,634,430)
   Post-October losses.........................................    (3,030,179)
   Net unrealized appreciation (depreciation) on investments
     and foreign currencies....................................     3,653,047
                                                                 ------------
   Total accumulated deficit...................................  $(24,262,923)
                                                                 ============

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The capital loss carryforwards will expire as follows:

                                                                 International
                                                                 Multi-Manager
                                                                   Portfolio
                                                                 -------------
   6/30/2010...................................................   $13,142,606
   6/30/2011...................................................    12,491,824

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Fund has elected to defer and treat as having arisen the following fiscal year.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                         Funds' Financial Statements.)

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 93.9%
 COMMUNICATION & BROADCASTING -- 4.4%
    Comcast Corp. -- Class A*.....     18,250   $   570,860
    Liberty Media Corp. -- Class
      A*..........................     49,150       584,394
    Time Warner, Inc.*............     31,500       566,685
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     1,721,939
                                                -----------
 COMPUTER SERVICES -- 2.0%
    Oracle Corp.*.................     59,590       786,588
                                                -----------
   TOTAL COMPUTER SERVICES...................       786,588
                                                -----------
 CONSUMER PRODUCTS -- 6.2%
    Colgate-Palmolive Co. ........      8,510       425,926
    Gillette Co. .................     20,640       758,107
    Procter & Gamble Co. .........      8,640       862,962
    Whirlpool Corp. ..............      5,250       381,413
                                                -----------
   TOTAL CONSUMER PRODUCTS...................     2,428,408
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 2.6%
    Exelon Corp. .................      8,600       570,696
    FirstEnergy Corp. ............     13,050       459,360
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...     1,030,056
                                                -----------
 ENTERTAINMENT & LEISURE -- 1.0%
    The Walt Disney Co. ..........     17,450       407,109
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............       407,109
                                                -----------
 FINANCE & INSURANCE -- 18.0%
  FINANCIAL SERVICES -- 3.2%
    Citigroup, Inc. ..............     25,650     1,245,050
                                                -----------
  INSURANCE CARRIERS -- 8.2%
    American International Group,
      Inc. .......................     18,480     1,224,854
    Chubb Corp. ..................      8,400       572,040
    Marsh & McLennan Companies,
      Inc. .......................      9,520       455,913
    MGIC Investment Corp. ........      6,500       370,110
    The Allstate Corp. ...........     13,100       563,562
                                                -----------
                                                  3,186,479
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.2%
    American Express Co. .........     11,850       571,526
    Fannie Mae....................      7,600       570,456
    Washington Mutual, Inc. ......     11,900       477,428
                                                -----------
                                                  1,619,410
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 1.0%
    Merrill Lynch & Co., Inc. ....      6,400   $   375,360
                                                -----------
  STATE & NATIONAL BANKS -- 1.4%
    FleetBoston Financial
      Corp. ......................     12,900       563,085
                                                -----------
   TOTAL FINANCE & INSURANCE.................     6,989,384
                                                -----------
 HOTELS & MOTELS -- 1.0%
    Marriott International,
      Inc. -- Class A.............      8,600       397,320
                                                -----------
   TOTAL HOTELS & MOTELS.....................       397,320
                                                -----------
 INFORMATION TECHNOLOGY -- 1.3%
  HOME ENTERTAINMENT SOFTWARE -- 1.3%
    Electronic Arts, Inc.*........     10,360       495,001
                                                -----------
   TOTAL INFORMATION TECHNOLOGY..............       495,001
                                                -----------
 MANUFACTURING -- 30.2%
  BIOTECHNOLOGY -- 2.6%
    Amgen, Inc.*..................     10,810       668,058
    Genentech, Inc.*..............      3,500       327,495
                                                -----------
                                                    995,553
                                                -----------
  BUILDING MATERIALS & COMPONENTS -- 0.9%
    Masco Corp. ..................     12,330       337,965
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 1.5%
    Cisco Systems, Inc.*..........      8,100       196,749
    Intel Corp. ..................      6,100       196,420
    Xerox Corp.*..................     14,000       193,200
                                                -----------
                                                    586,369
                                                -----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 2.7%
    3M Company....................      7,520       639,426
    Honeywell International,
      Inc. .......................     11,800       394,474
                                                -----------
                                                  1,033,900
                                                -----------
  FOOD & BEVERAGE -- 3.7%
    Coca-Cola Co. ................     15,160       769,370
    PepsiCo, Inc. ................     14,720       686,246
                                                -----------
                                                  1,455,616
                                                -----------
  MACHINERY & HEAVY EQUIPMENT -- 1.1%
    Caterpillar, Inc. ............      5,100       423,402
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.4%
    Emerson Electric Co. .........      8,700   $   563,325
    General Electric Co. .........     24,600       762,108
                                                -----------
                                                  1,325,433
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 1.5%
    E.I. DuPont de Nemours &
      Co. ........................     12,350       566,742
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 7.4%
    Abbott Laboratories...........     11,900       554,540
    Johnson & Johnson.............     10,720       553,795
    Lilly Eli & Co. ..............      7,500       527,475
    Merck & Co., Inc. ............      8,100       374,220
    Pfizer, Inc. .................     25,900       915,046
                                                -----------
                                                  2,925,076
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.1%
    Medtronic, Inc. ..............     16,650       809,357
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 3.3%
    Nokia Corp. ..................     22,100       375,700
    QUALCOMM, Inc.*...............     16,610       895,777
                                                -----------
                                                  1,271,477
                                                -----------
   TOTAL MANUFACTURING.......................    11,730,890
                                                -----------
 OIL & GAS -- 3.1%
  OIL & GAS EXPLORATION -- 3.1%
    ChevronTexaco Corp. ..........      4,400       380,116
    Devon Energy Corp. ...........      8,150       466,669
    Kerr-McGee Corp. .............      8,100       376,569
                                                -----------
   TOTAL OIL & GAS...........................     1,223,354
                                                -----------
 SERVICES -- 13.2%
  ADVERTISING -- 1.1%
    Omnicom Group, Inc. ..........      5,020       438,397
                                                -----------
  BUSINESS SERVICES -- 2.6%
    Cendant Corp.*................     30,300       674,781
    Paychex, Inc. ................      9,100       338,520
                                                -----------
                                                  1,013,301
                                                -----------
  INTERNET SERVICES -- 0.7%
    eBay, Inc.*...................      4,200       271,278
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  MEDICAL & HEALTH SERVICES -- 3.7%
    Anthem, Inc.*.................      5,000   $   375,000
    HCA, Inc. ....................     15,450       663,732
    Oxford Health Plans, Inc.*....      8,400       365,400
                                                -----------
                                                  1,404,132
                                                -----------
  OIL & GAS FIELD SERVICES -- 2.0%
    Schlumberger, Ltd. ...........     14,530       795,082
                                                -----------
  PRINTING & PUBLISHING -- 3.1%
    Gannett Co., Inc. ............     13,210     1,177,803
                                                -----------
   TOTAL SERVICES............................     5,099,993
                                                -----------
 TRANSPORTATION -- 2.1%
  TRANSPORTATION -- SHIPPING -- 2.1%
    United Parcel Service,
      Inc. .......................     10,830       807,377
                                                -----------
   TOTAL TRANSPORTATION......................       807,377
                                                -----------
 WHOLESALE & RETAIL TRADE -- 8.8%
  RETAIL BUILDING MATERIALS -- 0.4%
    Lowe's Companies, Inc. .......      3,100       171,709
                                                -----------
  RETAIL DEPARTMENT STORES -- 1.6%
    Kohl's Corp.*.................     13,710       616,127
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 1.5%
    Yum! Brands, Inc.*............     16,550       569,320
                                                -----------
  RETAIL MERCHANDISING -- 2.3%
    Bed Bath & Beyond, Inc.*......      7,700       333,795
    CVS Corp. ....................     16,050       579,726
                                                -----------
                                                    913,521
                                                -----------
  SPECIALTY RETAIL STORES -- 3.0%
    Office Depot, Inc.*...........     35,950       600,725
    Pitney Bowes, Inc. ...........     14,150       574,773
                                                -----------
                                                  1,175,498
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     3,446,175
                                                -----------
   TOTAL COMMON STOCK (COST $33,907,159).....    36,563,594
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
SHORT-TERM INVESTMENTS -- 6.1%
    BlackRock Provident
      Institutional Fund -- Temp
      Cash Fund -- Institutional
      Series......................  1,196,926   $ 1,196,926
    BlackRock Provident
      Institutional Fund -- Temp
      Fund -- Institutional
      Series......................  1,196,925     1,196,925
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $2,393,851).............................     2,393,851
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $36,301,010)+..............................   $38,957,445
                                                ===========

------------------------
*  Non-income producing security.
+ The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $2,656,435. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,874,593, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $218,158.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
COMMON STOCK -- 99.7%
 AEROSPACE & DEFENSE -- 1.4%
    General Dynamics Corp.*..........     387   $    34,981
    Goodrich Corp. ..................     298         8,848
    Lockheed Martin Corp. ...........     867        44,564
    Raytheon Co. ....................     825        24,783
    Rockwell Collins, Inc. ..........     293         8,799
    The Boeing Co. ..................   1,742        73,408
    United Technologies Corp. .......     936        88,704
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................       284,087
                                                -----------
 COMMUNICATION & BROADCASTING -- 4.6%
    ADC Telecommunications, Inc.*....   2,245         6,668
    ALLTEL Corp. ....................     613        28,554
    AT&T Corp. ......................   1,545        31,364
    AT&T Wireless Services, Inc.*....   5,275        42,147
    CenturyTel, Inc. ................     275         8,971
    Clear Channel Communications,
      Inc. ..........................   1,278        59,849
    Comcast Corp. -- Class A*........   4,587       150,775
    Meredith Corp. ..................     140         6,833
    Nextel Communications, Inc.*.....   2,284        64,089
    Time Warner, Inc.*...............   9,214       165,759
    Univision Communications, Inc. --
      Class A*.......................     673        26,711
    Verizon Communications, Inc. ....   5,615       196,973
    Viacom, Inc. -- Class B..........   3,520       156,218
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........       944,911
                                                -----------
 COMPUTER SERVICES -- 4.6%
    Adobe Systems, Inc. .............     427        16,781
    Autodesk, Inc. ..................     157         3,859
    Citrix Systems, Inc.*............     311         6,596
    Computer Associates
      International, Inc. ...........   1,149        31,414
    Electronic Data Systems Corp. ...     887        21,767
    EMC Corp.*.......................   4,684        60,517
    Microsoft Corp. .................  21,764       599,380
    NCR Corp.*.......................     146         5,665
    Oracle Corp.*....................  10,674       140,897
    Sun Microsystems, Inc.*..........   6,448        28,952
    SunGard Data Systems, Inc.*......     649        17,984
    Unisys Corp.*....................     664         9,860
                                                -----------
   TOTAL COMPUTER SERVICES...................       943,672
                                                -----------
 CONSUMER PRODUCTS -- 3.0%
    Alberto-Culver Co. -- Class B....      83         5,236
    American Greetings Corp. -- Class
      A*.............................     110         2,406

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Avon Products, Inc. .............     485   $    32,733
    Bausch & Lomb, Inc. .............      74         3,841
    Colgate-Palmolive Co. ...........   1,120        56,056
    Eastman Kodak Co. ...............     633        16,249
    Fortune Brands, Inc. ............     306        21,876
    Gillette Co. ....................   2,085        76,581
    Hasbro, Inc. ....................     343         7,299
    International Flavors &
      Fragrances, Inc. ..............     246         8,590
    Kimberly-Clark Corp. ............   1,009        59,622
    Mattel, Inc. ....................     825        15,898
    Maytag Corp. ....................     122         3,398
    Newell Rubbermaid, Inc. .........     525        11,954
    Procter & Gamble Co. ............   2,609       260,586
    Reebok International Ltd. .......      66         2,595
    The Clorox Co. ..................     393        19,084
    Tupperware Corp. ................     150         2,601
    Whirlpool Corp. .................     161        11,697
                                                -----------
   TOTAL CONSUMER PRODUCTS...................       618,302
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 2.4%
    Allegheny Energy, Inc.*..........     253         3,228
    Ameren Corp. ....................     282        12,972
    Calpine Corp.*...................     532         2,559
    CenterPoint Energy, Inc. ........     427         4,138
    Cinergy Corp. ...................     322        12,497
    CMS Energy Corp.*................     279         2,377
    Consolidated Edison, Inc. .......     496        21,333
    Constellation Energy Group.......     305        11,944
    Dominion Resources, Inc. ........     639        40,787
    DTE Energy Co. ..................     313        12,332
    Duke Energy Corp. ...............   1,861        38,057
    Edison International Co.*........     681        14,934
    Entergy Corp. ...................     457        26,108
    Exelon Corp. ....................     628        41,674
    FirstEnergy Corp. ...............     654        23,021
    FPL Group, Inc. .................     366        23,944
    KeySpan Corp. ...................     357        13,138
    Nicor, Inc. .....................      54         1,838
    NiSource, Inc. ..................     620        13,603
    Peoples Energy Corp. ............     120         5,045
    PG&E Corp.*......................     871        24,188
    Pinnacle West Capital Corp. .....     192         7,684
    PPL Corp. .......................     318        13,913
    Progress Energy, Inc. ...........     513        23,218
    Public Service Enterprise Group,
      Inc. ..........................     515        22,557
    Sempra Energy Co. ...............     473        14,218

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    TECO Energy, Inc. ...............     241   $     3,473
    The Southern Co. ................   1,415        42,804
    TXU Corp. .......................     611        14,493
    Xcel Energy, Inc. ...............     728        12,361
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...       504,438
                                                -----------
 ENTERTAINMENT & LEISURE -- 0.7%
    Brunswick Corp. .................     132         4,202
    Harrah's Entertainment, Inc. ....     250        12,443
    International Game Technology....     692        24,704
    The Walt Disney Co. .............   4,063        94,789
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............       136,138
                                                -----------
 FINANCE & INSURANCE -- 20.4%
  FINANCIAL SERVICES -- 6.6%
    AmSouth Bancorporation...........     753        18,449
    Bank of New York Co., Inc. ......   1,616        53,522
    Bank One Corp. ..................   2,219       101,164
    Citigroup, Inc. .................  10,381       503,893
    Countrywide Financial Corp. .....     364        27,609
    Deluxe Corp. ....................      71         2,934
    First Tennessee National
      Corp. .........................     267        11,775
    Franklin Resources, Inc. ........     507        26,394
    Goldman Sachs Group, Inc. .......     941        92,905
    H&R Block, Inc. .................     381        21,096
    J.P. Morgan Chase & Co. .........   4,155       152,613
    Janus Capital Group, Inc. .......     598         9,813
    John Hancock Financial Services,
      Inc. ..........................     535        20,063
    Marshall & Ilsley Corp. .........     401        15,338
    MBIA, Inc. ......................     273        16,170
    Moody's Corp. ...................     329        19,921
    National City Corp. .............   1,192        40,456
    Prudential Financial, Inc. ......   1,054        44,026
    Regions Financial Corp. .........     419        15,587
    SunTrust Banks, Inc. ............     547        39,111
    Synovus Financial Corp. .........     676        19,550
    T.Rowe Price Group, Inc. ........     232        10,999
    U.S. Bancorp.....................   3,827       113,968
                                                -----------
                                                  1,377,356
                                                -----------
  INSURANCE -- PROPERTY/CASUALTY -- 0.5%
    ACE Ltd. ........................     561        23,237
    The Progressive Corp. ...........     420        35,108
    The St. Paul Companies, Inc. ....     466        18,477
    XL Capital Ltd. -- Class A.......     275        21,326
                                                -----------
                                                     98,148
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
  INSURANCE CARRIERS -- 3.9%
    AFLAC, Inc. .....................     996   $    36,035
    Ambac Financial Group, Inc. .....     199        13,809
    American International Group,
      Inc. ..........................   5,249       347,903
    Aon Corp. .......................     551        13,191
    Chubb Corp. .....................     393        26,763
    CIGNA Corp. .....................     305        17,538
    Cincinnati Financial Corp. ......     283        11,852
    Hartford Financial Services
      Group, Inc. ...................     553        32,644
    Jefferson-Pilot Corp. ...........     241        12,207
    Lincoln National Corp. ..........     370        14,937
    Loews Corp. .....................     380        18,791
    Marsh & McLennan Companies,
      Inc. ..........................   1,025        49,087
    MetLife, Inc. ...................   1,465        49,327
    MGIC Investment Corp. ...........     182        10,363
    Principal Financial Group,
      Inc. ..........................     654        21,628
    SAFECO Corp. ....................     270        10,511
    The Allstate Corp. ..............   1,416        60,916
    Torchmark Corp. .................     179         8,152
    Travelers Property Casualty
      Corp. -- Class B...............   2,071        35,145
    UnumProvident Corp. .............     655        10,329
                                                -----------
                                                    801,128
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.0%
    American Express Co. ............   2,631       126,893
    Capital One Financial Corp. .....     477        29,235
    Charter One Financial, Inc. .....     432        14,926
    Fannie Mae.......................   1,954       146,667
    Freddie Mac......................   1,386        80,832
    Huntington Bancshares, Inc. .....     525        11,813
    MBNA Corp. ......................   2,653        65,927
    Northern Trust Corp. ............     455        21,121
    Providian Financial Corp. .......     413         4,807
    SLM Corp. .......................     925        34,854
    Union Planters Corp. ............     372        11,714
    Washington Mutual, Inc. .........   1,857        74,503
                                                -----------
                                                    623,292
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 1.6%
    Bear Stearns Companies, Inc. ....     183        14,631
    Charles Schwab Corp. ............   2,652        31,400
    Federated Investors, Inc. .......     156         4,580
    Lehman Brothers Holdings,
      Inc. ..........................     533        41,158

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Merrill Lynch & Co., Inc. .......   1,932   $   113,312
    Morgan Stanley...................   2,210       127,893
                                                -----------
                                                    332,974
                                                -----------
  STATE & NATIONAL BANKS -- 4.8%
    Bank of America Corp. ...........   3,011       242,174
    BB&T Corp. ......................   1,067        41,229
    Comerica, Inc. ..................     353        19,789
    Fifth Third Bancorp..............   1,177        69,561
    FleetBoston Financial Corp. .....   2,093        91,359
    Golden West Financial Corp. .....     312        32,195
    KeyCorp..........................     849        24,893
    Mellon Financial Corp. ..........     858        27,550
    North Fork Bancorporation,
      Inc. ..........................     280        11,332
    PNC Financial Services Group.....     547        29,937
    Southtrust Corp. ................     724        23,697
    State Street Corp. ..............     684        35,623
    Wachovia Corp. ..................   2,703       125,933
    Wells Fargo & Co. ...............   3,435       202,287
    Zions Bancorporation.............     192        11,775
                                                -----------
                                                    989,334
                                                -----------
   TOTAL FINANCE & INSURANCE.................     4,222,232
                                                -----------
 HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. .............     796        13,635
    Marriott International,
      Inc. -- Class A................     474        21,900
    Starwood Hotels & Resorts
      Worldwide, Inc. ...............     420        15,107
                                                -----------
   TOTAL HOTELS & MOTELS.....................        50,642
                                                -----------
 INFORMATION TECHNOLOGY -- 0.7%
  APPLICATION SOFTWARE -- 0.2%
    Compuware Corp.*.................     557         3,364
    Intuit, Inc.*....................     435        23,016
    Mercury Interactive Corp.*.......     198         9,631
    Siebel Systems, Inc.*............   1,046        14,508
                                                -----------
                                                     50,519
                                                -----------
  COMPUTER STORAGE/PERIPHERALS -- 0.1%
    Network Appliance, Inc.*.........     785        16,116
                                                -----------
  HOME ENTERTAINMENT SOFTWARE -- 0.1%
    Electronic Arts, Inc.*...........     581        27,760
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
  INTERNET SOFTWARE & SERVICES -- 0.1%
    Novell, Inc.*....................     700   $     7,364
    Symantec Corp.*..................     676        23,423
                                                -----------
                                                     30,787
                                                -----------
  IT CONSULTING & SERVICES -- 0.1%
    Computer Sciences Corp.*.........     329        14,552
                                                -----------
  SYSTEMS SOFTWARE -- 0.1%
    PeopleSoft, Inc.*................     659        15,025
                                                -----------
   TOTAL INFORMATION TECHNOLOGY..............       154,759
                                                -----------
 MANUFACTURING -- 38.7%
  AUTO PARTS & EQUIPMENT -- 0.2%
    Cooper Tire & Rubber Co. ........     116         2,480
    Genuine Parts Co. ...............     345        11,454
    Johnson Controls, Inc. ..........     167        19,392
    The Goodyear Tire & Rubber
      Co.*...........................     398         3,128
    Visteon Corp. ...................     424         4,414
                                                -----------
                                                     40,868
                                                -----------
  AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. ..................   3,806        60,896
    General Motors Corp. ............   1,163        62,104
    Navistar International Corp.*....     116         5,555
    PACCAR, Inc. ....................     256        21,791
                                                -----------
                                                    150,346
                                                -----------
  BIOTECHNOLOGY -- 1.0%
    Amgen, Inc.*.....................   2,627       162,349
    Biogen Idec, Inc.*...............     685        25,194
    Genzyme Corp.*...................     444        21,907
    Millipore Corp.*.................      67         2,884
                                                -----------
                                                    212,334
                                                -----------
  BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.0%
    KB Home Co. .....................      73         5,294
                                                -----------
  BUILDING MATERIALS & COMPONENTS -- 0.3%
    American Standard Companies,
      Inc.*..........................     134        13,494
    Louisiana-Pacific Corp.*.........     151         2,700
    Masco Corp. .....................   1,001        27,437
    Vulcan Materials Co. ............     223        10,608
                                                -----------
                                                     54,239
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 0.9%
    Air Products & Chemicals,
      Inc. ..........................     455        24,038
    Ashland, Inc. ...................     181         7,975

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Dow Chemical Co. ................   1,894   $    78,734
    Eastman Chemical Co. ............     164         6,483
    Ecolab, Inc. ....................     445        12,180
    Engelhard Corp. .................     187         5,601
    Great Lakes Chemical Corp. ......      69         1,876
    Hercules, Inc.*..................     195         2,379
    PPG Industries, Inc. ............     356        22,791
    Rohm & Haas Co. .................     491        20,971
    Sigma-Aldrich Corp. .............     171         9,778
                                                -----------
                                                    192,806
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 7.1%
    Apple Computer, Inc.*............     627        13,399
    Cisco Systems, Inc.*.............  13,894       337,484
    Dell, Inc.*......................   5,207       176,830
    Gateway, Inc.*...................     330         1,518
    Hewlett-Packard Co. .............   6,134       140,898
    Intel Corp. .....................  13,147       423,332
    International Business Machines
      Corp. .........................   3,458       320,486
    Lexmark International Group,
      Inc. -- Class A*...............     233        18,323
    QLogic Corp.*....................     229        11,816
    Xerox Corp.*.....................   1,635        22,563
                                                -----------
                                                  1,466,649
                                                -----------
  CONTAINERS & PACKAGING -- 0.1%
    Ball Corp. ......................      91         5,421
    Bemis Co., Inc. .................      97         4,850
    Pactiv Corp.*....................     274         6,549
    Sealed Air Corp.*................     140         7,580
                                                -----------
                                                     24,400
                                                -----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 2.0%
    3M Company.......................   1,575       133,922
    Cooper Industries, Inc. .........     176        10,196
    Honeywell International, Inc. ...   1,795        60,007
    Illinois Tool Works, Inc. .......     643        53,954
    Ingersoll Rand Co. ..............     342        23,215
    ITT Industries, Inc. ............     178        13,209
    Textron, Inc. ...................     263        15,007
    Tyco International, Ltd. ........   3,964       105,046
                                                -----------
                                                    414,556
                                                -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    Agilent Technologies, Inc.*......     989        28,918
    Applera Corp. -- Applied
      Biosystems Group...............     462         9,568
    KLA-Tencor Corp.*................     410        24,055

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Linear Technology Corp...........     619   $    26,041
    Molex, Inc. .....................     404        14,096
    Parker-Hannifin Corp. ...........     224        13,328
    PerkinElmer, Inc. ...............     222         3,790
    Power-One, Inc.*.................     250         2,708
    Rockwell Automation, Inc. .......     427        15,201
    Sanmina-SCI Corp.*...............     942        11,879
    Solectron Corp.*.................   1,418         8,380
    Symbol Technologies, Inc. .......     370         6,249
    Tektronix, Inc. .................     102         3,223
    Teradyne, Inc.*..................     333         8,475
                                                -----------
                                                    175,911
                                                -----------
  FOOD & BEVERAGE -- 3.8%
    Adolph Coors, Co. -- Class B.....      63         3,534
    Anheuser-Busch Companies,
      Inc. ..........................   1,623        85,500
    Archer Daniels Midland Co. ......   1,314        19,999
    Brown-Forman Corp. -- Class B....     128        11,962
    Campbell Soup Co. ...............     900        24,120
    Coca-Cola Co. ...................   4,936       250,502
    Coca-Cola Enterprises, Inc. .....     917        20,055
    ConAgra Foods, Inc. .............   1,065        28,105
    General Mills, Inc. .............     765        34,655
    Hershey Foods Corp. .............     238        18,324
    HJ Heinz Co. ....................     698        25,428
    Kellogg Co. .....................     803        30,578
    McCormick & Co., Inc. ...........     314         9,451
    Pepsi Bottling Group, Inc. ......     575        13,904
    PepsiCo, Inc. ...................   3,452       160,932
    Sara Lee Corp. ..................   1,519        32,977
    Wm. Wrigley Jr., Co. ............     445        25,013
                                                -----------
                                                    795,039
                                                -----------
  FURNITURE -- 0.0%
    Leggett & Platt, Inc. ...........     435         9,409
                                                -----------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.1%
    Centex Corp. ....................     136        14,640
    Pulte Corp. .....................     131        12,264
                                                -----------
                                                     26,904
                                                -----------
  HAND HELD TOOLS -- 0.1%
    Black & Decker Corp. ............     178         8,779
    Snap-On, Inc. ...................      88         2,837
    The Stanley Works................     169         6,400
                                                -----------
                                                     18,016
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
LUMBER & WOOD PRODUCTS -- 0.1%
    Plum Creek Timber Co., Inc. .....     400   $    12,180
                                                -----------
  MACHINERY & HEAVY EQUIPMENT -- 0.6%
    Baker Hughes, Inc. ..............     734        23,605
    Caterpillar, Inc. ...............     721        59,857
    Cummins, Inc. ...................     172         8,418
    Deere & Co. .....................     467        30,378
                                                -----------
                                                    122,258
                                                -----------
  MEDICAL EQUIPMENT & SUPPLIES -- 0.5%
    Boston Scientific Corp.*.........   1,651        60,691
    Zimmer Holdings, Inc.*...........     499        35,130
                                                -----------
                                                     95,821
                                                -----------
  MEDICAL PRODUCTS -- 0.5%
    Baxter International, Inc. ......   1,248        38,089
    Becton, Dickinson, & Co. ........     540        22,216
    Biomet, Inc. ....................     524        19,079
    Stryker Corp. ...................     386        32,814
                                                -----------
                                                    112,198
                                                -----------
  METAL PRODUCTS -- 0.4%
    Alcoa, Inc. .....................   1,734        65,892
    Nucor Corp. .....................     176         9,856
    United States Steel Corp. .......     176         6,164
                                                -----------
                                                     81,912
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.4%
    American Power Conversion
      Corp. .........................     380         9,291
    Emerson Electric Co. ............     877        56,786
    General Electric Co. ............  20,211       626,136
    Jabil Circuit, Inc.*.............     384        10,867
    Thermo Electron Corp.*...........     310         7,812
    Thomas & Betts Corp. ............     125         2,861
                                                -----------
                                                    713,753
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 0.1%
    Crane Co. .......................     105         3,228
    Dover Corp. .....................     356        14,151
                                                -----------
                                                     17,379
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 1.1%
    Cintas Corp. ....................     352        17,646
    Dana Corp. ......................     291         5,340
    Danaher Corp. ...................     302        27,709
    E.I. DuPont de Nemours & Co. ....   1,983        91,000
    Eaton Corp. .....................     142        15,333
    Monsanto Co. ....................     543        15,628

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Northrop Grumman Corp. ..........     355   $    33,938
    Pall Corp. ......................     300         8,049
    Temple-Inland, Inc. .............     112         7,019
                                                -----------
                                                    221,662
                                                -----------
  MOTORCYCLES, BICYCLES & PARTS -- 0.1%
    Harley-Davidson, Inc. ...........     595        28,280
                                                -----------
  PAPER & FOREST PRODUCTS -- 0.5%
    Boise Cascade Corp. .............     109         3,582
    Georgia-Pacific Corp. ...........     457        14,016
    International Paper Co. .........     932        40,179
    MeadWestvaco Corp. ..............     370        11,008
    Weyerhaeuser Co. ................     440        28,160
                                                -----------
                                                     96,945
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 8.6%
    Abbott Laboratories..............   3,145       146,557
    Allergan, Inc. ..................     263        20,201
    Bristol-Meyers Squibb Co. .......   3,845       109,967
    Chiron Corp.*....................     397        22,625
    Forest Laboratories, Inc.*.......     707        43,693
    Johnson & Johnson................   5,972       308,513
    King Pharmaceuticals, Inc.*......     369         5,631
    Lilly Eli & Co. .................   2,285       160,704
    MedImmune, Inc.*.................     530        13,462
    Merck & Co., Inc. ...............   4,519       208,778
    Pfizer, Inc. ....................  15,361       542,703
    Schering-Plough Corp. ...........   2,836        49,318
    Waters Corp.*....................     174         5,770
    Watson Pharmaceuticals, Inc.*....     261        12,006
    Wyeth............................   2,729       115,846
                                                -----------
                                                  1,765,774
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.9%
    C.R. Bard, Inc. .................      97         7,881
    Guidant Corp. ...................     638        38,408
    Medtronic, Inc. .................   2,478       120,456
    St. Jude Medical, Inc.*..........     376        23,068
                                                -----------
                                                    189,813
                                                -----------
  SEMICONDUCTORS -- 1.8%
    Advanced Micro Devices, Inc.*....     628         9,357
    Altera Corp.*....................     847        19,227
    Analog Devices, Inc. ............     727        33,188
    Applied Materials, Inc.*.........   3,324        74,624
    Applied Micro Circuits Corp.*....     472         2,823

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Broadcom Corp. -- Class A*.......     548   $    18,681
    LSI Logic Corp.*.................     822         7,291
    Maxim Integrated Products,
      Inc. ..........................     634        31,573
    Micron Technology, Inc.*.........   1,258        16,945
    National Semiconductor Corp.*....     349        13,754
    Novellus Systems, Inc.*..........     294        12,363
    NVIDIA Corp.*....................     235         5,464
    PMC-Sierra, Inc.*................     238         4,796
    Texas Instruments, Inc. .........   3,440       101,067
    Xilinx, Inc.*....................     714        27,660
                                                -----------
                                                    378,813
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.7%
    Andrew Corp.*....................     288         3,315
    Avaya, Inc.*.....................     760         9,834
    BellSouth Corp. .................   3,667       103,776
    CIENA Corp.*.....................     642         4,263
    Citizens Communications Co.*.....     730         9,067
    Comverse Technology, Inc.*.......     495         8,707
    Corning, Inc. ...................   2,624        27,368
    JDS Uniphase Corp.*..............   3,150        11,498
    Lucent Technologies, Inc.*.......   8,275        23,501
    Motorola, Inc. ..................   4,827        67,916
    QUALCOMM, Inc.*..................   1,593        85,910
    Tellabs, Inc.*...................     604         5,092
                                                -----------
                                                    360,247
                                                -----------
  TOBACCO -- 1.2%
    Altria Group, Inc. ..............   4,122       224,319
    RJ Reynolds Tobacco Holdings,
      Inc. ..........................     184        10,700
    UST, Inc. .......................     269         9,601
                                                -----------
                                                    244,620
                                                -----------
  TRANSPORTATION EQUIPMENT -- 0.1%
    Delphi Corp. ....................   1,068        10,904
                                                -----------
   TOTAL MANUFACTURING.......................     8,039,330
                                                -----------
 MINING -- 0.3%
    Allegheny Technologies, Inc. ....      30           397
    Freeport-McMoRan Copper & Gold,
      Inc. -- Class B................     349        14,703
    Newmont Mining Corp. ............     835        40,589
    Phelps Dodge Corp.*..............     162        12,327
    Worthington Industries, Inc. ....     180         3,245
                                                -----------
   TOTAL MINING..............................        71,261
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
 OIL & GAS -- 5.5%
  CRUDE PETROLEUM & NATURAL GAS -- 3.0%
    Exxon Mobil Corp. ...............  13,300   $   545,299
    Marathon Oil Corp. ..............     565        18,696
    Occidental Petroleum Corp. ......     752        31,764
    Praxair, Inc. ...................     664        25,365
    Sunoco, Inc. ....................     128         6,547
                                                -----------
                                                    627,671
                                                -----------
  DRILLING OIL & GAS WELLS -- 0.2%
    Nabors Industries, Ltd.*.........     270        11,205
    Noble Corp.*.....................     266         9,517
    Rowan Companies, Inc.*...........     176         4,078
    Transocean, Inc.*................     697        16,735
                                                -----------
                                                     41,535
                                                -----------
  OIL & GAS EXPLORATION -- 2.1%
    Amerada Hess Corp. ..............     183         9,730
    Anadarko Petroleum Corp. ........     506        25,811
    Apache Corp. ....................     323        26,195
    Burlington Resources, Inc. ......     435        24,090
    ChevronTexaco Corp. .............   2,171       187,553
    ConocoPhillips...................   1,401        91,864
    Devon Energy Corp. ..............     464        26,569
    EOG Resources, Inc. .............     264        12,189
    Kerr-McGee Corp. ................     246        11,437
    Unocal Corp. ....................     484        17,826
                                                -----------
                                                    433,264
                                                -----------
  PIPELINES -- 0.2%
    Dynegy, Inc. ....................     820         3,510
    El Paso Corp. ...................   1,242        10,172
    Kinder Morgan, Inc. .............     217        12,825
    The Williams Companies, Inc. ....     994         9,761
                                                -----------
                                                     36,268
                                                -----------
   TOTAL OIL & GAS...........................     1,138,738
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 0.4%
    Apartment Investment & Management
      Co. -- Class A.................     126         4,347
    Equity Office Properties Trust...     801        22,949
    Equity Residential Properties
      Trust..........................     596        17,588
    ProLogis.........................     394        12,643
    Simon Property Group, Inc. ......     348        16,126
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......        73,653
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
SERVICES -- 7.0%
  ADVERTISING -- 0.2%
    Omnicom Group, Inc. .............     374   $    32,661
    The Interpublic Group of
      Companies, Inc.*...............     772        12,043
                                                -----------
                                                     44,704
                                                -----------
  BUSINESS SERVICES -- 1.4%
    Automatic Data Processing,
      Inc. ..........................   1,159        45,908
    Avery Dennison Corp. ............     214        11,988
    BMC Software, Inc.*..............     527         9,829
    Cendant Corp.*...................   1,983        44,161
    Concord EFS, Inc.*...............     957        14,202
    Convergys Corp.*.................     216         3,771
    Equifax, Inc. ...................     329         8,061
    First Data Corp. ................   1,418        58,267
    Fiserv, Inc.*....................     400        15,804
    Fluor Corp. .....................     213         8,443
    Parametric Technology Corp.*.....     600         2,364
    Paychex, Inc. ...................     745        27,714
    R.R. Donnelley, & Sons Co. ......     193         5,819
    Robert Half International,
      Inc.*..........................     387         9,033
    Veritas Software Corp.*..........     884        32,849
                                                -----------
                                                    298,213
                                                -----------
  COMMERCIAL SERVICES -- 0.1%
    Monster Worldwide, Inc.*.........     317         6,961
    Sabre Holdings Corp. ............     242         5,225
                                                -----------
                                                     12,186
                                                -----------
  CRUISE LINES -- 0.2%
    Carnival Corp. ..................   1,221        48,510
                                                -----------
  EDUCATIONAL SERVICES -- 0.1%
    Apollo Group, Inc. -- Class A*...     369        25,092
                                                -----------
  INTERNET SERVICES -- 0.8%
    eBay, Inc.*......................   1,287        83,128
    Qwest Communications
      International, Inc.*...........   3,612        15,604
    Yahoo!, Inc.*....................   1,366        61,703
                                                -----------
                                                    160,435
                                                -----------
  MEDICAL & HEALTH SERVICES -- 1.7%
    Aetna, Inc. .....................     311        21,017
    Anthem, Inc.*....................     255        19,125
    Cardinal Health, Inc. ...........     853        52,169

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Express Scripts, Inc. -- Class
      A*.............................     170   $    11,293
    HCA, Inc. .......................     965        41,456
    Health Management Associates,
      Inc. -- Class A................     475        11,400
    Humana, Inc.*....................     272         6,215
    IMS Health, Inc. ................     420        10,441
    Manor Care, Inc. ................     125         4,321
    McKesson Corp. ..................     621        19,971
    Medco Health Solutions, Inc.*....     577        19,612
    Quest Diagnostic, Inc.*..........     213        15,572
    Tenet Healthcare Corp.*..........   1,018        16,339
    UnitedHealth Group, Inc. ........   1,216        70,748
    WellPoint Health Networks,
      Inc.*..........................     290        28,127
                                                -----------
                                                    347,806
                                                -----------
  OIL & GAS FIELD SERVICES -- 0.5%
    BJ Services Co.*.................     347        12,457
    Halliburton Co. .................     879        22,854
    Schlumberger, Ltd. ..............   1,210        66,212
                                                -----------
                                                    101,523
                                                -----------
  PRINTING & PUBLISHING -- 0.7%
    Dow Jones & Co., Inc. ...........     126         6,281
    Gannett Co., Inc. ...............     518        46,185
    Knight-Ridder, Inc. .............     170        13,153
    The McGraw-Hill Companies.,
      Inc. ..........................     383        26,779
    The New York Times Co. ..........     279        13,333
    Tribune Co. .....................     612        31,579
                                                -----------
                                                    137,310
                                                -----------
  SANITARY SERVICES -- 0.2%
    Allied Waste Industries, Inc.*...     748        10,382
    Waste Management, Inc. ..........   1,152        34,099
                                                -----------
                                                     44,481
                                                -----------
  TELECOMMUNICATIONS SERVICES -- 1.1%
    SBC Communications, Inc. ........   6,662       173,679
    Scientific-Atlanta, Inc. ........     336         9,173
    Sprint Corp. ....................   1,788        29,359
    Sprint Corp. (PCS Group)*........   2,293        12,887
                                                -----------
                                                    225,098
                                                -----------
  TRANSPORTATION -- 0.0%
    Ryder Systems, Inc. .............     120         4,098
                                                -----------
   TOTAL SERVICES............................     1,449,456
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
TRANSPORTATION -- 1.6%
  AIR TRANSPORTATION -- 0.1%
    Delta Air Lines, Inc.*...........     225   $     2,657
    Southwest Airlines Co. ..........   1,579        25,485
                                                -----------
                                                     28,142
                                                -----------
  RAILROADS -- 0.4%
    Burlington Northern Santa Fe
      Corp. .........................     756        24,457
    CSX Corp. .......................     443        15,921
    Norfolk Southern Corp. ..........     719        17,004
    Union Pacific Corp. .............     498        34,601
                                                -----------
                                                     91,983
                                                -----------
  TRANSPORTATION -- SHIPPING -- 1.1%
    FedEx Corp. .....................     584        39,420
    United Parcel Service, Inc. .....   2,289       170,646
                                                -----------
                                                    210,066
                                                -----------
   TOTAL TRANSPORTATION......................       330,191
                                                -----------
 WHOLESALE & RETAIL TRADE -- 8.2%
  MISCELLANEOUS RETAIL STORES -- 0.4%
    Best Buy Co., Inc. ..............     627        32,754
    Circuit City Stores, Inc. .......     291         2,948
    Dollar General Corp. ............     694        14,567
    Family Dollar Stores, Inc. ......     314        11,266
    RadioShack Corp. ................     395        12,119
                                                -----------
                                                     73,654
                                                -----------
  RETAIL -- WOMEN'S CLOTHING STORES -- 0.1%
    Jones Apparel Group, Inc. .......     307        10,816
    Liz Claiborne, Inc. .............     176         6,241
                                                -----------
                                                     17,057
                                                -----------
  RETAIL APPAREL & ACCESSORY STORES -- 0.3%
    Nike, Inc. -- Class B............     516        35,325
    The TJX Companies, Inc. .........     919        20,264
    VF Corp. ........................     236        10,205
                                                -----------
                                                     65,794
                                                -----------
  RETAIL BUILDING MATERIALS -- 1.2%
    Home Depot, Inc. ................   4,636       164,532
    Lowe's Companies, Inc. ..........   1,564        86,630
                                                -----------
                                                    251,162
                                                -----------
  RETAIL DEPARTMENT STORES -- 0.6%
    Dillard's, Inc. -- Class A.......     225         3,704
    Federated Department Stores,
      Inc.*..........................     406        19,135

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    J.C. Penney Co., Inc. ...........     573   $    15,058
    Kohl's Corp.*....................     659        29,615
    Nordstrom, Inc. .................     224         7,683
    Sears, Roebuck & Co. ............     552        25,110
    The May Department Stores Co. ...     547        15,901
                                                -----------
                                                    116,206
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 0.6%
    Darden Restaurants, Inc. ........     236         4,965
    McDonald's Corp. ................   2,628        65,253
    Starbucks Corp.*.................     772        25,522
    Wendy's International, Inc. .....     232         9,104
    Yum! Brands, Inc.*...............     629        21,638
                                                -----------
                                                    126,482
                                                -----------
  RETAIL GROCERY STORES -- 0.3%
    Albertson's, Inc. ...............     825        18,686
    Kroger Co.*......................   1,485        27,487
    Safeway, Inc.*...................     806        17,659
    Winn-Dixie Stores, Inc. .........     130         1,294
                                                -----------
                                                     65,126
                                                -----------
  RETAIL MERCHANDISING -- 3.4%
    Bed Bath & Beyond, Inc.*.........     588        25,490
    Big Lots, Inc.*..................      94         1,336
    CVS Corp. .......................     774        27,957
    Limited Brands...................     955        17,219
    Target Corp. ....................   1,882        72,269
    The Gap, Inc. ...................   1,735        40,269
    Wal-Mart Stores, Inc. ...........   8,706       461,853
    Walgreen Co. ....................   2,049        74,543
                                                -----------
                                                    720,936
                                                -----------
  SPECIALTY RETAIL STORES -- 0.5%
    AutoNation, Inc.*................     453         8,322
    AutoZone, Inc.*..................     180        15,338
    Office Depot, Inc.*..............     632        10,561
    Pitney Bowes, Inc. ..............     429        17,426
    Staples, Inc.*...................   1,035        28,256
    Tiffany & Co. ...................     303        13,696
    Toys 'R' Us, Inc.*...............     313         3,956
                                                -----------
                                                     97,555
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
WHOLESALE -- DRUGS -- 0.1%
    AmerisourceBergen Corp. .........     229   $    12,858
                                                -----------
  WHOLESALE -- ELECTRIC COMPANIES & SYSTEMS -- 0.2%
    AES Corp.*.......................   1,344        12,687
    American Electric Power Company.,
      Inc. ..........................     828        25,262
                                                -----------
                                                     37,949
                                                -----------
  WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 0.0%
    SUPERVALU, Inc. .................     342         9,778
                                                -----------
  WHOLESALE -- INDUSTRIAL SUPPLIES -- 0.1%
    The Sherwin-Williams Co. ........     346        12,020
                                                -----------
  WHOLESALE -- MACHINERY EQUIPMENT -- 0.0%
    W.W. Grainger, Inc. .............     203         9,620
                                                -----------
  WHOLESALE MISCELLANEOUS -- 0.4%
    Costco Wholesale Corp.*..........     942        35,024
    Sysco Corp. .....................   1,261        46,947
                                                -----------
                                                     81,971
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
   TOTAL WHOLESALE & RETAIL TRADE............   $ 1,698,168
                                                -----------
   TOTAL COMMON STOCK (COST $18,996,194).....    20,659,978
                                                -----------
SHORT-TERM INVESTMENTS -- 0.3%
    BlackRock Provident Institutional
      Fund -- Temp Cash Fund --
      Institutional Series...........  27,565        27,565
    BlackRock Provident Institutional
      Fund -- Temp
      Fund -- Institutional Series...  27,565        27,565
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $55,130)................................        55,130
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $19,051,324)+..............................   $20,715,108
                                                ===========

------------------------
* Non-income producing security.
+ The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $1,663,784. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,760,103, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $96,319.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 91.5%
 AEROSPACE & DEFENSE -- 2.9%
    General Dynamics Corp.*.........      325   $    29,377
    L-3 Communications Holdings,
      Inc.*.........................    5,450       279,912
    Lockheed Martin Corp............    3,700       190,180
    Northrop Grumman Corp...........    1,395       133,362
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................       632,831
                                                -----------
 COMMUNICATION & BROADCASTING -- 14.6%
    ADC Telecommunications, Inc.*...   72,775       216,142
    ALLTEL Corp.....................    4,080       190,046
    CenturyTel, Inc.................   13,385       436,618
    Emmis Communications Corp. --
      Class A*......................    9,800       265,090
    Hearst-Argyle Television,
      Inc...........................    6,180       170,321
    Insight Communications Co.,
      Inc.*.........................   15,620       161,042
    Mediacom Communications
      Corp.*........................   32,928       285,486
    Nextel Communications, Inc.*....    9,100       255,346
    Nextel Partners, Inc.*..........   21,050       283,123
    Telephone & Data Systems,
      Inc...........................    4,375       273,656
    The E.W. Scripps Co.............    3,000       282,420
    XM Satellite Radio Holdings,
      Inc.*.........................   14,350       378,265
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     3,197,555
                                                -----------
 COMPUTER SERVICES -- 2.8%
    Cognos, Inc.*...................    8,900       272,518
    Foundry Networks, Inc.*.........   12,650       346,104
                                                -----------
   TOTAL COMPUTER SERVICES...................       618,622
                                                -----------
 CONSUMER PRODUCTS -- 1.3%
    Kimberly-Clark Corp.............    1,940       114,635
    Newell Rubbermaid, Inc..........    7,040       160,300
                                                -----------
   TOTAL CONSUMER PRODUCTS...................       274,935
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 0.9%
    Consolidated Edison, Inc........    4,635       199,351
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...       199,351
                                                -----------
 FINANCE & INSURANCE -- 10.8%
  FINANCIAL SERVICES -- 2.6%
    Franklin Resources, Inc.........    3,135       163,208
    Leucadia National Corp..........    4,880       224,968
    T.Rowe Price Group, Inc.........    4,055       192,248
                                                -----------
                                                    580,424
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
  INSURANCE -- PROPERTY/CASUALTY -- 1.3%
    Mercury General Corp.*..........    3,200   $   148,960
    The St. Paul Companies, Inc.....    3,295       130,647
                                                -----------
                                                    279,607
                                                -----------
  INSURANCE CARRIERS -- 3.3%
    CNA Financial Corp.*............    6,485       156,289
    Marsh & McLennan Companies,
      Inc...........................    3,695       176,954
    PartnerRe Ltd...................    3,160       183,438
    Torchmark Corp..................    4,290       195,367
                                                -----------
                                                    712,048
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 0.6%
    AmeriCredit Corp.*..............    8,530       135,883
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 0.8%
    Friedman, Billings, Ramsey
      Group, Inc....................    7,330       169,176
                                                -----------
  STATE & NATIONAL BANKS -- 2.2%
    Golden West Financial Corp......    2,240       231,145
    North Fork Bancorporation,
      Inc...........................    6,170       249,699
                                                -----------
                                                    480,844
                                                -----------
   TOTAL FINANCE & INSURANCE.................     2,357,982
                                                -----------
 MANUFACTURING -- 28.1%
  APPAREL -- 0.6%
    The Timberland Co. -- Class
      A*............................    2,610       135,903
                                                -----------
  BIOTECHNOLOGY -- 1.4%
    Gilead Sciences, Inc.*..........    5,250       305,234
                                                -----------
  BUILDING MATERIALS & COMPONENTS -- 1.0%
    Martin Marietta Materials
      Corp..........................    4,820       226,395
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 0.9%
    QLogic Corp.*...................    3,850       198,660
                                                -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.8%
    Harman International Industries,
      Inc...........................    4,000       295,920
    KLA-Tencor Corp.*...............    5,250       308,017
                                                -----------
                                                    603,937
                                                -----------
  FOOD & BEVERAGE -- 1.6%
    Cadbury Schweppes PLC, ADR......    4,955       148,105
    HJ Heinz Co.....................    5,375       195,811
                                                -----------
                                                    343,916
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.7%
    NVR, Inc.*......................      310   $   144,460
                                                -----------
  LUMBER & WOOD PRODUCTS -- 0.8%
    Plum Creek Timber Co., Inc......    5,425       165,191
                                                -----------
  MEDICAL EQUIPMENT & SUPPLIES -- 2.5%
    Boston Scientific Corp.*........    6,700       246,292
    Zimmer Holdings, Inc.*..........    4,250       299,200
                                                -----------
                                                    545,492
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 2.1%
    American Power Conversion
      Corp..........................    7,210       176,285
    Jabil Circuit, Inc.*............   10,150       287,245
                                                -----------
                                                    463,530
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 2.9%
    Lancaster Colony Corp...........    6,745       304,603
    Sensient Technologies Corp......    5,670       112,096
    Trinity Industries, Inc.........    6,670       205,703
                                                -----------
                                                    622,402
                                                -----------
  MOTORCYCLES, BICYCLES & PARTS -- 0.6%
    Harley-Davidson, Inc............    2,900       137,837
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 2.6%
    Bristol-Meyers Squibb Co........    4,070       116,402
    Eon Labs, Inc.*.................    3,000       152,850
    Medicis Pharmaceutical Corp. --
      Class A*......................    1,850       131,905
    MGI Pharma, Inc.*...............    3,950       162,543
                                                -----------
                                                    563,700
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.3%
    Advanced Neuromodulation
      Systems, Inc.*................    6,450       296,571
    C.R. Bard, Inc..................    1,130        91,813
    Diagnostic Products Corp........    2,515       115,464
                                                -----------
                                                    503,848
                                                -----------
  SEMICONDUCTORS -- 2.0%
    Microchip Technology, Inc.......    8,600       286,896
    Omnivision Technologies,
      Inc.*.........................    2,900       160,225
                                                -----------
                                                    447,121
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 2.2%
    Advanced Fibre Communication,
      Inc.*.........................    9,450       190,418
    Research in Motion Ltd.*........    4,250       284,028
                                                -----------
                                                    474,446
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
  TOBACCO -- 1.1%
    UST, Inc........................    6,800   $   242,692
                                                -----------
   TOTAL MANUFACTURING.......................     6,124,764
                                                -----------
 MINING -- 0.9%
    Consol Energy Inc.*.............    8,000       207,200
                                                -----------
   TOTAL MINING..............................       207,200
                                                -----------
 OIL & GAS -- 5.9%
  DRILLING OIL & GAS WELLS -- 0.7%
    Nabors Industries, Ltd.*........    3,470       144,005
                                                -----------
  OIL & GAS EXPLORATION -- 4.3%
    Burlington Resources, Inc.......    3,685       204,075
    ConocoPhillips..................    2,010       131,796
    Evergreen Resources, Inc.*......    9,750       316,973
    XTO Energy, Inc.................   10,700       302,810
                                                -----------
                                                    955,654
                                                -----------
  PIPELINES -- 0.9%
    National Fuel Gas Co............    7,895       192,954
                                                -----------
   TOTAL OIL & GAS...........................     1,292,613
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 0.9%
    American Financial Realty
      Trust.........................   12,175       207,584
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......       207,584
                                                -----------
 SERVICES -- 13.4%
  BUSINESS SERVICES -- 5.2%
    Automatic Data Processing,
      Inc...........................    4,350       172,304
    D&B Corp.*......................    4,235       214,757
    Robert Half International,
      Inc.*.........................    9,450       220,563
    The Corporate Executive Board
      Co.*..........................    5,300       247,351
    Veritas Software Corp.*.........    7,500       278,700
                                                -----------
                                                  1,133,675
                                                -----------
  CRUISE LINES -- 1.4%
    Royal Caribbean Cruises Ltd.....    8,700       302,673
                                                -----------
  EDUCATIONAL SERVICES -- 1.4%
    University of Phoenix Online*...    4,500       310,185
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
INTERNET SERVICES -- 1.9%
    Ask Jeeves, Inc.*...............   14,300   $   259,116
    Yahoo!, Inc.*...................    3,450       155,837
                                                -----------
                                                    414,953
                                                -----------
  OIL & GAS FIELD SERVICES -- 0.7%
    Key Energy Services, Inc.*......   15,020       154,856
                                                -----------
  PRINTING & PUBLISHING -- 2.8%
    Gannett Co., Inc................    1,090        97,184
    Knight-Ridder, Inc..............    4,180       323,406
    Lee Enterprises, Inc............    4,740       206,901
                                                -----------
                                                    627,491
                                                -----------
   TOTAL SERVICES............................     2,943,833
                                                -----------
 WHOLESALE & RETAIL TRADE -- 9.0%
  MISCELLANEOUS RETAIL STORES -- 1.2%
    Cost Plus, Inc.*................    6,600       270,600
                                                -----------
  RETAIL -- WOMEN'S CLOTHING STORES -- 0.8%
    Jones Apparel Group, Inc........    4,865       171,394
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 1.4%
    P.F. Chang's China Bistro,
      Inc.*.........................    5,850       297,648
                                                -----------
  SPECIALTY RETAIL STORES -- 3.9%
    Dick's Sporting Goods, Inc.*....    5,350       260,331
    Staples, Inc.*..................   10,600       289,380
    Tiffany & Co....................    6,800       307,360
                                                -----------
                                                    857,071
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
  WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 0.8%
    Whole Foods Market, Inc.*.......    2,600   $   174,538
                                                -----------
  WHOLESALE -- INDUSTRIAL SUPPLIES -- 0.9%
    The Sherwin-Williams Co.........    5,940       206,356
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     1,977,607
                                                -----------
   TOTAL COMMON STOCK (COST $18,185,602).....    20,034,877
                                                -----------
SHORT-TERM INVESTMENTS -- 8.5%
    BlackRock Provident
      Institutional Fund -- Temp
      Cash Fund -- Institutional
      Series........................  884,338       884,338
    BlackRock Provident
      Institutional Fund -- Temp
      Fund -- Institutional
      Series........................  884,338       884,338
    PNC Money Market Fund...........   97,958        97,958
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $1,866,634).............................     1,866,634
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $20,052,235)+..............................   $21,901,511
                                                ===========

------------------------
ADR -- American Depository Receipt
*  Non-income producing security.
+ The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $1,849,276. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,000,457, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $151,181.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
COMMON STOCK -- 99.7%
 AEROSPACE & DEFENSE -- 0.7%
    L-3 Communications Holdings,
      Inc.*..........................      878   $   45,094
    Titan Corp.*.....................      713       15,551
                                                 ----------
   TOTAL AEROSPACE & DEFENSE..................       60,645
                                                 ----------
 COMMUNICATION & BROADCASTING -- 2.0%
    Belo Corp. -- Class A............    1,079       30,579
    Cincinnati Bell, Inc.*...........    2,376       11,999
    Emmis Communications Corp. --
      Class A*.......................      514       13,904
    Entercom Communications Corp.*...      474       25,103
    Macrovision Corp.*...............      468       10,572
    Media General, Inc. .............      207       13,476
    Price Communications Corp.*......      442        6,069
    Telephone & Data Systems,
      Inc. ..........................      539       33,713
    Westwood One, Inc.*..............      940       32,157
                                                 ----------
   TOTAL COMMUNICATION & BROADCASTING.........      177,572
                                                 ----------
 COMPUTER SERVICES -- 3.9%
    3Com Corp.*......................    3,514       28,709
    Affiliated Computer Services,
      Inc. -- Class A*...............    1,205       65,623
    Cadence Design Systems, Inc.*....    2,474       44,482
    Ceridian Corp.*..................    1,405       29,421
    DST Systems, Inc.*...............      750       31,320
    GTECH Holdings Corp..............      555       27,467
    Jack Henry & Associates, Inc.....      820       16,876
    Polycom, Inc.*...................      919       17,939
    Sybase, Inc.*....................      922       18,975
    Tech Data Corp.*.................      501       19,885
    The BISYS Group, Inc.*...........    1,122       16,695
    The Reynolds & Reynolds Co. --
      Class A........................      632       18,360
    Transaction Systems Architects,
      Inc.*..........................      352        7,966
                                                 ----------
   TOTAL COMPUTER SERVICES....................      343,719
                                                 ----------
 CONSUMER PRODUCTS -- 2.0%
    Blyth, Inc. .....................      434       13,983
    Church and Dwight Co., Inc. .....      358       14,177
    Dial Corp. ......................      885       25,196
    Energizer Holdings, Inc.*........      795       29,860
    Murphy Oil Corp. ................      834       54,469
    Rent-A-Center, Inc.*.............      721       21,543
    The Scotts Co. -- Class A*.......      279       16,506
                                                 ----------
   TOTAL CONSUMER PRODUCTS....................      175,734
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 6.4%
    AGL Resources, Inc.*.............      595   $   17,315
    Allete Corp. ....................      820       25,092
    Alliant Energy Corp. ............    1,046       26,045
    Aquila, Inc.*....................    1,982        6,719
    Black Hills Corp. ...............      291        8,681
    DPL, Inc. .......................    1,198       25,014
    Duquesne Light Holdings, Inc. ...      673       12,343
    Energy East Corp. ...............    1,254       28,090
    Equitable Resources, Inc. .......      547       23,477
    Great Plains Energy, Inc. .......      641       20,397
    Hawaiian Electric Industries,
      Inc. ..........................      333       15,774
    Idacorp, Inc. ...................      343       10,263
    MDU Resources Group, Inc. .......    1,071       25,501
    Northeast Utilities Co. .........    1,266       25,535
    NStar............................      502       24,347
    OGE Energy Corp. ................      754       18,239
    ONEOK, Inc. .....................      881       19,452
    Peabody Energy Corp. ............      503       20,980
    Pepco Holdings, Inc. ............    1,612       31,498
    Philadelphia Suburban Corp. .....      812       17,945
    PNM Resources, Inc. .............      337        9,470
    Puget Energy, Inc. ..............      828       19,682
    SCANA Corp. .....................    1,039       35,586
    Sierra Pacific Resources
      Corp. .........................      955        7,010
    Vectren Corp. ...................      662       16,318
    Westar Energy, Inc. .............      645       13,061
    WGL Holdings, Inc. ..............      470       13,061
    Wind River Systems, Inc. ........      698        6,114
    Wisconsin Energy Corp. ..........    1,103       36,896
    WPS Resources Corp. .............      319       14,747
                                                 ----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES....      574,652
                                                 ----------
 ENTERTAINMENT & LEISURE -- 0.9%
    International Speedway Corp. --
      Class A........................      468       20,901
    Mandalay Resort Group............      580       25,938
    Park Place Entertainment
      Corp.*.........................    2,853       30,897
    Six Flags, Inc.*.................      932        7,009
                                                 ----------
   TOTAL ENTERTAINMENT & LEISURE..............       84,745
                                                 ----------
 FINANCE & INSURANCE -- 18.1%
  FINANCIAL SERVICES -- 2.1%
    E*TRADE Group, Inc.*.............    3,420       43,263
    Eaton Vance Corp. ...............      619       22,680
    Greenpoint Financial Corp. ......    1,250       44,150
    Leucadia National Corp. .........      620       28,582

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
    Raymond James Financial, Inc. ...      431   $   16,249
    SEI Investments Co. .............      991       30,196
                                                 ----------
                                                    185,120
                                                 ----------
  INSURANCE -- PROPERTY/CASUALTY -- 1.4%
    American Financial Group,
      Inc. ..........................      695       18,390
    Fidelity National Financial,
      Inc. ..........................    1,336       51,810
    First American Corp. ............      717       21,345
    Ohio Casualty Corp. .............      515        8,940
    W.R. Berkley Corp.*..............      786       27,471
                                                 ----------
                                                    127,956
                                                 ----------
  INSURANCE CARRIERS -- 3.8%
    Allmerica Financial Corp. .......      497       15,293
    AmerUs Group Co. ................      369       12,904
    Arthur J. Gallagher & Co. .......      851       27,649
    Brown & Brown, Inc. .............      603       19,664
    Everest Re Group, Ltd. ..........      505       42,723
    HCC Insurance Holdings, Inc. ....      593       18,857
    Horace Mann Educators Corp. .....      356        4,973
    Old Republic International
      Corp. .........................    1,650       41,844
    Protective Life Corp. ...........      638       21,590
    StanCorp Financial Group,
      Inc. ..........................      257       16,160
    The MONY Group, Inc.*............      443       13,861
    The PMI Group, Inc. .............      892       33,209
    Radian Group, Inc. ..............      853       41,584
    Unitrin, Inc. ...................      638       26,420
                                                 ----------
                                                    336,731
                                                 ----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 2.3%
    Americredit Corp.*...............    1,380       21,983
    Independence Community Bank
      Corp. .........................      481       17,302
    New York Community Bancorp,
      Inc. ..........................    1,770       67,348
    Sovereign Bancorp, Inc. .........    2,652       62,984
    Washington Federal, Inc. ........      616       17,494
    Webster Financial Corp. .........      403       18,482
                                                 ----------
                                                    205,593
                                                 ----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 1.1%
    A.G. Edwards, Inc. ..............      696       25,216
    Investment Technology Group,
      Inc.*..........................      392        6,331
    Labranche & Co., Inc. ...........      613        7,154
    Legg Mason, Inc. ................      598       46,154
    Waddell & Reed Financial, Inc. --
      Class A........................      732       17,173
                                                 ----------
                                                    102,028
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  STATE & NATIONAL BANKS -- 7.4%
    Associated Banc-Corp. ...........      690   $   29,429
    Astoria Financial Corp. .........      703       26,152
    Bank of Hawaii, Corp. ...........      516       21,775
    Banknorth Group, Inc. ...........    1,466       47,689
    City National Corp. .............      461       28,637
    Commerce Bancorp, Inc. ..........      710       37,403
    Compass Bancshares, Inc. ........    1,145       45,010
    Cullen/Frost Bankers, Inc. ......      478       19,392
    Firstmerit Corp. ................      784       21,144
    Greater Bay Bancorp..............      506       14,411
    Hibernia Corp. -- Class A........    1,429       33,596
    Investors Financial Service
      Corp. .........................      602       23,123
    M&T Bank Corp. ..................    1,111      109,210
    Mercantile Bankshares Corp. .....      727       33,137
    National Commerce Financial
      Corp. .........................    1,859       50,714
    Provident Financial Group,
      Inc. ..........................      434       13,866
    Silicon Valley Bancshares*.......      329       11,867
    TCF Financial Corp. .............      665       34,148
    The Colonial BancGroup, Inc. ....    1,156       20,022
    Westamerica Bancorp..............      290       14,413
    Wilmington Trust Corp. ..........      608       21,888
                                                 ----------
                                                    657,026
                                                 ----------
   TOTAL FINANCE & INSURANCE..................    1,614,454
                                                 ----------
 HOTELS & MOTELS -- 0.1%
    Extended Stay America, Inc. .....      895       12,960
                                                 ----------
   TOTAL HOTELS & MOTELS......................       12,960
                                                 ----------
 INFORMATION TECHNOLOGY -- 2.1%
  APPLICATION SOFTWARE -- 0.2%
    National Instruments Corp. ......      477       21,689
                                                 ----------
  COMPUTER STORAGE/PERIPHERALS -- 1.2%
    Imation Corp. ...................      295       10,369
    McDATA Corp.*....................    1,132       10,788
    Quantum Corp.*...................    1,302        4,062
    Sandisk Corp.*...................      741       45,305
    Storage Technology Corp.*........    1,044       26,883
                                                 ----------
                                                     97,407
                                                 ----------
  HOME ENTERTAINMENT SOFTWARE -- 0.2%
    Activision, Inc.*................      852       15,506
                                                 ----------
  IT CONSULTING & SERVICES -- 0.1%
    Gartner, Inc. -- Class A*........    1,128       12,758
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
SERVICES -- DATA PROCESSING -- 0.2%
    Fair Isaac & Co., Inc. ..........      423   $   20,795
                                                 ----------
  SYSTEMS SOFTWARE -- 0.2%
    Advent Software, Inc.*...........      331        5,769
    Ascential Software Corp.*........      549       14,236
                                                 ----------
                                                     20,005
                                                 ----------
   TOTAL INFORMATION TECHNOLOGY...............      188,160
                                                 ----------
 MANUFACTURING -- 33.3%
  APPAREL -- 0.9%
    Coach, Inc. .....................    1,726       65,156
    The Timberland Co. -- Class A*...      332       17,287
                                                 ----------
                                                     82,443
                                                 ----------
  ATHLETIC EQUIPMENT -- 0.1%
    Callaway Golf Co. ...............      630       10,616
                                                 ----------
  AUTO PARTS & EQUIPMENT -- 0.8%
    ArvinMeritor, Inc. ..............      612       14,761
    BorgWarner, Inc. ................      250       21,268
    Lear Corp. ......................      614       37,657
                                                 ----------
                                                     73,686
                                                 ----------
  BIOTECHNOLOGY -- 1.4%
    Gilead Sciences, Inc.*...........    1,875      109,012
    Protein Design Labs, Inc.*.......      878       15,716
                                                 ----------
                                                    124,728
                                                 ----------
  BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.2%
    Dycom Industries, Inc.*..........      431       11,559
    Granite Construction, Inc. ......      379        8,903
                                                 ----------
                                                     20,462
                                                 ----------
  BUILDING MATERIALS & COMPONENTS -- 0.9%
    Fastenal Co. ....................      694       34,658
    Martin Marietta Materials
      Corp. .........................      454       21,324
    Modine Manufacturing Co. ........      289        7,797
    York International Corp. ........      353       12,990
                                                 ----------
                                                     76,769
                                                 ----------
  CHEMICAL & ALLIED PRODUCTS -- 2.6%
    Airgas, Inc.*....................      654       14,048
    Albemarle Corp. .................      392       11,748
    Cabot Corp. .....................      574       18,276
    Cabot Microelectronics Corp.*....      234       11,466
    Crompton Corp. ..................    1,036        7,428
    Cytec Industries, Inc.*..........      349       13,398

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
    Cytyc Corp.*.....................      982   $   13,512
    Ferro Corp. .....................      393       10,694
    FMC Corp.*.......................      337       11,502
    IMC Global, Inc. ................    1,127       11,191
    Lyondell Chemical Co. ...........    1,666       28,239
    Minerals Technologies, Inc. .....      191       11,317
    Olin Corp. ......................      559       11,214
    RPM International, Inc. .........    1,026       16,888
    The Lubrizol Corp. ..............      457       14,862
    The Valspar Corp. ...............      444       21,942
    Unifi, Inc.*.....................      586        3,780
                                                 ----------
                                                    231,505
                                                 ----------
  COMPUTERS & OFFICE EQUIPMENT -- 0.2%
    Herman Miller, Inc. .............      644       15,630
                                                 ----------
  DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 0.2%
    Teleflex, Inc. ..................      369       17,834
                                                 ----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 0.2%
    Carlisle Companies, Inc. ........      272       16,554
                                                 ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    LTX Corp.*.......................      453        6,809
    Mentor Graphics Corp.*...........      625        9,088
    Zebra Technologies Corp.*........      445       29,535
                                                 ----------
                                                     45,432
                                                 ----------
  FARM MACHINERY -- 0.2%
    AGCO Corp. ......................      715       14,400
                                                 ----------
  FOOD & BEVERAGE -- 3.0%
    Constellation Brands Inc.*.......      956       31,481
    Dean Foods Co.*..................    1,409       46,314
    Hormel Foods Corp. ..............    1,301       33,579
    Interstate Bakeries Corp. .......      413        5,877
    Krispy Kreme Doughnuts, Inc.*....      540       19,764
    PepsiAmericas, Inc. .............    1,270       21,742
    Smithfield Foods, Inc.*..........    1,049       21,714
    Superior Industries
      International, Inc. ...........      253       11,011
    The J.M. Smucker Co. ............      462       20,924
    Tootsie Roll Industries, Inc. ...      459       16,524
    Tyson Foods, Inc. ...............    3,191       42,249
                                                 ----------
                                                    271,179
                                                 ----------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.3%
    Hovnanian Enterprises, Inc.*.....      284       24,725
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
GLASS & PLASTIC PACKAGING PRODUCTS -- 0.7%
    Packaging Corp. of America.......      965   $   21,095
    Potlatch Corp. ..................      284        9,875
    Sonoco Products Co. .............      897       22,084
    Wausau-Mosinee Paper Corp. ......      394        5,327
                                                 ----------
                                                     58,381
                                                 ----------
  MANUFACTURED HOMES -- 1.8%
    D.R. Horton, Inc. ...............    1,461       63,202
    Lennar Corp. ....................      732       70,271
    Toll Brothers, Inc.*.............      689       27,395
                                                 ----------
                                                    160,868
                                                 ----------
  MEDICAL EQUIPMENT & SUPPLIES -- 2.2%
    Apogent Technologies, Inc.*......      810       18,662
    Charles River Laboratories
      International, Inc.*...........      430       14,762
    Dentsply International, Inc. ....      743       33,561
    Hillenbrand Industries, Inc. ....      566       35,126
    Patterson Dental Co.*............      621       39,843
    STERIS Corp.*....................      617       13,944
    Varian Medical Systems, Inc.*....      621       42,911
                                                 ----------
                                                    198,809
                                                 ----------
  METAL FABRICATION -- 0.3%
    Precision Castparts Corp. .......      553       25,112
                                                 ----------
  METAL PRODUCTS -- 0.4%
    Carpenter Technology Corp. ......      187        5,530
    Henry Schein, Inc.*..............      411       27,775
                                                 ----------
                                                     33,305
                                                 ----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.4%
    AMETEK, Inc. ....................      310       14,961
    Arrow Electronics, Inc.*.........      889       20,571
    Avnet, Inc. .....................    1,049       22,721
    Credence Systems Corp.*..........      574        7,554
    Cree, Inc.*......................      696       12,312
    Diebold, Inc. ...................      680       36,632
    Gentex Corp. ....................      721       31,839
    Hubbell, Inc. -- Class B.........      565       24,917
    KEMET Corp.*.....................      777       10,637
    Pentair, Inc. ...................      458       20,931
    Plexus Corp.*....................      351        6,027
    Synopsys, Inc.*..................    1,412       47,668
    Varian, Inc.*....................      335       13,980
    Vishay Intertechnology, Inc.*....    1,508       34,533
                                                 ----------
                                                    305,283
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.2%
    Donaldson Co., Inc. .............      381   $   22,540
    Federal Signal Corp. ............      444        7,779
    Flowserve Corp. .................      460        9,605
    Graco, Inc. .....................      405       16,241
    Grant Prideco, Inc.*.............    1,083       14,101
    Kennametal, Inc. ................      349       13,873
    Nordson Corp. ...................      323       11,153
    Tecumseh Products Co. -- Class
      A..............................      180        8,717
                                                 ----------
                                                    104,009
                                                 ----------
  MISC. MANUFACTURING INDUSTRIES -- 2.2%
    Bandag, Inc.*....................      156        6,427
    Bowater, Inc. ...................      487       22,553
    Harsco Corp. ....................      361       15,819
    HON INDUSTRIES, Inc. ............      552       23,913
    Lancaster Colony Corp. ..........      319       14,406
    Mohawk Industries, Inc. .........      604       42,606
    Sensient Technologies Corp. .....      457        9,035
    Sequa Corp. -- Class A*..........       73        3,577
    SPX Corp.*.......................      699       41,108
    Trinity Industries, Inc. ........      437       13,477
                                                 ----------
                                                    192,921
                                                 ----------
  PAPER PRODUCTS -- 0.1%
    Glatfelter.......................      344        4,283
    Longview Fibre Co. ..............      529        6,533
                                                 ----------
                                                     10,816
                                                 ----------
  PHARMACEUTICAL PREPARATIONS -- 3.9%
    Advance Paradigm, Inc.*..........      836       44,024
    Barr Laboratories, Inc.*.........      608       46,786
    IVAX Corp.*......................    1,786       42,650
    Millennium Pharmaceuticals,
      Inc.*..........................    2,718       50,744
    Mylan Laboratories, Inc..........    2,433       61,457
    Perrigo Co. .....................      666       10,470
    Pharmaceutical Resources,
      Inc.*..........................      297       19,350
    Sepracor, Inc.*..................      747       17,876
    SICOR, Inc. .....................    1,120       30,464
    Valeant Pharmaceuticals
      International..................      772       19,416
    Vertex Pharmaceuticals*..........      762        7,795
                                                 ----------
                                                    351,032
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.5%
    Beckman Coulter, Inc. ...........      581   $   29,532
    Edwards Lifesciences Corp.*......      549       16,514
                                                 ----------
                                                     46,046
                                                 ----------
  SEMICONDUCTORS -- 4.1%
    Atmel Corp.*.....................    4,452       26,757
    Cypress Semiconductor Corp.*.....    1,139       24,329
    Fairchild Semiconductor
      International, Inc.*...........    1,110       27,717
    Integrated Circuit Systems,
      Inc.*..........................      689       19,630
    Integrated Device Technology,
      Inc.*..........................      921       15,814
    International Rectifier Corp.*...      605       29,893
    Intersil Holding Corp. -- Class
      A..............................    1,306       32,454
    Lam Research Corp.*..............    1,223       39,503
    Lattice Semiconductor Corp.*.....    1,024        9,912
    Micrel, Inc.*....................      820       12,776
    Microchip Technology, Inc. ......    1,931       64,417
    Newport Corp. ...................      313        5,174
    Powerwave Technologies, Inc.*....      457        3,496
    RF Micro Devices, Inc.*..........    1,624       16,321
    Semtech Corp.*...................      649       14,752
    Silicon Laboratories, Inc.*......      457       19,752
    TriQuint Semiconductor, Inc.*....    1,291        9,127
                                                 ----------
                                                    371,824
                                                 ----------
  TELECOMMUNICATIONS EQUIPMENT -- 0.9%
    Adtran, Inc.*....................      748       23,188
    Advanced Fibre Communication,
      Inc.*..........................      759       15,294
    CommScope, Inc.*.................      538        8,786
    Harris Corp. ....................      630       23,909
    Plantronics, Inc.*...............      393       12,831
                                                 ----------
                                                     84,008
                                                 ----------
  TOBACCO -- 0.1%
    Universal Corp. .................      224        9,894
                                                 ----------
   TOTAL MANUFACTURING........................    2,978,269
                                                 ----------
 MINING -- 0.2%
    Arch Coal, Inc. .................      493       15,367
                                                 ----------
   TOTAL MINING...............................       15,367
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
 OIL & GAS -- 5.1%
  DRILLING OIL & GAS WELLS -- 1.1%
    ENSCO International, Inc. .......    1,404   $   38,147
    Helmerich & Payne, Inc. .........      484       13,518
    Patterson-UTI Energy, Inc.*......      745       24,525
    Pride International, Inc.*.......    1,251       23,319
                                                 ----------
                                                     99,509
                                                 ----------
  OIL & GAS EXPLORATION -- 2.2%
    Forest Oil Corp.*................      474       13,542
    Noble Energy, Inc. ..............      523       23,237
    Pioneer Natural Resources Co.*...    1,107       35,347
    Pogo Producing Co. ..............      600       28,980
    Valero Energy Corp. .............    1,122       51,993
    XTO Energy, Inc. ................    1,672       47,318
                                                 ----------
                                                    200,417
                                                 ----------
  OIL FIELD MACHINERY & EQUIPMENT -- 1.1%
    Cooper Cameron Corp.*............      505       23,533
    FMC Technologies, Inc.*..........      621       14,469
    National Oilwell, Inc.*..........      792       17,709
    Smith International, Inc.*.......      937       38,904
                                                 ----------
                                                     94,615
                                                 ----------
  PIPELINES -- 0.7%
    National Fuel Gas Co. ...........      758       18,526
    Questar Corp. ...................      783       27,522
    Western Gas Resources, Inc.*.....      312       14,742
                                                 ----------
                                                     60,790
                                                 ----------
   TOTAL OIL & GAS............................      455,331
                                                 ----------
 REAL ESTATE INVESTMENT TRUSTS -- 2.2%
    AMB Property Corp. ..............      771       25,350
    Highwoods Property, Inc. ........      504       12,802
    Hospitality Properties Trust.....      550       22,704
    Indymac Mortgage Holdings,
      Inc. ..........................      494       14,716
    Liberty Property Trust...........      753       29,292
    Mack-Cali Realty Corp. ..........      511       21,268
    New Plan Excel Realty Trust,
      Inc. ..........................      927       22,869
    Rayonier, Inc. ..................      517       21,467
    United Dominion Realty Trust.....    1,164       22,349
                                                 ----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS........      192,817
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
SERVICES -- 13.7%
  ADVERTISING -- 0.3%
    Catalina Marketing Corp.*........      443   $    8,931
    Harte-Hanks, Inc. ...............      785       17,074
                                                 ----------
                                                     26,005
                                                 ----------
  BUSINESS SERVICES -- 1.8%
    Acxiom Corp.*....................      764       14,187
    Certegy, Inc. ...................      582       19,090
    CSG Systems International,
      Inc.*..........................      528        6,595
    D&B Corp.*.......................      682       34,584
    Keane, Inc.*.....................      584        8,550
    Kelly Services, Inc. ............      322        9,190
    Korn/Ferry International,
      Inc.*..........................      400        5,336
    Manpower, Inc. ..................      732       34,463
    MPS Group, Inc.*.................      923        8,630
    Viad Corp. ......................      821       20,525
                                                 ----------
                                                    161,150
                                                 ----------
  CASINO SERVICES -- 0.1%
    Boyd Gaming Corp.*...............      632       10,200
                                                 ----------
  COMMERCIAL SERVICES -- 1.1%
    ChoicePoint, Inc.*...............      822       31,310
    Jacobs Engineering Group,
      Inc.*..........................      512       24,581
    Quanta Services, Inc.*...........      943        6,884
    Sotheby's Holdings, Inc. -- Class
      A..............................      603        8,237
    The Brink's Co*..................      518       11,712
    United Rentals, Inc.*............      689       13,270
                                                 ----------
                                                     95,994
                                                 ----------
  EDUCATIONAL SERVICES -- 1.2%
    Career Education Corp.*..........      905       36,263
    Corinthian Colleges, Inc.*.......      420       23,335
    DeVry, Inc.*.....................      618       15,530
    Education Management Corp.*......      660       20,486
    Sylvan Learning Systems, Inc.*...      386       11,113
                                                 ----------
                                                    106,727
                                                 ----------
  INTERNET SERVICES -- 1.0%
    Avocent Corp.*...................      433       15,813
    Checkfree Holdings Corp.*........      737       20,378
    Internet Security Systems,
      Inc.*..........................      457        8,605
    Macromedia, Inc.*................      562       10,026
    Network Associates, Inc.*........    1,415       21,282

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
    Retek, Inc.*.....................      512   $    4,751
    RSA Security, Inc.*..............      600        8,520
                                                 ----------
                                                     89,375
                                                 ----------
  MEDICAL & HEALTH SERVICES -- 3.8%
    Apria Healthcare Group, Inc.*....      487       13,865
    Community Health Systems*........      929       24,693
    Covance, Inc.*...................      576       15,437
    Coventry Health Care, Inc.*......      548       35,341
    First Health Group Corp.*........      883       17,183
    Health Net, Inc.*................    1,013       33,125
    Lifepoint Hospitals, Inc.*.......      323        9,512
    Lincare Holdings, Inc.*..........      927       27,838
    Omnicare, Inc. ..................      926       37,401
    Oxford Health Plans, Inc.*.......      725       31,538
    PacifiCare Health Systems,
      Inc.*..........................      394       26,634
    Triad Hospitals, Inc.*...........      661       21,991
    Universal Health Services,
      Inc. -- Class B................      546       29,331
    VISX, Inc.*......................      460       10,649
                                                 ----------
                                                    334,538
                                                 ----------
  OIL & GAS FIELD SERVICES -- 0.9%
    Hanover Compressor Co.*..........      583        6,500
    Tidewater, Inc. .................      537       16,046
    Varco International, Inc.*.......      907       18,711
    Weatherford International,
      Inc.*..........................    1,197       43,093
                                                 ----------
                                                     84,350
                                                 ----------
  PRINTING & PUBLISHING -- 1.5%
    Banta Corp. .....................      214        8,667
    Lee Enterprises, Inc. ...........      415       18,115
    Scholastic Corp.*................      352       11,982
    The Readers Digest Association,
      Inc. ..........................      936       13,722
    The Washington Post Co. -- Class
      B..............................       86       68,061
    Valassis Communications, Inc.*...      465       13,648
                                                 ----------
                                                    134,195
                                                 ----------
  SANITARY SERVICES -- 0.7%
    Republic Services, Inc. .........    1,483       38,009
    Rollins, Inc. ...................      409        9,223
    Stericycle, Inc.*................      390       18,213
                                                 ----------
                                                     71,978
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
TRANSPORTATION -- 1.0%
    C.H. Robinson Worldwide, Inc. ...      795   $   30,138
    EGL, Inc.*.......................      459        8,060
    Expeditors International.........      984       37,057
    GATX Corp. ......................      464       12,983
                                                 ----------
                                                     88,328
                                                 ----------
   TOTAL SERVICES.............................    1,196,217
                                                 ----------
 TRANSPORTATION -- 1.4%
  AIR TRANSPORTATION -- 0.4%
    Alaska Air Group, Inc.*..........      236        6,440
    Jetblue Airways Corp.*...........      959       25,433
                                                 ----------
                                                     31,873
                                                 ----------
  MARINE -- 0.3%
    Alexander & Baldwin, Inc. .......      392       13,206
    Overseas Shipholding Group,
      Inc. ..........................      347       11,815
                                                 ----------
                                                     25,021
                                                 ----------
  TRUCKING -- 0.7%
    CNF Transportation, Inc. ........      440       14,916
    JB Hunt Transport Services,
      Inc.*..........................      733       19,799
    Swift Transportation Co.,
      Inc.*..........................      778       16,354
    Werner Enterprises, Inc. ........      749       14,598
                                                 ----------
                                                     65,667
                                                 ----------
   TOTAL TRANSPORTATION.......................      122,561
                                                 ----------
 WHOLESALE & RETAIL TRADE -- 7.9%
  MISCELLANEOUS RETAIL STORES -- 0.8%
    99 Cents Only Stores*............      665       18,108
    Dollar Tree Stores, Inc.*........    1,082       32,525
    O'Reilly Automotive, Inc.*.......      500       19,180
                                                 ----------
                                                     69,813
                                                 ----------
  RETAIL -- AUTOMOBILES -- 0.5%
    CarMax, Inc.*....................      975       30,157
    Copart, Inc.*....................      848       13,992
                                                 ----------
                                                     44,149
                                                 ----------
  RETAIL -- COOKWARE, HOME FURNISHINGS -- 0.8%
    Furniture Brands International,
      Inc. ..........................      524       15,369
    Pier 1 Imports, Inc. ............      831       18,166
    Williams-Sonoma, Inc.*...........    1,093       38,004
                                                 ----------
                                                     71,539
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  RETAIL -- DRUG STORES -- 0.1%
    Long's Drug Stores Corp. ........      363   $    8,981
                                                 ----------
  RETAIL -- WOMEN'S CLOTHING STORES -- 0.3%
    Chico's FAS, Inc.*...............      819       30,262
                                                 ----------
  RETAIL APPAREL & ACCESSORY STORES -- 1.0%
    Abercrombie & Fitch Co. -- Class
      A*.............................      855       21,127
    American Eagle Outfitters,
      Inc.*..........................      636       10,430
    Claire's Stores, Inc. ...........      910       17,144
    Payless ShoeSource, Inc.*........      546        7,316
    Ross Stores, Inc. ...............    1,398       36,949
                                                 ----------
                                                     92,966
                                                 ----------
  RETAIL EATING & DRINKING PLACES -- 1.6%
    Applebee's International,
      Inc.*..........................      488       19,164
    Bob Evans Farms, Inc. ...........      291        9,446
    Brinker International, Inc. .....      910       30,176
    CBRL Group, Inc. ................      430       16,452
    Outback Steakhouse, Inc. ........      704       31,124
    Ruby Tuesday, Inc. ..............      568       16,182
    The Cheesecake Factory, Inc.*....      454       19,990
                                                 ----------
                                                    142,534
                                                 ----------
  SPECIALTY RETAIL STORES -- 2.1%
    Barnes & Noble, Inc.*............      601       19,743
    Borders Group, Inc.*.............      686       15,037
    CDW Corp. .......................      753       43,493
    Michael's Stores, Inc. ..........      631       27,890
    PETsMART, Inc. ..................    1,345       32,011
    Saks, Inc.*......................    1,258       18,920
    The Neiman Marcus Group, Inc. --
      Class A*.......................      463       24,849
                                                 ----------
                                                    181,943
                                                 ----------
  WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 0.5%
    Ruddick Corp. ...................      375        6,713
    Whole Foods Market, Inc.*........      561       37,660
                                                 ----------
                                                     44,373
                                                 ----------
  WHOLESALE MISCELLANEOUS -- 0.2%
    BJ's Wholesale Club, Inc.*.......      614       14,097
                                                 ----------
   TOTAL WHOLESALE & RETAIL TRADE.............      649,173
                                                 ----------
   TOTAL COMMON STOCK (COST $7,972,790).......    8,893,861
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
SHORT-TERM INVESTMENTS -- 0.3%
    BlackRock Provident Institutional
      Fund -- Temp Cash Fund --
      Institutional Series...........   14,153   $   14,153
    BlackRock Provident Institutional
      Fund -- Temp
      Fund -- Institutional Series...   14,153       14,153
                                                 ----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $28,306).................................       28,306
                                                 ----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $8,001,096)+................................   $8,922,167
                                                 ==========

------------------------
(*) Non-income producing security.
(+) The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $921,071. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,008,742, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $87,671.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 95.8%
 AEROSPACE & DEFENSE -- 2.2%
    DRS Technologies, Inc.*.........    8,700   $   241,686
    Engineered Support Systems,
      Inc. .........................    3,045       167,658
    United Defense Industries,
      Inc.*.........................    8,000       255,040
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................       664,384
                                                -----------
 COMMUNICATION & BROADCASTING -- 1.8%
    4Kids Entertainment, Inc.*......    3,950       102,779
    Boston Communications Group,
      Inc.*.........................    5,300        49,237
    Cincinnati Bell, Inc.*..........   19,500        98,475
    Hearst-Argyle Television,
      Inc. .........................    4,300       118,508
    Macrovision Corp.*..............    5,560       125,600
    Telesystem International
      Wireless Inc.*................    6,100        50,874
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........       545,473
                                                -----------
 COMPUTER SERVICES -- 2.8%
    3Com Corp.*.....................   14,000       114,380
    ANSYS, Inc.*....................    1,470        58,359
    Autodesk, Inc. .................    2,200        54,076
    Concord Communications, Inc.*...    5,350       106,840
    Epicor Software Corp.*..........   10,170       129,769
    Netgear, Inc.*..................    7,000       111,930
    Polycom, Inc.*..................    4,170        81,398
    Seachange International,
      Inc.*.........................    5,930        91,322
    Sybase, Inc.*...................    5,000       102,900
                                                -----------
   TOTAL COMPUTER SERVICES...................       850,974
                                                -----------
 CONSUMER PRODUCTS -- 0.7%
    Rayovac Corp.*..................    6,600       138,270
    WD-40 Co. ......................    1,770        62,587
                                                -----------
   TOTAL CONSUMER PRODUCTS...................       200,857
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 1.2%
    MGE Energy, Inc.*...............    7,900       248,929
    UGI Corp. ......................    3,590       121,701
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...       370,630
                                                -----------
 ENTERTAINMENT & LEISURE -- 1.2%
    Brunswick Corp. ................    3,000        95,490
    Marvel Enterprises, Inc.*.......    3,020        87,912
    Multimedia Games, Inc.*.........    3,140       129,054
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............       368,079
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 FINANCE & INSURANCE -- 11.7%
  FINANCIAL SERVICES -- 2.0%
    Compucredit Corp.*..............    4,630   $    98,526
    New Century Financial Corp. ....    1,825        72,398
    R & G Financial Corp. -- Class
      B.............................    1,340        53,332
    Sky Financial Group, Inc. ......    9,000       233,460
    W Holding Co., Inc. ............    8,437       157,013
                                                -----------
                                                    614,729
                                                -----------
  INSURANCE -- PROPERTY/CASUALTY -- 1.2%
    ProAssurance Corp.*.............    2,300        73,945
    Selective Insurance Group,
      Inc. .........................    8,900       288,004
                                                -----------
                                                    361,949
                                                -----------
  INSURANCE CARRIERS -- 0.9%
    Arthur J. Gallagher & Co. ......    3,600       116,964
    HCC Insurance Holdings, Inc. ...    2,200        69,960
    Universal American Financial
      Corp.*........................    7,400        73,334
                                                -----------
                                                    260,258
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 2.6%
    Republic Bancorp, Inc. .........   18,300       246,867
    Washington Federal, Inc. .......    6,700       190,280
    Webster Financial Corp. ........    7,900       362,294
                                                -----------
                                                    799,441
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 0.5%
    Friedman, Billings, Ramsey
      Group, Inc. ..................    1,800        41,544
    Waddell & Reed Financial,
      Inc. -- Class A...............    4,500       105,570
                                                -----------
                                                    147,114
                                                -----------
  STATE & NATIONAL BANKS -- 4.5%
    Astoria Financial Corp. ........    6,500       241,800
    Bank of The Ozarks, Inc. .......    3,810        85,763
    Cullen/Frost Bankers, Inc. .....    1,780        72,215
    East West Bancorp, Inc. ........    3,580       192,174
    First Financial Bankshares,
      Inc. .........................    1,320        55,044
    Greater Bay Bancorp.............    4,000       113,920
    Mercantile Bank Corp. ..........    2,310        84,315
    NBT Bancorp, Inc. ..............    1,910        40,950
    Pacific Capital Bancorp.........    4,060       149,489

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
    South Financial Group, Inc. ....    5,100   $   142,086
    The Colonial BancGroup, Inc. ...   12,500       216,500
                                                -----------
                                                  1,394,256
                                                -----------
   TOTAL FINANCE & INSURANCE.................     3,577,747
                                                -----------
 INFORMATION TECHNOLOGY -- 3.0%
  APPLICATION SOFTWARE -- 0.4%
    Progress Software Co.*..........    6,500       132,990
                                                -----------
  COMPUTER STORAGE/PERIPHERALS -- 1.0%
    Advanced Digital Information
      Corp.*........................    9,120       127,680
    Electronics for Imaging,
      Inc.*.........................    6,550       170,431
                                                -----------
                                                    298,111
                                                -----------
  HOME ENTERTAINMENT SOFTWARE -- 0.9%
    Activision, Inc.*...............    6,000       109,200
    Take-Two Interactive Software,
      Inc.*.........................    5,600       161,336
                                                -----------
                                                    270,536
                                                -----------
  SYSTEMS SOFTWARE -- 0.7%
    Avid Technology, Inc.*..........    4,630       222,240
                                                -----------
   TOTAL INFORMATION TECHNOLOGY..............       923,877
                                                -----------
 MANUFACTURING -- 40.4%
  APPAREL -- 3.1%
    Carter's, Inc.*.................    3,770        95,947
    Columbia Sportswear Co.*........    3,400       185,300
    DHB Industries, Inc.*...........   12,880        90,160
    Oxford Industries, Inc. ........    6,500       220,220
    The Timberland Co. -- Class
      A*............................    6,980       363,448
                                                -----------
                                                    955,075
                                                -----------
  AUTO PARTS & EQUIPMENT -- 0.8%
    ArvinMeritor, Inc. .............    9,900       238,787
                                                -----------
  BIOTECHNOLOGY -- 0.6%
    Harvard Bioscience, Inc.*.......    5,200        46,280
    Martek Bioscience Corp.*........    1,410        91,608
    Telik, Inc.*....................    2,630        60,516
                                                -----------
                                                    198,404
                                                -----------
  BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.4%
    Dycom Industries, Inc.*.........    5,000       134,100
                                                -----------
  BUILDING MATERIALS & COMPONENTS -- 3.0%
    American Woodmark Corp. ........    2,500       137,625
    Centex Construction Products,
      Inc. .........................      700        42,189

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
    Florida Rock Industries,
      Inc. .........................    1,900   $   104,215
    Lafarge North America, Inc.*....    6,800       275,535
    Lennox International............      600        10,020
    Modine Manufacturing Co. .......    4,800       129,504
    Simpson Manufacturing Co.,
      Inc.*.........................    1,890        96,125
    The Genlyte Group, Inc.*........    2,290       133,690
                                                -----------
                                                    928,903
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 2.2%
    Albemarle Corp. ................    6,500       194,805
    Cytyc Corp.*....................    4,950        68,112
    Ferro Corp. ....................    6,000       163,260
    Georgia Gulf Corp. .............    3,600       103,968
    Schulman (A.), Inc. ............    6,000       127,920
                                                -----------
                                                    658,065
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 0.8%
    Global Imaging Systems, Inc.*...    4,970       157,798
    Herman Miller, Inc. ............    4,200       101,934
                                                -----------
                                                    259,732
                                                -----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 0.6%
    Griffon Corp. ..................    4,000        81,040
    Smith, (A.O.) Corp. ............    2,500        87,625
                                                -----------
                                                    168,665
                                                -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    ADE Corp.*......................    3,800        70,376
    Amphenol Corp.*.................    1,120        71,602
    ASE Test Ltd. -- ADR*...........   12,770       191,167
    Benchmark Electronics, Inc. ....    5,885       204,857
    Cohu, Inc. .....................   11,000       210,650
    Daktronics, Inc.*...............    3,320        83,531
    II-VI, Inc.*....................    1,790        46,182
    LTX Corp.*......................    7,000       105,210
    Photronics, Inc.*...............    4,900        97,608
    Rofin-Sinar Technologies,
      Inc.*.........................    3,310       114,394
    Trimble Navigation, Ltd.*.......    4,910       182,848
    TTM Technologies, Inc.*.........    6,240       105,331
    Universal Electronics, Inc.*....    5,300        67,522
                                                -----------
                                                  1,551,278
                                                -----------
  ELECTRONIC INSTRUMENTS -- 0.9%
    BEI Technologies, Inc. .........    5,000       100,000
    Photon Dynamics, Inc.*..........    4,000       160,960
                                                -----------
                                                    260,960
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
FARM MACHINERY -- 0.8%
    AGCO Corp. .....................   11,500   $   231,610
                                                -----------
  FOOD & BEVERAGE -- 1.4%
    Adolph Coors, Co. -- Class B....    3,200       179,520
    Interstate Bakeries Corp. ......    5,000        71,150
    J&J Snack Foods Corp.*..........    3,500       132,160
    The Boston Beer Co., Inc.*......    3,200        58,048
                                                -----------
                                                    440,878
                                                -----------
  FOOTWEAR -- 0.6%
    K-Swiss, Inc. ..................    4,530       108,992
    Wolverine World Wide, Inc. .....    4,120        83,966
                                                -----------
                                                    192,958
                                                -----------
  FURNITURE -- 0.5%
    Ethan Allen Interiors, Inc. ....    3,500       146,580
                                                -----------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.2%
    The Ryland Group, Inc. .........      800        70,912
                                                -----------
  MEDICAL & DENTAL SUPPLIES -- 0.7%
    Merit Medical Systems, Inc.*....    4,800       106,848
    Sybron Dental Specialties,
      Inc.*.........................    4,160       116,896
                                                -----------
                                                    223,744
                                                -----------
  MEDICAL EQUIPMENT & SUPPLIES -- 0.2%
    Affymetrix, Inc.*...............    2,390        58,818
                                                -----------
  MEDICAL PRODUCTS -- 3.3%
    Dade Behring Holdings, Inc.*....    4,640       165,834
    LCA-Vision, Inc.*...............    3,530        74,730
    Mueller Industries, Inc.*.......    5,000       171,800
    Ocular Sciences, Inc.*..........    3,200        91,872
    Respironics, Inc.*..............    5,060       228,155
    The Cooper Companies, Inc. .....    5,640       265,812
                                                -----------
                                                    998,203
                                                -----------
  METAL PRODUCTS -- 0.6%
    Quanex Corp. ...................    4,000       184,400
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 0.3%
    Nordson Corp. ..................    2,500        86,325
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 2.7%
    Albany International Corp.*.....    2,940        99,666
    Applied Films Corp.*............      500        16,510

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
    Checkpoint System, Inc.*........    3,090   $    58,432
    DSP Group, Inc.*................    8,000       199,280
    HON INDUSTRIES, Inc. ...........    3,400       147,288
    Joy Global, Inc.*...............    2,700        70,605
    Lancaster Colony Corp. .........    1,400        63,224
    Middleby Corp.*.................    1,500        60,705
    Mine Safety Appliances Co.*.....      860        68,379
    The Toro Co. ...................    1,210        56,144
                                                -----------
                                                    840,233
                                                -----------
  PAPER PRODUCTS -- 1.6%
    Boise Cascade Corp. ............    8,500       279,309
    Glatfelter......................    5,000        62,250
    Rock Tenn Co. ..................    8,000       138,080
                                                -----------
                                                    200,330
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 1.0%
    Bradley Pharmaceutical, Inc.*...    2,910        74,001
    KOS Pharmaceuticals, Inc.*......    3,390       145,906
    Pharmaceutical Resources,
      Inc.*.........................    1,500        97,725
                                                -----------
                                                    317,632
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.5%
    ALARIS Medical Systems, Inc.*...    7,280       110,729
    Angiotech Pharmaceuticals,
      Inc.*.........................    2,950       135,700
    Datascope Corp. ................    6,000       215,100
    DJ Orthopedics, Inc.*...........    3,400        91,120
    Edwards Lifesciences Corp.*.....    1,500        45,120
    INAMED Corp.*...................    3,495       167,970
                                                -----------
                                                    765,739
                                                -----------
  RECREATIONAL VEHICLES -- 0.4%
    Polaris Industries, Inc. .......    1,400       124,012
                                                -----------
  SEMICONDUCTORS -- 2.2%
    Amis Holdings, Inc.*............    1,470        26,872
    Conexant Systems, Inc.*.........   26,150       129,966
    Diodes, Inc.*...................    1,785        33,915
    ESS Technology, Inc.*...........    5,500        93,555
    GlobespanVirata, Inc.*..........    6,660        39,161
    Ixys Corp.*.....................    3,400        31,790
    Kulicke & Soffa Industries,
      Inc.*.........................    9,070       130,427
    Ultratech, Inc.*................    6,500       190,905
                                                -----------
                                                    676,591
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
TELECOMMUNICATIONS EQUIPMENT -- 3.9%
    Applied Innovation, Inc.*.......   16,500   $   111,045
    Commscope, Inc.*................    7,200       117,576
    Comtech Telecommunications*.....    3,520       101,622
    Ditech Communications Corp.*....    7,420       141,722
    Essex Corp.*....................    5,500        51,645
    Harris Corp. ...................    3,300       125,235
    NII Holdings, Inc.*.............    2,420       180,605
    Plantronics, Inc.*..............    6,270       204,716
    Sonus Networks, Inc.*...........    3,040        22,982
    Tekelec*........................    8,000       124,400
                                                -----------
                                                  1,181,548
                                                -----------
   TOTAL MANUFACTURING.......................    12,373,791
                                                -----------
 MINING -- 0.3%
    Southern Peru Copper Corp.
      ADR*..........................    1,900        89,604
                                                -----------
   TOTAL MINING..............................        89,604
                                                -----------
 OIL & GAS -- 2.3%
  DRILLING OIL & GAS WELLS -- 0.7%
    Atwood Oceanics, Inc.*..........    2,800        89,432
    Helmerich & Payne, Inc. ........    4,800       134,064
                                                -----------
                                                    223,496
                                                -----------
  OIL & GAS EXPLORATION -- 1.6%
    Cimarex Energy Co.*.............    3,400        90,746
    Newfield Exploration Co.*.......    1,390        61,911
    Patina Oil & Gas Corp.*.........    5,310       260,137
    St. Mary Land & Exploration
      Co. ..........................    2,080        59,280
                                                -----------
                                                    472,074
                                                -----------
   TOTAL OIL & GAS...........................       695,570
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 2.9%
    CBL & Associates, Inc. .........    3,300       186,450
    Maguire Properties, Inc. .......    6,500       157,950
    Post Properties, Inc. ..........    4,800       134,016
    Reckson Associates Realty
      Corp. ........................    4,100        99,630
    Washington Real Estate
      Investment Trust..............    4,600       134,320
    Weingarten Realty, Inc. ........    4,200       186,270
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......       898,636
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 SERVICES -- 13.0%
  BUSINESS SERVICES -- 3.1%
    Administaff, Inc.*..............    9,770   $   169,803
    Aspect Telecomunications
      Corp.*........................   12,140       191,326
    FTI Consulting, Inc.*...........    3,100        72,447
    Gevity HR, Inc. ................    2,840        63,162
    Labor Ready, Inc.*..............    7,500        98,250
    MemberWorks, Inc.*..............    1,830        49,721
    Microstrategy Incorporated --
      Class A*......................    1,690        88,691
    PTEK Holdings, Inc.*............   10,210        89,950
    Tetra Tech, Inc.*...............    5,820       144,685
                                                -----------
                                                    968,035
                                                -----------
  CASINO SERVICES -- 0.7%
    Scientific Games Corp.*.........   12,550       213,476
                                                -----------
  COMMERCIAL SERVICES -- 0.6%
    Offshore Logistics, Inc.*.......    4,600       112,792
    StarTek, Inc. ..................    2,090        85,251
                                                -----------
                                                    198,043
                                                -----------
  EDUCATIONAL SERVICES -- 0.7%
    ITT Educational Services,
      Inc.*.........................    1,610        75,622
    University of Phoenix Online*...    1,990       137,171
                                                -----------
                                                    212,793
                                                -----------
  INTERNET SERVICES -- 1.9%
    Ask Jeeves, Inc.*...............    6,870       124,484
    Corillian Corp.*................    6,240        39,374
    Earthlink, Inc.*................   14,520       145,200
    Netopia, Inc.*..................    4,970        72,463
    United Online, Inc.*............    4,555        76,478
    Websense, Inc.*.................    4,000       116,960
                                                -----------
                                                    574,959
                                                -----------
  MEDICAL & HEALTH SERVICES -- 3.8%
    America Service Group, Inc.*....    2,480        76,654
    Apria Healthcare Group, Inc.*...    2,630        74,876
    Lifepoint Hospitals, Inc.*......    5,000       147,250
    PacifiCare Health Systems,
      Inc.*.........................    3,800       256,880
    Pediatrix Medical Group,
      Inc.*.........................    2,800       154,252
    Select Medical Corp.*...........   11,460       186,569
    Sierra Health Services, Inc.*...    8,020       220,149
    VISX, Inc.*.....................    2,900        67,135
                                                -----------
                                                  1,183,765
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
OIL & GAS FIELD SERVICES -- 0.7%
    Matrix Service Co.*.............    4,940   $    89,661
    Tidewater, Inc. ................    4,200       125,496
                                                -----------
                                                    215,157
                                                -----------
  PRINTING & PUBLISHING -- 0.4%
    The McClatchy Co. -- Class A....    1,600       110,080
                                                -----------
  SANITARY SERVICES -- 0.4%
    Rollins, Inc. ..................    5,130       115,682
                                                -----------
  TRANSPORTATION -- 0.3%
    Pacer International, Inc.*......    4,850        98,067
                                                -----------
  VETERINARY HOSPITALS & LABORATORIES -- 0.4%
    VCA Antech, Inc.*...............    3,660       113,387
                                                -----------
   TOTAL SERVICES............................     4,003,444
                                                -----------
 TRANSPORTATION -- 2.8%
  AIR TRANSPORTATION -- 0.5%
    Airtran Holdings*...............    7,500        89,250
    Expressjet Holdings, Inc.*......    4,240        63,600
                                                -----------
                                                    152,850
                                                -----------
  MARINE -- 0.5%
    Omi Corp.*......................   18,430       164,580
                                                -----------
  TRUCKING -- 1.8%
    A.S.V., Inc.*...................    2,170        81,071
    Landstar System, Inc.*..........    4,250       161,670
    Yellow Corporation*.............    7,797       282,013
                                                -----------
                                                    524,754
                                                -----------
   TOTAL TRANSPORTATION......................       842,184
                                                -----------
 WHOLESALE & RETAIL TRADE -- 9.5%
  MISCELLANEOUS RETAIL STORES -- 0.1%
    First Cash Financial Services,
      Inc.*.........................    1,300        33,333
                                                -----------
  RETAIL -- HAIR SALONS -- 0.5%
    Regis Corp. ....................    4,020       158,870
                                                -----------
  RETAIL -- MAIL ORDER -- 0.5%
    Sharper Image Corp.*............    4,390       143,334
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
  RETAIL APPAREL & ACCESSORY STORES -- 4.3%
    Abercrombie & Fitch Co. -- Class
      A*............................    9,500   $   234,744
    Aeropostale, Inc.*..............    5,080       139,294
    AnnTaylor Stores Corp.*.........    7,600       296,399
    Foot Locker, Inc. ..............    8,200       192,290
    Hot Topic, Inc.*................    4,725       139,199
    Pacific Sunwear of California,
      Inc.*.........................    8,250       174,240
    The Men's Wearhouse, Inc.*......    5,320       133,053
                                                -----------
                                                  1,309,219
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 1.5%
    CBRL Group, Inc. ...............    2,800       107,128
    CEC Entertainment, Inc.*........    3,420       162,074
    Jack in the Box, Inc.*..........    5,000       106,800
    Sonic Corp.*....................    2,430        74,407
                                                -----------
                                                    450,409
                                                -----------
  RETAIL MERCHANDISING -- 1.2%
    Big 5 Sporting Goods Corp.*.....    2,010        42,110
    Hibbett Sporting Goods, Inc.*...    1,810        53,938
    Select Comfort Corp.*...........    8,680       214,917
    Tuesday Morning Corp.*..........    1,840        55,660
                                                -----------
                                                    366,625
                                                -----------
  SPECIALTY RETAIL STORES -- 1.0%
    Barnes & Noble, Inc.*...........    4,300       141,255
    Guitar Center, Inc.*............    2,350        76,563
    The Neiman Marcus Group, Inc. --
      Class A*......................    1,810        97,143
                                                -----------
                                                    314,961
                                                -----------
  WHOLESALE -- SPORTING & RECREATION GOODS -- 0.4%
    SCP Pool Corp.*.................    3,670       119,936
                                                -----------
                                                    119,936
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     2,896,687
                                                -----------
   TOTAL COMMON STOCK (COST $26,347,960).....    29,301,937
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
SHORT-TERM INVESTMENTS -- 4.2%
    BlackRock Provident
      Institutional Fund -- Temp
      Cash Fund -- Institutional
      Series........................  640,912   $   640,912
    BlackRock Provident
      Institutional Fund -- Temp
      Fund -- Institutional
      Series........................  640,910       640,910
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $1,281,822).............................     1,281,822
                                                -----------
TOTAL INVESTMENTS -- 100.0% (Cost
  $27,629,782)+..............................   $30,583,759
                                                ===========

------------------------
ADR - American Depository Receipt
*  Non-income producing security.
+ The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $2,953,977. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,201,113, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $247,136.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
COMMON STOCK -- 99.8%
 AEROSPACE & DEFENSE -- 2.3%
    AAR Corp.........................     788   $    11,781
    Alliant Techsystems, Inc.*.......   1,101        63,593
    Armor Holdings, Inc.*............     830        21,837
    Curtiss Wright Corp. ............     552        24,846
    DRS Technologies, Inc.*..........     759        21,085
    EDO Corp. .......................     501        12,350
    Engineered Support Systems,
      Inc. ..........................     679        37,386
    Esterline Technologies Corp.*....     609        16,242
    Gencorp, Inc. ...................   1,122        12,084
    Kaman Corp. -- Class A...........     596         7,587
    Moog, Inc. -- Class A*...........     488        24,107
    Teledyne Technologies, Inc.*.....     858        16,173
    Triumph Group, Inc.*.............     422        15,361
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................       284,432
                                                -----------
 COMMUNICATION & BROADCASTING -- 0.4%
    4Kids Entertainment, Inc.*.......     343         8,925
    Boston Communications Group,
      Inc.*..........................     527         4,896
    Catapult Communications Corp.*...     349         5,061
    General Communication, Inc.*.....   1,560        13,572
    j2 Global Communications,
      Inc.*..........................     621        15,381
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........        47,835
                                                -----------
 COMPUTER SERVICES -- 1.9%
    Agilysys, Inc.*..................     906        10,102
    ANSYS, Inc.*.....................     408        16,198
    CACI International, Inc.*........     805        39,138
    Carreker Corp.*..................     674         9,443
    CIBER, Inc.*.....................   1,743        15,094
    Concord Communications, Inc.*....     505        10,085
    DIGI International, Inc.*........     563         5,405
    FactSet Research Systems,
      Inc. ..........................     932        35,612
    Manhattan Associates, Inc.*......     824        22,775
    MICROS Systems, Inc.*............     519        22,504
    NYFIX, Inc.*.....................     796         6,328
    Phoenix Technologies Ltd.*.......     730         5,898
    Radiant Systems, Inc.*...........     812         6,829
    Radisys Corp.*...................     573         9,661
    Systems & Computer Technology
      Corp.*.........................     990        16,187
    TALX Corp. ......................     344         7,922
                                                -----------
   TOTAL COMPUTER SERVICES...................       239,181
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
 CONSUMER PRODUCTS -- 1.3%
    Action Performance Cos., Inc. ...     542   $    10,623
    Concord Camera Corp.*............     778         7,197
    Cross, (A.T.) Co. -- Class A*....     484         3,228
    Fossil, Inc.*....................   1,344        37,645
    Huffy Corp.*.....................     509         2,672
    National Presto Industries,
      Inc. ..........................     204         7,375
    Nature's Sunshine Products,
      Inc. ..........................     326         2,755
    NBTY, Inc.*......................   1,903        51,114
    Russ Berrie & Co., Inc. .........     563        19,086
    Salton, Inc. ....................     333         4,346
    WD-40 Co. .......................     460        16,266
                                                -----------
   TOTAL CONSUMER PRODUCTS...................       162,307
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 3.6%
    American States Water Co. .......     383         9,575
    Atmos Energy Corp. ..............   1,395        33,899
    Avista Corp. ....................   1,335        24,190
    Cascade Natural Gas Corp. .......     261         5,504
    Central Vermont Public Service
      Corp. .........................     344         8,084
    CH Energy Group, Inc. ...........     448        21,011
    Cleco Corp. .....................   1,388        24,956
    El Paso Electric Co.*............   1,397        18,650
    Green Mountain Power Corp. ......      87         2,053
    Massey Energy Co. ...............   2,098        43,638
    New Jersey Resources Corp. ......     771        29,691
    Northwest Natural Gas Co. .......     691        21,248
    NUI Corp. .......................     369         5,948
    Piedmont Natural Gas Co.*........     929        40,375
    Southern Union Co.*..............   2,013        37,039
    Southwest Gas Corp. .............     909        20,407
    The Laclede Group, Inc. .........     520        14,846
    UGI Corp. .......................   1,185        40,172
    UIL Holdings Corp. ..............     386        17,409
    Unisource Energy Corp. ..........     900        22,194
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...       440,889
                                                -----------
 ENTERTAINMENT & LEISURE -- 0.3%
    Argosy Gaming*...................     813        21,130
    Bally Total Fitness Holding
      Corp.*.........................     782         5,474
    Hollywood Park, Inc.*............     775         7,223
    Midway Games, Inc.*..............   1,885         7,314
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............        41,141
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
FARMING & AGRICULTURE -- 0.2%
    Delta & Pine Land Co. ...........   1,032   $    26,213
                                                -----------
   TOTAL FARMING & AGRICULTURE...............        26,213
                                                -----------
 FINANCE & INSURANCE -- 11.4%
  FINANCIAL SERVICES -- 0.9%
    Financial Federal Corp.*.........     483        14,756
    Jefferies Group, Inc.*...........   1,559        51,477
    New Century Financial Corp. .....     960        38,083
    SWS Group, Inc. .................     543         9,665
                                                -----------
                                                    113,981
                                                -----------
  INSURANCE -- PROPERTY/CASUALTY -- 1.2%
    LandAmerica Financial Group,
      Inc.*..........................     543        28,377
    Philadelphia Consolidated Holding
      Corp.*.........................     638        31,154
    RLI Corp. .......................     670        25,098
    SCPIE Holdings, Inc.*............     325         2,867
    Selective Insurance Group,
      Inc. ..........................     747        24,173
    Stewart Information Services
      Corp. .........................     511        20,721
    Zenith National Insurance
      Corp. .........................     498        16,210
                                                -----------
                                                    148,600
                                                -----------
  INSURANCE CARRIERS -- 0.7%
    Delphi Financial Group, Inc. --
      Class A........................     842        30,294
    Hilb, Rogal & Hamilton Co. ......   1,015        32,551
    Presidential Life Corp. .........     721         9,488
    UICI*............................   1,337        17,755
                                                -----------
                                                     90,088
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.7%
    Anchor Bancorp Wisconsin,
      Inc. ..........................     683        17,007
    Bankunited Financial Corp.*......     850        21,922
    Boston Private Financial
      Holdings, Inc. ................     657        16,320
    Brookline Bancorp, Inc. .........   1,590        24,391
    Chittenden Corp. ................   1,056        35,524
    Commercial Federal Corp. ........   1,229        32,827
    Dime Community Bancshares........     752        23,132
    Downey Financial Corp. ..........     785        38,701
    First Midwest Bancorp, Inc. .....   1,304        42,263
    FirstFed Financial Corp.*........     469        20,402
    Flagstar Bancorp, Inc.*..........   1,670        35,771
    Fremont General Corp. ...........   2,108        35,646
    Gold Banc Corp., Inc.*...........   1,151        16,183
    Irwin Financial Corp. ...........     769        24,147

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    MAF Bancorp, Inc. ...............     933   $    39,093
    Republic Bancorp, Inc. ..........   1,720        23,203
    Seacoast Financial Services
      Corp. .........................     745        20,420
    Sterling Bancshares, Inc. .......   1,206        16,076
    Waypoint Financial Corp. ........     916        19,868
    Whitney Holdings Corp. ..........   1,129        46,277
    Wintrust Financial Corp. ........     526        23,723
                                                -----------
                                                    572,896
                                                -----------
  STATE & NATIONAL BANKS -- 3.9%
    Community First Bankshares,
      Inc. ..........................   1,023        29,606
    East West Bancorp, Inc. .........     683        36,663
    First Bancorp....................   1,121        44,336
    First Republic Bank..............     382        13,676
    Hudson United Bankcorp...........   1,240        45,817
    Provident Bankshares Corp. ......     662        19,489
    Riggs National Corp. ............     817        13,505
    Southwest Bancorporation of
      Texas, Inc. ...................     985        38,267
    Staten Island Bancorp, Inc. .....   1,696        38,160
    Susquehanna Bancshares, Inc. ....   1,073        26,836
    The South Financial Group,
      Inc. ..........................   1,694        47,194
    TrustCo Bank Corp. NY............   2,014        26,484
    UCBH Holdings, Inc. .............   1,240        48,322
    Umpqua Holdings Corp.*...........     816        16,965
    United Bankshares, Inc. .........   1,234        38,501
                                                -----------
                                                    483,821
                                                -----------
   TOTAL FINANCE & INSURANCE.................     1,409,386
                                                -----------
 HOTELS & MOTELS -- 0.4%
    Aztar Corp.*.....................     912        20,520
    Prime Hospitality Corp.*.........   1,140        11,628
    The Marcus Corp. ................     872        14,301
                                                -----------
   TOTAL HOTELS & MOTELS.....................        46,449
                                                -----------
 INFORMATION TECHNOLOGY -- 2.9%
  APPLICATION SOFTWARE -- 0.8%
    Barra, Inc.*.....................     536        19,023
    EPIQ Systems, Inc.*..............     505         8,651
    MapInfo Corp.*...................     388         3,911
    MRO Software, Inc.*..............     695         9,355
    Pinnacle Systems, Inc.*..........   1,925        16,420
    Progress Software Co.*...........     948        19,396
    Roxio, Inc.*.....................     758         3,631
    SERENA Software, Inc.*...........   1,121        20,570
                                                -----------
                                                    100,957
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
COMPUTER HARDWARE -- 0.0%
    SCM Microsystems, Inc. ..........     281   $     2,169
                                                -----------
  COMPUTER STORAGE/PERIPHERALS -- 0.2%
    Adaptec, Inc.*...................   3,090        27,285
                                                -----------
  HOME ENTERTAINMENT SOFTWARE -- 0.4%
    Take-Two Interactive Software,
      Inc.*..........................   1,274        36,704
    THQ, Inc.*.......................   1,020        17,248
                                                -----------
                                                     53,952
                                                -----------
  INTERNET SOFTWARE & SERVICES -- 0.2%
    Netegrity, Inc.*.................     944         9,733
    Rainbow Technologies, Inc.*......     844         9,503
                                                -----------
                                                     19,236
                                                -----------
  IT CONSULTING & SERVICES -- 0.2%
    Concerto Software Inc.*..........     317         3,798
    Insight Enterprises, Inc.*.......   1,232        23,162
                                                -----------
                                                     26,960
                                                -----------
  SERVICES -- DATA PROCESSING -- 0.3%
    Kronos, Inc.*....................     874        34,619
                                                -----------
  SYSTEMS SOFTWARE -- 0.8%
    Avid Technology, Inc.*...........     836        40,127
    Hyperion Solutions Corp.*........   1,127        33,968
    JDA Software Group, Inc.*........     792        13,076
    SPSS, Inc.*......................     494         8,833
                                                -----------
                                                     96,004
                                                -----------
   TOTAL INFORMATION TECHNOLOGY..............       361,182
                                                -----------
 MANUFACTURING -- 39.0%
  APPAREL -- 1.0%
    Ashworth, Inc.*..................     339         2,736
    Haggar Corp. ....................     168         3,278
    Kellwood Co.*....................     752        30,832
    OshKosh B'Gosh, Inc. -- Class
      A*.............................     276         5,923
    Oxford Industries, Inc. .........     486        16,466
    Phillips-Van Heusen Corp. .......     786        13,944
    Quicksilver, Inc.*...............   1,508        26,737
    Russell Corp. ...................     859        15,084
    The Gymboree Corp.*..............     858        14,783
                                                -----------
                                                    129,783
                                                -----------
  ATHLETIC EQUIPMENT -- 0.2%
    K2, Inc.*........................     965        14,678
    The Nautilus Group, Inc. ........     962        13,516
                                                -----------
                                                     28,194
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
  AUTO PARTS & EQUIPMENT -- 0.2%
    Midas, Inc. .....................     443   $     6,335
    Standard Motor Products, Inc. ...     446         5,419
    Tower Automotive Inc.*...........   1,466        10,013
                                                -----------
                                                     21,767
                                                -----------
  BIOTECHNOLOGY -- 0.3%
    Arqule, Inc.*....................     601         2,933
    Cambrex Corp. ...................     681        17,202
    Cryolife, Inc.*..................     576         3,329
    Enzo Biochem, Inc.*..............     774        13,862
                                                -----------
                                                     37,326
                                                -----------
  BUILDING MATERIALS & COMPONENTS -- 1.4%
    Apogee Enterprises, Inc. ........     717         8,138
    Butler Manufacturing Co.*........     216         4,752
    ElkCorp..........................     591        15,780
    Florida Rock Industries, Inc. ...     793        43,496
    Lennox International, Inc. ......   1,662        27,755
    Simpson Manufacturing Company,
      Inc.*..........................     686        34,890
    Texas Industries, Inc. ..........     605        22,385
    Universal Forest Products,
      Inc. ..........................     465        14,964
                                                -----------
                                                    172,160
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 1.4%
    Arch Chemicals, Inc. ............     630        16,166
    Fuller, (H.B.) Co. ..............     762        22,662
    Georgia Gulf Corp. ..............     891        25,732
    MacDermid, Inc. .................     822        28,145
    OM Group, Inc.*..................     774        20,271
    Omnova Solutions, Inc. ..........     939         4,507
    Penford Corp. ...................     211         2,897
    PolyOne Corp. ...................   2,658        16,985
    Quaker Chemical Corp. ...........     225         6,919
    Schulman (A.), Inc. .............     865        18,442
    Wellman, Inc.*...................   1,010        10,312
                                                -----------
                                                    173,038
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 0.9%
    Brooks Automation, Inc.*.........   1,176        28,424
    Global Imaging Systems, Inc.*....     580        18,415

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Hutchinson Technology, Inc.*.....     762   $    23,424
    Imagistics International,
      Inc.*..........................     460        17,250
    Mercury Computer Systems,
      Inc.*..........................     570        14,193
    Park Electrochemical Corp. ......     597        15,815
                                                -----------
                                                    117,521
                                                -----------
  CONTAINERS & PACKAGING -- 0.4%
    AptarGroup, Inc. ................   1,005        39,195
    Chesapeake Corp. ................     441        11,678
                                                -----------
                                                     50,873
                                                -----------
  DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 0.2%
    CLARCOR, Inc. ...................     701        30,914
                                                -----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 1.4%
    Acuity Brands, Inc. .............   1,124        28,999
    Barnes Group, Inc. ..............     641        20,711
    Griffon Corp. ...................     857        17,363
    Lydall, Inc.*....................     474         4,830
    Roper Industries, Inc. ..........     883        43,497
    Smith, (A.O.) Corp. .............     828        29,021
    Standex International Corp. .....     314         8,792
    Tredegar Industries..............   1,037        16,105
                                                -----------
                                                    169,318
                                                -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.9%
    Aeroflex, Inc.*..................   1,951        22,807
    Anixter International, Inc.*.....     997        25,802
    Artesyn Technologies, Inc.*......     988         8,418
    Baldor Electric Co. .............     891        20,359
    Bel Fuse, Inc. -- Class B*.......     283         9,234
    Benchmark Electronics, Inc. .....   1,129        39,300
    Cable Design Techologies.........   1,177        10,581
    Coherent, Inc.*..................     851        20,254
    Cohu, Inc. ......................     591        11,318
    CTS Corp. .......................   1,102        12,673
    Cubic Corp. .....................     767        17,641
    Cymer, Inc.*.....................     985        45,497
    Dionex Corp.*....................     616        28,348
    Electro Scientific Industries,
      Inc.*..........................     738        17,564
    Harman International Industries,
      Inc. ..........................   1,855       137,232
    InVision Technologies, Inc.*.....     502        16,852
    Kopin Corp.*.....................   2,081        13,964
    Magnetek, Inc.*..................     667         4,396
    Methode Electronics,
      Inc. -- Class A................   1,096        13,404
    Photronics, Inc.*................     852        16,972
    Planar Systems, Inc.*............     418        10,166
    Rogers Corp.*....................     437        19,280

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    SBS Technologies, Inc.*..........     451   $     6,634
    Technitrol, Inc..................   1,178        24,432
    Three-Five Systems, Inc.*........     352         1,844
    Trimble Navigation, Ltd.*........     933        34,745
    Veeco Instruments, Inc.*.........     862        24,308
                                                -----------
                                                    614,025
                                                -----------
  ELECTRONIC INSTRUMENTS -- 1.1%
    BEI Technologies, Inc. ..........     443         8,860
    FEI Co.*.........................     883        19,868
    FLIR Systems, Inc.*..............     884        32,266
    Itron, Inc.*.....................     514         9,437
    Keithley Instruments, Inc. ......     368         6,734
    Photon Dynamics, Inc.*...........     438        17,625
    Watts Water Technologies,
      Inc. ..........................     904        20,069
    Woodward Governor Co. ...........     307        17,447
    X-Rite, Inc. ....................     627         7,098
                                                -----------
                                                    139,404
                                                -----------
  ENGINES & TURBINES -- 0.3%
    Briggs & Stratton Corp. .........     605        40,777
                                                -----------
  FARM MACHINERY -- 0.1%
    Lindsay Manufacturing Co.*.......     358         9,040
                                                -----------
  FOOD & BEVERAGE -- 1.4%
    American Italian Pasta Co.*......     511        21,411
    Corn Products International,
      Inc. ..........................   1,004        34,588
    Flowers Foods, Inc. .............   1,300        33,540
    Hain Celestial Group, Inc.*......   1,006        23,349
    International Multifoods
      Corp. .........................     584        10,512
    J&J Snack Foods Corp.*...........     245         9,251
    Lance, Inc. .....................     790        11,874
    Ralcorp Holdings, Inc.*..........     797        24,994
                                                -----------
                                                    169,519
                                                -----------
  FOOTWEAR -- 0.4%
    K-Swiss, Inc. ...................   1,000        24,060
    Wolverine World Wide, Inc. ......   1,105        22,520
                                                -----------
                                                     46,580
                                                -----------
  FURNITURE -- 0.7%
    Bassett Furniture Industries,
      Inc.*..........................     363         5,990
    Ethan Allen Interiors, Inc. .....   1,028        43,053
    La-Z-Boy Chair Co.*..............   1,532        32,141
                                                -----------
                                                     81,184
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
GAMES & TOYS -- 0.1%
    JAKKS Pacific, Inc.*.............     631   $     8,304
                                                -----------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 2.1%
    M.D.C. Holdings, Inc. ...........     820        52,889
    NVR, Inc.*.......................     200        93,199
    Ryland Group, Inc. ..............     691        61,249
    Skyline Corp. ...................     244         8,508
    Standard Pacific Corp. ..........     902        43,792
                                                -----------
                                                    259,637
                                                -----------
  HOUSEHOLD APPLIANCES -- 0.0%
    Applica, Inc. ...................     566         4,302
                                                -----------
  HOUSEWARES -- 0.1%
    Libbey, Inc. ....................     349         9,940
                                                -----------
  INDUSTRIAL MACHINERY -- 0.1%
    Applied Industrial Technologies,
      Inc. ..........................     538        12,837
                                                -----------
  LUMBER & WOOD PRODUCTS -- 0.1%
    Deltic Timber Corp. .............     337        10,245
                                                -----------
  MACHINE TOOLS -- 0.0%
    Milacron, Inc. ..................   1,059         4,416
                                                -----------
  MACHINERY & HEAVY EQUIPMENT -- 0.2%
    Astec Industries, Inc.*..........     501         6,147
    JLG Industries, Inc. ............   1,288        19,616
                                                -----------
                                                     25,763
                                                -----------
  MANUFACTURED HOMES -- 0.1%
    Champion Enterprises, Inc.*......   1,736        12,152
                                                -----------
  MEDICAL & DENTAL SUPPLIES -- 0.5%
    Advanced Medical Optics*.........     882        17,331
    Sola International, Inc.*........     923        17,352
    Sybron Dental Specialties,
      Inc.*..........................   1,079        30,320
                                                -----------
                                                     65,003
                                                -----------
  MEDICAL PRODUCTS -- 3.0%
    American Medical Systems
      Holdings, Inc.*................     866        18,879
    Haemonetics Corp.*...............     682        16,293
    Hologic, Inc.*...................     514         8,908
    ICU Medical, Inc.*...............     400        13,712
    Integra LifeSciences Holdings*...     758        21,702
    Invacare Corp. ..................     862        34,799
    Mentor Corp. ....................   1,314        31,615
    Mueller Industries, Inc.*........     958        32,917

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Osteotech, Inc.*.................     382   $     3,362
    PolyMedica Corp. ................     716        18,838
    Possis Medical, Inc.*............     436         8,611
    ResMed, Inc.*....................     924        38,383
    Respironics, Inc.*...............     957        43,151
    The Cooper Companies, Inc. ......     874        41,192
    Theragenics Corp.*...............     937         5,125
    Viasys Healthcare, Inc.*.........     905        18,643
    Vital Signs, Inc.*...............     396        12,949
                                                -----------
                                                    369,079
                                                -----------
  METAL FABRICATION -- 0.9%
    Commercial Metals Co. ...........     795        24,168
    Intermet Corp. ..................     822         4,463
    Kaydon Corp. ....................     796        20,569
    Precision Castparts Corp. .......     108         4,925
    The Timken Co. ..................   2,547        51,092
    Wolverine Tube, Inc.*............     529         3,333
                                                -----------
                                                    108,550
                                                -----------
  METAL PRODUCTS -- 0.8%
    Brush Engineered Materials,
      Inc.*..........................     375         5,741
    Castle (A.M.) & Co.*.............     540         3,942
    Commonwealth Industries, Inc.*...     602         6,044
    Material Sciences Corp.*.........     489         4,944
    Quanex Corp. ....................     435        20,054
    Reliance Steel & Aluminum Co.*...     929        30,852
    RTI International Metals,
      Inc.*..........................     591         9,970
    Ryerson Tull, Inc. ..............     764         8,748
    Steel Technologies, Inc.*........     311         5,502
                                                -----------
                                                     95,797
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 0.1%
    Regal-Beloit Corp. ..............     755        16,610
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.2%
    Cognex Corp.*....................   1,264        35,695
    Gardner Denver, Inc.*............     479        11,434
    IDEX Corp. ......................     924        38,429
    Robbins & Myers, Inc. ...........     336         6,381
    Stewart & Stevenson Services,
      Inc.*..........................     853        11,985
    The Manitowoc Co., Inc. .........     750        23,400
    Thomas Industries, Inc. .........     470        16,290
                                                -----------
                                                    143,614
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
MISC. MANUFACTURING INDUSTRIES -- 3.3%
    Advanced Energy Industries*......     895   $    23,315
    Albany International Corp.*......     924        31,324
    Brady Corp. .....................     637        25,958
    C & D Technologies, Inc. ........     682        13,074
    Checkpoint System, Inc.*.........     940        17,775
    CUNO, Inc.*......................     463        20,849
    DSP Group, Inc.*.................     811        20,202
    Fedders Corp. ...................     725         5,220
    Gerber Scientific, Inc. .........     540         4,298
    IMCO Recycling, Inc. ............     383         3,788
    Meade Instruments Corp.*.........     495         1,708
    Myers Industries, Inc. ..........     757         9,175
    Oshkosh Truck Corp. .............   1,002        51,131
    Paxar Corp.*.....................   1,048        14,043
    Steel Dynamics, Inc.*............   1,310        30,772
    Sturm, Ruger & Co., Inc. ........     698         7,936
    The Toro Co. ....................     685        31,784
    Valmont Industries, Inc. ........     616        14,260
    Vicor Corp.*.....................   1,126        12,848
    Wabash National Corp. ...........     760        22,268
    Wilson Greatbatch Technologies,
      Inc.*..........................     566        23,925
    WMS Industries, Inc.*............     848        22,218
                                                -----------
                                                    407,871
                                                -----------
  NETWORKING PRODUCTS -- 0.2%
    Black Box Corp.*.................     475        21,883
                                                -----------
  PAPER PRODUCTS -- 0.5%
    Buckeye Technologies, Inc.*......   1,018        10,231
    Caraustar Industries, Inc.*......     777        10,723
    Pope & Talbot, Inc.*.............     488         8,594
    Rock Tenn Co. ...................     983        16,967
    Schweitzer-Mauduit International,
      Inc.*..........................     379        11,287
                                                -----------
                                                     57,802
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 2.2%
    Alpharma, Inc. ..................   1,395        28,040
    Cephalon, Inc.*..................   1,579        76,438
    CIMA Labs, Inc.*.................     367        11,972
    Medicis Pharmaceutical Corp. --
      Class A*.......................     750        53,474
    MGI Pharma, Inc.*................     910        37,447
    Noven Pharmaceuticals, Inc.*.....     639         9,719
    Priority Healthcare
      Corp. -- Class B*..............   1,229        29,631
    Regeneron Pharmaceuticals,
      Inc.*..........................   1,457        21,432
    Savient Pharmaceuticals, Inc.*...   1,892         8,722
                                                -----------
                                                    276,875
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.7%
    Analogic Corp. ..................     357   $    14,637
    Arthrocare Corp.*................     544        13,328
    Biosite Diagnostics, Inc.*.......     430        12,449
    Conmed Corp.*....................     772        18,374
    Datascope Corp. .................     412        14,770
    Diagnostic Products Corp. .......     800        36,728
    INAMED Corp.*....................   1,003        48,203
    SurModics, Inc.*.................     437        10,444
    Techne Corp.*....................   1,128        42,616
                                                -----------
                                                    211,549
                                                -----------
  RECREATIONAL VEHICLES -- 1.5%
    Arctic Cat, Inc..................     573        14,153
    Coachmen Industries, Inc.*.......     411         7,443
    Fleetwood Enterprises, Inc. .....   1,148        11,778
    Monaco Coach Corp.*..............     837        19,921
    Polaris Industries, Inc. ........     599        53,058
    Thor Industries, Inc. ...........     791        44,470
    Winnebago Industries, Inc. ......     490        33,688
                                                -----------
                                                    184,511
                                                -----------
  SEMICONDUCTORS -- 2.9%
    Actel Corp.*.....................     659        15,882
    Alliance Semiconductor Corp.*....     819         5,823
    ATMI, Inc.*......................     812        18,790
    Axcelis Technologies, Inc.*......   2,810        28,718
    DuPont Photomasks, Inc.*.........     472        11,394
    ESS Technology, Inc.*............   1,007        17,129
    Exar Corp.*......................   1,202        20,530
    Helix Technology Corp. ..........     786        16,176
    Intermagnetics General Corp.*....     466        10,327
    Kulicke & Soffa Industries,
      Inc.*..........................   1,484        21,340
    Microsemi Corp.*.................     768        18,877
    Pericom Semiconductor Corp.*.....     657         7,004
    Power Integrations, Inc.*........     878        29,378
    Rudolph Technologies, Inc.*......     448        10,994
    Skyworks Solutions, Inc.*........   4,300        37,410
    Standard Microsystems Corp.*.....     483        12,220
    Supertex, Inc.*..................     380         7,258

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Ultratech, Inc.*.................     694   $    20,383
    Varian Semiconductor Equipment
      Associates, Inc.*..............   1,028        44,913
                                                -----------
                                                    354,546
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.0%
    Audiovox Corp. -- Class A*.......     602         7,730
    Belden Corp. ....................     746        15,733
    Brooktrout, Inc.*................     256         3,220
    C-COR.net Corp.*.................     939        10,451
    Captaris, Inc.*..................   1,039         5,839
    Commonwealth Telephone
      Enterprises, Inc.*.............     671        25,330
    Harmonic, Inc.*..................   2,107        15,276
    Network Equipment Technologies,
      Inc.*..........................     667         7,337
    Symmetricom, Inc.*...............   1,385        10,083
    Tollgrade Communications,
      Inc.*..........................     350         6,136
    Viasat, Inc.*....................     730        13,972
                                                -----------
                                                    121,107
                                                -----------
  TOBACCO -- 0.1%
    DIMON, Inc.*.....................   1,167         7,877
                                                -----------
   TOTAL MANUFACTURING.......................     4,810,970
                                                -----------
 MINING -- 0.2%
    Century Aluminum Co.*............     544        10,341
    Cleveland-Cliffs, Inc.*..........     289        14,725
                                                -----------
   TOTAL MINING..............................        25,066
                                                -----------
 OIL & GAS -- 5.1%
  CRUDE PETROLEUM & NATURAL GAS -- 0.3%
    Cabot Oil & Gas Corp. ...........     946        27,765
    Frontier Oil Corp. ..............     751        12,932
                                                -----------
                                                     40,697
                                                -----------
  DRILLING OIL & GAS WELLS -- 0.1%
    Atwood Oceanics, Inc.*...........     353        11,275
                                                -----------
  OIL & GAS EXPLORATION -- 3.9%
    Cimarex Energy Co.*..............   1,208        32,242
    Energen Corp. ...................   1,012        41,522
    Evergreen Resources, Inc.*.......   1,182        38,427
    Newfield Exploration Co.*........   1,594        70,996
    Nuevo Energy Co.*................     520        12,568
    Patina Oil & Gas Corp.*..........     947        46,393

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Prima Energy Corp.*..............     328   $    11,532
    Remington Oil & Gas Corp.*.......     760        14,964
    Southwestern Energy Co. .........   1,010        24,139
    Spinnaker Exploration Co.*.......     913        29,463
    St. Mary Land & Exploration
      Co. ...........................     801        22,829
    Stone Energy Corp.*..............     746        31,668
    Swift Energy Co.*................     704        11,862
    Tom Brown, Inc.*.................   1,278        41,216
    Unit Corp.*......................   1,265        29,791
    Vintage Petroleum, Inc.*.........   1,887        22,701
                                                -----------
                                                    482,313
                                                -----------
  OIL FIELD MACHINERY & EQUIPMENT -- 0.7%
    CARBO Ceramics, Inc. ............     433        22,191
    Dril-Quip, Inc*..................     552         8,998
    Hydril Co.*......................     622        14,884
    Lone Star Technologies, Inc.*....     728        11,633
    Maverick Tube Corp.*.............   1,231        23,697
                                                -----------
                                                     81,403
                                                -----------
  PIPELINES -- 0.1%
    Plains Resources, Inc.*..........     652        10,465
                                                -----------
                                                     10,465
                                                -----------
   TOTAL OIL & GAS...........................       626,153
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 1.9%
    Capital Automotive...............     907        29,024
    Colonial Properties Trust........     702        27,799
    Essex Property Trust, Inc. ......     634        40,715
    Gables Residential Trust.........     806        28,000
    Glenborough Realty Trust,
      Inc. ..........................     762        15,202
    Kilroy Realty Corp. .............     762        24,956
    Lexington Corporate Properties
      Trust..........................   1,119        22,593
    Shurgard Storage Centers, Inc. --
      Class A........................   1,244        46,837
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......       235,126
                                                -----------
 SERVICES -- 14.9%
  BUSINESS SERVICES -- 3.9%
    Administaff, Inc.*...............     746        12,965
    Advanced Marketing Services,
      Inc. ..........................     585         6,669
    ADVO, Inc. ......................     853        27,091
    American Management Systems,
      Inc.*..........................   1,154        17,391
    Bell Microproducts, Inc.*........     893         8,091
    CDI Corp.*.......................     514        16,834

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    EMCOR Group, Inc.*...............     406   $    17,823
    FileNet Corp.*...................   1,005        27,215
    G & K Services, Inc. ............     576        21,168
    Harland (John H.) Co. ...........     750        20,475
    Heidrick & Struggles
      International, Inc.*...........     474        10,333
    Input/Output, Inc.*..............   1,688         7,613
    Inter-Tel, Inc. .................     691        17,261
    Kroll, Inc.*.....................   1,179        30,654
    Labor Ready, Inc.*...............   1,081        14,161
    MAXIMUS, Inc.*...................     614        24,026
    MemberWorks, Inc.*...............     326         8,857
    Metro One Telecommunications,
      Inc.*..........................     565         1,469
    NCO Group, Inc.*.................     690        15,711
    New England Business Service,
      Inc. ..........................     365        10,768
    On Assignment, Inc.*.............     622         3,241
    Pegasus Solutions, Inc.*.........     599         6,272
    PRG-Schultz International,
      Inc.*..........................   1,532         7,507
    QRS Corp.*.......................     316         2,566
    Rewards Network, Inc.*...........     643         6,854
    Spherion Corp.*..................   1,668        16,330
    Tetra Tech, Inc.*................   1,517        37,713
    United Stationers, Inc.*.........     921        37,687
    URS Corp.*.......................     941        23,534
    Watson Wyatt & Company
      Holdings.......................     938        22,653
                                                -----------
                                                    480,932
                                                -----------
  CASINO SERVICES -- 0.1%
    Shuffle Master Inc.*.............     467        16,168
                                                -----------
  COMMERCIAL SERVICES -- 2.5%
    ABM Industries, Inc. ............   1,449        25,227
    Arbitron, Inc.*..................     877        36,588
    Central Parking Corp. ...........     966        14,422
    Consolidated Graphics, Inc.*.....     365        11,527
    eFUNDS Corp.*....................   1,386        24,047
    Global Payments, Inc. ...........   1,069        50,370
    Insituform Technologies, Inc.*...     678        11,187
    Insurance Auto Auctions, Inc.*...     337         4,398
    Interface, Inc.*.................   1,449         8,013
    Mobile Mini, Inc.*...............     415         8,184
    Offshore Logistics, Inc.*........     648        15,889
    PARAXEL International Corp.*.....     754        12,260
    Pre-Paid Legal Services, Inc.*...     530        13,844
    Roto-Rooter, Inc. ...............     298        13,738

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Shaw Group, Inc.*................   1,647   $    22,432
    SOURCECORP, Inc.*................     495        12,687
    StarTek, Inc. ...................     426        17,377
    Volt Information Sciences,
      Inc.*..........................     377         8,520
                                                -----------
                                                    310,710
                                                -----------
  EDUCATIONAL SERVICES -- 0.5%
    ITT Educational Services,
      Inc.*..........................   1,258        59,087
                                                -----------
  INTERNET SERVICES -- 0.9%
    Coinstar, Inc.*..................     628        11,342
    CPI Corp.*.......................     281         5,679
    Mantech International Corp.*.....     886        22,106
    PC-Tel, Inc.*....................     453         4,806
    Verity, Inc.*....................     998        16,657
    WebEx Communications, Inc.*......   1,145        23,015
    Websense, Inc.*..................     649        18,977
    Zix Corp. .......................     805         6,995
                                                -----------
                                                    109,577
                                                -----------
  MEDICAL & HEALTH SERVICES -- 5.4%
    Accredo Health, Inc.*............   1,326        41,915
    American Healthways, Inc.*.......     940        22,438
    AMERIGROUP, Corp.*...............     668        28,490
    AmSurg Corp.*....................     592        22,431
    Angelica Corp.*..................     243         5,346
    Centene Corp*....................     553        15,490
    Cerner Corp. ....................     992        37,547
    Cross Country Healthcare,
      Inc.*..........................     886        13,219
    Curative Health Services,
      Inc.*..........................     285         3,933
    Dendrite International, Inc.*....   1,093        17,127
    Hooper Holmes, Inc. .............   1,801        11,130
    IDEXX Laboratories, Inc.*........     952        44,058
    Mid Atlantic Medical Services,
      Inc.*..........................   1,322        85,665
    NDCHealth Corp. .................     939        24,057
    Odyssey Healthcare, Inc.*........   1,003        29,348
    Orthodontic Centers of America,
      Inc.*..........................   1,335        10,747
    Pediatrix Medical Group, Inc.*...     642        35,368
    Pharmaceutical Product
      Development, Inc. .............   1,547        41,723
    Province Healthcare Co.*.........   1,282        20,512
    RehabCare Group, Inc.*...........     487        10,354
    Renal Care Group, Inc.*..........   1,391        57,308
    Sierra Health Services, Inc.*....     794        21,795

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Sunrise Senior Living, Inc.*.....     589   $    22,818
    United Surgical Partners
      International, Inc.*...........     743        24,876
    US Oncology, Inc.*...............   2,246        24,167
                                                -----------
                                                    671,862
                                                -----------
  OIL & GAS FIELD SERVICES -- 0.8%
    Cal Dive International, Inc.*....   1,100        26,521
    Oceaneering International,
      Inc.*..........................     671        18,788
    SEACOR SMIT, Inc.*...............     494        20,763
    TETRA Technologies, Inc.*........     629        15,247
    Veritas DGC, Inc.*...............     937         9,820
    W-H Energy Services, Inc.*.......     784        12,701
                                                -----------
                                                    103,840
                                                -----------
  PRINTING & PUBLISHING -- 0.3%
    Bowne & Co., Inc.................     967        13,113
    Information Holdings, Inc.*......     578        12,774
    Thomas Nelson, Inc. .............     373         7,210
                                                -----------
                                                     33,097
                                                -----------
  SANITARY SERVICES -- 0.4%
    Ionics, Inc.*....................     490        15,607
    Waste Connections, Inc.*.........     804        30,367
                                                -----------
                                                     45,974
                                                -----------
  TELECOMMUNICATIONS SERVICES -- 0.1%
    Intrado Inc.*....................     420         9,219
                                                -----------
   TOTAL SERVICES............................     1,840,466
                                                -----------
 TRANSPORTATION -- 2.6%
  AIR TRANSPORTATION -- 0.6%
    Atlantic Coast Airlines Holdings,
      Inc.*..........................   1,224        12,118
    Frontier Airlines, Inc.*.........   1,016        14,488
    Mesa Air Group, Inc.*............     945        11,831
    SkyWest, Inc.....................   1,685        30,532
                                                -----------
                                                     68,969
                                                -----------
  MARINE -- 0.2%
    Kirby Corp.*.....................     712        24,835
                                                -----------
  RAILROADS -- 0.2%
    Kansas City Southern Industries,
      Inc. ..........................   1,811        25,934
                                                -----------
  TRUCKING -- 1.6%
    Arkansas Best Corp.*.............     687        21,565
    Forward Air Corp.*...............     566        15,565
    Heartland Express, Inc. .........   1,446        34,979

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Knight Transportation, Inc.*.....   1,092   $    28,010
    Landstar System, Inc.*...........     809        30,774
    USF Corp. .......................     798        27,284
    Yellow Corporation*..............   1,284        46,441
                                                -----------
                                                    204,618
                                                -----------
   TOTAL TRANSPORTATION......................       324,356
                                                -----------
 WHOLESALE & RETAIL TRADE -- 11.4%
  MISCELLANEOUS RETAIL STORES -- 0.7%
    Cost Plus, Inc.*.................     618        25,338
    Duane Reade, Inc.*...............     669        11,319
    TBC Corp.*.......................     610        15,744
    Tractor Supply Co.*..............   1,034        40,212
                                                -----------
                                                     92,613
                                                -----------
  RETAIL -- HAIR SALONS -- 0.4%
    Regis Corp. .....................   1,200        47,425
                                                -----------
  RETAIL -- MAIL ORDER -- 0.0%
    J. Jill Group, Inc.*.............     450         5,720
                                                -----------
  RETAIL APPAREL & ACCESSORY STORES -- 3.1%
    AnnTaylor Stores Corp.*..........   1,265        49,336
    Brown Shoe Co., Inc. ............     486        18,434
    Burlington Coat Factory Warehouse
      Corp. .........................   1,302        27,550
    Christopher & Banks Corp. .......   1,109        21,659
    Dress Barn, Inc.*................     900        13,491
    Genesco, Inc.*...................     680        10,288
    Goody's Family Clothing, Inc. ...     906         8,480
    Hot Topic, Inc.*.................   1,330        39,182
    Pacific Sunwear of California,
      Inc.*..........................   2,150        45,408
    Shopko Stores, Inc.*.............     806        12,292
    Stein Mart, Inc.*................   1,075         8,858
    The Cato Corp. ..................     586        12,013
    The Children's Place Retail
      Stores, Inc.*..................     698        18,658
    The Men's Wearhouse, Inc.*.......   1,115        27,886
    The Stride Rite Corp. ...........   1,068        12,154
    The Wet Seal, Inc. -- Class A*...     782         7,734
    Too, Inc.*.......................     991        16,728
    Urban Outfitters, Inc.*..........   1,081        40,051
                                                -----------
                                                    390,202
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 2.5%
    CEC Entertainment, Inc.*.........     717        33,979
    IHOP Corp. ......................     612        23,550

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
    Jack in the Box, Inc.*...........     946   $    20,207
    Landry's Restaurants, Inc. ......     730        18,776
    Lone Star Steakhouse & Saloon,
      Inc.*..........................     526        12,193
    O'Charleys, Inc.*................     516         9,262
    P.F. Chang's China Bistro,
      Inc.*..........................     734        37,346
    Panera Bread Co. -- Class A*.....     844        33,363
    Papa John's International,
      Inc.*..........................     522        17,424
    RARE Hospitality International,
      Inc.*..........................     902        22,045
    Ryan's Family Steak Houses,
      Inc.*..........................   1,152        17,441
    Sonic Corp.*.....................   1,087        33,284
    The Steak 'n Shake Co.*..........     824        14,708
    Triarc Companies, Inc. ..........   1,621        17,474
                                                -----------
                                                    311,052
                                                -----------
  RETAIL FURNITURE STORES -- 0.1%
    Haverty Furniture Cos., Inc. ....     645        12,810
                                                -----------
  RETAIL GROCERY STORES -- 0.1%
    Great Atlantic & Pacific Tea Co.,
      Inc. ..........................   1,183         9,937
                                                -----------
  RETAIL MERCHANDISING -- 0.8%
    Department 56, Inc.*.............     456         5,974
    Fred's, Inc. ....................   1,089        33,737
    Group 1 Automotive, Inc.*........     617        22,329
    The Pep Boys -- Manny, Moe &
      Jack...........................   1,521        34,785
                                                -----------
                                                     96,825
                                                -----------
  SPECIALTY RETAIL STORES -- 2.0%
    Aaron Rents, Inc. ...............     934        18,801
    Casey's General Stores, Inc. ....   1,461        25,801
    Cash America IInternational,
      Inc. ..........................     773        16,372
    Electronics Boutique Holdings*...     658        15,062
    Guitar Center, Inc.*.............     661        21,535
    Hancock Fabrics, Inc. ...........     558         8,080
    Jo-Ann Stores, Inc.*.............     562        11,465
    Linens 'N Things, Inc.*..........   1,256        37,780
    Movie Gallery, Inc.*.............     891        16,644
    School Specialty, Inc.*..........     561        19,080
    Standard Register Co. ...........     816        13,733
    Ultimate Electronics, Inc.*......     408         3,113
    Zale Corp.*......................     766        40,751
                                                -----------
                                                    248,217
                                                -----------
  WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 0.2%
    United Natural Foods, Inc.*......     557        20,002
                                                -----------

                                                   Value
                                       Shares    (Note 2)
                                       ------   -----------
  WHOLESALE -- INDUSTRIAL SUPPLIES -- 0.4%
    Hughes Supply, Inc. .............     684   $    33,940
    Lawson Products, Inc. ...........     288         9,556
                                                -----------
                                                     43,496
                                                -----------
  WHOLESALE -- LUMBER & CONSTRUCTION MATERIAL -- 0.0%
    Building Materials Holding
      Corp...........................     312         4,845
                                                -----------
  WHOLESALE -- SPORTING & RECREATION GOODS -- 0.3%
    SCP Pool Corp.*..................     986        32,222
                                                -----------
  WHOLESALE MISCELLANEOUS -- 0.8%
    Enesco Group, Inc.*..............     401         4,138
    Nash Finch Co.*..................     372         8,310
    Owens & Minor, Inc...............   1,143        25,043
    Performance Food Group Co.*......   1,259        45,538
    Watsco, Inc. -- Class A*.........     779        17,707
                                                -----------
                                                    100,736
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     1,416,102
                                                -----------
   TOTAL COMMON STOCK
     (COST $11,025,227)......................    12,347,977
                                                -----------
SHORT-TERM INVESTMENTS -- 0.2%
    BlackRock Provident Institutional
      Fund -- Temp Cash Fund  --
      Institutional Series...........  13,884        13,884
    BlackRock Provident Institutional
      Fund -- Temp
      Fund -- Institutional Series...  13,885        13,885
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $27,769)..........................        27,769
                                                -----------
RIGHTS -- 0.0%
 MANUFACTURING -- 0.0%
  MISC. MANUFACTURING INDUSTRIES -- 0.0%
    Fedders Rights (Exp 01/16/04)*...     725            44
                                                -----------
   TOTAL MANUFACTURING.......................            44
                                                -----------
   TOTAL RIGHTS
     (COST $0)...............................            44
                                                -----------
   TOTAL INVESTMENTS -- 100.0%
     (COST $11,052,996)+.....................   $12,375,790
                                                ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

------------------------
 *  Non-income producing security.
(+) The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $1,322,794. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,453,389, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $130,595.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
COMMON STOCK -- 94.0%
 AUSTRALIA -- 3.5%
    Alumina, Ltd. (Metals &
      Mining)..................       55,823   $    276,333
    Amcor, Ltd. (Paperboard
      Containers & Boxes)......        6,293         39,164
    AMP, Ltd. (Insurance)......       61,410        231,809
    Ansell, Ltd. (Plastics)....        4,464         21,694
    Australia & New Zealand
      Banking Group, Ltd.
      (Financial Services).....       19,824        264,075
    Australian Gas Light Co.,
      Ltd. (Gas Companies &
      Systems).................        6,700         56,690
    BHP Billiton, Ltd. (Metals
      & Mining)................       99,620        914,963
    BHP Steel, Ltd. (Iron &
      Steel)...................       11,205         47,277
    Boral, Ltd. (Building &
      Construction
      Materials)...............       13,300         50,906
    Brambles Industries, Ltd.
      (Diversified-Commercial
      Services)................        8,339         33,174
    Coca-Cola Amatil, Ltd.
      (Beverages)..............        1,186          5,567
    Coles Myer, Ltd. (Specialty
      Retail Stores)...........        8,697         49,539
    Commonwealth Bank of
      Australia (Banks)........        7,629        169,280
    CSL, Ltd. (Pharmaceutical
      Preparations)............        6,350         85,402
    CSR, Ltd. (Building &
      Construction
      Materials)...............        7,713         10,751
    Deutsche Office Trust (Real
      Estate)..................       64,100         53,126
    General Property Trust
      (Real Estate)............       39,658         89,342
    HHG PLC* (Insurance).......       61,410         44,419
    Insurance Australia Group,
      Ltd. (Insurance).........       26,961         86,333
    John Fairfax Holdings, Ltd.
      (Broadcasting &
      Publishing)..............      137,838        365,566
    Lion Nathan, Ltd.
      (Beverages)..............        1,870          8,510
    Macquarie Bank, Ltd.
      (Financial Services).....        3,190         85,469
    Macquarie Infrastructure
      Group (Transportation
      Services)................       36,088         92,448
    Mirvac Group (Real
      Estate)..................       19,500         63,471

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    National Australia Bank,
      Ltd. (Banks).............       12,114   $    273,362
    Newcrest Mining, Ltd.
      (Metals & Mining)........       33,021        322,191
    OneSteel, Ltd. (Iron &
      Steel)...................       26,412         40,198
    Orica, Ltd. (Misc.
      Manufacturing
      Industries)..............       12,152        127,817
    Origin Energy, Ltd. (Oil &
      Gas-Exploration &
      Production)..............       17,371         62,169
    PaperlinX, Ltd. (Paper &
      Forest Products).........        4,028         15,114
    Publishing & Broadcasting,
      Ltd. (Broadcasting &
      Publishing)..............       17,744        167,382
    QBE Insurance Group, Ltd.
      (Insurance)..............       32,492        259,499
    Rinker Group, Ltd.*
      (Building & Constructions
      Materials)...............        5,466         26,975
    Rio Tinto, Ltd. (Metals &
      Mining)..................        4,819        135,068
    Santos, Ltd. (Oil & Gas-
      Exploration &
      Production)..............       16,300         84,372
    Sonic Healthcare, Ltd.
      (Commercial Services)....       11,030         58,174
    Sons Of Gwalia, Ltd.
      (Metals & Mining)........       29,818         79,756
    Suncorp-Metway, Ltd.
      (Financial Services).....        7,746         72,311
    Telstra Corp., Ltd.
      (Telecommunications).....       63,568        230,855
    The News Corp., Ltd.
      (Broadcasting &
      Publishing)..............       46,964        424,266
    Wesfarmers, Ltd. (Building
      & Construction
      Materials)...............          524         10,458
    Westfield Trust (Real
      Estate)..................       15,000         40,234
    Westpac Banking Corp., Ltd.
      (Banks)..................       32,778        394,898
    WMC Resources, Ltd.*
      (Metals & Mining)........       20,618         87,460
                                               ------------
   TOTAL AUSTRALIA..........................      6,057,867
                                               ------------
 AUSTRIA -- 1.2%
    Bank Austria Creditanstalt*
      (Banks)..................        9,868        504,104
    Erste Bank der
      oesterreichischen
      Sparkassen AG (Banks)....        8,594      1,062,001

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Oesterreichische
      Elektrizitaetswirtschafts
      AG (Verbund) -- Class A
      (Electric Companies &
      Systems).................          351   $     40,997
    OMV AG (Petroleum
      Refining)................        2,587        385,309
    Voestalpine AG (Iron &
      Steel)...................        1,281         52,190
    Wienerberger AG (Building &
      Construction
      Materials)...............          922         24,632
                                               ------------
   TOTAL AUSTRIA............................      2,069,233
                                               ------------
 BELGIUM -- 0.7%
    Agfa Gevaert NV
      (Photographic Equipment &
      Supplies)................        1,036         29,533
    Algemene Maatschappij Voor
      Nijverheidskredit NV
      (Almanij) (Financial
      Services)................        2,297        116,704
    Colruyt NV (Food &
      Beverage)................        1,700        163,824
    Delhaize Group (Retail Food
      Stores)..................        2,148        110,489
    Dexia (Financial
      Services)................        4,750         81,843
    Fortis (Financial
      Services)................       31,127        625,838
    KBC Bancassurance Holding
      NV (Banks)...............        1,950         91,056
    Umicore (Metals &
      Mining)..................          100          7,019
                                               ------------
   TOTAL BELGIUM............................      1,226,306
                                               ------------
 BRAZIL -- 1.1%
    Aracruz Celulose SA, ADR
      (Paper & Forest
      Products)................        4,286        150,181
    Centrais Electricas
      Brasileiras SA, ADR
      (Electric Companies &
      Systems).................       44,630        375,137
    Centrais Eletricas
      Brasileiras SA, ADR
      (Electric & Gas
      Utilities)...............       34,434        269,742
    Companhia de Bebidas das
      Americas (AmBev), ADR
      (Beverages)..............       12,256        312,651
    Companhia Energetica de
      Minas Gerais -- CEMIG,
      ADR (Electric Companies &
      Systems).................       10,744        197,690
    Companhia Vale do Rio Doce
      (Metals & Mining)........        3,200              0
    Petroleo Brasileiro SA, ADR
      (Oil & Gas-Exploration &
      Production)..............        7,905        210,747

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Telemig Celular
      Participacoes SA, ADR
      (Telecommunications).....        2,099   $     67,378
    Telesp Celular
      Participacoes SA, ADR
      (Telecommunications).....       12,043         79,243
    Unibanco -- Uniao de Bancos
      Brasileiros SA, ADR
      (Banks)..................       10,990        274,201
                                               ------------
   TOTAL BRAZIL.............................      1,936,970
                                               ------------
 CANADA -- 0.8%
    Canadian Natural Resources,
      Ltd. (Oil & Gas-
      Exploration &
      Production)..............        9,191        464,938
    EnCana Corp. (Oil & Gas --
      Exploration &
      Production)..............        8,929        352,392
    Nortel Networks Corp.
      (Telecommunications).....       34,315        145,784
    Petro-Canada (Oil & Gas --
      Exploration &
      Production)..............        9,106        450,350
                                               ------------
   TOTAL CANADA.............................      1,413,464
                                               ------------
 CHINA -- 0.5%
    China Life Insurance Co.,
      Ltd., ADR* (Insurance)...       27,418        903,971
                                               ------------
   TOTAL CHINA..............................        903,971
                                               ------------
 CZECH REPUBLIC -- 1.1%
    Cesky Telecom as
      (Telecommunications).....       16,245        184,297
    Komercni Banka as
      (Banks)..................       17,207      1,620,391
                                               ------------
   TOTAL CZECH REPUBLIC.....................      1,804,688
                                               ------------
 DENMARK -- 0.7%
    Bang & Olufsen A/S
      (Electronic Equipment &
      Components)..............        5,350        223,855
    Carlsberg A/S -- Class B
      (Beverages)..............          200          9,215
    Danske Bank A/S (Financial
      Services)................       10,350        242,832
    ISS A/S* (Commercial
      Services)................        3,005        148,134
    Novo Nordisk A/S -- Class B
      (Pharmaceutical
      Preparations)............        2,900        118,149
    TDC A/S
      (Telecommunications).....       14,572        525,793
                                               ------------
   TOTAL DENMARK............................      1,267,978
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
FINLAND -- 1.9%
    Fortum Oyj (Oil & Gas-
      Exploration &
      Production)..............       33,753   $    348,259
    Kesko Oyj (Food & Household
      Products)................        8,950        156,693
    Nokia Oyj
      (Telecommunications).....      128,784      2,227,079
    Rautaruukki Oyj (Misc.
      Manufacturing
      Industries)..............       10,500         77,346
    Sampo Oyj (Financial
      Services)................       18,950        196,002
    TietoEnator Oyj (Computer
      Services)................        9,805        268,376
    Wartsila Oyj -- Class B
      (Diversified-Industrial &
      Consumer Products).......          400          7,669
                                               ------------
   TOTAL FINLAND............................      3,281,424
                                               ------------
 FRANCE -- 9.6%
    Accor SA (Hotels, Other
      Lodging Places)..........        4,446        201,326
    Air France
      (Transportation --
      Airlines)................       16,036        245,759
    Alcatel SA -- Class A
      (Telecommunications).....       24,688        317,942
    Altran Technologies SA
      (Commercial Services)....       20,643        266,370
    Atos Origin SA* (Computer
      Services)................        3,015        192,811
    Aventis SA (Pharmaceutical
      Preparations)............        6,532        431,732
    Axa (Financial Services)...        9,021        193,096
    Axa 0% 12/21/04 Convertible
      (Financial Services).....          869         17,527
    BNP Paribas SA (Financial
      Services)................       25,870      1,628,949
    Bouygues SA (Misc.
      Manufacturing
      Industries)..............       22,804        797,335
    Carrefour SA (Retail Food
      Stores)..................        7,185        394,414
    Casino Guichard Perrachon
      SA (Retail Food
      Stores)..................        4,656        452,797
    Compagnie de Saint-Gobain
      (Building & Construction
      Materials)...............       13,268        649,509
    European Aeronautic Defence
      and Space Co. (EADS)
      (Aerospace & Defense)....       32,126        763,843

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    France Telecom SA
      (Telecommunications).....       38,167   $  1,090,898
    Groupe Danone SA (Food &
      Beverage)................          171         27,910
    Lafarge SA (Building
      Materials &
      Components)..............        2,322        206,777
    Lagardere SCA (Broadcasting
      & Publishing)............          737         42,549
    LVMH Moet Hennessy Louis
      Vuitton SA (Diversified-
      Industrial & Consumer
      Products)................        7,583        551,891
    Renault SA (Automobiles)...       19,418      1,339,764
    Sagem SA (Electronic
      Equipment &
      Components)..............        2,100        225,020
    Scor (Insurance)...........       28,295         46,754
    Societe Generale (Financial
      Services)................       14,432      1,274,268
    Total Fina Elf SA
      (Petroleum Refining).....       13,646      2,537,108
    Valeo SA (Auto Parts &
      Equipment)...............        8,512        340,888
    Vinci SA (Building &
      Construction)............        6,605        546,945
    Vivendi Universal SA
      (Commercial Services)....       55,728      1,354,539
    Wanadoo* (Internet
      Services)................       29,347        240,610
                                               ------------
   TOTAL FRANCE.............................     16,379,331
                                               ------------
 GERMANY -- 6.5%
    BASF AG (Chemical & Allied
      Products)................        7,390        415,548
    Bayer AG (Pharmaceutical
      Preparations)............       17,941        525,467
    Bayerische Hypo-und
      Vereinsbank AG (Banks)...       26,973        623,972
    Bayerische Motoren Werke
      (BMW) AG (Automobiles)...        6,978        323,463
    Commerzbank AG (Banks).....       32,148        630,552
    Continental AG (Tire &
      Rubber)..................        5,162        195,789
    Deutsche Lufthansa AG
   (Transportation-Airlines)...       22,300        372,698
    Deutsche Post AG
      (Transportation
      Services)................        7,435        153,333
    Deutsche Telekom AG
      (Telecommunications).....       72,069      1,319,022

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    E.On AG (Electric Companies
      & Systems)...............       12,771   $    833,465
    Fraport AG (Transportation
      Services)................       12,092        347,752
    Fresenius Medical Care AG
      (Precision Instruments &
      Medical Supplies)........        2,908        206,876
    Henkel KGaA (Cosmetics and
      Toiletries)..............        3,159        232,263
    Hypo Real Estate Holding
      AG* (Banks)..............       30,404        758,949
    Infineon Technologies AG
      (Semiconductors).........        8,115        112,799
    KarstadtQuelle AG (Retail
      Department Stores).......        3,818         94,391
    MAN AG (Misc. Industrial
      Machinery & Equipment)...        8,220        249,358
    Merck KGaA (Pharmaceutical
      Preparations)............        6,400        266,640
    Metro AG (Specialty Retail
      Stores)..................       16,304        718,750
    SAP AG (Computer Services
      Software & Systems)......        1,063        178,530
    Siemens AG (Diversified-
      Industrial & Consumer
      Products)................       28,487      2,281,690
    Software AG (Computer
      Services Software &
      Systems).................        1,690         34,746
    ThyssenKrupp AG (Misc.
      Industrial Machinery &
      Equipment)...............        9,660        190,934
    Volkswagen AG
      (Automobiles)............        1,650         91,886
                                               ------------
   TOTAL GERMANY............................     11,158,873
                                               ------------
 GREECE -- 0.4%
    Alpha Bank AE (Banks)......        3,700        111,915
    Bank of Piraeus (Banks)....        8,125         99,205
    Coca-Cola Hellenic Bottling
      Co. SA (Beverages).......        3,783         78,828
    EFG Eurobank Ergasias
      (Financial Services).....        4,640         90,365
    Hellenic Telecommunications
      Organization SA (OTE)
      (Telecommunications).....       17,744        234,558
                                               ------------
   TOTAL GREECE.............................        614,871
                                               ------------

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
 HONG KONG -- 0.7%
    ASM Pacific Technology,
      Ltd. (Misc. Industrial
      Machinery & Equipment)...        2,000   $      8,759
    Bank of East Asia, Ltd.
      (Banks)..................       19,200         58,983
    BOC Hong Kong (Holdings),
      Ltd. (Banks).............       42,000         78,984
    Cathay Pacific Airways,
      Ltd.
   (Transportation-Airlines)...       30,000         56,997
    Cheung Kong (Holdings),
      Ltd. (Real Estate).......       16,000        127,261
    CLP (Holdings), Ltd.
      (Electric Companies &
      Systems).................       26,000        123,912
    Esprit (Holdings), Ltd.
      (Cosmetics &
      Toiletries)..............       15,500         51,609
    Giordano International,
      Ltd. (Retail Apparel &
      Accessory Stores)........       42,000         19,476
    Hang Lung Properties, Ltd.
      (Real Estate)............       16,000         20,506
    Hang Seng Bank, Ltd.
      (Banks)..................        2,600         34,159
    Hongkong Electric
      (Holdings), Ltd.
      (Electric Companies &
      Systems).................       14,500         57,338
    Hopewell (Holdings), Ltd.
      (Real Estate)............       10,000         15,392
    Hutchinson Whampoa, Ltd.
      (Diversified-Industrial &
      Financial Services)......       25,000        184,354
    Hysan Development Co., Ltd.
      (Real Estate)............       36,000         55,644
    MTR Corp., Ltd.
      (Transportation-Road &
      Rail)....................        9,000         11,882
    SmarTone Telecommunications
      (Holdings), Ltd.
      (Telecommunications).....       34,500         35,328
    Sun Hung Kai Properties,
      Ltd. (Real Estate).......       18,000        148,964
    Swire Pacific, Ltd.
      (Diversified-Industrial &
      Financial Services)......        6,500         40,104
    Techtronic Industries Co.,
      Ltd.
      (Diversified-Industrial &
      Consumer Products).......       14,000         38,861
    Television Broadcasts, Ltd.
      (Telecommunications).....        2,000         10,098

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    The Wharf (Holdings), Ltd.
      (Real Estate)............       26,000   $     72,003
    Yue Yuen Industrial
      (Holdings), Ltd.
      (Footwear & Related
      Apparel).................        9,500         26,125
                                               ------------
   TOTAL HONG KONG..........................      1,276,739
                                               ------------
 HUNGARY -- 1.5%
    EGIS Rt. (Pharmaceutical
      Preparations)............        4,450        181,075
    Gedeon Richter Rt.
      (Pharmaceutical
      Preparations)............        1,552        183,733
    Magyar Tavkozlesi Rt.
      (Matav)
      (Telecommunications).....       80,700        307,367
    OTP Bank Rt. (Banks).......      146,365      1,887,632
                                               ------------
   TOTAL HUNGARY............................      2,559,807
                                               ------------
 INDONESIA -- 0.2%
    PT Indofood Sukses Makmur
      Tbk (Food & Beverage)....    1,599,500        151,927
    PT Perusahaan Gas Negara*
      (Oil & Gas-Exploration &
      Production)..............      477,558         87,885
    PT Telekomunikasi Indonesia
      (Telecommunications).....       85,190         68,273
                                               ------------
   TOTAL INDONESIA..........................        308,085
                                               ------------
 IRELAND -- 0.5%
    Bank of Ireland (Dublin)
      (Banks)..................        6,945         94,784
    Bank of Ireland (London)
      (Banks)..................        3,500         47,679
    CRH PLC (Building &
      Construction
      Materials)...............        7,986        163,991
    DePfa Bank PLC (Banks).....        1,505        190,023
    Elan Corp. PLC*
      (Pharamaceutical
      Preparations)............       28,000        192,920
    Irish Life & Permanent PLC
      (Financial Services).....       10,299        166,281
                                               ------------
   TOTAL IRELAND............................        855,678
                                               ------------
 ITALY -- 2.6%
    Alleanza Assicurazioni SPA
      (Insurance)..............       27,228        298,107
    Banca Nazionale del Lavoro
      (BNL) (Banks)............       30,025         71,768
    Banca Popolare di Milano
      Scrl (BPM) (Banks).......       11,797         77,228

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Capitalia SPA (Banks)......       33,409   $     97,766
    Cassa di Risparmio di
      Firenze SPA (Carifirenze)
      (Banks)..................      149,243        267,312
    Credito Emiliano SPA
      (Banks)..................        8,571         61,731
    Enel SPA (Electric
      Companies & Systems).....      104,690        711,756
    Eni SPA (Petroleum
      Refining)................       33,095        624,497
    IntesaBci SPA (Banks)......      178,256        697,015
    Mediaset SPA (Broadcasting
      & Publishing)............       19,224        228,418
    Riunione Adriatica di
      Sicurta SPA (RAS)
      (Insurance)..............       34,489        587,287
    Sanpaolo IMI SPA (Banks)...        5,650         73,689
    Telecom Italia Mobile SPA
      (T.I.M.)
      (Telecommunications).....       21,390        116,285
    Telecom Italia SPA
      (Telecommunications).....       64,064        189,897
    UniCredito Italiano SPA
      (Banks)..................       62,700        338,491
                                               ------------
   TOTAL ITALY..............................      4,441,247
                                               ------------
 JAPAN -- 16.2%
    Acom Co., Ltd. (Financial
      Services)................          500         22,674
    Advantest Corp. (Electronic
      Equipment &
      Components)..............        1,100         87,245
    Aeon Co., Ltd. (Retail
      Department Stores).......          500         16,749
    Alps Electric Co., Ltd.
      (Electronic Equipment &
      Components)..............       32,000        468,191
    Aoyama Trading Co., Ltd.
      (Retail Apparel &
      Accessory Stores)........        9,500        187,926
    Asahi Breweries, Ltd.
      (Beverages)..............       12,300        112,131
    Asahi Kasei Corp. (Chemcial
      & Allied Products).......       95,000        515,909
    Benesse Corp. (Educational
      Services)................          500         12,200
    Bridgestone Corp. (Tire &
      Rubber)..................        2,000         26,892
    Canon, Inc. (Computer &
      Office Equipment)........       12,681        590,446
    Chubu Electric Power Co.,
      Inc. (Electric Companies
      & Systems)...............          400          8,342

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Citizen Watch Co., Ltd.
      (Jewelry, Precious
      Metal)...................       17,000   $    156,247
    Coca-Cola West Japan Co.,
      Ltd. (Beverages).........        6,500        127,368
    Dai Nippon Printing Co.,
      Ltd. (Commercial
      Printing)................       23,000        322,992
    Daicel Chemical Industries,
      Ltd. (Chemicals & Allied
      Products)................        3,000         12,373
    Daiichi Pharmaceutical Co.,
      Ltd. (Pharmaceutical
      Preparations)............       12,000        216,217
    Daito Trust Construction
      Co., Ltd. (Real
      Estate)..................        6,700        198,806
    Daiwa Securities Group,
      Inc. (Financial
      Services)................       32,800        223,115
    East Japan Railway Co.,
      Ltd. (Transportation-Road
      & Rail)..................           51        240,319
    FamilyMart Co., Ltd.
      (Retail Food Stores).....        1,200         27,321
    Fuji Photo Film Co., Ltd.
      (Photographic Equipment &
      Supplies)................       14,783        477,271
    Fuji Television Network,
      Inc. (Broadcasting &
      Publishing)..............           98        530,372
    Fujikura, Ltd. (Misc.
      Manufacturing
      Industries)..............        4,000         23,589
    Fujitsu, Ltd. (Computer
      Equipment)...............       84,000        495,363
    Hankyu Department Stores,
      Inc. (Retail Department
      Stores)..................        6,000         40,198
    Hino Motors, Ltd.
      (Automobiles)............       23,000        163,964
    Hitachi Chemical Co., Ltd.
      (Chemical & Allied
      Products)................       13,600        228,422
    Hitachi, Ltd.
      (Electronics)............       76,333        460,121
    Honda Motor Co., Ltd.
      (Automobiles)............       10,500        466,362
    Ito-Yokado Co., Ltd.
      (Specialty Retail
      Stores)..................        8,846        278,166
    Itochu Tecno-Science Corp.
      (Computer Services
      Software & Systems)......        4,300        134,011
    JFE Holdings, Inc.* (Iron &
      Steel)...................        1,000         27,293
    JSR Corp. (Tire &
      Rubber)..................        1,000         22,348
    Kao Corp. (Cosmetics and
      Toiletries)..............        8,620        175,344

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Kawasaki Heavy Industries,
      Ltd. (Misc. Industrial
      Machinery & Equipment)...       32,000   $     39,414
    KDDI Corp.
      (Telecommunications).....           35        200,523
    Koyo Seiko Co., Ltd. (Auto
      Parts & Equipment).......       20,000        205,468
    Kyushu Electric Power Co.,
      Inc. (Electric Companies
      & Systems)...............        6,100        104,902
    Makita Corp. (Electrical
      Machinery, Equipment, &
      Supplies)................       19,000        190,230
    Marui Co., Ltd. (Retail
      Department Stores).......        1,600         20,155
    Matsushita Electric
      Industrial Co., Ltd.
      (Appliances & Household
      Durables)................       20,785        287,425
    Meiji Dairies Corp. (Food &
      Beverage)................       25,000        107,306
    Mitsubishi Chemical Corp.*
      (Chemical & Allied
      Products)................       32,000         83,307
    Mitsubishi Corp.
      (Diversified-Industrial &
      Consumer Products).......        4,000         42,400
    Mitsubishi Estate Co., Ltd.
      (Real Estate)............        2,000         18,961
    Mitsubishi Gas Chemical
      Co., Ltd. (Chemical &
      Allied Products).........       50,000        170,290
    Mitsubishi Heavy
      Industries, Ltd.
      (Diversified-
      Manufacturing
      Industries)..............        1,000          2,781
    Mitsubishi Tokyo Financial
      Group, Inc. (MTFG)
      (Financial Services).....          125        975,085
    Mitsui Sumitomo Insurance
      Co., Ltd. (Insurance)....       66,000        541,943
    Mizuho Financial Group,
      Inc. (Banks).............           84        254,735
    Namco, Ltd. (Recreation,
      Other Consumer Goods)....        3,200         88,682
    NEC Corp. (Electronic
      Equipment &
      Components)..............       63,000        463,815
    Nikko Cordial Corp.
      (Financial Services).....       47,009        261,868

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Nippon Express Co., Ltd.
      (Transportation
      Services)................        9,000   $     42,493
    Nippon Meat Packers, Inc.
      (Food & Beverage)........        9,000         88,010
    Nippon Mining Holdings,
      Inc. (Petroleum
      Refining)................       43,500        151,806
    Nippon Telegraph &
      Telephone Corp.
      (Telecommunications).....          122        588,541
    Nippon Unipac Holding
      (Paper & Forest
      Products)................            6         30,960
    Nissan Motor Co., Ltd.
      (Automobiles)............       24,300        277,533
    Nomura ETF -- Tokyo Price
      Index (TOPIX) (Exchange
      Traded Funds)............      378,862      3,729,582
    Nomura Holdings, Inc.
      (Security & Commodity
      Brokers, Dealers &
      Services)................       73,006      1,243,220
    NTT DoCoMo, Inc.
      (Telecommunications).....          102        231,277
    Oji Paper Co., Ltd. (Paper
      & Forest Products).......       12,000         77,484
    Okumura Corp. (Building &
      Constructions
      Materials)...............       11,000         46,804
    Olympus Optical Co., Ltd.
      (Photographic Equipment &
      Supplies)................        9,000        195,251
    Orix Corp. (Financial
      Services)................        3,400        281,086
    Osaka Gas Co., Ltd. (Gas
      Companies & Systems).....        6,000         16,236
    Pioneer Corp.
      (Electronics)............        5,100        140,860
    Promise Co., Ltd.
      (Financial Services).....        1,950         84,972
    Ricoh Co., Ltd. (Computer &
      Office Equipment)........        7,000        138,145
    Sankyo Co., Ltd. (Misc.
      Manufacturing
      Industries)..............        5,500        174,489
    Sanyo Electric Co., Ltd.
      (Electronics)............       37,839        197,722
    Secom Co., Ltd. (Safety
      Protection)..............          500         18,662
    Seiko Epson Corp. (Computer
      Services Software &
      Systems).................        1,700         79,313
    Seino Transportation Co.,
      Ltd. (Transportation
      Services)................       12,000         99,207
    Sekisui Chemical Co., Ltd.
      (Chemical & Allied
      Products)................       14,000         71,326

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Sekisui House, Ltd.
      (Building &
      Construction)............       19,000   $    196,258
    Sharp Corp.
      (Electronics)............        6,000         94,672
    Shiseido Co., Ltd.
      (Cosmetics and
      Toiletries)..............       19,946        242,509
    Showa Shell Sekiyu K.K.
      (Petroleum Refining).....        5,200         42,262
    Sony Corp. (Electronics)...       10,602        367,019
    Sumitomo Corp.
      (Diversified-Industrial &
      Consumer Products).......       17,000        126,743
    Sumitomo Electric
      Industries, Ltd.
      (Electrical Machinery,
      Equipment & Supplies)....       46,000        411,197
    Sumitomo Mitsui Financial
      Group, Inc. (Banks)......           72        383,615
    Suzuken Co., Ltd.
      (Pharmaceutical
      Preparations)............        4,500        146,123
    Takeda Chemical Industries,
      Ltd. (Pharmaceutical
      Preparations)............        8,800        348,978
    Takefuji Corp. (Financial
      Services)................        5,860        273,944
    TDK Corp. (Electronic
      Equipment &
      Components)..............        6,500        468,228
    Teijin, Ltd. (Chemical &
      Allied Products).........        7,000         20,575
    The Bank of Fukuoka, Ltd.
      (Banks)..................       53,307        223,833
    The Bank of Yokohama, Ltd.
      (Banks)..................       62,361        289,781
    The Kansai Electric Power
      Co., Inc. (Electric
      Companies & Systems).....          800         14,019
    The Seiyu, Ltd.* (Retail
      Food Stores).............       20,408         69,125
    The Sumitomo Trust and
      Banking Co., Ltd.
      (Financial Services).....       51,756        304,248
    Tohoku Electric Power Co.,
      Inc. (Electric Companies
      & Systems)...............       14,700        243,743
    Tokyo Broadcasting System,
      Inc. (Broadcasting &
      Publishing)..............       36,400        579,777
    Tokyo Electric Power Co.,
      Inc. (Electric Companies
      & Systems)...............       11,300        247,784

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Tokyo Gas Co., Ltd. (Gas
      Companies & Systems).....       15,000   $     53,466
    Toray Industries, Inc.
      (Textiles & Apparel).....       51,000        213,194
    Tosoh Corp. (Chemical &
      Allied Products).........       11,000         36,745
    Toyo Seikan Kaisha, Ltd.
      (Glass Containers and
      Other Glass Products)....       19,000        265,578
    Toyota Motor Corp.
      (Automobiles)............       50,212      1,696,065
    Uni-Charm Corp. (Cosmetics
      & Toiletries)............        2,755        135,475
    UNY Co., Ltd. (Retail
      Department Stores).......        9,000         92,377
    West Japan Railway Co.
      (Transportation-Road &
      Rail)....................          112        439,974
    Yamaha Corp. (Diversified-
      Industrial & Consumer
      Products)................       15,100        296,590
    Yamaha Motor Co., Ltd.
      (Motorcycles, Bicycles &
      Parts)...................        3,000         32,724
                                               ------------
   TOTAL JAPAN..............................     27,517,177
                                               ------------
 LUXEMBOURG -- 0.1%
    SBS Broadcasting SA*
      (Broadcasting &
      Publishing)..............        4,926        160,588
                                               ------------
   TOTAL LUXEMBOURG.........................        160,588
                                               ------------
 MEXICO -- 0.7%
    Apasco SA de CV (Building &
      Constructions
      Materials)...............        2,154         17,750
    Coca-Cola Femsa SA de CV,
      ADR (Beverages)..........        3,728         79,183
    Fomento Economico Mexicano,
      SA de CV (Beverages).....       21,232         78,374
    Grupo Financiero Banorte SA
      de CV (Financial
      Services)................      111,326        386,368
    Grupo Financiero BBVA
      Bancomer SA de CV (GFB),
      ADR (Financial
      Services)................       21,722        371,142
    Grupo Modelo SA de CV
      (Beverages)..............       30,332         72,609

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Kimberly-Clark de Mexico SA
      de CV (Paper & Paper
      Products)................       31,241   $     80,068
    Wal-Mart de Mexico SA de CV
      (Retail Building
      Materials)...............       27,355         73,151
                                               ------------
   TOTAL MEXICO.............................      1,158,645
                                               ------------
 NETHERLANDS -- 4.2%
    ABN AMRO Holding NV
      (Financial Services).....       27,757        649,461
    Aegon NV (Insurance).......       38,582        570,846
    Akzo Nobel NV (Chemical &
      Allied Products).........        8,599        331,899
    ASM International NV*
      (Semiconductors).........        4,188         85,841
    DSM NV (Chemicals).........          569         28,012
    Getronics NV (Computer
      Services)................       54,258        113,608
    Hagemeyer NV
      (Diversified --
      Industrial & Consumer
      Products)................       12,871         29,060
    Heineken NV (Beverages)....        9,714        369,911
    ING Groep NV (Financial
      Services)................       41,526        968,486
    Koninklijke (Royal) KPN NV
      (Telecommunications).....       11,068         85,439
    Koninklijke (Royal) Philips
      Electronics NV
      (Electronics)............       45,044      1,315,299
    Koninklijke Ahold NV
      (Retail Drug Stores).....       19,924        151,792
    Koninklijke Grolsch NV
      (Beverages)..............        2,609         74,407
    Oce NV (Computer & Office
      Equipment)...............       14,416        220,931
    Reed Elsevier NV
      (Broadcasting &
      Publishing)..............        6,158         76,509
    Royal Dutch Petroleum Co.
      (Petroleum Refining).....       32,696      1,723,882
    Unilever NV (Food &
      Household Products)......        6,640        434,263
    VNU NV (Broadcasting &
      Publishing)..............          471         14,882
                                               ------------
   TOTAL NETHERLANDS........................      7,244,528
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
NEW ZEALAND -- 0.1%
    Auckland International
      Airport, Ltd.
      (Transportation
      Services)................        2,749   $     12,652
    Carter Holt Harvey, Ltd.
      (Paper & Forest
      Products)................        9,293         11,471
    Contact Energy, Ltd.
      (Electric & Gas
      Utilities)...............        2,905         10,261
    Fisher & Paykel Appliances
      Holdings, Ltd.
      (Appliances & Household
      Durables)................        2,404          6,061
    Fisher & Paykel Healthcare
      Corp., Ltd. (Precision
      Instruments &
    Medical Supplies)..........          729          6,055
    Fletcher Building, Ltd.
      (Building & Construction
      Materials)...............        4,834         13,457
    Fletcher Challenge Forests,
      Ltd. (Paper & Forest
      Products)................        1,200          1,071
    Independent Newspapers,
      Ltd. (Broadcasting &
      Publishing)..............        1,726          5,836
    NGC Holdings, Ltd.
      (Chemical & Allied
      Products)................        1,091          1,604
    Sky City Entertainment
      Group, Ltd. (Amusement &
      Recreational Services)...        4,156         12,579
    Sky Network Television,
      Ltd.* (Broadcasting &
      Publishing)..............        1,167          4,291
    Telecom Corp. of New
      Zealand, Ltd.
      (Telecommunications).....       20,616         72,685
    The Warehouse Group, Ltd.
      (Retail Department
      Stores)..................        1,184          3,980
    Tower, Ltd. (Financial
      Services)................        3,180          2,610
                                               ------------
   TOTAL NEW ZEALAND........................        164,613
                                               ------------
 NORWAY -- 2.1%
    DnB Holding ASA (Financial
      Services)................      156,528      1,044,649
    Norsk Hydro ASA (Misc.
      Manufacturing
      Industries)..............        7,242        446,856
    Sparebanken Midt-Norge
      (Banks)..................        4,058        146,697
    Sparebanken Rogaland
      (Banks)..................        6,608        320,825
    Statoil ASA (Oil & Gas-
      Exploration &
      Production)..............       65,675        737,916

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Storebrand ASA
      (Insurance)..............       59,061   $    384,401
    Telenor ASA
      (Telecommunications).....       67,881        443,847
                                               ------------
   TOTAL NORWAY.............................      3,525,191
                                               ------------
 POLAND -- 1.6%
    Agora SA* (Broadcasting &
      Publishing)..............       16,541        225,826
    Bank Pekao SA (Banks)......       36,436      1,051,348
    Bank Przemyslowo-Handlowy
      PBK SA (Banks)...........        1,925        182,579
    Bank Zachodni WBK SA
      (Banks)..................       27,144        548,986
    Bre Bank SA (Banks)........        5,010        123,814
    Budimex SA* (Building &
      Constructions
      Materials)...............       16,913        161,769
    Orbis SA (Hotels, Other
      Lodging Places)..........        8,120         60,094
    Telekomunikacja Polska SA
      (Telecommunications).....      101,384        410,368
                                               ------------
   TOTAL POLAND.............................      2,764,784
                                               ------------
 PORTUGAL -- 0.2%
    Banco Espirito Santo SA
      (BES) (Financial
      Services)................        1,133         18,578
    Electricidade de Portugal
      SA (EDP) (Electric
      Companies & Systems).....       10,694         28,192
    Jeronimo Martins, SGPS, SA*
      (Retail Food Stores).....        6,206         81,880
    Portugal Telecom, SGPS, SA
      (Telecommunications).....       17,350        174,639
    PT Multimedia-Servicos de
      Telecomunicacoes e
      Multimedia SGPS SA*
      (Telecommunications).....          368          7,148
    Sonae, SGPS, SA
      (Diversified-Industrial &
      Financial Services)......       84,816         70,609
                                               ------------
   TOTAL PORTUGAL...........................        381,046
                                               ------------
 ROMANIA -- 0.2%
    Romanian Development Bank
      (Banks)..................      360,000        219,781
    SNP Petrom SA (Oil & Gas-
      Exploration &
      Production)..............    4,243,185        191,357
                                               ------------
   TOTAL ROMANIA............................        411,138
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
RUSSIA -- 1.0%
    LUKOIL, ADR (Oil & Gas-
      Exploration &
      Production)..............        2,117   $    196,881
    Mining and Metallurgical
      Co., Norilsk Nickel, ADR
      (Metals & Mining)........        9,434        614,625
    RAO Unified Energy System
      (UES), ADR (Electric
      Companies & Systems).....        7,328        204,451
    Sun Interbrew, Ltd. (GR),
      GDR -- Class B*
      (Beverages)..............       20,868        168,460
    Uralsvyazinform, ADR
      (Telecommunications).....       35,177        268,049
    Wimm-Bill-Dann Foods OJSC,
      ADR* (Food & Beverage)...       20,059        341,003
                                               ------------
   TOTAL RUSSIA.............................      1,793,469
                                               ------------
 SINGAPORE -- 0.4%
    Allgreen Properties, Ltd.
      (Real Estate)............        5,000          3,297
    Capitaland, Ltd. (Real
      Estate)..................       58,000         52,935
    Creative Technology, Ltd.
      (Electronic Equipment &
      Components)..............        1,250         13,175
    Cycle & Carriage, Ltd.
      (Automobiles)............        5,000         17,076
    DBS Group Holdings, Ltd.
      (Financial Services).....       13,000        112,525
    Fraser & Neave, Ltd.
      (Beverages)..............        2,600         19,290
    Keppel Corp., Ltd.
     (Diversified -- Industrial
      & Financial Services)....        9,000         32,326
    Keppel Land, Ltd. (Real
      Estate)..................        3,000          2,791
    Neptune Orient Lines, Ltd.*
   (Transportation-Shipping)...       13,000         16,534
    OverSea-Chinese Banking
      Corp., Ltd. (Financial
      Services)................        8,000         56,998
    Parkway Holdings, Ltd.
      (Health Care
      Facilities)..............       26,000         14,927
    SembCorp Industries, Ltd.
      (Misc. Manufacturing
      Industries)..............       17,000         12,613
    Singapore Airlines, Ltd.
   (Transportation-Airlines)...        7,000         46,164
    Singapore Exchange, Ltd.
      (Financial Services).....        9,000          8,956

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Singapore Post, Ltd.
      (Commercial Services)....       35,000   $     14,323
    Singapore Press Holdings,
      Ltd. (Broadcasting &
      Publishing)..............        1,000         11,129
    Singapore Technologies
      Engineering, Ltd. (ST
      Engg) (Aerospace &
      Defense).................       12,000         14,414
    Singapore
      Telecommunications, Ltd.
      (Telecommunications).....       78,000         90,020
    SMRT Corp., Ltd.
      (Transportation-Road &
      Rail)....................       21,000          7,419
    St Assembly Test Services,
      Ltd.* (Electronic
      Equipment &
      Components)..............       10,000         12,483
    United Overseas Bank, Ltd.
      (Financial Services).....       10,000         77,725
    Venture Corp., Ltd.
      (Electronic Equipment &
      Components)..............        1,000         11,776
                                               ------------
   TOTAL SINGAPORE..........................        648,896
                                               ------------
 SPAIN -- 2.9%
    Actividades De Construction
      y Servicios SA (Misc.
      Manufacturing
      Industries)..............        2,159        105,390
    Antena 3 Television SA
      (Telecommunications).....        3,017        132,964
    Banco Bilbao Vizcaya
      Argentaria SA (Banks)....       24,136        333,362
    Banco Pastor SA (Banks)....        1,188         36,473
    Banco Santander Central
      Hispano SA (Banks).......       90,866      1,076,226
    Corporacion Mapfre SA
      (Insurance)..............       17,513        248,071
    Endesa SA (Electric
      Companies & Systems).....       52,977      1,019,045
    Fomento de Construcciones y
      Contratas SA (Building &
      Constructions
      Materials)...............        5,128        189,131
    Grupo Empresarial Ence SA
      (ENCE) (Paper & Forest
      Products)................       10,335        223,569
    Iberia Lineas Aereas de
      Espana SA
    (Transportation-Airlines)..        3,400          9,778
    Promotora de Informaciones
      SA (Prisa) (Broadcasting
      & Publishing)............       19,939        289,226

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Repsol YPF SA (Petroleum
      Refining)................       31,723   $    618,615
    Telefonica SA*
      (Telecommunications).....       46,582        683,923
                                               ------------
   TOTAL SPAIN..............................      4,965,773
                                               ------------
 SWEDEN -- 2.8%
    Atlas Copco AB -- Class B
      (Misc. Industrial
      Machinery & Equipment)...        1,200         39,109
    Autoliv, Inc.
      (Automobiles)............        7,627        289,379
    Elekta AB -- Class B*
      (Precision Instruments &
      Medical Supplies)........       12,177        228,468
    Ericsson LM -- Class B*
      (Telecommunications).....      160,339        287,462
    Gambro AB -- Class B
      (Precision Instruments &
      Medical Supplies)........       47,000        388,656
    Getinge AB -- Class B
      (Precision Instruments &
      Medical Supplies)........        7,292         69,927
    Holmen AB -- Class B (Paper
      & Forest Products).......        8,100        287,625
    Nordea AB (Banks)..........      223,104      1,674,373
    Skandia Forsakrings AB
      (Insurance)..............       92,401        336,457
    Skandinaviska Enskilda
      Banken AB (SEB)
      (Financial Services).....       18,600        274,012
    Svenska Cellulosa AB
      (SCA) -- Class B (Paper &
      Forest Products).........        9,567        390,908
    TeliaSonera AB (Stockholm)
      (Telecommunications).....       66,676        348,424
    Volvo AB -- Class B
      (Automobiles)............        6,100        186,511
                                               ------------
   TOTAL SWEDEN.............................      4,801,311
                                               ------------
 SWITZERLAND -- 6.9%
    ABB, Ltd.* (Misc.
      Industrial Machinery &
      Equipment)...............       39,281        199,144
    Adecco SA (Commercial
      Services)................        3,140        201,844
    Baloise Holding, Ltd.
      (Insurance)..............        3,763        157,153

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Compagnie Financiere
      Richemont AG (Jewelry,
      Precious Metal)..........       16,916   $    406,230
    Converium Holding AG
      (Insurance)..............        4,355        231,527
    Credit Suisse Group
      (Registered)* (Financial
      Services)................       30,224      1,105,831
    Givaudan SA (Chemical &
      Allied Products).........          191         99,149
    Nestle SA (Food & Household
      Products)................        6,245      1,560,303
    Novartis AG (Registered)
      (Pharmaceutical
      Preparations)............       48,554      2,204,412
    Roche Holding AG
      (Pharmaceutical
      Preparations)............          154         21,355
    Roche Holding AG
      (Pharmaceutical
      Preparations)............       18,949      1,911,371
    SGS Societe Generale de
      Surveillance Holding SA
      (Commercial Services)....           91         57,098
    Sulzer AG (Misc.
      Manufacturing
      Industries)..............          834        224,558
    Swatch Group AG (Jewelry,
      Precious Metal)..........        1,477        177,347
    Swiss Life -- Rights, ADR
      (Insurance)..............        2,183              0
    Swiss Life Holding
      (Insurance)..............        2,183        400,680
    Swiss Re (Insurance).......        1,502        101,409
    Swisscom AG
      (Telecommunications).....        2,074        684,206
    Syngenta AG (Chemical &
      Allied Products).........        1,007         67,825
    UBS AG* (Financial
      Services)................       13,090        896,481
    Zurich Financial Services
      AG (Insurance)...........        7,802      1,122,908
                                               ------------
   TOTAL SWITZERLAND........................     11,830,831
                                               ------------
 TURKEY -- 1.2%
    Akbank T.A.S., ADR
      (Banks)..................       21,394        223,837
    Anadolu Efes Biracilik ve
      Malt Sanayii AS
      (Beverages)..............      494,950          6,235
    Anadolu Efes Biracilik ve
      Malt Sanayii AS, ADR
      (Beverages)..............       32,529         81,960
    Dogan Sirketler Grubu
      Holding AS
      (Diversified-Industrial &
      Financial Services)......   34,821,183         66,297

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Haci Omer Sabanci Holding
      AS
      (Diversified-Industrial &
      Financial Services)......   56,254,940   $    266,260
    Haci Omer Sabanci Holding
      AS, ADR (Diversified --
      Industrial & Financial
      Services)................      196,854        232,937
    Migros Turk TAS (Food &
      Beverage)................   13,339,211        190,831
    Turkiye Garanti Bankasi AS*
      (Banks)..................  126,113,340        368,018
    Turkiye Garanti Bankasi AS,
      ADR* (Banks).............      122,431        357,266
    Turkiye Is Bankasi (Isbank)
      (Banks)..................   62,758,582        254,608
                                               ------------
   TOTAL TURKEY.............................      2,048,249
                                               ------------
 UNITED KINGDOM -- 18.7%
    Abbey National PLC
      (Financial Services).....       17,263        164,098
    Alliance Unichem PLC
      (Retail Drug Stores).....       45,192        419,875
    AstraZeneca PLC
      (Pharmaceutical
      Preparations)............       23,284      1,117,078
    Aviva PLC (Insurance)......       76,257        669,250
    Barclays PLC (Financial
      Services)................      160,576      1,432,251
    BHP Billiton PLC (Metals &
      Mining)..................       92,008        803,779
    BP PLC (Petroleum
      Refining)................      226,937      1,840,326
    BP PLC, ADR (Petroleum
      Refining)................       18,025        889,534
    British American Tobacco
      PLC (Tobacco)............        9,215        127,022
    British Sky Broadcasting
      Group PLC* (Broadcasting
      & Publishing)............       15,978        201,080
    BT Group PLC
      (Telecommunications).....      185,272        624,361
    Bunzl PLC (Paper & Forest
      Products)................       42,256        322,815
    Burberry Group PLC (Retail
      Apparel & Accessory
      Stores)..................        8,810         57,644
    Compass Group PLC* (Misc.
      Food Preparations &
      Kindred Products)........        4,933         33,557
    Diageo PLC (Food &
      Beverage)................       52,360        688,935

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Dixons Group PLC (Specialty
      Retail Stores)...........       76,805   $    191,115
    EMAP PLC (Broadcasting &
      Publishing)..............       50,465        774,216
    Firstgroup PLC
      (Transportation
      Services)................       39,231        192,078
    George Wimpey PLC
      (Manufactured Homes).....       26,200        175,062
    GKN PLC (Auto Parts &
      Equipment)...............       45,200        216,043
    GlaxoSmithKline PLC
      (Pharmaceutical
      Preparations)............      102,070      2,338,835
    GlaxoSmithKline PLC, ADR
      (Pharmaceutical
      Preparations)............       19,543        911,095
    GUS PLC (Specialty Retail
      Stores)..................       23,682        327,922
    HBOS PLC (Financial
      Services)................       91,133      1,180,336
    Hilton Group PLC (Hotels,
      Other Lodging Places)....      199,661        803,312
    HSBC Holdings PLC
      (Financial Services).....      132,677      2,085,362
    IMI PLC (Misc. Industrial
      Machinery & Equipment)...       57,123        344,869
    Imperial Chemical
      Industries PLC (Chemical
      & Allied Products).......        1,732          6,170
    Imperial Tobacco Group PLC
      (Tobacco)................       31,059        611,606
    J Sainsbury PLC (Food &
      Household Products)......       21,184        118,603
    Kelda Group PLC (Water
      Supply & Other Sanitary
      Services)................        7,356         61,760
    Land Securities PLC (Real
      Estate)..................       15,367        272,893
    Lloyds TSB Group PLC
      (Banks)..................       10,751         86,222
    Man Group PLC (Security &
      Commodity Brokers,
      Dealers & Services)......       14,709        384,702
    National Grid Transco PLC
      (Electric Companies &
      Systems).................       19,414        139,103
    Pearson PLC (Broadcasting &
      Publishing)..............       14,026        156,176
    Provident Financial PLC
      (Financial Services).....        8,100         94,324
    Prudential PLC
      (Insurance)..............       12,203        103,164

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
    Reckitt Benckiser PLC (Food
      & Household Products)....       23,558   $    533,061
    Reuters Group PLC
      (Broadcasting &
      Publishing)..............       82,474        346,957
    Rexam PLC (Glass Containers
      & Other Glass
      Products)................       37,779        289,289
    RMC Group PLC (Building &
      Construction
      Materials)...............       13,852        172,961
    Royal & Sun Alliance
      Insurance Group PLC
      (Insurance)..............       52,654         83,184
    Royal Bank of Scotland
      Group PLC (Banks)........       24,001        707,213
    SABMiller PLC
      (Beverages)..............       35,884        371,938
    Safeway PLC (Retail Food
      Stores)..................       19,636         99,830
    Scottish Power PLC
      (Electric Companies &
      Systems).................       38,445        256,192
    Severn Trent PLC (Water
      Supply & Other Sanitary
      Services)................       12,800        171,626
    Shell Transport & Trading
      Co. PLC, ADR (Petroleum
      Refining)................       22,343      1,006,105
    Smith & Nephew PLC
      (Precision Instruments &
      Medical Supplies)........       51,231        430,357
    Standard Chartered PLC
      (Banks)..................       29,865        493,197
    Tate & Lyle PLC (Food &
      Beverage)................       40,800        227,515
    Taylor Woodrow PLC
      (Building & Constructions
      Materials)...............       75,494        360,840
    Tesco PLC (Retail Food
      Stores)..................      102,962        475,080
    Unilever PLC (Food &
      Household Products)......       47,859        446,153
    Vodafone Group PLC
      (Telecommunications).....    1,099,550      2,726,191
    Vodafone Group PLC, ADR
      (Telecommunications).....       46,000      1,151,840
    Whitbread PLC (Retail
      Eating & Drinking
      Places)..................        4,336         55,810
    William Hill PLC (Amusement
      & Recreational
      Services)................       73,532        562,162
                                               ------------
   TOTAL UNITED KINGDOM.....................     31,934,074
                                               ------------

                                                  Value
                                   Shares        (Note 2)
                                 -----------   ------------
 UNITED STATES -- 1.2%
    iShares MSCI EAFE Index
      Fund (Exchange Traded
      Funds)...................       15,000   $  2,051,700
                                               ------------
   TOTAL UNITED STATES......................      2,051,700
                                               ------------
 VENEZUELA -- 0.0%
    Compania Anonima Nacional
      Telefonos de Venezuela,
      ADR
      (Telecommunications).....        3,615         55,165
                                               ------------
   TOTAL VENEZUELA..........................         55,165
                                               ------------
   TOTAL COMMON STOCK (Cost $133,528,522)...    161,013,625
                                               ------------
PREFERRED STOCK -- 0.3%
 AUSTRALIA -- 0.1%
    The News Corp., Ltd.
      (Broadcasting &
      Publishing)..............       17,318        130,482
                                               ------------
   TOTAL AUSTRALIA..........................        130,482
                                               ------------
 GERMANY -- 0.2%
    Henkel KGaA (Cosmetics and
      Toiletries)..............        1,437        112,379
    ProSiebenSat.1 Media AG
      (Broadcasting &
      Publishing)..............       16,136        269,680
                                               ------------
   TOTAL GERMANY............................        382,059
                                               ------------
 NEW ZEALAND -- 0.0%
    Fletcher Challenge Forests,
      Ltd. (Paper & Forest
      Products)................        2,100          1,875
                                               ------------
   TOTAL NEW ZEALAND........................          1,875
                                               ------------
   TOTAL PREFERRED STOCK (Cost $314,169)....        514,416
                                               ------------
SHORT-TERM INVESTMENTS -- 5.7%
    BlackRock Provident
      Institutional
      Fund -- Temp Cash
      Fund -- Institutional
      Series...................    4,936,693      4,936,693
    BlackRock Provident
      Institutional
      Fund -- Temp
      Fund -- Institutional
      Series...................    4,898,952      4,878,952
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS (Cost
     $9,815,645)............................      9,815,645
                                               ------------
TOTAL INVESTMENTS -- 100.0% (Cost
  $143,658,336)+............................   $171,343,771
                                               ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

------------------------

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(*)Non-income producing security.
(+)The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $27,685,435. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $28,054,306, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $368,871.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / REAL ESTATE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 9.5%
 FOREST PRODUCTS -- 0.8%
    Plum Creek Timber Co., Inc. ....    7,000   $   213,150
                                                -----------
   TOTAL FOREST PRODUCTS.....................       213,150
                                                -----------
 HOTELS & MOTELS -- 4.1%
    Boca Resorts, Inc. -- Class
      A*............................   27,800       415,888
    Hilton Hotels Corp. ............   11,700       200,421
    La Quinta Corp.*................   63,400       406,394
    Starwood Hotels & Resorts
      Worldwide, Inc. ..............    3,400       122,298
                                                -----------
   TOTAL HOTELS & MOTELS.....................     1,145,001
                                                -----------
 REAL ESTATE -- 3.7%
    Brookfield Properties Corp. ....    6,000       172,200
    LNR Property Corp. .............    5,000       247,550
    Tarragon Realty Investors,
      Inc. .........................   14,700       242,697
    Trammell Crow Co.*..............   26,700       353,775
                                                -----------
   TOTAL REAL ESTATE.........................     1,016,222
                                                -----------
 TRANSPORTATION -- 0.9%
    Florida East Coast Industries,
      Inc. -- Class B...............    7,300       241,630
                                                -----------
   TOTAL TRANSPORTATION......................       241,630
                                                -----------
   TOTAL COMMON STOCK (COST $2,359,574)......     2,616,003
                                                -----------
PREFERRED STOCK -- 9.6%
 APARTMENTS -- 1.3%
    Apartment Investment &
      Management Co. -- Series D....    4,413       111,428
    Equity Residential -- Series
      H.............................    5,300       131,493
    Mid-America Apartment
      Communities, Inc. -- Series
      H.............................      800        20,896
    Post Properties, Inc. -- Series
      C.............................    4,000       100,520
                                                -----------
   TOTAL APARTMENTS..........................       364,337
                                                -----------
 DIVERSIFIED -- 1.6%
    Capital Automotive -- Series
      A.............................    5,200       131,300
    Colonial Property
      Trust -- Series D.............    3,800       103,208
    iStar Financial, Inc. -- Series
      E.............................    1,500        38,850
    iStar Financial, Inc. -- Series
      D.............................    4,400       111,386
    iStar Financial, Inc. -- Series
      G.............................    2,300        58,075
                                                -----------
   TOTAL DIVERSIFIED.........................       442,819
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 HEALTHCARE -- 0.9%
    Health Care Property Investors,
      Inc. -- Series E..............    2,600   $    67,600
    Health Care Property Investors,
      Inc. -- Series F..............    4,300       110,456
    Health Care REIT, Inc. -- Series
      D.............................    2,400        63,384
                                                -----------
   TOTAL HEALTHCARE..........................       241,440
                                                -----------
 HOTELS & MOTELS -- 0.3%
    Lasalle Hotel
      Properties -- Series B........    2,600        70,668
                                                -----------
   TOTAL HOTELS & MOTELS.....................        70,668
                                                -----------
 OFFICE PROPERTY -- 2.3%
    Brandywine Realty
      Trust -- Series C.............    5,200       130,001
    CarrAmerica Realty
      Corp. -- Series E.............    2,100        55,860
    Cousins Properties,
      Inc. -- Series A..............    4,100       111,725
    Equity Office Properties
      Trust -- Series G.............    1,400        37,912
    ProLogis -- Series D............    2,500        62,575
    Reckson Associates Realty
      Corporation -- Series A.......    5,000       126,250
    SL Green Realty Corp. -- Series
      C.............................    4,700       121,025
                                                -----------
   TOTAL OFFICE PROPERTY.....................       645,348
                                                -----------
 REGIONAL MALLS -- 0.7%
    CBL & Associates Properties,
      Inc. -- Series C..............    2,400        65,040
    Simon Property Group, Inc. --
      Series G......................    2,200       119,460
                                                -----------
   TOTAL REGIONAL MALLS......................       184,500
                                                -----------
 SHOPPING CENTERS -- 1.7%
    Developers Diversified Realty
      Corp. -- Series F.............    1,500        40,050
    Developers Diversified Realty
      Corp. -- Series H.............    4,600       119,508
    Kilroy Realty -- Series E.......    3,500        89,425
    Kimco Realty Corp. -- Series
      F.............................    1,400        36,288
    Pennsylvania Real Estate
      Investment Trust -- Series
      A.............................    1,000        61,000
    Saul Centers, Inc. -- Series
      A.............................    4,400       116,600
                                                -----------
   TOTAL SHOPPING CENTERS....................       462,871
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / REAL ESTATE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
STORAGE -- 0.8%
    First Industrial Realty Trust,
      Inc. -- Series E..............    4,900   $   123,235
    Public Storage, Inc. -- Class
      A.............................    3,600       107,640
                                                -----------
   TOTAL STORAGE.............................       230,875
                                                -----------
   TOTAL PREFERRED STOCK (COST $2,575,386)...     2,642,858
                                                -----------
REAL ESTATE INVESTMENT TRUSTS -- 75.5%
 APARTMENTS -- 14.3%
    Apartment Investment &
      Management Co. -- Class A.....    7,600       262,200
    Archstone-Smith Trust...........   32,700       914,946
    Avalonbay Communities, Inc. ....   12,000       573,600
    BRE Properties, Inc. ...........    8,300       277,220
    Camden Property Trust...........    6,100       270,230
    Equity Residential..............   18,700       551,837
    Gables Residential Trust........    3,200       111,168
    Post Properties, Inc. ..........   15,000       418,800
    Summit Properties, Inc. ........   13,000       312,260
    United Dominion Realty Trust,
      Inc. .........................   11,900       228,480
                                                -----------
   TOTAL APARTMENTS..........................     3,920,741
                                                -----------
 DIVERSIFIED -- 8.7%
    Catellus Developement Corp. ....   19,114       461,030
    iStar Financial, Inc. ..........   15,439       600,577
    Liberty Property Trust..........   11,900       462,910
    Sizeler Property Investors,
      Inc. .........................   37,500       401,625
    Vornado Realty Trust............    8,500       465,375
                                                -----------
   TOTAL DIVERSIFIED.........................     2,391,517
                                                -----------
 HEALTHCARE -- 2.2%
    ElderTrust*.....................   23,600       295,708
    Healthcare Realty Trust,
      Inc. .........................    6,500       232,375
    Senior Housing Properties
      Trust.........................    4,300        74,089
                                                -----------
   TOTAL HEALTHCARE..........................       602,172
                                                -----------
 HOTELS & MOTELS -- 4.1%
    Hospitality Properties Trust....    2,500       103,200
    Host Marriott Corp.*............   53,500       659,120
    Winston Hotels, Inc. ...........   36,600       373,320
                                                -----------
   TOTAL HOTELS & MOTELS.....................     1,135,640
                                                -----------
 INDUSTRIAL -- 1.5%
    Duke Realty Corp. ..............    5,800       179,800
    PS Business Parks, Inc. ........    5,600       231,056
                                                -----------
   TOTAL INDUSTRIAL..........................       410,856
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 MANUFACTURED HOMES -- 1.7%
    Sun Communities, Inc. ..........   12,400   $   479,880
                                                -----------
   TOTAL MANUFACTURED HOMES..................       479,880
                                                -----------
 OFFICE PROPERTY -- 19.4%
    AMB Property Corp. .............   11,700       384,696
    Arden Realty, Inc. .............   12,300       373,182
    Boston Properties, Inc. ........   12,600       607,194
    CarrAmerica Realty Corp. .......   15,400       458,612
    Corporate Office Properties
      Trust.........................    3,300        69,300
    Cousins Properties, Inc. .......   13,400       410,040
    Cresent Real Estate Equities
      Co. ..........................   20,700       354,591
    Equity Office Properties
      Trust.........................   22,800       653,219
    Koger Equity....................      100         2,093
    Maguire Properties, Inc. .......    8,300       201,690
    Mission West Properties Inc. ...   24,400       315,980
    Prentiss Properties Trust.......   17,300       570,727
    ProLogis........................   17,000       545,530
    Trizec Properties, Inc. ........   23,700       364,980
                                                -----------
   TOTAL OFFICE PROPERTY.....................     5,311,834
                                                -----------
 REGIONAL MALLS -- 9.3%
    General Growth Properties,
      Inc. .........................   13,300       369,075
    Simon Property Group, Inc. .....   14,700       681,198
    Taubman Centers, Inc. ..........   21,900       451,140
    The Macerich Co. ...............    6,000       267,000
    The Rouse Co. ..................   16,800       789,600
                                                -----------
   TOTAL REGIONAL MALLS......................     2,558,013
                                                -----------
 SHOPPING CENTERS -- 12.4%
    Acadia Realty Trust.............   29,700       371,250
    Chelsea Property Group, Inc. ...    5,600       306,936
    Developers Diversified Realty
      Corp. ........................   17,200       577,404
    Federal Realty Investment
      Trust.........................    7,700       295,603
    Heritage Property Investment
      Trust.........................   12,100       344,245
    Kilroy Realty Corp. ............    7,000       229,250
    Kimco Realty Corp. .............    7,200       322,200
    Pan Pacific Retail Properties,
      Inc.*.........................    2,300       109,595
    Regency Centers Corp. ..........   10,500       418,425
    Urstadt Biddle Properties.......    9,900       134,739
    Urstadt Biddle
      Properties -- Class A.........   20,500       290,075
                                                -----------
   TOTAL SHOPPING CENTERS....................     3,399,722
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / REAL ESTATE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
STORAGE -- 1.9%
    Public Storage, Inc. ...........    7,200   $   312,408
    Shurgard Storage Centers,
      Inc. .........................    5,200       195,780
                                                -----------
   TOTAL STORAGE.............................       508,188
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS (COST
     $19,252,792)............................    20,718,563
                                                -----------
SHORT-TERM INVESTMENTS -- 5.4%
    BlackRock Provident
      Institutional Fund -- Temp
      Cash Fund -- Institutional
      Series........................  744,320       744,320
    BlackRock Provident
      Institutional Fund -- Temp
      Fund -- Institutional
      Series........................  744,321       744,321
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $1,488,641).......................     1,488,641
                                                -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $25,676,392)+........................   $27,466,065
                                                ===========

------------------------
*  Non-income producing security.
+ The cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $1,789,673. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,816,326, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $26,653.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                      Large Cap      Large Cap        Mid Cap        Mid Cap
                                                    Multi-Manager   Quantitative   Multi-Manager   Quantitative
                                                       Series          Series         Series          Series
                                                    -------------   ------------   -------------   ------------
ASSETS:
Investment in securities, at value*...............   $38,957,445    $20,715,108     $21,901,511     $8,922,167
Receivable for contributions......................       394,969             --         145,857             --
Dividends and interest receivable.................        42,323         26,707          19,300          5,595
                                                     -----------    -----------     -----------     ----------
Total assets......................................    39,394,737     20,741,815      22,066,668      8,927,762
                                                     -----------    -----------     -----------     ----------
LIABILITIES:
Payable for withdrawals...........................     1,258,451             --         618,402             --
Payable for investments purchased.................     1,167,609             --         294,287             --
Accrued advisory fee..............................        22,520         10,602          14,226          4,696
Other accrued expenses............................        14,812          2,159           7,918          8,905
                                                     -----------    -----------     -----------     ----------
Total liabilities.................................     2,463,392         12,761         934,833         13,601
                                                     -----------    -----------     -----------     ----------
NET ASSETS........................................   $36,931,345    $20,729,054     $21,131,835     $8,914,161
                                                     ===========    ===========     ===========     ==========
------------------------
*  Investments at cost............................   $36,301,010    $19,051,324     $20,052,235     $8,001,096

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                       Small Cap      Small Cap     International
                                                     Multi-Manager   Quantitative   Multi-Manager   Real Estate
                                                        Series          Series         Series         Series
                                                     -------------   ------------   -------------   -----------
ASSETS:
Investment in securities, at value*................   $30,583,759    $12,375,790    $171,343,771    $27,466,065
Cash***............................................            --             --         640,661             --
Foreign currency, at value**.......................            --             --       5,963,888             --
Receivable for contributions.......................       197,109             --         498,689        112,202
Receivable for investments sold....................       750,374          1,409         103,731             --
Variation margin receivable on future contracts....            --             --           2,258             --
Dividends and interest receivable..................        20,823         18,168         193,080        144,450
                                                      -----------    -----------    ------------    -----------
Total assets.......................................    31,552,065     12,395,367     178,746,078     27,722,717
                                                      -----------    -----------    ------------    -----------
LIABILITIES:
Payable for withdrawals............................     2,615,089             --          41,508        530,287
Payable for investments purchased..................       996,363          9,278       4,505,090        499,622
Net unrealized depreciation on forward foreign
  currency exchange contracts......................            --             --          45,973             --
Accrued advisory fee...............................        19,548          6,515          89,969         17,803
Other accrued expenses.............................        16,082          7,472          41,658          8,199
                                                      -----------    -----------    ------------    -----------
Total liabilities..................................     3,647,082         23,265       4,724,198      1,055,911
                                                      -----------    -----------    ------------    -----------
NET ASSETS.........................................   $27,904,983    $12,372,102    $174,021,880    $26,666,806
                                                      ===========    ===========    ============    ===========
------------------------
*  Investments at cost.............................   $27,629,782    $11,052,996    $143,658,336    $25,676,392
** Foreign currency at cost........................   $        --    $        --    $  5,840,634    $        --

*** $84,305 is restricted for future contracts

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                                       Large Cap      Large Cap        Mid Cap        Mid Cap
                                                     Multi-Manager   Quantitative   Multi-Manager   Quantitative
                                                       Series(1)      Series(1)       Series(1)      Series(1)
                                                     -------------   ------------   -------------   ------------
INVESTMENT INCOME:
  Dividends........................................   $  130,330      $   95,614     $   58,203       $ 32,232
  Interest.........................................        6,988           1,491          4,680            604
                                                      ----------      ----------     ----------       --------
  Total investment income..........................      137,318          97,105         62,883         32,836
                                                      ----------      ----------     ----------       --------
EXPENSES:
  Advisory fees....................................       88,373          35,068         49,492         17,979
  Administration and accounting fees...............        8,649           4,990          5,065          2,491
  Custody fees.....................................       11,344           2,592          8,105          1,917
  Trustees' fees...................................        1,296           1,296          1,296          1,209
  Professional fees................................        5,495           5,495          6,285          5,495
  Other............................................        2,337           7,646          2,563          7,418
                                                      ----------      ----------     ----------       --------
    Total expenses before fee waivers..............      117,494          57,087         72,806         36,509
    Fees waived....................................      (18,452)        (10,645)       (11,345)        (5,290)
                                                      ----------      ----------     ----------       --------
       Total expenses, net.........................       99,042          46,442         61,461         31,219
                                                      ----------      ----------     ----------       --------
  Net investment income............................       38,276          50,663          1,422          1,617
                                                      ----------      ----------     ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments..........     (151,098)         (6,725)      (122,443)         3,258
  Change in unrealized appreciation (depreciation)
    on investments.................................    2,656,435       1,663,784      1,849,276        921,071
                                                      ----------      ----------     ----------       --------
  Net gain on investments..........................    2,505,337       1,657,059      1,726,833        924,329
                                                      ----------      ----------     ----------       --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................   $2,543,613      $1,707,722     $1,728,255       $925,946
                                                      ==========      ==========     ==========       ========

------------------------
(1)For the period July 1, 2003 (commencement of operations) through December 31, 2003.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                                       Small Cap      Small Cap     International
                                                     Multi-Manager   Quantitative   Multi-Manager   Real Estate
                                                       Series(1)      Series(1)        Series        Series(1)
                                                     -------------   ------------   -------------   -----------
INVESTMENT INCOME:
  Dividends........................................   $   69,661      $   32,374     $   936,573    $  469,491
  Interest.........................................        3,932             810          15,738         5,453
  Foreign tax withheld.............................           --              --         (86,138)          (50)
                                                      ----------      ----------     -----------    ----------
  Total investment income..........................       73,593          33,184         866,173       474,894
                                                      ----------      ----------     -----------    ----------
EXPENSES:
  Advisory fees....................................       92,163          24,850         426,713        64,854
  Administration and accounting fees...............        7,576           3,525          61,545         6,912
  Custody fees.....................................       19,664           2,217          66,977        13,364
  Trustees' fees...................................        1,296           1,296           2,247         1,244
  Professional fees................................        4,624           5,495          12,464         6,325
  Other............................................        3,902           8,808          27,857         1,939
                                                      ----------      ----------     -----------    ----------
    Total expenses before fee waivers..............      129,225          46,191         597,803        94,638
    Fees waived....................................      (18,586)         (9,999)             --            --
                                                      ----------      ----------     -----------    ----------
       Total expenses, net.........................     (110,639)         36,192         597,803        94,638
                                                      ----------      ----------     -----------    ----------
  Net investment income (loss).....................      (37,046)         (3,008)        268,370       380,256
                                                      ----------      ----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain on investments and foreign
    currency.......................................       28,862          19,878       7,611,788        60,772
  Net realized gain on futures contracts...........           --              --         233,480            --
  Change in unrealized appreciation (depreciation)
    on investments and foreign currency............    2,953,977       1,322,794      21,869,887     1,789,673
                                                      ----------      ----------     -----------    ----------
  Net gain on investments and foreign currency.....    2,982,839       1,342,672      29,715,155     1,850,445
                                                      ----------      ----------     -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................   $2,945,793      $1,339,664     $29,983,525    $2,230,701
                                                      ==========      ==========     ===========    ==========

------------------------
(1)For the period July 1, 2003 (commencement of operations) through December 31, 2003.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                      Large Cap         Large Cap          Mid Cap           Mid Cap
                                                    Multi-Manager     Quantitative      Multi-Manager     Quantitative
                                                       Series            Series            Series            Series
                                                   ---------------   ---------------   ---------------   ---------------
                                                   For the Period    For the Period    For the Period    For the Period
                                                   July 1, 2003(1)   July 1, 2003(1)   July 1, 2003(1)   July 1, 2003(1)
                                                       through           through           through           through
                                                    December 31,      December 31,      December 31,      December 31,
                                                        2003              2003              2003              2003
                                                   ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..........................    $    38,276       $    50,663       $     1,422       $    1,617
  Net realized gain (loss) on investments........       (151,098)           (6,725)         (122,443)           3,258
  Net change in unrealized appreciation
    (depreciation) on investments................      2,656,435         1,663,784         1,849,276          921,071
                                                     -----------       -----------       -----------       ----------
Net increase in net assets resulting from
  operations.....................................      2,543,613         1,707,722         1,728,255          925,946
                                                     -----------       -----------       -----------       ----------
Transactions in beneficial interest:
  Contributions..................................     37,347,534        19,234,539        20,538,036        8,066,231
  Withdrawals....................................     (2,959,802)         (213,207)       (1,134,456)         (78,016)
                                                     -----------       -----------       -----------       ----------
Net increase (decrease) in net assets from
  transactions in beneficial interest............     34,387,732        19,021,332        19,403,580        7,988,215
                                                     -----------       -----------       -----------       ----------
Total increase (decrease) in net assets..........     36,931,345        20,729,054        21,131,835        8,914,161
NET ASSETS:
  Beginning of period............................             --                --                --               --
                                                     -----------       -----------       -----------       ----------
  End of period..................................    $36,931,345       $20,729,054       $21,131,835       $8,914,161
                                                     ===========       ===========       ===========       ==========

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                          Small Cap         Small Cap
                                        Multi-Manager     Quantitative            International            Real Estate
                                           Series            Series           Multi-Manager Series           Series
                                       ---------------   ---------------   ---------------------------   ---------------
                                       For the Period    For the Period                                  For the Period
                                       July 1, 2003(1)   July 1, 2003(1)    Six Month                    July 1, 2003(1)
                                           through           through       Period Ended    Year Ended        through
                                        December 31,      December 31,     December 31,     June 30,      December 31,
                                           2003(2)           2003(2)         2003(2)          2003           2003(2)
                                       ---------------   ---------------   ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).......    $   (37,046)      $    (3,008)    $   268,370    $  1,070,354   $       380,256
  Net realized gain (loss) on
    investments and foreign
    currency.........................         28,862            19,878       7,611,788      (9,718,655)           60,772
  Net realized gain (loss) on futures
    contracts........................             --                --         233,480        (321,836)               --
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency.........................      2,953,977         1,322,794      21,869,887       6,841,769         1,789,673
                                         -----------       -----------     ------------   ------------   ---------------
Net increase (decrease) in net assets
  resulting from operations..........      2,945,793         1,339,664      29,983,525      (2,128,368)        2,230,701
                                         -----------       -----------     ------------   ------------   ---------------
Transactions in beneficial interest:
  Contributions......................     28,400,190        11,109,699      57,378,692      69,477,383        26,147,262
  Withdrawals........................     (3,441,000)          (77,261)     (8,779,403)    (33,604,959)       (1,711,157)
                                         -----------       -----------     ------------   ------------   ---------------
Net increase in net assets from
  transactions in beneficial
  interest...........................     24,959,190        11,032,438      48,599,289      35,872,424        24,436,105
                                         -----------       -----------     ------------   ------------   ---------------
Total increase in net assets.........     27,904,983        12,372,102      78,582,814      33,744,056        26,666,806
NET ASSETS:
  Beginning of period................             --                --      95,439,066      61,695,010                --
                                         -----------       -----------     ------------   ------------   ---------------
  End of period......................    $27,904,983       $12,372,102     $174,021,880   $ 95,439,066   $    26,666,806
                                         ===========       ===========     ============   ============   ===============

------------------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Large Cap Multi-Manager Series, Large Cap Quantitative Series, Mid Cap Multi-Manager Series, Mid Cap Quantitative Series, Small Cap Multi-Manager Series, Small Cap Quantitative Series, International Multi-Manager Series and Real Estate Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

   Foreign Currency Translations. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchanges, and

   (ii) purchases and sales of equity investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

   Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   Futures Transactions. The International Multi-Manager Series may invest in financial futures contracts for the purposes of hedging its existing portfolio. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield and are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, or securities, are made or received by the Series each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. The risks of entering into futures contracts include, but are not limited to, (i) the possibility that there will be an imperfect price correction between the futures and the underlying securities; (ii) the possibility that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date; and (iii) the possibility that the Series could lose more than the original margin deposit required to initiate a futures transaction.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For each Series, RSMC allocates the Series' assets among subadvisers and oversees their investment activities.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   The table below lists the Series, adviser, subadviser and the respective fee paid by the Series: For its services, RSMC and each subadviser receives a fee as follows:

                                                            Advisory/Sub-Advisory Contractual Fee
                                                 ------------------------------------------------------------
   LARGE CAP MULTI-MANAGER
   --------------------------------------------
   RSMC                                          0.40% of average daily net assets
   Armstrong Shaw Associates Inc. ("ASA")        0.50% of the first $25 million of average daily net assets under ASA's management;
                                                 0.45% of the next $25 million of average daily net assets
                                                 under ASA's management; and
                                                 0.40% of the average daily net assets over $50 million under
                                                 ASA's management
   Montag & Caldwell, Inc. ("M&C")               0.65% of the first $10 million of average daily net assets under M&C's management;
                                                 0.50% of the next $10 million of average daily net assets
                                                 under M&C's management;
                                                 0.35% of the next $50 million of average daily net assets
                                                 under M&C's management; and
                                                 0.25% of the average daily net assets over $70 million under
                                                 M&C's management
   LARGE CAP QUANTITATIVE
   --------------------------------------------
   RSMC                                          0.40% of average daily net assets
   Parametric Portfolio Associates, Inc.         0.25% of the first $20 million of average daily net assets
   ("PPA")                                       under PPA's management
                                                 0.225% of the next $20 million of average daily net assets under PPA's management
                                                 0.20% of average daily net assets over $40 million under
                                                 PPA's management
   MID CAP MULTI-MANAGER
   --------------------------------------------
   RSMC                                          0.40% of average daily net assets
   Bennett Lawrence Management, LLC ("BLM")      0.55% of the first $75 million of average daily net assets under BLM's management; and
                                                 0.40% of the average daily net assets over $75 million under
                                                 BLM's management
   Eubel Brady and Suttman Asset Management,     0.50% of average daily net assets under EBSAM's management.
   Inc. ("EBSAM")

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                            Advisory/Sub-Advisory Contractual Fee
                                                 ------------------------------------------------------------
   Equity Investment Corporation ("EIC")         0.50% of the first $25 million of average daily net assets under EIC's management;
                                                 0.45% of the average daily net assets of the next $25
                                                 million under EIC's management; and
                                                 0.40% of the average daily net assets over $50 million under
                                                 EIC's management
   MID CAP QUANTITATIVE
   --------------------------------------------
   RSMC                                          0.40% of average daily net assets
   PPA                                           0.25% of the first $20 million of average daily net assets under PPA's management
                                                 0.225% of the next $20 million of average daily net assets under PPA's management
                                                 0.20% of average daily net assets over $40 million under
                                                 PPA's management
   SMALL CAP MULTI-MANAGER
   --------------------------------------------
   RSMC                                          0.40% of average daily net assets
   Batterymarch Financial Management, Inc.       0.70% of the first $100 million of average daily net assets
   ("BFM")                                       under BFM's management
                                                 0.60% of the average daily net assets over $100 million
                                                 under BFM management
   Systematic Financial Management, L.P.         0.80% of the first $25 million of average daily net assets
   ("SFM")                                       under SFM's management;
                                                 0.70% of the next $50 million of average daily net assets
                                                 under SFM's management;
                                                 0.55% of the average daily net assets over $75 million under
                                                 SFM's management
   SMALL CAP QUANTITATIVE
   --------------------------------------------
   RSMC                                          0.40% of average daily net assets
   PPA                                           0.25% of the first $20 million of average daily net assets under PPA's management
                                                 0.225% of the next $20 million of average daily net assets under PPA's management
                                                 0.20% of average daily net assets over $40 million under
                                                 PPA's management

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                            Advisory/Sub-Advisory Contractual Fee
                                                 ------------------------------------------------------------
   INTERNATIONAL MULTI-MANAGER
   --------------------------------------------
   RSMC                                          0.15% of average daily net assets
   Goldman Sachs Asset Management, L.P.          0.50% of average daily net assets
   ("GSAM")
   Julius Baer Investment Management Inc.        0.50% of average daily net assets
   ("JBIMI")

   REAL ESTATE
   --------------------------------------------
   RSMC                                          0.35% of average daily net assets
   AEW Management and Advisors L.P. ("AEW")      0.55% of the first $25 million of average daily net assets under AEW's management,
                                                 0.45% of the next $25 million of average daily net assets
                                                 under AEW's management
                                                 0.35% of the average daily net assets over $50 million under
                                                 AEW's management
   Real Estate Management Services Group LLC,    0.55% of the first $25 million of average daily net assets
   ("REMS")                                      under REMS management,
                                                 0.45% of the next $25 million of average daily net assets
                                                 under REMS management,
                                                 0.35% of the average daily net assets over $50 million under
                                                 REMS management

   RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Large Cap Quantitative Series and Large Cap Multi-Manager Series, Mid Cap Quantitative Series and Mid Cap Multi-Manager Series, and Small Cap Quantitative Series and Small Cap Multi-Manager Series would otherwise exceed 1.00%, 1.15% and 1.25%, respectively, flowing through to the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund and Wilmington Small Cap Strategic Allocation Fund. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

   RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of each Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the Large Cap Multi-Manager Series, Large Cap Quantitative Series, Mid Cap Multi-Manager Series, Mid Cap Quantitative Series, Small Cap Multi-Manager Series, Small Cap Quantitative Series and Real Estate Series. PFPC Trust Company serves as custodian to the International Multi-Manager Series.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

4. INVESTMENT SECURITIES. During the six month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                    Large Cap      Large Cap        Mid Cap        Mid Cap
                                                  Multi-Manager   Quantitative   Multi-Manager   Quantitative
                                                     Series          Series         Series          Series
                                                  -------------   ------------   -------------   ------------
    Purchases...................................   $36,526,801    $19,105,636     $20,149,974     $8,133,917
    Sales.......................................     2,468,545        102,717       1,841,929        164,374

                                                  Small Cap      Small Cap     International
                                                Multi-Manager   Quantitative   Multi-Manager   Real Estate
                                                   Series          Series         Series          Series
                                                -------------   ------------   -------------   ------------
    Purchases.................................   $35,594,307    $11,324,561    $113,911,211    $25,137,330
    Sales.....................................     6,277,454        319,878      69,797,610      1,010,350

5. FINANCIAL HIGHLIGHTS

                                                                   For the Period
                                                                   July 1, 2003(1)
                                                                       through
                                                                  December 31, 2003
                                                                     (Unaudited)
                                                                  -----------------
    LARGE CAP MULTI-MANAGER SERIES
    Total Return................................................        8.10%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................        1.07%*
         Excluding expense limitations..........................        1.27%*
      Net investment income.....................................        0.41%*
    Portfolio Turnover Rate.....................................          12%**

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                                   For the Period
                                                                   July 1, 2003(1)
                                                                       through
                                                                  December 31, 2003
                                                                     (Unaudited)
                                                                  -----------------
    LARGE CAP QUANTITATIVE SERIES
    Total Return................................................       11.80%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................        0.87%*
         Excluding expense limitations..........................        1.07%*
      Net investment income.....................................        0.95%*
    Portfolio Turnover Rate.....................................           1%**

                                                                   For the Period
                                                                   July 1, 2003(1)
                                                                       through
                                                                  December 31, 2003
                                                                     (Unaudited)
                                                                  -----------------
    MID CAP MULTI-MANAGER SERIES
    Total Return................................................       11.00%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................        1.14%*
         Excluding expense limitations..........................        1.35%*
      Net investment income.....................................        0.03%*
    Portfolio Turnover Rate.....................................          17%**

                                                                   For the Period
                                                                   July 1, 2003(1)
                                                                       through
                                                                  December 31, 2003
                                                                     (Unaudited)
                                                                  -----------------
    MID CAP QUANTITATIVE SERIES
    Total Return................................................       18.00%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................        1.17%*
         Excluding expense limitations..........................        1.37%*
      Net investment income.....................................        0.06%*
    Portfolio Turnover Rate.....................................           3%**

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                                   For the Period
                                                                   July 1, 2003(1)
                                                                       through
                                                                  December 31, 2003
                                                                     (Unaudited)
                                                                  -----------------
    SMALL CAP MULTI-MANAGER SERIES
    Total Return................................................       20.50%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................        1.37%*
         Excluding expense limitations..........................        1.60%*
      Net investment loss.......................................      (0.46)%*
    Portfolio Turnover Rate.....................................          36%**

                                                                   For the Period
                                                                   July 1, 2003(1)
                                                                       through
                                                                  December 31, 2003
                                                                     (Unaudited)
                                                                  -----------------
    SMALL CAP QUANTITATIVE SERIES
    Total Return................................................       18.60%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................        0.96%*
         Excluding expense limitations..........................        1.23%*
      Net investment loss.......................................      (0.08)%*
    Portfolio Turnover Rate.....................................           4%**

                                           For the
                                          Six-Month
                                         Period Ended                                             For the Period
                                         December 31,    For the Fiscal Years Ended June 30,    November 1, 2000(1)
                                             2003       -------------------------------------         through
                                         (Unaudited)      2003       2002             2001         June 30, 2000
                                         ------------   --------   ---------        ---------   -------------------
   INTERNATIONAL MULTI-MANAGER SERIES
   Total Return........................     24.55%**    (8.39)%    (14.27)%         (27.48)%           20.7%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense
          limitations..................      0.91%*       1.11%       1.11%            0.99%           0.95%*
        Excluding expense
          limitations..................      0.91%*       1.11%       1.11%            1.05%           0.95%*
     Net investment income.............      0.41%*       1.53%       0.50%            0.62%           0.92%*
   Portfolio Turnover Rate.............        57%**       148%         91%              86%             57%**

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                                  For the Period
                                                                  July 1, 2003(1)
                                                                      through
                                                                 December 31, 2003
                                                                    (Unaudited)
                                                                 -----------------
   REAL ESTATE SERIES
   Total Return................................................       13.40%**
   Ratios to Average Net Assets:
     Expenses..................................................        1.28%*
     Net investment income.....................................        5.16%*
   Portfolio Turnover Rate.....................................           7%**

------------------------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.

6. COMMITMENTS. At December 31, 2003, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obligate the Series to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                             Net Unrealized
                                              Contract       Value at         Appreciation
  Settlement Date        Currency Sold         Amount    December 31, 2003   (Depreciation)
  ---------------   -----------------------   --------   -----------------   --------------
  February 2004     22,645,000 Czech Koruna   $882,094       $836,121           $(45,973)

7. FINANCIAL FUTURES CONTRACTS. At December 31, 2003, the International Multi-Manager Series had open financial futures contracts as follows:

                                Notional Cost    Expiration   Unrealized
    Contracts to Buy (Sell)      (Proceeds)         Date      Gain (Loss)
  ----------------------------  -------------   ------------  -----------
   (1) CAC 40 Index Futures       $ (44,917)    January 2004    $   485
   (1) Dax Index Futures            (99,875)     March 2004         652
  (10) DJ Euro Stoxx 50            (274,120)     March 2004       5,021
   (5) FTSE 100 Index Futures      (218,844)     March 2004       8,492
   (1) Hang Seng Index Futures      (80,245)    January 2004        737
   (2) SPI 200 Futures             (163,375)     March 2004       1,191
   (3) TOPIX Index Futures         (281,434)     March 2004      12,183

     The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Series' net assets.

8. PROXY POLICIES AND PROCEDURE. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same Board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment            57        Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                            Management
                              Chief           or removal. Trustee,  Wilmington Trust                      Corporation
                              Executive       President and         Company since                         (registered
                              Officer and     Chairman of the       February 1996.                        investment
                              Chairman of     Board since October                                         adviser);
                              the Board       1998.                                                       Wilmington
                                                                                                          Low
                                                                                                          Volatility
                                                                                                          Fund of
                                                                                                          Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,          57        None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 57        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER                 Trustee      Shall serve until     Dean, School of             57        Wilmington
Date of Birth: 12/41                          death, resignation    Business                              Low
                                              or removal. Trustee   Administration of                     Volatility
                                              since October 1999.   Widener University                    Fund of
                                                                    since July 2001.                      Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 57        Wilmington
Date of Birth: 3/43                           death, resignation    financial services                    Low
                                              or removal. Trustee   organizations from                    Volatility
                                              since October 1998.   1997 to present;                      Fund of
                                                                    Interim President,                    Funds; Kalmar
                                                                    LaSalle University                    Pooled
                                                                    from 1998 to 1999;                    Investment
                                                                    President and Chief                   Trust;
                                                                    Executive Officer,                    Independence
                                                                    Philadelphia Stock                    Blue Cross;
                                                                    Exchange from 1981                    Fotoball,
                                                                    to 1997.                              U.S.A.
                                                                                                          (sporting and
                                                                                                          athletics
                                                                                                          goods
                                                                                                          manufacturer);
                                                                                                          DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN, JR.                 Trustee      Shall serve until     Self-employed               57        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust; WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer).

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           57        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         57        None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          57        Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     Low
                                              or removal. Trustee   University School of                  Volatility
                                              since November 2001.  Law since July 1997.                  Fund of
                                                                    Associate Dean for                    Funds; St.
                                                                    Academic Affairs                      Thomas More
                                                                    University of                         Society of
                                                                    Maryland School of                    Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A             N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A             N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A             N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice                N/A             N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A             N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A             N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                               PFPC Trust Company
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Strategic Allocation Funds.

WSAF-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

   STRATEGIC ALLOCATION FUNDS

                  - LARGE CAP STRATEGIC ALLOCATION
                  - MID CAP STRATEGIC ALLOCATION
                  - SMALL CAP STRATEGIC ALLOCATION
                  - INTERNATIONAL MULTI-MANAGER
                  - REAL ESTATE
                                  SEMI-ANNUAL
                               December 31, 2003

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     The fixed income markets were relatively quiet in the second half of 2003 as the Federal Reserve ("Fed") had stated repeatedly that it was comfortable with the pace of economic growth and inflation and therefore decided to leave interest rates unchanged. As expected, the Federal Open Market Committee ("Committee") voted unanimously on December 9, 2003 to keep the federal funds target at its current 45-year low of 1.0%. The Fed's comment on the economy, however, was clearly more upbeat than the last meeting. While the Fed reiterated that they plan to maintain that accommodation for a "considerable period," the Fed changed its risk assessment on future inflation to a more neutral stance. The Committee noted that "the probability of an unwelcome fall in inflation has diminished in recent months and now appears almost equal to that of a rise in inflation." The Fed characterized economic activity more positively stating "The evidence accumulated over the intermeeting period confirms that output is expanding briskly, and the labor market appears to be improving modestly." All told, the Fed will remain patient and has no incentive to act preemptively as in the past.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance -- monitoring and policing

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

INVESTMENT RESULTS

     For the six-month period ended December 31, 2003, the Wilmington Premier Money Market Portfolio's dividends represented a return of 0.46%. A comparison of the Portfolio's performance versus its benchmarks is presented below:

                                                        For the Six-Month
                                                          Period Ended
                                                        December 31, 2003
                                                        -----------------
WILMINGTON PREMIER MONEY MARKET PORTFOLIO                     0.46%
Lipper Money Market Funds                                     0.18%
Lipper Institutional Money Market Funds                       0.34%

------------------------
Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

     We invite your comments and questions and thank you for your investment in the Wilmington Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian
                                         Robert J. Christian
February 9, 2004                         President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $867,959,579
Receivable from advisor.....................................        34,605
Other assets................................................            34
                                                              ------------
Total assets................................................   867,994,218
                                                              ------------
LIABILITIES:
Dividends payable...........................................       691,201
Accrued expenses............................................        22,145
                                                              ------------
Total liabilities...........................................       713,346
                                                              ------------
NET ASSETS..................................................  $867,280,872
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $867,293,513
Accumulated net realized loss on investments................       (12,641)
                                                              ------------
NET ASSETS..................................................  $867,280,872
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Institutional Shares......................................   867,293,724
                                                              ============
NET ASSET VALUE, offering and redemption price per share:
  Institutional Shares......................................         $1.00
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $4,296,755
  Expenses (net of $185,879 of fee waivers).................    (768,451)
                                                              ----------
    Net investment income from Series.......................   3,528,304
                                                              ----------
EXPENSES:
  Administration and accounting fees........................      27,000
  Transfer agent fees.......................................      11,491
  Reports to shareholders...................................      12,741
  Trustees' fees............................................       6,051
  Registration fees.........................................      32,388
  Professional fees.........................................      19,487
  Other.....................................................      14,401
                                                              ----------
    Total expenses before expense reimbursements............     123,559
    Expenses reimbursed.....................................    (123,559)
                                                              ----------
       Total expenses, net..................................          --
                                                              ----------
  Net investment income.....................................   3,528,304
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $3,528,304
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2003     Year Ended
                                                                 (Unaudited)       June 30, 2003
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations........   $    3,528,304     $     7,891,089
                                                               --------------     ---------------
Distributions to shareholders from net investment income....       (3,528,304)         (7,891,089)
                                                               --------------     ---------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    1,191,254,933       2,704,388,371
  Cost of shares issued on reinvestment of distributions....        3,121,623           7,917,017
  Cost of shares redeemed...................................     (937,320,686)     (2,635,719,152)
                                                               --------------     ---------------
Net increase in net assets from Portfolio share
  transactions..............................................      257,055,870          76,586,236
                                                               --------------     ---------------
Total increase in net assets................................      257,055,870          76,586,236
NET ASSETS:
  Beginning of period.......................................      610,225,002         533,638,766
                                                               --------------     ---------------
  End of period.............................................   $  867,280,872     $   610,225,002
                                                               ==============     ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                                Shares              Shares
                                                               --------------     ---------------
  Shares sold...............................................    1,191,254,933       2,704,388,371
  Shares issued on reinvestment of distributions............        3,121,623           7,917,017
  Shares redeemed...........................................     (937,320,686)     (2,635,719,152)
                                                               --------------     ---------------
  Net increase in shares....................................      257,055,870          76,586,236
  Shares outstanding -- Beginning of period.................      610,237,854         533,651,618
                                                               --------------     ---------------
  Shares outstanding -- End of period.......................      867,293,724         610,237,854
                                                               ==============     ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                     For the Six-Month
                                       Period Ended              For the Fiscal Years Ended June 30,
                                     December 31, 2003   ----------------------------------------------------
 PREMIER MONEY MARKET PORTFOLIO --      (Unaudited)        2003       2002       2001     2000(2)    1999(1)
       INSTITUTIONAL SHARES          -----------------   --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...........................      $   1.00        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                         --------        --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income............            --(3)         0.01       0.02       0.06       0.06       0.05
                                         --------        --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income.......            --(3)        (0.01)     (0.02)     (0.06)     (0.06)     (0.05)
                                         --------        --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD...      $   1.00        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                         ========        ========   ========   ========   ========   ========
TOTAL RETURN.......................         0.46%**         1.37%      2.42%      6.03%      5.80%      5.15%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense
       limitations.................         0.20%*          0.20%      0.20%      0.20%      0.20%      0.20%
    Excluding expense
       limitations.................         0.28%*          0.30%      0.30%      0.28%      0.32%      0.31%
  Net investment income............         0.92%*          1.36%      2.44%      5.88%      5.66%      5.00%
Net assets at end of period (000
  omitted).........................      $867,281        $610,225   $533,639   $632,599   $503,234   $411,701

------------------------
*  Annualized.
** Not annualized.
(1)Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2)Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of WTC, became the investment adviser to the WT Investment Trust
   I -- Premier Money Market Series.
(3)Less than $ 0.01 per share.
(4)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. As of December 31, 2003, the Service Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of December 31, 2003, the Portfolio owned approximately 92% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC provides administrative and accounting services to the Portfolio. For its services, RSMC is paid a monthly fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   As of December 31, 2003, Peter Kiewit Sons', Inc. is the direct or indirect parent company of shareholders owning of record or beneficially 84% of the voting securities of the Portfolio.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during the six-month period ended December 31, 2003 and the fiscal year ended June 30, 2003 of $3,528,304 and $7,891,089, respectively, were characterized as ordinary income for tax purposes.

   As of December 31, 2003, the components of accumulated deficit on a tax basis were as follows:

         Capital loss carryforwards...........................  $12,641
                                                                =======

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolio's capital loss carryforwards will expire as follows:

                            Capital Loss   Expiration
                            Carryforward      Date
                            ------------   ----------
                               $  680      06/30/2004
                                  380      06/30/2005
                                2,894      06/30/2006
                                2,739      06/30/2007
                                4,844      06/30/2008
                                1,104      06/30/2011

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal         Value
                                                                Ratings         Amount         (Note 2)
                                                              -----------    ------------    ------------
CERTIFICATES OF DEPOSIT -- 37.5%
 FOREIGN BANKS, FOREIGN CENTERS -- 13.1%
    ABN-AMRO Bank, 1.15%, 04/30/04..........................   P-1, A-1+     $ 30,000,000    $ 30,000,493
    Barclay's Bank PLC, 1.12%, 03/17/04.....................   P-1, A-1+       30,000,000      30,001,212
    Credit Agricole Indosuez, 1.10%, 01/21/04...............   P-1, A-1+       30,000,000      30,000,000
    Westdeutche Landesbank, 1.11%, 01/21/04.................   P-1, A-1+       30,000,000      30,000,000
                                                                                             ------------
                                                                                              120,001,705
                                                                                             ------------
 FOREIGN BANKS, U.S. BRANCHES -- 20.7%
    Abbey National Treasury, 1.30%, 05/07/04................   P-1, A-1+       30,000,000      30,000,000
    Credit Suisse First Boston, 1.08%, 01/20/04.............   P-1, A-1        40,000,000      40,000,100
    Landesbank Hessen-Thuringen, 1.10%, 04/08/04............   P-1, A-1+       35,000,000      35,000,000
    Lloyds Bank Plc, 1.09%, 04/02/04........................   P-1, A-1+       20,000,000      19,999,360
    Rabobank Nederland, 1.13%, 04/29/04.....................   P-1, A-1+       35,000,000      35,003,269
    Toronto Dominion, 1.08%, 02/09/04.......................   P-1, A-1+       30,000,000      30,000,000
                                                                                             ------------
                                                                                              190,002,729
                                                                                             ------------
 U.S. BANKS, U.S. BRANCHES -- 3.7%
    Citibank, 1.09%, 01/02/04...............................   P-1, A-1+       34,000,000      34,000,000
                                                                                             ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $344,004,434).....................................     344,004,434
                                                                                             ------------
COMMERCIAL PAPER -- 21.2%
 AUTOMOBILES -- 1.6%
    Volkswagen of America, Inc., 1.09%, 01/13/04............   P-1, A-1        15,000,000      14,995,004
                                                                                             ------------
 BANKS -- 3.7%
    Bank of America Corp., 1.13%, 05/06/04..................   P-1, A-1+       35,000,000      34,862,674
                                                                                             ------------
 FINANCIAL SERVICES -- 6.6%
    CIT Group, Inc., 1.11%, 02/06/04........................   P-1, A-1        30,000,000      29,967,625
    Morgan Stanley, 1.08%, 01/22/04.........................   P-1, A-1+       30,000,000      29,982,000
                                                                                             ------------
                                                                                               59,949,625
                                                                                             ------------
 LEASING -- 3.3%
    Vehicle Services Corp. of America, 1.15%, 04/08/04......   P-1, A-1+       30,000,000      29,907,042
                                                                                             ------------
 MUNICIPALS -- 2.7%
    Harris County TX, 1.10%, 01/16/04.......................   P-1, A-1+       25,000,000      25,000,000
                                                                                             ------------
 UTILITIES -- 3.3%
    Centrica PLC, 1.10%, 02/26/04...........................   P-1, A-1        15,000,000      14,974,791
    Centrica PLC, 1.10%, 04/05/04...........................   P-1, A-1        15,000,000      14,956,917
                                                                                             ------------
                                                                                               29,931,708
                                                                                             ------------
   TOTAL COMMERCIAL PAPER (COST $194,646,053)............................................     194,646,053
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal         Value
                                                                Ratings         Amount         (Note 2)
                                                              -----------    ------------    ------------
CORPORATE NOTES -- 4.5%
 FINANCIAL -- 4.5%
    General Electric Capital Corp., 5.38%, 04/23/04.........   Aaa, AAA      $ 29,795,000    $ 30,161,954
    Heller Financial, Inc., 6.00%, 03/19/04.................   Aaa, AAA         7,039,000       7,111,333
    Morgan Stanley Dean Witter & Co., 5.63%, 01/20/04.......    AA3, A1         4,300,000       4,309,437
                                                                                             ------------
   TOTAL CORPORATE NOTES (COST $41,582,724)..............................................      41,582,724
                                                                                             ------------
U.S. AGENCY OBLIGATIONS -- 21.1%
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 4.7%
    Federal Home Loan Banks Discount Notes, 1.14%, 05/05/04..............      43,732,000      43,560,279
                                                                                             ------------
 FEDERAL HOME LOAN BANKS NOTES -- 2.7%
    Federal Home Loan Banks Notes, 1.23%, 07/06/04.......................      25,000,000      25,000,000
                                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 2.6%
    Federal Home Loan Mortgage Corporation Discount Notes, 1.11%,
     04/01/04............................................................      23,739,000      23,673,125
                                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 1.9%
    Federal Home Loan Mortgage Corporation Notes, 5.00%, 01/15/04........      17,000,000      17,023,359
                                                                                             ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 9.2%
    Federal National Mortgage Association Discount Notes, 1.08%,
     02/11/04............................................................      35,000,000      34,958,000
    Federal National Mortgage Association Discount Notes, 1.12%,
     04/21/04............................................................      50,000,000      49,828,888
                                                                                             ------------
                                                                                               84,786,888
                                                                                             ------------
    TOTAL U.S. AGENCY OBLIGATIONS (COST $194,043,651)....................................     194,043,651
                                                                                             ------------
REPURCHASE AGREEMENTS -- 15.7%
    With Bankamerica Corp.: at 1.00%, dated 12/31/03, to be repurchased at $72,401,922 on 01/02/04, collateralized by $74,221,613 of Federal
     National Mortgage Association Securities with various coupons and
     maturities to 12/01/23..............................................      72,397,900      72,397,900
    With Paine Webber: at 1.00%, dated 12/31/03, to be repurchased at
     $72,004,000 on 01/02/04, collateralized by $74,160,609 of Federal
     National Mortgage Association Securities with various coupons and
     maturities to 12/01/33..............................................      72,000,000      72,000,000
                                                                                             ------------
TOTAL REPURCHASE AGREEMENTS (Cost $144,397,900)..........................................     144,397,900
                                                                                             ------------
TOTAL INVESTMENTS (Cost $918,674,762)(+) -- 100.0%.......................................    $918,674,762
                                                                                             ============

------------------------
(+)Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investment in securities, at value*.........................  $918,674,762
Receivable for investments sold.............................    27,804,292
Cash........................................................            77
Interest receivable.........................................     1,867,002
                                                              ------------
Total assets................................................   948,346,133
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................       124,847
Other accrued expenses......................................        39,591
                                                              ------------
Total liabilities...........................................       164,438
                                                              ------------
NET ASSETS..................................................  $948,181,695
                                                              ============
------------------------
*  Investments at cost......................................  $918,674,762

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

INVESTMENT INCOME:
  Interest..................................................  $4,808,763
                                                              ----------
EXPENSES:
  Advisory fees.............................................     860,352
  Administration and accounting fees........................     134,246
  Custody fees..............................................      31,148
  Trustees' fees............................................       2,119
  Professional fees.........................................      36,293
  Other.....................................................       3,873
                                                              ----------
    Total expenses before fee waivers.......................   1,068,031
    Fees waived.............................................    (207,977)
                                                              ----------
       Total expenses, net..................................     860,054
                                                              ----------
  Net investment income.....................................   3,948,709
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $3,948,709
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended           For the
                                                              December 31, 2003   Fiscal Year Ended
                                                                 (Unaudited)        June 30, 2003
                                                              -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations........   $     3,948,709     $     8,843,490
                                                               ---------------     ---------------
Transactions in beneficial interest:
  Contributions.............................................     1,426,844,948       3,340,920,691
  Withdrawals...............................................    (1,174,931,799)     (3,191,989,153)
                                                               ---------------     ---------------
Net increase in net assets from transactions in beneficial
  interest..................................................       251,913,149         148,931,538
                                                               ---------------     ---------------
Total increase in net assets................................       255,861,858         157,775,028
NET ASSETS:
  Beginning of period.......................................       692,319,837         534,544,809
                                                               ---------------     ---------------
  End of period.............................................   $   948,181,695     $   692,319,837
                                                               ===============     ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   RSMC provides administrative and accounting services to the Series. For its administrative services, RSMC is paid a fee of $37,500 per year, plus .01125% of the Series' average daily net assets over $125 million. For its accounting services, RSMC is paid a fee of $30,000 per year, plus .01125% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                            For the Six-Month
                                              Period Ended       For the Fiscal Years Ended June 30,
                                            December 31, 2003   -------------------------------------
                                               (Unaudited)      2003    2002    2001    2000    1999
                                            -----------------   -----   -----   -----   -----   -----
  Total Return............................        0.46%**       1.37%   2.42%   6.03%   5.80%     N/A
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations......        0.20%*        0.20%   0.20%   0.20%   0.20%    0.16%
       Excluding expense limitations......        0.25%*        0.25%   0.26%   0.26%   0.26%    0.27%
  Net investment income...................        0.92%*        1.34%   2.44%   5.86%   5.66%    5.04%

------------------------
*    Annualized.
**   Not annualized.
N/A  Not available.

5. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
   Name, Address and Age       Fund Complex       Time Served            Five Years         Trustee        Trustee
   ---------------------      --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Fund of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       Wilmington
Date of Birth: 12/41                          death, resignation    Business                            Low
                                              or removal. Trustee   Administration of                   Volatility
                                              since October 1999.   Widener University                  Fund of
                                                                    since July 2001.                    Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Wilmington
Date of Birth: 3/43                           death, resignation    financial services                  Low
                                              or removal. Trustee   organizations from                  Volatility
                                              since October 1998.   1997 to present;                    Fund of
                                                                    Interim President,                  Funds; Kalmar
                                                                    LaSalle University                  Pooled
                                                                    from 1998 to 1999;                  Investment
                                                                    President and Chief                 Trust;
                                                                    Executive Officer,                  Independence
                                                                    Philadelphia Stock                  Blue Cross;
                                                                    Exchange from 1981                  Fotoball,
                                                                    to 1997.                            U.S.A.
                                                                                                        (sporting and
                                                                                                        athletics
                                                                                                        goods
                                                                                                        manufacturer);
                                                                                                        DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   Low
                                              or removal. Trustee   University School of                Volatility
                                              since November 2001.  Law since July 1997.                Fund of
                                                                    Associate Dean for                  Funds; St.
                                                                    Academic Affairs                    Thomas More
                                                                    University of                       Society of
                                                                    Maryland School of                  Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      (This page intentionally left blank)

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Premier Money Market Portfolio.

WPRE-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

PREMIER PORTFOLIO

                  - PREMIER MONEY MARKET
                                  SEMI-ANNUAL
                               December 31, 2003

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     The fixed income markets were relatively quiet in the second half of 2003 as the Federal Reserve ("Fed") had stated repeatedly that it was comfortable with the pace of economic growth and inflation and therefore decided to leave interest rates unchanged. As expected, the Federal Open Market Committee ("Committee") voted unanimously on December 9, 2003 to keep the federal funds target at its current 45-year low of 1.0%. The Fed's comment on the economy, however, was clearly more upbeat than the last meeting. While the Fed reiterated that they plan to maintain that accommodation for a "considerable period," the Fed changed its risk assessment on future inflation to a more neutral stance. The Committee noted that "the probability of an unwelcome fall in inflation has diminished in recent months and now appears almost equal to that of a rise in inflation." The Fed characterized economic activity more positively stating "The evidence accumulated over the intermeeting period confirms that output is expanding briskly, and the labor market appears to be improving modestly." All told, the Fed will remain patient and has no incentive to act preemptively as in the past.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance -- monitoring and policing

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Balentine or Wilmington Trust clients, who transact business with us through their internal operations. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

INVESTMENT RESULTS

     For the six-month period ended December 31, 2003, the Balentine Premier Money Market Portfolio's dividends represented a return of 0.10%. A comparison of the Portfolio's performance versus its benchmarks is presented below:

                                                         For the Six-Month
                                                           Period Ended
                                                         December 31, 2003
                                                         -----------------
BALENTINE PREMIER MONEY MARKET PORTFOLIO                       0.10%
Lipper Money Market Funds                                      0.18%
Lipper Institutional Money Market Funds                        0.34%

------------------------
Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

     We invite your comments and questions and thank you for your investment in the Balentine Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
February 9, 2004                         President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $80,222,116
Receivable due from adviser.................................       19,123
                                                              -----------
Total assets................................................   80,241,239
                                                              -----------
LIABILITIES:
Dividends payable...........................................       15,395
Accrued expenses............................................       75,227
                                                              -----------
Total liabilities...........................................       90,622
                                                              -----------
NET ASSETS..................................................  $80,150,617
                                                              ===========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $80,150,617
                                                              -----------
NET ASSETS..................................................  $80,150,617
                                                              ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Service Shares............................................   80,150,617
                                                              ===========
NET ASSET VALUE, offering and redemption price per share:
  Service Shares............................................        $1.00
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $512,008
  Expenses (net of $22,097 of fee waivers)..................   (91,604)
                                                              --------
    Net investment income from Series.......................   420,404
                                                              --------
EXPENSES:
  Administration and accounting fees........................    27,000
  Transfer agent fees.......................................     6,815
  Reports to shareholders...................................    10,590
  Trustees' fees............................................     6,052
  Distribution fees.........................................   274,651
  Shareholder service fees..................................    59,508
  Registration fees.........................................    11,542
  Professional fees.........................................     8,165
  Other.....................................................     2,856
                                                              --------
    Total expenses before expense reimbursements............   407,179
    Expenses reimbursed.....................................   (73,075)
                                                              --------
       Total expenses, net..................................   334,104
                                                              --------
  Net investment income.....................................    86,300
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 86,300
                                                              ========

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month      For the Period
                                                                 Period Ended      November 4, 2002(1)
                                                              December 31, 2003          through
                                                                 (Unaudited)          June 30, 2003
                                                              ------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations........    $      86,300         $     375,599
                                                                -------------         -------------
Distributions to shareholders from net investment income....          (86,300)             (375,599)
                                                                -------------         -------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................      235,446,618           636,167,347
  Cost of shares issued on reinvestment of distributions....           93,740               352,896
  Cost of shares redeemed...................................     (236,907,986)         (555,001,998)
                                                                -------------         -------------
Net increase (decrease) in net assets from Portfolio share
  transactions..............................................       (1,367,628)           81,518,245
                                                                -------------         -------------
Total increase (decrease) in net assets.....................       (1,367,628)           81,518,245
NET ASSETS:
  Beginning of period.......................................       81,518,245                     0
                                                                -------------         -------------
  End of period.............................................    $  80,150,617         $  81,518,245
                                                                =============         =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold...............................................      235,446,618           636,167,347
  Shares issued on reinvestment of distributions............           93,740               352,896
  Shares redeemed...........................................     (236,907,986)         (555,001,998)
                                                                -------------         -------------
  Net increase (decrease) in shares.........................       (1,367,628)           81,518,245
  Shares outstanding -- Beginning of period.................       81,518,245                     0
                                                                -------------         -------------
  Shares outstanding -- End of period.......................       80,150,617            81,518,245
                                                                =============         =============

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              For the Six-Month     For the Period
                                                                Period Ended      November 4, 2002(2)
                                                              December 31, 2003         through
                                                                 (Unaudited)         June 30, 2003
PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES              -----------------   -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................       $  1.00              $  1.00
                                                                   -------              -------
INVESTMENT OPERATIONS:(3)
  Net investment income.....................................            --                   --
                                                                   -------              -------
DISTRIBUTIONS:(3)
  From net investment income................................            --                   --
                                                                   -------              -------
NET ASSET VALUE -- END OF PERIOD............................       $  1.00              $  1.00
                                                                   =======              =======
TOTAL RETURN................................................         0.10%**              0.31%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations...........................         0.93%*               0.93%*
    Excluding expense limitations...........................         1.14%*               1.14%*
  Net investment income.....................................         0.19%*               0.48%*
Net assets at end of period (000 omitted)...................       $80,151              $81,518

------------------------
*  Annualized.
** Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.
(2)  Commencement of operations.
(3)  Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Balentine Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers Service Shares to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. The Service Shares commenced operations November 4, 2002.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of December 31, 2003, the Portfolio owned approximately 8% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of its Service Shares. Under the distribution plan, the Portfolio will pay distribution fees to Professional Funds Distributor, LLC at a maximum annual rate of 0.60% of average daily net assets of the Service Shares.

   The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.13% of average daily net assets of the Service Shares to compensate service providers who maintain a service relationship.

   RSMC provides administrative and accounting services to the Portfolio. For its services RSMC is paid a monthly fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.93% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during the period November 4, 2002 (commencement of operations) through June 30, 2003 of $375,599 and the six-month period ended December 31, 2003 of $86,300, were characterized as ordinary income for income tax purposes.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal        Value
                                                                Ratings        Amount         (Note 2)
                                                              -----------    -----------    ------------
CERTIFICATES OF DEPOSIT -- 37.5%
 FOREIGN BANKS, FOREIGN CENTERS -- 13.1%
    ABN-AMRO Bank, 1.15%, 04/30/04..........................   P-1, A-1+     $30,000,000    $ 30,000,493
    Barclay's Bank PLC, 1.12%, 03/17/04.....................   P-1, A-1+      30,000,000      30,001,212
    Credit Agricole Indosuez, 1.10%, 01/21/04...............   P-1, A-1+      30,000,000      30,000,000
    Westdeutche Landesbank, 1.11%, 01/21/04.................   P-1, A-1+      30,000,000      30,000,000
                                                                                            ------------
                                                                                             120,001,705
                                                                                            ------------
 FOREIGN BANKS, U.S. BRANCHES -- 20.7%
    Abbey National Treasury, 1.30%, 05/07/04................   P-1, A-1+      30,000,000      30,000,000
    Credit Suisse First Boston, 1.08%, 01/20/04.............    P-1, A-1      40,000,000      40,000,100
    Landesbank Hessen-Thuringen, 1.10%, 04/08/04............   P-1, A-1+      35,000,000      35,000,000
    Lloyds Bank Plc, 1.09%, 04/02/04........................   P-1, A-1+      20,000,000      19,999,360
    Rabobank Nederland, 1.13%, 04/29/04.....................   P-1, A-1+      35,000,000      35,003,269
    Toronto Dominion, 1.08%, 02/09/04.......................    P-1, A-1      30,000,000      30,000,000
                                                                                            ------------
                                                                                             190,002,729
                                                                                            ------------
 U.S. BANKS, U.S. BRANCHES -- 8.1%
    Citibank, 1.09%, 01/02/04...............................   P-1, A-1+      34,000,000      34,000,000
                                                                                            ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $344,004,434)....................................     344,004,434
                                                                                            ------------
COMMERCIAL PAPER -- 21.2%
 AUTOMOBILES -- 1.6%
    Volkswagen of America, Inc., 1.09%, 01/13/04............    P-1, A-1      15,000,000      14,995,004
                                                                                            ------------
 BANKS -- 3.7%
    Bank of America Corp., 1.13%, 05/06/04..................   P-1, A-1+      35,000,000      34,862,674
                                                                                            ------------
 FINANCIAL SERVICES -- 6.6%
    CIT Group, Inc., 1.11%, 02/06/04........................    P-1, A-1      30,000,000      29,967,625
    Morgan Stanley, 1.08%, 01/22/04.........................   P-1, A-1+      30,000,000      29,982,000
                                                                                            ------------
                                                                                              59,949,625
                                                                                            ------------
 LEASING -- 3.3%
    Vehicle Services Corp. of America, 1.15%, 04/08/04......   P-1, A-1+      30,000,000      29,907,042
                                                                                            ------------
 MUNICIPALS -- 2.7%
    Harris County TX, 1.10%, 01/16/04.......................   P-1, A-1+      25,000,000      25,000,000
                                                                                            ------------
 UTILITIES -- 3.3%
    Centrica PLC, 1.10%, 02/26/04...........................    P-1, A-1      15,000,000      14,974,791
    Centrica PLC, 1.10%, 04/05/04...........................    P-1, A-1      15,000,000      14,956,917
                                                                                            ------------
                                                                                              29,931,708
                                                                                            ------------
   TOTAL COMMERCIAL PAPER (COST $194,646,053)...........................................     194,646,053
                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal        Value
                                                                Ratings        Amount         (Note 2)
                                                              -----------    -----------    ------------
CORPORATE NOTES -- 4.5%
 FINANCIAL -- 4.5%
    General Electric Capital Corp., 5.38%, 04/23/04.........    Aaa, AAA     $29,795,000    $ 30,161,954
    Heller Financial, Inc., 6.00%, 03/19/04.................    Aaa, AAA       7,039,000       7,111,333
    Morgan Stanley Dean Witter & Co., 5.63%, 01/20/04.......     AA3, A1       4,300,000       4,309,437
                                                                                            ------------
   TOTAL CORPORATE NOTES (COST $41,582,724).............................................      41,582,724
                                                                                            ------------
U.S. AGENCY OBLIGATIONS -- 21.1%
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 4.7%
    Federal Home Loan Banks Discount Notes, 1.14%, 05/05/04..............     43,732,000      43,560,279
                                                                                            ------------
 FEDERAL HOME LOAN BANKS NOTES -- 2.7%
    Federal Home Loan Banks Notes, 1.23%, 07/06/04.......................     25,000,000      25,000,000
                                                                                            ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 2.6%
    Federal Home Loan Mortgage Corporation Discount Notes, 1.11%,
     04/01/04............................................................     23,739,000      23,673,125
                                                                                            ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 1.9%
    Federal Home Loan Mortgage Corporation Notes, 5.00%, 01/15/04........     17,000,000      17,023,359
                                                                                            ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 9.2%
    Federal National Mortgage Association Discount Notes, 1.08%,
     02/11/04............................................................     35,000,000      34,958,000
    Federal National Mortgage Association Discount Notes, 1.12%,
     04/21/04............................................................     50,000,000      49,828,888
                                                                                            ------------
                                                                                              84,786,888
                                                                                            ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $194,043,651)....................................     194,043,651
                                                                                            ------------
REPURCHASE AGREEMENTS -- 15.7%
    With Bankamerica Corp.: at 1.00%, dated 12/31/03, to be repurchased at $72,401,922 on 01/02/04, collateralized by $74,221,613 of Federal
     National Mortgage Association Securities with various coupons and
     maturities to 12/01/23..............................................     72,397,900      72,397,900
    With Paine Webber: at 1.00%, dated 12/31/03, to be repurchased at
     $72,004,000 on 01/02/04, collateralized by $74,160,609 of Federal
     National Mortgage Association Securities with various coupons and
     maturities to 12/01/33..............................................     72,000,000      72,000,000
                                                                                            ------------
TOTAL REPURCHASE AGREEMENTS (Cost $144,397,900).........................................     144,397,900
                                                                                            ------------
TOTAL INVESTMENTS (Cost $918,674,762)+ -- 100.0%........................................    $918,674,762
                                                                                            ============

------------------------
(+) Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investment in securities, at value*.........................  $918,674,762
Receivable for investments sold.............................    27,804,292
Cash........................................................            77
Interest receivable.........................................     1,867,002
                                                              ------------
Total assets................................................   948,346,133
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................       124,847
Other accrued expenses......................................        39,591
                                                              ------------
Total liabilities...........................................       164,438
                                                              ------------
NET ASSETS..................................................  $948,181,695
                                                              ============
------------------------
*  Investments at cost......................................  $918,674,762

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

INVESTMENT INCOME:
  Interest..................................................  $4,808,763
                                                              ----------
EXPENSES:
  Advisory fees.............................................     860,352
  Administration and accounting fees........................     134,246
  Custody fees..............................................      31,148
  Trustees' fees............................................       2,119
  Professional fees.........................................      36,293
  Other.....................................................       3,873
                                                              ----------
    Total expenses before fee waivers.......................   1,068,031
    Fees waived.............................................    (207,977)
                                                              ----------
       Total expenses, net..................................     860,054
                                                              ----------
  Net investment income.....................................   3,948,709
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $3,948,709
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2003     Year Ended
                                                                 (Unaudited)       June 30, 2003
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations........   $     3,948,709    $     8,843,490
                                                               ---------------    ---------------
Transactions in beneficial interest:
  Contributions.............................................     1,426,844,948      3,340,920,691
  Withdrawals...............................................    (1,174,931,799)    (3,191,989,153)
                                                               ---------------    ---------------
Net increase in net assets from transactions in beneficial
  interest..................................................       251,913,149        148,931,538
                                                               ---------------    ---------------
Total increase in net assets................................       255,861,858        157,775,028
NET ASSETS:
  Beginning of period.......................................       692,319,837        534,544,809
                                                               ---------------    ---------------
  End of period.............................................   $   948,181,695    $   692,319,837
                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   RSMC provides administrative and accounting services to the Series. For its administrative services, RSMC is paid a fee of $37,500 per year, plus .01125% of the Series' average daily net assets over $125 million. For its accounting services, RSMC is paid a fee of $30,000 per year, plus .01125% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                         For the Six-Month
                                           Period Ended       For the Fiscal Years Ended June 30,
                                         December 31, 2003   -------------------------------------
                                            (Unaudited)      2003    2002    2001    2000    1999
                                         -----------------   -----   -----   -----   -----   -----
   Total Return........................        0.46%**       1.37%   2.42%   6.03%   5.80%     N/A
   Ratios to Average Net Assets:
     Expenses:
        Including expense
          limitations..................        0.20%*        0.20%   0.20%   0.20%   0.20%   0.16%
        Excluding expense
          limitations..................        0.25%*        0.25%   0.26%   0.26%   0.26%   0.27%
   Net investment income...............        0.92%*        1.34%   2.44%   5.86%   5.66%   5.04%

------------------------
 *   Annualized.
**   Not annualized.
N/A  Not available.

5. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Fund of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       Wilmington
Date of Birth: 12/41                          death, resignation    Business                            Low
                                              or removal. Trustee   Administration of                   Volatility
                                              since October 1999.   Widener University                  Fund of
                                                                    since July 2001.                    Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Wilmington
Date of Birth: 3/43                           death, resignation    financial services                  Low
                                              or removal. Trustee   organizations from                  Volatility
                                              since October 1998.   1997 to present;                    Fund of
                                                                    Interim President,                  Funds; Kalmar
                                                                    LaSalle University                  Pooled
                                                                    from 1998 to 1999;                  Investment
                                                                    President and Chief                 Trust;
                                                                    Executive Officer,                  Independence
                                                                    Philadelphia Stock                  Blue Cross;
                                                                    Exchange from 1981                  Fotoball,
                                                                    to 1997.                            U.S.A.
                                                                                                        (sporting and
                                                                                                        athletics
                                                                                                        goods
                                                                                                        manufacturer);
                                                                                                        DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   Low
                                              or removal. Trustee   University School of                Volatility
                                              since November 2001.  Law since July 1997.                Fund of
                                                                    Associate Dean for                  Funds; St.
                                                                    Academic Affairs                    Thomas More
                                                                    University of                       Society of
                                                                    Maryland School of                  Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Balentine Premier Money Market Portfolio.

BPRE-SEMI-12/03

[BALENTINE & COMPANY LOGO]

BALENTINE PORTFOLIO

                       - PREMIER MONEY MARKET



                       SEMI-ANNUAL
                    December 31, 2003

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     The fixed income markets were relatively quiet in the second half of 2003 as the Federal Reserve ("Fed") had stated repeatedly that it was comfortable with the pace of economic growth and inflation and therefore decided to leave interest rates unchanged. As expected, the Federal Open Market Committee ("Committee") voted unanimously on December 9, 2003 to keep the federal funds target at its current 45-year low of 1.0%. The Fed's comment on the economy, however, was clearly more upbeat than the last meeting. While the Fed reiterated that they plan to maintain that accommodation for a "considerable period," the Fed changed its risk assessment on future inflation to a more neutral stance. The Committee noted that "the probability of an unwelcome fall in inflation has diminished in recent months and now appears almost equal to that of a rise in inflation." The Fed characterized economic activity more positively stating "The evidence accumulated over the intermeeting period confirms that output is expanding briskly, and the labor market appears to be improving modestly." All told, the Fed will remain patient and has no incentive to act preemptively as in the past.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectus. The real issue here is compliance -- monitoring and policing of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE -- continued

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

INVESTMENT RESULTS

     For the six-month period ended December 31, 2003, the Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios' dividends represented a return of 0.20%, 0.18% and 0.10%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                        For the Six-Month
                                                          Period Ended
                                                        December 31, 2003
                                                        -----------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                        0.20%
Lipper Money Market Funds                                      0.18%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                           0.18%
Lipper U.S. Government Money Market Funds                      0.19%
WILMINGTON TAX-EXEMPT PORTFOLIO                                0.10%
Lipper Tax-Exempt Money Market Funds                           0.18%

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Service Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
February 9, 2004                         President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,088,840,084   $1,035,160,489   $450,946,933
Other assets..........................................             109               30              6
                                                        --------------   --------------   ------------
Total assets..........................................   2,088,840,193    1,035,160,519    450,946,939
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................         762,715          290,024        112,323
Accrued expenses......................................         481,774          224,790         99,874
                                                        --------------   --------------   ------------
Total liabilities.....................................       1,244,489          514,814        212,197
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,087,595,704   $1,034,645,705   $450,734,742
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,087,575,570   $1,034,634,836   $450,734,030
Accumulated net realized gain on investments..........          20,134           10,869            712
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,087,595,704   $1,034,645,705   $450,734,742
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   36,852,845   $   34,207,776   $ 68,052,190
  Service Shares......................................   2,050,742,859    1,000,437,929    382,682,552
                                                        --------------   --------------   ------------
                                                        $2,087,595,704   $1,034,645,705   $450,734,742
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.....................................      36,852,637       34,207,699     68,060,427
  Service Shares......................................   2,050,722,933    1,000,427,138    382,680,286
NET ASSET VALUE, offering and redemption price per
  share:
  Investor Shares.....................................           $1.00            $1.00          $1.00
  Service Shares......................................           $1.00            $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income...........................................  $13,344,781    $ 5,453,886   $ 2,344,672
  Expenses..................................................   (5,392,808)    (2,428,574)   (1,214,964)
                                                              -----------    -----------   -----------
  Net investment income from Series.........................    7,951,973      3,025,312     1,129,708
                                                              -----------    -----------   -----------
EXPENSES:
  Transfer agent fees.......................................       21,810         10,494         6,399
  Reports to shareholders...................................       35,886         15,656        10,284
  Trustees' fees............................................        6,054          6,072         6,070
  Distribution fees -- Investor Shares......................        6,694          8,693         6,420
  Shareholder service fees -- Service Shares................    2,920,862      1,170,365       556,991
  Registration fees.........................................       21,252         20,990        19,800
  Professional fees.........................................       59,820         28,808        16,176
  Other.....................................................       48,584         19,755         9,198
                                                              -----------    -----------   -----------
  Total expenses............................................    3,120,962      1,280,833       631,338
                                                              -----------    -----------   -----------
  Net investment income.....................................    4,831,011      1,744,479       498,370
                                                              -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 4,831,011    $ 1,744,479   $   498,370
                                                              ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from
  operations........................................  $     4,831,011   $     1,744,479   $     498,370
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................       (4,831,011)       (1,744,479)       (498,370)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......       84,203,647         1,172,787     196,935,753
  Proceeds from shares sold -- Service Shares.......    1,919,398,738     2,102,776,841     359,130,735
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................           20,748             4,673           2,172
    Service Shares..................................          249,987            22,914           5,756
  Cost of shares redeemed -- Investor Shares........      (76,308,620)       (1,222,096)   (152,267,960)
  Cost of shares redeemed -- Service Shares.........   (2,223,095,784)   (2,031,899,831)   (501,975,907)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (295,531,284)       70,855,288     (98,169,451)
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (295,531,284)       70,855,288     (98,169,451)
NET ASSETS:
  Beginning of period...............................    2,383,126,988       963,790,417     548,904,193
                                                      ---------------   ---------------   -------------
  End of period.....................................  $ 2,087,595,704   $ 1,034,645,705   $ 450,734,742
                                                      ===============   ===============   =============

                                                          Shares            Shares           Shares
                                                      ---------------   ---------------   -------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold -- Investor Shares....................       84,203,647         1,172,787     196,935,753
  Shares sold -- Service Shares.....................    1,919,398,738     2,102,776,841     359,130,735
  Shares issued on reinvestment of distributions --
    Investor Shares.................................           20,748             4,673           2,172
    Service Shares..................................          249,987            22,914           5,756
  Shares redeemed -- Investor Shares................      (76,308,620)       (1,222,096)   (152,267,960)
  Shares redeemed -- Service Shares.................   (2,223,095,784)   (2,031,899,831)   (501,975,907)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (295,531,284)       70,855,288     (98,169,451)
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    21,859,931   $     8,270,378   $   3,082,417
  Net realized gain on investments..................               --               903             394
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       21,859,931         8,271,281       3,082,811
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................      (21,859,931)       (8,270,378)     (3,082,417)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      269,911,860        14,305,137     330,578,303
  Proceeds from shares sold -- Service Shares.......    5,156,752,822     2,875,104,967     955,432,815
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................           94,803            17,953           9,930
    Service Shares..................................        1,218,093            87,763          29,669
  Cost of shares redeemed -- Investor Shares........     (284,316,715)       (3,588,217)   (336,802,616)
  Cost of shares redeemed -- Service Shares.........   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................      (18,220,727)      (34,699,666)     25,540,380
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............      (18,220,727)      (34,698,763)     25,540,774
NET ASSETS:
  Beginning of year.................................    2,401,347,715       998,489,180     523,363,419
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,383,126,988   $   963,790,417   $ 548,904,193
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      269,911,860        14,305,137     330,578,303
  Shares sold -- Service Shares.....................    5,156,752,822     2,875,104,967     955,432,815
  Shares issued on reinvestment of distributions --
    Investor Shares.................................           94,803            17,953           9,930
    Service Shares..................................        1,218,093            87,763          29,669
  Shares redeemed -- Investor Shares................     (284,316,715)       (3,588,217)   (336,802,616)
  Shares redeemed -- Service Shares.................   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................      (18,220,727)      (34,699,666)     25,540,380
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                     For the
                                                    Six-Month          For the         For the       For the Period
                                                  Period Ended       Fiscal Year     Fiscal Year    April 2, 2001(2)
                                                December 31, 2003       Ended           Ended           through
                                                   (Unaudited)      June 30, 2003   June 30, 2002    June 30, 2001
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES  -----------------   -------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......       $     1.00        $     1.00      $     1.00        $     1.00
                                                   ----------        ----------      ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................               --(3)           0.01            0.02              0.01
                                                   ----------        ----------      ----------        ----------
DISTRIBUTIONS:
  From net investment income................               --(3)           0.01           (0.02)            (0.01)
  From net realized gain....................               --                --              --(3)             --
                                                   ----------        ----------      ----------        ----------
    Total distributions.....................             0.00             (0.01)          (0.02)            (0.01)
                                                   ----------        ----------      ----------        ----------
NET ASSET VALUE -- END OF PERIOD............       $     1.00        $     1.00      $     1.00        $     1.00
                                                   ==========        ==========      ==========        ==========
TOTAL RETURN................................            0.20%**           0.87%           1.95%             1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(1)
  Expenses..................................            0.72%*            0.72%           0.72%             0.72%*
  Net investment income.....................            0.40%*            0.86%           1.91%             3.97%*
Net assets at end of period (000 omitted)...       $2,050,743        $2,354,190      $2,358,034        $2,155,407

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2)Commencement of operations.
(3)Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                   For the
                                                  Six-Month          For the         For the       For the Period
                                                Period Ended       Fiscal Year     Fiscal Year    April 2, 2001(2)
                                              December 31, 2003       Ended           Ended           through
                                                 (Unaudited)      June 30, 2003   June 30, 2002    June 30, 2001
U.S. GOVERNMENT PORTFOLIO -- SERVICE SHARES   -----------------   -------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......     $     1.00        $     1.00      $     1.00        $     1.00
                                                 ----------        ----------      ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................             --(3)           0.01            0.02              0.01
                                                 ----------        ----------      ----------        ----------
DISTRIBUTIONS:
  From net investment income................             --(3)          (0.01)          (0.02)            (0.01)
  From net realized gain....................             --                --              --(3)             --
                                                 ----------        ----------      ----------        ----------
    Total distributions.....................           0.00             (0.01)          (0.02)            (0.01)
                                                 ----------        ----------      ----------        ----------
NET ASSET VALUE -- END OF PERIOD............     $     1.00        $     1.00      $     1.00        $     1.00
                                                 ==========        ==========      ==========        ==========
TOTAL RETURN................................          0.18%**           0.75%           1.79%             0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(1)
  Expenses..................................          0.77%*            0.77%           0.78%             0.78%*
  Net investment income.....................          0.35%*            0.76%           1.78%             3.75%*
Net assets at end of period (000 omitted)...     $1,000,438        $  929,538      $  974,914        $1,120,776

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2)Commencement of operations.
(3)Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                             For the
                                            Six-Month          For the         For the       For the Period
                                          Period Ended       Fiscal Year     Fiscal Year    April 2, 2001(2)
                                        December 31, 2003       Ended           Ended           through
                                           (Unaudited)      June 30, 2003   June 30, 2002    June 30, 2001
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES  -----------------   -------------   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..............................      $   1.00          $   1.00        $   1.00          $   1.00
                                            --------          --------        --------          --------
INVESTMENT OPERATIONS:
  Net investment income...............            --(3)           0.01            0.01              0.01
                                            --------          --------        --------          --------
DISTRIBUTIONS:
  From net investment income..........            --(3)          (0.01)          (0.01)            (0.01)
                                            --------          --------        --------          --------
NET ASSET VALUE -- END OF PERIOD......      $   1.00          $   1.00        $   1.00          $   1.00
                                            ========          ========        ========          ========
TOTAL RETURN..........................         0.10%**           0.52%           1.09%             0.64%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses............................         0.78%*            0.78%           0.78%             0.79%*
  Net investment income...............         0.19%*            0.52%           1.08%             2.38%*
Net assets at end of period (000
  omitted)............................      $382,683          $525,522        $493,767          $409,650

------------------------
*  Annualized.
** Not annualized.
(1)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.
(2)Commencement of operations.
(3)Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2003, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee or administrative and accounting fee directly, but rather indirectly through their investments in the Series. The investment adviser, administrator and accounting agent to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. These fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
For the six-month period ended
  December 31, 2003
Ordinary Income................    $ 4,831,011         $ 1,744,479           $       --
Tax-Exempt Income..............             --                  --           $  498,370
Year ended June 30, 2003
Ordinary Income................    $21,859,931         $ 8,270,378           $      318
Tax-Exempt Income..............             --                  --           $3,082,099

   As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Undistributed ordinary
  income.......................      $20,134             $10,869                $394
Undistributed tax-exempt
  income.......................           --                  --                 318

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal         Value
                                                                Ratings       Amount         (Note 2)
                                                              -----------  ------------   --------------
CERTIFICATES OF DEPOSIT -- 36.9%
 FOREIGN BANKS, FOREIGN CENTERS -- 7.7%
    ABN-AMRO Bank, 1.15%, 04/30/04..........................   P-1, A-1+   $110,000,000   $  110,001,808
    Barclay's Bank PLC, 1.12%, 03/17/04.....................   P-1, A-1+     50,000,000       50,002,019
                                                                                          --------------
                                                                                             160,003,827
                                                                                          --------------
 FOREIGN BANKS, U.S. BRANCHES -- 24.9%
    Abbey National Treasury, 1.30%, 05/07/04................   P-1, A-1+    110,000,000      110,000,000
    Credit Suisse First Boston, 1.08%, 01/20/04.............   P-1, A-1     100,000,000      100,000,250
    Landesbank Hessen-Thuringen, 1.10%, 04/08/04............   P-1, A-1+    100,000,000      100,000,000
    Rabobank Nederland, 1.13%, 04/29/04.....................   P-1, A-1+    100,000,000      100,009,340
    Toronto Dominion, 1.08%, 02/02/04.......................   P-1, A-1      40,000,000       40,000,000
    Toronto Dominion, 1.08%, 02/09/04.......................   P-1, A-1      70,000,000       70,000,000
                                                                                          --------------
                                                                                             520,009,590
                                                                                          --------------
 U.S. BANKS, U.S. BRANCHES -- 4.3%
    Citibank, 1.09%, 01/02/04...............................   P-1, A-1+     90,000,000       90,000,000
                                                                                          --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $770,013,417)...................................      770,013,417
                                                                                          --------------
COMMERCIAL PAPER -- 20.4%
 AUTOMOBILES -- 1.0%
    Volkswagen of America, Inc., 1.09%, 01/13/04............   P-1, A-1      20,000,000       19,993,339
                                                                                          --------------
 BANKS -- 4.8%
    Bank of America Corp., 1.13%, 05/06/04..................   P-1, A-1+    100,000,000       99,607,639
                                                                                          --------------
 FINANCE -- 5.9%
    CIT Group, 1.12%, 02/10/04..............................   P-1, A-1      25,000,000       24,969,667
    Morgan Stanley, 1.08%, 01/22/04.........................   P-1, A-1      70,000,000       69,958,000
    Morgan Stanley, 1.08%, 02/19/04.........................   P-1, A-1      30,000,000       29,956,800
                                                                                          --------------
                                                                                             124,884,467
                                                                                          --------------
 LEASING -- 4.5%
    Vehicle Services Corp. of America, 1.15%, 04/08/04......   P-1, A-1+     95,000,000       94,705,632
                                                                                          --------------
 UTILITIES -- 4.2%
    Centrica PLC, 1.10%, 02/26/04...........................   P-1, A-1      51,991,000       51,903,626
    Centrica PLC, 1.10%, 04/05/04...........................   P-1, A-1      35,000,000       34,899,472
                                                                                          --------------
                                                                                              86,803,098
                                                                                          --------------
   TOTAL COMMERCIAL PAPER (COST $425,994,175)..........................................      425,994,175
                                                                                          --------------
CORPORATE NOTES -- 3.9%
    General Electric Capital Corp., 1.25%, 01/02/04*........   Aaa, AAA      35,000,000       35,025,730
    General Electric Capital Corp., 5.38%, 04/23/04.........   Aaa, AAA      20,775,000       21,026,725
    Heller Financial, Inc., 6.00%, 03/19/04.................   Aaa, AAA      25,000,000       25,256,900
                                                                                          --------------
   TOTAL CORPORATE NOTES (COST $81,309,355)............................................       81,309,355
                                                                                          --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal         Value
                                                                Ratings       Amount         (Note 2)
                                                              -----------  ------------   --------------
U.S. AGENCY OBLIGATIONS -- 22.7%
 FEDERAL HOME LOAN BANKS NOTES -- 5.1%
    Federal Home Loan Banks Notes, 1.23%, 07/06/04..........               $105,000,000   $  105,000,000
                                                                                          --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 2.1%
    Federal Home Loan Mortgage Corporation Discount Notes,
      1.11%, 04/02/04.......................................                 44,900,000       44,774,018
                                                                                          --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 1.4%
    Federal Home Loan Mortgage Corporation Notes, 5.00%,
      01/15/04..............................................                 30,000,000       30,041,222
                                                                                          --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 12.9%
    Federal National Mortgage Association Discount Notes,
      1.08%, 02/11/04.......................................                100,000,000       99,880,000
    Federal National Mortgage Association Discount Notes,
      1.10%, 04/01/04.......................................                 50,000,000       49,862,500
    Federal National Mortgage Association Discount Notes,
      1.12%, 04/14/04.......................................                118,459,000      118,079,405
                                                                                          --------------
                                                                                             267,821,905
                                                                                          --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 1.2%
    Federal National Mortgage Association Notes, 3.00%,
      06/15/04..............................................                 25,213,000       25,414,647
                                                                                          --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $473,051,792)...................................      473,051,792
                                                                                          --------------
REPURCHASE AGREEMENTS -- 16.1%
    With Bank of America: at 1.00%, dated 12/31/03, to be repurchased at
     $167,681,315 on 01/02/04, collateralized by $167,672,000 of Federal
     National Mortgage Association Securities with various coupons and maturities to 01/01/34 and Federal Home Loan Mortgage Corporation
     Securities with various coupons and maturities to 01/01/33..........   167,672,000      167,672,000
    With UBS Warburg, Inc: at 1.00%, dated 12/31/03, to be repurchased at
     $168,009,333 on 01/02/04, collateralized by $173,042,162 of Federal
     National Mortgage Association Securities with various coupons and maturities to 12/01/33 and Federal Home Loan Mortgage Corporation
     Securities with various coupons and maturities to 11/01/32..........   168,000,000      168,000,000
                                                                                          --------------
TOTAL REPURCHASE AGREEMENTS (Cost $335,672,000)..........................                    335,672,000
                                                                                          --------------
TOTAL INVESTMENTS (Cost $2,086,040,739)+ -- 100.0%.......................                 $2,086,040,739
                                                                                          ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost of federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
U.S. AGENCY OBLIGATIONS -- 66.9%
 FEDERAL FARM CREDIT BANKS NOTES -- 4.8%
    Federal Farm Credit Banks Notes, 1.08%, 01/07/04*.......  $ 50,000,000   $   49,975,477
                                                                             --------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 10.6%
    Federal Home Loan Banks Discount Notes, 1.05%,
     01/07/04...............................................    50,000,000       49,992,708
    Federal Home Loan Banks Discount Notes, 1.06%,
     01/30/04...............................................    24,083,000       24,063,145
    Federal Home Loan Banks Discount Notes, 1.12%,
     04/12/04...............................................    35,546,000       35,434,307
                                                                             --------------
                                                                                109,490,160
                                                                             --------------
 FEDERAL HOME LOAN BANKS NOTES -- 10.8%
    Federal Home Loan Banks Notes, 1.05%, 01/06/04*.........    50,000,000       49,999,793
    Federal Home Loan Banks Notes, 1.05%, 01/12/04*.........    15,000,000       14,995,876
    Federal Home Loan Banks Notes, 1.08%, 01/20/04*.........    10,000,000        9,997,290
    Federal Home Loan Banks Notes, 5.25%, 02/13/04..........    12,445,000       12,502,960
    Federal Home Loan Banks Notes, 1.09%, 03/15/04*.........    14,000,000       13,995,725
    Federal Home Loan Banks Notes, 1.54%, 12/27/04..........    10,000,000       10,000,000
                                                                             --------------
                                                                                111,491,644
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 6.9%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.07%, 01/15/04........................................    21,600,000       21,591,654
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.07%, 02/19/04........................................    50,000,000       49,928,666
                                                                             --------------
                                                                                 71,520,320
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 8.7%
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     01/15/04...............................................     3,850,000        3,852,789
    Federal Home Loan Mortgage Corporation Notes, 5.00%,
     01/15/04...............................................    32,415,000       32,459,087
    Federal Home Loan Mortgage Corporation Notes, 5.25%,
     02/15/04...............................................     8,300,000        8,339,464
    Federal Home Loan Mortgage Corporation Notes, 5.00%,
     05/15/04...............................................    16,484,000       16,716,414
    Federal Home Loan Mortgage Corporation Notes, 3.13%,
     05/20/04...............................................    17,900,000       18,036,057
    Federal Home Loan Mortgage Corporation Notes, 1.45%,
     11/16/04...............................................    10,000,000       10,000,000
                                                                             --------------
                                                                                 89,403,811
                                                                             --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 20.6%
    Federal National Mortgage Association Discount Notes,
     1.08%, 02/11/04........................................    35,000,000       34,958,000
    Federal National Mortgage Association Discount Notes,
     1.08%, 02/18/04........................................    54,836,000       54,758,681
    Federal National Mortgage Association Discount Notes,
     1.08%, 02/19/04........................................    25,000,000       24,964,000
    Federal National Mortgage Association Discount Notes,
     1.09%, 02/19/04........................................    25,000,000       24,963,667
    Federal National Mortgage Association Discount Notes,
     1.13%, 04/07/04........................................    59,301,000       59,122,306
    Federal National Mortgage Association Discount Notes,
     1.13%, 04/30/04........................................    14,000,000       13,947,938
                                                                             --------------
                                                                                212,714,592
                                                                             --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 4.5%
    Federal National Mortgage Association Notes, 5.13%,
     02/13/04...............................................  $  6,790,000   $    6,821,127
    Federal National Mortgage Association Notes, 4.75%,
     03/15/04...............................................     9,629,000        9,697,441
    Federal National Mortgage Association Notes, 3.63%,
     04/15/04...............................................    10,000,000       10,070,536
    Federal National Mortgage Association Notes, 1.20%,
     08/17/04...............................................     5,000,000        5,000,000
    Federal National Mortgage Association Notes, 1.50%,
     09/24/04...............................................    10,000,000       10,000,000
    Federal National Mortgage Association Notes, 1.50%,
     09/27/04...............................................     5,000,000        5,000,000
                                                                             --------------
                                                                                 46,589,104
                                                                             --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $691,185,108)........                    691,185,108
                                                                             --------------
REPURCHASE AGREEMENTS -- 33.1%
    With Bank of America: at 1.00%, dated 12/31/03, to be
     repurchased at $171,401,422 on 01/02/04, collateralized
     by $171,391,900 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 11/01/33 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and
     maturities to 12/01/33.................................   171,391,900      171,391,900
    With UBS Warburg, Inc: at 1.00%, dated 12/31/03, to be
     repurchased at $171,009,500 on 01/02/04, collateralized
     by $176,131,459 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 12/01/33 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and
     maturities to 12/01/32.................................   171,000,000      171,000,000
                                                                             --------------
TOTAL REPURCHASE AGREEMENTS (Cost $342,391,900).............                    342,391,900
                                                                             --------------
TOTAL INVESTMENTS (Cost $1,033,577,008)+ -- 100.0%..........                 $1,033,577,008
                                                                             ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+  Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal       Value
                                                               Ratings(1)      Amount        (Note 2)
                                                              ------------   -----------   ------------
MUNICIPAL BONDS -- 100.0%
 ALASKA -- 0.2%
    Valdez, AK Marine Terminal Rev. Bonds (Exxon Pipeline
      Co. Proj.), Ser. 1985, 1.22%, 01/02/04................   P-1, A-1+     $   900,000   $    900,000
                                                                                           ------------
 ARIZONA -- 1.1%
    Phoenix, AZ Civic Imp. Corp. Wastewater Sys. Rev. Bond
      Ant. Notes, 1.00%, 02/19/04...........................   P-1, A-1+       5,000,000      5,000,000
                                                                                           ------------
 CONNECTICUT -- 1.0%
    Connecticut State Health And Educ. Fac. Auth. Yale
      Univ., Ser. X-3, 1.23%, 01/02/04......................  VMIG-1, A-1+     4,600,000      4,600,000
                                                                                           ------------
 FLORIDA -- 8.9%
    City of Jacksonville Fl. Rev. Bonds (Florida Power &
      Light Co. Proj.) Ser. 1992, 1.15%, 01/07/04...........    P-1, A-1       6,150,000      6,150,000
    Florida Muni Power Agency Initial Pooled Loan Proj
      (Commercial Paper Notes), Ser. A, 1.10%, 01/13/04.....    P-1, A-1      12,465,000     12,465,000
    Jacksonville, FL Electric Auth. Electric Sys.
      Subordinated Rev. Bonds, Ser. 2000B, 1.25%,
      01/01/04..............................................   P-1, A-1+         300,000        300,000
    Jacksonville, FL Electric Auth. Variable Rate Electric
      Sys Subordinated Rev. Bonds, Ser. 2000F, 1.25%,
      01/02/04..............................................  VMIG-1, A-1+     1,000,000      1,000,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), Ser. 1985, 1.05%,
      02/12/04..............................................  VMIG-1, A-1+     8,000,000      8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.15%, 01/07/04........   N/R, A-1+       4,235,000      4,235,000
    Orlando, FL Utilities Commission Water And Electric Rev
      Bond Ant. Notes, Ser. 1999A, .95%, 01/21/04...........    P-1, N/R       7,700,000      7,700,000
                                                                                           ------------
                                                                                             39,850,000
                                                                                           ------------
 GEORGIA -- 8.4%
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Ogelthorpe Power Corp. Vogtle Proj.), Ser. 1998A,
      1.10%, 01/14/04.......................................  VMIG-1, A-1+     4,200,000      4,200,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Oglethorpe Power Corp. Vogtle Proj.), Ser. 1998A,
      1.00%, 02/13/04.......................................  VMIG-1, A-1+     2,000,000      2,000,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank, Ser
      1998B, 1.20%, 01/07/04................................    Aa1, N/R       3,735,000      3,735,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.20%,
      01/07/04..............................................    Aa2, N/R       1,600,000      1,600,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.20%,
      01/07/04..............................................  VMIG-1, N/R      4,600,000      4,600,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.20%, 01/07/04.................................    Aa2, N/R       1,100,000      1,100,000
    Debalk County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.20%, 01/07/04.......................................  VMIG-1, N/R      2,200,000      2,200,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,,
      1.31%, 01/01/04.......................................  VMIG-1, A-1      1,400,000      1,400,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.20%,
      01/07/04..............................................    Aa2, N/R       3,500,000      3,500,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Ratings(1)      Amount        (Note 2)
                                                              ------------   -----------   ------------
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.20%, 01/07/04.......................................    Aa2, N/R     $   900,000   $    900,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.20%,
      01/07/04..............................................  VMIG-1, N/R      5,700,000      5,700,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.20%, 01/07/04.......................................    Aa2, N/R       5,000,000      5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.36%,
      01/01/04..............................................  VMIG-1, A-1      2,000,000      2,000,000
                                                                                           ------------
                                                                                             37,935,000
                                                                                           ------------
 ILLINOIS -- 18.5%
    Illinois Dev. Fin. Auth. Bonds (St. Augustine College
      Proj.), 1.33%, 01/02/04...............................  VMIG-1, N/R      3,325,000      3,325,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Goodman Theatre
      Proj.), LOC Banc One N.A./ Northern Trust, Ser. 1999,
      1.20%, 01/07/04.......................................   N/R, A-1+      13,400,000     13,400,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB & T, Ser. 1997, 1.35%,
      01/07/04..............................................   N/R, A-1+       2,270,000      2,270,000
    Illinois Educ. Fac. Auth. Adj. Rate Rev. Bonds (The
      Univ. of Chicago), Ser. 2001B-3, 1.00%, 07/30/04......  VMIG-1, A-1+    13,000,000     13,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB & T, Ser.
      1998, 1.15%, 01/07/04.................................   N/R, A-1+       8,000,000      8,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (DePaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.15%,
      01/07/04..............................................  VMIG-1, A-1+    15,300,000     15,300,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ
      Proj.), Ser. 1998, 1.15%, 01/07/04....................  VMIG-1, A-1+     1,800,000      1,800,000
    Illinois Health Fac. Auth. (Northwestern Memorial
      Hosp.), Ser. 2002C, 1.33%, 01/02/04...................  VMIG-1, A-1+     3,000,000      3,000,000
    Illinois Health Fac. Auth. (Northwestern Memorial
      Hosp.), Ser. B, 1.33%, 01/02/04.......................  VMIG-1, A-1+     1,000,000      1,000,000
    Illinois Health Fac. Auth. CP Rev. Notes (Pooled
      Financing Prog.), 1.00%, 01/12/04.....................   N/R, A-1+       7,895,000      7,895,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.33%, 01/01/04.....  VMIG-1, A-1+     3,400,000      3,400,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp.), Ser. 2002A, 1.30%, 01/02/04..........  VMIG-1, A-1+     1,300,000      1,300,000
    Illinois Health Fac. Auth. Variable Rate Demand Rev.
      Bonds (Evanston Hospital Corp. Proj.), Ser. 1996,
      1.07%, 05/17/04.......................................  VMIG-1, A-1+    10,000,000     10,000,000
                                                                                           ------------
                                                                                             83,690,000
                                                                                           ------------
 KANSAS -- 1.1%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.20%, 01/07/04.......................................    P-1, A-1       5,000,000      5,000,000
                                                                                           ------------
 MARYLAND -- 11.6%
    Howard County, MD Consolidated Public Imp. Ser. C
      Commercial Paper, 1.07%, 03/05/04.....................   P-1, A-1+      17,000,000     17,000,000
    Maryland Health & Higher Educ. Fac. Auth. CP Rev. Notes
      (The John Hopkins Univ.), Ser. A, 1.00%, 02/02/04.....   P-1, A-1+       6,800,000      6,800,000
    Maryland Health & Higher Educ. Fac. Auth. CP Rev. Notes
      (The John Hopkins Univ.), Ser. B, 1.00%, 03/08/04.....   P-1, A-1+       7,342,000      7,342,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Ratings(1)      Amount        (Note 2)
                                                              ------------   -----------   ------------
    Montgomery County, MD Consolidated (Commercial Paper
      Notes), Ser. 2002, .90%, 01/27/04.....................   P-1, A-1+     $15,000,000   $ 15,000,000
    Montgomery County, MD Consolidated Public Imp. CP Bond
      Ant. Notes, 2002 Ser., 1.05%, 01/12/04................   P-1, A-1+       6,000,000      6,000,000
                                                                                           ------------
                                                                                             52,142,000
                                                                                           ------------
 MASSACHUSETTS -- 4.5%
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, .98%, 01/28/04........   P-1, A-1+      20,400,000     20,400,000
                                                                                           ------------
 MINNESOTA -- 3.6%
    Bloomington, MN Independent School Dist. #271 Aid Antic
      Ctfs Indbt Series A, 1.75%, 08/16/04..................    N/R, N/R       5,980,000      6,002,902
    City of Rochester, MN Health Care Fac. Rev. Bonds (Mayo
      Foundation Mayo Medical Center Proj.), Ser. 2001D,
      .95%, 01/08/04........................................   N/R, A-1+      10,000,000     10,000,000
                                                                                           ------------
                                                                                             16,002,902
                                                                                           ------------
 MISSISSIPPI -- 2.9%
    Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A.,
      Inc. Proj.), Ser. 1993, 1.30%, 01/02/04...............    P-1, N/R      13,100,000     13,100,000
                                                                                           ------------
 NEBRASKA -- 8.6%
    Nebraska Public Power Dist. TECP Notes, Ser. A, 1.00%,
      02/09/04..............................................    P-1, A-1      16,500,000     16,500,000
    Omaha Public Power Dist., NE (Commercial Paper Notes),
      1.00%, 02/09/04.......................................   P-1, A-1+      18,000,000     18,000,000
    Omaha Public Power Dist., NE (Commercial Paper Notes),
      1.00%, 02/02/04.......................................   P-1, A-1+       4,000,000      4,000,000
                                                                                           ------------
                                                                                             38,500,000
                                                                                           ------------
 NEW YORK -- 0.4%
    New York City Transitional Fin. Auth. Variable Rate
      Recovery Ser. 1 -- Subseries 1D, 1.27%, 01/02/04......  VMIG-1, A-1+     2,000,000      2,000,000
                                                                                           ------------
 NORTH CAROLINA -- 1.1%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC BNP Paribas, Ser.
      1985, 1.38%, 01/07/04.................................    Aa3, N/R       5,000,000      5,000,000
                                                                                           ------------
 OKLAHOMA -- 0.1%
    Tulsa County Ind. Auth., OK Variable Rate Demand Mtge.
      Rev. Bonds, (Montereau in Warren Woods Proj.), LOC BNP
      Paribas, Ser. 2002A, 1.30%, 01/02/04..................   N/R, A-1+         390,000        390,000
                                                                                           ------------
 PENNSYLVANIA -- 3.2%
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.10%, 01/07/04.......................................  VMIG-1, A-1+     4,200,000      4,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref. Bonds (Exelon Generation Co., LLC Proj.), Ser. B,
      1.06%, 01/15/04.......................................   P-1, A-1+      10,000,000     10,000,000
                                                                                           ------------
                                                                                             14,200,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Ratings(1)      Amount        (Note 2)
                                                              ------------   -----------   ------------
SOUTH CAROLINA -- 2.6%
    South Carolina State Pub. Services Auth. TECP, .90%,
      01/27/04..............................................   P-1, A-1+     $11,700,000   $ 11,700,000
                                                                                           ------------
 TENNESSEE -- 2.7%
    City of Memphis, TN Gen. Oblig. (Commercial Paper
      Notes), 1.00%, 01/13/04...............................   P-1, A-1+       5,000,000      5,000,000
    Clarksville, TN Public Bldg. Auth. Pooled Rev. Bonds,
      LOC Bank of America, Ser. 2001, 1.30%, 01/02/04.......  VMIG-1, N/R      2,400,000      2,400,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.25%, 01/07/04.................................   N/R, A-1+       2,650,000      2,650,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.25%, 01/07/04.................................   N/R, A-1+       1,100,000      1,100,000
    Montgomery County, TN Public Bldg. Auth. Rev. Bonds
      (Tennessee County Loan Pool), LOC Bank of America, Ser
      2002, 1.30%, 01/02/04.................................  VMIG-1, N/R      1,000,000      1,000,000
                                                                                           ------------
                                                                                             12,150,000
 TEXAS -- 16.9%
    Board of Regents of Texas A&M University Sys. Permanent
      University Fund Flexible Rate, 1.08%, 08/16/04........  VMIG-1, F1+     10,000,000     10,000,000
    Board of Regents of the Univ. of Texas Sys. (Commercial
      Paper Notes), Ser. A, 1.00%, 03/08/04.................   P-1, A-1+       6,000,000      6,000,000
    City of Austin, TX (Travis & Williamson Counties),
      Combined Utility Sys. TECP Notes, Ser. A, 1.03%,
      02/12/04..............................................   P-1, A-1+      11,490,000     11,490,000
    City of Houston Gen. Oblig. (Commercial Paper Notes),
      Ser B, 1.03%, 01/26/04................................                  10,000,000     10,000,000
    City of Houston Gen. Oblig. (Commerical Paper Notes),
      Ser D, .95%, 01/21/04.................................   P-1, A-1+       3,000,000      3,000,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. D, 1.00%, 02/06/04...............................   P-1, A-1+      13,579,000     13,579,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Variable
      Rate Rev. Bonds (The Methodist Hosp.), Ser. 2002,
      1.30%, 01/02/04.......................................   N/R, A-1+       3,900,000      3,900,000
    Harris County, TX Health Fac. Dev. Corp. Rev. Bonds
      (YMCA of The Greater Houston Area), LOC JP
      Morgan/Chase, Ser. 2002, 1.30%, 01/02/04..............  VMIG-1, A-1+     2,000,000      2,000,000
    Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds
      (Southern Methodist Univ. Proj.), LOC Landesbank
      Hessen-Thurigen, Ser. 1985, 1.30%, 01/01/04...........  VMIG-1, N/R        300,000        300,000
    State of Texas, Tax & Rev. Ant. Notes, 2.00%,
      08/31/04..............................................  MIG-1, SP-1+    16,000,000     16,088,928
                                                                                           ------------
                                                                                             76,357,928
                                                                                           ------------
 WASHINGTON -- 0.9%
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC BNP
      Paribas, 1.15%, 01/07/04..............................  VMIG-1, N/R      4,200,000      4,200,000
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal       Value
                                                               Ratings(1)      Amount        (Note 2)
                                                              ------------   -----------   ------------
WISCONSIN -- 1.7%
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.10%, 01/14/04...............................   P-1, A-1+     $ 4,277,000   $  4,277,000
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. B, 1.10%, 01/14/04...............................   P-1, A-1+       3,199,000      3,199,000
                                                                                           ------------
                                                                                              7,476,000
                                                                                           ------------
TOTAL MUNICIPAL BONDS (Cost $450,593,830)...................                                450,593,830
                                                                                           ------------
TOTAL INVESTMENTS (Cost $450,593,830)(+) -- 100.0%..........                               $450,593,830
                                                                                           ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)  Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser.
LOC    -- Letter of Credit.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                            Series           Series          Series
                                                        --------------   --------------   ------------
ASSETS:
Investment in securities, at value*...................  $2,086,040,739   $1,033,577,008   $450,593,830
Cash..................................................              33                4             --
Interest receivable...................................       3,661,782        2,026,904        649,119
                                                        --------------   --------------   ------------
Total assets..........................................   2,089,702,554    1,035,603,916    451,242,949
                                                        --------------   --------------   ------------
LIABILITIES:
Cash overdraft........................................              --               --         91,124
Accrued advisory fee..................................         843,603          407,489        188,488
Other accrued expenses................................          17,729           34,799         15,313
                                                        --------------   --------------   ------------
Total liabilities.....................................         861,332          442,288        294,925
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,088,841,222   $1,035,161,628   $450,948,024
                                                        ==============   ==============   ============
------------------------
*  Investments at cost                                  $2,086,040,739   $1,033,577,008   $450,593,830

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                  Prime           U.S.
                                                              Money Market     Government      Tax-Exempt
                                                                 Series          Series          Series
                                                              -------------   -------------   -------------
INVESTMENT INCOME:
  Interest Income...........................................   $13,344,786     $5,453,892      $2,344,677
                                                               -----------     ----------      ----------
EXPENSES:
  Advisory fees.............................................     5,120,629      2,282,474       1,133,062
  Administration and accounting fees........................       189,253         84,229          47,535
  Trustees' fees............................................         2,123          2,126           2,126
  Professional fees.........................................        67,822         34,196          21,601
  Other.....................................................        12,983         25,551          10,642
                                                               -----------     ----------      ----------
    Total expenses..........................................     5,392,810      2,428,576       1,214,966
                                                               -----------     ----------      ----------
  Net investment income.....................................     7,951,976      3,025,316       1,129,711
                                                               -----------     ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $ 7,951,976     $3,025,316      $1,129,711
                                                               ===========     ==========      ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                               Prime             U.S.
                                                           Money Market       Government       Tax-Exempt
                                                              Series            Series           Series
                                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations....  $     7,951,976   $     3,025,316   $   1,129,711
                                                          ---------------   ---------------   -------------
Transactions in beneficial interest:
  Contributions.........................................    2,003,602,385     2,103,949,628     556,066,488
  Withdrawals...........................................   (2,307,421,375)   (2,036,305,182)   (655,423,139)
                                                          ---------------   ---------------   -------------
Net increase (decrease) in net assets from transactions
  in beneficial interest................................     (303,818,990)       67,644,446     (99,356,651)
                                                          ---------------   ---------------   -------------
Total increase (decrease) in net assets.................     (295,867,014)       70,669,762     (98,226,940)
NET ASSETS:
  Beginning of period...................................    2,384,708,236       964,491,866     549,174,964
                                                          ---------------   ---------------   -------------
  End of period.........................................  $ 2,088,841,222   $ 1,035,161,628   $ 450,948,024
                                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income................................  $    28,585,408   $    11,152,018   $     4,627,777
  Net realized gain on investments.....................               --               903               394
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       28,585,408        11,152,921         4,628,171
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    5,426,664,682     2,889,410,105     1,286,011,118
  Withdrawals..........................................   (5,474,921,860)   (2,935,642,124)   (1,265,271,730)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................      (48,257,178)      (46,232,019)       20,739,388
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................      (19,671,770)      (35,079,098)       25,367,559
NET ASSETS:
  Beginning of year....................................    2,404,380,006       999,570,964       523,807,405
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,384,708,236   $   964,491,866   $   549,174,964
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

   RSMC provides administrative and accounting services to each Series. For its services, RSMC is paid a fee of $37,500 per year, plus .015% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                         For the
                                        Six-Month        For the Fiscal Years Ended      For the Period
                                      Period Ended                June 30,             November 1, 1999(1)
                                    December 31, 2003    --------------------------          through
                                       (Unaudited)        2003      2002      2001        June 30, 2000
                                    -----------------    ------    ------    ------    -------------------
PRIME MONEY MARKET SERIES
  Total Return....................        0.37%**         1.14%     2.24%     5.70%           3.75%**
  Ratios to Average Net Assets:
     Expenses.....................        0.45%*          0.45%     0.45%     0.45%           0.46%*
     Net investment income........        0.67%*          1.13%     2.19%     5.51%           5.63%*
U.S. GOVERNMENT SERIES
  Total Return....................        0.35%**         1.02%     2.06%     5.66%           3.61%**
  Ratios to Average Net Assets:
     Expenses.....................        0.50%*          0.50%     0.50%     0.49%           0.50%*
     Net investment income........        0.70%*          1.03%     2.07%     5.24%           5.42%*
TAX-EXEMPT SERIES
  Total Return....................        0.27%**         0.80%     1.36%     3.42%           2.30%**
  Ratios to Average Net Assets:
     Expenses.....................        0.50%*          0.50%     0.50%     0.50%           0.50%*
     Net investment income........        0.47%*          0.80%     1.36%     3.33%           3.45%*

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately, 81% of the investments by the Tax-Exempt Series on December 31, 2003, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

6. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Funds of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       Wilmington
Date of Birth: 12/41                          death, resignation    Business                            Low
                                              or removal. Trustee   Administration of                   Volatility
                                              since October 1999.   Widener University                  Fund of
                                                                    since July 2001.                    Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Wilmington
Date of Birth: 3/43                           death, resignation    financial services                  Low
                                              or removal. Trustee   organizations from                  Volatility
                                              since October 1998.   1997 to present;                    Fund of
                                                                    Interim President,                  Funds; Kalmar
                                                                    LaSalle University                  Pooled
                                                                    from 1998 to 1999;                  Investment
                                                                    President and Chief                 Trust;
                                                                    Executive Officer,                  Independence
                                                                    Philadelphia Stock                  Blue Cross;
                                                                    Exchange from 1981                  Fotoball,
                                                                    to 1997.                            U.S.A.
                                                                                                        (sporting and
                                                                                                        athletics
                                                                                                        goods
                                                                                                        manufacturer);
                                                                                                        DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust., WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   Low
                                              or removal. Trustee   University School of                Volatility
                                              since November 2001.  Law since July 1997.                Fund of
                                                                    Associate Dean for                  Funds; St.
                                                                    Academic Affairs                    Thomas More
                                                                    University of                       Society of
                                                                    Maryland School of                  Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A       N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A       N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A       N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A       N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A       N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A       N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Service Shares.

WMMPS-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
SERVICE SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                  SEMI-ANNUAL
                               December 31, 2003

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4.0% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     The fixed income markets were relatively quiet in the second half of 2003 as the Federal Reserve ("Fed") had stated repeatedly that it was comfortable with the pace of economic growth and inflation and therefore decided to leave interest rates unchanged. As expected, the Federal Open Market Committee ("Committee") voted unanimously on December 9, 2003 to keep the federal funds target at its current 45-year low of 1.0%. The Fed's comment on the economy, however, was clearly more upbeat than the last meeting. While the Fed reiterated that they plan to maintain that accommodation for a "considerable period," the Fed changed its risk assessment on future inflation to a more neutral stance. The Committee noted that "the probability of an unwelcome fall in inflation has diminished in recent months and now appears almost equal to that of a rise in inflation." The Fed characterized economic activity more positively stating "The evidence accumulated over the intermeeting period confirms that output is expanding briskly, and the labor market appears to be improving modestly." All told, the Fed will remain patient and has no incentive to act preemptively as in the past.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance -- monitoring and policing of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE -- continued

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

INVESTMENT RESULTS

     For the six-month period ended December 31, 2003, the Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios' dividends represented a return of 0.31%, 0.28% and 0.20%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                        For the Six-Month
                                                          Period Ended
                                                        December 31, 2003
                                                        -----------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                       0.31%
Lipper Money Market Funds                                     0.18%

WILMINGTON U.S. GOVERNMENT PORTFOLIO                          0.28%
Lipper U.S. Government Money Market Funds                     0.19%

WILMINGTON TAX-EXEMPT PORTFOLIO                               0.20%
Lipper Tax-Exempt Money Market Funds                          0.18%

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Investor Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian

                                         Robert J. Christian
February 9, 2004                         President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,088,840,084   $1,035,160,489   $450,946,933
Other assets..........................................             109               30              6
                                                        --------------   --------------   ------------
Total assets..........................................   2,088,840,193    1,035,160,519    450,946,939
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................         762,715          290,024        112,323
Accrued expenses......................................         481,774          224,790         99,874
                                                        --------------   --------------   ------------
Total liabilities.....................................       1,244,489          514,814        212,197
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,087,595,704   $1,034,645,705   $450,734,742
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,087,575,570   $1,034,634,836   $450,734,030
Accumulated net realized gain on investments..........          20,134           10,869            712
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,087,595,704   $1,034,645,705   $450,734,742
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   36,852,845   $   34,207,776   $ 68,052,190
  Service Shares......................................   2,050,742,859    1,000,437,929    382,682,552
                                                        --------------   --------------   ------------
                                                        $2,087,595,704   $1,034,645,705   $450,734,742
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.....................................      36,852,637       34,207,699     68,060,427
  Service Shares......................................   2,050,722,933    1,000,427,138    382,680,286
NET ASSET VALUE, offering and redemption price per
  share:
  Investor Shares.....................................           $1.00            $1.00          $1.00
  Service Shares......................................           $1.00            $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                               Portfolio      Portfolio     Portfolio
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income...........................................  $13,344,781    $ 5,453,886   $ 2,344,672
  Expenses..................................................   (5,392,808)    (2,428,574)   (1,214,964)
                                                              -----------    -----------   -----------
    Net investment income from Series.......................    7,951,973      3,025,312     1,129,708
                                                              -----------    -----------   -----------
EXPENSES:
  Transfer agent fees.......................................       21,810         10,494         6,399
  Reports to shareholders...................................       35,886         15,656        10,284
  Trustees' fees............................................        6,054          6,072         6,070
  Distribution fees -- Investor Shares......................        6,694          8,693         6,420
  Shareholder service fees -- Service Shares................    2,920,862      1,170,365       556,991
  Registration fees.........................................       21,252         20,990        19,800
  Professional fees.........................................       59,820         28,808        16,176
  Other.....................................................       48,584         19,755         9,198
                                                              -----------    -----------   -----------
    Total expenses..........................................    3,120,962      1,280,833       631,338
                                                              -----------    -----------   -----------
  Net investment income.....................................    4,831,011      1,744,479       498,370
                                                              -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 4,831,011    $ 1,744,479   $   498,370
                                                              ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from
  operations........................................  $     4,831,011   $     1,744,479   $     498,370
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................       (4,831,011)       (1,744,479)       (498,370)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......       84,203,647         1,172,787     196,935,753
  Proceeds from shares sold -- Service Shares.......    1,919,398,738     2,102,776,841     359,130,735
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................           20,748             4,673           2,172
    Service Shares..................................          249,987            22,914           5,756
  Cost of shares redeemed -- Investor Shares........      (76,308,620)       (1,222,096)   (152,267,960)
  Cost of shares redeemed -- Service Shares.........   (2,223,095,784)   (2,031,899,831)   (501,975,907)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (295,531,284)       70,855,288     (98,169,451)
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (295,531,284)       70,855,288     (98,169,451)
NET ASSETS:
  Beginning of period...............................    2,383,126,988       963,790,417     548,904,193
                                                      ---------------   ---------------   -------------
  End of year period................................  $ 2,087,595,704   $ 1,034,645,705   $ 450,734,742
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................       84,203,647         1,172,787     196,935,753
  Shares sold -- Service Shares.....................    1,919,398,738     2,102,776,841     359,130,735
  Shares issued on reinvestment of distributions --
    Investor Shares.................................           20,748             4,673           2,172
    Service Shares..................................          249,987            22,914           5,756
  Shares redeemed -- Investor Shares................      (76,308,620)       (1,222,096)   (152,267,960)
  Shares redeemed -- Service Shares.................   (2,223,095,784)   (2,031,899,831)   (501,975,907)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (295,531,284)       70,855,288     (98,169,451)
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                               Prime             U.S.
                                           Money Market       Government       Tax-Exempt
                                             Portfolio         Portfolio        Portfolio
                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................  $    21,859,931   $     8,270,378   $   3,082,417
  Net realized gain on investments......               --               903             394
                                          ---------------   ---------------   -------------
Net increase in net assets resulting
  from operations.......................       21,859,931         8,271,281       3,082,811
                                          ---------------   ---------------   -------------
Distributions to shareholders from net
  investment income.....................      (21,859,931)       (8,270,378)     (3,082,417)
                                          ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor
    Shares..............................      269,911,860        14,305,137     330,578,303
  Proceeds from shares sold -- Service
    Shares..............................    5,156,752,822     2,875,104,967     955,432,815
  Cost of shares issued on reinvestment
    of distributions:
    Investor Shares.....................           94,803            17,953           9,930
    Service Shares......................        1,218,093            87,763          29,669
  Cost of shares redeemed -- Investor
    Shares..............................     (284,316,715)       (3,588,217)   (336,802,616)
  Cost of shares redeemed -- Service
    Shares..............................   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                          ---------------   ---------------   -------------
Net increase (decrease) in net assets
  from Portfolio share transactions.....      (18,220,727)      (34,699,666)     25,540,380
                                          ---------------   ---------------   -------------
Total increase (decrease) in net
  assets................................      (18,220,727)      (34,698,763)     25,540,774
NET ASSETS:
  Beginning of year.....................    2,401,347,715       998,489,180     523,363,419
                                          ---------------   ---------------   -------------
  End of year...........................  $ 2,383,126,988   $   963,790,417   $ 548,904,193
                                          ===============   ===============   =============
                                              Shares            Shares           Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:   ---------------   ---------------   -------------
  Shares sold -- Investor Shares........      269,911,860        14,305,137     330,578,303
  Shares sold -- Service Shares.........    5,156,752,822     2,875,104,967     955,432,815
  Shares issued on reinvestment of
    distributions --
    Investor Shares.....................           94,803            17,953           9,930
    Service Shares......................        1,218,093            87,763          29,669
  Shares redeemed -- Investor Shares....     (284,316,715)       (3,588,217)   (336,802,616)
  Shares redeemed -- Service Shares.....   (5,161,881,590)   (2,920,627,269)   (923,707,721)
                                          ---------------   ---------------   -------------
  Net increase (decrease) in shares.....      (18,220,727)      (34,699,666)     25,540,380
                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                For the                                                               For the Period
                               Six-Month                                                                October 1,
                              Period Ended                     For the Fiscal Years                        1998
                              December 31,                        Ended June 30,                         through
                                  2003          ---------------------------------------------------      June 30,
PRIME MONEY MARKET            (Unaudited)         2003          2002          2001        2000(+)        1999(+)
PORTFOLIO -- INVESTOR SHARES  ------------      --------      --------      ---------   -----------   --------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD.................    $   1.00        $   1.00      $   1.00      $    1.00   $      1.00    $      1.00
                                --------        --------      --------      ---------   -----------    -----------
INVESTMENT OPERATIONS:
  Net investment income.....          --(2)         0.01          0.02           0.06          0.05           0.04
                                --------        --------      --------      ---------   -----------    -----------
DISTRIBUTIONS:
  From net investment
    income..................          --(2)        (0.01)        (0.02)         (0.06)        (0.05)         (0.04)
  From net realized gain....          --              --            --(2)          --            --             --
                                --------        --------      --------      ---------   -----------    -----------
    Total distributions.....        0.00           (0.01)        (0.02)         (0.06)        (0.05)         (0.04)
                                --------        --------      --------      ---------   -----------    -----------
NET ASSET VALUE -- END OF
  PERIOD....................    $   1.00        $   1.00      $   1.00      $    1.00   $      1.00    $      1.00
                                ========        ========      ========      =========   ===========    ===========
TOTAL RETURN................       0.31%**         1.07%         2.26%          5.68%         5.45%          3.51%**
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses..................       0.51%*          0.51%         0.43%          0.48%         0.50%          0.52%*
  Net investment income.....       0.61%*          1.10%         2.54%          5.70%         5.35%          4.61%*
Net assets at end of period
  (000 omitted).............    $ 36,853        $ 28,937      $ 43,314      $ 382,884   $ 2,064,018    $ 1,651,174


                              For the Fiscal
                                Year Ended
                              September 30,
PRIME MONEY MARKET               1998(+)
PORTFOLIO -- INVESTOR SHARES  --------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD.................   $      1.00
                               -----------
INVESTMENT OPERATIONS:
  Net investment income.....          0.05
                               -----------
DISTRIBUTIONS:
  From net investment
    income..................         (0.05)
  From net realized gain....            --
                               -----------
    Total distributions.....         (0.05)
                               -----------
NET ASSET VALUE -- END OF
  PERIOD....................   $      1.00
                               ===========
TOTAL RETURN................         5.26%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses..................         0.53%
  Net investment income.....         5.13%
Net assets at end of period
  (000 omitted).............   $ 1,702,734

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney
   Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2)Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                  For the                                                        For the Period
                                 Six-Month                                                         October 1,
                                Period Ended                  For the Fiscal Years                    1998        For the Fiscal
                                December 31,                     Ended June 30,                     through         Year Ended
                                    2003          --------------------------------------------      June 30,      September 30,
U.S. GOVERNMENT PORTFOLIO --    (Unaudited)         2003       2002         2001      2000(+)       1999(+)          1998(+)
INVESTOR SHARES                 ------------      --------   --------     --------   ---------   --------------   --------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD...................    $   1.00        $   1.00   $   1.00     $   1.00   $    1.00     $    1.00        $    1.00
                                  --------        --------   --------     --------   ---------     ---------        ---------
INVESTMENT OPERATIONS:
  Net investment income.......          --(2)         0.01       0.02         0.05        0.05          0.03             0.05
                                  --------        --------   --------     --------   ---------     ---------        ---------
DISTRIBUTIONS:
  From net investment
    income....................          --(2)        (0.01)     (0.02)       (0.05)      (0.05)        (0.03)           (0.05)
  From net realized gain......          --              --         --(2)        --          --            --               --
                                  --------        --------   --------     --------   ---------     ---------        ---------
    Total distributions.......        0.00           (0.01)     (0.02)       (0.05)      (0.05)        (0.03)           (0.05)
                                  --------        --------   --------     --------   ---------     ---------        ---------
NET ASSET VALUE -- END OF
  PERIOD......................    $   1.00        $   1.00   $   1.00     $   1.00   $    1.00     $    1.00        $    1.00
                                  ========        ========   ========     ========   =========     =========        =========
TOTAL RETURN..................       0.28%**         0.95%      2.02%        5.50%       5.25%         3.42%**          5.19%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses....................       0.57%*          0.57%      0.54%        0.54%       0.54%         0.54%*           0.54%
  Net investment income.......       0.55%*          0.93%      2.37%        5.59%       5.17%         4.51%*           5.06%
Net assets at end of period
  (000 omitted)...............    $ 34,208        $ 34,252   $ 23,576     $ 95,324   $ 765,121     $ 547,833        $ 802,153

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square U.S. Government Portfolio
   ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2)Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                   For the                                                      For the Period
                                  Six-Month                   For the Fiscal Years                October 1,     For the Fiscal
                                 Period Ended                    Ended June 30,                      1998          Year Ended
                                 December 31,      ------------------------------------------      through       September 30,
                                     2003                                                          June 30,
TAX-EXEMPT PORTFOLIO --          (Unaudited)         2003       2002       2001      2000(+)       1999(+)          1998(+)
INVESTOR SHARES                  ------------      --------   --------   --------   ---------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.......................    $   1.00        $   1.00   $   1.00   $   1.00   $    1.00     $    1.00        $    1.00
                                   --------        --------   --------   --------   ---------     ---------        ---------
INVESTMENT OPERATIONS:
  Net investment income........          --(2)         0.01       0.01       0.03        0.03          0.02             0.03
                                   --------        --------   --------   --------   ---------     ---------        ---------
DISTRIBUTIONS:
  From net investment income...          --(2)        (0.01)     (0.01)     (0.03)      (0.03)        (0.02)           (0.03)
                                   --------        --------   --------   --------   ---------     ---------        ---------
NET ASSET VALUE -- END OF
  PERIOD.......................    $   1.00        $   1.00   $   1.00   $   1.00   $    1.00     $    1.00        $    1.00
                                   ========        ========   ========   ========   =========     =========        =========
TOTAL RETURN...................       0.20%**         0.73%      1.30%      3.38%       3.23%         1.96%**          3.11%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.....................       0.57%*          0.57%      0.56%      0.53%       0.55%         0.55%*           0.55%
  Net investment income........       0.42%*          0.72%      1.49%      3.36%       3.21%         2.58%*           3.05%
Net assets at end of period
  (000 omitted)................    $ 68,052        $ 23,382   $ 29,597   $ 65,138   $ 483,092     $ 451,509        $ 392,610

------------------------
*  Annualized.
** Not annualized.
(+)Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square
   Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.
(2)Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Service Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2003, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee or administrative and accounting fee directly, but rather indirectly through their investments in the Series. The investment adviser, administrator and accounting agent to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. These fees charged to the Series are discussed in the notes to the Series' financial statements.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                        Prime Money       U.S. Government    Tax-Exempt
                                      Market Portfolio       Portfolio       Portfolio
                                      ----------------    ---------------    ----------
For the six-month period ended
  December 31, 2003
Ordinary Income.....................    $ 4,831,011         $ 1,744,479              --
Tax-Exempt Income...................             --                  --      $  498,370
Year ended June 30, 2003
Ordinary Income.....................    $21,859,931         $ 8,270,378      $      318
Tax-Exempt Income...................             --                  --      $3,082,099

   As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

                                       Prime Money            U.S.             Tax-
                                          Market           Government         Exempt
                                        Portfolio           Portfolio       Portfolio
                                     ----------------    ---------------    ----------
Undistributed ordinary income......      $20,134             $10,869           $394
Undistributed tax-exempt income....           --                  --           $318

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                              Moody's/S&P     Principal         Value
                                                                Ratings         Amount         (Note 2)
                                                              ------------   ------------   --------------
CERTIFICATES OF DEPOSIT -- 36.9%
 FOREIGN BANKS, FOREIGN CENTERS -- 7.7%
    ABN-AMRO Bank, 1.15%, 04/30/04..........................  P-1, A-1+      $110,000,000   $  110,001,808
    Barclay's Bank PLC, 1.12%, 03/17/04.....................  P-1, A-1+        50,000,000       50,002,019
                                                                                            --------------
                                                                                               160,003,827
                                                                                            --------------
 FOREIGN BANKS, U.S. BRANCHES -- 24.9%
    Abbey National Treasury, 1.30%, 05/07/04................  P-1, A-1+       110,000,000      110,000,000
    Credit Suisse First Boston, 1.08%, 01/20/04.............   P-1, A-1       100,000,000      100,000,250
    Landesbank Hessen-Thuringen, 1.10%, 04/08/04............  P-1, A-1+       100,000,000      100,000,000
    Rabobank Nederland, 1.13%, 04/29/04.....................  P-1, A-1+       100,000,000      100,009,340
    Toronto Dominion, 1.08%, 02/02/04.......................   P-1, A-1        40,000,000       40,000,000
    Toronto Dominion, 1.08%, 02/09/04.......................   P-1, A-1        70,000,000       70,000,000
                                                                                            --------------
                                                                                               520,009,590
                                                                                            --------------
 U.S. BANKS, U.S. BRANCHES -- 4.3%
    Citibank, 1.09%, 01/02/04...............................  P-1, A-1+        90,000,000       90,000,000
                                                                                            --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $770,013,417).....................................      770,013,417
                                                                                            --------------
COMMERCIAL PAPER -- 20.4%
 AUTOMOBILES -- 1.0%
    Volkswagen of America, Inc., 1.09%, 01/13/04............   P-1, A-1        20,000,000       19,993,339
                                                                                            --------------
 BANKS -- 4.8%
    Bank of America Corp., 1.13%, 05/06/04..................  P-1, A-1+       100,000,000       99,607,639
                                                                                            --------------
 FINANCE -- 5.9%
    CIT Group, 1.12%, 02/10/04..............................   P-1, A-1        25,000,000       24,969,667
    Morgan Stanley, 1.08%, 01/22/04.........................   P-1, A-1        70,000,000       69,958,000
    Morgan Stanley, 1.08%, 02/19/04.........................   P-1, A-1        30,000,000       29,956,800
                                                                                            --------------
                                                                                               124,884,467
                                                                                            --------------
 LEASING -- 4.5%
    Vehicle Services Corp. of America, 1.15%, 04/08/04......  P-1, A-1+        95,000,000       94,705,632
                                                                                            --------------
 UTILITIES -- 4.2%
    Centrica PLC, 1.10%, 02/26/04...........................   P-1, A-1        51,991,000       51,903,626
    Centrica PLC, 1.10%, 04/05/04...........................   P-1, A-1        35,000,000       34,899,472
                                                                                            --------------
                                                                                                86,803,098
                                                                                            --------------
   TOTAL COMMERCIAL PAPER (COST $425,994,175)............................................      425,994,175
                                                                                            --------------
CORPORATE NOTES -- 3.9%
    General Electric Capital Corp., 1.25%, 01/02/04*........   Aaa, AAA        35,000,000       35,025,730
    General Electric Capital Corp., 5.38%, 04/23/04.........   Aaa, AAA        20,775,000       21,026,725
    Heller Financial, Inc., 6.00%, 03/19/04.................   Aaa, AAA        25,000,000       25,256,900
                                                                                            --------------
   TOTAL CORPORATE NOTES (COST $81,309,355)..............................................       81,309,355
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P     Principal         Value
                                                                Ratings         Amount         (Note 2)
                                                              ------------   ------------   --------------
U.S. AGENCY OBLIGATIONS -- 22.7%
 FEDERAL HOME LOAN BANKS NOTES -- 5.1%
    Federal Home Loan Banks Notes, 1.23%, 07/06/04..........                 $105,000,000   $  105,000,000
                                                                                            --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 2.1%
    Federal Home Loan Mortgage Corporation Discount Notes,
      1.11%, 04/02/04.......................................                   44,900,000       44,774,018
                                                                                            --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 1.4%
    Federal Home Loan Mortgage Corporation Notes, 5.00%,
      01/15/04..............................................                   30,000,000       30,041,222
                                                                                            --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 12.9%
    Federal National Mortgage Association Discount Notes,
      1.08%, 02/11/04.......................................                  100,000,000       99,880,000
    Federal National Mortgage Association Discount Notes,
      1.10%, 04/01/04.......................................                   50,000,000       49,862,500
    Federal National Mortgage Association Discount Notes,
      1.12%, 04/14/04.......................................                  118,459,000      118,079,405
                                                                                            --------------
                                                                                               267,821,905
                                                                                            --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 1.2%
    Federal National Mortgage Association Notes, 3.00%,
      06/15/04..............................................                   25,213,000       25,414,647
                                                                                            --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $473,051,792).....................................      473,051,792
                                                                                            --------------
REPURCHASE AGREEMENTS -- 16.1%
    With Bank of America: at 1.00%, dated 12/31/03, to be repurchased at
     $167,681,315 on 01/02/04, collateralized by $167,672,000 of Federal
     National Mortgage Association Securities with various coupons and maturities to 01/01/34 and Federal Home Loan Mortgage Corporation
     Securities with various coupons and maturities to 01/01/33...........    167,672,000      167,672,000
    With UBS Warburg, Inc: at 1.00%, dated 12/31/03, to be repurchased at
     $168,009,333 on 01/02/04, collateralized by $173,042,162 of Federal
     National Mortgage Association Securities with various coupons and maturities to 12/01/33 and Federal Home Loan Mortgage Corporation
     Securities with various coupons and maturities to 11/01/32...........    168,000,000      168,000,000
                                                                                            --------------
TOTAL REPURCHASE AGREEMENTS (Cost $335,672,000)...........................                     335,672,000
                                                                                            --------------
TOTAL INVESTMENTS (Cost $2,086,040,739)+ -- 100.0%........................                  $2,086,040,739
                                                                                            ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+  Cost of federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
U.S. AGENCY OBLIGATIONS -- 66.9%
 FEDERAL FARM CREDIT BANKS NOTES -- 4.8%
    Federal Farm Credit Banks Notes, 1.08%, 01/07/04*.......  $ 50,000,000   $   49,975,477
                                                                             --------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 10.6%
    Federal Home Loan Banks Discount Notes, 1.05%,
     01/07/04...............................................    50,000,000       49,992,708
    Federal Home Loan Banks Discount Notes, 1.06%,
     01/30/04...............................................    24,083,000       24,063,145
    Federal Home Loan Banks Discount Notes, 1.12%,
     04/12/04...............................................    35,546,000       35,434,307
                                                                             --------------
                                                                                109,490,160
                                                                             --------------
 FEDERAL HOME LOAN BANKS NOTES -- 10.8%
    Federal Home Loan Banks Notes, 1.05%, 01/06/04*.........    50,000,000       49,999,793
    Federal Home Loan Banks Notes, 1.05%, 01/12/04*.........    15,000,000       14,995,876
    Federal Home Loan Banks Notes, 1.08%, 01/20/04*.........    10,000,000        9,997,290
    Federal Home Loan Banks Notes, 5.25%, 02/13/04..........    12,445,000       12,502,960
    Federal Home Loan Banks Notes, 1.09%, 03/15/04*.........    14,000,000       13,995,725
    Federal Home Loan Banks Notes, 1.54%, 12/27/04..........    10,000,000       10,000,000
                                                                             --------------
                                                                                111,491,644
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 6.9%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.07%, 01/15/04........................................    21,600,000       21,591,654
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.07%, 02/19/04........................................    50,000,000       49,928,666
                                                                             --------------
                                                                                 71,520,320
                                                                             --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 8.7%
    Federal Home Loan Mortgage Corporation Notes, 3.25%,
     01/15/04...............................................     3,850,000        3,852,789
    Federal Home Loan Mortgage Corporation Notes, 5.00%,
     01/15/04...............................................    32,415,000       32,459,087
    Federal Home Loan Mortgage Corporation Notes, 5.25%,
     02/15/04...............................................     8,300,000        8,339,464
    Federal Home Loan Mortgage Corporation Notes, 5.00%,
     05/15/04...............................................    16,484,000       16,716,414
    Federal Home Loan Mortgage Corporation Notes, 3.13%,
     05/20/04...............................................    17,900,000       18,036,057
    Federal Home Loan Mortgage Corporation Notes, 1.45%,
     11/16/04...............................................    10,000,000       10,000,000
                                                                             --------------
                                                                                 89,403,811
                                                                             --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 20.6%
    Federal National Mortgage Association Discount Notes,
     1.08%, 02/11/04........................................    35,000,000       34,958,000
    Federal National Mortgage Association Discount Notes,
     1.08%, 02/18/04........................................    54,836,000       54,758,681
    Federal National Mortgage Association Discount Notes,
     1.08%, 02/19/04........................................    25,000,000       24,964,000
    Federal National Mortgage Association Discount Notes,
     1.09%, 02/19/04........................................    25,000,000       24,963,667
    Federal National Mortgage Association Discount Notes,
     1.13%, 04/07/04........................................    59,301,000       59,122,306
    Federal National Mortgage Association Discount Notes,
     1.13%, 04/30/04........................................    14,000,000       13,947,938
                                                                             --------------
                                                                                212,714,592
                                                                             --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                               Principal         Value
                                                                 Amount         (Note 2)
                                                              ------------   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 4.5%
    Federal National Mortgage Association Notes, 5.13%,
     02/13/04...............................................  $  6,790,000   $    6,821,127
    Federal National Mortgage Association Notes, 4.75%,
     03/15/04...............................................     9,629,000        9,697,441
    Federal National Mortgage Association Notes, 3.63%,
     04/15/04...............................................    10,000,000       10,070,536
    Federal National Mortgage Association Notes, 1.20%,
     08/17/04...............................................     5,000,000        5,000,000
    Federal National Mortgage Association Notes, 1.50%,
     09/24/04...............................................    10,000,000       10,000,000
    Federal National Mortgage Association Notes, 1.50%,
     09/27/04...............................................     5,000,000        5,000,000
                                                                             --------------
                                                                                 46,589,104
                                                                             --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $691,185,108)......................      691,185,108
                                                                             --------------
REPURCHASE AGREEMENTS -- 33.1%
    With Bank of America: at 1.00%, dated 12/31/03, to be
     repurchased at $171,401,422 on 01/02/04, collateralized
     by $171,391,900 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 11/01/33 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and
     maturities to 12/01/33.................................   171,391,900      171,391,900
    With UBS Warburg, Inc: at 1.00%, dated 12/31/03, to be
     repurchased at $171,009,500 on 01/02/04, collateralized
     by $176,131,459 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 12/01/33 and Federal Home Loan Mortgage
     Corporation Securities with various coupons and
     maturities to 12/01/32.................................   171,000,000      171,000,000
                                                                             --------------
TOTAL REPURCHASE AGREEMENTS (Cost $342,391,900)...........................      342,391,900
                                                                             --------------
TOTAL INVESTMENTS (Cost $1,033,577,008)+ -- 100.0%........................   $1,033,577,008
                                                                             ==============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P    Principal       Value
                                                               Ratings(1)     Amount        (Note 2)
                                                              ------------  -----------   ------------
MUNICIPAL BONDS -- 100.0%
 ALASKA -- 0.2%
    Valdez, AK Marine Terminal Rev. Bonds (Exxon Pipeline
      Co. Proj.), Ser. 1985, 1.22%, 01/02/04................   P-1, A-1+    $   900,000   $    900,000
                                                                                          ------------
 ARIZONA -- 1.1%
    Phoenix, AZ Civic Imp. Corp. Wastewater Sys. Rev. Bond
      Ant. Notes, 1.00%, 02/19/04...........................   P-1, A-1+      5,000,000      5,000,000
                                                                                          ------------
 CONNECTICUT -- 1.0%
    Connecticut State Health And Educ. Fac. Auth. Yale
      Univ., Ser. X-3, 1.23%, 01/02/04......................  VMIG-1, A-1+    4,600,000      4,600,000
                                                                                          ------------
 FLORIDA -- 8.9%
    City of Jacksonville Fl. Rev. Bonds (Florida Power &
      Light Co. Proj.) Ser. 1992, 1.15%, 01/07/04...........    P-1, A-1      6,150,000      6,150,000
    Florida Muni Power Agency Initial Pooled Loan Proj.
      (Commercial Paper Notes), Ser. A, 1.10%, 01/13/04.....    P-1, A-1     12,465,000     12,465,000
    Jacksonville, FL Electric Auth. Electric Sys.
      Subordinated Rev. Bonds, Ser. 2000B, 1.25%,
      01/01/04..............................................   P-1, A-1+        300,000        300,000
    Jacksonville, FL Electric Auth. Variable Rate Electric
      Sys. Subordinated Rev. Bonds, Ser. 2000F, 1.25%,
      01/02/04..............................................  VMIG-1, A-1+    1,000,000      1,000,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), Ser. 1985, 1.05%,
      02/12/04..............................................  VMIG-1, A-1+    8,000,000      8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.15%, 01/07/04........   N/R, A-1+      4,235,000      4,235,000
    Orlando, FL Utilities Commission Water And Electric Rev.
      Bond Ant. Notes, Ser. 1999A, .95%, 01/21/04...........    P-1, N/R      7,700,000      7,700,000
                                                                                          ------------
                                                                                            39,850,000
                                                                                          ------------
 GEORGIA -- 8.4%
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Ogelthorpe Power Corp. Vogtle Proj.), Ser. 1998A,
      1.10%, 01/14/04.......................................  VMIG-1, A-1+    4,200,000      4,200,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Oglethorpe Power Corp. Vogtle Proj.), Ser. 1998A,
      1.00%, 02/13/04.......................................  VMIG-1, A-1+    2,000,000      2,000,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.20%, 01/07/04...........................    Aa1, N/R      3,735,000      3,735,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.20%,
      01/07/04..............................................    Aa2, N/R      1,600,000      1,600,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.20%,
      01/07/04..............................................  VMIG-1, N/R     4,600,000      4,600,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.20%, 01/07/04.................................    Aa2, N/R      1,100,000      1,100,000
    Debalk County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.20%, 01/07/04.......................................  VMIG-1, N/R     2,200,000      2,200,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,
      1.31%, 01/01/04.......................................  VMIG-1, A-1     1,400,000      1,400,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.20%,
      01/07/04..............................................    Aa2, N/R      3,500,000      3,500,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Ratings(1)     Amount        (Note 2)
                                                              ------------  -----------   ------------
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.20%, 01/07/04.......................................    Aa2, N/R    $   900,000   $    900,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.20%,
      01/07/04..............................................  VMIG-1, N/R     5,700,000      5,700,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.20%, 01/07/04.......................................    Aa2, N/R      5,000,000      5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.36%,
      01/01/04..............................................  VMIG-1, A-1     2,000,000      2,000,000
                                                                                          ------------
                                                                                            37,935,000
                                                                                          ------------
 ILLINOIS -- 18.5%
    Illinois Dev. Fin. Auth. Bonds (St. Augustine College
      Proj.), 1.33%, 01/02/04...............................  VMIG-1, N/R     3,325,000      3,325,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Goodman Theatre
      Proj.), LOC Banc One N.A./ Northern Trust, Ser. 1999,
      1.20%, 01/07/04.......................................   N/R, A-1+     13,400,000     13,400,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB & T, Ser. 1997, 1.35%,
      01/07/04..............................................   N/R, A-1+      2,270,000      2,270,000
    Illinois Educ. Fac. Auth. Adj. Rate Rev. Bonds (The
      Univ. of Chicago), Ser. 2001B-3, 1.00%, 07/30/04......  VMIG-1, A-1+   13,000,000     13,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB & T, Ser.
      1998, 1.15%, 01/07/04.................................   N/R, A-1+      8,000,000      8,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (DePaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.15%,
      01/07/04..............................................  VMIG-1, A-1+   15,300,000     15,300,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998, 1.15%, 01/07/04....................  VMIG-1, A-1+    1,800,000      1,800,000
    Illinois Health Fac. Auth. (Northwestern Memorial
      Hosp.), Ser. 2002C, 1.33%, 01/02/04...................  VMIG-1, A-1+    3,000,000      3,000,000
    Illinois Health Fac. Auth. (Northwestern Memorial
      Hosp.), Ser. B, 1.33%, 01/02/04.......................  VMIG-1, A-1+    1,000,000      1,000,000
    Illinois Health Fac. Auth. CP Rev. Notes (Pooled
      Financing Prog.), 1.00%, 01/12/04.....................   N/R, A-1+      7,895,000      7,895,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.33%, 01/01/04.....  VMIG-1, A-1+    3,400,000      3,400,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp.), Ser. 2002A, 1.30%, 01/02/04..........  VMIG-1, A-1+    1,300,000      1,300,000
    Illinois Health Fac. Auth. Variable Rate Demand Rev.
      Bonds (Evanston Hospital Corp. Proj.), Ser. 1996,
      1.07%, 05/17/04.......................................  VMIG-1, A-1+   10,000,000     10,000,000
                                                                                          ------------
                                                                                            83,690,000
                                                                                          ------------
 KANSAS -- 1.1%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.20%, 01/07/04.......................................    P-1, A-1      5,000,000      5,000,000
                                                                                          ------------
 MARYLAND -- 11.6%
    Howard County, MD Consolidated Public Imp. Ser. C
      Commercial Paper, 1.07%, 03/05/04.....................   P-1, A-1+     17,000,000     17,000,000
    Maryland Health & Higher Educ. Fac. Auth. CP Rev. Notes
      (The John Hopkins Univ.), Ser. A, 1.00%, 02/02/04.....   P-1, A-1+      6,800,000      6,800,000
    Maryland Health & Higher Educ. Fac. Auth. CP Rev. Notes
      (The John Hopkins Univ.), Ser. B, 1.00%, 03/08/04.....   P-1, A-1+      7,342,000      7,342,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Ratings(1)     Amount        (Note 2)
                                                              ------------  -----------   ------------
    Montgomery County, MD Consolidated (Commercial Paper
      Notes), Ser. 2002, .90%, 01/27/04.....................   P-1, A-1+    $15,000,000   $ 15,000,000
    Montgomery County, MD Consolidated Public Imp. CP Bond
      Ant. Notes, 2002 Ser., 1.05%, 01/12/04................   P-1, A-1+      6,000,000      6,000,000
                                                                                          ------------
                                                                                            52,142,000
                                                                                          ------------
 MASSACHUSETTS -- 4.5%
    Massachusetts State Health & Educ. Fac. Auth. Rev. Notes
      (Harvard Univ. Issue), Ser. EE, .98%, 01/28/04........   P-1, A-1+     20,400,000     20,400,000
                                                                                          ------------
 MINNESOTA -- 3.6%
    Bloomington, MN Independent School Dist. #271 Aid Antic
      Ctfs Indbt Series A, 1.75%, 08/16/04..................    N/R, N/R      5,980,000      6,002,902
    City of Rochester, MN Health Care Fac. Rev. Bonds (Mayo
      Foundation Mayo Medical Center Proj.), Ser. 2001D,
      .95%, 01/08/04........................................   N/R, A-1+     10,000,000     10,000,000
                                                                                          ------------
                                                                                            16,002,902
                                                                                          ------------
 MISSISSIPPI -- 2.9%
    Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A.,
      Inc. Proj.), Ser. 1993, 1.30%, 01/02/04...............    P-1, N/R     13,100,000     13,100,000
                                                                                          ------------
 NEBRASKA -- 8.6%
    Nebraska Public Power Dist. TECP Notes, Ser. A, 1.00%,
      02/09/04..............................................    P-1, A-1     16,500,000     16,500,000
    Omaha Public Power Dist., NE (Commercial Paper Notes),
      1.00%, 02/09/04.......................................   P-1, A-1+     18,000,000     18,000,000
    Omaha Public Power Dist., NE (Commercial Paper Notes),
      1.00%, 02/02/04.......................................   P-1, A-1+      4,000,000       4,000,00
                                                                                          ------------
                                                                                            38,500,000
                                                                                          ------------
 NEW YORK -- 0.4%
    New York City Transitional Fin. Auth. Variable Rate
      Recovery Ser. 1 -- Subseries 1D, 1.27%, 01/02/04......  VMIG-1, A-1+    2,000,000      2,000,000
                                                                                          ------------
 NORTH CAROLINA -- 1.1%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC BNP Paribas, Ser.
      1985, 1.38%, 01/07/04.................................    Aa3, N/R      5,000,000      5,000,000
                                                                                          ------------
 OKLAHOMA -- 0.1%
    Tulsa County Ind. Auth., OK Variable Rate Demand Mtge.
      Rev. Bonds, (Montereau in Warren Woods Proj.), LOC BNP
      Paribas, Ser. 2002A, 1.30%, 01/02/04..................   N/R, A-1+        390,000        390,000
                                                                                          ------------
 PENNSYLVANIA -- 3.2%
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.10%, 01/07/04.......................................  VMIG-1, A-1+    4,200,000      4,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref. Bonds (Exelon Generation Co., LLC Proj.), Ser. B,
      1.06%, 01/15/04.......................................   P-1, A-1+     10,000,000     10,000,000
                                                                                          ------------
                                                                                            14,200,000
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Ratings(1)     Amount        (Note 2)
                                                              ------------  -----------   ------------
SOUTH CAROLINA -- 2.6%
    South Carolina State Pub. Services Auth. TECP, .90%,
      01/27/04..............................................   P-1, A-1+    $11,700,000   $ 11,700,000
                                                                                          ------------
 TENNESSEE -- 2.7%
    City of Memphis, TN Gen. Oblig. (Commercial Paper
      Notes), 1.00%, 01/13/04...............................   P-1, A-1+      5,000,000      5,000,000
    Clarksville, TN Public Bldg. Auth. Pooled Rev. Bonds,
      LOC Bank of America, Ser. 2001, 1.30%, 01/02/04.......  VMIG-1, N/R     2,400,000      2,400,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.25%, 01/07/04.................................   N/R, A-1+      2,650,000      2,650,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.25%, 01/07/04.................................   N/R, A-1+      1,100,000      1,100,000
    Montgomery County, TN Public Bldg. Auth. Rev. Bonds
      (Tennessee County Loan Pool), LOC Bank of America,
      Ser. 2002, 1.30%, 01/02/04............................  VMIG-1, N/R     1,000,000      1,000,000
                                                                                          ------------
                                                                                            12,150,000
                                                                                          ------------
 TEXAS -- 16.9%
    Board of Regents of Texas A&M University Sys. Permanent
      University Fund Flexible Rate, 1.08%, 08/16/04........  VMIG-1, F1+    10,000,000     10,000,000
    Board of Regents of the Univ. of Texas Sys. (Commercial
      Paper Notes), Ser. A, 1.00%, 03/08/04.................   P-1, A-1+      6,000,000      6,000,000
    City of Austin, TX (Travis & Williamson Counties),
      Combined Utility Sys. TECP Notes, Ser. A, 1.03%,
      02/12/04..............................................   P-1, A-1+     11,490,000     11,490,000
    City of Houston Gen. Oblig. (Commercial Paper Notes),
      Ser. B, 1.03%, 01/26/04...............................                 10,000,000     10,000,000
    City of Houston Gen. Oblig. (Commercial Paper Notes),
      Ser. D, .95%, 01/21/04................................   P-1, A-1+      3,000,000      3,000,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. D, 1.00%, 02/06/04...............................   P-1, A-1+     13,579,000     13,579,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Variable
      Rate Rev. Bonds (The Methodist Hosp.), Ser. 2002,
      1.30%, 01/02/04.......................................   N/R, A-1+      3,900,000      3,900,000
    Harris County, TX Health Fac. Dev. Corp. Rev. Bonds
      (YMCA of The Greater Houston Area), LOC JP
      Morgan/Chase, Ser. 2002, 1.30%, 01/02/04..............  VMIG-1, A-1+    2,000,000      2,000,000
    Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds
      (Southern Methodist Univ. Proj.), LOC Landesbank
      Hessen-Thurigen, Ser. 1985, 1.30%, 01/01/04...........  VMIG-1, N/R       300,000        300,000
    State of Texas, Tax & Rev. Ant. Notes, 2.00%,
      08/31/04..............................................  MIG-1, SP-1+   16,000,000     16,088,928
                                                                                          ------------
                                                                                            76,357,928
                                                                                          ------------
 WASHINGTON -- 0.9%
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC BNP
      Paribas, 1.15%, 01/07/04..............................  VMIG-1, N/R     4,200,000      4,200,000
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P    Principal       Value
                                                               Ratings(1)     Amount        (Note 2)
                                                              ------------  -----------   ------------
WISCONSIN -- 1.7%
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.10%, 01/14/04...............................   P-1, A-1+    $ 4,277,000   $  4,277,000
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. B, 1.10%, 01/14/04...............................   P-1, A-1+      3,199,000      3,199,000
                                                                                          ------------
                                                                                             7,476,000
                                                                                          ------------
TOTAL MUNICIPAL BONDS (Cost $450,593,830)..............................................    450,593,830
                                                                                          ------------
TOTAL INVESTMENTS (Cost $450,593,830)+ -- 100.0%.......................................   $450,593,830
                                                                                          ============

------------------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2003. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
(+)Cost for federal income tax purposes.
(1)Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser.
LOC  -- Letter of Credit.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                               Prime             U.S.
                                                            Money Market      Government      Tax-Exempt
                                                               Series           Series          Series
                                                           --------------   --------------   ------------
ASSETS:
Investment in securities, at value*......................  $2,086,040,739   $1,033,577,008   $450,593,830
Cash.....................................................              33                4             --
Interest receivable......................................       3,661,782        2,026,904        649,119
                                                           --------------   --------------   ------------
Total assets.............................................   2,089,702,554    1,035,603,916    451,242,949
                                                           --------------   --------------   ------------
LIABILITIES:
Cash overdraft...........................................              --               --         91,124
Accrued advisory fee.....................................         843,603          407,489        188,488
Other accrued expenses...................................          17,729           34,799         15,313
                                                           --------------   --------------   ------------
Total liabilities........................................         861,332          442,288        294,925
                                                           --------------   --------------   ------------
NET ASSETS...............................................  $2,088,841,222   $1,035,161,628   $450,948,024
                                                           ==============   ==============   ============
------------------------
*  Investments at cost                                     $2,086,040,739   $1,033,577,008   $450,593,830

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government   Tax-Exempt
                                                                 Series        Series       Series
                                                              ------------   ----------   ----------
INVESTMENT INCOME:
  Interest Income...........................................  $13,344,786    $5,453,892   $2,344,677
                                                              -----------    ----------   ----------
EXPENSES:
  Advisory fees.............................................    5,120,629     2,282,474    1,133,062
  Administration and accounting fees........................      189,253        84,229       47,535
  Trustees' fees............................................        2,123         2,126        2,126
  Professional fees.........................................       67,822        34,196       21,601
  Other.....................................................       12,983        25,551       10,642
                                                              -----------    ----------   ----------
    Total expenses..........................................    5,392,810     2,428,576    1,214,966
                                                              -----------    ----------   ----------
  Net investment income.....................................    7,951,976     3,025,316    1,129,711
                                                              -----------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 7,951,976    $3,025,316   $1,129,711
                                                              ===========    ==========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                               Prime             U.S.
                                                           Money Market       Government       Tax-Exempt
                                                              Series            Series           Series
                                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations....  $     7,951,976   $     3,025,316   $   1,129,711
                                                          ---------------   ---------------   -------------
Transactions in beneficial interest:
  Contributions.........................................    2,003,602,385     2,103,949,628     556,066,488
  Withdrawals...........................................   (2,307,421,375)   (2,036,305,182)   (655,423,139)
                                                          ---------------   ---------------   -------------
Net increase (decrease) in net assets from transactions
  in beneficial interest................................     (303,818,990)       67,644,446     (99,356,651)
                                                          ---------------   ---------------   -------------
Total increase (decrease) in net assets.................     (295,867,014)       70,669,762     (98,226,940)
NET ASSETS:
  Beginning of period...................................    2,384,708,236       964,491,866     549,174,964
                                                          ---------------   ---------------   -------------
  End of period.........................................  $ 2,088,841,222   $ 1,035,161,628   $ 450,948,024
                                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income................................  $    28,585,408   $    11,152,018   $     4,627,777
  Net realized gain on investments.....................               --               903               394
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       28,585,408        11,152,921         4,628,171
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    5,426,664,682     2,889,410,105     1,286,011,118
  Withdrawals..........................................   (5,474,921,860)   (2,935,642,124)   (1,265,271,730)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................      (48,257,178)      (46,232,019)       20,739,388
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................      (19,671,770)      (35,079,098)       25,367,559
NET ASSETS:
  Beginning of year....................................    2,404,380,006       999,570,964       523,807,405
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,384,708,236   $   964,491,866   $   549,174,964
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

   RSMC provides administrative and accounting services to each Series. For its services, RSMC is paid a fee of $37,500 per year, plus .015% of the Series' average daily net assets over $100 million. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS

                                    For the Six-Month    For the Fiscal Years Ended      For the Period
                                      Period Ended                June 30,             November 1, 1999(1)
                                    December 31, 2003   ----------------------------         through
                                       (Unaudited)       2003       2002       2001       June 30, 2000
                                    -----------------   ------     ------     ------   -------------------
PRIME MONEY MARKET SERIES
  Total Return....................        0.37%**        1.14%      2.24%      5.70%          3.75%**
  Ratios to Average Net Assets:
     Expenses.....................        0.45%*         0.45%      0.45%      0.45%          0.46%*
     Net investment income........        0.67%*         1.13%      2.19%      5.51%          5.63%*
U.S. GOVERNMENT SERIES
  Total Return....................        0.35%**        1.02%      2.06%      5.66%          3.61%**
  Ratios to Average Net Assets:
     Expenses.....................        0.50%*         0.50%      0.50%      0.49%          0.50%*
     Net investment income........        0.70%*         1.03%      2.07%      5.24%          5.42%*
TAX-EXEMPT SERIES
  Total Return....................        0.27%**        0.80%      1.36%      3.42%          2.30%**
  Ratios to Average Net Assets:
     Expenses.....................        0.50%*         0.50%      0.50%      0.50%          0.50%*
     Net investment income........        0.47%*         0.80%      1.36%      3.33%          3.45%*

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately, 81% of the investments by the Tax-Exempt Series on December 31, 2003, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

6. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Fund of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------
(1)Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2)Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 57        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER                 Trustee      Shall serve until     Dean, School of             57        Wilmington
Date of Birth: 12/41                          death, resignation    Business                              Low
                                              or removal. Trustee   Administration of                     Volatility
                                              since October 1999.   Widener University                    Fund of
                                                                    since July 2001.                      Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 57        Wilmington
Date of Birth: 3/43                           death, resignation    financial services                    Low
                                              or removal. Trustee   organizations from                    Volatility
                                              since October 1998.   1997 to present;                      Fund of
                                                                    Interim President,                    Funds; Kalmar
                                                                    LaSalle University                    Pooled
                                                                    from 1998 to 1999;                    Investment
                                                                    President and Chief                   Trust;
                                                                    Executive Officer,                    Independence
                                                                    Philadelphia Stock                    Blue Cross;
                                                                    Exchange from 1981                    Fotoball,
                                                                    to 1997.                              U.S.A.
                                                                                                          (sporting and
                                                                                                          athletics
                                                                                                          goods
                                                                                                          manufacturer);
                                                                                                          DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN, JR.                 Trustee      Shall serve until     Self-employed               57        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust; WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer).

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           57        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         57        None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          57        Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     Low
                                              or removal. Trustee   University School of                  Volatility
                                              since November 2001.  Law since July 1997.                  Fund of
                                                                    Associate Dean for                    Funds; St.
                                                                    Academic Affairs                      Thomas More
                                                                    University of                         Society of
                                                                    Maryland School of                    Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A        N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A        N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A        N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice                N/A        N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A        N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A        N/A
Date of Birth: 8/65                           pleasure of the       Trust Company, since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Investor Shares.

WMMPI-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

   MONEY MARKET PORTFOLIOS
   INVESTOR SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                  SEMI-ANNUAL
                               December 31, 2003

ROXBURY MID CAP FUND
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

MARKET REVIEW

     The market's action in the third and fourth quarters of 2003 was typical of early stage market recoveries and investors were rewarded for taking risk. The smaller the market capitalization or the lower the quality, the higher the reward. Stocks rated C or worse by Standard & Poors and stocks with less than $1 billion in market cap performed best during this period. In terms of economic sectors, technology, telecom, biotech, sub-prime lenders and mining stocks (typically low quality) were top performers. The primary catalysts for the strong stock market were falling interest rates, rising profits, and fewer investor concerns over corporate governance and the war on terror.

     The monetary and fiscal stimulus enacted during the year finally propelled the economy to accelerated growth. GDP climbed 8.2% in the third quarter of the year . . . its strongest showing in ten years. The improvement in corporate profits has triggered the characteristic improvement in capital spending. While job creation has been slow, we are starting to see signs of improving employment trends. A close watch for improving employment trends is important at this stage of the recovery, since it is unlikely that further interest rate reductions or tax cuts will be enacted. Strong employment is needed in order to keep consumers (who still represent two-thirds of GDP) on solid ground.

     At this juncture, we see the primary risks as a rapid decline in the dollar, or a stall in the economy. Either one would be disruptive to investor sentiment and could cause a correction or new bear market. However, given our outlook for favorable earnings growth and continued economic strength, we believe the market has a good chance at posting favorable returns in the months ahead.

MID CAP FUND

     Due to Roxbury's focus on high-quality stocks, the Portfolio slightly lagged the indexes in the second half of 2003. Stock picking was particularly strong in the consumer discretionary area (homebuilders and restaurants). Investment services, education, semiconductors, healthcare and mortgage service stocks also posted strong gains. Lagging areas included energy, retailing, banking, apparel, software, and insurance brokerage.

     Given that stock prices have rallied more than earnings, valuations have increased. Despite this, overall valuations appear reasonable with markets trading at approximately 18 times estimated earnings, and the expectation for mid-cap stocks to grow earnings 20% in 2004.

ROXBURY MID CAP FUND

     The following table compares the performance of the Roxbury MidCap Fund, the S&P MidCap 400 Index and the Russell Mid Cap Growth Index for the period December 14, 2000 (commencement of operations) through December 31, 2003.*

                                                                         Average Annual
                                                               Six     ------------------
                                                              Months   1 Year   Inception
                                                              ------   ------   ---------
Roxbury Mid Cap Fund**......................................  12.25%   37.33%   (1.02)%
S&P MidCap 400 Index........................................  20.64%   35.62%     5.57%
Russell Mid Cap Growth Index................................  20.19%   42.71%   (6.04)%

* Past performance in not necessarily indicative of future results. An investment in the Mid Cap Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000, the imposition of the maximum sales charge of 5.50%, and the reinvestment of distributions, but do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of the fund shares. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index, with each stock's weight in the S&P MidCap 400 Index proportionate to its market value. The Russell MidCap Growth Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 7.

** Reflects maximum sales charge of 5.50%.

     Although the market's rally to this point has favored low-quality stocks, high-quality stocks tend to outperform over the long-term. Accordingly, we favor quality companies that are characterized by strong managements, free cash flow generation, solid returns on capital, and better than average growth prospects.

The top 10 holdings as of December 31, 2003 are:

        Countrywide Financial Corp. .........   3.3%
        Willis Group Holdings Ltd. ..........   3.0%
        Dollar Tree Stores, Inc. ............   2.8%
        Affiliated Computer Services, Inc....   2.6%
        North Fork Bancorporation............   2.5%
        Investors Financial Services Corp....   2.2%
        Key Energy Services, Inc. ...........   2.1%
        Silicon Laboratories, Inc. ..........   2.1%
        Fair, Isaac & Co., Inc. .............   2.0%
        Starwood Hotels & Resorts Worldwide,
          Inc. ..............................   1.9%

ROXBURY MID CAP FUND

     At Roxbury, our job is to find quality companies that can provide superior profit growth over time. We continue to build our portfolios stock-by-stock, focusing on leading companies with strong growth fundamentals and attractive valuations.

     We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

Very truly yours,


/s/ Robert J. Christian        /s/ William P. Richards, Jr.          /s/ Al Lockwood
Robert J. Christian            William P. Richards, Jr.              Al Lockwood
President                      Chief Operating Officer               Co-Chief Investment Officer
WT Mutual Fund                 Roxbury Capital Management, LLC       Roxbury Capital Management,
                                                                     LLC

February 9, 2004

The comments of Messrs. Christian, Richards and Lockwood reflect management's views generally regarding the market and the economy and are compiled from management's research and from comments provided by the investment adviser to the Fund. These comments reflect opinions as of the date written and are subject to change at any time.

ROXBURY MID CAP FUND
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $2,353,993
Receivable from adviser.....................................       8,073
                                                              ----------
Total assets................................................   2,362,066
                                                              ----------
LIABILITIES:
Accrued expenses............................................      18,390
                                                              ----------
Total liabilities...........................................      18,390
                                                              ----------
NET ASSETS..................................................  $2,343,676
                                                              ==========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $2,166,563
Accumulated net investment income (loss)....................      (7,284)
Accumulated net realized loss on investments................     (43,754)
Net unrealized appreciation of investments..................     228,151
                                                              ----------
NET ASSETS..................................................  $2,343,676
                                                              ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
  unlimited authorized shares):
  Class A Shares............................................     464,679
                                                              ==========
NET ASSET VALUE, offering and redemption price per share:
  Class A Shares............................................  $     5.04
  Sales charge (maximum of 5.50% of offering price).........        0.29
                                                              ----------
OFFERING PRICE..............................................  $     5.33
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

NET INVESTMENT INCOME (LOSS) FROM SERIES:
  Dividends.................................................  $  3,311
  Interest..................................................       239
  Expenses (net of $8,004 of fee waivers and expense
    reimbursements).........................................   (10,834)
                                                              --------
    Net investment loss from Series.........................    (7,284)
                                                              --------
EXPENSES:
  Administration and accounting fees........................    27,000
  Transfer agent fees.......................................    27,766
  Shareholder service fees..................................     1,748
  Reports to shareholders...................................     6,184
  Trustees' fees............................................     6,212
  Registration fees.........................................       885
  Professional fees.........................................     1,240
  Other.....................................................     2,733
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................    73,768
    Expenses reimbursed.....................................   (46,768)
    Administration and accounting fees waived...............   (27,000)
                                                              --------
       Total expenses, net..................................        --
                                                              --------
  Net investment loss.......................................    (7,284)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized gain on investments..........................    69,558
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   160,657
                                                              --------
  Net gain on investments from Series.......................   230,215
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $222,931
                                                              ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2003     Year Ended
                                                                 (Unaudited)      June 30, 2003
                                                              -----------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................     $   (7,284)        $   (5,209)
  Net realized gain (loss) on investments...................         69,558            (75,773)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................        160,657             91,207
                                                                 ----------         ----------
  Net increase in net assets resulting from operations......        222,931             10,225
                                                                 ----------         ----------
Fund share transactions(a):
  Proceeds from shares sold.................................      1,170,439            658,762
  Cost of shares redeemed...................................        (86,741)          (139,759)
                                                                 ----------         ----------
Net increase in net assets from Fund share transactions.....      1,083,698            519,003
                                                                 ----------         ----------
Total increase in net assets................................      1,306,629            529,228
NET ASSETS:
  Beginning of period.......................................      1,037,047            507,819
                                                                 ----------         ----------
  End of period.............................................     $2,343,676         $1,037,047
                                                                 ==========         ==========
                                                                   Shares             Shares
                                                              -----------------   --------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold...............................................        238,457            167,014
  Shares redeemed...........................................        (18,536)           (39,910)
                                                                 ----------         ----------
  Net increase in shares....................................        219,921            127,104
  Shares outstanding -- Beginning of period.................        244,758            117,654
                                                                 ----------         ----------
  Shares outstanding -- End of period.......................        464,679            244,758
                                                                 ==========         ==========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        For the Six Month                                      For the Period
                                          Period Ended       For the Fiscal Years Ended     December 14, 2000(1)
                                        December 31, 2003   -----------------------------         through
                                           (Unaudited)      June 30, 2003   June 30, 2002      June 30, 2001
MID CAP FUND -- CLASS A SHARES          -----------------   -------------   -------------   --------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..............................      $   4.24          $   4.32        $    5.55           $   5.00
                                            --------          --------        ---------           --------
INVESTMENT OPERATIONS:
  Net investment loss(3)..............         (0.02)            (0.05)           (0.06)             (0.04)
  Net realized and unrealized gain
    (loss) on investments.............          0.82             (0.03)           (1.08)              0.59
                                            --------          --------        ---------           --------
    Total from investment
    operations........................          0.80             (0.08)           (1.14)              0.55
                                            --------          --------        ---------           --------
DISTRIBUTIONS:
  From net realized gains.............            --                --            (0.09)                --
                                            --------          --------        ---------           --------
NET ASSET VALUE -- END OF PERIOD......      $   5.04          $   4.24        $    4.32           $   5.55
                                            ========          ========        =========           ========
TOTAL RETURN(4).......................        18.87%**         (1.85)%         (20.82)%             11.00%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations.....         1.55%*            1.55%            1.55%              1.55%*
    Excluding expense limitations.....        13.25%*           38.22%           63.66%            228.87%*
  Net investment loss.................       (1.04)%*          (1.07)%          (1.30)%            (1.22)%*
Portfolio Turnover....................           41%**            119%             116%                47%**
Net assets at end of period (000
  omitted)............................      $  2,344          $  1,037        $     508           $     81

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.
(2)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(3)The net investment loss per share was calculated using average shares outstanding method.
(4)Excluding sales charge.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Roxbury Mid Cap Fund (the "Fund") is a series of WT Mutual Fund (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Trust is contained in separate reports to their shareholders.

   The Fund has three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 5.50% and are subject to an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are sold with a back-end sales charge that declines from 5.00% to zero if redeemed within 6 years of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares are sold with a back-end sales charge of 1% if redeemed within 18 months of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. As of December 31, 2003, only Class A shares were offered and outstanding.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Mid Cap Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of the Series. As of December 31, 2003, the Fund owned approximately 100% of the Series. The financial statements of the Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Valuation of Investment in Series. Valuation of the Fund's investment in the Series is based on the underlying securities held by the Series. The Fund is allocated a portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Fund records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain or loss on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to the class.

   Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

ROXBURY MID CAP FUND

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Fund. For its services, RSMC is paid a monthly fee of $3,000 for the Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Fund. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   Roxbury Capital Management, LLC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of average daily net assets of the Fund. This undertaking will remain in place until November 2015 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

  As of December 31, 2003, the estimated components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards.................................  $(43,754)
Net unrealized appreciation of investments.................   228,151
                                                             --------
  Total accumulated deficit................................  $184,397
                                                             ========

  The Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund's capital loss carryforwards will expire as follows:

   Capital Loss    Expiration
   Carryforwards      Date
   -------------   ----------
     $  4,826      06/30/2010
     $102,768      06/30/2011

WT INVESTMENT TRUST I -- MID CAP SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                         Fund's Financial Statements.)

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
COMMON STOCK -- 85.8%
ADVERTISING -- 0.8%
    Getty Images, Inc.*..............      400   $   20,052
                                                 ----------
 BUSINESS SERVICES -- 1.8%
    Ask Jeeves, Inc.*................    2,300       41,676
                                                 ----------
 COMPUTER SERVICES -- 7.1%
    Affiliated Computer Services,
      Inc.*..........................    1,200       65,352
    Emulex Corp.*....................      700       18,676
    Fair, Isaac & Co., Inc. .........    1,000       49,160
    Fiserv, Inc.*....................      900       35,559
                                                 ----------
                                                    168,747
                                                 ----------
 COMPUTER SERVICES & SOFTWARE -- 1.8%
    BEA Systems, Inc.*...............    1,700       20,910
    Quest Software, Inc.*............    1,600       22,720
                                                 ----------
                                                     43,630
                                                 ----------
 CONSUMER PRODUCTS & SERVICES -- 1.8%
    The Scotts Company*..............      700       41,412
                                                 ----------
 FINANCE & INSURANCE -- 11.8%
  FINANCIAL SERVICES -- 1.8%
    Affiliated Managers Group,
      Inc.*..........................      600       41,754
                                                 ----------
  INSURANCE CARRIERS -- 1.6%
    Arthur J. Gallagher & Co. .......    1,200       38,988
                                                 ----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 1.8%
    Capital One Financial Corp. .....      700       42,903
                                                 ----------
  STATE & NATIONAL BANKS -- 6.6%
    Investors Financial Service
      Corp. .........................    1,425       54,734
    North Fork Bancorporation........    1,500       60,705
    TCF Financial Corp. .............      800       41,080
                                                 ----------
                                                    156,519
                                                 ----------
                                                    280,164
                                                 ----------
 FINANCIAL SERVICES -- 3.4%
    Countrywide Financial Corp. .....    1,066       80,856
                                                 ----------
 HEALTHCARE SERVICES -- 1.8%
    McKesson HBOC, Inc. .............    1,300       41,808
                                                 ----------
 HOTELS & MOTELS -- 2.0%
    Starwood Hotels & Resorts
      Worldwide, Inc. ...............    1,325       47,660
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
 INSURANCE -- 3.2%
    Willis Group Holdings Ltd*.......    2,200   $   74,954
                                                 ----------
 MANUFACTURING -- 18.7%
  BIOTECHNOLOGY -- 1.8%
    Invitrogen Corp.*................      600       42,000
                                                 ----------
  BUILDING-RESIDENTIAL/COMMERCIAL -- 3.1%
    D R Horton Inc*..................      700       30,282
    Toll Brothers, Inc.*.............    1,100       43,736
                                                 ----------
                                                     74,018
                                                 ----------
  COMPUTERS & OFFICE EQUIPMENT -- 1.7%
    Lexmark International Group,
      Inc.-Class A*..................      500       39,320
                                                 ----------
  CONSUMER PRODUCTS -- 1.7%
    Yankee Candle Co., Inc.*.........    1,500       40,995
                                                 ----------
  MANUFACTURING -- 2.2%
    Silicon Laboratories, Inc.*......    1,200       51,864
                                                 ----------
  MEDICAL PRODUCTS -- 3.5%
    American Medical Systems
      Holdings, Inc*.................    1,800       39,240
    Cooper Companies, Inc.*..........      900       42,417
                                                 ----------
                                                     81,657
                                                 ----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.9%
    Quest Medical, Inc.*.............      450       20,691
                                                 ----------
  SEMICONDUCTORS -- 3.8%
    Intersil Holding Corp.*..........    1,900       47,215
    Microchip Technology, Inc........      650       21,684
    Semtech Corp.*...................      900       20,457
                                                 ----------
                                                     89,356
                                                 ----------
                                                    439,901
                                                 ----------
 OIL & GAS -- 2.2%
    Key Energy Services, Inc.*.......    5,100       52,581
                                                 ----------
 PHARMACEUTICALS -- 1.6%
    Barr Laboratories, Inc.*.........      500       38,475
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
SEMICONDUCTORS -- 1.5%
    Xilinx, Inc. ....................      900   $   34,866
                                                 ----------
 SERVICES -- 10.9%
  EDUCATIONAL SERVICES -- 4.8%
    Career Education Corp.*..........    1,050       42,074
    Corinthian Colleges, Inc.*.......      850       47,225
    Education Management Corp.*......      800       24,832
                                                 ----------
                                                    114,131
                                                 ----------
  MANAGEMENT CONSULTING SERVICES -- 0.8%
    Corporate Executive Board Co.*...      400       18,668
                                                 ----------
  MEDICAL & HEALTH SERVICES -- 5.3%
    AdvancePCS*......................      375       19,748
    Community Health Care Systems*...    1,500       39,870
    Express Scripts Inc.*............      700       46,501
    VCA Antech, Inc.*................      600       18,588
                                                 ----------
                                                    124,707
                                                 ----------
                                                    257,506
                                                 ----------
 TELECOMMUNICATIONS -- 0.9%
    Research in Motion Ltd.*.........      325       21,720
                                                 ----------
 WHOLESALE & RETAIL TRADE -- 14.5%
  MISCELLANEOUS RETAIL STORES -- 8.8%
    Advance Auto Parts, Inc.*........      500       40,700
    Alberto-Culver Co.-Class B.......      600       37,848
    Circuit City Stores, Inc.-Carmax
      Group*.........................      700       21,651
    Dollar Tree Stores, Inc.*........    2,300       69,138
    Ross Stores, Inc. ...............    1,400       37,002
                                                 ----------
                                                    206,339
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  RETAIL EATING & DRINKING PLACES -- 4.3%
    Krispy Kreme Doughnuts, Inc.*....    1,300   $   47,580
    Ruby Tuesday, Inc. ..............    1,400       39,886
    The Cheesecake Factory, Inc.*....      350       15,411
                                                 ----------
                                                    102,877
                                                 ----------
  WHOLESALE -- DRUGS & PROPRIETARIES -- 1.4%
    AmerisourceBergen Corp.*.........      600       33,690
                                                 ----------
                                                    342,906
                                                 ----------
   TOTAL COMMON STOCK
     (COST $1,800,581)........................    2,028,914
                                                 ----------
SHORT-TERM INVESTMENTS -- 14.2%
    PNC Bank Money Market............   98,451       98,451
    Sansom Street Fund -- Money
      Market Portfolio...............  119,037      119,037
    Blackrock Provident Institutional
      Fund -- Temp Cash Fund --
      Dollar Series..................  119,037      119,037
                                                 ----------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $336,525)..........................      336,525
                                                 ----------
TOTAL INVESTMENTS -- 100.0%
  (COST $2,137,106)+..........................   $2,365,439
                                                 ==========

------------------------

*  Non-income producing security.
+ The cost for federal income tax purposes. At December 31, 2003, net unrealized appreciation was $228,333. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost, of $240,661, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value, of $12,328.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)


ASSETS:
Investment in securities, at value*.........................  $2,365,439
Receivable for portfolio shares sold........................     100,000
Dividends and interest receivable...........................       1,659
                                                              ----------
Total assets................................................   2,467,098
                                                              ----------
LIABILITIES:
Payable for withdrawals.....................................     107,215
Accrued expenses............................................       4,887
                                                              ----------
Total liabilities...........................................     112,102
                                                              ----------
NET ASSETS..................................................  $2,354,996
                                                              ==========
*Investments at cost........................................  $2,137,106

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

STATEMENT OF OPERATIONS
For the Six Month Period Ended December 31, 2003 (Unaudited)


INVESTMENT INCOME:
  Dividends.................................................  $  3,313
  Interest..................................................       239
                                                              --------
    Total investment income.................................     3,552
                                                              --------
EXPENSES:
  Advisory fees.............................................     5,289
  Administration and accounting fees........................       661
  Custody fees..............................................     7,852
  Trustees' fees............................................     2,121
  Professional fees.........................................       847
  Other.....................................................     2,080
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................    18,850
    Fees waived and expenses reimbursed.....................    (8,009)
                                                              --------
       Total expenses, net..................................    10,841
                                                              --------
  Net investment loss.......................................    (7,289)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................    69,623
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   160,756
                                                              --------
  Net gain on investments...................................   230,379
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $223,090
                                                              ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                               For the Six Month
                                                                 Period Ended      For the Fiscal
                                                               December 31, 2003     Year Ended
                                                                  (Unaudited)      June 30, 2003
                                                               -----------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................      $   (7,289)        $   (5,166)
  Net realized gain (loss) on investments...................          69,623            (75,894)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................         160,756             91,319
                                                                  ----------         ----------
Net increase in net assets resulting from operations........         223,090             10,259
                                                                  ----------         ----------
Transactions in beneficial interests:
  Contributions.............................................       1,234,946            744,594
  Withdrawals...............................................        (137,630)          (225,988)
                                                                  ----------         ----------
Net increase in net assets from transactions in beneficial
  interest..................................................       1,097,316            518,606
                                                                  ----------         ----------
Total increase in net assets................................       1,320,406            528,865
NET ASSETS:
  Beginning of period.......................................       1,034,590            505,725
                                                                  ----------         ----------
  End of period.............................................      $2,354,996         $1,034,590
                                                                  ==========         ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Mid Cap Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Series. For its services, Roxbury receives a fee of 0.75% of the Series first $1 billion of average daily net assets; 0.70% of the Series next $1 billion of average daily net assets; and 0.65% of the Series average daily net assets in excess of $2 billion.

   Roxbury has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of

WT INVESTMENT TRUST I -- MID CAP SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   average daily net assets of the Series. This undertaking will remain in place until November 2015 unless the Board of Trustees approves its earlier termination.

   Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. INVESTMENT SECURITIES. During the six-month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

    Purchases...................................................  $1,350,079
    Sales.......................................................     563,564

5. FINANCIAL HIGHLIGHTS.

                                        For the Six-Month                                      For the Period
                                          Period Ended       For the Fiscal Years Ended     December 14, 2000(1)
                                        December 31, 2003   -----------------------------         through
                                           (Unaudited)      June 30, 2003   June 30, 2002      June 30, 2001
                                        -----------------   -------------   -------------   --------------------
   Total Return.......................        18.87%**          (1.85)%        (20.82)%            11.00%**
   Ratios to Average Net Assets:
     Expenses:
        Including expense
          limitations.................         1.55%*            1.55%           1.55%              1.55%*
        Excluding expense
          limitations.................         2.67%*            6.60%          10.78%                NM
     Net investment loss..............        (1.03)%*          (1.06)%         (1.32)%            (1.24)%*
   Portfolio Turnover Rate............           41%**            119%            116%                47%**

------------------------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
NM   Not meaningful.

6. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-497-2960, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each trustee and officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Fund of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,         57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation,
    an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management
    LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ROBERT H. ARNOLD            Trustee            Shall serve        Founder and co-         57         None
Date of Birth: 3/44                            until death,       manages, R.H.
                                               resignation or     Arnold & Co.,
                                               removal. Trustee   Inc. (investment
                                               since May 1997.    banking company)
                                                                  since 1989.
DR. ERIC BRUCKER            Trustee            Shall serve        Dean, School of         57         Wilmington Low
Date of Birth: 12/41                           until death,       Business                           Volatility Fund of
                                               resignation or     Administration                     Funds.
                                               removal. Trustee   of Widener
                                               since October      University since
                                               1999.              July 2001. Prior
                                                                  to that, Dean,
                                                                  College of
                                                                  Business, Public
                                                                  Policy and
                                                                  Health at the
                                                                  University of
                                                                  Maine from
                                                                  September 1998
                                                                  to June 2001.
NICHOLAS A. GIORDANO        Trustee            Shall serve        Consultant,             57         Wilmington Low
Date of Birth: 3/43                            until death,       financial                          Volatility Fund of
                                               resignation or     services                           Funds; Kalmar
                                               removal. Trustee   organizations                      Pooled Investment
                                               since October      from 1997 to                       Trust, and
                                               1998.              present; Interim                   Independence Blue
                                                                  President,                         Cross; Fotoball,
                                                                  LaSalle                            U.S.A. (sporting
                                                                  University from                    and athletics
                                                                  1998 to 1999;                      goods
                                                                  President and                      manufacturer);
                                                                  Chief Executive                    DaisyTek
                                                                  Officer,                           International
                                                                  Philadelphia                       (wholesale paper
                                                                  Stock Exchange                     and paper
                                                                  from 1981 to                       products); Selas
                                                                  1997.                              Corporation of
                                                                                                     America
                                                                                                     (industrial
                                                                                                     furnaces and
                                                                                                     ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
LOUIS KLEIN, JR.            Trustee            Shall serve        Self-employed           57         Manville Personal
Date of Birth: 5/35                            until death,       financial                          Injury Settlement
                                               resignation or     consultant since                   Trust; WHX
                                               removal. Trustee   1991.                              Corporation
                                               since October                                         (industrial
                                               1999.                                                 manufacturer).
CLEMENT C. MOORE, II        Trustee            Shall serve        Managing                57         None
Date of Birth: 9/44                            until death,       Partner,
                                               resignation or     Mariemont
                                               removal. Trustee   Holdings, LLC,
                                               since October      (real estate
                                               1999.              holding and
                                                                  development
                                                                  company) since
                                                                  1980.
JOHN J. QUINDLEN            Trustee            Shall serve        Retired since           57         None
Date of Birth: 5/32                            until death,       1993.
                                               resignation or
                                               removal. Trustee
                                               since October
                                               1999.
MARK A. SARGENT             Trustee            Shall serve        Dean and                57         Wilmington Low
Date of Birth: 4/51                            until death,       Professor of                       Volatility Fund of
                                               resignation or     Law, Villanova                     Funds; St. Thomas
                                               removal. Trustee   University                         More Society of
                                               since November     School of Law                      Pennsylvania.
                                               2001.              since July 1997.
                                                                  Associate Dean
                                                                  for Academic
                                                                  Affairs
                                                                  University of
                                                                  Maryland School
                                                                  of Law from 1994
                                                                  to 1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ERIC K. CHEUNG              Vice President     Shall serve at     Vice President,        N/A         N/A
Date of Birth: 12/54                           the pleasure of    Wilmington Trust
                                               the Board and      Company Since
                                               until successor    1986; and Vice
                                               is elected and     President and
                                               qualified.         Director of
                                               Officer since      Rodney Square
                                               October 1998.      Management
                                                                  Corporation
                                                                  since 2001
JOSEPH M. FAHEY, JR.        Vice President     Shall serve at     Vice President,        N/A         N/A
Date of Birth: 1/57                            the pleasure of    Rodney Square
                                               the Board and      Management
                                               until successor    Corporation
                                               is elected and     since 1992.
                                               qualified.
                                               Officer since
                                               November 1999.
FRED FILOON                 Vice President     Shall serve at     Senior Vice            N/A         N/A
520 Madison Avenue                             the pleasure of    President,
New York, NY 10022                             the Board and      Cramer Rosenthal
Date of Birth: 3/42                            until successor    McGlynn, LLC
                                               is elected and     since 1989.
                                               qualified.
                                               Officer since
                                               August 2000.

JOHN R. GILES               Vice President     Shall serve at     Senior Vice            N/A         N/A
Date of Birth: 8/57         and Chief          the pleasure of    President,
                            Financial          the Board and      Wilmington Trust
                            Officer            until successor    Company since
                                               is elected and     1996.
                                               qualified.
                                               Officer since
                                               December 1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
PAT COLLETTI                Vice President     Shall serve at     Vice President         N/A         N/A
301 Bellevue Parkway        and Treasurer      the pleasure of    and Director of
Wilmington, DE 19809                           the Board and      Investment
Date of Birth: 11/58                           until successor    Accounting and
                                               is elected and     Administration
                                               qualified.         of PFPC Inc.
                                               Officer since      since 1999. From
                                               May 1999.          1986 to April
                                                                  1999, Controller
                                                                  for the Reserve
                                                                  Funds.

LEAH M. ANDERSON            Secretary          Shall serve at     Officer,               N/A         N/A
Date of Birth: 8/65                            the pleasure of    Wilmington Trust
                                               the Board and      Company since
                                               until successor    1998. Officer,
                                               is elected and     Rodney Squane
                                               qualified.         Management
                                               Officer since      Corporation
                                               November 2002.     since 1992.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401
                           --------------------------

                                 ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                TRANSFER AGENT,
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Mid Cap Fund.

WROX-SEMI-12/03

                                                                         ROXBURY
                                                                           FUNDS

                  - MID CAP
                                  SEMI-ANNUAL
                               December 31, 2003

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     Along with the improvement in the economy came a continuation of an improving equity market. In the second half of 2003 large cap stocks rose about 14% and the Dow Jones Industrial Average closed above 10,000 for the first time since early 2002. Both value - and - growth - oriented stocks performed well but the Russell 1000 Value Index slightly outperformed the Russell 1000 Growth Index during the last half year. The growth index rose 14.7% while the value index rose 16.6%. For the full year 2003 large cap equities produced a substantial 29.9% return.

     Small cap stocks were propelled upward in 2003 by both economic momentum and an undervalued state at the beginning of the year. The Russell 2000 Index of small cap stocks advanced almost 25% in the second half of 2003 and over 47% for the full year. This full year increase is the best annual increase in this index in its 25 year history. Nevertheless, even after this advance the Russell 2000 Index remains 8% below its March 2000 peak of 606.05.

     International stocks had been modest laggards in the first half of 2003, underperforming the S&P 500 Index by 2.29%. However, the second half of the year proved more advantageous for foreign stocks as the MSCI EAFE Index rose 26.6% as compared with the S&P 500 advance of 15.1%. Foreign equity returns have been helped by the rise in the value of foreign currencies over the past year. For example, the Euro advanced 20% versus the dollar in 2003 and the Japanese Yen rose 11%.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance -- monitoring and policing

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The Wilmington Large Cap Growth Portfolio (the "Portfolio") returned 13.86% for the six-month period ended December 31, 2003, compared to a return of 14.73% for the Russell 1000 Growth Index, a passive index that includes the largest 1,000 stocks in the United States. as measured by market capitalization. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, returned 15.14% during this period.

     We maintained a bias toward cyclical companies through the last two quarters of 2003, anticipating an earnings recovery. The overall complexion of the portfolio did not change much, with the exception of increasing our exposure to select areas of technology as we detected recovering fundamentals. Our financial holdings remained concentrated in the capital markets area and in niche players executing well in secular growth areas. While we remained underweight in defensive areas, we recently increased exposure to healthcare services. We have identified companies that trade at extraordinarily low valuations given their growth rates due to the fact that each has a "special situation" controversy that, in our opinion, has distracted investors from the compelling long-term growth opportunity these companies offer.

     In addition, we have opportunistically taken profits in stocks that have performed well and reinvested in stocks with better risk reward. A common theme in these purchases has been a short-term dislocation in fundamentals or controversy that prompted a sharp price drop and afforded us an attractive entry point.

     A common theme among top-performing stocks for the last quarter of 2003 centered on those that were able to significantly beat profit expectations. Standouts were primarily in the technology and financial areas. Over the long term, the market has rewarded high quality, low valuation (both absolute and relative), and companies that beat expectations.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The top ten holdings as of December 31, 2003, representing approximately 33% of the assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Pfizer, Inc.                          4.81%
Microsoft Corp.                       3.88%
General Electric Co.                  3.85%
The TJX Companies, Inc.               3.16%
Affiliated Computer
  Services, Inc.                      3.12%

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Caremark Rx, Inc.                     3.01%
Viacom, Inc. -- Class B               2.99%
Colgate-Palmolive Co.                 2.89%
Guidant Corp.                         2.85%
HCA,Inc.                              2.79%

     The following table compares the performance of the Wilmington Large Cap Growth Portfolio ("Large Cap Growth"), to that of the Russell 1000 Growth Index and the S&P 500 Index for the ten years ended December 31, 2003.*

                                                     Average Annual
                               Six         ----------------------------------
                              Months       1 Year       5 Year        10 Year
                              ------       ------       -------       -------
Large Cap Growth              13.86%       26.78%       (7.14)%         5.65%
Russell 1000 Growth Index     14.73%       29.75%       (5.12)%         9.21%
S&P 500 Index                 15.14%       28.68%       (0.57)%        11.07%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Growth Index and S&P 500 Index are unmanaged stock indicies without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP CORE PORTFOLIO

     The Wilmington Large Cap Core Portfolio (the "Portfolio") returned 12.92% for the six months ended December 31, 2003. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, returned 15.14% for the same period. The Portfolio underperformed its benchmark due to sector weighting variances and due to the fact that during the period, lower quality stocks within the index outperformed higher quality stocks. The Portfolio invests primarily in higher quality stocks.

     As of the date of this report, the Portfolio is well diversified across all major Standard & Poor's sectors with overweighs in health care, information technology and materials. The Portfolio is underweighted in the utilities, financials, consumer staples and consumer discretionary sectors. During the six month period, the Portfolio benefited from underweighting traditional phone companies in the United States and, instead, owned Vodafone Group PLC, ADR, a large international wireless telecommunications provider. The Portfolio also benefited from its slight overweight in materials, a sector that far outperformed all other sectors during the last half of 2003. Offsetting these positive sectors was an overweight in health care, the worst performing sector within the S&P 500 during the period. Additionally, the Portfolio's holdings in the retail (The Home Depot, Inc. and Target Corp. Corp.) and media (Viacom Inc. and Comcast Corp.) industries were a drag on performance.

     The Portfolio continues to seek out companies that, in the judgment of its investment advisor, have strong, long term fundamentals with quality balance sheets and reasonable valuations. The ability of a company to sustain above-average long term earnings growth remains a key component of the investment buy/sell decision.

     The top ten holdings as of December 31, 2003, representing approximately 27% of the assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Microsoft Corp.                       3.53%
Pfizer, Inc.                          3.37%
Citigroup, Inc.                       3.07%
American International
  Group, Inc.                         3.00%
Vodafone Group PLC, ADR               2.61%

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
General Electric Co.                  2.56%
Exxon Mobil Corp.                     2.53%
U.S. Bancorp                          2.24%
Travelers Property Casualty
  Corp. -- Class A                    2.24%
PepsiCo, Inc.                         2.21%

     The following table compares the performance of the Wilmington Large Cap Core Portfolio ("Large Cap Core") to that of the S&P 500 Index since the Portfolio's commencement of operations on January 4, 1995 through December 31, 2003.*

                                                     Average Annual
                                              ----------------------------
                                 Six Months   1 Year   5 Year    Inception
                                 ----------   ------   -------   ---------
Large Cap Core                     12.92%     25.85%   (4.12)%     7.63%
S&P 500 Index                      15.14%     28.68%   (0.57)%    12.00%

------------------------

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP VALUE PORTFOLIO

     The Wilmington Large Cap Value Portfolio, (the "Portfolio") returned 11.66% for the six-month period ended December 31, 2003, compared to the Russell 1000 Value Index, which returned 16.55% during the period. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

     The Portfolio had several significant contributors to recent performance, such as Emerson Electric Co., US Bancorp, Tyco International, Ltd. and Dow Chemical Co. Emerson Electric Co. continues to benefit from the strengthening economy as evidenced by recent order trends, especially in the electronics and HVAC divisions. Its restructuring program and drive to lower capital intensity should allow the company to leverage its revenue gains into further margin expansion. The risk that corporate capital spending will weaken or that home sales might decline is keeping some pressure on the stock, but the company is well positioned to grow after several years of sub-par results. US Bancorp is responding favorably to management's attention to running the bank instead of trying to integrate acquisitions and has announced plans to return 80% of future capital generated back to shareholders in the form of higher dividends or share repurchases. The spin-off of Piper Jaffray Companies as a dividend is evidence of management's intent. Despite the fact that Tyco was owned only since mid-November, it added significantly to performance. Dow Chemical continues to respond to the general rise in commodity prices and its end product prices have risen more rapidly than have its raw material and energy costs. Additionally, Dow Chemical's rising volumes combined with the operating leverage created over the past several years by aggressive cost cutting, has led to very strong, but still cyclical, operating results.

     While WW Grainger, Inc., Target Corp. and Washington Mutual Inc. were performance laggards, the largest detractor by far was Merck & Co., Inc. which continued to be impacted by future patent expiration worries and industry-wide drug pricing problems. Volume growth has been positive but Merck & Co. has been unable to raise prices which are unlikely to change in the near term. The company's profit margins have been running below trend due to a shift to lower margin products and higher than expected R&D spending. On a longer term basis, Merck & Co. does have a strong research pipeline and continues to invest for the future. The entire pharmaceutical group has been under pressure for the past year and is now selling at historically very attractive valuations. While risks certainly remain, the low expectations and relatively high dividend yield should allow for good future performance. WW Grainger, Inc. is tied most closely to employment trends and has thus benefited only marginally from the strengthening economy. Management has announced a change in its strategic direction to counter the challenges it faces. A new marketing and sales program is expected to increase volumes and an accelerated overhaul of the information infrastructure should improve customer effectiveness. After a strong rise early in the quarter, Washington Mutual Inc. retreated after reporting lower loan originations and profit margins. The impact is expected to last only a few quarters and the shift to adjustable rate mortgages and cost cutting initiatives is expected to take hold by mid 2004. The company's normalized earnings remain intact and its attractive valuation is compelling. No major problems exist for Target Corp. but the stock traded in a narrow range during the quarter as investors worried about Christmas sales and future consumer spending. As long as the economy does not falter in 2004, Target Corp. should perform up to our expectations.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The top ten holdings as of December 31, 2003, representing approximately 29% of the assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Emerson Electric Co.                  3.15%
Tyco International, Ltd.              3.02%
Morgan Stanley                        2.98%
The Walt Disney Co.                   2.93%
Chubb Corp.                           2.93%

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
Abbott Laboratories                   2.91%
Halliburton Co.                       2.90%
U.S. Bancorp                          2.81%
Everest Re Group, Ltd.                2.78%
Bristol-Myers Squibb Co.              2.74%

     The following table compares the performance of the Wilmington Large Cap Value Portfolio ("Large Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund for the period prior to June 30, 1998), with that of the Russell 1000 Value Index for the ten years ended December 31, 2003. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Value Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                      Average Annual
                                 Six         ---------------------------------
                                Months       1 Year       5 Year       10 Year
                                ------       ------       ------       -------
Large Cap Value                 11.66%       25.79%       1.05%         7.47%
Russell 1000 Value Index        16.55%       30.03%       3.56%        11.87%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Value Index is an unmanaged stock index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON SMALL CAP GROWTH PORTFOLIO

     The Wilmington Small Cap Growth Portfolio (the "Portfolio") returned 30.49% for the six-month period ended December 31, 2003. The Standard & Poor's SmallCap 600 Index, an unmanaged, capitalization-weighted index of six hundred publicly traded stocks, returned 22.90% and the Russell 2000 Growth Index returned 24.48% for the same period. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index, a passive index that includes the 2,000 stocks in the United States as measured by market capitalization, to determine their growth or value characteristics.

     The second half of 2003 continued the upward trend begun in the first half for the small cap equity markets. The rally, which began in the second quarter continued for the remainder of the year was driven mainly by continued fundamental improvements. Earnings growth for the Russell 2000 Index was 46% for 2003, in line with

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

the 48% price increase in the Index itself. The breadth and strength of the rally seems to indicate that economic conditions are indeed having a positive impact on small cap companies.

     As we entered the second half of the year, the small cap market has appreciated significantly in anticipation of an earnings recovery. This has come to fruition across many sectors of the economy. Some of the recovery in earnings has been driven by the cost cutting measures undertaken by companies over the past couple of years. Earnings growth in 2004 will be more reliant on revenue growth than in 2003. Although we have seen some good indications of increased spending by consumers, enterprises and even telecom companies, this must be sustained in order to see further significant appreciation in small cap equities.

     The Portfolio performed solidly during the second half of 2003. The out-performance relative to the Russell 2000 Growth Index was due to strong stock selection. In the third quarter, technology stocks continued to outperform the Index and we were able to find stocks in this sector which were just beginning to see significant improvements in orders and revenues. The fourth quarter strength was more broadly based as sectors including consumer discretionary, staples and energy began to be impacted positively by the improving economy.

     Within the consumer discretionary group, strong stock selection in retailing and media helped the performance. After a fairly weak back-to-school season, consumer confidence strengthened for the fall and holiday seasons. With low inflation and interest rates and with increasing household net worth, the stage could be set for a reasonably solid first half of 2004.

     Healthcare outperformed in the third quarter, but underperformed in the fourth. Although we were underweighted in healthcare during the third quarter, our strong stock selection more than offset our group weighting. Our biggest underweight within healthcare was in biotechnology where stocks tend to be more speculative and less valuation sensitive.

     We continue to be very excited about what we are hearing from our companies. Orders appear to be improving for our technology companies as no big spending initiatives have really occurred since Y2K. Even some of the telecom companies are beginning to talk about upgrading their networks. Clearly, increased capital spending by a major telecom company can have a substantial impact on the financial results of some of its small cap suppliers. However, as always, we will consider all of these improvements in the context of appropriate valuation. Our process will also continue to bias us towards companies with management teams who have proven their ability to execute on their business plan, even in the toughest of environments. We believe that strict adherence to this philosophy will continue to lead to strong performance over time.

     The top ten holdings as of December 31, 2003, representing approximately 20% of the assets are:

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
RADWARE Ltd.                          2.60%
Moore Wallace Inc.                    2.21%
United Surgical Partners
  International, Inc.                 2.12%
Sylvan Learning Systems,
  Inc. Inc.                           2.01%
Fairchild Semiconductor
  International, Inc.                 2.00%

10 Largest Holdings          Percent of Total Assets
-------------------          -----------------------
ASE Test Limited                      1.96%
Ditech Communications Corp.           1.91%
Alliance Data Systems Corp.           1.88%
Metal Management, Inc.                1.69%
Quiksilver, Inc.                      1.69%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Small Cap Growth Portfolio ("Small Cap Growth"), to that of the S&P SmallCap 600 Index ("S&P SmallCap 600") and the Russell 2000 Growth Index ("Russell 2000") since the Portfolio's commencement of operations on January 2, 2003 through December 31, 2003.*

                                                       Six           Since
                                                     Months        Inception
                                                     -------       ---------
Small Cap Growth                                      30.49%        66.51%
S&P SmallCap 600                                      22.90%        38.79%
Russell 2000                                          24.48%        48.54%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P SmallCap 600 Index and the Russell 1000 Value Index are unmanaged stock indicies without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

   Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

WILMINGTON SMALL CAP CORE PORTFOLIO

     The Wilmington Small Cap Core Portfolio, (the "Portfolio") returned 18.39% for the six-month period ended December 31, 2003, compared to the Russell 2000 Index, which returned 24.92% during the period. The Russell 2000 Index is based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

     The period of July 1 to October 31, 2003 was characterized by strong absolute performance and strong relative performance when compared to the Russell 2000. The portfolio changes that occurred in the first half of 2003 and continued through September 2003 made major contributions to performance. Our overall goal of seeking competitively advantaged companies with above average long-term growth prospects pointed us to continued increases in our technology exposure. Our single largest sector exposure, before the management transition that took place in November 2003, was technology, driven by improving fundamentals and attractive valuations. During the period covered above we continued to reduce our financial sector exposure as the sector seemed fully valued and the prospects for higher interest rates could hurt performance. Key industry concentrations which had positive affect on performance were technology, industrials and education stocks. Our media and telecommunication stocks did not perform well during the covered period but fortunately were less than 5% of the overall portfolio and had minimal impact on performance.

     The last two months of 2003 were a transition period for the Portfolio. On November 14, 2003 shareholders approved the restructuring of the investment management. Effective December 1, 2003, the Portfolio liquidated and divested all its assets from the Small Cap Core Series, and re-invested directly in the Small Cap Growth and Small Cap Value Series. The initial allocation between the two series was equally divided, with all future allocations and

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

rebalancing managed by the Portfolio's investment adviser, Rodney Square Management Corp. This new investment structure allows the Portfolio to maintain its combined growth and value investment approach through the recommended tactical allocations in the underlying series, which will invest in accordance to its investment policy and strategy. The Portfolio's adviser believes this new format will potentially improve the Portfolio's future returns in consideration to its primary investment strategy of small company investing.

     The following table compares the performance of the Wilmington Small Cap Core Portfolio ("Small Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund for the period prior to June 30, 1998), with that of the Russell 2000 Index since the Portfolio's commencement of operations on March 31, 1997 through December 31, 2003. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Small Cap Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                        Average Annual
                                  Six         -----------------------------------
                                 Months       1 Year       5 Year       Inception
                                 ------       ------       ------       ---------
Small Cap Core                   18.39%       32.59%       4.41%          7.64%
Russell 2000 Index               24.92%       47.25%       7.13%          8.87%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

   Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian

                                         Robert J. Christian
February 9, 2004                         President

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the Portfolio Managers of each of the Portfolios. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                         Large Cap                       Large Cap      Small Cap
                                           Growth        Large Cap         Value         Growth        Small Cap
                                         Portfolio     Core Portfolio    Portfolio      Portfolio    Core Portfolio
                                        ------------   --------------   ------------   -----------   --------------
ASSETS:
Investment in Series, at value........  $ 61,794,534    $63,118,327     $ 52,517,656   $35,991,403    $65,912,319
Other assets..........................             5              3                5            --              7
                                        ------------    -----------     ------------   -----------    -----------
Total assets..........................    61,794,539     63,118,330       52,517,661    35,991,403     65,912,326
                                        ------------    -----------     ------------   -----------    -----------
LIABILITIES:
Accrued expenses......................        15,214          4,258           10,157         3,850          8,818
                                        ------------    -----------     ------------   -----------    -----------
Total liabilities.....................        15,214          4,258           10,157         3,850          8,818
                                        ------------    -----------     ------------   -----------    -----------
NET ASSETS............................  $ 61,779,325    $63,114,072     $ 52,507,504   $35,987,553    $65,903,508
                                        ============    ===========     ============   ===========    ===========
NET ASSETS CONSIST OF:
Paid-in capital.......................  $152,956,485    $65,417,289     $ 56,467,250   $31,054,265    $59,768,920
Accumulated net investment income
  (loss)..............................         4,708        274,398           49,395      (185,082)      (199,050)
Accumulated net realized gain (loss)
  on investments......................   (95,979,035)    (9,998,616)     (11,723,176)      497,324      4,945,782
Net unrealized appreciation
  (depreciation) of investments.......     4,797,167      7,421,001        7,714,035     4,621,046      1,387,856
                                        ------------    -----------     ------------   -----------    -----------
NET ASSETS............................  $ 61,779,325    $63,114,072     $ 52,507,504   $35,987,553    $65,903,508
                                        ============    ===========     ============   ===========    ===========
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING:
  ($0.01 par value, unlimited
  authorized shares Institutional
  Shares).............................     6,223,734      4,299,840        5,793,587     2,216,903      6,479,162
                                        ============    ===========     ============   ===========    ===========
NET ASSET VALUE, offering and
  redemption price per share:
  Institutional Shares................         $9.93         $14.68            $9.06        $16.23         $10.17
                                        ============    ===========     ============   ===========    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                             Large Cap                     Large Cap    Small Cap
                                              Growth        Large Cap        Value        Growth       Small Cap
                                             Portfolio    Core Portfolio   Portfolio    Portfolio    Core Portfolio
                                            -----------   --------------   ----------   ----------   --------------
NET INVESTMENT INCOME FROM SERIES:
  Dividends (net of foreign tax
    withheld).............................  $   346,989     $  491,835     $  500,979   $   11,384    $    128,796
  Interest................................        2,910          7,430          9,387        5,021          10,774
  Securities lending......................           --          4,486          4,997           --          23,568
  Expenses................................     (217,297)      (249,826)(1)   (176,023)    (169,094)       (287,720)
                                            -----------     ----------     ----------   ----------    ------------
    Net investment income (loss) from
       Series.............................      132,602        253,925        339,340     (152,689)       (124,582)
                                            -----------     ----------     ----------   ----------    ------------
EXPENSES:
  Administration and accounting fees......       27,000         27,000         27,000       27,000          27,000
  Transfer agent fees.....................       11,539          9,619          8,396        5,399          12,644
  Reports to shareholders.................        7,528          9,047          7,035        8,068           9,338
  Trustees' fees..........................        6,047          6,047          6,047        6,142           6,047
  Registration fees.......................       16,881         16,557         14,858        8,816          16,392
  Professional fees.......................        4,592          5,751          4,526        2,828           7,743
  Other...................................        1,782          1,878          1,588        1,035           2,054
                                            -----------     ----------     ----------   ----------    ------------
    Total expenses before fee waivers and
       expense reimbursements.............       75,369         75,899         69,450       59,288          81,218
    Expenses reimbursed...................           --        (69,149)            --       (6,623)             --
    Administration and accounting fees
       waived.............................       (6,750)        (6,750)       (11,250)     (20,272)         (6,750)
                                            -----------     ----------     ----------   ----------    ------------
       Total expenses, net................       68,619             --         58,200       32,393          74,468
                                            -----------     ----------     ----------   ----------    ------------
  Net investment income (loss)............       63,983        253,925        281,140     (185,082)       (199,050)
                                            -----------     ----------     ----------   ----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on
    investments...........................   (3,771,279)      (153,500)       624,922    1,233,118      25,879,516
  Net change in unrealized appreciation
    (depreciation) on investments.........   11,530,365      7,403,889      4,663,929    3,864,691     (13,535,126)
                                            -----------     ----------     ----------   ----------    ------------
  Net gain on investments.................    7,759,086      7,250,389      5,288,851    5,097,809      12,344,390
                                            -----------     ----------     ----------   ----------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................  $ 7,823,069     $7,504,314     $5,569,991   $4,912,727    $ 12,145,340
                                            ===========     ==========     ==========   ==========    ============

(1) Expenses from Large Cap Core Series are shown net of $21,058 of fees waived.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                              Large Cap                      Large Cap     Small Cap
                                               Growth        Large Cap         Value        Growth        Small Cap
                                              Portfolio    Core Portfolio    Portfolio     Portfolio    Core Portfolio
                                             -----------   --------------   -----------   -----------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).............  $    63,983    $   253,925     $   281,140   $  (185,082)   $   (199,050)
  Net realized gain (loss) on
    investments............................   (3,771,279)      (153,500)        624,922     1,233,118      25,879,516
  Net change in unrealized appreciation
    (depreciation) on investments..........   11,530,365      7,403,889       4,663,929     3,864,691     (13,535,126)
                                             -----------    -----------     -----------   -----------    ------------
Net increase in net assets resulting from
  operations...............................    7,823,069      7,504,314       5,569,991     4,912,727      12,145,340
                                             -----------    -----------     -----------   -----------    ------------
Distributions to shareholders:
  From net investment income...............      (59,275)      (646,662)       (487,300)           --              --
  From net realized gain...................           --             --              --      (837,985)             --
                                             -----------    -----------     -----------   -----------    ------------
Total distributions........................      (59,275)      (646,662)       (487,300)     (837,985)             --
                                             -----------    -----------     -----------   -----------    ------------
Portfolio share transactions (a):
  Proceeds from shares sold................    2,471,813      2,081,179       6,507,007    23,664,937       4,562,890
  Cost of shares issued on reinvestment of
    distributions..........................       42,262        590,919         365,895       723,329              --
  Cost of shares redeemed..................   (7,118,119)    (7,795,723)     (6,749,222)   (1,310,871)    (24,504,589)
                                             -----------    -----------     -----------   -----------    ------------
Net increase (decrease) in net assets from
  Portfolio share transactions.............   (4,604,044)    (5,123,625)        123,680    23,077,395     (19,941,699)
                                             -----------    -----------     -----------   -----------    ------------
Total increase (decrease) in net assets....    3,159,750      1,734,027       5,206,371    27,152,137      (7,796,359)
NET ASSETS:
  Beginning of period......................   58,619,575     61,380,045      47,301,133     8,835,416      73,699,867
                                             -----------    -----------     -----------   -----------    ------------
  End of period............................  $61,779,325    $63,114,072     $52,507,504   $35,987,553    $ 65,903,508
                                             ===========    ===========     ===========   ===========    ============
  Undistributed net investment income
    (accumulated loss).....................  $     4,708    $   274,398     $    49,395   $  (185,082)   $   (199,050)
                                             ===========    ===========     ===========   ===========    ============

                                               Shares          Shares         Shares        Shares          Shares
                                             -----------    -----------     -----------   -----------    -----------
(a) TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold..............................      262,809        149,764         763,217     1,559,992        468,685
  Shares issued on reinvestment of
    distributions..........................        4,384         41,556          41,674        46,576             --
  Shares redeemed..........................     (755,612)      (562,183)       (786,138)      (82,050)    (2,569,635)
                                             -----------    -----------     -----------   -----------    -----------
  Net increase (decrease) in shares........     (488,419)      (370,863)         18,753     1,524,518     (2,100,950)
  Shares outstanding -- Beginning of
    period.................................    6,712,153      4,670,703       5,774,834       692,385      8,580,112
                                             -----------    -----------     -----------   -----------    -----------
  Shares outstanding -- End of period......    6,223,734      4,299,840       5,793,587     2,216,903      6,479,162
                                             ===========    ===========     ===========   ===========    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                             Large Cap                       Large Cap      Small Cap
                                               Growth        Large Cap         Value          Growth        Small Cap
                                             Portfolio     Core Portfolio    Portfolio     Portfolio(1)   Core Portfolio
                                            ------------   --------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)............  $    (11,351)   $    663,285    $   (164,703)   $  (19,364)    $    385,180
  Net realized loss on investments........   (17,079,820)     (9,290,921)    (12,259,778)      121,555      (11,016,464)
  Net change in unrealized appreciation
    (depreciation) on investments.........    15,851,950       5,459,103       2,823,394       756,355       10,360,823
                                            ------------    ------------    ------------    ----------     ------------
Net increase (decrease) in net assets
  resulting from operations...............    (1,239,221)     (3,168,533)     (9,601,087)      858,546         (270,461)
                                            ------------    ------------    ------------    ----------     ------------
Distributions to shareholders:
  From net investment income..............            --        (586,277)             --            --         (364,656)
  From net realized gain..................            --        (143,719)             --            --          (30,269)
                                            ------------    ------------    ------------    ----------     ------------
Total distributions.......................            --        (729,996)             --            --         (394,925)
                                            ------------    ------------    ------------    ----------     ------------
Portfolio share transactions (a):
  Proceeds from shares sold...............     9,385,917      12,766,238      12,195,531     8,006,596       11,101,791
  Cost of shares issued on reinvestment of
    distributions.........................            --         679,550              --            --          344,918
  Cost of shares redeemed.................   (26,418,823)    (28,997,730)    (35,809,389)      (29,726)     (15,544,206)
                                            ------------    ------------    ------------    ----------     ------------
Net increase (decrease) in net assets from
  Portfolio share transactions............   (17,032,906)    (15,551,942)    (23,613,858)    7,976,870       (4,097,497)
                                            ------------    ------------    ------------    ----------     ------------
Total increase (decrease) in net assets...   (18,272,127)    (19,450,471)    (33,214,945)    8,835,416       (4,762,883)
NET ASSETS:
  Beginning of year.......................    76,891,702      80,830,516     106,914,812            --       52,064,016
                                            ------------    ------------    ------------    ----------     ------------
  End of year.............................  $ 58,619,575    $ 61,380,045    $ 73,699,867    $8,835,416     $ 47,301,133
                                            ============    ============    ============    ==========     ============
  Undistributed net investment income.....  $         --    $    667,135    $         --            --     $    255,555
                                            ============    ============    ============    ==========     ============

                                            Shares          Shares           Shares          Shares          Shares
                                         ------------   --------------   --------------   -------------   ------------
(a) TRANSACTIONS IN CAPITAL SHARES
  WERE:
  Shares sold..........................     1,169,102       1,063,203        1,473,163         694,722       1,593,843
  Shares issued on reinvestment of
    distributions......................            --          56,582           46,051              --              --
  Shares redeemed......................    (3,296,054)     (2,359,813)      (2,094,016)         (2,337)     (4,696,738)
                                         ------------    ------------     ------------    -------------   ------------
  Net increase (decrease) in shares....    (2,126,952)     (1,240,028)        (574,802)        692,385      (3,102,895)
  Shares outstanding -- Beginning of
    year...............................     8,839,105       5,910,731        6,349,636              --      11,683,007
                                         ------------    ------------     ------------    -------------   ------------
  Shares outstanding -- End of year....     6,712,153       4,670,703        5,774,834         692,385       8,580,112
                                         ============    ============     ============    =============   ============

(1) For the period January 2, 2003 (commencement of operations) through June 30, 2003.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS

     The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                                        For the
                               For the                                                   Period
                              Six-Month                                                January 1,
                             Period Ended                                                 1999      For the Fiscal
                             December 31,                                               through       Year Ended
LARGE CAP GROWTH
                                              For the Fiscal Years Ended June 30,
                                 2003       ----------------------------------------    June 30,     December 31,
PORTFOLIO --                 (Unaudited)     2003       2002       2001     2000(+4)    1999(+)        1998(+1)
INSTITUTIONAL SHARES         ------------   -------   --------   --------   --------   ----------   --------------
NET ASSET
  VALUE -- BEGINNING OF
  PERIOD...................    $  8.73      $  8.70   $  12.69   $  33.39   $  25.76    $  23.59       $  21.37
                               -------      -------   --------   --------   --------    --------       --------
INVESTMENT OPERATIONS:
  Net investment income
    (loss)(2)..............       0.01        --(5)         --(5)    (0.08)    (0.14)      (0.02)         (0.01)
  Net realized and
    unrealized gain (loss)
    on investments.........       1.20         0.03      (3.99)    (10.61)      8.70        2.19           5.02
                               -------      -------   --------   --------   --------    --------       --------
    Total from investment
      operations...........       1.21         0.03      (3.99)    (10.69)      8.56        2.17           5.01
                               -------      -------   --------   --------   --------    --------       --------
DISTRIBUTIONS:
  From net investment
    income.................      (0.01)          --         --         --         --          --             --
  From net realized
    gains..................         --           --         --     (10.01)     (0.93)         --          (2.79)
                               -------      -------   --------   --------   --------    --------       --------
    Total distributions....      (0.01)          --         --     (10.01)     (0.93)         --          (2.79)
                               -------      -------   --------   --------   --------    --------       --------
NET ASSET VALUE -- END OF
  PERIOD...................    $  9.93      $  8.73   $   8.70   $  12.69   $  33.39    $  25.76       $  23.59
                               =======      =======   ========   ========   ========    ========       ========
TOTAL RETURN...............     13.86%**      0.35%   (31.44)%   (39.41)%     33.27%       9.20%**       23.58%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(3)
  Expenses:
    Including expense
      limitations..........      0.93%*       0.95%      0.85%      0.76%      0.75%       0.75%*         0.80%
    Excluding expense
      limitations..........      0.96%*       0.98%      0.85%      0.79%      0.77%       0.80%*         0.92%
  Net investment income
    (loss).................      0.21%*     (0.02)%    (0.04)%    (0.37)%    (0.45)%     (0.14)%*       (0.08)%
Portfolio turnover rate....        42%**        51%        75%        78%       111%         16%**          52%
Net Assets at the end of
  period (000 omitted).....    $61,779      $58,620   $ 76,892   $158,318   $277,290    $222,538       $223,151

*    Annualized.
**   Not annualized.
1    Effective February 23, 1998, Wilmington Trust Company
     assumed the responsibility of Adviser to the Large Cap
     Growth Portfolio.
(2)  The net investment loss per share was calculated using
     average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- WT Large Cap Growth Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(4)  Effective November 1, 1999, Roxbury Capital Management, LLC,
     assumed the responsibility of Adviser to the WT Large Cap
     Growth Series.
(5)  Less than $0.01 per share.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial
     highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                            For the
                                           Six-Month
                                          Period Ended
                                          December 31,           For the Fiscal Years Ended June 30,
                                              2003       ---------------------------------------------------
LARGE CAP CORE PORTFOLIO --               (Unaudited)     2003       2002       2001       2000       1999
INSTITUTIONAL SHARES                      ------------   -------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD................................    $ 13.14      $ 13.68   $  18.17   $  24.03   $  22.50   $  18.72
                                            -------      -------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income.................       0.06         0.15       0.11       0.08       0.10       0.12
  Net realized and unrealized gain
    (loss) on investments...............       1.63        (0.55)     (4.15)     (5.15)      1.83       4.14
                                            -------      -------   --------   --------   --------   --------
    Total from investment operations....       1.69        (0.40)     (4.04)     (5.07)      1.93       4.26
                                            -------      -------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income............      (0.15)       (0.11)     (0.08)     (0.04)     (0.12)     (0.14)
  From net realized gains...............         --        (0.03)     (0.37)     (0.75)     (0.28)     (0.34)
                                            -------      -------   --------   --------   --------   --------
    Total distributions.................      (0.15)       (0.14)     (0.45)     (0.79)     (0.40)     (0.48)
                                            -------      -------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD........    $ 14.68      $ 13.14   $  13.68   $  18.17   $  24.03   $  22.50
                                            =======      =======   ========   ========   ========   ========
TOTAL RETURN............................     12.92%**    (2.86)%   (22.66)%   (21.50)%      8.57%     23.25%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations.......      0.80%*       0.80%      0.80%      0.80%      0.80%      0.80%
    Excluding expense limitations.......      1.04%*       1.05%      1.00%      0.98%      0.94%      0.91%
  Net investment income.................      0.81%*       1.04%      0.64%      0.39%      0.40%      0.65%
Portfolio turnover rate.................        13%**        50%        68%        72%        12%         5%
Net Assets at the end of period (000
  omitted)..............................    $63,114      $61,380   $ 80,831   $108,061   $127,812   $139,228

*    Annualized.
**   Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                        For the       For the
                                 For the                                                 Period        Period
                                Six-Month                                              January 1,     June 29,
                               Period Ended                                               1999        1998(1)
                               December 31,    For the Fiscal Years Ended June 30,      through       through
                                   2003       --------------------------------------    June 30,    December 31,
LARGE CAP VALUE PORTFOLIO --   (Unaudited)     2003      2002      2001     2000(3+)    1999(+)       1998(+)
INSTITUTIONAL SHARES           ------------   -------   -------   -------   --------   ----------   ------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD..................    $  8.19      $  8.20   $ 11.13   $ 10.25   $  9.82     $  9.30       $ 10.00
                                 -------      -------   -------   -------   -------     -------       -------
INVESTMENT OPERATIONS:
  Net investment income......       0.05         0.06      0.07      0.09      0.13        0.10          0.10
  Net realized and unrealized
    gain (loss) on
    investments..............       0.90         0.01     (2.68)     0.86      0.50        0.42         (0.58)
                                 -------      -------   -------   -------   -------     -------       -------
    Total from investment
       operations............       0.95         0.07     (2.61)     0.95      0.63        0.52         (0.48)
                                 -------      -------   -------   -------   -------     -------       -------
DISTRIBUTIONS:
  From net investment
    income...................      (0.08)       (0.07)    (0.09)    (0.07)    (0.20)         --         (0.10)
  From net realized gains....         --        (0.01)    (0.23)       --        --          --            --
  In excess of net realized
    gain.....................         --           --        --        --        --          --         (0.12)
                                 -------      -------   -------   -------   -------     -------       -------
    Total distributions......      (0.08)       (0.08)    (0.32)    (0.07)    (0.20)         --         (0.22)
                                 -------      -------   -------   -------   -------     -------       -------
NET ASSET VALUE -- END OF
  PERIOD.....................    $  9.06      $  8.19   $  8.20   $ 11.13   $ 10.25     $  9.82       $  9.30
                                 =======      =======   =======   =======   =======     =======       =======
TOTAL RETURN.................     11.66%**      0.92%   (24.02)%    9.33%     6.61%       5.59%**     (4.79)%**
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(2)
  Expenses:
    Including expense
       limitations...........      0.95%*       1.06%     0.92%     0.77%     0.75%       0.75%*        0.75%*
    Excluding expense
       limitations...........      0.99%*       1.13%     0.93%     0.91%     0.97%       0.84%*        0.88%*
  Net investment income......      1.13%*       0.93%     0.66%     0.96%     1.06%       1.92%*        2.07%*
Portfolio turnover rate......         9%**        87%      100%      109%      136%         25%**         37%**
Net Assets at the end of
  period (000 omitted).......    $52,508      $47,301   $52,064   $82,312   $64,272     $79,060       $93,780

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3) Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC assumed the responsibility of Adviser to the Large Cap Value Series.
+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for periods prior to November 1, 1999 reflects the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                              For the
                                                                For the        Period
                                                               Six-Month     January 2,
                                                              Period Ended    2003(1)
                                                              December 31,    through
                                                                  2003        June 30,
SMALL CAP GROWTH PORTFOLIO --                                 (Unaudited)       2003
INSTITUTIONAL SHARES                                          ------------   ----------
NET ASSET VALUE -- BEGINNING OF PERIOD......................    $ 12.76       $ 10.00
                                                                -------       -------
INVESTMENT OPERATIONS:
  Net investment loss(2)....................................      (0.12)        (0.09)
  Net realized and unrealized gain (loss) on investments....       3.99          2.85
                                                                -------       -------
    Total from investment operations........................       3.87          2.76
                                                                -------       -------
DISTRIBUTIONS:
  From net realized gains...................................      (0.40)           --
                                                                -------       -------
    Total distributions.....................................      (0.40)           --
                                                                -------       -------
NET ASSET VALUE -- END OF PERIOD............................    $ 16.23       $ 12.76
                                                                =======       =======
TOTAL RETURN................................................     30.49%**      27.60%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................      1.75%*        1.75%*
    Excluding expense limitations...........................      1.98%*        9.13%*
  Net investment loss.......................................    (1.61)%*      (1.45)%*
Portfolio turnover rate.....................................        86%**         86%**
Net Assets at the end of period (000 omitted)...............    $35,988       $ 8,835

* Annualized.
**Not annualized.
(1) Commencement of operations.
(2) The net investment loss per share was calculated using the average share outstanding method.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Small Cap Growth Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                                   For the       For the
                                     For the                                                        Period        Period
                                    Six-Month                                                     January 1,     June 29,
                                   Period Ended                                                      1999        1998(1)
                                   December 31,         For the Fiscal Years Ended June 30,        through       through
                                       2003       --------------------------------------------     June 30,    December 31,
SMALL CAP CORE PORTFOLIO --        (Unaudited)     2003         2002          2001     2000(+)     1999(+)       1998(+)
INSTITUTIONAL SHARES               ------------   -------     --------      --------   --------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.......................      $  8.59      $  9.15     $  10.63      $  12.97   $   9.51    $  9.36       $ 10.00
                                     -------      -------     --------      --------   --------    -------       -------
INVESTMENT OPERATIONS:
  Net investment income
    (loss).....................        (0.03)(4)    (0.02)(4)       --(3,4)     0.16         --(3)    0.02          0.02
  Net realized and unrealized
    gain (loss) on
    investments................         1.61        (0.54)       (1.47)        (1.14)      3.50       0.13         (0.62)
                                     -------      -------     --------      --------   --------    -------       -------
    Total from investment
      operations...............         1.58        (0.56)       (1.47)        (0.98)      3.50       0.15         (0.60)
                                     -------      -------     --------      --------   --------    -------       -------
DISTRIBUTIONS:
  From net investment income...           --           --        (0.01)        (0.01)     (0.02)        --         (0.02)
  From net realized gains......           --           --           --         (1.21)     (0.02)        --            --
  In excess of net realized
    gain.......................           --           --           --         (0.14)        --         --         (0.02)
                                     -------      -------     --------      --------   --------    -------       -------
    Total distributions........           --           --        (0.01)        (1.36)     (0.04)        --         (0.04)
                                     -------      -------     --------      --------   --------    -------       -------
NET ASSET VALUE -- END OF
  PERIOD.......................      $ 10.17      $  8.59     $   9.15      $  10.63   $  12.97    $  9.51       $  9.36
                                     =======      =======     ========      ========   ========    =======       =======
TOTAL RETURN...................       18.39%**    (6.12)%     (13.84)%       (6.88)%     36.93%      1.60%**     (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
      limitations..............        1.02%*       1.00%        0.89%         0.83%      0.80%      0.80%*        0.80%*
    Excluding expense
      limitations..............        1.04%*       1.01%        0.89%         0.90%      0.91%      0.90%*        0.95%*
  Net investment income
    (loss).....................      (0.56)%*     (0.21)%      (0.03)%         0.15%      0.02%      0.39%*        0.45%*
Portfolio turnover rate........          25%**        62%          44%           53%        47%         7%**         10%**
Net Assets at the end of period
  (000 omitted)................      $65,904      $73,700     $106,915      $136,236   $103,456    $76,316       $82,156

* Annualized.
**Not annualized.
(1) Commencement of operations.
(2) Effective November 1, 1999, the expense and the net investment income ratios include expenses allocated from the WT Investment Trust I -- Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3) Less than $0.01 per share.
(4) The net investment loss per share was calculated using the average shares outstanding method.
+ Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio
  ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Large Cap Value Portfolio, Wilmington Small Cap Growth Portfolio, and Wilmington Small Cap Core Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of December 31, 2003, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, Wilmington Small Cap Core Portfolio pursues its investment objective by investing in other mutual funds, currently two series of WT Investment Trust I (Small Cap Growth Series and Small Cap Value Series) in accordance with weightings determined by the investment adviser. At December 31, 2003, the Portfolio was invested as follows:

                                                     % of Total                                  % Ownership
                                                     Investments   WT Investment Trust I Series   in Series
                                                     -----------   ----------------------------  -----------
   Small Cap Core Portfolio........................      49%       Small Cap Growth Series           47%
                                                         51%       Small Cap Value Series             6%

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Large Cap Value Portfolio and Wilmington Small Cap Growth Portfolio seek to achieve their investment objectives by investing all of their investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series of WT Investment Trust I in which it invests. As of December 31, 2003, the Wilmington Large Cap Growth, Wilmington Large Cap Core, Wilmington Large Cap Value and Wilmington Small Cap Growth Portfolios owned approximately 100%, 100%, 80% and 53% of its respective Series.

   The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Wilmington Small Cap Core Portfolio is Rodney Square Management Corporation ("RSMC") a wholly owned subsidiary of Wilmington Trust Corporation; however, for its services as investment adviser to the Portfolio, RSMC does not receive an advisory fee. The investment adviser to the Large Cap Core Series is RSMC. The investment adviser to the WT Large Cap Growth and Small Cap Growth Series is Roxbury Management, LLC ("Roxbury"). The investment adviser to the Large Cap Value and Small Cap Value Series is Cramer Rosenthal McGlynn, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC provides administrative and accounting services to the Portfolios. For its services, RSMC is paid a fee of $3,000 for each Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolios. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC and Roxbury have agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% and 1.75% of the average daily net assets of the Large Cap Core Portfolio and Small Cap Growth Portfolio, respectively. These undertakings will remain in place until November 2005 and January 1, 2006, respectively, unless the Board of Trustees approves their earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                              Large Cap                    Large Cap   Small Cap
                                               Growth       Large Cap        Value      Growth       Small Cap
                                              Portfolio   Core Portfolio   Portfolio   Portfolio   Core Portfolio
                                              ---------   --------------   ---------   ---------   --------------
   Six-Month Period ended December 31, 2003
   Ordinary Income..........................   $59,275       $646,662      $487,300    $837,985        $   --
                                               -------       --------      --------    --------        ------
     Total distributions....................   $    --       $646,662      $144,996    $837,985        $   --
                                               =======       ========      ========    ========        ======
   Year ended June 30, 2003
   Ordinary Income..........................   $    --       $586,277      $364,656    $     --        $   --
   Long-term capital gains..................        --        143,719        30,269          --            --
                                               -------       --------      --------    --------        ------
     Total distributions....................   $    --       $729,996      $394,925    $     --        $   --
                                               =======       ========      ========    ========        ======

   The amounts and character of the components of accumulated earnings (deficit) on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                        Large Cap                       Large Cap    Small Cap
                                          Growth        Large Cap         Value       Growth       Small Cap
                                        Portfolio     Core Portfolio    Portfolio    Portfolio   Core Portfolio
                                       ------------   --------------   -----------   ---------   --------------
   Undistributed ordinary income.....  $         --    $   646,540     $   255,555   $128,026     $         --
   Capital loss carryforwards........   (84,336,030)    (7,198,411)     (3,559,568)        --      (12,340,009)
   Post-October losses...............    (7,869,864)    (1,672,080)     (8,702,059)        --       (8,706,625)
   Net unrealized appreciation
     (depreciation) on investments...    (6,735,060)      (936,918)      2,963,635    730,520       15,085,882
                                       ------------    -----------     -----------   --------     ------------
   Total accumulated earnings
     (deficit).......................  $(98,940,954)   $(9,160,869)    $(9,042,437)  $858,546     $ (6,010,752)
                                       ============    ===========     ===========   ========     ============

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Portfolio's capital loss carryforwards will expire as follows:

                                       Large Cap                     Large Cap      Small Cap
                                        Growth        Large Cap        Value         Growth         Small Cap
                                       Portfolio    Core Portfolio   Portfolio      Portfolio     Core Portfolio
                                      -----------   --------------   ----------   -------------   --------------
   6/30/2009........................  $ 4,836,830     $       --     $       --       $ --         $        --
   6/30/2010........................   50,705,900             --             --         --           2,222,786
   6/30/2011........................   28,793,300      7,198,411      3,559,568         --          10,117,223

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Portfolio has elected to defer and treat as having arisen in the following fiscal year.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   RESULTS OF SPECIAL SHAREHOLDERS MEETING

     A special meeting of shareholders of the Wilmington Small Cap Core Portfolio (the "Portfolio") of WT Mutual Fund was held on November 14, 2003. Portfolio shareholders of record on October 3, 2003 were eligible to vote at the meeting. As of the record date there were 7,201,250.324 outstanding shares of the Portfolio. At the meeting the shareholders voted (i) to approve a change to the investment objective of the Portfolio; (ii) to approve the reclassification of the investment objective of the Portfolio from "fundamental" to "non-fundamental"; (iii) to approve changes to the Portfolio's investment policies and strategies; (iv) to approve a new advisory agreement among Rodney Square Management Corporation ("RSMC") and WT Mutual Fund, on behalf of the Small Cap Core Portfolio and (v) to transact such other business that may properly come before the Meeting, or any adjournments thereof. Voting for each proposal was as follows:

Proposal 1:  To approve a change to the investment objective of the Portfolio.

             VOTES FOR  VOTES AGAINST   VOTES ABSTAINED
             ---------  -------------   ---------------
             5,287,153      7,888              0

Proposal 2:  To approve the reclassification of the investment objective of the
             Portfolio from "fundamental" to "non-fundamental".

             VOTES FOR   VOTES AGAINST   VOTES ABSTAINED
             ---------   -------------   ---------------
              88,189       5,206,852            0

Proposal 3:  To approve changes to the Portfolio's investment policies and strategies.

             VOTES FOR  VOTES AGAINST   VOTES ABSTAINED
             ---------  -------------   ---------------
             5,287,153      7,888              0

Proposal 4:  To approve a new advisory agreement among RSMC and WT Mutual Fund, on behalf of the Portfolio.

             VOTES FOR  VOTES AGAINST   VOTES ABSTAINED
             ---------  -------------   ---------------
             5,293,337      1,704              0

WT INVESTMENT TRUST I -- EQUITY SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                       Value
                                          Shares     (Note 2)
                                          -------   -----------
COMMON STOCK -- 99.3%
  AEROSPACE & DEFENSE -- 2.0%
    Lockheed Martin Corp. ..............   23,300   $ 1,197,620
                                                    -----------
   TOTAL AEROSPACE & DEFENSE.....................     1,197,620
                                                    -----------
 COMMUNICATION & BROADCASTING -- 5.7%
    Comcast Corp. -- Class A*...........   51,000     1,595,280
    Viacom, Inc. -- Class B.............   42,500     1,886,150
                                                    -----------
   TOTAL COMMUNICATION & BROADCASTING............     3,481,430
                                                    -----------
 COMPUTER SERVICES -- 11.3%
    Affiliated Computer Services,
      Inc. -- Class A*..................   36,200     1,971,452
    Emulex Corp.*.......................   41,300     1,101,884
    Microsoft Corp. ....................   89,000     2,451,060
    SAP AG -- ADR.......................   31,800     1,321,608
                                                    -----------
   TOTAL COMPUTER SERVICES.......................     6,846,004
                                                    -----------
 CONSUMER PRODUCTS -- 5.8%
    Colgate-Palmolive Co. ..............   36,500     1,826,825
    Mattel, Inc. .......................   87,600     1,688,052
                                                    -----------
   TOTAL CONSUMER PRODUCTS.......................     3,514,877
                                                    -----------
 FINANCE & INSURANCE -- 14.9%
  FINANCIAL SERVICES -- 2.1%
    Goldman Sachs Group, Inc. ..........   12,900     1,273,617
                                                    -----------
  INSURANCE CARRIERS -- 2.2%
    AFLAC, Inc. ........................   36,500     1,320,570
                                                    -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 6.2%
    Capital One Financial Corp. ........   19,800     1,213,542
    Fannie Mae..........................   17,100     1,283,526
    Freddie Mac.........................   22,300     1,300,536
                                                    -----------
                                                      3,797,604
                                                    -----------
  STATE & NATIONAL BANKS -- 4.4%
    State Street Corp. .................   26,500     1,380,120
    Wells Fargo & Co. ..................   21,800     1,283,802
                                                    -----------
                                                      2,663,922
                                                    -----------
   TOTAL FINANCE & INSURANCE.....................     9,055,713
                                                    -----------
 HOTELS & MOTELS -- 2.1%
    Starwood Hotels & Resorts Worldwide,
      Inc. .............................   36,100     1,298,517
                                                    -----------
   TOTAL HOTELS & MOTELS.........................     1,298,517
                                                    -----------

                                                       Value
                                          Shares     (Note 2)
                                          -------   -----------
 MANUFACTURING -- 36.0%
  BIOTECHNOLOGY -- 0.9%
    Amgen, Inc.*........................    8,900   $   550,020
                                                    -----------
  BUILDING MATERIALS & COMPONENTS -- 2.0%
    Masco Corp. ........................   45,000     1,233,450
                                                    -----------
  COMPUTERS & OFFICE EQUIPMENT -- 9.2%
    Cisco Systems, Inc.*................   51,100     1,241,219
    Dell, Inc.*.........................   51,100     1,735,356
    Intel Corp. ........................   40,000     1,288,000
    Lexmark International Group, Inc. --
      Class A*..........................   16,500     1,297,560
                                                    -----------
                                                      5,562,135
                                                    -----------
  FOOD & BEVERAGE -- 4.2%
    Anheuser-Busch Companies, Inc. .....   25,400     1,338,072
    PepsiCo, Inc. ......................   26,000     1,212,120
                                                    -----------
                                                      2,550,192
                                                    -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 4.0%
    General Electric Co. ...............   78,400     2,428,832
                                                    -----------
  PHARMACEUTICAL PREPARATIONS -- 7.3%
    Forest Laboratories, Inc.*..........   22,500     1,390,500
    Pfizer, Inc. .......................   86,000     3,038,380
                                                    -----------
                                                      4,428,880
                                                    -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.0%
    Guidant Corp. ......................   29,900     1,799,980
    Medtronic, Inc. ....................   13,500       656,235
                                                    -----------
                                                      2,456,215
                                                    -----------
  SEMICONDUCTORS -- 2.2%
    Xilinx, Inc.*.......................   33,800     1,309,412
                                                    -----------
  TELECOMMUNICATIONS EQUIPMENT -- 2.2%
    Nokia Corp. ........................   79,000     1,343,000
                                                    -----------
   TOTAL MANUFACTURING...........................    21,862,136
                                                    -----------
 OIL & GAS -- 1.9%
    Praxair, Inc. ......................   30,700     1,172,740
                                                    -----------
   TOTAL OIL & GAS...............................     1,172,740
                                                    -----------
 SERVICES -- 13.3%
  ADVERTISING -- 1.2%
    Getty Images, Inc.*.................   14,500       726,885
                                                    -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                       Value
                                          Shares     (Note 2)
                                          -------   -----------
BUSINESS SERVICES -- 2.1%
    Avery Dennison Corp. ...............   23,000   $ 1,288,460
                                                    -----------
  INTERNET SERVICES -- 2.4%
    eBay, Inc.*.........................   23,000     1,485,570
                                                    -----------
  MEDICAL & HEALTH SERVICES -- 7.6%
    Caremark Rx, Inc.*..................   75,000     1,899,750
    HCA, Inc. ..........................   41,000     1,761,360
    McKesson Corp. .....................   28,700       922,992
                                                    -----------
                                                      4,584,102
                                                    -----------
   TOTAL SERVICES................................     8,085,017
                                                    -----------
 WHOLESALE & RETAIL TRADE -- 6.3%
  RETAIL -- AUTOMOBILES -- 1.0%
    CarMax, Inc.*.......................   19,100       590,763
                                                    -----------
  RETAIL APPAREL & ACCESSORY STORES -- 3.3%
    The TJX Cos., Inc. .................   90,400     1,993,320
                                                    -----------
  RETAIL BUILDING MATERIALS -- 2.0%
    Home Depot, Inc. ...................   35,400     1,256,346
                                                    -----------
   TOTAL WHOLESALE & RETAIL TRADE................     3,840,429
                                                    -----------
   TOTAL COMMON STOCK (COST $55,557,269).........    60,354,483
                                                    -----------
SHORT-TERM INVESTMENTS -- 0.7%
    BlackRock Provident Institutional
      Fund - Temp Cash Fund - Dollar
      Series............................  422,559       422,559
                                                    -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $422,559)...................................       422,559
                                                    -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $55,979,828)+..................................   $60,777,042
                                                    ===========

ADR - American Depository Receipt
* Non-income producing security.
+ The cost for federal income tax purposes was $55,990,835. At December 31, 2003, net unrealized appreciation was $4,786,207. This consisted of aggregate gross unrealized appreciation for all securities which there was an excess of market value over tax cost of $6,736,072 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,949,865.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                   Value
                                      Shares     (Note 2)
                                     --------   -----------
COMMON STOCK -- 97.4%
COMMUNICATION & BROADCASTING -- 8.8%
    Clear Channel Communications,
      Inc.*........................    13,900   $   650,937
    Comcast Corp. -- Class A*(a)...    43,600     1,363,808
    Viacom, Inc. -- Class B*.......    34,400     1,526,672
    Vodafone Group PLC -- ADR(a)...    79,400     1,988,176
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     5,529,593
                                                -----------
 COMPUTER SERVICES -- 10.1%
    BEA Systems, Inc.*(a)..........    60,000       738,000
    EMC Corp.*.....................    48,700       629,204
    Hewlett-Packard Co. ...........    52,500     1,205,925
    International Business Machines
      Corp. .......................    12,300     1,139,964
    Microsoft Corp. ...............    97,700     2,690,658
                                                -----------
   TOTAL COMPUTER SERVICES...................     6,403,751
                                                -----------
 FINANCE & INSURANCE -- 18.1%
  FINANCIAL SERVICES -- 6.5%
    Citigroup, Inc.(a).............    48,250     2,342,054
    U.S. Bancorp...................    57,450     1,710,861
                                                -----------
                                                  4,052,915
                                                -----------
  INSURANCE CARRIERS -- 6.3%
    American International Group,
      Inc. ........................    34,514     2,287,588
    Travelers Property Casualty
      Corp. -- Class A*............   101,662     1,705,888
                                                -----------
                                                  3,993,476
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.1%
    American Express Co.(a)........    14,486       698,660
    Freddie Mac....................    22,100     1,288,872
                                                -----------
                                                  1,987,532
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 1.1%
    Morgan Stanley.................    12,050       697,334
                                                -----------
  STATE & NATIONAL BANKS -- 1.1%
    Bank of America Corp.(a).......     8,550       687,677
                                                -----------
   TOTAL FINANCE & INSURANCE.................    11,418,934
                                                -----------
 MANUFACTURING -- 44.2%
  AIRCRAFT & AEROSPACE -- 2.2%
    United Technologies Corp. .....    14,850     1,407,335
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                     --------   -----------
  BIOTECHNOLOGY -- 4.2%
    Amgen, Inc.*...................    17,400   $ 1,075,320
    Genentech, Inc.*(a)............     7,750       725,168
    Genzyme Corp.*(a)..............     7,450       367,583
    Gilead Sciences, Inc.*(a)......     8,200       476,748
                                                -----------
                                                  2,644,819
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 1.7%
    Dow Chemical Co. ..............    25,700     1,068,349
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 4.2%
    Cisco Systems, Inc.*...........    55,900     1,357,811
    Intel Corp. ...................    41,950     1,350,790
                                                -----------
                                                  2,708,601
                                                -----------
  FOOD & BEVERAGE -- 2.7%
    PepsiCo, Inc. .................    36,150     1,685,313
                                                -----------
  METAL PRODUCTS -- 1.1%
    United States Steel Corp.(a)...    20,150       705,653
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.1%
    General Electric Co. ..........    63,000     1,951,739
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.2%
    Dover Corp. ...................    34,650     1,377,338
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 2.8%
    E.I. DuPont de Nemours &
      Co. .........................    14,600       669,994
    Northrop Grumman Corp.(a)......    11,250     1,075,500
                                                -----------
                                                  1,745,494
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 10.7%
    Abbott Laboratories............    14,200       661,720
    Biogen Idec, Inc.*(a)..........     9,200       338,376
    Johnson & Johnson..............    17,500       904,050
    Lilly Eli & Co. ...............     9,000       632,970
    Merck & Co., Inc. .............    12,500       577,500
    Novartis AG -- ADR.............    25,075     1,150,692
    Pfizer, Inc. ..................    72,700     2,568,490
                                                -----------
                                                  6,833,798
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.6%
    Medtronic, Inc. ...............    20,400       991,644
                                                -----------
  SEMICONDUCTORS -- 2.1%
    Analog Devices, Inc.*..........    16,950       773,768
    Broadcom Corp. -- Class
      A*(a)........................    17,000       579,530
                                                -----------
                                                  1,353,298
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                      Shares     (Note 2)
                                     --------   -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
    Motorola, Inc. ................   114,450   $ 1,610,312
                                                -----------
  TOBACCO -- 2.5%
    Altria Group, Inc.(a)..........    28,600     1,556,412
                                                -----------
  TRANSPORTATION EQUIPMENT -- 0.5%
    Delphi Automotive Systems
      Corp.*.......................    29,200       298,132
                                                -----------
   TOTAL MANUFACTURING.......................    27,938,237
                                                -----------
 OIL & GAS -- 5.5%
    BP Amoco, PLC..................    14,900       735,315
    ConocoPhillips, Inc. ..........    12,569       824,149
    Exxon Mobil Corp. .............    47,100     1,931,100
                                                -----------
   TOTAL OIL & GAS...........................     3,490,564
                                                -----------
 SERVICES -- 1.6%
  MEDICAL & HEALTH SERVICES -- 1.6%
    Cardinal Health, Inc.(a).......    11,050       675,818
    Express Scripts, Inc. -- Class
      A*(a)........................     5,000       332,150
                                                -----------
   TOTAL SERVICES............................     1,007,968
                                                -----------
 TRANSPORTATION -- 1.0%
    Norfolk Southern Corp. ........    26,400       624,360
                                                -----------
   TOTAL TRANSPORTATION......................       624,360
                                                -----------
 WHOLESALE & RETAIL TRADE -- 8.1%
  RETAIL BUILDING MATERIALS -- 2.4%
    Home Depot, Inc.(a)............    43,450     1,542,040
                                                -----------
  RETAIL MERCHANDISING -- 3.6%
    Target Corp. ..................    23,000       883,200
    Wal-Mart Stores, Inc. .........    25,800     1,368,690
                                                -----------
                                                  2,251,890
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                     --------   -----------
  WHOLESALE MISCELLANEOUS -- 2.1%
    Sysco Corp. ...................    34,850   $ 1,297,466
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     5,091,396
                                                -----------
   TOTAL COMMON STOCK (COST $54,074,745).....    61,504,803
                                                -----------
SHORT-TERM INVESTMENTS -- 2.6%
    BlackRock Provident
      Institutional Fund - Temp
      Cash Fund - Institutional
      Series.......................   819,606       819,606
    Sansom Street Fund - Money
      Market Portfolio.............   819,605       819,605
                                                -----------
    TOTAL SHORT-TERM INVESTMENTS (COST
      $1,639,211)............................     1,639,211
                                                -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $55,713,956)+..............................   $63,144,014
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (See Note 4)
  (COST $13,015,985).........................   $13,015,985
                                                ===========

ADR - American Depository Receipt
 *  Non-income producing security.
(a) Security partially or fully on loan. (see Note 4)

 + The cost for federal income tax purposes was $56,273,229. At December 31, 2003, net unrealized appreciation was $6,870,785. This consisted of aggregate gross unrealized appreciation for all securities which there was an excess of market value over tax cost of $7,801,047, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $930,262.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 97.9%
AEROSPACE & DEFENSE -- 1.7%
    General Dynamics Corp. .......     12,300   $ 1,111,797
                                                -----------
   TOTAL AEROSPACE & DEFENSE.................     1,111,797
                                                -----------
 COMMUNICATION & BROADCASTING -- 2.9%
    Cablevision Systems New York
      Group -- Class A*(a)........     60,300     1,410,417
    Viacom, Inc. -- Class B.......     11,400       505,932
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     1,916,349
                                                -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 2.7%
    PPL Corp.(a)..................     40,200     1,758,750
                                                -----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES...     1,758,750
                                                -----------
 ENTERTAINMENT & LEISURE -- 3.7%
    The Walt Disney Co. ..........    102,500     2,391,325
                                                -----------
   TOTAL ENTERTAINMENT & LEISURE.............     2,391,325
                                                -----------
 FINANCE & INSURANCE -- 32.0%
  FINANCIAL SERVICES -- 5.6%
    Citigroup, Inc. ..............     28,000     1,359,120
    U.S. Bancorp..................     76,900     2,290,082
                                                -----------
                                                  3,649,202
                                                -----------
  INSURANCE CARRIERS -- 16.5%
    Ambac Financial Group,
      Inc. .......................     26,000     1,804,140
    American International Group,
      Inc.(a).....................     31,300     2,074,564
    Chubb Corp.(a)................     35,100     2,390,310
    Everest Re Group, Ltd. .......     26,800     2,267,280
    Lincoln National Corp. .......     54,300     2,192,091
                                                -----------
                                                 10,728,385
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.0%
    Washington Mutual, Inc. ......     48,400     1,941,808
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 6.9%
    Mellon Financial Corp. .......     63,500     2,038,985
    Morgan Stanley(a).............     42,000     2,430,540
                                                -----------
                                                  4,469,525
                                                -----------
   TOTAL FINANCE & INSURANCE.................    20,788,920
                                                -----------
 HEALTHCARE -- 2.1%
    WellPoint Health Networks,
      Inc.*.......................     14,300     1,386,957
                                                -----------
   TOTAL HEALTHCARE..........................     1,386,957
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 MANUFACTURING -- 22.3%
  CHEMICAL & ALLIED PRODUCTS -- 2.5%
    Dow Chemical Co. .............     38,400   $ 1,596,288
                                                -----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 3.8%
    Tyco International, Ltd.(a)...     92,800     2,459,200
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 6.8%
    Emerson Electric Co.(a).......     39,700     2,570,575
    General Electric Co.(a).......     60,600     1,877,388
                                                -----------
                                                  4,447,963
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 9.2%
    Abbott Laboratories...........     50,900     2,371,940
    Bristol-Meyers Squibb Co. ....     78,200     2,236,520
    Merck & Co., Inc. ............     29,500     1,362,900
                                                -----------
                                                  5,971,360
                                                -----------
   TOTAL MANUFACTURING.......................    14,474,811
                                                -----------
 OIL & GAS -- 8.6%
    ChevronTexaco Corp. ..........     14,600     1,261,294
    Exxon Mobil Corp. ............     48,500     1,988,500
    Halliburton Co.(a)............     90,800     2,360,800
                                                -----------
   TOTAL OIL & GAS...........................     5,610,594
                                                -----------
 SERVICES -- 3.2%
    Automatic Data Processing,
      Inc. .......................     52,100     2,063,681
                                                -----------
   TOTAL SERVICES............................     2,063,681
                                                -----------
 TECHNOLOGY -- 8.7%
  COMPUTERS & OFFICE EQUIPMENT -- 6.6%
    Hewlett-Packard Co. ..........     97,100     2,230,387
    International Business
      Machines Corp. .............     22,100     2,048,228
                                                -----------
                                                  4,278,615
                                                -----------
 TELECOMMUNICATIONS EQUIPMENT -- 2.1%
    Motorola, Inc. ...............     96,900     1,363,383
                                                -----------
   TOTAL TECHNOLOGY..........................     5,641,998
                                                -----------
 TRANSPORTATION -- 1.6%
    Union Pacific Corp............     15,300     1,063,044
                                                -----------
   TOTAL TRANSPORTATION......................     1,063,044
                                                -----------
 WHOLESALE & RETAIL TRADE -- 8.4%
  RETAIL BUILDING MATERIALS -- 3.2%
    Home Depot, Inc...............     57,200     2,030,028
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
RETAIL DEPARTMENT STORES -- 2.3%
    Target Corp...................     39,400   $ 1,512,960
                                                -----------
  WHOLESALE -- MACHINERY EQUIPMENT -- 2.9%
    W.W. Grainger, Inc.(a)........     40,200     1,905,078
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     5,448,066
                                                -----------
   TOTAL COMMON STOCK (COST $54,444,417).....    63,656,292
                                                -----------
SHORT-TERM INVESTMENTS -- 1.3%
    BlackRock Provident
      Institutional Fund - Temp
      Cash Fund - Dollar Series...    872,772       872,772
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $872,772)...............................       872,772
                                                -----------
                                    Principal      Value
                                     Amount      (Note 2)
                                    ---------   -----------
U.S. TREASURY OBLIGATIONS -- 0.8%
    U.S. Treasury Bills, .92%,
      01/02/04(a).................  $ 250,000   $   249,993
    U.S. Treasury Bills, .90%,
      01/08/04(a).................    250,000       249,957
                                                -----------
   TOTAL U.S. TREASURY OBLIGATIONS (COST
     $499,950)...............................       499,950
                                                -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $55,817,139)+..............................   $65,029,014
                                                ===========
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (See Note 4)
  (COST $16,177,720).........................   $16,177,720
                                                ===========

*   Non-income producing security.
(a) Security partially or fully on loan. (see Note 4)
+ The cost for federal income tax purposes was $55,914,952. At December 31, 2003, net unrealized appreciation was $9,114,062. This consisted of aggregate gross unrealized appreciation for all securities which there was an excess of market value over tax cost of $9,211,875, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $97,813.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 94.8%
COMPUTER SERVICES -- 2.4%
    Extreme Networks, Inc.*.......    110,800   $   798,868
    Verity, Inc.*.................     52,150       870,384
                                                -----------
   TOTAL COMPUTER SERVICES...................     1,669,252
                                                -----------
 COMPUTER SERVICES & SOFTWARE -- 1.7%
    Nuance Communications,
      Inc.*.......................     65,250       498,510
    Safenet, Inc.*................     21,725       668,478
                                                -----------
   TOTAL COMPUTER SERVICES & SOFTWARE........     1,166,988
                                                -----------
 CONSUMER DISCRETIONARY -- 13.1%
  APPAREL & ACCESSORIES -- 1.7%
    Quicksilver, Inc.*............     66,275     1,175,056
                                                -----------
  BROADCASTING & CABLE -- 1.6%
    Entravision Communications
      Corp.*......................    101,250     1,123,875
                                                -----------
  CASINO & GAMING -- 1.4%
    Ameristar Casinos, Inc.*......     38,875       951,271
                                                -----------
  FOOTWEAR -- 0.6%
    Wolverine World Wide, Inc. ...     22,000       448,360
                                                -----------
  HOMEBUILDING -- 2.0%
    Champion Enterprises, Inc.*...     89,025       623,175
    Standard Pacific Corp.........     15,800       767,090
                                                -----------
                                                  1,390,265
                                                -----------
  LEISURE PRODUCTS -- 1.6%
    Callaway Golf Co..............     66,550     1,121,368
                                                -----------
  RETAIL APPAREL -- 1.1%
    AnnTaylor Stores Corp.*.......     19,425       757,575
                                                -----------
  SPECIALTY STORES -- 3.1%
    Conn's, Inc.*.................     29,320       472,052
    Cost Plus, Inc.*..............     19,575       802,575
    O'Reilly Automotive, Inc.*....     22,065       846,413
                                                -----------
                                                  2,121,040
                                                -----------
   TOTAL CONSUMER DISCRETIONARY..............     9,088,810
                                                -----------
 CONSUMER STAPLES -- 2.8%
  FOOD DISTRIBUTORS -- 1.5%
    Hain Celestial Group, Inc.*...     43,750     1,015,437
                                                -----------
  PACKAGED FOODS/MEATS -- 1.3%
    Sunopta, Inc.*................    100,150       924,385
                                                -----------
   TOTAL CONSUMER STAPLES....................     1,939,822
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
    Credence Systems Corp.*.......     49,100   $   646,156
    Varian, Inc.*.................     18,275       762,616
                                                -----------
   TOTAL ELECTRONIC COMPONENTS & EQUIPMENT...     1,408,772
                                                -----------
 ENERGY -- 3.7%
  OIL & GAS DRILLING -- 2.7%
    Patterson-UTI Energy, Inc.*...     32,500     1,069,899
    Unit Corp.*...................     35,125       827,194
                                                -----------
                                                  1,897,093
                                                -----------
  OIL & GAS EQUIPMENT/SERVICES -- 1.0%
    Key Energy Services, Inc.*....     67,650       697,472
                                                -----------
   TOTAL ENERGY..............................     2,594,565
                                                -----------
 FINANCIALS -- 3.6%
  INSURANCE -- PROPERTY/CASUALTY -- 2.6%
    Direct General Corp...........     21,200       701,720
    Philadelphia Consolidated
      Holding Corp.*..............     21,450     1,047,403
                                                -----------
                                                  1,749,123
                                                -----------
  REGIONAL BANKS -- 1.0%
    Sterling Financial Corp.*.....     20,925       716,263
                                                -----------
   TOTAL FINANCIALS..........................     2,465,386
                                                -----------
 HEALTHCARE -- 14.3%
  BIOTECHNOLOGY -- 3.3%
    Alkermes, Inc.*...............     54,625       737,438
    Neurocrine Biosciences,
      Inc.*.......................      8,795       479,679
    Novavax, Inc.*................    103,050       618,300
    Thermogenesis Corp.*..........     87,075       451,049
                                                -----------
                                                  2,286,466
                                                -----------
  HEALTHCARE -- DISTRIBUTORS -- 1.5%
    Henry Schein, Inc.*...........     15,700     1,061,005
                                                -----------
                                                  1,061,005
                                                -----------
  HEALTHCARE -- EQUIPMENT -- 1.6%
    Cyberonics, Inc.*.............     14,675       469,747
    Vital Images, Inc.*...........     37,375       666,770
                                                -----------
                                                  1,136,517
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
HEALTHCARE -- FACILITY -- 4.3%
    AmSurg Corp.*.................      8,650   $   327,749
    United Surgical Partners
      International, Inc.*........     44,025     1,473,956
    VCA Antech, Inc.*.............     34,775     1,077,329
                                                -----------
                                                  2,879,034
                                                -----------
  HEALTHCARE -- SUPPLIES -- 2.3%
    Advanced Neuromodulation
      Systems, Inc.*..............     20,475       941,441
    I-Stat Corp.*.................     44,800       685,440
                                                -----------
                                                  1,626,881
                                                -----------
  PHARMACEUTICALS -- 1.3%
    Flamel Technologies -- ADR*...     16,925       453,421
    Pain Therapeutics, Inc.*......     68,725       477,639
                                                -----------
                                                    931,060
                                                -----------
   TOTAL HEALTHCARE..........................     9,920,963
                                                -----------
 INDUSTRIALS -- 13.3%
  AIR FREIGHT & LOGISTICS -- 0.7%
    Pacer International, Inc.*....     24,050       486,291
                                                -----------
  AIRLINES -- 0.6%
    Frontier Airlines, Inc.*......     27,775       396,072
                                                -----------
  BUILDING PRODUCTS -- 1.0%
    ElkCorp.......................     26,575       709,553
                                                -----------
  CONSTRUCTION & ENGINEERING -- 1.6%
    MasTec, Inc.*.................     77,075     1,141,481
                                                -----------
  MACHINERY -- INDUSTRIAL -- 1.6%
    ESCO Technologies, Inc.*......     25,250     1,102,163
                                                -----------
  SERVICES -- DIVERSIFIED/COMMERCIAL -- 3.0%
    Sylvan Learning Systems,
      Inc.*.......................     48,575     1,398,473
    The Corporate Executive Board
      Co.*........................     14,200       662,714
                                                -----------
                                                  2,061,187
                                                -----------
  SERVICES -- ENVIRONMENTAL -- 1.7%
    Metal Management, Inc.*.......     31,875     1,177,144
                                                -----------
  SERVICES -- OFFICE/SUPPLIES -- 3.1%
    Herman Miller, Inc............     25,700       623,739
    Moore Wallace, Inc.*..........     81,950     1,534,923
                                                -----------
                                                  2,158,662
                                                -----------
   TOTAL INDUSTRIALS.........................     9,232,553
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 INFORMATION TECHNOLOGY -- 30.0%
  APPLICATION SOFTWARE -- 4.3%
    Callidus Software, Inc.*......     26,800   $   474,092
    Lionbridge Technologies,
      Inc.*.......................     78,475       754,145
    Manhattan Associates, Inc.*...     23,250       642,630
    Mentor Graphics Corp.*........     75,350     1,095,589
                                                -----------
                                                  2,966,456
                                                -----------
  COMMUNICATIONS EQUIPMENT -- 4.8%
    Ditech Communications
      Corp.*......................     69,475     1,326,973
    Performance Technolgies,
      Inc.*.......................     36,425       519,056
    Sierra Wireless*..............     45,200       695,176
    Silicon General, Inc.*........    101,750       740,740
                                                -----------
                                                  3,281,945
                                                -----------
  ELECTRONIC MANUFACTURING SERVICES -- 3.0%
    Artesyn Technologies, Inc.*...    110,275       939,543
    Sirenza Microdevices, Inc.*...     86,575       415,560
    TTM Technologies, Inc.*.......     42,550       718,244
                                                -----------
                                                  2,073,347
                                                -----------
  INTERNET SOFTWARE & SERVICES -- 4.7%
    Netegrity, Inc.*..............     49,225       507,510
    Ptek Holdings, Inc.*..........    106,075       934,521
    RADWARE, Ltd.*................     66,325     1,807,355
                                                -----------
                                                  3,249,386
                                                -----------
  SEMICONDUCTOR EQUIPMENT -- 3.5%
    August Technology Corp.*......     56,775     1,053,176
    Genus, Inc.*..................    124,775       748,650
    Ultratech, Inc.*..............     22,325       655,685
                                                -----------
                                                  2,457,511
                                                -----------
  SEMICONDUCTORS -- 5.2%
    Ase Test, Ltd. -- ADR*........     91,150     1,364,516
    Entegris, Inc.*...............     61,350       788,348
    Fairchild Semiconductor
      International, Inc.*........     55,600     1,388,331
                                                -----------
                                                  3,541,195
                                                -----------
  SERVICES -- DATA PROCESSING -- 1.9%
    Alliance Data Systems
      Corp.*......................     47,125     1,304,420
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
SYSTEMS SOFTWARE -- 2.6%
    Filenet Corp.*................     30,075   $   814,431
    Macrovision Corp.*............     22,625       511,099
    Microstrategy, Inc. -- Class
      A*..........................      9,345       490,426
                                                -----------
                                                  1,815,956
                                                -----------
   TOTAL INFORMATION TECHNOLOGY..............    20,690,216
                                                -----------
 MANUFACTURING -- 5.5%
  DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 1.6%
    Armor Holdings, Inc.*.........     40,750     1,072,132
                                                -----------
  MEDICAL & DENTAL SUPPLIES -- 1.3%
    Therasense, Inc.*.............     44,775       908,933
                                                -----------
  MEDICAL PRODUCTS -- 1.1%
    Possis Medical, Inc.*.........     37,875       748,031
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 1.0%
    United Therapeutics Corp.*....     30,375       697,106
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 0.5%
    Remec, Inc.*..................     42,650       358,687
                                                -----------
   TOTAL MANUFACTURING.......................     3,784,889
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
 TRANSPORTATION -- 0.2%
  TRUCKING -- 0.2%
    Overnite Corp.*...............      6,450   $   146,738
                                                -----------
   TOTAL TRANSPORTATION......................       146,738
                                                -----------
 WHOLESALE & RETAIL TRADE -- 2.2%
  RETAIL APPAREL & ACCESSORY STORES -- 0.8%
    Too, Inc.*....................     30,950       522,436
                                                -----------
  RETAIL EATING & DRINKING PLACES -- 1.4%
    Landry's Restaurants, Inc.....     39,410     1,013,625
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     1,536,061
                                                -----------
   TOTAL COMMON STOCK (COST $60,688,263).....    65,645,015
                                                -----------
SHORT-TERM INVESTMENTS -- 5.2%
    BlackRock Provident
      Institutional Fund - Temp
      Cash - Main.................  1,796,287     1,796,287
    BlackRock Provident
      Institutional Fund - Temp
      Fund - Main.................  1,796,286     1,796,286
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $3,592,573).............................     3,592,573
                                                -----------
TOTAL INVESTMENTS -- 100.0% (COST
  $64,280,836)+..............................   $69,237,588
                                                ===========

ADR - American Depository Receipt
* Non-income producing security.
+ The cost for federal income tax purposes was $64,624,158. At December 31, 2003, net unrealized appreciation was $4,613,430. This consisted of aggregate gross unrealized appreciation for all securities which there was an excess of market value over tax cost of $5,247,609, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $634,179.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
  (Showing Percentage of Total Investments)

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
COMMON STOCK -- 95.8%
AEROSPACE -- 2.0%
    DRS Technologies, Inc.*.....     384,300   $ 10,675,854
                                               ------------
   TOTAL AEROSPACE..........................     10,675,854
                                               ------------
 COMMUNICATION & BROADCASTING -- 1.0%
  TELECOMMUNICATIONS -- 1.0%
    Lightbridge, Inc.*..........     573,700      5,220,670
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......      5,220,670
                                               ------------
 COMPUTER SERVICES -- 7.2%
    Insight Enterprises,
      Inc.*.....................     770,900     14,492,920
    Macromedia, Inc.*...........     449,700      8,022,648
    Quantum Corp.*..............   2,387,800      7,449,936
    Transaction Systems
      Architects, Inc.*.........     406,400      9,196,832
                                               ------------
   TOTAL COMPUTER SERVICES..................     39,162,336
                                               ------------
 CONSUMER DISCRETIONARY -- 2.4%
  CONSUMER ELECTRONICS -- 2.4%
    Take-Two Interactive
      Software, Inc.*(a)........     458,700     13,215,147
                                               ------------
   TOTAL CONSUMER DISCRETIONARY.............     13,215,147
                                               ------------
 ENTERTAINMENT & LEISURE -- 3.2%
    Alliance Gaming Corp.*......     298,100      7,348,165
    AMC Entertainment, Inc.*....     447,500      6,806,475
    Intrawest Corp. ............     192,200      3,553,778
                                               ------------
   TOTAL ENTERTAINMENT & LEISURE............     17,708,418
                                               ------------
 FINANCE & INSURANCE -- 11.4%
  INSURANCE CARRIERS -- 5.7%
    AmerUs Group Co.(a).........     255,800      8,945,326
    Everest Re Group, Ltd. .....      79,200      6,700,320
    First American Corp. .......     312,100      9,291,217
    Hub International, Ltd. ....     368,200      6,171,032
                                               ------------
                                                 31,107,895
                                               ------------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.4%
    Bankunited Financial
      Corp.*....................     347,700      8,967,183
    Cardinal Financial Corp.*...     271,900      2,251,332
    Glacier Bancorp, Inc. ......      68,380      2,215,512
    KNBT Bancorp, Inc.*.........     304,300      5,349,594
    Provident Financial
      Services, Inc.*...........     289,000      5,462,100
                                               ------------
                                                 24,245,721
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  STATE & NATIONAL BANKS -- 1.3%
    Community First Bankshares,
      Inc. .....................     240,800   $  6,968,752
                                               ------------
   TOTAL FINANCE & INSURANCE................     62,322,368
                                               ------------
 HEALTHCARE -- 9.1%
    Apria Healthcare Group,
      Inc.*(a)..................     594,400     16,922,568
    Haemonetics Corp.*..........     443,000     10,583,270
    Neighborcare, Inc.*.........     400,700      7,913,825
    TLC Vision Corp.*...........     353,960      2,346,755
    Viasys Healthcare, Inc.*....     575,600     11,857,360
                                               ------------
   TOTAL HEALTHCARE.........................     49,623,778
                                               ------------
 MANUFACTURING -- 19.1%
  AUTO PARTS & EQUIPMENT -- 1.4%
    Lear Corp. .................     128,500      7,880,905
                                               ------------
  CHEMICAL & ALLIED PRODUCTS -- 2.2%
    Airgas, Inc. ...............     293,050      6,294,714
    Compass Minerals
      International, Inc.*......     409,500      5,847,660
                                               ------------
                                                 12,142,374
                                               ------------
  DIVERSIFIED -- MANUFACTURING INDUSTRIES -- 3.0%
    A. O. Smith, Corp. .........     199,100      6,978,455
    ESCO Technologies, Inc.*....      48,700      2,125,755
    Griffon Corp.*..............     342,300      6,934,998
    Mascotech, Inc., Escrow*....      49,600              0
                                               ------------
                                                 16,039,208
                                               ------------
  ELECTRICAL EQUIPMENT -- 1.5%
    EMCOR Group, Inc.*(a).......     186,700      8,196,130
                                               ------------
  FOOD & BEVERAGE -- 1.6%
    Chiquita Brands
      International, Inc.*(a)...     397,900      8,964,687
                                               ------------
  MACHINE TOOLS -- 4.2%
    Kennametal, Inc. ...........     239,400      9,516,150
    Snap-On, Inc.*..............     400,700     12,918,568
                                               ------------
                                                 22,434,718
                                               ------------
  MACHINERY & HEAVY EQUIPMENT -- 2.3%
    Terex Corp.*(a).............     436,100     12,420,128
                                               ------------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 0.9%
    IDEX Corp. .................     124,000      5,157,160
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.0%
    Conmed Corp.*...............     447,100   $ 10,640,980
                                               ------------
   TOTAL MANUFACTURING......................    103,876,290
                                               ------------
 OIL & GAS -- 2.4%
    Brigham Exploration Co.*....     711,800      5,715,042
    Pride International,
      Inc.*(a)..................     398,500      7,428,040
                                               ------------
   TOTAL OIL & GAS..........................     13,143,082
                                               ------------
 REAL ESTATE INVESTMENT TRUSTS -- 2.0%
    Highland Hospitality
      Corp.*....................     256,900      2,800,210
    Ventas, Inc. ...............     358,300      7,882,600
                                               ------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS......     10,682,810
                                               ------------
 SERVICES -- 11.5%
  BUSINESS SERVICES -- 6.1%
    BISYS Group, Inc.*(a).......     723,800     10,770,144
    Forrester Research, Inc.*...     445,100      7,953,937
    G & K Services, Inc. .......     174,100      6,398,175
    Watson Wyatt & Co.
      Holdings*.................     324,300      7,831,845
                                               ------------
                                                 32,954,101
                                               ------------
  COMMERCIAL SERVICES -- 2.9%
    NDCHealth Corp.(a)..........     318,800      8,167,656
    Interactive Data Corp.*.....     471,500      7,808,040
                                               ------------
                                                 15,975,696
                                               ------------
  PRINTING & PUBLISHING -- 1.3%
    Journal Communications,
      Inc.  -- Class A..........     392,600      7,274,878
                                               ------------
  SANITARY SERVICES -- 1.2%
    Casella Waste Systems,
      Inc.*.....................     474,093      6,490,333
                                               ------------
   TOTAL SERVICES...........................     62,695,008
                                               ------------
 TECHNOLOGY -- 4.5%
    Electro Scientific
      Industries, Inc.*.........     283,500      6,747,300
    SkillSoft PLC -- ADR*.......   2,067,800     17,886,470
                                               ------------
   TOTAL TECHNOLOGY.........................     24,633,770
                                               ------------
 TRANSPORTATION -- 4.8%
  AIR FREIGHT -- 1.3%
    CNF, Inc. ..................     208,300      7,061,370
                                               ------------
  AIRLINES -- 1.7%
    Pinnacle Airlines Corp.*....     443,200      6,156,048
    Skywest, Inc. ..............     173,900      3,151,068
                                               ------------
                                                  9,307,116
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  RAILROADS -- 1.8%
    RailAmerica, Inc.*..........     820,400   $  9,680,720
                                               ------------
   TOTAL TRANSPORTATION.....................     26,049,206
                                               ------------
 WHOLESALE & RETAIL TRADE -- 15.2%
  BUSINESS EQUIPMENT & SERVICES -- 1.6%
    United Stationers, Inc.*....     214,300      8,769,156
                                               ------------
  RETAIL APPAREL & ACCESSORY STORES -- 2.8%
    J. Jill Group, Inc.*........     588,500      7,479,835
    Too, Inc.*..................     458,600      7,741,168
                                               ------------
                                                 15,221,003
                                               ------------
  RETAIL EATING & DRINKING PLACES -- 3.1%
    Landry's Restaurants,
      Inc. .....................     655,000     16,846,600
                                               ------------
  SPECIALTY RETAIL STORES -- 6.2%
    Central Garden & Pet Co.*...     294,700      8,260,441
    Hollywood Entertainment
      Corp.*....................     416,100      5,721,375
    School Specialty,
      Inc.*(a)..................     465,400     15,828,254
    West Marine, Inc.*..........     156,600      4,355,046
                                               ------------
                                                 34,165,116
                                               ------------
  WHOLESALE -- INDUSTRIAL SUPPLIES -- 1.5%
    Hughes Supply, Inc. ........     164,000      8,137,680
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........     83,139,555
                                               ------------
   TOTAL COMMON STOCK (COST $401,809,843)...    522,148,292
                                               ------------
SHORT-TERM INVESTMENTS -- 4.2%
    BlackRock Provident
      Institutional Fund - Temp
      Cash Fund - Institutional
      Series....................  11,547,815     11,547,815
    BlackRock Provident
      Institutional Fund - Temp
      Fund - Institutional
      Series....................  11,547,814     11,547,814
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $23,095,629)...........................     23,095,629
                                               ------------
TOTAL INVESTMENTS -- 100.0% (COST
  $424,905,472)+............................   $545,243,921
                                               ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                  Value
                                                 (Note 2)
                                               ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
FOR LOANED SECURITIES (See Note 4)
(COST $68,529,500)..........................   $ 68,529,500
                                               ============

ADR - American Depository Receipt
*   Non-income producing security.
(a) Security partially or fully on loan. (see Note 4)
+ The cost for federal income tax purposes was $427,356,039. At December 31, 2003, net unrealized appreciation was $117,887,882. This consisted of aggregate gross unrealized appreciation for all securities which there was an excess of market value over tax cost of $118,944,757, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,056,875.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                         WT Large Cap                  Large Cap      Small Cap     Small Cap
                                            Growth       Large Cap       Value         Growth         Value
                                            Series      Core Series      Series        Series         Series
                                         ------------   -----------   ------------   -----------   ------------
ASSETS:
Investment in securities, at value*....  $60,777,042    $63,144,014   $65,029,014    $69,237,588   $545,243,921
Securities lending collateral..........           --     13,015,985    16,177,720             --     68,529,500
Receivable for contributions...........      140,100             --       141,375        290,000        346,322
Receivable for investments sold........    2,176,845             --            --             --      8,140,192
Dividends and interest receivable......       61,905        103,699       153,021          5,067        199,998
                                         -----------    -----------   -----------    -----------   ------------
Total assets...........................   63,155,892     76,263,698    81,501,130     69,532,655    622,459,933
                                         -----------    -----------   -----------    -----------   ------------
LIABILITIES:
Obligation to return securities lending
  collateral...........................           --     13,015,985    16,177,720             --     68,529,500
Payable for withdrawals................       35,680             --        35,163         30,942         78,545
Payable for investments purchased......    1,282,344             --            --      1,142,242        816,750
Accrued advisory fee...................       28,508         32,486        29,804         54,749        343,840
Other accrued expenses.................       14,212         16,723        14,360          8,095         51,563
                                         -----------    -----------   -----------    -----------   ------------
Total liabilities......................    1,360,744     13,065,194    16,257,047      1,236,028     69,820,198
                                         -----------    -----------   -----------    -----------   ------------
NET ASSETS.............................  $61,795,148    $63,198,504   $65,244,083    $68,296,627   $552,639,735
                                         ===========    ===========   ===========    ===========   ============
*Investments at cost...................  $55,979,828    $55,713,956   $55,817,139    $64,280,836   $424,905,472

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                             WT Large Cap                 Large Cap    Small Cap     Small Cap
                                                Growth       Large Cap      Value        Growth        Value
                                                Series      Core Series     Series       Series       Series
                                             ------------   -----------   ----------   ----------   -----------
INVESTMENT INCOME:
  Dividends................................  $   346,993    $  493,739    $  609,472   $   11,958   $ 1,250,067
  Interest.................................        2,910         7,439        11,364        6,741        70,333
  Securities lending.......................           --         4,491         6,062           --        25,823
  Foreign tax withheld.....................           --        (1,312)           --           --        (7,685)
                                             -----------    ----------    ----------   ----------   -----------
  Total investment income..................      349,903       504,357       626,898       18,699     1,338,538
                                             -----------    ----------    ----------   ----------   -----------
EXPENSES:
  Advisory fees............................      168,266       218,885       165,299      141,870     1,715,966
  Administration and accounting fees.......       28,682        29,315        28,176       13,300       214,496
  Custody fees.............................        7,311         8,466         6,088       40,627        31,889
  Trustees' fees...........................        2,119         2,118         2,034        2,119         2,034
  Professional fees........................        8,944        10,252        10,139        3,492        22,740
  Other....................................        1,977         2,172         2,066        2,280         3,871
                                             -----------    ----------    ----------   ----------   -----------
    Total expenses before fee waivers......      217,299       271,208       213,802      203,688     1,990,996
    Fees waived............................           --       (21,083)           --           --            --
                                             -----------    ----------    ----------   ----------   -----------
       Total expenses, net.................      217,299       250,125       213,802      203,688     1,990,996
                                             -----------    ----------    ----------   ----------   -----------
  Net investment income (loss).............      132,604       254,232       413,096     (184,989)     (652,458)
                                             -----------    ----------    ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on
    investments............................   (3,771,287)     (153,686)      714,398      694,077    36,522,199
  Change in unrealized appreciation
    (depreciation) on investments..........   11,530,446     7,412,925     5,766,994    4,200,157    58,636,479
                                             -----------    ----------    ----------   ----------   -----------
  Net gain on investments..................    7,759,159     7,259,239     6,481,392    4,894,234    95,158,678
                                             -----------    ----------    ----------   ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................  $ 7,891,763    $7,513,471    $6,894,488   $4,709,245   $94,506,220
                                             ===========    ==========    ==========   ==========   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ended December 31, 2003 (Unaudited)

                                            WT Large Cap                  Large Cap       Small Cap      Small Cap
                                               Growth       Large Cap       Value          Growth          Value
                                               Series      Core Series      Series         Series          Series
                                            ------------   -----------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)............  $   132,604    $   254,232   $   413,096     $  (184,989)   $   (652,458)
  Net realized gain (loss) on
    investments...........................   (3,771,287)      (153,686)      714,398         694,077      36,522,199
  Net change in unrealized appreciation
    (depreciation) on investments.........   11,530,446      7,412,925     5,766,994       4,200,157      58,636,479
                                            -----------    -----------   -----------     -----------    ------------
Net increase in net assets resulting from
  operations..............................    7,891,763      7,513,471     6,894,488       4,709,245      94,506,220
                                            -----------    -----------   -----------     -----------    ------------
Transactions in beneficial interest:
  Contributions...........................    2,471,813      2,144,519     9,721,341      59,121,447     156,011,527
  Withdrawals.............................   (7,204,403)    (7,919,201)   (7,465,765)     (4,370,756)    (77,201,566)
                                            -----------    -----------   -----------     -----------    ------------
Net increase (decrease) in net assets from
  transactions in beneficial interest.....   (4,732,590)    (5,774,682)    2,255,576      54,750,691      78,809,961
                                            -----------    -----------   -----------     -----------    ------------
Total increase in net assets..............    3,159,173      1,738,789     9,150,064      59,459,936     173,316,181
NET ASSETS:
  Beginning of period.....................   58,635,975     61,459,715    56,094,019       8,836,691     379,323,554
                                            -----------    -----------   -----------     -----------    ------------
  End of period...........................  $61,795,148    $63,198,504   $65,244,083     $68,296,627    $552,639,735
                                            ===========    ===========   ===========     ===========    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                             WT Large Cap                   Large Cap     Small Cap
                                                Growth       Large Cap        Value         Growth      Small Cap
                                                Series      Core Series       Series      Series(1)    Core Series
                                             ------------   ------------   ------------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income....................  $   120,592    $    663,959   $    583,685   $  (19,373)  $    14,388
  Net realized loss on investments and
    foreign currency.......................  (17,079,926)     (9,298,581)   (12,469,058)     121,599   (12,259,951)
  Net realized loss on futures contracts...           --              --             --                         --
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency.......................   15,852,059       5,464,032     11,705,982      756,595     2,823,502
                                             ------------   ------------   ------------   ----------   -----------
Net decrease in net assets resulting from
  operations...............................   (1,107,275)     (3,170,590)      (179,391)     858,821    (9,422,061)
                                             ------------   ------------   ------------   ----------   -----------
Transactions in beneficial interest:
  Contributions............................    9,382,721      12,925,884     14,714,660    8,052,871    12,195,531
  Withdrawals..............................  (26,587,965)    (29,219,710)   (17,352,626)     (75,001)  (36,008,523)
                                             ------------   ------------   ------------   ----------   -----------
Net increase (decrease) in net assets from
  transactions in beneficial interest......  (17,205,244)    (16,293,826)    (2,637,966)   7,977,870   (23,812,992)
                                             ------------   ------------   ------------   ----------   -----------
Total increase (decrease) in net assets....  (18,312,519)    (19,464,416)    (2,817,357)   8,836,691   (33,235,053)
NET ASSETS:
  Beginning of year........................   76,948,494      80,924,131     58,911,376           --   106,953,318
                                             ------------   ------------   ------------   ----------   -----------
  End of year..............................  $58,635,975    $ 61,459,715   $ 56,094,019   $8,836,691   $73,718,265
                                             ============   ============   ============   ==========   ===========

(1) For the period January 2, 2003 (commencement of operation) through June 30, 2003.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Large Cap Value Series, Small Cap Growth Series and Small Cap Value Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Large Cap Core Series. The investment adviser to the WT Large Cap Growth and Small Cap Growth Series is Roxbury Capital Management, LLC. The investment adviser to the Large Cap Value Series and Small Cap Value Series is Cramer

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Rosenthal McGlynn, LLC. Each adviser is an affiliate of RSMC. For its services, each adviser receives a fee as follows:

                                                                % of Average Daily Net Assets
                                                 ------------------------------------------------------------
   WT Large Cap Growth Series                    .55% up to $1 billion; .50% of next $1 billion; and
                                                 .45% in excess of $2 billion
   Large Cap Core Series                         .70% up to $1 billion; .65% of next $1 billion; and
                                                 .60% in excess of $2 billion
   Large Cap Value Series                        .55% up to $1 billion; .50% of next $1 billion; and
                                                 .45% in excess of $2 billion
   Small Cap Growth Series                       1.00% up to $1 billion; .95% of next $1 billion; and
                                                 .90% in excess of $2 billion
   Small Cap Value Series                        .75% up to $1 billion; .70% of next $1 billion; and
                                                 .65% in excess of $2 billion

   RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% and 1.75% of the average daily net assets of the Large Cap Core Series and Small Cap Growth Series. These undertakings will remain in place until November 2005 and January 1, 2006, respectively, unless the Board of Trustees approves their earlier termination.

   RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of each Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. Large Cap Core, Large Cap Value and Small Cap Value Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2003, the market value of securities on loan for the Large Cap Core, Large Cap Value and Small Cap Value Series was $12,602,816, $15,638,674, and $64,878,936, respectively, and the market value of the related collateral was $13,015,985, $16,177,720, and $68,529,500, respectively. The securities on loan were collateralized by the following:

                                                              Large Cap     Large Cap      Small Cap
                                                             Core Series   Value Series   Value Series
                                                             -----------   ------------   ------------
   American Express FRN, 1.12% due 1/22/04.................  $ 1,156,744   $        --    $        --
   Amsterdam ABCP, 1.10% due 1/05/04.......................      317,659            --             --
   Bear Stearns VRN, 1.12% due 1/02/04.....................           --            --      4,377,404
   Bear Stearns FRN, 1.12% due 1/02/04.....................           --            --      2,851,789
   Blackrock Institutional Money Market Trust, 1.075% due
     1/02/04...............................................    1,786,380     2,658,600     35,522,517
   Chase Manhattan Bank TD, .875% due 1/02/04..............      661,415       425,981        694,609
   Concord MTE ABCP, 1.13% due 2/12/04.....................           --            --      1,031,691
   Fairway Fin ABCP, 1.10% due 1/12/04.....................           --       491,383             --
   GE Capital FRN, 1.13% due 1/02/04.......................           --     2,236,903             --
   GE Capital CP, 1.11% due 2/05/04........................      535,926            --             --
   Goldman Sachs FRN, 1.14% due 1/06/04....................      115,168            --        774,575
   Lexington Prkr ABCP, 1.10% due 1/12/04..................      123,208            --      5,221,173
   Merrill Lynch FRN, 1.13% due 1/02/04....................           --     2,202,542      3,803,068
   Merrill Lynch MSTR FRN, 1.13% due 1/02/04...............      683,372            --         10,673
   Morgan Stanley CRP FRN, 1.08% due 1/02/04...............      322,132       981,062             --
   Morgan Stanley CRP FRN, 1.03% due 1/02/04...............    2,052,989       902,612             --
   Morgan Stanley FRN, 1.08% due 1/02/04...................           --            --      1,129,721
   Morgan Stanley FRN, 1.03% due 1/02/04...................           --     2,396,531        253,174
   Natexis Banques FRN, 1.035% due 1/02/04.................      551,141       102,378             --
   Silver Tower ABCP, 1.13% due 2/02/04....................    1,862,211     1,379,966             --
   Soc Gen FRN, 1.075% due 1/02/04.........................      682,044            --             --
   Tannehill ABCP, 1.10% due 1/08/04.......................    1,399,821     1,944,561      6,316,568
   Tulip ABCP, 1.10% due 1/21/04...........................      662,392            --             --
   West LB FRN, 1.11% due 1/23/04..........................           --            --      4,352,019
   West LB FRN, 1.13% due 10/12/04.........................           --            --      1,421,300
   UBS Warburg TD, 0.937% due 1/02/04......................      103,383       455,201        769,219
                                                             -----------   -----------    -----------
                                                             $13,015,985   $16,177,720    $68,529,500
                                                             ===========   ===========    ===========

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2003 purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                                  Small Cap
                                    WT Large Cap     Large Cap     Large Cap       Growth       Small Cap
                                    Growth Series   Core Series   Value Series     Series      Value Series
                                    -------------   -----------   ------------   -----------   ------------
    Purchases.....................   $25,341,330    $ 7,793,102   $10,341,727    $75,013,720   $241,814,530
    Sales.........................    29,744,530     12,266,287     5,178,437     22,451,016    179,505,303

6. FINANCIAL HIGHLIGHTS

                                             For the                                                      For the
                                            Six Month                                                     Period
                                          Period Ended       For the Fiscal Years Ended June 30,    November 1, 2000(1)
                                        December 31, 2003   -------------------------------------         through
                                           (Unaudited)        2003         2002          2001          June 30, 2000
                                        -----------------   ---------   -----------   -----------   -------------------
    WT LARGE CAP GROWTH SERIES
    Total Return......................       13.87%**         0.58%      (31.32)%      (39.35)%            28.40%**
    Ratios to Average Net Assets:
      Expenses........................        0.71%*          0.72%         0.69%         0.69%             0.67%*
      Net investment income (loss)....        0.43%*          0.21%         0.11%       (0.31)%           (0.47)%*
    Portfolio Turnover Rate...........          42%**           51%           75%           78%               88%**

                                          For the
                                         Six Month
                                       Period Ended           For the Fiscal Years Ended June 30,
                                     December 31, 2003   ----------------------------------------------
                                        (Unaudited)        2003       2002       2001     2000    1999
                                     -----------------   --------   --------   --------   -----   -----
    LARGE CAP CORE SERIES
    Total Return...................       12.91%**        (2.86)%   (22.66)%   (21.50)%   8.53%     N/A
    Ratios to Average Net Assets:
      Expenses:
         Including expense
           limitations.............        0.80%*           0.80%      0.80%      0.80%   0.80%   0.74%
         Excluding expense
           limitations.............        0.87%*           0.87%      0.84%      0.86%   0.84%   0.85%
      Net investment income........        0.81%*           1.04%      0.64%      0.39%   0.40%   0.70%
    Portfolio Turnover Rate........          13%**            50%        68%        72%     12%      5%**

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                              For the                                                     For the
                                             Six Month                                                    Period
                                           Period Ended      For the Fiscal Years Ended June 30,    November 1, 2000(1)
                                         December 31, 2003   ------------------------------------         through
                                            (Unaudited)        2003          2002          2001        June 30, 2000
                                         -----------------   ---------    -----------    --------   -------------------
    LARGE CAP VALUE SERIES
    Total Return.......................       11.79%**         1.21%       (23.81)%       9.38%            18.70%**
    Ratios to Average Net Assets:
      Expenses.........................        0.71%*          0.76%          0.71%       0.72%             0.69%*
      Net investment income............        1.37%*          1.23%          0.86%       1.01%             0.82%*
    Portfolio Turnover Rate............           9%**           87%           100%        109%              110%**

                                                                       For the
                                                                      Six Month         For the Period
                                                                    Period Ended      January 2, 2003(1)
                                                                  December 31, 2003        through
                                                                     (Unaudited)        June 30, 2003
                                                                  -----------------   ------------------
    SMALL CAP GROWTH SERIES
    Total Return................................................        30.72%**             27.60%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations..........................         1.44%*               1.75%*
         Excluding expense limitations..........................         1.44%*               3.18%*
      Net investment loss.......................................       (1.30)%*             (1.45)%*
    Portfolio Turnover Rate.....................................           86%**                86%**

                                              For the                                                    For the
                                             Six Month                                                   Period
                                           Period Ended      For the Fiscal Years Ended June 30,   November 1, 1999(1)
                                         December 31, 2003   -----------------------------------         through
                                            (Unaudited)         2003          2002        2001        June 30, 2000
                                         -----------------   -----------    --------    --------   -------------------
    SMALL CAP VALUE SERIES
    Total Return.......................        23.48%**        (1.87)%       3.46%       4.27%            19.70%**
    Ratios to Average Net Assets:
      Expenses.........................         0.87%*           0.88%       0.88%       0.90%             0.87%*
      Net investment income (loss).....       (0.29)%*              0%(2)    0.33%       1.05%           (0.32)%*
    Portfolio Turnover Rate............           41%**            74%         61%         90%               65%**

------------------------
* Annualized.
** Not annualized.
(1) Commencement of operations.
(2) Less than (0.01)%.

7. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same Board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment            57        Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                            Management
                              Chief           or removal. Trustee,  Wilmington Trust                      Corporation
                              Executive       President and         Company since                         (registered
                              Officer and     Chairman of the       February 1996.                        investment
                              Chairman of     Board since October                                         adviser);
                              the Board       1998.                                                       Wilmington
                                                                                                          Low
                                                                                                          Volatility
                                                                                                          Fund of
                                                                                                          Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director,          57        None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management
    Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital
    Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ROBERT H. ARNOLD                 Trustee      Shall serve until     Founder and                 57        None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER                 Trustee      Shall serve until     Dean, School of             57        Wilmington
Date of Birth: 12/41                          death, resignation    Business                              Low
                                              or removal. Trustee   Administration of                     Volatility
                                              since October 1999.   Widener University                    Fund of
                                                                    since July 2001.                      Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO             Trustee      Shall serve until     Consultant,                 57        Wilmington
Date of Birth: 3/43                           death, resignation    financial services                    Low
                                              or removal. Trustee   organizations from                    Volatility
                                              since October 1998.   1997 to present;                      Fund of
                                                                    Interim President,                    Funds; Kalmar
                                                                    LaSalle University                    Pooled
                                                                    from 1998 to 1999;                    Investment
                                                                    President and Chief                   Trust;
                                                                    Executive Officer,                    Independence
                                                                    Philadelphia Stock                    Blue Cross;
                                                                    Exchange from 1981                    Fotoball,
                                                                    to 1997.                              U.S.A.
                                                                                                          (sporting and
                                                                                                          athletics
                                                                                                          goods
                                                                                                          manufacturer);
                                                                                                          DaisyTek
                                                                                                          International
                                                                                                          (wholesale
                                                                                                          paper and
                                                                                                          paper
                                                                                                          products);
                                                                                                          Selas
                                                                                                          Corporation
                                                                                                          of America
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
LOUIS KLEIN, JR.                 Trustee      Shall serve until     Self-employed               57        Manville
Date of Birth: 5/35                           death, resignation    financial consultant                  Personal
                                              or removal. Trustee   since 1991.                           Injury
                                              since October 1999.                                         Settlement
                                                                                                          Trust; WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer).

CLEMENT C. MOORE, II             Trustee      Shall serve until     Managing Partner,           57        None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN                 Trustee      Shall serve until     Retired since 1993.         57        None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT                  Trustee      Shall serve until     Dean and Professor          57        Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                     Low
                                              or removal. Trustee   University School of                  Volatility
                                              since November 2001.  Law since July 1997.                  Fund of
                                                                    Associate Dean for                    Funds; St.
                                                                    Academic Affairs                      Thomas More
                                                                    University of                         Society of
                                                                    Maryland School of                    Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

EXECUTIVE OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,            N/A             N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                            Number of
                                                                                          Portfolios in
                                                                         Principal            Fund            Other
                               Position(s)       Term of Office        Occupation(s)         Complex      Directorships
                                Held with        and Length of          During Past        Overseen by       Held by
Name, Address and Age          Fund Complex       Time Served            Five Years          Trustee         Trustee
---------------------         --------------  --------------------  --------------------  -------------   -------------
JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,            N/A             N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice                N/A             N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice                N/A             N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and         N/A             N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington        N/A             N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                                 ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                              INVESTMENT ADVISERS
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                         Cramer Rosenthal McGlynn, LLC
                             707 Westchester Avenue
                             White Plains, NY 10640

                        Roxbury Capital Management, LLC
                         100 Wilshire Blvd., Suite 1000
                             Santa Monica, CA 90401
                           --------------------------

                                TRANSFER AGENT,
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Equity Portfolios.

WEP-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

   EQUITY PORTFOLIOS

                  - LARGE CAP GROWTH
                  - LARGE CAP CORE
                  - LARGE CAP VALUE
                  - SMALL CAP GROWTH
                  - SMALL CAP CORE
                                  SEMI-ANNUAL
                               December 31, 2003

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long-term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement, which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     The fixed income markets were relatively quiet in the second half of 2003 as the Federal Reserve ("Fed") had stated repeatedly that it was comfortable with the pace of economic growth and inflation and therefore inclined to leave interest rates unchanged. The Lehman Government/Credit Index fell slightly in the final six months of 2003 (about 0.5%), but managed a 4.7% total return for the year. This may seem anemic compared with the stock market in 2003, but remember that this bond index rose 11.0%, 8.5% and 11.8% in 2002, 2001 and 2000, respectively, while the S&P 500 declined 22.1%, 11.9% and 9.1% in those same years.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance -- monitoring and policing of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND AND WILMINGTON BROAD MARKET BOND PORTFOLIOS

     The Wilmington Short/Intermediate Bond Portfolio and Wilmington Broad Market Bond Portfolio (the "Portfolios") are designed to give shareholders broad exposure to the taxable fixed income bond market with a stable flow of income and minimization of risk. We strive to accomplish this goal by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Portfolios is the exposure to interest rate risk. The Wilmington Short/Intermediate Bond Portfolio has the lower risk exposure to interest rates and on December 31, 2003 had an effective duration of 3.45 years. The Wilmington Broad Market Bond Portfolio had an effective duration of 5.39 years at the same point in time.

     The Portfolios have performed well during the past six months in a very challenging environment for fixed income investing. The Wilmington Short/Intermediate Bond Portfolio had a total return of (0.05)%, which was just behind the 0.04% earned by the Lehman Intermediate Government/Credit Index, and the mean return of 0.19% earned by funds in the Lipper Short/Intermediate Investment Grade Universe. The Wilmington Broad Market Bond Portfolio had a total return of (0.76)%, which trailed just slightly behind the (0.53)% earned by the Lehman Government/Credit Index, and well behind the mean return of funds in the Lipper Intermediate Investment Grade Universe that earned 0.23%.

     The Portfolios seek to achieve their investment objectives through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management.

     Perhaps the most distinctive characteristic of the third quarter 2003 was the "Big U-Turn" made by interest rates. The quarter began with interest rates following the trend towards higher rates established late in the second quarter. Evidence had been building that the economic recovery was taking place driven largely by improvements in productivity, consumer spending, lower interest rates and tax relief. With interest rates having fallen to extreme low levels in the second quarter, the rebound in the face of improving economic fundamentals was devastating to bond holders. Yields on 10 Year Treasuries rose almost 100 basis points in July alone. Total returns for July were down by 300 to 400 basis points leaving only the months of October 1979 and February 1980 with worse single month performances over the past 30 years. Ironically, both of those past periods took place in the middle of the Fed's attempt to reign in the runaway inflation of the late 1970's, while July 2003's rout was started by the Fed's diametrically opposed concerns over deflation.

     The third quarter would have gone into the history books with the wounds from July clearly visible were it not for the major rebound in September. Two factors helped to reverse much of the damage from July. First, many pieces of economic information came in below expectations. The data still suggested that the economy was expanding, but nearly 80% of the reports released from late August into September fell below the consensus expectation. The second factor was probably the more important and related to the lack of any sort of recovery taking place in employment. The rebound from the 1991 recession introduced us to the "jobless recovery," but even with that experience to guide us, the current expansion has proven very frustrating. The September employment

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

report was particularly difficult for the market to absorb as it showed 93,000 jobs lost in August. This was the seventh consecutive month that non-farm payrolls declined and the pattern appeared to be getting worse. The inability to create jobs became a major concern and led to a steady decline in yields over the month of September. After having risen above 4.60%, 10 Year Treasury yields fell throughout September returning to levels below 4.00% as the quarter came to a close. With this strong finish, the bond market completed the quarter largely obscuring most of the difficulties encountered during July.

     While there was a lot of volatility in Treasury yields, other parts of the fixed income market were actually experiencing declining volatility. The corporate bond market extended its strong performance during 2003. During the quarter, spreads continued to tighten with the overall Lehman Credit Index reaching an average Option Adjusted Spread of 104 basis points. However, this was an improvement of only about 11 basis points during the quarter. The big spread movements are largely behind us, leaving us with a market that is much calmer. The strong performances turned in during the year by the corporate bond market started out with investors attracted to the high yield levels available with little emphasis on the underlying credit quality. With corporate profits improving, this picture has changed. Cash flow generation and debt levels have improved validating the markets expectations earlier in the year that fundamentals would ultimately improve.

     The Wilmington Short/Intermediate Bond Portfolio outperformed its index during the third quarter of 2003 with a return of (0.01)%, while the Lehman Intermediate Government/Credit Index returned (0.02)% over the same time period. The Wilmington Broad Market Bond Portfolio finished just behind its benchmark returning (0.68)% versus (0.50)% for the Lehman Government/Credit Index. The volatile environment made it difficult to make significant shifts in the portfolio positions. Generally speaking, the interest rate sensitivity of the Portfolios were reduced early on in the quarter. During August, the curve flattening environment worked well for both Portfolios as the belly of the curve proved to be fairly expensive and the Portfolios were underweighted relative to their index in this area. Corporate bond holdings were helped by the strong performance of the auto sector and cable and media. Spreads on Ford and General Motors contracted as auto sales held up very well. The strength of the September rally in the bond market caught us a bit by surprise. A modest rebound off of the over sold levels reached in July and August was not surprising but retracing over 50% of the entire market movement since the middle of June was well beyond our expectations. We reduced our defensive positioning with regards to our rate sensitivity but still this was not enough to allow us to participate fully in the rally. The corporate bond market also turned in another good month but, in this area, we again found ourselves under represented in the sectors which moved the most.

     The fixed income markets coasted into the end of the year finishing inside of a price range that held for much of the final quarter of the year. As the third quarter ended, the bond market seemed poised to enter a period of low volatility and indeed, this is precisely what took place. As we finished the month of September, the market was nearing the top of a fairly significant six week rally that positioned prices on the rich side. Given that the market's retreat from these levels took place in the final quarter, total returns for the fourth quarter were breakeven to slightly positive despite the fact that the market spent most of the time trading within a well defined range. For the 10 Year Treasury Note, this range was bound by 4.46% and 4.13%, a 33 basis point spread. Overall returns for the year were modest by the standards of the previous years, but still provided considerably better results than investments in cash equivalents. Real returns over inflation were also quite positive. Over the course of the year, interest rates finished higher with the yield curve flattening for maturities beyond 5 years but steepening inside of this range. The 5 Year Treasury Note added 51 basis points to finish the year at a yield of 3.25%. Both the 2 Year Treasury Note and the 30 Year Bond experienced smaller increases, up 22 and 31 basis points, respectively.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     On the taxable side, the stellar performer continued to be the corporate bond market. The Lehman Credit Index finished the quarter up 0.50%, capping a year that featured a very handsome return of 7.70%. Throughout the year, investors responded to the building improvement in the economy by taking on credit risk in their portfolios. Spreads narrowed with the Option Adjusted Spread on the Lehman Credit Index finishing the year at 90 basis points nearly halving the 169 basis point spread that existed at the end of 2002. The credit rating agencies provided support to the improving environment by substantially reducing the number of downgrades made during the year. Both S&P and Moody's have cut the number of downgrades by over 50% from 2002. Upgrades continued to be difficult to achieve, but both agencies have been quietly adding to their list of potential positive actions for 2004. Improving fundamentals were only part of the story. Despite improving prospects for capital expenditures, corporate treasurers remained cautious, using internal sources of financing to meet many of these needs. As a result, corporate bond issuance was only modestly ahead of 2002 levels for high grade corporate bonds. In another indication of improving market conditions, issuance of high yield bonds increased substantially, up over 125% from 2002 levels. Positive forces from both technical and fundamental sources contributed to the performance of the corporate market, which finished the year with excess returns of 5.27% above the Treasury market.

     The Wilmington Short/Intermediate Bond Portfolio slightly underperformed its index during the fourth quarter of 2003 with a return of (0.04)%, while the Lehman Intermediate Government/Credit Index returned 0.06% over the same time period. The Wilmington Broad Market Bond Portfolio finished just behind its benchmark returning (0.08)% versus (0.02)% for the Lehman Government/Credit Index. The market continued its back and forth maneuvering, leading to small shifts in interest rate sensitivity. During the fourth quarter, yields were enhanced through the acquisition of several holdings in the lower end of the investment grade credit universe including Shering-Plough, Sprint and Liberty Media.

     The following table compares the Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate"), the Lehman Intermediate Government/Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, and the Merrill Lynch 1-10 Year U.S. Treasury Index ("Merrill Lynch 1-10 Yr."), an unmanaged index of fixed rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years, for the ten years ended December 31, 2003.*

                                                       Average Annual
                                  Six         ---------------------------------
                                Months        1 Year       5 Year       10 Year
                                -------       ------       ------       -------
Short/Intermediate              (0.05)%       3.81%        6.22%         6.20%
Lehman Inter. Govt/Credit        0.04%        4.31%        6.65%         6.63%
Merrill Lynch 1-10 Yr.          (0.18)%       2.13%        5.93%         6.21%

------------------------
* Past performance is not necessarily indicative of future results. You cannot invest in an index. An investment in either Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above tables does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the Wilmington Broad Market Bond Portfolio ("Broad Market Bond") and its predecessor, the Bond Fund (a collective investment Fund), with that of the Lehman Government/Credit Index ("Lehman Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with maturities no less than 1 year, and the Merrill Lynch U.S. Treasury Master Index ("Merrill Lynch U.S. Treasury"), an unmanaged index of fixed rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years, for the ten years ended December 31, 2003.*

                                                         Average Annual
                                    Six         ---------------------------------
                                  Months        1 Year       5 Year       10 Year
                                  -------       ------       ------       -------
Broad Market Bond                 (0.76)%       4.16%        6.18%         6.37%
Lehman Govt/Credit                (0.53)%       4.67%        6.66%         6.98%
Merrill Lynch U.S. Treasury       (1.33)%       2.26%        6.15%         6.68%

------------------------
* Past performance is not necessarily indicative of future results. You cannot invest in an index. An investment in either Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above tables does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Wilmington Municipal Bond Portfolio (the "Portfolio") is an intermediate, high quality fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     Performance for the Portfolio for the year was 3.45% trailing the Lipper Intermediate Municipal Debt Funds peer group of 4.01% and the Lehman Quality Intermediate Municipal Index of 4.64%. This underperformance was largely the result of the Portfolio's defensive position versus the index coupled with several strategic decisions executed during the period. We feel these decisions will help the Portfolio going forward as the economy begins to improve and our sector selections help our relative performance.

     At the start of the third quarter, we felt that the economy was on track and that the historically low interest rate environment was vulnerable to a correction. Unfortunately, the six-month period proved directionless as volatility was the only constant. Interest rates did increase robustly in July from the lows set in June, but the sell off was overdone as weaker than expected employment and consumer sentiment data in September brought an abrupt reversal to the rise in interest rates. Volatility still played a role during the fourth quarter, but it was more muted versus the previous quarter.

     Our defensive strategy for the six-month period was to purchase securities that would perform well in a bear market with interest rates moving up approximately 50-75 basis points over a one-year period. This dictated we swap out of our seasoned shorter maturity securities and purchase in the 5-9 year sector of the curve while avoiding the more vulnerable 11-15 year sector.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     Our second strategic move was a state reallocation. We decided to modestly overweight the Portfolio in California general obligation bonds. From a credit perspective, California dominated the headlines. Governor Gray Davis was replaced in the recall election by Governor Arnold Schwarzenegger. California's inability to reach a political consensus on budgetary solutions caused Moody's to downgrade the State's general obligation to Baa1 from A3. Finally, lawmakers approved placing Gov. Schwarzenegger's $15 billion deficit bond on the March ballot.

     Prior to the second half of this year, we had been significantly underweighted in California debt versus our indices, but the significant value offered by California general obligation bonds and our own analysis of the long-term financial health of California warranted this change in philosophy. We purchased California paper throughout the period as inventory and relative value metrics indicated. In the short run, this has hurt our performance versus our indices as spreads on California bonds widened after the Moody's downgrade. The Portfolio should be amply rewarded in 2004 and 2005 as California general obligation bonds outperform the general market as it becomes apparent to market participants that California has the means to get its fiscal house in order.

     At the end of the third quarter, we implemented another strategic move after re-evaluating the Portfolio's longer-dated Tobacco Settlement Revenue
(TSR) bonds. During 2003, changes to market conditions warranted our selling a tobacco bond in September at a loss. In the last year, two important components of the Master Settlement Agreement (MSA), the collateral securing these bonds, have come under stress that was not modeled by the rating agencies or our initial analysis of these bonds. The domestic consumption rate for cigarettes has fallen significantly faster than anticipated and the market share of cigarettes sold by manufacturers not participating in the MSA has increased dramatically faster than expected. When we ran new simulations through our payment models, we found a TSR bond we owned was at potential risk if these conditions persisted going forward. We determined that it was in the best interest of shareholders to sell this bond. Our remaining TSR bond structures were found to remain sound under even the more aggressive assumptions. During the remaining months of 2003, the TSR bond we sold rallied significantly as the continuing low rate environment coupled with yield hungry investors that would not differentiate between "good" and "bad" TSR bond structures produced a "rising tide that lifted all ships." When the next tobacco shock happens, the vulnerability of several of the TSR bond structures should awaken investors from their collective slumber.

     On December 31, 2003, the Portfolio had an average effective maturity of
5.00 years, duration of 4.69 years, and an average coupon of 4.92%, versus the Lehman Quality Intermediate Municipal Index, which had an average effective maturity of 5.48 years, duration of 5.09 years and an average coupon of 5.15%. For all the intra-period volatility, interest rates changed remarkably little for the six months with five year and fifteen year maturities only increasing 19 and 14 basis points, respectively. Given this relative stability and a steep yield curve, our defensive positioning resulted in our underperformance as the yield component of total return dominated the price component for the period.

     The Portfolio's net performance of 0.45% for the semiannual period ending December 31, 2003 trailed the Lehman Quality Intermediate Municipal Index return of 1.19% (gross return), mainly because of our defensive strategy.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the Wilmington Municipal Bond Portfolio ("Municipal Bond") with that of the Lehman Quality Intermediate Municipal Index ("Lehman Muni"), an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal and the Merrill Lynch Intermediate Municipal Bond Index ("Merrill Muni"), an unmanaged weighted index including investment grade tax-exempt bonds with a maturity of 1 to 12 years, for the ten years ended December 31, 2003. *

                                                       Average Annual
                                  Six         ---------------------------------
                                 Months       1 Year       5 Year       10 Year
                                 ------       ------       ------       -------
Municipal Bond                   0.45%        3.45%        4.66%         4.83%
Lehman Muni                      1.19%        4.64%        5.61%         5.58%
Merrill Muni                     1.11%        4.81%        5.95%         5.85%

------------------------
* Past performance is not necessarily indicative of future results. You cannot invest in an index. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON SHORT-TERM INCOME PORTFOLIO

     We are pleased to present the first report on the Wilmington Short-Term Income Portfolio ("Portfolio"), which commenced operations on July 1, 2003. The Portfolio is designed to provide for a high level of current income while limiting principal value fluctuations by investing in securities with maturities or average lives that are less than five years. The Portfolio is expected to invest primarily in short-term investment grade bonds, but it may invest up to 20% in securities that are below investment grade ratings by Standard & Poor's or Moody's.

     Since its inception on July 1, 2003, the Portfolio has grown steadily reaching $41.1 million by December 31, 2003. For the period July 1, 2003 through December 31, 2003, the Portfolio had a total return of 0.30% compared with a return of 0.25% earned by the Merrill Lynch 1-5 Year Treasury Index. The fourth quarter of 2003 was the only full quarter in which the Portfolio has been in operation and it returned 0.18% versus -0.01% for the above mentioned Merrill Lynch Index.

     The primary investment activity since inception has been to invest the initial cash into the market. The tight spreads on corporate bonds and relatively low rates have led us to be cautious in building the portfolio. As such, the Portfolio held a disproportionate amount of short-term money market instruments at the end of the period totaling approximately 27%. We expect to see the percentage holdings in money market instruments decline as the Portfolio matures and as market conditions provide investment opportunities.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the Wilmington Short-Term Income Portfolio ("Short-Term Income") with that of the Merrill Lynch 1-5 Year Treasury Index, ("Merrill 1-5"), an unmanaged index that consists of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years, since the Portfolio's commencement of operations on July 1, 2003.*

                                                     For the Period July 1, 2003
                                                      through December 31, 2003
                                                     ---------------------------
Short-Term Income                                         0.30%
Merrill 1-5                                               0.25%

------------------------
* Past performance is not necessarily indicative of future results. You cannot invest in an index. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

     We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
February 9, 2004                         President

     Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the portfolio managers of each of the Fund's Portfolios. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                     Short/
                                                  Intermediate   Broad Market    Municipal    Short-Term
                                                      Bond           Bond          Bond         Income
                                                   Portfolio      Portfolio      Portfolio     Portfolio
                                                  ------------   ------------   -----------   -----------
ASSETS:
Investment in Series, at value..................  $189,471,422   $97,451,627    $58,131,602   $41,153,756
Other assets....................................             3             3              8         9,202
                                                  ------------   -----------    -----------   -----------
Total assets....................................   189,471,425    97,451,630     58,131,610    41,162,958
                                                  ------------   -----------    -----------   -----------
LIABILITIES:
Dividends payable...............................       591,107       353,817        131,797        62,580
Accrued expenses................................        25,908        23,516         13,304        14,420
                                                  ------------   -----------    -----------   -----------
Total liabilities...............................       617,015       377,333        145,101        77,000
                                                  ------------   -----------    -----------   -----------
NET ASSETS......................................  $188,854,410   $97,074,297    $57,986,509   $41,085,958
                                                  ============   ===========    ===========   ===========
NET ASSETS CONSIST OF:
Paid-in capital.................................  $183,445,257   $92,324,784    $56,336,201   $41,091,442
Accumulated net realized gain (loss) on
  investments...................................       (63,284)      208,917        (22,667)          (75)
Net unrealized appreciation (depreciation) on
  investments...................................     5,472,437     4,540,596      1,672,975        (5,409)
                                                  ------------   -----------    -----------   -----------
NET ASSETS......................................  $188,854,410   $97,074,297    $57,986,509   $41,085,958
                                                  ============   ===========    ===========   ===========
NET ASSETS BY SHARE CLASS
  Institutional Shares..........................  $188,829,073   $97,074,297    $57,986,509   $41,085,958
  Investor Shares...............................        25,337            --             --            --
                                                  ------------   -----------    -----------   -----------
NET ASSETS......................................  $188,854,410   $97,074,297    $57,986,509   $41,085,958
                                                  ============   ===========    ===========   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited authorized shares)
  Institutional Shares..........................    18,186,729     9,575,768      4,418,868     4,134,300
  Investor Shares...............................         2,474            --             --            --
NET ASSET VALUE, offering and redemption price
  per share:
  Institutional Shares..........................        $10.38        $10.14         $13.12         $9.94
  Investor Shares...............................        $10.24         $  --          $  --          $ --

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                        Short/
                                                     Intermediate   Broad Market   Municipal    Short-Term
                                                         Bond           Bond         Bond         Income
                                                      Portfolio      Portfolio     Portfolio   Portfolio(1)
                                                     ------------   ------------   ---------   ------------
NET INVESTMENT INCOME FROM SERIES:
  Interest.........................................  $ 3,931,882    $ 2,536,436    $ 900,512     $371,540
  Dividends........................................           --          6,974           --           --
  Securities lending...............................       17,962          8,860           --           --
  Expenses.........................................     (454,840)      (271,250)    (137,656)     (86,312)
                                                     -----------    -----------    ---------     --------
    Net investment income from Series..............    3,495,004      2,281,020      762,856      285,228
                                                     -----------    -----------    ---------     --------
EXPENSES:
  Administration and accounting fees...............       31,355         27,000       27,000       27,000
  Transfer agent fees..............................       27,903         18,214        7,965        5,617
  Reports to shareholders..........................       17,263         13,054        6,189       12,743
  Trustees' fees...................................        6,058          6,073        6,078        3,864
  Distribution fees -- Investor Shares.............           64             --           --           --
  Registration fees................................       16,482         16,578       17,661        4,030
  Professional fees................................        9,496          6,779        4,262        5,184
  Other............................................        4,332          3,575        2,274       11,619
                                                     -----------    -----------    ---------     --------
    Total expenses before fee waivers and expense
       reimbursements..............................      112,953         91,273       71,429       70,057
    Expenses reimbursed............................           --             --       (8,972)     (43,633)
    Administration and accounting fees waived......       (4,210)            --      (10,162)     (15,678)
                                                     -----------    -----------    ---------     --------
       Total expenses, net.........................      108,743         91,273       52,295       10,746
                                                     -----------    -----------    ---------     --------
  Net investment income............................    3,386,261      2,189,747      710,561      274,482
                                                     -----------    -----------    ---------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS FROM SERIES:
  Net realized gain (loss) on investments..........      705,655        367,904      (22,455)       4,250
  Net change in unrealized appreciation
    (depreciation) on investments..................   (4,135,134)    (3,574,995)    (237,571)      (5,409)
                                                     -----------    -----------    ---------     --------
  Net loss on investments from Series..............   (3,429,479)    (3,207,091)    (260,026)      (1,159)
                                                     -----------    -----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $   (43,218)   $(1,017,344)   $ 450,535     $273,323
                                                     ===========    ===========    =========     ========

------------------------
(1) For the period July 1, 2003 (commencement of operations) through December 31, 2003.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                                                          Short-Term
                                                                                                            Income
                                                                                                           Portfolio
                                                                                                        ---------------
                                                                                                        For the Period
                                                               Short/                                   July 1, 2003(1)
                                                            Intermediate   Broad Market    Municipal        through
                                                                Bond           Bond          Bond        December 31,
                                                             Portfolio      Portfolio      Portfolio         2003
                                                            ------------   ------------   -----------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  3,386,261   $ 2,189,747    $   710,561     $   274,482
  Net realized gain (loss) on investments.................       705,655       367,904        (22,455)          4,250
  Net change in unrealized appreciation (depreciation) on
    investments...........................................    (4,135,134)   (3,574,995)      (237,571)         (5,409)
                                                            ------------   ------------   -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations............................................       (43,218)   (1,017,344)       450,535         273,323
                                                            ------------   ------------   -----------     -----------
Distributions to shareholders:
  From net investment income -- Institutional Shares......    (3,385,405)   (2,189,747)      (710,561)       (274,482)
  From net investment income -- Investor Shares...........          (856)           --             --              --
  From net realized gain -- Institutional Shares..........    (3,876,201)   (2,362,045)      (101,387)         (4,325)
  From net realized gain -- Investor Shares...............          (530)           --             --              --
                                                            ------------   ------------   -----------     -----------
Total distributions.......................................    (7,262,992)   (4,551,792)      (811,948)       (278,807)
                                                            ------------   ------------   -----------     -----------
Portfolio share transactions(a):
  Proceeds from shares sold --
    Institutional Shares..................................    20,300,875     6,850,728     22,462,291      47,282,021
    Investor Shares.......................................     1,214,284            --             --              --
  Cost of shares issued on reinvestment of
    distributions --
    Institutional Shares.....,,,,,,,,,,,,,,,,,............     6,003,915     3,911,485        361,270          57,254
    Investor Shares.......................................         1,317            --             --              --
  Cost of shares redeemed --
    Institutional Shares..................................   (16,126,160)  (21,633,535)    (7,038,592)     (6,247,833)
    Investor Shares.......................................    (1,190,000)           --             --              --
                                                            ------------   ------------   -----------     -----------
Net increase (decrease) in net assets from Portfolio share
  transactions............................................    10,204,231   (10,871,322)    15,784,969      41,091,442
                                                            ------------   ------------   -----------     -----------
Total increase (decrease) in net assets...................     2,898,021   (16,440,458)    15,423,556      41,085,958
NET ASSETS:
  Beginning of period.....................................   185,956,389   113,514,755     42,562,953              --
                                                            ------------   ------------   -----------     -----------
  End of period...........................................  $188,854,410   $97,074,297    $57,986,509     $41,085,958
                                                            ============   ============   ===========     ===========
                                                               Shares         Shares        Shares          Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                     ------------   ------------   -----------   ---------------
  Shares sold -- Institutional Shares.....................     1,922,233       663,243      1,723,449       4,760,284
  Shares sold -- Investor Shares..........................       114,771            --             --              --
  Shares issued on reinvestment of
    distributions -- Institutional Shares.................       573,754       382,116         27,645           5,788
  Shares issued on reinvestment of
    distributions -- Investor Shares......................           127            --             --              --
  Shares redeemed -- Institutional Shares.................    (1,529,985)   (2,109,720)      (540,001)       (631,772)
  Shares redeemed -- Investor Shares......................      (112,424)           --             --              --
                                                            ------------   ------------   -----------     -----------
  Net increase (decrease) in shares.......................       968,476    (1,064,361)     1,211,093       4,134,300
                                                            ============   ============   ===========     ===========

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                                  Bond           Bond          Bond
                                                               Portfolio      Portfolio      Portfolio
                                                              ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,253,060   $  5,216,496   $ 1,266,620
  Net realized gain on investments..........................     4,228,027      3,684,381       153,513
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,219,926      5,220,606     1,094,012
                                                              ------------   ------------   -----------
  Net increase in net assets resulting from operations......    17,701,013     14,121,483     2,514,145
                                                              ------------   ------------   -----------
Distributions to shareholders:
  From net investment income................................    (7,230,354)    (5,259,330)   (1,266,620)
  From net realized gain....................................    (1,126,417)      (552,877)      (71,307)
                                                              ------------   ------------   -----------
Total distributions.........................................    (8,356,771)    (5,812,207)   (1,337,927)
                                                              ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    39,469,884     23,635,196    16,193,759
  Cost of shares issued on reinvestment of distributions....     6,706,656      4,915,152       730,524
  Cost of shares redeemed...................................   (36,641,728)   (39,772,368)   (8,129,400)
                                                              ------------   ------------   -----------
Net increase (decrease) in net assets from Portfolio share
  transactions..............................................     9,534,812    (11,222,020)    8,794,883
                                                              ------------   ------------   -----------
Total increase (decrease) in net assets.....................    18,879,054     (2,912,744)    9,971,101
NET ASSETS:
  Beginning of year.........................................   167,077,335    116,427,499    32,591,852
                                                              ------------   ------------   -----------
  End of year...............................................  $185,956,389   $113,514,755   $42,562,953
                                                              ============   ============   ===========
                                                                 Shares         Shares        Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       ------------   ------------   -----------
  Shares sold...............................................     3,733,013      2,287,939     1,240,745
  Shares issued on reinvestment of distributions............       636,933        477,429        55,951
  Shares redeemed...........................................    (3,474,816)    (3,849,192)     (621,470)
                                                              ------------   ------------   -----------
  Net increase (decrease) in shares.........................       895,130     (1,083,824)      675,226
                                                              ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.


                             For the Six-Month                                                For The Period
                               Period Ended         For the Fiscal Years Ended June 30,      November 1, 1998    For the Fiscal
SHORT/INTERMEDIATE BOND      December 31, 2003   -----------------------------------------       through           Year Ended
PORTFOLIO -- INSTITUTIONAL      (Unaudited)        2003     2002(2)      2001      2000+      June 30, 1999+    October 31, 1998+
SHARES                       -----------------   --------   --------   --------   --------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD.................     $  10.80        $  10.23   $  10.05   $   9.67   $   9.86       $ 10.27             $ 10.03
                                 --------        --------   --------   --------   --------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income.....         0.19            0.43       0.50       0.58       0.52          0.37                0.58
  Net realized and
    unrealized gain (loss)
    on investments..........        (0.20)           0.64       0.20       0.38      (0.16)        (0.39)               0.24
                                 --------        --------   --------   --------   --------       -------             -------
    Total from investment
    operations..............        (0.01)           1.07       0.70       0.96       0.36         (0.02)               0.82
                                 --------        --------   --------   --------   --------       -------             -------
DISTRIBUTIONS:
  From net investment
    income..................        (0.19)          (0.43)     (0.50)     (0.58)     (0.52)        (0.37)              (0.58)
  From net realized gain....        (0.22)          (0.07)     (0.02)        --      (0.03)        (0.02)                 --
                                 --------        --------   --------   --------   --------       -------             -------
    Total distributions.....        (0.41)          (0.50)     (0.52)     (0.58)     (0.55)        (0.39)              (0.58)
                                 --------        --------   --------   --------   --------       -------             -------
NET ASSET VALUE -- END OF
  PERIOD....................     $  10.38        $  10.80   $  10.23   $  10.05   $   9.67       $  9.86             $ 10.27
                                 ========        ========   ========   ========   ========       =======             =======
TOTAL RETURN................        (0.05)%**      10.70%      7.08%     10.21%      4.28%         (0.27)%**           8.40%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses:
    Including expense
      limitations...........        0.61%*          0.62%      0.62%      0.55%      0.55%         0.55%*              0.59%
    Excluding expense
      limitations...........        0.61%*          0.62%      0.62%      0.61%      0.72%         0.67%*              0.83%
  Net investment income.....        3.62%*          4.13%      4.89%      5.89%      6.35%         5.47%*              5.64%
Portfolio turnover..........          15%**           82%       136%        88%        47%           30%**               41%
Net assets at end of period
  (000 omitted).............     $188,829        $185,956   $167,077   $140,030   $140,015       $89,383             $94,597

------------------------
*   Annualized.
**  Not annualized.

(+) Effective November 1, 1999, the Rodney Square Short/Intermediate Bond
    Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2) As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgaged-backed and asset-backed securities as an adjustment to interest income. The effect of this change, for the year ended June 30, 2002, was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued


                              For the Six-Month                                               For The Period     For the Period
                                Period Ended        For the Fiscal Years Ended June 30,      November 1, 1998   June 29, 1998(1)
BROAD MARKET BOND             December 31, 2003   ----------------------------------------       through             through
PORTFOLIO -- INSTITUTIONAL       (Unaudited)        2003     2002(4)      2001      2000+     June 30, 1999+    October 31, 1998+
SHARES                        -----------------   --------   --------   --------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD..................      $ 10.67        $   9.93   $   9.81   $   9.46   $  9.63       $ 10.19             $ 10.00
                                   -------        --------   --------   --------   -------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income......         0.21            0.46       0.52       0.58      0.58          0.38                0.20
  Net realized and unrealized
    gain (loss) on
    investments..............        (0.29)           0.79       0.16       0.35     (0.15)        (0.53)               0.19
                                   -------        --------   --------   --------   -------       -------             -------
  Total from investment
    operations...............        (0.08)           1.25       0.68       0.93      0.43         (0.15)               0.39
                                   -------        --------   --------   --------   -------       -------             -------
DISTRIBUTIONS:
  From net investment
    income...................        (0.21)          (0.46)     (0.52)     (0.58)    (0.58)        (0.38)              (0.20)
  From net realized gain.....        (0.24)          (0.05)     (0.04)        --(3)   (0.02)       (0.03)                 --
                                   -------        --------   --------   --------   -------       -------             -------
      Total distributions....        (0.45)          (0.51)     (0.56)     (0.58)    (0.60)        (0.41)              (0.20)
                                   -------        --------   --------   --------   -------       -------             -------
NET ASSET VALUE -- END OF
  PERIOD.....................      $ 10.14        $  10.67   $   9.93   $   9.81   $  9.46       $  9.63             $ 10.19
                                   =======        ========   ========   ========   =======       =======             =======
TOTAL RETURN.................      (0.76)%**        12.77%      7.04%     10.11%     4.72%       (1.52)%**             3.89%**
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:(2)
  Expenses:
    Including expense
      limitations............        0.67%*          0.66%      0.68%      0.59%     0.55%         0.55%*              0.55%*
    Excluding expense
      limitations............        0.67%*          0.66%      0.68%      0.70%     0.71%         0.67%*              0.66%*
  Net investment income......        4.03%*          4.38%      5.16%      5.96%     6.15%         5.71%*              5.69%*
Portfolio turnover...........          15%**           77%       180%        73%       53%           18%**               18%**
Net assets at end of period
  (000 omitted)..............      $97,074        $113,515   $116,427   $108,331   $79,310       $87,297             $93,002

------------------------
*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Commencement of operations.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3) Distributions were less than .01 per share.
(4) Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgaged-backed and asset-backed securities as an adjustment to interest income. The effect of this change, for the year ended June 30, 2002, was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                For the Six-Month                                            For the Period
                                  Period Ended       For the Fiscal Years Ended June 30,    November 1, 1998    For the Fiscal
                                December 31, 2003   -------------------------------------       through           Year Ended
MUNICIPAL BOND PORTFOLIO --        (Unaudited)       2003      2002      2001      2000+     June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES            -----------------   -------   -------   -------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.......................      $ 13.27        $ 12.87   $ 12.65   $ 12.25   $ 12.48       $ 12.94             $ 12.74
                                     -------        -------   -------   -------   -------       -------             -------
INVESTMENT OPERATIONS:
  Net investment income........         0.19           0.43      0.47      0.56      0.56          0.36                0.56
  Net realized and unrealized
    gain (loss) on
    investments................        (0.13)          0.42      0.27      0.40     (0.15)        (0.40)               0.20
                                     -------        -------   -------   -------   -------       -------             -------
    Total from investment
      operations...............         0.06           0.85      0.74      0.96      0.41         (0.04)               0.76
                                     -------        -------   -------   -------   -------       -------             -------
DISTRIBUTIONS:
  From net investment income...        (0.19)         (0.43)    (0.47)    (0.56)    (0.56)        (0.36)              (0.56)
  From net realized gain.......        (0.02)         (0.02)    (0.05)       --     (0.08)        (0.06)                 --
                                     -------        -------   -------   -------   -------       -------             -------
    Total distributions........        (0.21)         (0.45)    (0.52)    (0.56)    (0.64)        (0.42)              (0.56)
                                     -------        -------   -------   -------   -------       -------             -------
NET ASSET VALUE -- END OF
  PERIOD.......................      $ 13.12        $ 13.27   $ 12.87   $ 12.65   $ 12.25       $ 12.48             $ 12.94
                                     =======        =======   =======   =======   =======       =======             =======
TOTAL RETURN...................        0.45%**        6.75%     5.93%     7.94%     3.40%         (0.30)%**           6.07%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense
      limitations..............        0.75%*         0.75%     0.75%     0.75%     0.75%         0.75%*              0.75%
    Excluding expense
      limitations..............        0.83%*         0.95%     1.08%     1.39%     1.03%         0.90%*              1.23%
  Net investment income........        2.73%*         3.30%     3.63%     4.43%     4.59%         4.29%*              4.35%
Portfolio turnover.............          16%**          21%       28%       36%       50%           19%**               44%
Net assets at end of period
  (000 omitted)................      $57,987        $42,563   $32,592   $22,759   $16,009       $16,612             $17,579

------------------------
*   Annualized.
**  Not annualized.
(+) Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio
    ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                  For the Period
                                                                 July 1, 2003(1)
                                                                     through
                                                                December 31, 2003
SHORT-TERM INCOME PORTFOLIO --                                     (Unaudited)
INSTITUTIONAL SHARES                                          ----------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................         $ 10.00
                                                                     -------
INVESTMENT OPERATIONS:
  Net investment income.....................................            0.09
  Net realized and unrealized loss on investments...........           (0.06)
                                                                     -------
    Total from investment operations........................            0.03
                                                                     -------
DISTRIBUTIONS:
  From net investment income................................           (0.09)
  From net realized gain....................................              --(2)
                                                                     -------
    Total distributions.....................................           (0.09)
                                                                     -------
NET ASSET VALUE -- END OF PERIOD............................         $  9.94
                                                                     =======
TOTAL RETURN................................................           0.30%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations...........................           0.65%*
    Excluding expense limitations...........................           1.04%*
  Net investment income.....................................           1.85%*
Portfolio turnover..........................................              7%**
Net assets at end of period (000 omitted)...................         $41,086

------------------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Less than $0.01 per share.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short-Term Income Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio, Wilmington Municipal Bond Portfolio, and Wilmington Short-Term Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of December 31, 2003 only the Investor Shares of the Short/Intermediate Bond Portfolio had commenced operations. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2003, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC provides administrative and accounting services to the Portfolios. For its services, RSMC is paid a monthly fee of $3,000 for each Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolios. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% and 0.65% of average daily net assets of the Municipal Bond Portfolio and Short-Term Income Portfolio, respectively. These undertakings will remain in place until November 2005 unless the Board of Trustees approves their earlier termination.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                           Short/Intermediate    Broad Market      Municipal         Short-Term
                                             Bond Portfolio     Bond Portfolio   Bond Portfolio   Income Portfolio
                                           ------------------   --------------   --------------   -----------------
   Six-month period ended December 31,
     2003
   Ordinary income.......................      $5,503,580         $3,250,564       $    2,375        $  278,807
   Tax-Exempt income.....................              --                 --          774,581                --
   Long-term capital gains...............       1,759,412          1,301,228           34,992                --
                                               ----------         ----------       ----------        ----------
     Total distributions.................      $7,262,992         $4,551,792       $  811,948        $  278,807
                                               ==========         ==========       ==========        ==========
   Year ended June 30, 2003
   Ordinary income.......................      $8,068,032         $5,390,275       $   51,970        $       --
   Tax-Exempt income.....................              --                 --        1,261,978                --
   Long-term capital gains...............         288,739            421,932           23,979                --
                                               ----------         ----------       ----------        ----------
     Total distributions.................      $8,356,771         $5,812,207       $1,337,927        $       --
                                               ==========         ==========       ==========        ==========

   The amounts and character of the components of accumulated earnings on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                       Short/Intermediate    Broad Market    Municipal Bond
                                                         Bond Portfolio     Bond Portfolio     Portfolio
                                                       ------------------   --------------   --------------
   Undistributed ordinary income.....................     $ 2,667,615        $   905,793       $   66,131
   Undistributed long-term capital gains.............       1,011,330          1,297,265           35,044
                                                          -----------        -----------       ----------
   Accumulated earnings..............................       3,678,945          2,203,058          101,175
   Net unrealized appreciation of investments........       9,036,418          8,115,591        1,910,546
                                                          -----------        -----------       ----------
     Total accumulated earnings......................     $12,715,363        $10,318,649       $2,011,721
                                                          ===========        ===========       ==========

5. IN-KIND REDEMPTION. On April 22, 2003, the Broad Market Bond Portfolio satisfied a redemption request with a transfer of securities and cash totaling $11,661,910, resulting in a net realized gain of $638,048. For Federal income tax purposes, the transfer was treated as a tax-free exchange and the Portfolio's basis in the transferred securities carried over to the redeeming shareholder. As a result, the Portfolio reclassified $638,048 from accumulated net realized gains to paid-in capital.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal       Value
                                                                Ratings      Amount        (Note 2)
                                                              -----------  -----------   ------------
CORPORATE BONDS -- 50.7%
 FINANCIAL -- 17.5%
    Abbey National PLC, 6.69%, 10/17/05.....................    A1, A+     $   675,000   $    730,017
    AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08.....   Aaa, AAA      2,000,000      2,179,324
    Bank of America Corp., 7.80%, 02/15/10..................    Aa3, A         600,000        713,521
    Citigroup, Inc., 5.63%, 08/27/12........................    Aa2, A+      2,200,000      2,322,412
    Credit Suisse First Boston, 5.75%, 04/15/07.............    Aa3, A+      1,300,000      1,408,778
    Equifax, Inc., 6.30%, 07/01/05..........................   Baa1, A-        300,000        318,612
    First Union Corp., 6.82%, 08/01/06......................    A1, A-         200,000        238,404
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB-      1,195,000      1,225,703
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA      2,125,000      2,377,760
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA        250,000        302,683
    General Electric Global Insurance, 7.75%, 06/15/30......    A1, A-         300,000        350,441
    General Motors Acceptance Corp., 6.75%, 01/15/06........    A3, BBB        800,000        858,839
    General Motors Acceptance Corp., 7.75%, 01/19/10........    A3, BBB      1,715,000      1,944,052
    Goldman Sachs Group, 6.65%, 05/15/09....................    Aa3, A+      2,100,000      2,375,411
    Household Finance Corp., 6.38%, 11/27/12................     A1, A       3,000,000      3,291,163
    International Lease Finance Corp., 5.63%, 06/01/07......    A1, AA-      2,000,000      2,153,668
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A       1,750,000      1,872,423
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+     2,500,000      2,726,415
    Prudential Insurance Co., 6.38%, 07/23/06...............    A2, A+       1,090,000      1,187,364
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-      2,100,000      2,335,845
    Wells Fargo Financial, 5.50%, 08/01/12..................   Aa1, AA-      1,700,000      1,792,597
                                                                                         ------------
                                                                                           32,705,432
                                                                                         ------------
 INDUSTRIAL -- 24.7%
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................   Ba1, BBB-     1,000,000      1,036,250
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa3, BBB     1,100,000      1,121,688
    Conagra Foods, Inc., 6.00%, 09/15/06....................  Baa1, BBB+     2,300,000      2,486,040
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB       850,000      1,033,507
    Dow Chemical, 5.75%, 11/15/09...........................    A3, A-       2,500,000      2,676,627
    General Electric Co., 5.00%, 02/01/13...................   Aaa, AAA      1,400,000      1,415,869
    General Mills, Inc., 5.13%, 02/15/07....................  Baa2, BBB+     1,500,000      1,593,386
    General Motors Corp., 7.13%, 07/15/13(a)................   Baa1, BBB     1,500,000      1,645,005
    Hershey Foods Corp., 6.70%, 10/01/05....................    A1, A+       1,500,000      1,621,608
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, NA      2,000,000      2,131,728
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+      2,300,000      2,528,020
    International Business Machines Corp., 4.75%,
      11/29/12..............................................    A1, A+       2,500,000      2,505,285
    Johnson & Johnson, 3.80%, 05/15/13......................   Aaa, AAA      1,000,000        944,044
    Kraft Foods, Inc., 5.25%, 06/01/07......................   A3, BBB+      1,200,000      1,276,682
    Kroger Co., 5.50%, 02/01/13(a)..........................   Baa3, BBB     2,000,000      2,034,186
    Liberty Media Corp., 3.50%, 09/25/06....................  Baa3, BBB-     1,520,000      1,527,595
    Lockheed Martin Corp., 8.20%, 12/01/09..................   Baa2, BBB     1,000,000      1,214,353
    McDonald's Corp., 3.88%, 08/15/07.......................     A2, A       1,300,000      1,335,628
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-     1,000,000      1,107,927
    Safeway, Inc., 6.15%, 03/01/06..........................   Baa2, BBB     3,000,000      3,209,969
    Schering-Plough Corp., 5.30%, 12/01/13..................     A3, A       1,200,000      1,220,939

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                                Ratings      Amount        (Note 2)
                                                              -----------  -----------   ------------
    Time Warner Cos., 8.18%, 08/15/07.......................  Baa1, BBB+   $ 2,300,000   $  2,663,044
    Time Warner Entertainment, 8.88%, 10/01/12..............  Baa1, BBB+     1,350,000      1,711,722
    Tyson Foods, Inc., 7.25%, 10/01/06......................   Baa3, BBB     1,850,000      2,027,291
    Walt Disney Co., 7.30%, 02/08/05........................  Baa1, BBB+     2,500,000      2,651,120
    Waste Management, Inc., 6.50%, 11/15/08.................   Baa3, BBB     1,256,000      1,382,262
                                                                                         ------------
                                                                                           46,101,775
                                                                                         ------------
 TELECOMMUNICATIONS -- 6.1%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB     2,015,000      2,465,451
    AT&T Corp., 7.25%, 11/15/06.............................   Baa2, BBB     2,500,000      2,764,591
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    A1, A+       1,000,000      1,079,419
    Sprint Capital Corp., 7.13%, 01/30/06...................  Baa3, BBB-     2,340,000      2,531,571
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A2, A+         970,000      1,116,845
    Wisconsin Bell, 6.35%, 12/01/06.........................    Aa3, A+      1,400,000      1,539,440
                                                                                         ------------
                                                                                           11,497,317
                                                                                         ------------
 UTILITIES -- 2.4%
    Columbia Energy Group, 6.80%, 11/28/05..................   Baa2, BBB     1,623,000      1,752,346
    Constellation Energy Group, 7.00%, 04/01/12.............  Baa1, BBB+     1,475,000      1,668,819
    Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04.............    A3, BBB        400,000        417,052
    Oklahoma Gas & Electric, 6.65%, 07/15/07................   A2, BBB+        500,000        562,116
                                                                                         ------------
                                                                                            4,400,333
                                                                                         ------------
   TOTAL CORPORATE BONDS (COST $91,674,915)...........................................     94,704,857
                                                                                         ------------
ASSET-BACKED SECURITIES -- 2.5%
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA        284,867        294,125
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA      1,599,514      1,666,623
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................   Aaa, AAA        136,992        137,082
    Vanderbilt Mortgage Finance, Ser. 1999-C, Cl. 1A2,
      7.09%, 11/07/13.......................................   Aaa, AAA          2,088          2,088
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA      1,590,191      1,615,404
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA      1,000,000      1,010,926
                                                                                         ------------
   TOTAL ASSET-BACKED SECURITIES (COST $4,692,235)....................................      4,726,248
                                                                                         ------------
MORTGAGE-BACKED SECURITIES -- 2.1%
    Federal Home Loan Mortgage Corporation Notes, 1589 N,
      6.25%, 04/15/23.......................................                 1,141,527      1,176,254
    Federal Home Loan Mortgage Corporation Notes, Gold 15
      Yr., 6.00%, 01/01/13..................................                   205,317        215,712
    Federal National Mortgage Association Notes, 15 Yr Pool
      629603, 5.50%, 02/01/17...............................                   618,594        641,792
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                    39,942         40,878
    Federal National Mortgage Association Notes, Pool
      688996, 8.00%, 11/01/24...............................                   281,255        307,271
    Federal National Mortgage Association Notes, Ser.
      1993-50, Cl. D, 6.25%, 07/25/04.......................                   107,671        108,624
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                    37,444         40,287
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                    36,355         39,229
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                 1,400,000      1,449,180
                                                                                         ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $3,861,844).................................      4,019,227
                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                                            Principal       Value
                                                                              Amount       (Note 2)
                                                                           -----------   ------------
U.S. AGENCY OBLIGATIONS -- 25.2%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.1%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........               $ 2,000,000   $  2,048,502
                                                                                         ------------
 FEDERAL HOME LOAN BANKS NOTES -- 2.4%
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........                 2,250,000      2,305,391
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........                 2,000,000      2,178,312
                                                                                         ------------
                                                                                            4,483,703
                                                                                         ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.7%
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                 3,000,000      3,217,086
    Federal Home Loan Mortgage Corporation Notes, 6.63%,
      09/15/09..............................................                 2,800,000      3,201,999
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                 2,000,000      2,322,840
                                                                                         ------------
                                                                                            8,741,925
                                                                                         ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 17.0%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04..............................................                 3,000,000      3,097,311
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04..............................................                 7,000,000      7,109,759
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05(a)...........................................                 3,500,000      3,709,517
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                   825,000        882,524
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                 1,500,000      1,522,368
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                 2,850,000      3,130,839
    Federal National Mortgage Association Notes, 6.00%,
      05/15/08..............................................                 1,500,000      1,662,747
    Federal National Mortgage Association Notes, 5.25%,
      01/15/09..............................................                 6,750,000      7,264,633
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                   750,000        808,807
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11..............................................                 2,500,000      2,662,913
                                                                                         ------------
                                                                                           31,851,418
                                                                                         ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $45,686,675)...................................     47,125,548
                                                                                         ------------
U.S. TREASURY OBLIGATIONS -- 15.3%
 U.S. TREASURY BONDS -- 0.6%
    U.S. Treasury Bonds, 10.38%, 11/15/12...................                   650,000        829,283
    U.S. Treasury Bonds, 6.25%, 05/15/30(a).................                   250,000        288,496
                                                                                         ------------
                                                                                            1,117,779
                                                                                         ------------
 U.S. TREASURY NOTES -- 14.7%
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................                 4,300,000      4,557,329
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                 1,800,000      2,016,211
    U.S. Treasury Notes, 2.38%, 08/15/06(a).................                 2,900,000      2,915,634
    U.S. Treasury Notes, 6.50%, 10/15/06(a).................                 5,000,000      5,569,334
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                 1,780,000      1,839,867
    U.S. Treasury Notes, 6.13%, 08/15/07(a).................                 1,000,000      1,119,180
    U.S. Treasury Notes, 4.75%, 11/15/08(a).................                 3,000,000      3,211,641
    U.S. Treasury Notes, 5.00%, 08/15/11(a).................                 1,750,000      1,872,773

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                                Ratings      Amount        (Note 2)
                                                              -----------  -----------   ------------
    U.S. Treasury Notes, 4.88%, 02/15/12....................               $   300,000   $    317,719
    U.S. Treasury Notes, 4.00%, 11/15/12(a).................                 1,500,000      1,485,587
    U.S. Treasury Notes, 4.25%, 08/15/13....................                 2,500,000      2,503,125
                                                                                         ------------
                                                                                           27,408,400
                                                                                         ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $27,652,723).................................     28,526,179
                                                                                         ------------
MUNICIPAL BONDS -- 0.4%
    Illinois State Gen. Oblig. Rev. Bonds, 4.05%,
      06/01/15..............................................    Aa3, AA        750,000        690,458
                                                                                         ------------
   TOTAL MUNICIPAL BONDS (COST $748,368)..............................................        690,458
                                                                                         ------------
COMMERCIAL PAPER -- 3.8%
    Citigroup Inc., 0.70%, 01/02/04.........................                 4,000,000      4,000,000
    Prudential Funding, 0.85%, 01/02/04.....................                 3,171,313      3,171,313
                                                                                         ------------
   TOTAL COMMERCIAL PAPER (COST $7,171,313)...........................................      7,171,313
                                                                                         ------------
TOTAL INVESTMENTS (Cost $181,488,073)(+) -- 100%......................................   $186,963,830
                                                                                         ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $30,377,838)
  (see Note 4)........................................................................   $ 30,377,838
                                                                                         ============

------------------------
(+) The cost for federal income tax purposes. At December 31, 2003, net unrealized appreciation was $5,475,757. This consisted of aggregate gross unrealized appreciation for all securities, in which there was as excess of market value over tax cost, of $6,227,280, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $751,523.
(a) Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal       Value
                                                               Ratings(1)    Amount       (Note 2)
                                                              -----------  ----------   ------------
CORPORATE BONDS -- 55.7%
 BANKS -- 1.7%
    Swiss Bank Corp., 7.38%, 06/15/17.......................    Aa3, AA    $1,400,000   $  1,680,795
                                                                                        ------------
 FINANCIAL -- 23.3%
    Abbey National PLC, 6.69%, 10/17/05.....................    A1, A+      1,000,000      1,081,506
    AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08.....   Aaa, AAA       900,000        980,696
    Bank of America Corp., 7.80%, 02/15/10..................    Aa3, A        350,000        416,221
    Citigroup, Inc., 5.63%, 08/27/12........................    Aa2, A+     1,000,000      1,055,642
    Credit Suisse First Boston, 5.75%, 04/15/07.............    Aa3, A+       815,000        883,195
    First Union Corp., 6.82%, 08/01/06......................    A1, A-        591,000        704,485
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB-       390,000        400,020
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA     1,350,000      1,510,577
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA       635,000        768,815
    General Electric Global Insurance, 7.75%, 06/15/30......    A1, A-      1,235,000      1,442,650
    General Motors Acceptance Corp., 6.75%, 01/15/06........    A3, BBB     1,580,000      1,696,207
    General Motors Acceptance Corp., 7.75%, 01/19/10........    A3, BBB     1,130,000      1,280,921
    Goldman Sachs Group, 6.65%, 05/15/09....................    Aa3, A+     2,725,000      3,082,379
    Goldman Sachs Group, 6.13%, 02/15/33....................    Aa3, A+     1,580,000      1,591,130
    International Lease Finance Corp., 5.63%, 06/01/07......    A1, AA-     1,100,000      1,184,517
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A        850,000        909,463
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+      500,000        545,283
    Prudential Insurance Co., 6.38%, 07/23/06...............    A2, A+        900,000        980,393
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-       900,000      1,001,076
    Wells Fargo Financial, 5.50%, 08/01/12..................   Aa1, AA-       900,000        949,022
                                                                                        ------------
                                                                                          22,464,198
                                                                                        ------------
 INDUSTRIAL -- 17.7%
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa3, BBB      680,000        693,407
    Conagra Foods, Inc., 6.00%, 09/15/06....................  Baa1, BBB+      200,000        216,177
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB    1,540,000      1,872,472
    Dow Chemical, 5.75%, 11/15/09...........................    A3, A-      1,000,000      1,070,651
    Ford Motor Co., 7.45%, 07/16/31.........................  Baa1, BBB-      700,000        707,365
    General Electric Co., 5.00%, 02/01/13...................   Aaa, AAA       800,000        809,068
    General Motors Corp., 7.13%, 07/15/13(a)................   Baa1, BBB      500,000        548,335
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, N/R      300,000        319,759
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+       900,000        989,225
    Kraft Foods, Inc., 5.25%, 06/01/07......................   A3, BBB+       725,000        771,329
    Liberty Media Corp., 3.50%, 09/25/06....................  Baa3, BBB-      860,000        864,297
    Lockheed Martin Corp., 8.20%, 12/01/09..................   Baa2, BBB    1,810,000      2,197,979
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-      900,000        997,134
    Safeway, Inc., 6.15%, 03/01/06..........................   Baa2, BBB    1,125,000      1,203,739
    Schering-Plough Corp., 5.30%, 12/01/13..................     A3, A        300,000        305,235
    Time Warner Entertainment, 8.38%, 03/15/23..............  Baa1, BBB+      900,000      1,115,204
    Zeneca Wilmington, 7.00%, 11/15/23......................   Aa2, AA+     2,035,000      2,357,547
                                                                                        ------------
                                                                                          17,038,923
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
TELECOMMUNICATIONS -- 7.8%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB   $  896,000   $  1,096,300
    AT&T Corp., 7.25%, 11/15/06.............................   Baa2, BBB    1,000,000      1,105,836
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    A1, A+        450,000        485,739
    Sprint Capital Corp., 7.13%, 01/30/06...................  Baa3, BBB-    1,500,000      1,622,802
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A2, A+      1,310,000      1,508,317
    Wisconsin Bell, 6.35%, 12/01/06.........................    Aa3, A+     1,500,000      1,649,399
                                                                                        ------------
                                                                                           7,468,393
                                                                                        ------------
 UTILITIES -- 5.2%
    Columbia Energy Group, 6.80%, 11/28/05..................   Baa2, BBB      820,000        885,351
    Constellation Energy Group, 7.00%, 04/01/12.............  Baa1, BBB+      900,000      1,018,263
    Marathon Oil Corp., 6.80%, 03/15/32.....................  Baa1, BBB+    2,300,000      2,463,212
    Oklahoma Gas & Electric, 6.65%, 07/15/07................   A2, BBB+       565,000        635,191
                                                                                        ------------
                                                                                           5,002,017
                                                                                        ------------
   TOTAL CORPORATE BONDS (COST $50,473,183)..........................................     53,654,326
                                                                                        ------------
ASSET-BACKED SECURITIES -- 6.8%
    Citibank Credit Card Master Trust, Ser. 1999-7, Cl. A,
      6.65%, 11/15/06.......................................   Aaa, AAA     3,600,000      3,763,604
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA       123,186        127,189
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA       719,781        749,981
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................   Aaa, AAA       205,489        205,623
    Vanderbilt Mortgage Finance, Ser. 1998-B, 6.20%,
      10/07/12..............................................   Aaa, N/R        24,254         24,249
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA     1,153,418      1,171,706
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA       500,000        505,463
                                                                                        ------------
   TOTAL ASSET-BACKED SECURITIES (COST $6,489,326)...................................      6,547,815
                                                                                        ------------
MORTGAGE-BACKED SECURITIES -- 4.3%
    Federal Home Loan Mortgage Corporation Notes, 1589 N,
      6.25%, 04/15/23.......................................                  410,950        423,452
    Federal Home Loan Mortgage Corporation Notes, 7 Yr.
      Ballon, 4.50%, 11/01/10...............................                  997,236      1,013,753
    Federal Home Loan Mortgage Corporation Notes, FHR 2359
      VD, 6.00%, 05/15/19...................................                1,450,000      1,509,594
    Federal Home Loan Mortgage Corporation Notes, Gold 15
      Yr., 6.00%, 01/01/13..................................                  124,046        130,326
    Federal National Mortgage Association Notes, 15 Yr Pool
      629603, 5.50%, 02/01/17...............................                  371,157        385,075
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                   29,955         32,230
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                   29,318         31,636
    Government National Mortgage Association, Ser 2001-53,
      PT, 5.50%, 01/20/31...................................                  630,000        652,131
                                                                                        ------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $4,034,789)...................................      4,178,197
                                                                                        ------------
U.S. AGENCY OBLIGATIONS -- 16.8%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.0%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........                  910,000        932,068
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                                           Principal       Value
                                                                             Amount       (Note 2)
                                                                           ----------   ------------
FEDERAL HOME LOAN BANKS NOTES -- 2.2%
    Federal Home Loan Banks Notes, 3.63%, 10/15/04..........               $  510,000   $    519,338
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........                  635,000        650,632
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........                  900,000        980,241
                                                                                        ------------
                                                                                           2,150,211
                                                                                        ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 2.7%
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
      07/15/05..............................................                  550,000        594,236
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                1,350,000      1,447,689
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                  500,000        580,710
                                                                                        ------------
                                                                                           2,622,635
                                                                                        ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 10.9%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04..............................................                  900,000        929,193
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05(a)...........................................                2,175,000      2,305,199
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                  900,000        913,421
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                  700,000        768,978
    Federal National Mortgage Association Notes, 6.00%,
      05/15/08..............................................                  820,000        908,968
    Federal National Mortgage Association Notes, 5.25%,
      01/15/09..............................................                1,680,000      1,808,087
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11..............................................                  550,000        585,841
    Federal National Mortgage Association Notes, 6.25%,
      05/15/29..............................................                2,035,000      2,204,475
                                                                                        ------------
                                                                                          10,424,162
                                                                                        ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $15,659,397)..................................     16,129,076
                                                                                        ------------
U.S. TREASURY OBLIGATIONS -- 14.9%
 U.S. TREASURY BONDS -- 6.6%
    U.S. Treasury Bonds, 7.50%, 11/15/16....................                  500,000        636,563
    U.S. Treasury Bonds, 8.88%, 02/15/19....................                1,130,000      1,615,546
    U.S. Treasury Bonds, 7.13%, 02/15/23....................                  770,000        961,026
    U.S. Treasury Bonds, 6.00%, 02/15/26....................                1,000,000      1,108,945
    U.S. Treasury Bonds, 6.50%, 11/15/26....................                  450,000        529,383
    U.S. Treasury Bonds, 6.38%, 08/15/27....................                  450,000        522,633
    U.S. Treasury Bonds, 6.25%, 05/15/30(a).................                  250,000        288,496
    U.S. Treasury Bonds, 5.38%, 02/15/31(a).................                  630,000        656,997
                                                                                        ------------
                                                                                           6,319,589
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount       (Note 2)
                                                              -----------  ----------   ------------
U.S. TREASURY NOTES -- 8.3%
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................               $  680,000   $    720,694
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                  680,000        761,680
    U.S. Treasury Notes, 2.38%, 08/15/06(a).................                  750,000        754,043
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                  630,000        651,189
    U.S. Treasury Notes, 4.75%, 11/15/08(a).................                  750,000        802,910
    U.S. Treasury Notes, 4.88%, 02/15/12....................                  380,000        402,444
    U.S. Treasury Notes, 4.00%, 11/15/12(a).................                2,925,000      2,896,893
    U.S. Treasury Notes, 4.25%, 08/15/13(a).................                1,000,000      1,001,250
                                                                                        ------------
                                                                                           7,991,103
                                                                                        ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $13,564,856)................................     14,310,692
                                                                                        ------------
MUNICIPAL BONDS -- 0.7%
    Illinois State Gen. Oblig. Rev. Bonds, 4.05%,
      06/01/15..............................................    Aa3, AA       750,000        690,458
                                                                                        ------------
   TOTAL MUNICIPAL BONDS (COST $748,368).............................................        690,458
                                                                                        ------------
COMMERCIAL PAPER -- 0.8%
    Citigroup Inc., 0.70%, 01/02/04.........................                  755,231        755,231
                                                                                        ------------
   TOTAL COMMERCIAL PAPER (COST $755,231)............................................        755,231
                                                                                        ------------
TOTAL INVESTMENTS (Cost $91,725,150)(+) -- 100.0%....................................   $ 96,265,795
                                                                                        ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $11,021,581)
  (see Note 4).......................................................................   $ 11,021,581
                                                                                        ============

------------------------
(+) The cost for federal income tax purposes. At December 31, 2003, net unrealized appreciation was $4,540,645. This consisted of aggregate gross unrealized appreciation for all securities, in which there was as excess of market value over tax cost, of $4,899,961, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $359,316.
(2) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase.
(a) Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount      (Note 2)
                                                              -----------  ----------   -----------
MUNICIPAL BONDS -- 97.5%
 ALABAMA -- 5.8%
    Alabama 21st Century Auth. Tobacco Settlement Rev.
      Bonds, 5.10%, 12/01/09................................    A-, A1     $  500,000   $   512,149
    Alabama Housing Fin. Auth. Single Family Mtge. Rev.
      Bonds, Ser. A-1, 5.00%, 10/01/14......................   Aaa, N/R       230,000       238,892
    Alabama State Ind. Dev. Auth. Special Tax Obligation
      Bonds, 4.50%, 07/01/10................................    A2, N/R       250,000       265,423
    Alabama State Public School & College Auth. Rev. Bonds,
      5.13%, 11/01/10.......................................    Aa3, AA     1,215,000     1,363,351
    Alabama Water Poll. Cntrl. Auth. Rev. Bonds, Ser. B,
      4.50%, 08/15/10.......................................   Aaa, AAA       250,000       268,433
    Jefferson County, AL Sewer Rev. Bonds, 5.25%,
      02/01/11..............................................   Aaa, AAA       250,000       280,978
    Shelby County, AL Brd. of Educ. Ref. Cap Outlay School
      Warrants Bonds, 5.50%, 02/01/08.......................   Aaa, AAA       300,000       318,351
    Trussville, AL Gen. Oblig. Ltd. Bonds, 4.60%,
      10/01/13..............................................   Aaa, N/R       165,000       176,900
                                                                                        -----------
                                                                                          3,424,477
                                                                                        -----------
 ARKANSAS -- 2.2%
    Rogers, AR School Dist. #30 Gen. Oblig. Bonds, Ser. A,
      4.13%, 02/01/06.......................................   Aaa, N/R       570,000       600,369
    Sheridan, AR School Dist. No. 37 Ref. & Construction
      Gen. Oblig. Bonds, 5.00%, 02/01/08....................   Aaa, AAA       375,000       415,343
    Springdale, AR School Dist. #50 Gen. Oblig. Ltd. Bonds,
      3.50%, 06/01/10.......................................   Aaa, N/R       260,000       265,858
                                                                                        -----------
                                                                                          1,281,570
                                                                                        -----------
 CALIFORNIA -- 8.1%
    California State Gen. Oblig. Bonds, 4.75%, 05/01/09.....   Baa1, BBB      430,000       460,504
    California State Gen. Oblig. Bonds, 5.75%, 10/01/10.....   Baa1, BBB      750,000       845,663
    California State Gen. Oblig. Bonds, 5.25%, 11/01/10.....   Baa1, BBB      450,000       494,528
    California State Public Works Brd. Lease Rev. Bonds,
      5.13%, 10/01/12.......................................   Baa1, AAA      250,000       274,323
    California State Public Works Brd. Lease Rev. Bonds,
      5.00%, 12/01/13.......................................   Baa1, AAA      575,000       634,938
    California State Public Works Brd. Ref. Rev. Bonds,
      5.25%, 10/01/11.......................................   Baa1, AAA      150,000       169,851
    California State Var. Purpose Gen. Oblig. Bonds, 4.00%,
      11/01/11..............................................   Baa1, BBB    1,000,000     1,012,129
    California State Veterans Ser. B Ref. Bonds, 4.70%,
      12/01/07..............................................    Baa1, A       100,000       107,359
    Golden State Tobacco Securitization Corp. California
      Tobacco Settlement Rev. Bonds, Enhanced Ser. B, 5.00%,
      06/01/10..............................................  Baa2, BBB-      500,000       535,525
    Santa Cruz County Redev. Agency Tax Allocation Bonds,
      2.50%, 09/01/06.......................................   Aaa, AAA       190,000       194,372
                                                                                        -----------
                                                                                          4,729,192
                                                                                        -----------
 COLORADO -- 2.8%
    Colorado Department Trans. Revenue Bonds, 5.00%,
      06/15/06..............................................    Aa3, AA     1,000,000     1,077,840
    Colorado Health Fac. Auth. Rev. Bonds, (Catholic Health
      Initiatives), 5.38%, 09/01/10.........................    Aa2, AA       500,000       553,940
                                                                                        -----------
                                                                                          1,631,780
                                                                                        -----------
 DELAWARE -- 3.9%
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/07..............................................   Aaa, AAA       160,000       204,013
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/08..............................................   Aaa, AAA       180,000       238,669
    Delaware River & Bay Auth. Rev. Bonds, 5.40%,
      01/01/14..............................................   Aaa, AAA       250,000       277,743
    Delaware State Economic Dev. Auth. Ref. Rev. Bonds
      (Delmarva Power Poll. Cntrl. Proj.), Ser. 2001C,
      4.90%, 05/01/26.......................................   Aaa, AAA       250,000       274,135
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.40%, 07/01/05.............   N/R, N/R       155,000       166,455

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount      (Note 2)
                                                              -----------  ----------   -----------
    Delaware State Economic Dev. Auth. Rev. Bonds (Student
      Housing Univ. Courtyard), 5.38%, 08/01/11.............    N/R, AA    $  250,000   $   279,283
    Delaware State Health Fac. Auth. Ref. Rev. Bonds
      (Delaware Medical Center), 7.00%, 10/01/04............   Aaa, AAA       425,000       431,089
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992C, 7.25%, 01/01/07...............     A1, A        110,000       111,936
    New Castle County, DE Gen. Oblig. Rev. Bonds, 5.25%,
      10/01/14..............................................   Aaa, AAA       250,000       275,095
                                                                                        -----------
                                                                                          2,258,418
                                                                                        -----------
 FLORIDA -- 6.0%
    Broward County, FL Resource Recovery Ref. Bonds
      Wheelabrator South A, 5.00%, 12/01/07.................    A3, AA-       275,000       300,622
    Jacksonville, FL Dist. Water & Sewer Rev. Bonds, 5.13%,
      09/30/08..............................................   Aaa, AAA       500,000       550,715
    JEA Florida St. Johns River Power Pk. Sys. Rev. Bonds,
      3.30%, 10/01/09.......................................    Aa2, AA       250,000       255,860
    Lakeland, FL Energy Sys. Rev. Bonds, 5.50%, 10/01/14....   Aaa, AAA       455,000       515,943
    Tampa, FL Solid Waste Sys. Revenue Bonds, 4.20%,
      10/01/06..............................................   Aaa, AAA     1,500,000     1,592,759
    Tampa, FL Sports Auth. Sales Tax Revenue Bonds, 5.00%,
      01/01/08..............................................   Aaa, AAA       300,000       326,502
                                                                                        -----------
                                                                                          3,542,401
                                                                                        -----------
 GEORGIA -- 2.6%
    Fulton County, GA Bldg. Auth. Rev. Bonds, 4.00%,
      01/01/11..............................................    Aa3, AA       360,000       379,991
    Fulton County, GA Gen. Oblig. Rev. Bonds, 6.38%,
      05/01/11..............................................    Aa2, AA       500,000       605,114
    Georgia State Housing & Fin. Auth. Rev. Bonds, (Single
      Family Mtge.), 4.85%, 06/01/08........................   N/R, AAA       260,000       272,522
    Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ.
      Proj.), Ser. 2000A, 5.75%, 11/01/15...................    Aa2, AA       250,000       290,635
                                                                                        -----------
                                                                                          1,548,262
                                                                                        -----------
 ILLINOIS -- 7.2%
    Bloomington, IL Gen. Oblig. Unltd. Bonds, 5.50%,
      12/01/07..............................................   Aa2, N/R       300,000       325,752
    Cook Kane Lake & McHenry Counties, IL Community College
      Dist. 512, 5.50%, 12/01/17............................   Aaa, N/R       520,000       583,632
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.10%, 11/01/11...............................   Aa1, AA+       400,000       450,512
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.15%, 11/01/12...............................   Aa1, AA+       250,000       279,938
    Illinois Health Facs. Auth. Rev. Bonds, 1.30%,
      05/15/29..............................................   Aaa, A-1     2,000,000     1,999,999
    Illinois State Gen. Oblig. Unltd. Bonds, 5.38%,
      07/01/08..............................................   Aaa, AAA       250,000       268,418
    Springfield, IL Elec. Rev. Bonds, Sr Lien, 5.50%,
      03/01/12..............................................   Aaa, AAA       250,000       285,583
                                                                                        -----------
                                                                                          4,193,834
                                                                                        -----------
 KANSAS -- 1.0%
    Butler & Sedgwick County, KA Univ. School Dist. Gen.
      Oblig. Unltd. Bonds, 6.00%, 09/01/14..................   Aaa, AAA       500,000       606,725
                                                                                        -----------
 LOUISIANA -- 1.8%
    Louisiana Public Fac. Auth. Medical Center Rev. Bonds,
      4.00%, 10/15/06.......................................   Aaa, AAA     1,000,000     1,056,760
                                                                                        -----------
 MAINE -- 1.0%
    Maine Governmental Fac. Auth. Lease Rent Rev. Bonds,
      6.00%, 10/01/13.......................................   Aaa, AAA       500,000       594,585
                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount      (Note 2)
                                                              -----------  ----------   -----------
MARYLAND -- 1.7%
    Maryland State Department Trans. Rev. Bonds, 4.00%,
      12/15/07..............................................    Aa2, AA    $  500,000   $   534,775
    Maryland State Health & Higher Educ. Fac. Auth. Rev.
      Bonds, 5.13%, 07/01/12................................   Aaa, AAA       400,000       456,508
                                                                                        -----------
                                                                                            991,283
                                                                                        -----------
 MASSACHUSETTS -- 3.0%
    Massachusetts State Commonwealth Gen. Oblig. Bonds,
      5.00%, 10/01/09.......................................   Aa2, AA-       500,000       556,709
    Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of
      MA, Visual & Performing Arts Proj.), 6.00%,
      08/01/16..............................................    A2, N/R       310,000       374,145
    Massachusetts State Fed. Highway Grant Ant. Notes, Ser.
      1998B, 5.13%, 12/15/08................................   Aa3, N/R       350,000       391,815
    Massachusetts State Housing Fin. Agency Rev. Bonds,
      4.00%, 12/01/10.......................................    Aa2, AA       100,000       102,116
    Massachusetts State Special Obligation Rev. Bonds Ref.
      Nts.-Federal Highway Grant Ant.-A, 5.00%, 12/15/12....   Aaa, N/R       275,000       305,418
                                                                                        -----------
                                                                                          1,730,203
                                                                                        -----------
 MICHIGAN -- 1.3%
    Charlevoix, MI Public School Dist. Gen. Oblig. Bonds,
      5.45%, 05/01/09.......................................   Aaa, N/R       320,000       366,736
    Charlevoix, MI Public School Dist. Gen. Oblig. Bonds,
      5.70%, 05/01/09.......................................   Aaa, N/R       330,000       382,279
                                                                                        -----------
                                                                                            749,015
                                                                                        -----------
 MINNESOTA -- 0.5%
    Minnesota State Gen. Oblig. Rev. Bonds, 5.00%,
      11/01/07..............................................   Aa1, AAA       250,000       276,760
                                                                                        -----------
 NEBRASKA -- 0.4%
    Omaha, NE Packaging Fac. Corp. Lease Rev. Bonds, 5.45%,
      05/01/15..............................................   Aa1, AA+       210,000       224,133
                                                                                        -----------
 NEVADA -- 0.7%
    Washoe County, NV Gen. Oblig. Bonds (Park, Open Space &
      Library), 5.75%, 05/01/14.............................   Aaa, AAA       380,000       435,347
                                                                                        -----------
 NEW JERSEY -- 1.4%
    New Jersey Tobacco Settlement Fin. Corp., Rev. Bonds,
      5.00%, 06/01/09.......................................   Baa2, BBB      250,000       249,090
    Passaic County, NJ Gen. Oblig. Ref. Bonds, 5.00%,
      09/01/07..............................................   Aaa, N/R       500,000       550,715
                                                                                        -----------
                                                                                            799,805
                                                                                        -----------
 NEW YORK -- 14.9%
    Ballston, NY Cent. School Dist. Gen. Oblig. Bonds,
      2.75%, 06/01/06.......................................   Aaa, AAA       250,000       256,630
    Chittenango, NY Central School Dist. Gen. Oblig. Bonds,
      5.60%, 06/15/09.......................................   Aaa, AAA       200,000       233,662
    Mayfield, NY Cent. School Dist. Gen Oblig. Bonds, 4.25%,
      06/15/12..............................................   Aaa, AAA       685,000       729,655
    New York State Agency Spec. School Purp. Rev. Bonds,
      Ser. C, 5.25%, 12/01/10...............................    N/R, A+     1,500,000     1,666,559
    New York State Dorm Auth. Rev. Bonds, 5.25%, 05/15/15...   Aaa, AAA     1,000,000     1,138,389
    New York State Dorm. Auth. Pace Univ. Ref. Bonds, 6.50%,
      07/01/08..............................................   Aaa, AAA       515,000       605,331
    New York State Twy. Auth. Second Rev. Bonds, 3.00%,
      04/01/05..............................................   N/R, AA-       225,000       229,365
    New York State Urban Dev. Corp. Rev. Bonds, 5.00%,
      12/15/06..............................................    A1, AA        500,000       543,235
    New York State Urban Dev. Corp. Rev. Bonds, 5.00%,
      01/01/07..............................................    A3, AA-       500,000       540,700
    New York State Urban Development Corp Ser A, 4.00%,
      01/01/09..............................................   N/R, AA-       500,000       522,135
    New York, NY City Transitional Fin. Auth. Rev. Bonds,
      5.75%, 11/01/11.......................................   Aa2, AA+       700,000       807,086
    New York, NY Ser. E. Gen. Oblig. Bonds, 5.25%,
      08/01/12..............................................     A2, A        250,000       274,258
    North Tonawanda, NY City School Dist. Gen. Oblig. Bonds,
      5.25%, 06/15/09.......................................   Aaa, N/R       200,000       230,116

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount      (Note 2)
                                                              -----------  ----------   -----------
    TSASC Inc., NY TFABS-Ser. 1 Plan Prin. 2010, 5.88%,
      07/15/15..............................................   A2, BBB+    $  250,000   $   253,398
    West Genesee, NY Cent. School Dist. Gen. Oblig. Bonds,
      3.50%, 06/15/07.......................................   Aaa, N/R       500,000       524,480
    West Islip, NY Un Free School Dist. Gen. Oblig. Bonds,
      4.25%, 10/01/11.......................................   Aaa, N/R       250,000       266,565
                                                                                        -----------
                                                                                          8,821,564
                                                                                        -----------
 NORTH CAROLINA -- 0.9%
    Cabarrus County, NC Cert. Participation Lease Rev.
      Bonds, 3.00%, 02/01/07................................   Aa3, AA-       235,000       241,535
    Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%,
      06/01/10..............................................   Aa2, AA+       250,000       293,820
                                                                                        -----------
                                                                                            535,355
                                                                                        -----------
 OHIO -- 5.9%
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), 5.00%, 10/01/08............................    A1, AA-       500,000       542,110
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), Ser. A, 5.63%, 10/01/16....................    A1, AA-       500,000       542,420
    Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg.
      Fund Proj.), Ser. 2001A, 5.50%, 04/01/12..............    Aa2, AA       500,000       571,025
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds Ser. 2A,
      5.50%, 12/01/09.......................................    Aa2, AA       500,000       575,870
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A,
      5.50%, 12/01/08.......................................    Aa2, AA       200,000       228,062
    Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%,
      02/01/10..............................................   Aa1, AA+       350,000       408,531
    Pickerington, OH Local School Dist. Construction & Imp.
      Gen Oblig. Bonds, 5.80%, 12/01/09.....................   Aaa, AAA       500,000       585,795
                                                                                        -----------
                                                                                          3,453,813
                                                                                        -----------
 OKLAHOMA -- 0.2%
    Oklahoma City, OK Gen. Oblig. Bonds, 5.40%, 07/01/10....    Aa2, AA       100,000       115,708
                                                                                        -----------
 OREGON -- 1.1%
    Multnomah-Clackamas Counties, OR Centennial School Dist.
      Gen. Oblig. Bonds, 5.50%, 06/15/13....................   Aaa, N/R       550,000       625,064
                                                                                        -----------
 PENNSYLVANIA -- 5.2%
    Adams County, PA Public Imp. Misc. Rev. Bonds, 5.20%,
      05/15/11..............................................   Aaa, AAA       250,000       286,065
    Bethlehem, PA Area Vocational Technical School Auth.
      Lease Rev. Bonds, 5.50%, 09/01/09.....................   Aaa, N/R       325,000       374,238
    Harrisburg, PA Office & Parking Rev. Auth. Bonds
      (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05...   N/R, AAA       345,000       355,933
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Eastern College Proj.), Ser. B, 8.00%, 10/15/06......   N/R, AAA       440,000       522,940
    Pennsylvania State Ref. Gen. Oblig. Bonds, 5.38%,
      11/15/07..............................................   Aaa, AAA       250,000       273,383
    Philadelphia, PA Hospitals & Higher Educ. Fac. Auth.
      Rev. Bonds (Jefferson Health Systems Proj.), Ser.
      1997A, 5.50%, 05/15/05................................    A1, AA-       500,000       525,809
    Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%,
      04/01/11..............................................   Aaa, AAA       190,000       217,117
    Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds
      (Landfill Gas Recycling-Lanchester Energy Partners
      Proj.) Ser. 1998B, .00%, 01/01/05*....................   N/R, N/R       500,000        75,000
    York County, PA Solid Waste & Refuse Auth. Rev. Bonds,
      5.50%, 12/01/06.......................................   Aaa, AAA       400,000       441,908
                                                                                        -----------
                                                                                          3,072,393
                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount      (Note 2)
                                                              -----------  ----------   -----------
PUERTO RICO -- 0.7%
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.00%, 05/15/09................   Baa2, BBB   $  100,000   $   102,706
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.75%, 07/01/10................    A3, AAA       250,000       293,628
                                                                                        -----------
                                                                                            396,334
                                                                                        -----------
 SOUTH DAKOTA -- 0.5%
    South Dakota Housing Dev. Auth. Homeownership Mtge. Rev.
      Bonds, Ser. C, 4.15%, 05/01/07........................   Aa1, AAA       265,000       271,932
                                                                                        -----------
 TENNESSEE -- 0.5%
    Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%,
      10/01/13..............................................   Aa2, AA+       250,000       285,730
                                                                                        -----------
 TEXAS -- 8.8%
    Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds,
      7.00%, 08/15/11.......................................   Aaa, N/R       250,000       308,543
    Georgetown, TX Utility System Ref. Rev. Bonds, Ser.
      1998A, 4.80%, 08/15/11................................   Aaa, AAA       650,000       693,114
    Houston, TX Ref. & Public Imp. Rev. Bonds, Ser. 1999A,
      5.25%, 03/01/13.......................................   Aa3, AA-       500,000       553,450
    Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, 5.50%,
      02/15/15..............................................   Aaa, AAA       500,000       560,470
    Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds (St.
      Joseph Health Sys.), 5.00%, 07/01/08..................   Aa3, AA-       350,000       379,680
    Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds,
      Ser. 2001A, 5.00%, 02/15/12...........................   Aaa, AAA       625,000       691,030
    San Antonio, TX Independent School Dist. Gen. Oblig.
      Unltd. Bonds, 7.00%, 08/15/08.........................   Aaa, AAA       225,000       270,045
    Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds,
      Ser. 2001A, 5.50%, 10/01/12...........................    Aa1, AA       300,000       342,519
    Texas State Turnpike Auth. Cent. Rev. Bonds, 5.00%,
      06/01/08..............................................    Aa3, AA       500,000       552,490
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien-Ser. 1998A, 5.25%, 07/15/11......................   Aaa, AAA       500,000       554,915
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/11..............................................   Aaa, AAA        60,000        72,988
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      01/01/12..............................................   Aaa, AAA        75,000        90,950
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      01/01/13..............................................   Aaa, AAA        85,000       104,139
                                                                                        -----------
                                                                                          5,174,333
                                                                                        -----------
 UTAH -- 0.5%
    Utah State Bldg. Ownership Auth. Lease Rev. Bonds,
      5.50%, 05/15/07.......................................   Aa1, AA+       250,000       273,455
                                                                                        -----------
 VIRGINIA -- 1.9%
    Virginia Commonwealth Trans. Brd. Rev. Bonds (Federal
      Highway Reimbursement Ant. Notes), 5.75%, 10/01/07....   Aa2, AA+     1,000,000     1,130,850
                                                                                        -----------
 WASHINGTON -- 3.2%
    Seattle, WA Muni. Light & Power Ref. Rev. Bonds, 5.00%,
      07/01/10..............................................   Aaa, AAA       350,000       389,952
    Snohomish County, WA Public Utility Rev. Bonds, 5.00%,
      12/01/08..............................................   Aaa, AAA       250,000       278,843
    Washington State Public Power Supply Sys. Nuclear Proj.
      No. 1 Rev. Bonds, 5.75%, 07/01/09.....................   Aa1, AA-       320,000       365,722
    Washington State Public Power Supply Sys. Nuclear Proj.
      No. 2 Rev. Bonds, 5.75%, 07/01/09.....................   Aa1, AA-       200,000       228,576
    Washington State Variable Purpose-Ser. B Gen. Oblig.
      Unltd. Bonds, 5.00%, 01/01/13.........................   Aa1, AA+       300,000       325,725
    Washington Tobacco Settlement Mgmt. Auth. Rev. Bonds,
      5.00%, 06/01/08.......................................   Baa1, BBB      300,000       299,610
                                                                                        -----------
                                                                                          1,888,428
                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                              Ratings(1)     Amount      (Note 2)
                                                              -----------  ----------   -----------
WISCONSIN -- 1.8%
    Milwaukee County, WI Rev. Adj. Ref. Bonds (Pub Museum),
      Ser. B, 4.35%, 12/01/04...............................    N/R, A+    $1,000,000   $ 1,029,110
                                                                                        -----------
   TOTAL MUNICIPAL BONDS (COST $55,475,581)..........................................    57,148,619
                                                                                        -----------
SHORT-TERM INVESTMENTS -- 2.5%
 SHORT-TERM INVESTMENTS -- 2.5%
    Blackrock Municipal Cash Tax-Exempt Cash Money Market
      Fund..................................................                1,469,718     1,469,718
                                                                                        -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $1,469,718)...................................     1,469,718
                                                                                        -----------
TOTAL INVESTMENTS (Cost $56,945,299)(+) -- 100.0%....................................   $58,618,337
                                                                                        ===========

------------------------
(+) The cost for federal income tax purposes. At December 31, 2003, net unrealized appreciation was $1,673,038. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $2,143,912, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $470,874.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase.
(*) Non-income producing for the period ended December 31, 2003. Security in default.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT-TERM INCOME SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P  Principal       Value
                                                                Ratings      Amount      (Note 2)
                                                              -----------  ----------   -----------
CORPORATE BONDS -- 65.2%
 FINANCIAL -- 15.9%
    Credit Suisse First Boston, 5.75%, 04/15/07.............    Aa3, A+    $1,000,000   $ 1,083,675
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB-       500,000       512,847
    General Motors Acceptance Corp., 6.75%, 01/15/06........    A3, BBB     1,000,000     1,073,549
    Goldman Sachs Group, 6.65%, 05/15/09....................    Aa3, A+       500,000       565,574
    International Lease Finance Corp., 5.63%, 06/01/07......    A1, AA-     1,000,000     1,076,834
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+      750,000       817,925
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-     1,000,000     1,112,306
                                                                                        -----------
                                                                                          6,242,710
                                                                                        -----------
 INDUSTRIAL -- 40.0%
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................   Ba1, BBB-    1,243,000     1,288,058
    Comcast Cable Communications, Inc., 8.38%, 05/01/07.....   Baa3, BBB      674,000       781,421
    Conagra Foods, Inc., 6.00%, 09/15/06....................  Baa1, BBB+    1,000,000     1,080,887
    Dow Chemical, 5.75%, 11/15/09...........................    A3, A-        500,000       535,326
    Hertz Corp., 4.70%, 10/02/06............................  Baa2, BBB-      500,000       508,802
    International Business Machines Corp., 5.38%,
      02/01/09..............................................    A1, A+      1,000,000     1,078,418
    Kraft Foods, Inc., 5.25%, 06/01/07......................   A3, BBB+     1,000,000     1,063,902
    Liberty Media Corp., 3.50%, 09/25/06....................  Baa3, BBB-      290,000       291,449
    McDonald's Corp., 3.88%, 08/15/07.......................     A2, A      1,000,000     1,027,406
    Motorola, Inc., 6.75%, 02/01/06.........................   Baa3, BBB    1,082,000     1,165,622
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-    1,000,000     1,107,927
    Safeway, Inc., 6.15%, 03/01/06..........................   Baa2, BBB    1,000,000     1,069,990
    Time Warner Cos., Inc., 8.18%, 08/15/07.................  Baa1, BBB+    1,020,000     1,181,002
    Tricon Global, 7.45%, 05/15/05..........................   Ba1, BB+       500,000       533,125
    Tyco International Group SA, 5.88%, 11/01/04............   Ba2, BBB-      500,000       513,750
    Tyson Foods, Inc., 7.25%, 10/01/06......................   Baa3, BBB    1,000,000     1,095,833
    Walt Disney Co., 7.30%, 02/08/05........................  Baa1, BBB+      750,000       795,336
    Weyerhaeuser Co., 6.00%, 08/01/06.......................   Baa2, BBB      500,000       535,399
                                                                                        -----------
                                                                                         15,653,653
                                                                                        -----------
 TELECOMMUNICATIONS -- 5.6%
    AT&T Corp., 7.25%, 11/15/06.............................   Baa2, BBB    1,000,000     1,105,836
    Sprint Capital Corp., 7.13%, 01/30/06...................  Baa3, BBB-    1,000,000     1,081,868
                                                                                        -----------
                                                                                          2,187,704
                                                                                        -----------
 UTILITIES -- 3.7%
    Columbia Energy Group, 6.80%, 11/28/05..................   Baa2, BBB      500,000       539,847
    Dominion Resources, Inc., 2.80%, 02/15/05...............  Baa1, BBB+      500,000       505,155
    Ohio Power Co., Series 1997A, 6.73%, 11/01/04...........    A3, BBB       400,000       417,052
                                                                                        -----------
                                                                                          1,462,054
                                                                                        -----------
   TOTAL CORPORATE BONDS (COST $25,554,836)..........................................    25,546,121
                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT-TERM INCOME SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P  Principal       Value
                                                                Ratings      Amount      (Note 2)
                                                              -----------  ----------   -----------
MORTGAGE-BACKED SECURITIES -- 1.3%
    Federal Home Loan Mortgage Corp. Notes, 7 Yr Balloon,
      4.50%, 11/01/10.......................................               $  498,618   $   506,877
                                                                                        -----------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $506,801)..................................       506,877
                                                                                        -----------
U.S. AGENCY OBLIGATIONS -- 27.4%
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 22.4%
    Federal Home Loan Banks Discount Notes, .75%,
      01/07/04..............................................                8,739,000     8,738,090
                                                                                        -----------
 FEDERAL HOME LOAN BANKS NOTES -- 2.5%
    Federal Home Loan Banks Notes, 1.70%, 12/30/05..........                1,000,000       993,948
                                                                                        -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 2.5%
    Federal National Mortgage Association Notes, 3.21%,
      07/23/08..............................................                1,000,000       991,174
                                                                                        -----------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $10,722,058)..................................    10,723,212
                                                                                        -----------
U.S. TREASURY OBLIGATIONS -- 1.0%
 U.S. TREASURY NOTES -- 1.0%
    U.S. Treasury Notes, 2.38%, 08/15/06....................                  400,000       402,156
                                                                                        -----------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $400,086)...................................       402,156
                                                                                        -----------
COMMERCIAL PAPER -- 5.1%
    American Express Co., 0.50%, 01/02/04...................                1,001,008     1,001,008
    Citigroup Inc., 0.70%, 01/02/04.........................                1,011,317     1,011,317
                                                                                        -----------
   TOTAL COMMERCIAL PAPER (COST $2,012,325)..........................................     2,012,325
                                                                                        -----------
TOTAL INVESTMENTS (Cost $39,196,106)(+) -- 100%......................................   $39,190,691
                                                                                        ===========

------------------------
(+) The cost for federal income tax purposes. At December 31, 2003, net unrealized depreciation was $5,415. This consisted of aggregate gross unrealized appreciation for all securities, in which there was as excess of market value over tax cost, of $93,542, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $98,957.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                      Short/                                   Short-Term
                                                   Intermediate   Broad Market    Municipal      Income
                                                   Bond Series    Bond Series    Bond Series     Series
                                                   ------------   ------------   -----------   -----------
ASSETS:
Investment in securities, at value*..............  $186,963,830   $ 96,265,795   $58,618,337   $39,190,691
Securities lending collateral....................    30,377,838     11,021,581            --            --
Receivable for contributions.....................       226,917          1,054            --     1,550,000
Dividends and interest receivable................     2,484,619      1,245,630       606,745       441,758
                                                   ------------   ------------   -----------   -----------
Total assets.....................................   220,053,204    108,534,060    59,225,082    41,182,449
                                                   ------------   ------------   -----------   -----------
LIABILITIES:
Obligation to return securities lending
  collateral.....................................    30,377,838     11,021,581            --            --
Payable for withdrawals..........................         6,500          7,364            --            --
Payable for investments purchased................            --             --     1,059,930            --
Accrued advisory fee.............................        57,545         31,305        17,785        11,868
Other accrued expenses...........................        28,886         20,805        14,481        15,821
                                                   ------------   ------------   -----------   -----------
Total liabilities................................    30,470,769     11,081,055     1,092,196        27,689
                                                   ------------   ------------   -----------   -----------
NET ASSETS.......................................  $189,582,435   $ 97,453,005   $58,132,886   $41,154,760
                                                   ============   ============   ===========   ===========
------------------------
*  Investments at cost...........................  $181,488,073   $ 91,725,150   $56,945,299   $39,196,106

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                           Short/                                   Short-Term
                                                        Intermediate   Broad Market    Municipal      Income
                                                        Bond Series    Bond Series    Bond Series   Series(1)
                                                        ------------   ------------   -----------   ----------
INVESTMENT INCOME:
  Interest............................................  $ 3,934,209    $ 2,536,467     $ 900,534     $371,552
  Dividends...........................................           --          6,974            --           --
  Securities lending..................................       17,973          8,860            --           --
                                                        -----------    -----------     ---------     --------
    Total investment income...........................    3,952,182      2,552,301       900,534      371,552
                                                        -----------    -----------     ---------     --------
EXPENSES:
  Advisory fees.......................................      328,059        190,273        88,769       52,332
  Administration and accounting fees..................       87,873         50,966        23,777       14,017
  Custody fees........................................       15,213         10,161         7,486        5,840
  Trustees' fees......................................        2,117          2,125         2,117        1,299
  Professional fees...................................       14,336         11,766         6,880        9,733
  Other...............................................        7,511          5,962         8,629        3,093
                                                        -----------    -----------     ---------     --------
    Total expenses....................................      455,109        271,253       137,658       86,314
                                                        -----------    -----------     ---------     --------
  Net investment income...............................    3,497,073      2,281,048       762,876      285,238
                                                        -----------    -----------     ---------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments.............      706,082        367,908       (22,455)       4,250
  Net change in unrealized appreciation (depreciation)
    on investments....................................   (4,137,574)    (3,575,038)     (237,583)      (5,415)
                                                        -----------    -----------     ---------     --------
  Net loss on investments.............................   (3,431,492)    (3,207,130)     (260,038)      (1,165)
                                                        -----------    -----------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................  $    65,581    $  (926,082)    $ 502,838     $284,073
                                                        ===========    ===========     =========     ========

------------------------
(1) For the period July 1, 2003 (commencement of operations) through December 31, 2003.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                                               Short-Term
                                                                                                 Income
                                                                                                 Series
                                                                                            -----------------
                                                                                             For the Period
                                                   Short/                                    July 1, 2003(1)
                                                Intermediate   Broad Market    Municipal         through
                                                Bond Series    Bond Series    Bond Series   December 31, 2003
                                                ------------   ------------   -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.......................  $  3,497,073   $  2,281,048   $   762,876      $   285,238
  Net realized gain (loss) on investments.....       706,082        367,908       (22,455)           4,250
  Net change in unrealized appreciation
    (depreciation) on investments.............    (4,137,574)    (3,575,038)     (237,583)          (5,415)
                                                ------------   ------------   -----------      -----------
Net increase (decrease) in net assets
  resulting from operations...................        65,581       (926,082)      502,838          284,073
                                                ------------   ------------   -----------      -----------
Transactions in beneficial interest:
  Contributions...............................    21,515,159      6,850,729    22,472,668       47,321,860
  Withdrawals.................................   (18,657,379)   (22,382,923)   (7,519,396)      (6,451,173)
                                                ------------   ------------   -----------      -----------
Net increase (decrease) in net assets from
  transactions in beneficial interest.........     2,857,780    (15,532,194)   14,953,272       40,870,687
                                                ------------   ------------   -----------      -----------
Total increase (decrease) in net assets.......     2,923,361    (16,458,276)   15,456,110       41,154,760
NET ASSETS:
  Beginning of period.........................   186,659,074    113,911,281    42,676,776               --
                                                ------------   ------------   -----------      -----------
  End of period...............................  $189,582,435   $ 97,453,005   $58,132,886      $41,154,760
                                                ============   ============   ===========      ===========

------------------------
(1) Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate   Broad Market    Municipal
                                                              Bond Series    Bond Series    Bond Series
                                                              ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,497,728   $  5,412,342   $ 1,329,186
  Net realized gain on investments..........................     4,230,558      3,684,420       153,520
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,223,695      5,220,665     1,094,046
                                                              ------------   ------------   -----------
Net increase in net assets resulting from operations........    17,951,981     14,317,427     2,576,752
                                                              ------------   ------------   -----------
Transactions in beneficial interest:
  Contributions.............................................    39,470,606     23,635,196    16,249,407
  Withdrawals...............................................   (38,630,150)   (40,978,299)   (8,843,617)
                                                              ------------   ------------   -----------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................       840,456    (17,343,103)    7,405,790
                                                              ------------   ------------   -----------
Total increase (decrease) in net assets.....................    18,792,437     (3,025,676)    9,982,542
NET ASSETS:
  Beginning of year.........................................   167,866,637    116,936,957    32,694,234
                                                              ------------   ------------   -----------
  End of year...............................................  $186,659,074   $113,911,281   $42,676,776
                                                              ============   ============   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Broad Market Bond Series, Municipal Bond Series, and Short-Term Income Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   services, RSMC receives a fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion.

   RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% and 0.65% of average daily net assets of the Municipal Bond Series and Short-Term Income Series, respectively. These undertakings will remain in place until November 2005 unless the Board of Trustees approves their earlier termination.

   RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Broad Market Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   At December 31, 2003, the market value of securities on loan for the Short/Intermediate Bond and Broad Market Bond Series was $29,777,747 and $10,754,993, respectively, and the market value of the related collateral was $30,377,838 and $11,021,581, respectively.

                                                                 Short/Intermediate   Broad Market
                                                                    Bond Series       Bond Series
                                                                 ------------------   ------------
   Blackrock Institutional Money Market Trust..................     $30,377,838       $11,021,581
                                                                    -----------       -----------
                                                                    $30,377,838       $11,021,581
                                                                    ===========       ===========

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                               Short/Intermediate   Broad Market    Municipal     Short-Term
                                                  Bond Series       Bond Series    Bond Series   Income Series
                                               ------------------   ------------   -----------   -------------
   Purchases.................................     $43,425,316       $15,415,599    $23,998,194    $30,340,684
   Sales.....................................      26,748,971        20,971,339      7,336,279      1,634,401

6. IN-KIND REDEMPTION. On April 22, 2003, the Broad Market Bond Series satisfied a withdrawal request with a transfer of securities and cash totaling $11,661,910, resulting in a net realized gain of $638,048. For Federal income tax purposes, the transfer was treated as a tax-free exchange and the Broad Market Bond Series' basis in the transferred securities carried over to the redeeming investor.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

7. FINANCIAL HIGHLIGHTS.

                                                For the
                                               Six-Month
                                             Period Ended        For the Fiscal Years Ended June 30,
                                           December 31, 2003   ----------------------------------------
                                              (Unaudited)       2003    2002     2001     2000    1999
                                           -----------------   ------   -----   ------   ------   -----
   SHORT/INTERMEDIATE BOND SERIES
     Total Return........................        0.07%**       10.82%   7.21%   10.26%    4.23%     N/A
     Ratios to Average Net Assets:
        Expenses:
          Including expense
             limitations.................        0.49%*         0.49%   0.49%    0.50%    0.47%   0.41%
          Excluding expense
             limitations.................        0.49%*         0.49%   0.49%    0.50%    0.51%   0.63%
        Net investment income............        3.73%*         4.25%   5.00%    5.92%    5.94%   5.39%
     Portfolio Turnover Rate.............          15%**          82%    136%      88%      47%     34%

                                               For the
                                              Six-Month       For the Fiscal Years Ended      For the Period
                                            Period Ended               June 30,             November 1, 1999(1)
                                          December 31, 2003   ---------------------------         through
                                             (Unaudited)       2003      2002      2001        June 30, 2000
                                          -----------------   -------   -------   -------   -------------------
   BROAD MARKET BOND SERIES
     Total Return.......................        (0.72)%**     12.95%     7.16%    10.19%            4.00%**
     Ratios to Average Net Assets:
        Expenses........................         0.50%*        0.50%     0.50%     0.51%            0.49%*
        Net investment income...........         4.19%*        4.53%     5.35%     6.02%            6.30%*
     Portfolio Turnover Rate............           15%**         77%      180%       73%              53%**

                                                For the
                                               Six-Month       For the Fiscal Years Ended     For the Period
                                             Period Ended               June 30,            November 1, 1999(1)
                                           December 31, 2003   --------------------------         through
                                              (Unaudited)       2003     2002      2001        June 30, 2000
                                           -----------------   ------   -------   -------   -------------------
   MUNICIPAL BOND SERIES
     Total Return........................        0.63%**       6.90%     5.98%     8.05%            3.70%**
     Ratios to Average Net Assets:
        Expenses:
          Including expense
             limitations.................        0.54%*        0.59%     0.62%     0.65%            0.61%*
          Excluding expense
             limitations.................        0.54%*        0.59%     0.62%     0.70%            0.61%*
        Net investment income............        3.01%*        3.45%     3.75%     4.52%            4.77%*
     Portfolio Turnover Rate.............          16%**         21%       28%       36%              50%**

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                               For the Period
                                               July 1, 2003(1)
                                                   through
                                              December 31, 2003
                                                 (Unaudited)
                                              -----------------
   SHORT-TERM INCOME SERIES
     Total Return...........................        0.30%**
     Ratios to Average Net Assets:
        Expenses:
          Including expense limitations.....        0.58%*
        Net investment income...............        1.90%*
     Portfolio Turnover Rate................           7%**

------------------------

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
N/A Not available

8. PROXY POLICIES AND PROCEDURES.

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Fund of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       Wilmington
Date of Birth: 12/41                          death, resignation    Business                            Low
                                              or removal. Trustee   Administration of                   Volatility
                                              since October 1999.   Widener University                  Fund of
                                                                    since July 2001.                    Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Wilmington
Date of Birth: 3/43                           death, resignation    financial services                  Low
                                              or removal. Trustee   organizations from                  Volatility
                                              since October 1998.   1997 to present;                    Fund of
                                                                    Interim President,                  Funds; Kalmar
                                                                    LaSalle University                  Pooled
                                                                    from 1998 to 1999;                  Investment
                                                                    President and Chief                 Trust;
                                                                    Executive Officer,                  Independence
                                                                    Philadelphia Stock                  Blue Cross;
                                                                    Exchange from 1981                  Fotoball,
                                                                    to 1997.                            U.S.A.
                                                                                                        (sporting and
                                                                                                        athletics
                                                                                                        goods
                                                                                                        manufacturer);
                                                                                                        DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        and Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   Low
                                              or removal. Trustee   University School of                Volatility
                                              since November 2001.  Law since July 1997.                Fund of
                                                                    Associate Dean for                  Funds; St.
                                                                    Academic Affairs                    Thomas More
                                                                    University of                       Society of
                                                                    Maryland School of                  Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A            N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A            N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A            N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A            N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A            N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A            N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT
                               SUB-ADMINISTRATOR
                                      AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.

WFIP-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

FIXED INCOME PORTFOLIOS
INSTITUTIONAL SHARES

                  - SHORT/INTERMEDIATE BOND
                  - BROAD MARKET BOND
                  - MUNICIPAL BOND
                  - SHORT-TERM INCOME
                                  SEMI-ANNUAL
                               December 31, 2003

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Economic growth improved steadily and dramatically throughout 2003. After producing a growth rate of a mere 1.4% in the first quarter, real GDP advanced at an 8.2% annualized rate in the third quarter and was around 4% in the fourth quarter. The third quarter rate of growth was the fastest since the mid-1980s.

     The forces that propelled this expansion are all still in place and should positively influence economic conditions in 2004. For starters, interest rates remain low even though there has been some rise in long-term rates since mid-2003. This should have the result of a continued strong housing and motor vehicle market as financing remains attractive. Housing sales in 2003 set an all time high as affordability also reached record levels.

     The most dramatically improved economic sector last year was capital spending. The first quarter of 2003 marked the ninth quarterly decline in capital spending in the past ten quarters. By the third quarter capital spending had risen at a robust 14% annualized pace. Improved consumer confidence, corporate profits and financial markets had a hand in the improvement, which should continue well into 2004.

     Inflation continues to be well-behaved. However, that may not be the case as we get toward the latter half of 2004. It is not necessarily economic momentum that concerns us, nor is it capacity constraints. What worries us is the tremendous monetary stimulus that has been in play for two full years now, as exhibited by extraordinarily low interest rates. It is our belief that inflation is primarily a monetary phenomenon. Simply put, more money, relative to the goods and services that money buys, ultimately results in inflation.

     The fixed income markets were relatively quiet in the second half of 2003 as the Federal Reserve ("Fed") had stated repeatedly that it was comfortable with the pace of economic growth and inflation and therefore inclined to leave interest rates unchanged. The Lehman Government/Credit Index fell slightly in the final six months of 2003 (about 0.5%), but managed a 4.7% total return for the year. This may seem anemic compared with the stock market in 2003, but remember that this bond index rose 11.0%, 8.5% and 11.8% in 2002, 2001 and 2000, respectively, while the S&P 500 declined 22.1%, 11.9% and 9.1% in those same years.

     Mutual fund companies have been in the news a great deal in the latter half of 2003 with most of the news being negative. At issue at this time is the practice of late trading wherein certain shareholders are able to trade in mutual fund shares after a fund's share price has been set. This illegal practice frequently produces profits for the privileged investor, but at some expense to the conventional mutual fund shareholder.

     Our fund family explicitly prohibits this practice. This prohibition is part of our prospectus, which is delivered to every shareholder of our mutual funds. The mutual funds that are currently being accused of permitting late trading also had this prohibition in their prospectuses. The real issue here is compliance-monitoring and policing of this activity. It has been reported that certain mutual fund firms were aware of this activity and either explicitly or implicitly permitted it to happen. Thus, they not only violated the law and hurt their long-term shareholders, but they disregarded their own prospectuses and policies.

     Monitoring and policing of trading activity in fund shares is critical for any mutual fund. Although our mutual fund family uses third-party service providers for accounting, custody and transfer agency, most of our shareholders are also Wilmington Trust clients, who transact business with us through Wilmington Trust. This internally managed distribution gives us multiple opportunities to monitor most of the trading activity, therefore we expect to be able to prevent or quickly correct any identified trading abuses.

     We appreciate your business and your faith and confidence in us. We continue to strive to make certain that this confidence is well placed.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

     The Wilmington Short/Intermediate Bond Portfolio (the "Portfolio") is designed to give shareholders broad exposure to the taxable fixed income bond market with a stable flow of income and minimization of risk. We strive to accomplish this goal by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The Portfolio has lower risk exposure to interest rates and on December 31, 2003 had an effective duration of 3.45 years.

     The Portfolio's Investor Shares have performed well since its commencement of operations on October 7, 2003 in a very challenging environment for fixed income investing. The Portfolio had a total return of (0.45)%, which was behind the 0.06% earned by the Lehman Intermediate Government/Credit Index, and the mean return of 0.14% earned by funds in the Lipper Short/Intermediate Investment Grade Universe.

     The Portfolio seeks to achieve its investment objective through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management.

     The fixed income markets coasted into the end of the year finishing inside of a price range that held for much of the final quarter of the year. As the third quarter ended, the bond market seemed poised to enter a period of low volatility and indeed, this is precisely what took place. As we finished the month of September, the market was nearing the top of a fairly significant six week rally that positioned prices on the rich side. Given that the market's retreat from these levels took place in the final quarter, total returns for the fourth quarter were breakeven to slightly positive despite the fact that the market spent most of the time trading within a well defined range. For the 10 Year Treasury Note, this range was bound by 4.46% and 4.13%, a 33 basis point spread. Overall returns for the year were modest by the standards of the previous years, but still provided considerably better results than investments in cash equivalents. Real returns over inflation were also quite positive. Over the course of the year, interest rates finished higher with the yield curve flattening for maturities beyond 5 years but steepening inside of this range. The 5 Year Treasury Note added 51 basis points to finish the year at a yield of 3.25%. Both the 2 Year Treasury Note and the 30 Year Bond experienced smaller increases, up 22 and 31 basis points, respectively.

     On the taxable side, the stellar performer continued to be the corporate bond market. The Lehman Credit Index finished the quarter up 0.50%, capping a year that featured a very handsome return of 7.70%. Throughout the year, investors responded to the building improvement in the economy by taking on credit risk in their portfolios. Spreads narrowed with the Option Adjusted Spread on the Lehman Credit Index finishing the year at 90 basis points nearly halving the 169 basis point spread that existed at the end of 2002. The credit rating agencies provided support to the improving environment by substantially reducing the number of downgrades made during the year. Both S&P and Moody's have cut the number of downgrades by over 50% from 2002. Upgrades continued to be difficult to achieve, but both agencies have been quietly adding to their list of potential positive actions for 2004. Improving fundamentals were only part of the story. Despite improving prospects for capital expenditures, corporate treasurers remained cautious, using internal sources of financing to meet many of these needs. As a result, corporate bond issuance was only modestly ahead of 2002 levels for high grade corporate bonds. In another indication of improving market conditions, issuance of high yield bonds increased substantially, up over 125% from 2002 levels. Positive forces from both technical and fundamental sources contributed to the performance of the corporate market, which finished the year with excess returns of 5.27% above the Treasury market.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The Portfolio underperformed its index during the fourth quarter of 2003 with a return of (0.45)%, while the Lehman Intermediate Government/Credit Index returned 0.06% over the same time period. The market continued its back and forth maneuvering, leading to small shifts in interest rate sensitivity. During the fourth quarter, yields were enhanced through the acquisition of several holdings in the lower end of the investment grade credit universe including Shering-Plough, Sprint and Liberty Media, The following table compares the Investor Shares of the Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate"), the Lehman Intermediate Government/Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, and the Merrill Lynch 1-10 Year U.S. Treasury Index ("Merrill Lynch 1-10 Yr."), an unmanaged index of fixed rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years, since the commencement of operation on October 7, 2003.*

                                              For the Period October 7, 2003
                                               (Commencement of Operations)
                                                through December 31, 2003
                                              ------------------------------
Short/Intermediate                                        (0.45)%
Lehman Inter. Govt/Credit                                  0.06%
Merrill Lynch 1-10 Yr                                     (0.22)%

------------------------
* Past performance is not necessarily indicative of future results. You cannot invest in an index. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above tables does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

     We invite your comments and questions and thank you for your investment in the Wilmington Short/Intermediate Bond Portfolio -- Investor Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian
                                         Robert J. Christian
February 9, 2004                         President

     Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the portfolio managers of the Portfolio. These comments reflect opinions as of the date written and are subject to change at any time.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                                 Short/
                                                              Intermediate
                                                                  Bond
                                                               Portfolio
                                                              ------------
ASSETS:
Investment in Series, at value..............................  $189,471,422
Other assets................................................             3
                                                              ------------
Total assets................................................   189,471,425
                                                              ------------
LIABILITIES:
Dividends payable...........................................       591,107
Accrued expenses............................................        25,908
                                                              ------------
Total liabilities...........................................       617,015
                                                              ------------
NET ASSETS..................................................  $188,854,410
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $183,445,257
Accumulated net realized loss on investments................       (63,284)
Net unrealized appreciation on investments..................     5,472,437
                                                              ------------
NET ASSETS..................................................  $188,854,410
                                                              ============
NET ASSETS BY SHARE CLASS
Institutional Shares........................................  $188,829,073
Investor Shares.............................................        25,337
                                                              ------------
NET ASSETS..................................................  $188,854,410
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares)
  Institutional Shares......................................    18,186,729
  Investor Shares...........................................         2,474
NET ASSET VALUE, offering and redemption price per share
  Institutional Shares......................................        $10.38
                                                              ============
  Investor Shares...........................................        $10.24
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Short/
                                                              Intermediate
                                                                  Bond
                                                               Portfolio
                                                              ------------
NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $ 3,931,882
  Dividends.................................................           --
  Securities lending........................................       17,962
  Expenses..................................................     (454,840)
                                                              -----------
    Net investment income from Series.......................    3,495,004
                                                              -----------
EXPENSES:
  Administration and accounting fees........................       31,355
  Transfer agent fees.......................................       27,903
  Reports to shareholders...................................       17,263
  Trustees' fees............................................        6,058
  Distribution fees -- Investor Shares......................           64
  Registration fees.........................................       16,482
  Professional fees.........................................        9,496
  Other.....................................................        4,332
                                                              -----------
    Total expenses before fee waivers and expense
      reimbursements........................................      112,953
    Expenses reimbursed.....................................           --
    Administration and accounting fees waived...............       (4,210)
                                                              -----------
       Total expenses, net..................................      108,743
                                                              -----------
  Net investment income.....................................    3,386,261
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized gain on investments..........................      705,655
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (4,135,134)
                                                              -----------
  Net loss on investments from Series.......................   (3,429,479)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   (43,218)
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Short/
                                                              Intermediate
                                                                  Bond
                                                               Portfolio
                                                              ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  3,386,261
  Net realized gain on investments..........................       705,655
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (4,135,134)
                                                              ------------
Net decrease in net assets resulting from operations........       (43,218)
                                                              ------------
Distributions to shareholders:
  From net investment income -- Institutional Shares........    (3,385,405)
  From net investment income -- Investor Shares.............          (856)
  From net realized gain -- Institutional Shares............    (3,876,201)
  From net realized gain -- Investor Shares.................          (530)
                                                              ------------
Total distributions.........................................    (7,262,992)
                                                              ------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Institutional Shares.........    20,300,875
  Proceeds from shares sold -- Investor Shares..............     1,214,284
  Cost of shares issued on reinvestment of
    distributions -- Institutional Shares...................     6,003,915
  Cost of shares issued on reinvestment of
    distributions -- Investor Shares........................         1,317
  Cost of shares redeemed -- Institutional Shares...........   (16,126,160)
  Cost of shares redeemed -- Investor Shares................    (1,190,000)
                                                              ------------
Net increase in net assets from Portfolio share
  transactions..............................................    10,204,231
                                                              ------------
Total increase in net assets................................     2,898,021
NET ASSETS:
  Beginning of period.......................................   185,956,389
                                                              ------------
  End of period.............................................  $188,854,410
                                                              ============
                                                                 Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       ------------
  Shares sold -- Institutional Shares.......................     1,922,233
  Shares sold -- Investor Shares............................       114,771
  Shares issued on reinvestment of
    distributions -- Institutional Shares...................       573,754
  Shares issued on reinvestment of distributions -- Investor
    Shares..................................................           127
  Shares redeemed -- Institutional Shares...................    (1,529,985)
  Shares redeemed -- Investor Shares........................      (112,424)
                                                              ------------
  Net increase in shares....................................       968,476
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate
                                                                  Bond
                                                               Portfolio
                                                              ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,253,060
  Net realized gain on investments..........................     4,228,027
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,219,926
                                                              ------------
  Net increase in net assets resulting from operations......    17,701,013
                                                              ------------
Distributions to shareholders:
  From net investment income................................    (7,230,354)
  From net realized gain....................................    (1,126,417)
                                                              ------------
Total distributions.........................................    (8,356,771)
                                                              ------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    39,469,884
  Cost of shares issued on reinvestment of distributions....     6,706,656
  Cost of shares redeemed...................................   (36,641,728)
                                                              ------------
Net increase in net assets from Portfolio share
  transactions..............................................     9,534,812
                                                              ------------
Total increase in net assets................................    18,879,054
NET ASSETS:
  Beginning of year.........................................   167,077,335
                                                              ------------
  End of year...............................................  $185,956,389
                                                              ============
                                                                 Shares
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       ------------
  Shares sold...............................................     3,733,013
  Shares issued on reinvestment of distributions............       636,933
  Shares redeemed...........................................    (3,474,816)
                                                              ------------
  Net increase in shares....................................       895,130
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. This should be read in conjunction with the financial statements and notes thereto.

                                                                For the Period
                                                              October 7, 2003(1)
                                                                   through
                                                              December 31, 2003
                                                                 (Unaudited)
SHORT/INTERMEDIATE BOND PORTFOLIO -- INVESTOR SHARES          ------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................       $ 10.59
                                                                   -------
INVESTMENT OPERATIONS:
  Net investment income.....................................          0.08
  Net realized and unrealized loss on investments...........         (0.13)
                                                                   -------
    Total from investment operations........................         (0.05)
                                                                   -------
DISTRIBUTIONS:
  From net investment income................................         (0.08)
  From net realized gain....................................         (0.22)
                                                                   -------
    Total distributions.....................................         (0.30)
                                                                   -------
NET ASSET VALUE -- END OF PERIOD............................       $ 10.24
                                                                   =======
TOTAL RETURN................................................         (0.45)%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations...........................         0.76%*
    Excluding expense limitations...........................        15.48%*
  Net investment income.....................................         2.98%*
Portfolio turnover..........................................           15%**
Net assets at end of period (000 omitted)...................       $    25

------------------------
*  Annualized.
** Not annualized.
(1)Commencement of operations.
(2)The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Information regarding the Institutional Shares is included in a separate report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2003, the Portfolio owned approximately 100% of the Series. The financial statements of the Series, including its Schedule of Investments, is included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in the Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC provides administrative and accounting services to the Portfolio. For its services, RSMC is paid a monthly fee of $3,000 for the Portfolio and $1,500 for each class of the Portfolio. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Portfolio. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                 Short/Intermediate
                                                                   Bond Portfolio
                                                                 ------------------
   Six-month period ended December 31, 2003
   Ordinary income.............................................      $5,503,580
   Long-term capital gains.....................................       1,759,412
                                                                     ----------
     Total distributions.......................................      $7,262,992
                                                                     ==========
   Year ended June 30, 2003
   Ordinary income.............................................      $8,068,032
   Long-term capital gains.....................................         288,739
                                                                     ----------
     Total distributions.......................................      $8,356,771
                                                                     ==========

   The amounts and character of the components of accumulated earnings on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                 Short/Intermediate
                                                                   Bond Portfolio
                                                                 ------------------
   Undistributed ordinary income...............................     $ 2,667,615
   Undistributed long-term capital gains.......................       1,011,330
                                                                    -----------
   Accumulated earnings........................................       3,678,945
   Net unrealized appreciation of investments..................       9,036,418
                                                                    -----------
     Total accumulated earnings................................     $12,715,363
                                                                    ===========

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2003 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED)
   (Showing Percentage of Total Investments)

                                                              Moody's/S&P   Principal       Value
                                                                Ratings      Amount        (Note 2)
                                                              -----------  -----------   ------------
CORPORATE BONDS -- 50.7%
 FINANCIAL -- 17.5%
    Abbey National PLC, 6.69%, 10/17/05.....................    A1, A+     $   675,000   $    730,017
    AIG Sunamerica Global Finance144A, 5.85%, 08/01/08......   Aaa, AAA      2,000,000      2,179,324
    Bank of America Corp., 7.80%, 02/15/10..................    Aa3, A         600,000        713,521
    Citigroup, Inc., 5.63%, 08/27/12........................    Aa2, A+      2,200,000      2,322,412
    Credit Suisse First Boston, 5.75%, 04/15/07.............    Aa3, A+      1,300,000      1,408,778
    Equifax, Inc., 6.30%, 07/01/05..........................   Baa1, A-        300,000        318,612
    First Union Corp., 6.82%, 08/01/06......................    A1, A-         200,000        238,404
    Ford Motor Credit, 6.70%, 07/16/04......................   A3, BBB-      1,195,000      1,225,703
    General Electric Capital Corp., 6.50%, 12/10/07.........   Aaa, AAA      2,125,000      2,377,760
    General Electric Capital Corp., 8.13%, 05/15/12.........   Aaa, AAA        250,000        302,683
    General Electric Global Insurance, 7.75%, 06/15/30......    A1, A-         300,000        350,441
    General Motors Acceptance Corp., 6.75%, 01/15/06........    A3, BBB        800,000        858,839
    General Motors Acceptance Corp., 7.75%, 01/19/10........    A3, BBB      1,715,000      1,944,052
    Goldman Sachs Group, 6.65%, 05/15/09....................    Aa3, A+      2,100,000      2,375,411
    Household Finance Corp., 6.38%, 11/27/12................     A1, A       3,000,000      3,291,163
    International Lease Finance Corp., 5.63%, 06/01/07......    A1, AA-      2,000,000      2,153,668
    JP Morgan Chase & Co., 6.50%, 08/01/05..................     A2, A       1,750,000      1,872,423
    MBNA America, 7.75%, 09/15/05...........................  Baa1, BBB+     2,500,000      2,726,415
    Prudential Insurance Co., 6.38%, 07/23/06...............    A2, A+       1,090,000      1,187,364
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........   Aa1, AA-      2,100,000      2,335,845
    Wells Fargo Financial, 5.50%, 08/01/12..................   Aa1, AA-      1,700,000      1,792,597
                                                                                         ------------
                                                                                           32,705,432
                                                                                         ------------
 INDUSTRIAL -- 24.7%
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................   Ba1, BBB-     1,000,000      1,036,250
    Comcast Cable Communication, Inc., 8.13%, 05/01/04......   Baa3, BBB     1,100,000      1,121,688
    Conagra Foods, Inc., 6.00%, 09/15/06....................  Baa1, BBB+     2,300,000      2,486,040
    CSX Corp., 7.90%, 05/01/17..............................   Baa2, BBB       850,000      1,033,507
    Dow Chemical, 5.75%, 11/15/09...........................    A3, A-       2,500,000      2,676,627
    General Electric Co., 5.00%, 02/01/13...................   Aaa, AAA      1,400,000      1,415,869
    General Mills, Inc., 5.13%, 02/15/07....................  Baa2, BBB+     1,500,000      1,593,386
    General Motors Corp., 7.13%, 07/15/13(a)................   Baa1, BBB     1,500,000      1,645,005
    Hershey Foods Corp., 6.70%, 10/01/05....................    A1, A+       1,500,000      1,621,608
    Hertz Corp., 8.25%, 06/01/05............................   Baa2, NA      2,000,000      2,131,728
    Ingersoll-Rand, 6.02%, 02/15/28.........................   A3, BBB+      2,300,000      2,528,020
    International Business Machines Corp., 4.75%,
      11/29/12..............................................    A1, A+       2,500,000      2,505,285
    Johnson & Johnson, 3.80%, 05/15/13......................   Aaa, AAA      1,000,000        944,044
    Kraft Foods, Inc., 5.25%, 06/01/07......................   A3, BBB+      1,200,000      1,276,682
    Kroger Co., 5.50%, 02/01/13(a)..........................   Baa3, BBB     2,000,000      2,034,186
    Liberty Media Corp., 3.50%, 09/25/06....................  Baa3, BBB-     1,520,000      1,527,595
    Lockheed Martin Corp., 8.20%, 12/01/09..................   Baa2, BBB     1,000,000      1,214,353
    McDonald's Corp., 3.88%, 08/15/07.......................     A2, A       1,300,000      1,335,628
    Raytheon, Co., 6.75%, 08/15/07..........................  Baa3, BBB-     1,000,000      1,107,927
    Safeway, Inc., 6.15%, 03/01/06..........................   Baa2, BBB     3,000,000      3,209,969
    Schering-Plough Corp., 5.30%, 12/01/13..................     A3, A       1,200,000      1,220,939

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                                Ratings      Amount        (Note 2)
                                                              -----------  -----------   ------------
    Time Warner Cos., 8.18%, 08/15/07.......................  Baa1, BBB+   $ 2,300,000   $  2,663,044
    Time Warner Entertainment, 8.88%, 10/01/12..............  Baa1, BBB+     1,350,000      1,711,722
    Tyson Foods, Inc., 7.25%, 10/01/06......................   Baa3, BBB     1,850,000      2,027,291
    Walt Disney Co., 7.30%, 02/08/05........................  Baa1, BBB+     2,500,000      2,651,120
    Waste Management, Inc., 6.50%, 11/15/08.................   Baa3, BBB     1,256,000      1,382,262
                                                                                         ------------
                                                                                           46,101,775
                                                                                         ------------
 TELECOMMUNICATIONS -- 6.1%
    AT&T Broadband Corp., 8.38%, 03/15/13...................   Baa3, BBB     2,015,000      2,465,451
    AT&T Corp., 7.25%, 11/15/06.............................   Baa2, BBB     2,500,000      2,764,591
    GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05........    A1, A+       1,000,000      1,079,419
    Sprint Capital Corp., 7.13%, 01/30/06...................  Baa3, BBB-     2,340,000      2,531,571
    Verizon Global Funding Corp., 7.25%, 12/01/10...........    A2, A+         970,000      1,116,845
    Wisconsin Bell, 6.35%, 12/01/06.........................    Aa3, A+      1,400,000      1,539,440
                                                                                         ------------
                                                                                           11,497,317
                                                                                         ------------
 UTILITIES -- 2.4%
    Columbia Energy Group, 6.80%, 11/28/05..................   Baa2, BBB     1,623,000      1,752,346
    Constellation Energy Group, 7.00%, 04/01/12.............  Baa1, BBB+     1,475,000      1,668,819
    Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04.............    A3, BBB        400,000        417,052
    Oklahoma Gas & Electric, 6.65%, 07/15/07................   A2, BBB+        500,000        562,116
                                                                                         ------------
                                                                                            4,400,333
                                                                                         ------------
   TOTAL CORPORATE BONDS (COST $91,674,915)...........................................     94,704,857
                                                                                         ------------
ASSET-BACKED SECURITIES -- 2.5%
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................   Aaa, AAA        284,867        294,125
    Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4,
      6.53%, 12/15/19.......................................   Aaa, AAA      1,599,514      1,666,623
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................   Aaa, AAA        136,992        137,082
    Vanderbilt Mortgage Finance, Ser. 1999-C, Cl. 1A2,
      7.09%, 11/07/13.......................................   Aaa, AAA          2,088          2,088
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................   Aaa, AAA      1,590,191      1,615,404
    Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%,
      10/07/18..............................................   Aaa, AAA      1,000,000      1,010,926
                                                                                         ------------
   TOTAL ASSET-BACKED SECURITIES (COST $4,692,235)....................................      4,726,248
                                                                                         ------------
MORTGAGE-BACKED SECURITIES -- 2.1%
    Federal Home Loan Mortgage Corporation Notes, 1589 N,
      6.25%, 04/15/23.......................................                 1,141,527      1,176,254
    Federal Home Loan Mortgage Corporation Notes, Gold 15
      Yr., 6.00%, 01/01/13..................................                   205,317        215,712
    Federal National Mortgage Association Notes, 15 Yr Pool
      629603, 5.50%, 02/01/17...............................                   618,594        641,792
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                    39,942         40,878
    Federal National Mortgage Association Notes, Pool
      688996, 8.00%, 11/01/24...............................                   281,255        307,271
    Federal National Mortgage Association Notes, Ser.
      1993-50, Cl. D, 6.25%, 07/25/04.......................                   107,671        108,624
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                    37,444         40,287
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                    36,355         39,229
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                 1,400,000      1,449,180
                                                                                         ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $3,861,844).................................      4,019,227
                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                                            Principal       Value
                                                                             Amount        (Note 2)
                                                                           -----------   ------------
U.S. AGENCY OBLIGATIONS -- 25.2%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.1%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........               $ 2,000,000   $  2,048,502
                                                                                         ------------
 FEDERAL HOME LOAN BANKS NOTES -- 2.4%
    Federal Home Loan Banks Notes, 3.25%, 08/15/05..........                 2,250,000      2,305,391
    Federal Home Loan Banks Notes, 5.75%, 05/15/12..........                 2,000,000      2,178,312
                                                                                         ------------
                                                                                            4,483,703
                                                                                         ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.7%
    Federal Home Loan Mortgage Corporation Notes, 5.13%,
      10/15/08..............................................                 3,000,000      3,217,086
    Federal Home Loan Mortgage Corporation Notes, 6.63%,
      09/15/09..............................................                 2,800,000      3,201,999
    Federal Home Loan Mortgage Corporation Notes, 6.88%,
      09/15/10..............................................                 2,000,000      2,322,840
                                                                                         ------------
                                                                                            8,741,925
                                                                                         ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 17.0%
    Federal National Mortgage Association Notes, 6.50%,
      08/15/04..............................................                 3,000,000      3,097,311
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04..............................................                 7,000,000      7,109,759
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05(a)...........................................                 3,500,000      3,709,517
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                   825,000        882,524
    Federal National Mortgage Association Notes, 4.75%,
      06/18/07..............................................                 1,500,000      1,522,368
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                 2,850,000      3,130,839
    Federal National Mortgage Association Notes, 6.00%,
      05/15/08..............................................                 1,500,000      1,662,747
    Federal National Mortgage Association Notes, 5.25%,
      01/15/09..............................................                 6,750,000      7,264,633
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                   750,000        808,807
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11..............................................                 2,500,000      2,662,913
                                                                                         ------------
                                                                                           31,851,418
                                                                                         ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $45,686,675)...................................     47,125,548
                                                                                         ------------
U.S. TREASURY OBLIGATIONS -- 15.3%
 U.S. TREASURY BONDS -- 0.6%
    U.S. Treasury Bonds, 10.38%, 11/15/12...................                   650,000        829,283
                                                                                         ------------
    U.S. Treasury Bonds, 6.25%, 05/15/30(a).................                   250,000        288,496
                                                                                         ------------
                                                                                            1,117,779
                                                                                         ------------
U.S. TREASURY NOTES -- 14.7%
    U.S. Treasury Notes, 4.63%, 05/15/06(a).................                 4,300,000      4,557,329
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                 1,800,000      2,016,211
    U.S. Treasury Notes, 2.38%, 08/15/06(a).................                 2,900,000      2,915,634
    U.S. Treasury Notes, 6.50%, 10/15/06(a).................                 5,000,000      5,569,334
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                 1,780,000      1,839,867
    U.S. Treasury Notes, 6.13%, 08/15/07(a).................                 1,000,000      1,119,180
    U.S. Treasury Notes, 4.75%, 11/15/08(a).................                 3,000,000      3,211,641
    U.S. Treasury Notes, 5.00%, 08/15/11(a).................                 1,750,000      1,872,773
    U.S. Treasury Notes, 4.88%, 02/15/12....................                   300,000        317,719

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2003 (UNAUDITED) -- continued

                                                              Moody's/S&P   Principal       Value
                                                                Ratings      Amount        (Note 2)
                                                              -----------  -----------   ------------
    U.S. Treasury Notes, 4.00%, 11/15/12(a).................               $ 1,500,000   $  1,485,587
    U.S. Treasury Notes, 4.25%, 08/15/13....................                 2,500,000      2,503,125
                                                                                         ------------
                                                                                           27,408,400
                                                                                         ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $27,652,723).................................     28,526,179
                                                                                         ------------
MUNICIPAL BONDS -- 0.4%
    Illinois State Gen. Oblig. Rev. Bonds, 4.05%,
      06/01/15..............................................    Aa3, AA        750,000        690,458
                                                                                         ------------
   TOTAL MUNICIPAL BONDS (COST $748,368)..............................................        690,458
                                                                                         ------------
COMMERCIAL PAPER -- 3.8%
    Citigroup Inc., 0.70%, 01/02/04.........................                 4,000,000      4,000,000
    Prudential Funding, 0.85%, 01/02/04.....................                 3,171,313      3,171,313
                                                                                         ------------
   TOTAL COMMERCIAL PAPER (COST $7,171,313)...........................................      7,171,313
                                                                                         ------------
TOTAL INVESTMENTS (Cost $181,488,073)(+) -- 100.0%....................................    186,963,830
                                                                                         ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $30,377,838)
  (see Note 4)........................................................................   $ 30,377,838
                                                                                         ============

------------------------
(+)The cost for federal income tax purposes. At December 31, 2003, net unrealized appreciation was $5,475,757. This consisted of aggregate gross unrealized appreciation for all securities, in which there was as excess of market value over tax cost, of $6,227,280, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $751,523.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)

                                                                 Short/
                                                              Intermediate
                                                              Bond Series
                                                              ------------
ASSETS:
Investment in securities, at value*.........................  $186,963,830
Securities lending collateral...............................    30,377,838
Receivable for contributions................................       226,917
Dividends and interest receivable...........................     2,484,619
                                                              ------------
Total assets................................................   220,053,204
                                                              ------------
LIABILITIES:
Obligation to return securities lending collateral..........    30,377,838
Payable for withdrawals.....................................         6,500
Payable for investments purchased...........................            --
Accrued advisory fee........................................        57,545
Other accrued expenses......................................        28,886
                                                              ------------
Total liabilities...........................................    30,470,769
                                                              ------------
NET ASSETS..................................................  $189,582,435
                                                              ============
------------------------
*  Investments at cost......................................  $181,488,073

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Short/
                                                              Intermediate
                                                              Bond Series
                                                              ------------
INVESTMENT INCOME:
  Interest..................................................  $ 3,934,209
  Dividends.................................................           --
  Securities lending........................................       17,973
                                                              -----------
    Total investment income.................................    3,952,182
                                                              -----------
EXPENSES:
  Advisory fees.............................................      328,059
  Administration and accounting fees........................       87,873
  Custody fees..............................................       15,213
  Trustees' fees............................................        2,117
  Professional fees.........................................       14,336
  Other.....................................................        7,511
                                                              -----------
    Total expenses..........................................      455,109
                                                              -----------
  Net investment income.....................................    3,497,073
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      706,082
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (4,137,574)
                                                              -----------
  Net loss on investments...................................   (3,431,492)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    65,581
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2003 (Unaudited)

                                                                 Short/
                                                              Intermediate
                                                              Bond Series
                                                              ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  3,497,073
  Net realized gain on investments..........................       706,082
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (4,137,574)
                                                              ------------
Net increase in net assets resulting from operations........        65,581
                                                              ------------
Transactions in beneficial interest:
  Contributions.............................................    21,515,159
  Withdrawals...............................................   (18,657,379)
                                                              ------------
Net increase in net assets from transactions in beneficial
  interest..................................................     2,857,780
                                                              ------------
Total increase in net assets................................     2,923,361
NET ASSETS:
  Beginning of period.......................................   186,659,074
                                                              ------------
  End of period.............................................  $189,582,435
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2003

                                                                 Short/
                                                              Intermediate
                                                              Bond Series
                                                              ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,497,728
  Net realized gain on investments..........................     4,230,558
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,223,695
                                                              ------------
Net increase in net assets resulting from operations........    17,951,981
                                                              ------------
Transactions in beneficial interest:
  Contributions.............................................    39,470,606
  Withdrawals...............................................   (38,630,150)
                                                              ------------
Net increase in net assets from transactions in beneficial
  interest..................................................       840,456
                                                              ------------
Total increase in net assets................................    18,792,437
NET ASSETS:
  Beginning of year.........................................   167,866,637
                                                              ------------
  End of year...............................................  $186,659,074
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series (a "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

   Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets in excess of $2 billion.

   RSMC provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2003, the market value of securities on loan for the Short/Intermediate Bond Series was $29,777,747 and the market value of the related collateral was $30,377,838.

                                                                 Short/Intermediate
                                                                    Bond Series
                                                                 ------------------
   Blackrock Institutional Money Market Trust..................     $30,377,838
                                                                    -----------
                                                                    $30,377,838
                                                                    ===========

5. INVESTMENT SECURITIES. During the six month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                 Short/Intermediate
                                                                    Bond Series
                                                                 ------------------
   Purchases...................................................     $43,425,316
   Sales.......................................................      26,748,971

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

6. FINANCIAL HIGHLIGHTS.

                                                For the
                                               Six-Month
                                             Period Ended        For the Fiscal Years Ended June 30,
                                           December 31, 2003   ----------------------------------------
                                              (Unaudited)       2003    2002     2001     2000    1999
                                           -----------------   ------   -----   ------   ------   -----
   SHORT/INTERMEDIATE BOND SERIES
     Total Return........................        0.07%**       10.82%   7.21%   10.26%    4.23%     N/A
     Ratios to Average Net Assets:
        Expenses:
          Including expense
             limitations.................        0.49%*         0.49%   0.49%    0.50%    0.47%   0.41%
          Excluding expense
             limitations.................        0.49%*         0.49%   0.49%    0.50%    0.51%   0.63%
        Net investment income............        3.73%*         4.25%   5.00%    5.92%    5.94%   5.39%
     Portfolio Turnover Rate.............          15%**          82%    136%      88%      47%     34%

------------------------

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
N/A Not available

7. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-336-9970, or by accessing the SEC's website at www.sec.gov.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT J. CHRISTIAN(1)        Trustee,        Shall serve until     Chief Investment           57       Rodney Square
Date of Birth: 2/49           President,      death, resignation    Officer of                          Management
                              Chief           or removal. Trustee,  Wilmington Trust                    Corporation
                              Executive       President and         Company since                       (registered
                              Officer and     Chairman of the       February 1996.                      investment
                              Chairman of     Board since October                                       adviser);
                              the Board       1998.                                                     Wilmington
                                                                                                        Low
                                                                                                        Volatility
                                                                                                        Fund of
                                                                                                        Funds.

WILLIAM P. RICHARDS, JR.(2)   Trustee         Shall serve until     Managing Director          57       None
100 Wilshire Boulevard                        death, resignation    Roxbury Capital
Suite 1000                                    or removal. Trustee   Management LLC since
Santa Monica, CA 90401                        since October 1999.   1998. Prior to 1998,
Date of Birth: 11/36                                                Principal, Roger
                                                                    Engemann &
                                                                    Associates
                                                                    (investment
                                                                    management firm).

------------------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ROBERT H. ARNOLD              Trustee         Shall serve until     Founder and                57       None
Date of Birth: 3/44                           death, resignation    co-manages, R. H.
                                              or removal. Trustee   Arnold & Co., Inc.
                                              since May 1997.       (investment banking
                                                                    company) since 1989.

DR. ERIC BRUCKER              Trustee         Shall serve until     Dean, School of            57       Wilmington
Date of Birth: 12/41                          death, resignation    Business                            Low
                                              or removal. Trustee   Administration of                   Volatility
                                              since October 1999.   Widener University                  Fund of
                                                                    since July 2001.                    Funds.
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the
                                                                    University of Maine
                                                                    from September 1998
                                                                    to June 2001.

NICHOLAS A. GIORDANO          Trustee         Shall serve until     Consultant,                57       Wilmington
Date of Birth: 3/43                           death, resignation    financial services                  Low
                                              or removal. Trustee   organizations from                  Volatility
                                              since October 1998.   1997 to present;                    Fund of
                                                                    Interim President,                  Funds; Kalmar
                                                                    LaSalle University                  Pooled
                                                                    from 1998 to 1999;                  Investment
                                                                    President and Chief                 Trust;
                                                                    Executive Officer,                  Independence
                                                                    Philadelphia Stock                  Blue Cross;
                                                                    Exchange from 1981                  Fotoball,
                                                                    to 1997.                            U.S.A.
                                                                                                        (sporting and
                                                                                                        athletics
                                                                                                        goods
                                                                                                        manufacturer);
                                                                                                        DaisyTek
                                                                                                        International
                                                                                                        (wholesale
                                                                                                        paper and
                                                                                                        paper
                                                                                                        products);
                                                                                                        and Selas
                                                                                                        Corporation
                                                                                                        of America
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
LOUIS KLEIN, JR.              Trustee         Shall serve until     Self-employed              57       Manville
Date of Birth: 5/35                           death, resignation    financial consultant                Personal
                                              or removal. Trustee   since 1991.                         Injury
                                              since October 1999.                                       Settlement
                                                                                                        Trust; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

CLEMENT C. MOORE, II          Trustee         Shall serve until     Managing Partner,          57       None
Date of Birth: 9/44                           death, resignation    Mariemont Holdings,
                                              or removal. Trustee   LLC, (real estate
                                              since October 1999.   holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN              Trustee         Shall serve until     Retired since 1993.        57       None
Date of Birth: 5/32                           death, resignation
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT               Trustee         Shall serve until     Dean and Professor         57       Wilmington
Date of Birth: 4/51                           death, resignation    of Law, Villanova                   Low
                                              or removal. Trustee   University School of                Volatility
                                              since November 2001.  Law since July 1997.                Fund of
                                                                    Associate Dean for                  Funds; St.
                                                                    Academic Affairs                    Thomas More
                                                                    University of                       Society of
                                                                    Maryland School of                  Pennsylvania.
                                                                    Law from 1994 to
                                                                    1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                           Number of
                                                                                          Portfolios
                                                                         Principal          in Fund         Other
                               Position(s)       Term of Office        Occupation(s)        Complex     Directorships
                                Held with        and Length of          During Past       Overseen by      Held by
Name, Address and Age          Fund Complex       Time Served            Five Years         Trustee        Trustee
---------------------         --------------  --------------------  --------------------  -----------   -------------
ERIC K. CHEUNG                Vice President  Shall serve at the    Vice President,           N/A            N/A
Date of Birth: 12/54                          pleasure of the       Wilmington Trust
                                              Board and until       Company Since 1986;
                                              successor is elected  and Vice President
                                              and qualified.        and Director of
                                              Officer since         Rodney Square
                                              October 1998.         Management
                                                                    Corporation since
                                                                    2001

JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the    Vice President,           N/A            N/A
Date of Birth: 1/57                           pleasure of the       Rodney Square
                                              Board and until       Management
                                              successor is elected  Corporation since
                                              and qualified.        1992.
                                              Officer since
                                              November 1999.

FRED FILOON                   Vice President  Shall serve at the    Senior Vice               N/A            N/A
520 Madison Avenue                            pleasure of the       President, Cramer
New York, NY 10022                            Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                           successor is elected  LLC since 1989.
                                              and qualified.
                                              Officer since August
                                              2000.

JOHN R. GILES                 Vice President  Shall serve at the    Senior Vice               N/A            N/A
Date of Birth: 8/57           and Chief       pleasure of the       President,
                              Financial       Board and until       Wilmington Trust
                              Officer         successor is elected  Company since 1996.
                                              and qualified.
                                              Officer since
                                              December 1999.

PAT COLLETTI                  Vice President  Shall serve at the    Vice President and        N/A            N/A
301 Bellevue Parkway          and Treasurer   pleasure of the       Director of
Wilmington, DE 19809                          Board and until       Investment
Date of Birth: 11/58                          successor is elected  Accounting and
                                              and qualified.        Administration of
                                              Officer since May     PFPC Inc. since
                                              1999.                 1999. From 1986 to
                                                                    April 1999,
                                                                    Controller for the
                                                                    Reserve Funds.

LEAH M. ANDERSON              Secretary       Shall serve at the    Officer, Wilmington       N/A            N/A
Date of Birth: 8/65                           pleasure of the       Trust Company since
                                              Board and until       1998. Officer,
                                              successor is elected  Rodney Square
                                              and qualified.        Management
                                              Officer since         Corporation since
                                              November 2002.        1992.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                            Chief Financial Officer
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                TRANSFER AGENT,
                               SUB-ADMINISTRATOR
                                      AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.

WSIBI-SEMI-12/03

                                                                      WILMINGTON
                                                                           FUNDS

SHORT/INTERMEDIATE BOND PORTFOLIO
INVESTOR SHARES
                                  SEMI-ANNUAL
                               December 31, 2003

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2003, the Investor Class of the CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund were up +48.33%, +41.60% and +25.04%, respectively. These results compare to +46.03%, +38.07% and +30.03% for the Russell 2000 Value, Russell Mid Cap Value and Russell 1000 Value Indexes, respectively.

The robust fourth quarter stock market performance was quite a capstone to an extraordinary year. Pre-Iraqi War fears and anxiety over deflation quickly gave way to a surprisingly strong third quarter GDP expansion of over 8%. The cumulative effect of the fiscal and monetary stimulus of the past year finally kicked in, propelling consumer spending as well as a resumption of corporate investment. Although much has been written about the speculative aspects of this rally and its similarity to the bubble of 1999, market breadth tells a very different story, as 92% of stocks in the S&P 500 were up for the year. Small and mid cap stocks led the way, as is typical in the early part of a recovery.

THE CRM SMALL CAP VALUE FUND recently had several stocks, such as Terex Corporation, Hughes Supply, Landry's Seafood Restaurants, and RailAmerica provide significant contribution to performance. Terex Corporation continues to benefit from its successful integration of its recently acquired Genie aerial platforms business. Strong execution on this front is leading to better than expected cash flow generation and market share gains. At Hughes Supply, the new management team continues to articulate an expanding list of opportunities for driving increased profitability. Both Hughes and Terex are also beginning to benefit from a stronger manufacturing economy. Landry's Seafood Restaurants is benefiting from management's efforts to reinvigorate the recently acquired Chart House restaurant, while continuing to reap dividends from its core business and the restructured Rainforest Cafe. Finally, RailAmerica posted solid gains, fueled by its decision to divest its Australian operation to focus on the more profitable and stable US business.

Our investment philosophy and process continue to unearth attractively valued equities of companies undergoing dynamic change. Airgas, Inc. is benefiting from ongoing consolidation of the packaged gas industry where the company is rapidly becoming a dominant player. We believe G&K Services, the third largest uniform rental company, will benefit from a new management team that is rapidly closing under-performing facilities and implementing a more active sales philosophy at the company. Finally, Hollywood Entertainment's share price has pulled back on a slower than expected activity in its used videogame software business. We believe management will ultimately generate solid returns in this business to compliment its strong position in the movie rental business.

We continue to maintain a stringent selling discipline as the market rallies and, accordingly, sold Jarden, Meredith and Kenneth Cole as they hit our price targets. We also sold Atlantic Coast Airlines as it was the

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                                                                   THE CRM FUNDS

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subject of an acquisition. Finally, American Management Systems appointed a new
CFO, signaling to us that its turnaround efforts will take longer than originally anticipated.

During the year, management teams at companies as diverse as SkillSoft (training software), Terex (heavy construction equipment), Insight Enterprise (technology distribution) and School Specialty (non-text book school supplies) all executed on clear strategies for improving the market positions and cash flows of their respective businesses. While we had seen this improved operating performance in 2002, we were not rewarded during the trying market environment of that year, and this continued into the early part of 2003. However, by remaining true to our disciplines and processes, we were finally able to capture the upside in equity prices associated with successful execution of change throughout the latter part of the year. Since it often takes multiple years for the full financial impact of strategic change to become evident, we are optimistic about our portfolio entering 2004 and expect the market to value the higher earnings and cash flow of the stocks in our portfolio.

THE CRM MID CAP VALUE FUND recently had several stocks, such as Amersham, United States Steel, Stanley Works, Royal Caribbean Cruises and Moore Wallace Inc. provide a significant contribution to performance. On October 10th, General Electric announced its acquisition of Amersham, and as the arbitrage spread narrowed, we sold our position. U.S. Steel shares rallied strongly on the combined benefits of its acquisition of National Steel and upward movement in steel prices. We trimmed our holdings of U.S. Steel into this significant price appreciation. Stanley Works rallied on an upside surprise regarding third quarter earnings, along with the accretive impact of the divestiture of their residential entry doors business and two acquisitions. Royal Caribbean benefited from the realization that yields should improve over previous 2004 expectations. Moore Wallace, which agreed to be acquired by R.R. Donnelley, rallied as the market began to understand the strategic and cost benefits of the combination. The cost-focused management team of Moore Wallace will run the new company, and we continue to hold our position.

Recent significant purchases in the CRM Mid Cap Value Fund include Boise Cascade Corp., Tribune, Schering AG, and WellPoint/Anthem. We believe Boise Cascade's purchase of Office Max International will serve to bolster Boise's retail distribution and lead the company to liquidate its legacy forest products businesses. We purchased shares of Tribune, as we believe a recovery in help-wanted and television advertising spending will propel earnings ahead of expectations. Our work on Amersham led us to invest in Schering AG. We believe the company possesses a robust and diversified pipeline of potential new drug candidates and is trading at a discount to its U.S. peers that have beleaguered drug development pipelines. We began to purchase WellPoint late in the third quarter, and in October the company agreed to be acquired by Anthem. Although WellPoint shareholders will receive a premium to the stock price at the time of the announcement, neither stock performed well on the news, thus presenting an excellent buying opportunity.

The most significant recent sales in the portfolio include Medco Health Solutions, First Energy and Hormel Foods. We sold our position in Medco, as the shares reached our price target following the spin-off from Merck earlier in the year. First Energy shares had appreciated toward our price target, and we became concerned about negative developments in the blackout investigation and in further delays in restarting the Davis-Besse nuclear plant. Finally, we sold our holdings in Hormel as it achieved our price target after pork and turkey prices had rebounded.

THE CRM LARGE CAP VALUE FUND had several significant contributors to recent performance, such as Emerson Electric Co., U.S. BanCorp. Tyco International Ltd. and Dow Chemical Co. Emerson Electric Co. continues to benefit from the strengthening economy as evidenced by recent order trends, especially in the Electronics and HVAC divisions. Its restructuring program and drive to lower capital intensity should allow the company to leverage its revenue gains into further margin expansion. The risk that corporate capital spending will weaken or that home sales might decline is keeping some pressure on the stock, but the company is well positioned to grow after several years of sub-par results. US Bancorp is responding favorably to management's attention to running the bank instead of trying to integrate acquisitions and has announced plans to return 80%
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

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of future capital generated back to shareholders in the form of higher dividends or share repurchases. The spin-off of Piper Jaffray Co. as a dividend is evidence of management's intent. Despite the fact that Tyco International Ltd. was owned only since mid-November, it added significantly to performance. Dow Chemical Co. continues to respond to the general rise in commodity prices and its end product prices have risen more rapidly than have its raw material and energy costs. Additionally, Dow's rising volumes combined with the operating leverage created over the past several years by aggressive cost cutting, has led to very strong, but still cyclical, operating results.

While Grainger Trust, Target and Washington Mutual Inc. were performance laggards, the largest detractor by far was Merck & Co., Inc. which continued to be impacted by future patent expiration worries and industry-wide drug pricing problems. Volume growth has been positive but Merck & Co., Inc. has been unable to raise prices which is unlikely to change in the near term. The company's profit margins have been running below trend due to a shift to lower margin products and higher than expected R&D spending. On a longer term basis, Merck & Co., Inc. does have a strong research pipeline and continues to invest for the future. The entire pharmaceutical group has been under pressure for the past year and is now selling at historically very attractive valuations. While risks certainly remain, the low expectations and relatively high dividend yield should allow for good future performance. Grainger is tied most closely to employment trends and has thus benefited only marginally from the strengthening economy. Management has announced a change in its strategic direction to counter the challenges it faces. A new marketing and sales program is expected to increase volumes and an accelerated overhaul of the information infrastructure should improve customer effectiveness. After a strong rise early in the quarter, Washington Mutual Inc. retreated after reporting lower loan originations and profit margins. The impact is expected to last only a few quarters and the shift to adjustable rate mortgages and cost cutting initiatives is expected to take hold by mid 2004. The company's normalized earnings remain intact and its attractive valuation is compelling. No major problems exist for Target but the stock traded in a narrow range during the quarter as investors worried about Christmas sales and future consumer spending. As long as the economy does not falter in 2004, Target should perform up to our expectations.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds' service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of December 31, 2003 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 10/1/95. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more vilatile than securities of larger companies.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                                             Average Annual
                                                                      ----------------------------
                                                         Six Months   1 Year   5 Years   Inception
                                                         ----------   ------   -------   ---------
Small Cap Value Fund**.................................    23.27%     48.33%   15.07%     15.20%
Russell 2000 Index.....................................    24.92%     47.25%    7.13%      8.78%
Russell 2000 Value Index...............................    25.36%     46.03%   12.28%     13.03%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

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CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 9/20/00. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                                             Average Annual
                                                                           ------------------
                                                              Six Months   1 Year   Inception
                                                              ----------   ------   ---------
Mid Cap Value Fund**........................................    22.74%     41.60%    15.86%
Russell MidCap Index........................................    20.40%     40.06%     2.43%
Russell MidCap Value Index..................................    22.06%     38.07%    11.64%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

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CRM LARGE CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Investor Shares of the CRM Large Cap Value Fund ("Fund") with the performance of the Standard and Poor's 500 Composite Index ("S&P 500") and Russell 1000 Value Index since inception on 8/25/98. The S&P 500 and Russell 1000 Value Index are unmanaged stock market indices and reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

    CRM LARGE CAP VALUE FUND VS S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX*

                                                                            Average Annual
                                                                     -----------------------------
                                                        Six Months   1 Year   5 Years    Inception
                                                        ----------   ------   -------    ---------
Large Cap Value Fund**................................    11.28%     25.04%    (1.12)%     1.63%
S&P 500 Index.........................................    15.14%     28.68%    (0.57)%     1.86%
Russell 1000 Value Index..............................    16.55%     30.03%     3.57%      5.24%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   ------------   -----------
ASSETS
   Investment in Series, at value...........................  $519,032,640   $267,485,921   $12,726,427
   Other assets.............................................        12,639            990        10,368
                                                              ------------   ------------   -----------
Total assets................................................   519,045,279    267,486,911    12,736,795
                                                              ------------   ------------   -----------
LIABILITIES
   Accrued expenses.........................................       104,455         41,415         7,147
                                                              ------------   ------------   -----------
Total liabilities...........................................       104,455         41,415         7,147
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $518,940,824   $267,445,496   $12,729,648
                                                              ============   ============   ===========
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $386,784,338   $216,022,415   $13,057,171
   Undistributed net investment income (accumulated loss)...    (1,138,114)       199,075        33,163
   Accumulated net realized gain (loss).....................    14,009,266      7,707,243    (1,858,526)
   Net unrealized appreciation on investments...............   119,285,334     43,516,763     1,497,840
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $518,940,824   $267,445,496   $12,729,648
                                                              ============   ============   ===========
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $253,673,719   $ 65,584,145   $12,729,648
   Institutional Shares.....................................   265,267,105    199,101,510            --
   Retail Shares............................................            --      2,759,841            --
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $518,940,824   $267,445,496   $12,729,648
                                                              ============   ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares..........................................    10,410,947      3,044,964     1,201,562
   Institutional Shares.....................................    10,620,403      9,162,007            --
   Retail Shares............................................            --        127,689            --
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $24.37         $21.54        $10.59
   Institutional Shares.....................................        $24.98         $21.73            --
   Retail Shares............................................            --         $21.61            --

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP      MID CAP     LARGE CAP
                                                              VALUE FUND    VALUE FUND    VALUE FUND
                                                              -----------   -----------   ----------
NET INVESTMENT INCOME (LOSS) FROM SERIES
   Dividends................................................  $ 1,229,627   $ 1,257,319   $  108,493
   Interest.................................................       69,490        51,613        1,977
   Securities Lending.......................................       25,489        24,984        1,065
   Expenses.................................................   (1,966,824)     (913,044)     (37,779)
                                                              -----------   -----------   ----------
     Net investment income (loss) from Series...............     (642,218)      420,872       73,756
                                                              -----------   -----------   ----------
EXPENSES
   Shareholder services -- Investor Shares..................      271,078        62,875       13,289
   Shareholder services -- Retail Shares....................           --         2,069           --
   Administration and accounting fees.......................       36,000        45,000       27,000
   Transfer agent fees......................................       86,164        46,282        2,985
   Professional fees........................................       16,743        10,685        3,846
   Registration fees........................................       32,491        31,793       12,945
   Trustee fees and expenses................................        6,212         6,212        6,212
   Distribution fees -- Retail Shares.......................           --         1,241           --
   Shareholder reports......................................       28,930        18,681          719
   Miscellaneous............................................       18,278         8,210        2,112
                                                              -----------   -----------   ----------
Total expenses..............................................      495,896       233,048       69,108
   Expenses reimbursed......................................           --            --       (1,583)
   Administration and accounting fees waived................           --       (12,376)     (27,000)
                                                              -----------   -----------   ----------
   Net expenses.............................................      495,896       220,672       40,525
                                                              -----------   -----------   ----------
NET INVESTMENT INCOME (LOSS)................................   (1,138,114)      200,200       33,231
                                                              -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM SERIES
   Net realized gain from investments.......................   36,498,854    22,574,111       89,476
   Net change in unrealized appreciation/depreciation of
     investments............................................   57,583,652    20,906,869    1,103,065
                                                              -----------   -----------   ----------
Net realized and unrealized gain on investments from
  Series....................................................   94,082,506    43,480,980    1,192,541
                                                              -----------   -----------   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................  $92,944,392   $43,681,180   $1,225,772
                                                              ===========   ===========   ==========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  SMALL CAP VALUE FUND
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2003         JUNE 30,
                                                              (UNAUDITED)        2003
                                                              ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $379,250,902   $ 413,950,963
                                                              ------------   -------------
OPERATIONS
   Net investment loss......................................    (1,138,114)       (880,889)
   Net realized gain (loss) from investments................    36,498,854     (20,789,307)
   Net change in unrealized appreciation/depreciation of
     investments............................................    57,583,652       6,814,138
                                                              ------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    92,944,392     (14,856,058)
                                                              ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................            --        (147,151)
   Net investment income -- Institutional Shares............            --        (144,231)
   Net realized gain on investments -- Investor Shares......            --      (5,720,482)
   Net realized gain on investments -- Institutional
     Shares.................................................            --      (5,606,975)
                                                              ------------   -------------
     Total distributions to shareholders....................            --     (11,618,839)
                                                              ------------   -------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    77,288,106      85,101,548
   Sale of shares -- Institutional Shares...................    43,281,993      57,600,496
   Reinvestment of distributions -- Investor Shares.........            --       5,662,550
   Reinvestment of distributions -- Institutional Shares....            --       5,732,136
   Redemptions of shares -- Investor Shares.................   (49,291,471)   (108,735,550)
   Redemptions of shares -- Institutional Shares............   (24,533,098)    (53,586,344)
                                                              ------------   -------------
     Net increase (decrease) from capital share
      transactions..........................................    46,745,530      (8,225,164)
                                                              ------------   -------------
     Total increase (decrease) in net assets................   139,689,922     (34,700,061)
                                                              ------------   -------------
NET ASSETS -- END OF PERIOD.................................  $518,940,824   $ 379,250,902
                                                              ============   =============
Undistributed net investment income (accumulated loss)......  $ (1,138,114)  $          --
                                                              ============   =============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   -------------
   Sale of shares -- Investor Shares........................     3,496,191       4,798,179
   Sale of shares -- Institutional Shares...................     1,909,084       3,250,029
   Reinvestment of distributions -- Investor Shares.........            --         339,278
   Reinvestment of distributions -- Institutional Shares....            --         335,999
   Redemptions of shares -- Investor Shares.................    (2,257,247)     (6,241,983)
   Redemptions of shares -- Institutional Shares............    (1,070,675)     (3,052,972)
                                                              ------------   -------------
     Net increase (decrease) in shares......................     2,077,353        (571,470)
                                                              ============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2003         JUNE 30,
                                                              (UNAUDITED)        2003
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $169,221,991   $142,477,212
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       200,200        288,326
   Net realized gain (loss) from investments................    22,574,111    (14,510,349)
   Net change in unrealized appreciation/depreciation of
     investments............................................    20,906,869     16,409,546
                                                              ------------   ------------
     Net increase in net assets resulting from operations...    43,681,180      2,187,523
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (71,306)            --
   Net investment income -- Institutional Shares............      (214,919)            --
   Net investment income -- Retail Shares...................        (3,117)            --
   Net realized gain on investments -- Investor Shares......            --       (197,710)
   Net realized gain on investments -- Institutional
     Shares.................................................            --       (482,399)
   Net realized gain on investments -- Retail Shares........            --           (979)
                                                              ------------   ------------
     Total distributions to shareholders....................      (289,342)      (681,088)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    16,039,519     20,233,188
   Sale of shares -- Institutional Shares...................    50,878,303     62,944,796
   Sale of shares -- Retail Shares..........................     1,813,485        823,299
   Reinvestment of distributions -- Investor Shares.........        34,595        155,453
   Reinvestment of distributions -- Institutional Shares....       187,947        460,997
   Reinvestment of distributions -- Retail Shares...........         3,117            979
   Redemptions of shares -- Investor Shares.................    (3,532,372)   (25,027,133)
   Redemptions of shares -- Institutional Shares............   (10,410,752)   (34,235,853)
   Redemptions of shares -- Retail Shares...................      (182,175)      (117,382)
                                                              ------------   ------------
     Net increase from capital share transactions...........    54,831,667     25,238,344
                                                              ------------   ------------
     Total increase in net assets...........................    98,223,505     26,744,779
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $267,445,496   $169,221,991
                                                              ============   ============
Undistributed net investment income.........................  $    199,075   $    288,217
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................       807,528      1,275,318
   Sale of shares -- Institutional Shares...................     2,581,225      3,977,495
   Sale of shares -- Retail Shares..........................        92,681         50,769
   Reinvestment of distributions -- Investor Shares.........         1,670         10,160
   Reinvestment of distributions -- Institutional Shares....         8,993         29,954
   Reinvestment of distributions -- Retail Shares...........           150             64
   Redemptions of shares -- Investor Shares.................      (186,601)    (1,557,654)
   Redemptions of shares -- Institutional Shares............      (540,479)    (2,159,361)
   Redemptions of shares -- Retail Shares...................        (9,176)        (6,799)
                                                              ------------   ------------
     Net increase in shares.................................     2,755,991      1,619,946
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 LARGE CAP VALUE FUND
                                                              --------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,   YEAR ENDED
                                                                  2003        JUNE 30,
                                                              (UNAUDITED)       2003
                                                              ------------   -----------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 8,775,563    $ 6,827,572
                                                              -----------    -----------
OPERATIONS
   Net investment income....................................       33,231         29,680
   Net realized gain (loss) from investments................       89,476     (1,452,594)
   Net change in unrealized appreciation/depreciation of
     investments............................................    1,103,065      1,345,159
                                                              -----------    -----------
     Net increase (decrease) in net assets resulting from
      operations............................................    1,225,772        (77,755)
                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (29,744)        (6,568)
                                                              -----------    -----------
     Total distributions to shareholders....................      (29,744)        (6,568)
                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    3,213,487      3,579,021
   Reinvestment of distributions -- Investor Shares.........       23,314          5,503
   Redemptions of shares -- Investor Shares.................     (478,744)    (1,552,210)
                                                              -----------    -----------
     Net increase from capital share transactions...........    2,758,057      2,032,314
                                                              -----------    -----------
     Total increase in net assets...........................    3,954,085      1,947,991
                                                              -----------    -----------
NET ASSETS -- END OF PERIOD.................................  $12,729,648    $ 8,775,563
                                                              ===========    ===========
Undistributed net investment income.........................  $    33,163    $    29,676
                                                              ===========    ===========
                                                                 SHARES        SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   -----------
   Sale of shares -- Investor Shares........................      328,210        387,465
   Reinvestment of distributions -- Investor Shares.........        2,272            630
   Redemptions of shares -- Investor Shares.................      (49,242)      (186,707)
                                                              -----------    -----------
     Net increase in shares.................................      281,240        201,388
                                                              ===========    ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                   SMALL CAP VALUE FUND -- INVESTOR SHARES
                                   ------------------------------------------------------------------------
                                    SIX-MONTH
                                   PERIOD ENDED
                                   DECEMBER 31,      FOR THE FISCAL YEARS ENDED JUNE 30,      PERIOD ENDED     YEAR ENDED
                                       2003       -----------------------------------------     JUNE 30,      SEPTEMBER 30,
                                   (UNAUDITED)      2003       2002       2001      2000+       1999(A)+          1998+
                                   ------------   --------   --------   --------   --------   -------------   -------------
Net asset value -- Beginning of
   Period........................    $  19.77     $  21.00   $  21.93   $  16.26   $  14.94     $   13.61       $   17.68
                                     --------     --------   --------   --------   --------     ---------       ---------
Investment operations:
   Net investment income
     (loss)......................       (0.07)(b)    (0.07)(b)    (0.01)(b)     0.10    (0.13)       (0.02)         (0.06)
   Net realized and unrealized
     gain (loss) on
     investments.................        4.67        (0.52)      0.66       6.40       1.45          1.35           (3.15)
                                     --------     --------   --------   --------   --------     ---------       ---------
Total from investment
   operations....................        4.60        (0.59)      0.65       6.50       1.32          1.33           (3.21)
                                     --------     --------   --------   --------   --------     ---------       ---------
Distributions to shareholders:
   From net investment income....          --        (0.02)     (0.10)     (0.02)        --            --              --
   From net realized gain on
     investments.................          --        (0.62)     (1.48)     (0.81)        --            --           (0.84)
   Return of capital.............          --           --         --         --         --            --(c)        (0.02)
                                     --------     --------   --------   --------   --------     ---------       ---------
Total distributions to
  shareholders...................          --        (0.64)     (1.58)     (0.83)        --            --           (0.86)
                                     --------     --------   --------   --------   --------     ---------       ---------
Net asset value -- End of
  Period.........................    $  24.37     $  19.77   $  21.00   $  21.93   $  16.26     $   14.94       $   13.61
                                     ========     ========   ========   ========   ========     =========       =========
Total Return.....................      23.27%(d)   (2.26)%      3.21%     41.67%      8.84%         9.80%(d)     (18.81)%
Ratios/Supplemental Data(f)
Ratios to average net assets:
  Expenses, including
    reimbursement/waiver.........       1.22%(e)     1.27%      1.26%      1.28%      1.42%         1.42%(e)        1.38%
   Expenses, excluding
     reimbursement/waiver........       1.22%(e)     1.27%      1.26%      1.28%      1.42%         1.46%(e)        1.38%
   Net investment income (loss),
     including
     reimbursement/waiver........     (0.63)%(e)   (0.39)%    (0.05)%      0.66%    (0.88)%       (0.16)%(e)      (0.34)%
Portfolio turnover rate..........         41%(d)       74%        61%        90%        96%           64%(d)          57%
Net assets at end of period
  (000's omitted)................    $253,674     $181,296   $215,820   $134,778   $ 69,351     $  94,806       $ 130,929

+ Effective November 1, 1999, The CRM Funds - Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) For the period October 1, 1998 through June 30, 1999.
(b) The net investment loss per share was calculated using average shares outstanding method.
(c) Less than $0.01 per share.
(d) Not annualized.
(e) Annualized
(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                           MID CAP VALUE FUND -- INVESTOR SHARES
                                                  -------------------------------------------------------
                                                   SIX-MONTH
                                                  PERIOD ENDED     FOR THE FISCAL YEARS
                                                  DECEMBER 31,        ENDED JUNE 30,         PERIOD ENDED
                                                      2003         ---------------------       JUNE 30,
                                                  (UNAUDITED)        2003         2002         2001(A)
                                                  ------------     --------     --------     ------------
Net asset value -- Beginning of Period..........    $ 17.57        $  17.85     $  18.15       $ 14.84
                                                    -------        --------     --------       -------
Investment operations:
   Net investment income (loss).................         --(b)(c)      0.01        (0.04)(b)      0.07
   Net realized and unrealized gain (loss) on
     investments................................       3.99           (0.21)        0.92          3.87
                                                    -------        --------     --------       -------
Total from investment operations................       3.99           (0.20)        0.88          3.94
                                                    -------        --------     --------       -------
Distributions to shareholders:
   From net investment income...................      (0.02)             --        (0.03)        (0.06)
   From net realized gain on investments........         --           (0.08)       (1.15)        (0.57)
                                                    -------        --------     --------       -------
Total distributions to shareholders.............      (0.02)          (0.08)       (1.18)        (0.63)
                                                    -------        --------     --------       -------
Net asset value -- End of Period................    $ 21.54        $  17.57     $  17.85       $ 18.15
                                                    =======        ========     ========       =======
Total Return....................................     22.74%(d)        (1.07)%      4.82%        27.30%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.....      1.29%(e)        1.37%        1.37%         1.50%(e)
   Expenses, excluding reimbursement/waiver.....      1.30%(e)        1.40%        1.43%         1.88%(e)
   Net investment income (loss), including
     reimbursement/waiver.......................      0.00%(e)        0.04%      (0.25)%         0.31%(e)
Portfolio turnover rate.........................        82%(d)         142%         143%          163%(d)
Net assets at end of period (000's omitted).....    $65,584        $ 42,554     $ 48,086       $11,954

(a) For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.
(b) The net investment loss per share was calculated using average shares outstanding method.
(c) Less than $0.01 per share.
(d) Not annualized.
(e) Annualized
(f) The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                             LARGE CAP VALUE FUND -- INVESTOR SHARES
                               --------------------------------------------------------------------
                                SIX-MONTH
                               PERIOD ENDED
                               DECEMBER 31,    FOR THE FISCAL YEARS ENDED JUNE 30,     PERIOD ENDED   PERIOD ENDED
                                   2003       --------------------------------------     JUNE 30,     SEPTEMBER 30,
                               (UNAUDITED)     2003      2002       2001      2000+      1999(B)+       1998(A)+
                               ------------   ------   ---------   -------   -------   ------------   -------------
Net asset value -- Beginning
   of Period.................    $  9.54      $ 9.50   $   12.60   $ 11.63   $ 12.17     $ 10.02         $ 10.00
                                 -------      ------   ---------   -------   -------     -------         -------
Investment operations:
   Net investment income.....       0.03        0.04        0.01      0.03        --(c)      0.06           0.01
   Net realized and
     unrealized gain (loss)
     on investments..........       1.04        0.01       (3.08)     0.95     (0.37)       2.16            0.01
                                 -------      ------   ---------   -------   -------     -------         -------
Total from investment
   operations................       1.07        0.05       (3.07)     0.98     (0.37)       2.22            0.02
                                 -------      ------   ---------   -------   -------     -------         -------
Distributions to
  shareholders:
   From net investment
     income..................      (0.02)      (0.01)      (0.03)    (0.01)       --(c)     (0.06)            --
   From net realized gain on
     investments.............         --          --          --        --     (0.17)      (0.01)             --
                                 -------      ------   ---------   -------   -------     -------         -------
Total distributions to
   shareholders..............      (0.02)      (0.01)      (0.03)    (0.01)    (0.17)      (0.07)             --
                                 -------      ------   ---------   -------   -------     -------         -------
Net asset value -- End of
  Period.....................    $ 10.59      $ 9.54   $    9.50   $ 12.60   $ 11.63     $ 12.17         $ 10.02
                                 =======      ======   =========   =======   =======     =======         =======
Total Return.................     11.28%(d)    0.53%    (24.42)%     8.43%   (2.85)%      22.16%(d)        0.20%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver....      1.47%(e)    1.50%       1.50%     1.50%     1.44%       1.50%(e)        1.50%(e)
   Expenses, excluding
     reimbursement/waiver....      2.01%(e)    2.90%       2.36%     2.28%     2.35%       1.92%(e)        3.95%(e)
   Net investment income,
     including reimbursement/
     waiver..................      0.63%(e)    0.49%       0.09%     0.24%     0.05%       0.63%(e)        1.78%(e)
Portfolio turnover rate......         9%(d)      87%        100%      109%      136%         56%(d)           7%(d)
Net assets at end of period
  (000's omitted)............    $12,730      $8,776   $   6,828   $ 7,817   $ 7,941     $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds - Large Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(b) For the period October 1, 1998 through June 30, 1999.
(c) Less than $0.01 per share.
(d) Not annualized.
(e) Annualized
(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a l2b-1 distribution fee. Information regarding the Institutional and Retail Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2003, Small Cap Value Fund owned approximately 94% of its respective Series, Mid Cap Value Fund owned approximately 100% of its respective Series, and Large Cap Value Fund owned approximately 20% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Funds to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, each Fund pays shareholder servicing agents, including CRM, up to 0.25% of average daily net assets of the Investor Share class of the Fund, attributable to accounts for which they provide shareholder services.

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Funds. For its services, RSMC is paid a monthly fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of each Fund's Investor Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                               Small Cap    Mid Cap    Large Cap
                                                                 Value       Value       Value
                                                                 Fund         Fund       Fund
                                                              -----------   --------   ---------
   Six-Month Period Ended December 31, 2003
   Ordinary income..........................................  $        --   $289,342    $29,744
                                                              -----------   --------    -------
     Total distributions....................................  $        --   $289,342    $29,744
                                                              ===========   ========    =======
   Year Ended June 30, 2003
   Ordinary income..........................................  $ 2,341,980   $    109    $ 6,568
   Long-term capital gains..................................    9,276,859    680,979         --
                                                              -----------   --------    -------
     Total distributions....................................  $11,618,839   $681,088    $ 6,568
                                                              ===========   ========    =======

   The amounts and character of the components of accumulated earnings (deficit) on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                        Small Cap       Mid Cap      Large Cap
                                                          Value          Value         Value
                                                           Fund          Fund          Fund
                                                       ------------   -----------   -----------
   Undistributed ordinary income.....................  $         --   $   288,217   $    29,676
                                                       ------------   -----------   -----------
   Capital loss carryforwards........................    (2,555,045)   (7,236,295)     (804,589)
   Post-October losses...............................   (17,363,098)   (6,953,862)   (1,132,071)
   Net unrealized appreciation.......................    59,130,237    21,933,183       383,433
                                                       ------------   -----------   -----------
     Total accumulated earnings (deficit)............  $ 39,212,094   $ 8,031,243   $(1,523,551)
                                                       ============   ===========   ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                             Small Cap     Mid Cap     Large Cap
                                                               Value        Value        Value
                                                                Fund         Fund        Fund
                                                             ----------   ----------   ---------
   6/30/2008...............................................          --           --   $400,862
   6/30/2011...............................................  $2,555,045   $7,236,295   $403,727

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI-ANNUAL REPORT (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (95.8%)
AEROSPACE (2.0%)
384,300     DRS Technologies, Inc.*........  $ 10,675,854
                                             ------------
COMMUNICATION & BROADCASTING (1.0%)
Telecommunications (1.0%)
573,700    Lightbridge, Inc.*.............     5,220,670
                                             ------------
COMPUTER SERVICES (7.2%)
770,900     Insight Enterprises, Inc.*.....    14,492,920
449,700     Macromedia, Inc.*..............     8,022,648
2,387,800   Quantum Corp.*.................     7,449,936
406,400     Transaction Systems Architects,
              Inc.*........................     9,196,832
                                             ------------
                                               39,162,336
                                             ------------
CONSUMER DISCRETIONARY (2.4%)
458,700     Take-Two Interactive Software,
              Inc.*(a).....................    13,215,147
                                             ------------
ENTERTAINMENT & LEISURE (3.2%)
298,100     Alliance Gaming Corp.*.........     7,348,165
447,500     AMC Entertainment, Inc.*.......     6,806,475
   192,200  Intrawest Corp.................     3,553,778
                                             ------------
                                               17,708,418
                                             ------------
FINANCE & INSURANCE (11.4%)
Insurance Carriers (5.7%)
255,800     AmerUs Group Co.(a)............     8,945,326
    79,200  Everest Re Group, Ltd..........     6,700,320
   312,100  First American Corp............     9,291,217
   368,200  Hub International, Ltd. .......     6,171,032
                                             ------------
                                               31,107,895
                                             ------------
Savings, Credit, & Other Financial Institutions (4.4%)
347,700     Bankunited Financial Corp.*....     8,967,183
271,900     Cardinal Financial
            Corporation*...................     2,251,332
68,380      Glacier Bancorp, Inc.*.........     2,215,512
304,300     KNBT Bancorp Inc.*.............     5,349,594
   289,000  Provident Financial Services,
              Inc..........................     5,462,100
                                             ------------
                                               24,245,721
                                             ------------
State & National Banks (1.3%)
240,800     Community First Bankshares,
            Inc............................     6,968,752
                                             ------------
                                               62,322,368
                                             ------------
HEALTHCARE (9.1%)
594,400     Apria Healthcare Group,
            Inc.*(a).......................    16,922,568
443,000     Haemonetics Corp.*.............    10,583,270
400,700     Neighborcare, Inc.*............     7,913,825
353,960     TLC Vision Corp.*..............     2,346,755
575,600     Viasys Healthcare, Inc.*.......    11,857,360
                                             ------------
                                               49,623,778
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
MANUFACTURING (19.1%)
Auto Parts & Equipment (1.4%)
   128,500  Lear Corp. ....................  $  7,880,905
                                             ------------
Chemical & Allied Products (2.2%)
   293,050  Airgas, Inc. ..................     6,294,714
409,500     Compass Minerals International,
              Inc.*........................     5,847,660
                                             ------------
                                               12,142,374
                                             ------------
Diversified -- Manufacturing Industries (3.0%)
   199,100  A. O. Smith, Corp..............     6,978,455
48,700      ESCO Technologies, Inc.*.......     2,125,755
342,300     Griffon Corp.*.................     6,934,998
49,600      Mascotech, Inc. Escrow*........             0
                                             ------------
                                               16,039,208
                                             ------------
Electrical Equipment (1.5%)
186,700     EMCOR Group, Inc.*(a)..........     8,196,130
                                             ------------
Food & Beverage (1.6%)
397,900     Chiquita Brands International,
              Inc.*(a).....................     8,964,687
                                             ------------
Machine Tools (4.2%)
239,400     Kennametal, Inc.*..............     9,516,150
   400,700  Snap-On, Inc...................    12,918,568
                                             ------------
                                               22,434,718
                                             ------------
Machinery & Heavy Equipment (2.3%)
436,100     Terex Corp.*(a)................    12,420,128
                                             ------------
Misc. Industrial Machinery & Equipment (0.9%)
   124,000  IDEX Corp......................     5,157,160
                                             ------------
Precision Instruments & Medical Supplies (2.0%)
447,100     Conmed Corp.*..................    10,640,980
                                             ------------
                                              103,876,290
                                             ------------
OIL & GAS (2.4%)
711,800     Brigham Exploration Co.*.......     5,715,042
398,500     Pride International,
            Inc.*(a).......................     7,428,040
                                             ------------
                                               13,143,082
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (2.0%)
256,900     Highland Hospitality Corp.*....     2,800,210
   358,300  Ventas, Inc....................     7,882,600
                                             ------------
                                               10,682,810
                                             ------------
SERVICES (11.5%)
Business Services (6.1%)
723,800     BISYS Group, Inc.*(a)..........    10,770,144
445,100     Forrester Research, Inc.*......     7,953,937
   174,100  G & K Services, Inc............     6,398,175
324,300     Watson Wyatt & Company
              Holdings*....................     7,831,845
                                             ------------
                                               32,954,101
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Commercial Services (2.9%)
318,800     NDCHealth Corp. (a)............  $  8,167,656
471,500     Interactive Data Corp.*........     7,808,040
                                             ------------
                                               15,975,696
                                             ------------
Printing & Publishing (1.3%)
392,600     Journal Communications, Inc. --
              Class A*.....................     7,274,878
                                             ------------
Sanitary Services (1.2%)
474,093     Casella Waste Systems, Inc.*...     6,490,333
                                             ------------
                                               62,695,008
                                             ------------
TECHNOLOGY (4.5%)
283,500     Electro Scientific Industries,
            Inc.*..........................     6,747,300
2,067,800   SkillSoft PLC -- ADR*..........    17,886,470
                                             ------------
                                               24,633,770
                                             ------------
TRANSPORTATION (4.8%)
Air Freight (1.3%)
   208,300  CNF, Inc. .....................     7,061,370
                                             ------------
Airlines (1.7%)
443,200     Pinnacle Airlines Corp.*.......     6,156,048
   173,900  Skywest, Inc. .................     3,151,068
                                             ------------
                                                9,307,116
                                             ------------
Railroads (1.8%)
820,400     RailAmerica, Inc.*.............     9,680,720
                                             ------------
                                               26,049,206
                                             ------------
WHOLESALE & RETAIL TRADE (15.2%)
Business Equipment & Services (1.6%)
214,300     United Stationers, Inc.*.......     8,769,156
                                             ------------
Retail Apparel & Accessory Stores (2.8%)
588,500     J. Jill Group, Inc.*...........     7,479,835
458,600     Too, Inc.*.....................     7,741,168
                                             ------------
                                               15,221,003
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Retail Eating & Drinking Places (3.1%)
655,000     Landry's Restaurants, Inc......  $ 16,846,600
                                             ------------
Specialty Retail Stores (6.2%)
294,700     Central Garden & Pet Co.*......     8,260,441
416,100     Hollywood Entertainment
            Corp.*.........................     5,721,375
   465,400  School Specialty, Inc..........    15,828,254
156,600     West Marine Inc.*..............     4,355,046
                                             ------------
                                               34,165,116
                                             ------------
Wholesale -- Industrial Supplies (1.5%)
   164,000  Hughes Supply, Inc.............     8,137,680
                                             ------------
                                               83,139,555
                                             ------------
TOTAL COMMON STOCK
  (COST $401,809,843)......................   522,148,292
                                             ------------
SHORT-TERM INVESTMENTS (4.2%)
11,547,815   BlackRock Provident
            Institutional Fund -- Temp Cash
              -- Main......................    11,547,815
11,547,814   BlackRock Provident
            Institutional Fund -- Temp Fund
              -- Main......................    11,547,814
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $23,095,629).......................    23,095,629
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $424,905,472+).....................  $545,243,921
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $68,529,500).......................  $ 68,529,500
                                             ============

ADR  American Depository Receipt
*    Non-incoming producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $427,356,039. At December 31, 2003 net unrealized appreciation was $117,887,882. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $118,944,757, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,056,875.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.1%)
AEROSPACE & DEFENSE (1.8%)
   154,900  United Defense Industries,
              Inc. ........................  $  4,938,212
                                             ------------
COMMUNICATION & BROADCASTING (2.9%)
   125,539  Cablevision Systems New York
              Group -- Class A*(a).........     2,936,357
   198,200  Cox Communications, Inc. --
              Class A*.....................     5,000,586
                                             ------------
                                                7,936,943
                                             ------------
COMPUTER SERVICES (4.8%)
    63,500  DST Systems, Inc.*.............     2,651,760
   220,700  Networks Associates, Inc.*.....     3,319,328
    95,500  Sungard Data Systems, Inc. ....     2,646,305
   127,500  Synopsys, Inc. ................     4,304,400
                                             ------------
                                               12,921,793
                                             ------------
CONSUMER PRODUCTS (3.1%)
    83,900  Clorox Co. ....................     4,074,184
    60,000  Fortune Brands, Inc. ..........     4,289,400
                                             ------------
                                                8,363,584
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (4.6%)
   200,500  PG&E Corp.*(a).................     5,567,885
   156,400  PPL Corp.(a)...................     6,842,500
                                             ------------
                                               12,410,385
                                             ------------
ENTERTAINMENT & LEISURE (2.7%)
   211,700  Royal Caribbean Cruises,
              Ltd.(a)......................     7,365,043
                                             ------------
FINANCE & INSURANCE (16.5%)
Diversified -- Financial (1.5%)
   134,900  Brascan Corp. -- Class A.......     4,119,846
                                             ------------
Insurance Agents, Brokers, & Services (3.2%)
    68,000  MBIA, Inc.(a)..................     4,027,640
   133,600  Willis Group Holdings, Ltd. ...     4,551,752
                                             ------------
                                                8,579,392
                                             ------------
Insurance Carriers (4.8%)
    78,500  Chubb Corp.(a).................     5,345,850
    91,700  Everest Re Group, Ltd. ........     7,757,820
                                             ------------
                                               13,103,670
                                             ------------
Savings, Credit, & Other Financial Institutions (5.0%)
   201,859  Charter One Financial, Inc. ...     6,974,228
    75,400  GreenPoint Financial Corp. ....     2,663,128
    37,600  M&T Bank Corp. ................     3,696,080
                                             ------------
                                               13,333,436
                                             ------------
State & National Banks (2.0%)
   134,700  North Fork Bancorporation,
              Inc. ........................     5,451,309
                                             ------------
                                               44,587,653
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
HEALTHCARE (8.0%)
    36,700  Anthem, Inc.*(a)...............  $  2,752,500
    85,300  C.R. Bard, Inc. ...............     6,930,625
   128,100  Omnicare, Inc.(a)..............     5,173,959
    70,300  Wellpoint Health Networks,
              Inc.*........................     6,818,397
                                             ------------
                                               21,675,481
                                             ------------
MANUFACTURING (21.0%)
Agriculture (1.5%)
   121,300  Bunge Ltd.*....................     3,993,196
                                             ------------
Building Materials & Components (1.2%)
    81,300  Lafarge North America, Inc.*...     3,294,276
                                             ------------
Diversified -- Industrial Products (4.0%)
    54,800  American Standard Cos.,
              Inc.*........................     5,518,360
   146,200  York International Corp. ......     5,380,160
                                             ------------
                                               10,898,520
                                             ------------
Diversified -- Manufacturing Industries (1.0%)
    35,200  ITT Industries, Inc. ..........     2,612,192
                                             ------------
Glass & Plastic Packaging Products (1.0%)
   111,300  Pactiv Corp.*..................     2,660,070
                                             ------------
Hand Held Tools (2.8%)
   200,100  The Stanley Works..............     7,577,787
                                             ------------
Medical Equipment & Supplies (1.5%)
   174,700  STERIS Corp. ..................     3,948,220
                                             ------------
Metal Products (2.0%)
    81,200  United States Steel Corp.(a)...     2,843,624
    55,700  Alcan Aluminum, Ltd.(a)........     2,615,115
                                             ------------
                                                5,458,739
                                             ------------
Paper Products (3.1%)
   257,100  Boise Cascade Corp.*(a)........     8,448,306
                                             ------------
Pharmaceutical Preparations (1.6%)
    84,000  Schering AG -- ADR*(a).........     4,292,400
                                             ------------
Semiconductors (1.3%)
 1,179,600  Agere Systems Inc. -- Class
              B*...........................     3,420,840
                                             ------------
                                               56,604,546
                                             ------------
OIL & GAS (4.3%)
    97,700  EnCana Corp. ..................     3,853,288
   183,600  Halliburton Co.(a).............     4,773,600
    86,100  Weatherford International,
              Inc.*........................     3,099,600
                                             ------------
                                               11,726,488
                                             ------------
SERVICES (9.5%)
Business Services (4.7%)
   115,400  Manpower, Inc.(a)..............     5,433,032
   391,900  Moore Wallace, Inc.*...........     7,340,287
                                             ------------
                                               12,773,319
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Commercial Services (2.1%)
   204,500  ARAMARK Corp. -- Class B*......  $  5,607,390
                                             ------------
Hotels, Other Lodging Places (0.9%)
    65,000  MGM MIRAGE*....................     2,444,650
                                             ------------
Printing & Publishing (1.8%)
    94,400  Tribune Co.(a).................     4,871,040
                                             ------------
                                               25,696,399
                                             ------------
TECHNOLOGY (1.2%)
   288,500  SkillSoft PLC -- ADR*..........     2,495,525
    36,200  Unova, Inc.*...................       830,790
                                             ------------
                                                3,326,315
                                             ------------
TRANSPORTATION (6.0%)
Railroads (2.7%)
    63,400  Florida East Coast Industries,
              Inc. -- Class B..............     2,098,540
    74,700  Union Pacific Corp. ...........     5,190,156
                                             ------------
                                                7,288,696
                                             ------------
Trucking (3.3%)
   119,400  CNF, Inc. .....................     4,047,660
   131,800  Yellow Corp.*..................     4,767,206
                                             ------------
                                                8,814,866
                                             ------------
                                               16,103,562
                                             ------------
WHOLESALE & RETAIL TRADE (7.7%)
Retail Eating & Drinking Places (2.8%)
   118,600  Brinker International,
              Inc.*(a).....................     3,932,776
   107,800  Yum! Brands, Inc.*.............     3,708,320
                                             ------------
                                                7,641,096
                                             ------------
Retail Grocery Stores (1.0%)
   125,000  Safeway, Inc.*.................     2,738,750
                                             ------------
Specialty Retail Stores (3.9%)
    32,400  Advance Auto Parts, Inc.*......     2,637,360
   129,300  Dollar Tree Stores, Inc.*......     3,886,758
   117,000  Genuine Parts Co...............     3,884,400
                                             ------------
                                               10,408,518
                                             ------------
                                               20,788,364
TOTAL COMMON STOCK
  (COST $210,927,520)......................   254,444,768
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (3.5%)
 4,762,459  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................  $  4,762,459
 4,762,460  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     4,762,460
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $9,524,919)........................     9,524,919
                                             ------------

   PAR
----------
U.S. TREASURY OBLIGATIONS (2.4%)
$1,000,000  U.S. Treasury Bills, 0.94%,
              01/02/04(a)..................  $    999,974
 3,500,000  U.S. Treasury Bills, 0.90%,
              01/08/04(a)..................     3,499,392
 2,000,000  U.S. Treasury Bills, 0.83%,
              01/15/04(a)..................     1,999,354
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $6,498,720)........................     6,498,720
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $226,951,159+).....................  $270,468,407
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $66,467,448).......................  $ 66,467,448
                                             ============

ADR  American Depository Receipt.
*    Non-incoming producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $227,570,820. At December 31, 2003 net unrealized appreciation was $42,897,587. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $43,258,204, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $360,617.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
COMMON STOCK (97.9%)
AEROSPACE & DEFENSE (1.7%)
    12,300  General Dynamics Corp. .........  $ 1,111,797
                                              -----------
COMMUNICATION & BROADCASTING (2.9%)
    60,300  Cablevision Systems New York
              Group -- Class A*(a)..........    1,410,417
    11,400  Viacom, Inc. -- Class B*........      505,932
                                              -----------
                                                1,916,349
                                              -----------
ELECTRIC, GAS, WATER, & UTILITIES (2.7%)
    40,200  PPL Corp.(a)....................    1,758,750
                                              -----------
ENTERTAINMENT & LEISURE (3.7%)
   102,500  The Walt Disney Co. ............    2,391,325
                                              -----------
FINANCE & INSURANCE (32.0%)
Financial Services (5.6%)
    28,000  Citigroup, Inc. ................    1,359,120
    76,900  U.S. BanCorp. ..................    2,290,082
                                              -----------
                                                3,649,202
                                              -----------
Insurance Carriers (16.6%)
    26,000  Ambac Financial Group, Inc. ....    1,804,140
    31,300  American International Group,
              Inc.(a).......................    2,074,564
    35,100  Chubb Corp.(a)..................    2,390,310
    26,800  Everest Re Group, Ltd. .........    2,267,280
    54,300  Lincoln National Corp. .........    2,192,091
                                              -----------
                                               10,728,385
                                              -----------
Savings, Credit, & Other Financial Institutions (6.1%)
    63,500  Mellon Financial Corp. .........    2,038,985
    48,400  Washington Mutual, Inc. ........    1,941,808
                                              -----------
                                                3,980,793
                                              -----------
Security & Commodity Brokers, Dealers, & Services (3.7%)
    42,000  Morgan Stanley(a)...............    2,430,540
                                              -----------
                                               20,788,920
                                              -----------
HEALTHCARE (2.1%)
    14,300  WellPoint Health Networks,
              Inc.*.........................    1,386,957
                                              -----------
MANUFACTURING (22.3%)
Chemical & Allied Products (2.5%)
    38,400  Dow Chemical Co. ...............    1,596,288
                                              -----------
Diversified Manufacturing Industries (3.8%)
    92,800  Tyco International, Ltd.(a).....    2,459,200
                                              -----------
Misc. Electrical Machinery, Equipment, & Supplies (6.8%)
    39,700  Emerson Electric Co.(a).........    2,570,575
    60,600  General Electric Co.(a).........    1,877,388
                                              -----------
                                                4,447,963
                                              -----------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
MANUFACTURING (CONTINUED)
Pharmaceutical Preparations (9.2%)
    50,900  Abbott Laboratories.............  $ 2,371,940
    78,200  Bristol-Meyers Squibb Co. ......    2,236,520
    29,500  Merck & Co., Inc. ..............    1,362,900
                                              -----------
                                                5,971,360
                                              -----------
                                               14,474,811
                                              -----------
OIL & GAS (8.6%)
    14,600  ChevronTexaco Corp. ............    1,261,294
    48,500  Exxon Mobil Corp. ..............    1,988,500
    90,800  Halliburton Co.(a)..............    2,360,800
                                              -----------
                                                5,610,594
                                              -----------
SERVICES (3.2%)
    52,100  Automatic Data Processing,
              Inc. .........................    2,063,681
                                              -----------
TECHNOLOGY (8.7%)
Computers & Office Equipment (6.6%)
    97,100  Hewlett-Packard Co. ............    2,230,387
    22,100  International Business Machines
              Corp. ........................    2,048,228
                                              -----------
                                                4,278,615
                                              -----------
Telecommunications Equipment (2.1%)
    96,900  Motorola, Inc. .................    1,363,383
                                              -----------
                                                5,641,998
                                              -----------
TRANSPORTATION (1.6%)
    15,300  Union Pacific Corp. ............    1,063,044
                                              -----------
WHOLESALE & RETAIL TRADE (8.4%)
Retail Building Materials (3.2%)
    57,200  Home Depot, Inc. ...............    2,030,028
                                              -----------
Retail Department Stores (2.3%)
    39,400  Target Corp. ...................    1,512,960
                                              -----------
Wholesale -- Machinery Equipment (2.9%)
    40,200  W.W. Grainger, Inc.(a)..........    1,905,078
                                              -----------
                                                5,448,066
                                              -----------
TOTAL COMMON STOCK
  (COST $54,444,417)........................   63,656,292
                                              -----------
SHORT-TERM INVESTMENTS (1.3%)
   872,772  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Dollar
  (COST $872,772)...........................      872,772
                                              -----------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
   PAR                                           VALUE
----------                                    -----------
U.S. TREASURY OBLIGATIONS (0.8%)
  $250,000  U.S. Treasury Bills, 0.92%,
              01/02/04......................  $   249,993
   250,000  U.S. Treasury Bills, 0.90%,
              01/08/04......................      249,957
                                              -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $499,950)...........................      499,950
                                              -----------
TOTAL INVESTMENTS (100.0%)
  (COST $55,817,139+).......................  $65,029,014
                                              ===========
SECURITIES LENDING COLLATERAL
  Short-term Investments Held as Collateral
    for Loaned Securities (Note 4)
    (COST $16,177,720)......................  $16,177,720
                                              ===========

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $55,914,952. At December 31, 2003 net unrealized appreciation was $9,114,062. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $9,211,875, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $97,813.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $424,905,472   $226,951,159   $55,817,139
    Net unrealized appreciation.............................   120,338,449     43,517,248     9,211,875
                                                              ------------   ------------   -----------
  Total investments, at value...............................   545,243,921    270,468,407    65,029,014
  Securities lending collateral.............................    68,529,500     66,467,448    16,177,720
  Receivable for securities sold............................     8,140,192      4,489,661            --
  Receivable for Contributions..............................       346,322        611,407       141,375
  Interest and dividends receivable.........................       199,998        202,806       153,021
                                                              ------------   ------------   -----------
Total assets................................................   622,459,933    342,239,729    81,501,130
                                                              ------------   ------------   -----------
LIABILITIES
  Obligation to return securities lending collateral........    68,529,500     66,467,448    16,177,720
  Payable for securities purchased..........................       816,750      7,981,731            --
  Payable for Withdrawals...................................        78,545        110,775        35,163
  Accrued management fee....................................       343,840        158,859        29,804
  Other accrued expenses....................................        51,563         32,450        14,360
                                                              ------------   ------------   -----------
Total liabilities...........................................    69,820,198     74,751,263    16,257,047
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $552,639,735   $267,488,466   $65,244,083
                                                              ============   ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
INVESTMENT INCOME
   Dividends................................................  $ 1,242,382    $ 1,257,333     $  609,472
   Interest.................................................       70,333    $    51,614         11,364
   Securities lending.......................................       25,823         24,984          6,062
                                                              -----------    -----------     ----------
Total investment income.....................................    1,338,538      1,333,931        626,898
                                                              -----------    -----------     ----------
EXPENSES
   Investment advisory fees.................................    1,715,966        775,859        165,299
   Administration and accounting fees.......................      214,496         96,982         28,176
   Professional services....................................       22,740         13,947         10,139
   Custody fees.............................................       31,889         21,281          6,088
   Trustee fees and expenses................................        2,034          2,022          2,034
   Miscellaneous............................................        3,871          2,963          2,066
                                                              -----------    -----------     ----------
Total expenses..............................................    1,990,996        913,054        213,802
                                                              -----------    -----------     ----------
NET INVESTMENT INCOME (LOSS)................................     (652,458)       420,877        413,096
                                                              -----------    -----------     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments.......................   36,522,199     22,574,382        714,398
   Net change in unrealized appreciation/depreciation of
     investments............................................   58,636,479     20,907,069      5,766,994
                                                              -----------    -----------     ----------
Net realized and unrealized gain on investments.............   95,158,678     43,481,451      6,481,392
                                                              -----------    -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $94,506,220    $43,902,328     $6,894,488
                                                              ===========    ===========     ==========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              -----------------------------
                                                                SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                  2003         YEAR ENDED
                                                               (UNAUDITED)    JUNE 30, 2003
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 379,323,554   $ 413,987,201
                                                              -------------   -------------
OPERATIONS
   Net investment loss......................................       (652,458)        (10,828)
   Net realized gain (loss) from investments................     36,522,199     (20,789,291)
   Net change in unrealized appreciation/depreciation of
     investments............................................     58,636,479       6,814,088
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................     94,506,220     (13,986,031)
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    156,011,527     142,675,744
   Withdrawals..............................................    (77,201,566)   (163,353,360)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................     78,809,961     (20,677,616)
                                                              -------------   -------------
     Total increase (decrease) in net assets................    173,316,181     (34,663,647)
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 552,639,735   $ 379,323,554
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE SERIES
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                  2003        YEAR ENDED
                                                              (UNAUDITED)    JUNE 30, 2003
                                                              ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $169,258,496   $142,494,525
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       420,877        688,904
   Net realized gain (loss) from investments................    22,574,382    (14,510,297)
   Net change in unrealized appreciation/depreciation of
     investments............................................    20,907,069     16,409,473
                                                              ------------   ------------
     Net increase in net assets resulting from operations...    43,902,328      2,588,080
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    68,731,307     83,742,134
   Withdrawals..............................................   (14,403,665)   (59,566,243)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    54,327,642     24,175,891
                                                              ------------   ------------
     Total increase in net assets...........................    98,229,970     26,763,971
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $267,488,466   $169,258,496
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 LARGE CAP VALUE SERIES
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                  2003        YEAR ENDED
                                                              (UNAUDITED)    JUNE 30, 2003
                                                              ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 56,094,019   $ 58,911,376
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       413,096        583,685
   Net realized gain (loss) from investments................       714,398    (12,469,058)
   Net change in unrealized appreciation/depreciation of
     investments............................................     5,766,994     11,705,982
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................     6,894,488       (179,391)
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................     9,721,341     14,714,660
   Withdrawals..............................................    (7,465,765)   (17,352,626)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................     2,255,576     (2,637,966)
                                                              ------------   ------------
     Total increase (decrease) in net assets................     9,150,064     (2,817,357)
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $ 65,244,083   $ 56,094,019
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Mid Cap Value Series and Large Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee from Small Cap Value Series and Mid Cap Value Series as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series. For its services to Large Cap Value Series, CRM receives a fee as follows:
   .55% up to $1 billion; .50% of the next $1 billion; and .45% in excess of $2 billion of the average daily net assets of the Series.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2003, the market value of securities on loan for the Small Cap Value, Mid Cap Value and Large Cap Value Series was $64,878,936, $64,382,219 and $15,638,674, respectively, and the market value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   of the related collateral was $68,529,500, $66,467,488 and $16,177,720, respectively. The securities on loan were collateralized by the following:

                                                         Small Cap       Mid Cap       Large Cap
                                                        Value Series   Value Series   Value Series
                                                        ------------   ------------   ------------
   Bear Stearns VRN, 1.12% due 1/02/04................  $ 4,377,404    $        --    $        --
   Bear Stearns FRN, 1.12% due 1/02/04................    2,851,789      6,500,834             --
   Blackrock Institutional Money Market Trust, 1.075%
     due 1/02/04......................................   35,522,517     32,261,548      2,658,600
   Cancarra ABCP, 1.11% due 01/12/04..................           --      3,818,559             --
   Chase Manhattan Bank TD, .875% due 1/02/04.........      694,609        893,776        425,981
   Concord MTE ABCP, 1.11% due 1/09/04................           --      3,182,084             --
   Concord MTE ABCP, 1.13% due 2/12/04................    1,031,691             --             --
   Fairway Fin ABCP, 1.10% due 1/12/04................           --        397,080        491,383
   GE Capital FRN, 1.13% due 1/02/04..................           --      3,899,756      2,236,903
   Goldman Sachs FRN, 1.14% due 1/06/04...............      774,575             --             --
   Lexington Prkr ABCP, 1.10% due 1/12/04.............    5,221,173             --             --
   Merrill Lynch FRN, 1.13% due 1/02/04...............    3,803,068     10,571,995      2,202,542
   Merrill Lynch MSTR FRN, 1.13% due 1/02/04..........       10,673             --             --
   Morgan Stanley CRP FRN, 1.08% due 1/02/04..........           --             --        981,062
   Morgan Stanley CRP FRN, 1.03% due 1/02/04..........           --             --        902,612
   Morgan Stanley FRN, 1.08% due 1/02/04..............    1,129,721      1,114,140             --
   Morgan Stanley FRN, 1.03% due 1/02/04..............      253,174         70,834      2,396,531
   Natexis Banques FRN, 1.10% due 1/02/04.............           --      1,147,562        102,378
   Silver Tower ABCP, 1.13% due 2/02/04...............           --             --      1,379,966
   Tannehill ABCP, 1.10% due 1/08/04..................    6,316,568          9,281      1,944,561
   West LB AG FRN, 1.13% due 1/09/04..................           --      2,301,929             --
   West LB FRN, 1.11% due 1/23/04.....................    4,352,019             --             --
   West LB AG FRN, 1.11% due 1/29/04..................           --         35,042             --
   West LB FRN, 1.13% due 10/12/04....................    1,421,300             --             --
   UBS Warburg TD, 0.937% due 1/02/04.................      769,219        263,028        455,201
                                                        -----------    -----------    -----------
                                                        $68,529,500    $66,467,448    $16,177,720
                                                        ===========    ===========    ===========

5. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                       Small Cap       Mid Cap       Large Cap
                                                      Value Series   Value Series   Value Series
                                                      ------------   ------------   ------------
   Purchases........................................  $241,814,530   $211,788,192   $10,341,727
   Sales............................................   179,505,303    161,087,685     5,178,437

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS.

                                              Six-Month     For the Fiscal                 For the Period
                                             Period Ended     Years Ended      For the       November 1,
                                             December 31,      June 30,       Year Ended   1999(1) through
                                                 2003       ---------------    June 30,       June 30,
                                             (Unaudited)     2003     2002       2001           2000
                                             ------------   ------   ------   ----------   ---------------
   Small Cap Value Series
   Total Return............................     23.48%**    (1.87)%   3.46%     42.27%          19.70%**
   Ratios to Average Net Assets:
     Expenses..............................      0.87%*      0.88%    0.88%      0.90%           0.87%*
     Net investment income (loss)..........     (0.29)%*       --(2)%  0.33%     1.05%          (0.32)%*
   Portfolio Turnover Rate.................        41%**       74%      61%        92%             65%**

                                                 Six-Month                                    For the Period
                                                Period Ended   For the Fiscal Years Ended      November 1,
                                                December 31,            June 30,             1999 (1) through
                                                    2003       ---------------------------       June 30,
                                                (Unaudited)     2003      2002      2001           2000
                                                ------------   -------   -------   -------   ----------------
   Mid Cap Value Series
   Total Return...............................     23.00%**     (0.58)%    5.27%    43.18%         37.80%**
   Ratios to Average Net Assets:
     Expenses.................................      0.88%*       0.90%     0.92%     0.99%           1.1%*
     Net investment income....................      0.41%*       0.51%     0.24%     0.82%          0.52%*
   Portfolio Turnover Rate....................        82%**       142%      143%      163%           202%**

                                                Six-Month                                     For the Period
                                               Period Ended    For the Fiscal Years Ended      November 1,
                                               December 31,             June 30,             1999 (1) through
                                                   2003       ----------------------------       June 30,
                                               (Unaudited)     2003       2002      2001           2000
                                               ------------   -------   --------   -------   ----------------
   Large Cap Value Series
   Total Return..............................     11.79%**      1.21%    (23.81)%    9.38%         18.07%**
   Ratios to Average Net Assets:
     Expenses................................      0.71%*       0.76%      0.71%     0.72%          0.69%*
     Net investment income...................      1.37%*       1.23%      0.86%     1.01%          0.82%*
   Portfolio Turnover Rate...................         9%**        87%       100%      109%           110%**

---------------
(1) Commencement of operations.
(2) Less than (0.01)%.
 *  Annualized.
**  Not annualized.

7. PROXY POLICIES AND PROCEDURES.

A description of the polices and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling (800) CRM-2883, or by accessing the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800) CRM-2883.

INTERESTED TRUSTEES

                                                                                         Number of
                                                                                       Portfolios in
                                                                      Principal            Fund             Other
                            Position(s)       Term of Office        Occupation(s)         Complex       Directorships
                             Held with         and Length of         During Past        Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served           Five Years          Trustee          Trustee
---------------------      --------------   -------------------  --------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           57         Rodney Square
Date of Birth: 2/49        President,       death, resignation   Officer of                            Management
                           Chief            or removal.          Wilmington Trust                      Corporation
                           Executive        Trustee, President   Company since                         (registered
                           Officer and      and Chairman of the  February 1996.                        investment
                           Chairman of      Board since October                                        adviser);
                           the Board        1998.                                                      Wilmington Low
                                                                                                       Volatility Fund
                                                                                                       of Funds.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director,         57         None
JR.(2)                                      death, resignation   Roxbury Capital
100 Wilshire Boulevard                      or removal. Trustee  Management LLC since
Suite 1000                                  since October 1999.  1998. Prior to 1998,
Santa Monica, CA 90401                                           Principal, Roger
Date of Birth: 11/36                                             Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD           Trustee          Shall serve until    Founder and co-           57         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal.          Arnold & Co., Inc.
                                            Trustee since        (investment banking
                                            May 1997.            company) since
                                                                 1989.

DR. ERIC BRUCKER           Trustee          Shall serve until    Dean, School of           57         Wilmington Low
Date of Birth: 12/41                        death, resignation   Business                             Volatility Funds
                                            or removal.          Administration of                    of Funds.
                                            Trustee since        Widener University
                                            October 1999.        since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001.

NICHOLAS A. GIORDANO       Trustee          Shall serve until    Consultant,               57         Wilmington Low
Date of Birth: 3/43                         death, resignation   financial services                   Volatility Funds
                                            or removal.          organizations from                   of Funds; Kalmar
                                            Trustee since        1997 to present;                     Pooled
                                            October 1998.        Interim President,                   Investment
                                                                 LaSalle University                   Trust;
                                                                 from 1998 to 1999;                   Independence
                                                                 President and Chief                  Blue Cross;
                                                                 Executive Officer,                   Fotoball, U.S.A.
                                                                 Philadelphia Stock                   (sporting and
                                                                 Exchange from 1981                   athletics goods
                                                                 to 1997.                             manufacturer);
                                                                                                      DaisyTek
                                                                                                      International
                                                                                                      (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN, JR.           Trustee          Shall serve until    Self-employed             57         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement
                                            since October 1999.  1991.                                Trust; WHX
                                                                                                      Corporation
                                                                                                      (industrial
                                                                                                      manufacturer).

CLEMENT C. MOORE, II       Trustee          Shall serve until    Managing Partner,         57         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN           Trustee          Shall serve until    Retired since 1993.       57         None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT            Trustee          Shall serve until    Dean and Professor        57         Wilmington Low
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Volatility Funds
                                            or removal. Trustee  University School                    of Funds; St.
                                            since November       of Law since July                    Thomas More
                                            2001.                1997. Associate                      Society of
                                                                 Dean for Academic                    Pennsylvania.
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        N/A
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        N/A
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        N/A
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Senior Vice               N/A        N/A
Date of Birth: 8/57    and Chief        pleasure of the      President,
                       Financial        Board and until      Wilmington Trust
                       Officer          successor is         Company since 1996.
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        N/A
301 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
LEAH M. ANDERSON       Secretary        Shall serve at the   Officer, Wilmington       N/A        N/A
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINV S/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                [CRM FUNDS LOGO]

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                                   LARGE CAP
                                   VALUE FUND

                                Investor Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2003

                            [PUZZLE PIECES GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2003, the Institutional Class of the CRM Small Cap Value Fund and CRM Mid Cap Value Fund were up +48.69% and +41.92, respectively. These results compare to +46.03% and +38.07% for the Russell 2000 Value and Russell Mid Cap Value Indexes, respectively.

The robust fourth quarter stock market performance was quite a capstone to an extraordinary year. Pre-Iraqi War fears and anxiety over deflation quickly gave way to a surprisingly strong third quarter GDP expansion of over 8%. The cumulative effect of the fiscal and monetary stimulus of the past year finally kicked in, propelling consumer spending as well as a resumption of corporate investment. Although much has been written about the speculative aspects of this rally and its similarity to the bubble of 1999, market breadth tells a very different story, as 92% of stocks in the S&P 500 were up for the year. Small and mid cap stocks led the way as is typical in the early part of a recovery.

THE CRM SMALL CAP VALUE FUND recently had several stocks, such as Terex Corporation, Hughes Supply, Landry's Seafood Restaurants, and RailAmerica provide significant contribution to performance. Terex Corporation continues to benefit from its successful integration of its recently acquired Genie aerial platforms business. Strong execution on this front is leading to better than expected cash flow generation and market share gains. At Hughes Supply, the new management team continues to articulate an expanding list of opportunities for driving increased profitability. Both Hughes and Terex are also beginning to benefit from a stronger manufacturing economy. Landry's Seafood Restaurants is benefiting from management's efforts to reinvigorate the recently acquired Chart House restaurant, while continuing to reap dividends from its core business and the restructured Rainforest Cafe. Finally, RailAmerica posted solid gains, fueled by its decision to divest its Australian operation to focus on the more profitable and stable US business.

Our investment philosophy and process continue to unearth attractively valued equities of companies undergoing dynamic change. Airgas, Inc. is benefiting from ongoing consolidation of the packaged gas industry where the company is rapidly becoming a dominant player. We believe G&K Services, the third largest uniform rental company, will benefit from a new management team that is rapidly closing under-performing facilities and implementing a more active sales philosophy at the company. Finally, Hollywood Entertainment's share price has pulled back on a slower than expected activity in its used videogame software business. We believe management will ultimately generate solid returns in this business to compliment its strong position in the movie rental business.

We continue to maintain a stringent selling discipline as the market rallies and, accordingly, sold Jarden, Meredith and Kenneth Cole as they hit our price targets. We also sold Atlantic Coast Airlines as it was the

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

subject of an acquisition. Finally, American Management Systems appointed a new CFO, signaling to us that its turnaround efforts will take longer than originally anticipated.

During the year, management teams at companies as diverse as SkillSoft (training software), Terex (heavy construction equipment), Insight Enterprise (technology distribution) and School Specialty (non-text book school supplies) all executed on clear strategies for improving the market positions and cash flows of their respective businesses. While we had seen this improved operating performance in 2002, we were not rewarded during the trying market environment of that year, and this continued into the early part of 2003. However, by remaining true to our disciplines and processes, we were finally able to capture the upside in equity prices associated with successful execution of change throughout the latter part of the year. Since it often takes multiple years for the full financial impact of strategic change to become evident, we are optimistic about our portfolio entering 2004 and expect the market to value the higher earnings and cash flow of the stocks in our portfolio.

THE CRM MID CAP VALUE FUND recently had several stocks, such as Amersham, United States Steel, Stanley Works, Royal Caribbean Cruises and Moore Wallace Inc. provide a significant contribution to performance. On October 10th, General Electric announced its acquisition of Amersham, and as the arbitrage spread narrowed, we sold our position. U.S. Steel shares rallied strongly on the combined benefits of its acquisition of National Steel and upward movement in steel prices. We trimmed our holdings of U.S. Steel into this significant price appreciation. Stanley Works rallied on an upside surprise regarding third quarter earnings, along with the accretive impact of the divestiture of their residential entry doors business and two acquisitions. Royal Caribbean benefited from the realization that yields should improve over previous 2004 expectations. Moore Wallace, which agreed to be acquired by R.R. Donnelley, rallied as the market began to understand the strategic and cost benefits of the combination. The cost-focused management team of Moore Wallace will run the new company, and we continue to hold our position.

Recent significant purchases in the CRM Mid Cap Value Fund include Boise Cascade Corp., Tribune, Schering AG, and WellPoint/Anthem. We believe Boise Cascade's purchase of Office Max International will serve to bolster Boise's retail distribution and lead the company to liquidate its legacy forest products businesses. We purchased shares of Tribune, as we believe a recovery in help-wanted and television advertising spending will propel earnings ahead of expectations. Our work on Amersham led us to invest in Schering AG. We believe the company possesses a robust and diversified pipeline of potential new drug candidates and is trading at a discount to its U.S. peers that have beleaguered drug development pipelines. We began to purchase WellPoint late in the third quarter, and in October the company agreed to be acquired by Anthem. Although WellPoint shareholders will receive a premium to the stock price at the time of the announcement, neither stock performed well on the news, thus presenting an excellent buying opportunity.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

The most significant recent sales in the portfolio include Medco Health Solutions, First Energy and Hormel Foods. We sold our position in Medco, as the shares reached our price target following the spin-off from Merck earlier in the year. First Energy shares had appreciated toward our price target, and we became concerned about negative developments in the blackout investigation and in further delays in restarting the Davis-Besse nuclear plant. Finally, we sold our holdings in Hormel as it achieved our price target after pork and turkey prices had rebounded.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Funds' managers as of December 31, 2003 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Institutional Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 1/27/98. The Russell 2000 Index is an unmanaged capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                                     Average Annual
                                                    Six      ------------------------------
                                                   Months    1 Year    5 Years    Inception
                                                   ------    ------    -------    ---------
Small Cap Value Fund**...........................  23.42%    48.69%     15.38%      10.75%
Russell 2000 Index...............................  24.92%    47.25%      7.13%       6.13%
Russell 2000 Value Index.........................  25.36%    46.03%     12.28%       9.60%

* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Institutional Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 1/6/98. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                                     Average Annual
                                                    Six      ------------------------------
                                                   Months    1 Year    5 Years    Inception
                                                   ------    ------    -------    ---------
Mid Cap Value Fund**.............................  22.91%    41.92%     18.10%      16.17%
Russell MidCap Index.............................  20.40%    40.06%      7.24%       6.13%
Russell MidCap Value Index.......................  22.06%    38.07%      8.73%       9.60%

* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND     VALUE FUND
                                                              ------------   ------------
ASSETS
   Investment in Series, at value...........................  $519,032,640   $267,485,921
   Other assets.............................................        12,639            990
                                                              ------------   ------------
Total assets................................................   519,045,279    267,486,911
                                                              ------------   ------------
LIABILITIES
   Accrued expenses.........................................       104,455         41,415
                                                              ------------   ------------
Total liabilities...........................................       104,455         41,415
                                                              ------------   ------------
NET ASSETS..................................................  $518,940,824   $267,445,496
                                                              ============   ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $386,784,338   $216,022,415
   Undistributed net investment income (accumulated loss)...    (1,138,114)       199,075
   Accumulated net realized gain............................    14,009,266      7,707,243
   Net unrealized appreciation on investments...............   119,285,334     43,516,763
                                                              ------------   ------------
NET ASSETS..................................................  $518,940,824   $267,445,496
                                                              ============   ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $253,673,719   $ 65,584,145
   Institutional Shares.....................................   265,267,105    199,101,510
   Retail Shares............................................            --      2,759,841
                                                              ------------   ------------
NET ASSETS..................................................  $518,940,824   $267,445,496
                                                              ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
  unlimited authorized shares)
   Investor Shares..........................................    10,410,947      3,044,964
   Institutional Shares.....................................    10,620,403      9,162,007
   Retail Shares............................................            --        127,689
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
  SHARE
   Investor Shares..........................................        $24.37         $21.54
   Institutional Shares.....................................        $24.98         $21.73
   Retail Shares............................................            --         $21.61

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP      MID CAP
                                                              VALUE FUND    VALUE FUND
                                                              -----------   -----------
NET INVESTMENT INCOME (LOSS) FROM SERIES
   Dividends................................................  $ 1,229,627   $ 1,257,319
   Interest.................................................       69,490        51,613
   Securities Lending.......................................       25,489        24,984
   Expenses.................................................   (1,966,824)     (913,044)
                                                              -----------   -----------
     Net investment income (loss) from Series...............     (642,218)      420,872
                                                              -----------   -----------
EXPENSES
   Shareholder services -- Investor Shares..................      271,078        62,875
   Shareholder services -- Retail Shares....................           --         2,069
   Administration and accounting fees.......................       36,000        45,000
   Transfer agent fees......................................       86,164        46,282
   Professional fees........................................       16,743        10,685
   Registration fees........................................       32,491        31,793
   Trustee fees and expenses................................        6,212         6,212
   Distribution fees -- Retail Shares.......................           --         1,241
   Shareholder reports......................................       28,930        18,681
   Miscellaneous............................................       18,278         8,210
                                                              -----------   -----------
Total expenses..............................................      495,896       233,048
   Administration and accounting fees waived................           --       (12,376)
                                                              -----------   -----------
   Net expenses.............................................      495,896       220,672
                                                              -----------   -----------
NET INVESTMENT INCOME (LOSS)................................   (1,138,114)      200,200
                                                              -----------   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM SERIES
   Net realized gain from investments.......................   36,498,854    22,574,111
   Net change in unrealized appreciation/depreciation of
     investments............................................   57,583,652    20,906,869
                                                              -----------   -----------
Net realized and unrealized gain on investments from
  Series....................................................   94,082,506    43,480,980
                                                              -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $92,944,392   $43,681,180
                                                              ===========   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  SMALL CAP VALUE FUND
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2003         JUNE 30,
                                                              (UNAUDITED)        2003
                                                              ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $379,250,902   $ 413,950,963
                                                              ------------   -------------
OPERATIONS
   Net investment loss......................................    (1,138,114)       (880,889)
   Net realized gain (loss) from investments................    36,498,854     (20,789,307)
   Net change in unrealized appreciation/depreciation of
     investments............................................    57,583,652       6,814,138
                                                              ------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................    92,944,392     (14,856,058)
                                                              ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................            --        (147,151)
   Net investment income -- Institutional Shares............            --        (144,231)
   Net realized gain on investments -- Investor Shares......            --      (5,720,482)
   Net realized gain on investments -- Institutional
     Shares.................................................            --      (5,606,975)
                                                              ------------   -------------
     Total distributions to shareholders....................            --     (11,618,839)
                                                              ------------   -------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    77,288,106      85,101,548
   Sale of shares -- Institutional Shares...................    43,281,993      57,600,496
   Reinvestment of distributions -- Investor Shares.........            --       5,662,550
   Reinvestment of distributions -- Institutional Shares....            --       5,732,136
   Redemptions of shares -- Investor Shares.................   (49,291,471)   (108,735,550)
   Redemptions of shares -- Institutional Shares............   (24,533,098)    (53,586,344)
                                                              ------------   -------------
     Net increase (decrease) from capital share
      transactions..........................................    46,745,530      (8,225,164)
                                                              ------------   -------------
     Total increase (decrease) in net assets................   139,689,922     (34,700,061)
                                                              ------------   -------------
NET ASSETS -- END OF PERIOD.................................  $518,940,824   $ 379,250,902
                                                              ============   =============
Undistributed net investment income (accumulated loss)......  $ (1,138,114)  $          --
                                                              ============   =============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   -------------
   Sale of shares -- Investor Shares........................     3,496,191       4,798,179
   Sale of shares -- Institutional Shares...................     1,909,084       3,250,029
   Reinvestment of distributions -- Investor Shares.........            --         339,278
   Reinvestment of distributions -- Institutional Shares....            --         335,999
   Redemptions of shares -- Investor Shares.................    (2,257,247)     (6,241,983)
   Redemptions of shares -- Institutional Shares............    (1,070,675)     (3,052,972)
                                                              ------------   -------------
     Net increase (decrease) in shares......................     2,077,353        (571,470)
                                                              ============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2003         JUNE 30,
                                                              (UNAUDITED)        2003
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $169,221,991   $142,477,212
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       200,200        288,326
   Net realized gain (loss) from investments................    22,574,111    (14,510,349)
   Net change in unrealized appreciation/depreciation of
     investments............................................    20,906,869     16,409,546
                                                              ------------   ------------
     Net increase in net assets resulting from operations...    43,681,180      2,187,523
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (71,306)            --
   Net investment income -- Institutional Shares............      (214,919)            --
   Net investment income -- Retail Shares...................        (3,117)            --
   Net realized gain on investments -- Investor Shares......            --       (197,710)
   Net realized gain on investments -- Institutional
     Shares.................................................            --       (482,399)
   Net realized gain on investments -- Retail Shares........            --           (979)
                                                              ------------   ------------
     Total distributions to shareholders....................      (289,342)      (681,088)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    16,039,519     20,233,188
   Sale of shares -- Institutional Shares...................    50,878,303     62,944,796
   Sale of shares -- Retail Shares..........................     1,813,485        823,299
   Reinvestment of distributions -- Investor Shares.........        34,595        155,453
   Reinvestment of distributions -- Institutional Shares....       187,947        460,997
   Reinvestment of distributions -- Retail Shares...........         3,117            979
   Redemptions of shares -- Investor Shares.................    (3,532,372)   (25,027,133)
   Redemptions of shares -- Institutional Shares............   (10,410,752)   (34,235,853)
   Redemptions of shares -- Retail Shares...................      (182,175)      (117,382)
                                                              ------------   ------------
     Net increase from capital share transactions...........    54,831,667     25,238,344
                                                              ------------   ------------
     Total increase in net assets...........................    98,223,505     26,744,779
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $267,445,496   $169,221,991
                                                              ============   ============
Undistributed net investment income.........................  $    199,075   $    288,217
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................       807,528      1,275,318
   Sale of shares -- Institutional Shares...................     2,581,225      3,977,495
   Sale of shares -- Retail Shares..........................        92,681         50,769
   Reinvestment of distributions -- Investor Shares.........         1,670         10,160
   Reinvestment of distributions -- Institutional Shares....         8,993         29,954
   Reinvestment of distributions -- Retail Shares...........           150             64
   Redemptions of shares -- Investor Shares.................      (186,601)    (1,557,654)
   Redemptions of shares -- Institutional Shares............      (540,479)    (2,159,361)
   Redemptions of shares -- Retail Shares...................        (9,176)        (6,799)
                                                              ------------   ------------
     Net increase in shares.................................     2,755,991      1,619,946
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORM-ANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                         SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
                                    ---------------------------------------------------------------------------------------
                                     SIX-MONTH
                                    PERIOD ENDED
                                    DECEMBER 31,      FOR THE FISCAL YEARS ENDED JUNE 30,      PERIOD ENDED   PERIOD ENDED
                                        2003       -----------------------------------------     JUNE 30,     SEPTEMBER 30,
                                    (UNAUDITED)      2003       2002       2001      2000+       1999(B)+       1998(A)+
                                    ------------   --------   --------   --------   --------   ------------   -------------
Net asset value -- Beginning of
  Period..........................    $  20.24     $  21.42   $  22.29   $  16.49   $  15.11     $ 13.72        $   15.99
                                      --------     --------   --------   --------   --------     -------        ---------
Investment operations:
   Net investment income (loss)...       (0.04)(c)    (0.03)(c)     0.04     0.16      (0.09)       0.01             0.01
   Net realized and unrealized
     gain (loss) on investments on
     investments..................        4.78        (0.51)      0.67       6.47       1.47        1.38            (2.28)
                                      --------     --------   --------   --------   --------     -------        ---------
Total from investment
  operations......................        4.74        (0.54)      0.71       6.63       1.38        1.39            (2.27)
                                      --------     --------   --------   --------   --------     -------        ---------
Distributions to shareholders:
   From net investment income.....          --        (0.02)     (0.10)     (0.02)        --          --               --
   From net realized gain on
     investments..................          --        (0.62)     (1.48)     (0.81)        --          --               --
   Return of capital..............          --           --         --         --         --          --(d)            --
                                      --------     --------   --------   --------   --------     -------        ---------
Total distributions to
  shareholders....................          --        (0.64)     (1.58)     (0.83)        --          --               --
                                      --------     --------   --------   --------   --------     -------        ---------
Net asset value -- End of
  Period..........................    $  24.98     $  20.24   $  21.42   $  22.29   $  16.49     $ 15.11        $   13.72
                                      ========     ========   ========   ========   ========     =======        =========
Total Return......................      23.42%(e)   (1.98)%      3.43%     41.88%      9.13%      10.16%(e)      (14.20)%(e)
Ratios/Supplemental Data(g)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver.........       0.97%(f)     1.02%      1.00%      1.02%      1.09%       1.08%(f)         1.15%(f)
   Expenses, excluding
     reimbursement/waiver.........       0.97%(f)     1.02%      1.00%      1.02%      1.09%       1.09%(f)         1.23%(f)
   Net investment income (loss),
     including
     reimbursement/waiver.........     (0.38)%(f)   (0.15)%      0.22%    (0.56)%      0.11%(f)     0.11%(f)        0.08%(f)
Portfolio turnover rate...........         41%(e)       74%        61%        96%        64%(e)       64%(e)          57%(e)
Net assets at end of period (000's
  omitted)........................    $265,267     $197,955   $198,131   $163,285   $104,562     $90,051        $  48,246

+ Effective November 1, 1999, The CRM Funds -- Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)The net income per share was calculated using average shares outstanding method.
(d)Less than $0.01 per share.
(e)Not annualized.
(f)Annualized
(g)Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -- Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORM-ANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                               MID CAP VALUE FUND -- INSTITUTIONAL SHARES
                              ----------------------------------------------------------------------------
                               SIX-MONTH
                              PERIOD ENDED
                              DECEMBER 31,        FOR THE FISCAL YEARS ENDED JUNE 30,         PERIOD ENDED    PERIOD ENDED
                                  2003        --------------------------------------------      JUNE 30,      SEPTEMBER 30,
                              (UNAUDITED)       2003        2002        2001       2000+        1999(B)+        1998(A)+
                              ------------    --------    --------    --------    --------    ------------    -------------
Net asset value -- Beginning
  of Period.................    $  17.70      $  17.93    $  18.19    $  13.25    $  11.13      $  9.67         $  10.00
                                --------      --------    --------    --------    --------      -------         --------
Investment operations:
   Net investment income....        0.03          0.04          --        0.09        0.05         0.02             0.05
   Net realized and
     unrealized gain (loss)
     on investments.........        4.02         (0.19)       0.92        5.48        2.09         1.53           (0.38)
                                --------      --------    --------    --------    --------      -------         --------
Total from investment
  operations................        4.05         (0.15)       0.92        5.57        2.14         1.55           (0.33)
                                --------      --------    --------    --------    --------      -------         --------
Distributions to
  shareholders:
   From net investment
     income.................       (0.02)           --       (0.03)      (0.06)      (0.02)       (0.05)              --
   From net realized gain on
     investments............          --         (0.08)      (1.15)      (0.57)         --        (0.04)              --
                                --------      --------    --------    --------    --------      -------         --------
Total distributions to
  shareholders..............       (0.02)        (0.08)      (1.18)      (0.63)      (0.02)       (0.09)              --
                                --------      --------    --------    --------    --------      -------         --------
Net asset value -- End of
  Period....................    $  21.73      $  17.70    $  17.93    $  18.19    $  13.25      $ 11.13         $   9.67
                                ========      ========    ========    ========    ========      =======         ========
Total Return................      22.91%(c)    (0.78)%       5.04%      42.88%      19.30%       16.11%(c)       (3.30)%(c)
Ratios/Supplemental Data(f)
Ratios to average net
  assets:
   Expenses, including
     reimbursement/waiver...       1.03%(d)      1.12%       1.14%       1.15%       1.15%        1.15%(d)         1.15%(d)
   Expenses, excluding
     reimbursement/waiver...       1.03%(d)      1.12%       1.16%       1.53%       2.20%        2.85%(d)         4.16%(d)
   Net investment income
     (loss), including
     reimbursement/waiver...       0.26%(d)      0.29%       0.03%       0.66%       0.44%        0.22%(d)         0.84%(d)
Portfolio turnover rate.....         82%(c)       142%        143%        163%        274%         118%              78%(c)
Net assets at end of period
   (000's omitted)..........    $199,102      $125,891    $ 94,391    $ 38,823    $ 18,573      $ 9,887         $  5,338

+ Effective November 1, 1999, The CRM Funds -- Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 6, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Not annualized.
(d)Annualized
(e)Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund and CRM Mid Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a 12b-1 distribution fee. Information regarding the Investor and Retail Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2003, Small Cap Value Fund owned approximately 94% of it's respective Series and Mid Cap Value Fund owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Funds. For its services, RSMC is paid a monthly fee of $3,000 for each Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Funds. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of each Fund's Institutional Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                  Small Cap    Mid Cap
                                                                    Value       Value
                                                                    Fund         Fund
                                                                 -----------   --------
   Six-Month Period Ended December 31, 2003
   Ordinary income.............................................  $        --   $289,342
                                                                 -----------   --------
     Total distributions.......................................  $        --   $289,342
                                                                 ===========   ========
   Year Ended June 30, 2003
   Ordinary income.............................................  $ 2,341,980   $    109
   Long-term capital gains.....................................    9,276,859    680,979
                                                                 -----------   --------
     Total distributions.......................................  $11,618,839   $681,088
                                                                 ===========   ========

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The amounts and character of the components of accumulated earnings on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                  Small Cap       Mid Cap
                                                                    Value          Value
                                                                     Fund           Fund
                                                                 ------------   ------------
   Undistributed ordinary income...............................  $         --   $    288,217
   Capital loss carryforwards..................................    (2,555,045)    (7,236,295)
   Post-October losses.........................................   (17,363,098)    (6,953,862)
   Net unrealized appreciation of investments..................    59,130,237     21,933,183
                                                                 ------------   ------------
     Total accumulated earnings................................  $ 39,212,094   $  8,031,243
                                                                 ============   ============

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                                 Small Cap     Mid Cap
                                                                   Value        Value
                                                                    Fund         Fund
                                                                 ----------   ----------
   6/30/2011...................................................  $2,555,045   $7,236,295

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, each Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI-ANNUAL REPORT (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (95.8%)
AEROSPACE (2.0%)
   384,300  DRS Technologies, Inc.*........  $ 10,675,854
                                             ------------
COMMUNICATION & BROADCASTING (1.0%)
Telecommunications (1.0%)
   573,700  Lightbridge, Inc.*.............     5,220,670
                                             ------------
COMPUTER SERVICES (7.2%)
   770,900  Insight Enterprises, Inc.*.....    14,492,920
   449,700  Macromedia, Inc.*..............     8,022,648
 2,387,800  Quantum Corp.*.................     7,449,936
   406,400  Transaction Systems Architects,
              Inc.*........................     9,196,832
                                             ------------
                                               39,162,336
                                             ------------
CONSUMER DISCRETIONARY (2.4%)
   458,700  Take-Two Interactive Software,
              Inc.*(a).....................    13,215,147
                                             ------------
ENTERTAINMENT & LEISURE (3.2%)
   298,100  Alliance Gaming Corp.*.........     7,348,165
   447,500  AMC Entertainment, Inc.*.......     6,806,475
   192,200  Intrawest Corp.................     3,553,778
                                             ------------
                                               17,708,418
                                             ------------
FINANCE & INSURANCE (11.4%)
Insurance Carriers (5.7%)
   255,800  AmerUs Group Co.(a)............     8,945,326
    79,200  Everest Re Group, Ltd..........     6,700,320
   312,100  First American Corp............     9,291,217
   368,200  Hub International, Ltd.........     6,171,032
                                             ------------
                                               31,107,895
                                             ------------
Savings, Credit, & Other Financial Institutions (4.4%)
   347,700  Bankunited Financial Corp.*....     8,967,183
   271,900  Cardinal Financial
              Corporation*.................     2,251,332
    68,380  Glacier Bancorp, Inc.*.........     2,215,512
   304,300  KNBT Bancorp Inc.*.............     5,349,594
   289,000  Provident Financial Services,
              Inc..........................     5,462,100
                                             ------------
                                               24,245,721
                                             ------------
State & National Banks (1.3%)
   240,800  Community First Bankshares,
              Inc..........................     6,968,752
                                             ------------
                                               62,322,368
                                             ------------
HEALTHCARE (9.1%)
   594,400  Apria Healthcare Group,
              Inc.*(a).....................    16,922,568
   443,000  Haemonetics Corp.*.............    10,583,270
   400,700  Neighborcare, Inc.*............     7,913,825
   353,960  TLC Vision Corp.*..............     2,346,755
   575,600  Viasys Healthcare, Inc.*.......    11,857,360
                                             ------------
                                               49,623,778
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
MANUFACTURING (19.1%)
Auto Parts & Equipment (1.4%)
   128,500  Lear Corp. ....................  $  7,880,905
                                             ------------
Chemical & Allied Products (2.2%)
   293,050  Airgas, Inc....................     6,294,714
   409,500  Compass Minerals International,
              Inc.*........................     5,847,660
                                             ------------
                                               12,142,374
                                             ------------
Diversified-Manufacturing Industries (3.0%)
   199,100  A. O. Smith, Corp. ............     6,978,455
    48,700  ESCO Technologies, Inc.*.......     2,125,755
   342,300  Griffon Corp.*.................     6,934,998
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
                                               16,039,208
                                             ------------
Electrical Equipment (1.5%)
   186,700  EMCOR Group, Inc.*(a)..........     8,196,130
                                             ------------
Food & Beverage (1.6%)
   397,900  Chiquita Brands International,
              Inc.*(a).....................     8,964,687
                                             ------------
Machine Tools (4.2%)
   239,400  Kennametal, Inc.*..............     9,516,150
   400,700  Snap-On, Inc. .................    12,918,568
                                             ------------
                                               22,434,718
                                             ------------
Machinery & Heavy Equipment (2.3%)
   436,100  Terex Corp.*(a)................    12,420,128
                                             ------------
Misc. Industrial Machinery & Equipment
  (0.9%)
   124,000  IDEX Corp. ....................     5,157,160
                                             ------------
Precision Instruments & Medical Supplies
  (2.0%)
   447,100  Conmed Corp.*..................    10,640,980
                                             ------------
                                              103,876,290
                                             ------------
OIL & GAS (2.4%)
   711,800  Brigham Exploration Co.*.......     5,715,042
   398,500  Pride International,
              Inc.*(a).....................     7,428,040
                                             ------------
                                               13,143,082
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (2.0%)
   256,900  Highland Hospitality Corp.*....     2,800,210
   358,300  Ventas, Inc. ..................     7,882,600
                                             ------------
                                               10,682,810
                                             ------------
SERVICES (11.5%)
Business Services (6.1%)
   723,800  BISYS Group, Inc.*(a)..........    10,770,144
   445,100  Forrester Research, Inc.*......     7,953,937
   174,100  G & K Services, Inc. ..........     6,398,175
   324,300  Watson Wyatt & Company
              Holdings*....................     7,831,845
                                             ------------
                                               32,954,101
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Commercial Services (2.9%)
   318,800  NDCHealth Corp.(a).............  $  8,167,656
   471,500  Interactive Data Corp.*........     7,808,040
                                             ------------
                                               15,975,696
                                             ------------
Printing & Publishing (1.3%)
   392,600  Journal Communications, Inc. --
              Class A*.....................     7,274,878
                                             ------------
Sanitary Services (1.2%)
   474,093  Casella Waste Systems, Inc.*...     6,490,333
                                             ------------
                                               62,695,008
                                             ------------
TECHNOLOGY (4.5%)
   283,500  Electro Scientific Industries,
              Inc.*........................     6,747,300
 2,067,800  SkillSoft PLC -- ADR*..........    17,886,470
                                             ------------
                                               24,633,770
                                             ------------
TRANSPORTATION (4.8%)
Air Freight (1.3%)
   208,300  CNF, Inc. .....................     7,061,370
                                             ------------
Airlines (1.7%)
   443,200  Pinnacle Airlines Corp.*.......     6,156,048
   173,900  Skywest, Inc. .................     3,151,068
                                             ------------
                                                9,307,116
                                             ------------
Railroads (1.8%)
   820,400  RailAmerica, Inc.*.............     9,680,720
                                             ------------
                                               26,049,206
                                             ------------
WHOLESALE & RETAIL TRADE (15.2%)
Business Equipment & Services (1.6%)
   214,300  United Stationers, Inc.*.......     8,769,156
                                             ------------
Retail Apparel & Accessory Stores (2.8%)
   588,500  J. Jill Group, Inc.*...........     7,479,835
   458,600  Too, Inc.*.....................     7,741,168
                                             ------------
                                               15,221,003
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Retail Eating & Drinking Places (3.1%)
   655,000  Landry's Restaurants, Inc. ....  $ 16,846,600
                                             ------------
Specialty Retail Stores (6.2%)
   294,700  Central Garden & Pet Co.*......     8,260,441
   416,100  Hollywood Entertainment
              Corp.*.......................     5,721,375
   465,400  School Specialty, Inc. ........    15,828,254
   156,600  West Marine Inc.*..............     4,355,046
                                             ------------
                                               34,165,116
                                             ------------
Wholesale-Industrial Supplies (1.5%)
   164,000  Hughes Supply, Inc. ...........     8,137,680
                                             ------------
                                               83,139,555
                                             ------------
TOTAL COMMON STOCK
  (COST $401,809,843)......................   522,148,292
                                             ------------
SHORT-TERM INVESTMENTS (4.2%)
11,547,815  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................    11,547,815
11,547,814  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................    11,547,814
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $23,095,629).......................    23,095,629
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $424,905,472+).....................  $545,243,921
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $68,529,500).......................  $ 68,529,500
                                             ============

ADR  American Depository Receipt.
*    Non-incoming producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $427,356,039. At December 31, 2003 net unrealized appreciation was $117,887,882. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $118,944,757, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,056,875.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
COMMON STOCK (94.1%)
AEROSPACE & DEFENSE (1.8%)
    154,900  United Defense Industries,
               Inc.*.......................  $  4,938,212
                                             ------------
COMMUNICATION & BROADCASTING (2.9%)
    125,539  Cablevision Systems New York
               Group -- Class A*(a)........     2,936,357
    198,200  Cox Communications, Inc. --
               Class A*....................     5,000,586
                                             ------------
                                                7,936,943
                                             ------------
COMPUTER SERVICES (4.8%)
     63,500  DST Systems, Inc.*............     2,651,760
    220,700  Networks Associates, Inc.*....     3,319,328
     95,500  Sungard Data Systems, Inc. ...     2,646,305
    127,500  Synopsys, Inc. ...............     4,304,400
                                             ------------
                                               12,921,793
                                             ------------
CONSUMER PRODUCTS (3.1%)
     83,900  Clorox Co. ...................     4,074,184
     60,000  Fortune Brands, Inc. .........     4,289,400
                                             ------------
                                                8,363,584
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (4.6%)
    200,500  PG&E Corp.*(a)................     5,567,885
    156,400  PPL Corp.(a)..................     6,842,500
                                             ------------
                                               12,410,385
                                             ------------
ENTERTAINMENT & LEISURE (2.7%)
    211,700  Royal Caribbean Cruises,
               Ltd.(a).....................     7,365,043
                                             ------------
FINANCE & INSURANCE (16.5%)
Diversified -- Financial (1.5%)
    134,900  Brascan Corp. -- Class A......     4,119,846
                                             ------------
Insurance Agents, Brokers, & Services
  (3.2%)
     68,000  MBIA, Inc.(a).................     4,027,640
    133,600  Willis Group Holdings,
               Ltd. .......................     4,551,752
                                             ------------
                                                8,579,392
                                             ------------
Insurance Carriers (4.8%)
     78,500  Chubb Corp.(a)................     5,345,850
     91,700  Everest Re Group, Ltd. .......     7,757,820
                                             ------------
                                               13,103,670
                                             ------------
Savings, Credit, & Other Financial Institutions (5.0%)
    201,859  Charter One Financial,
               Inc. .......................     6,974,228
     75,400  GreenPoint Financial Corp. ...     2,663,128
     37,600  M&T Bank Corp. ...............     3,696,080
                                             ------------
                                               13,333,436
                                             ------------
State & National Banks (2.0%)
    134,700  North Fork Bancorporation,
               Inc. .......................     5,451,309
                                             ------------
                                               44,587,653
                                             ------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
HEALTHCARE (8.0%)
     36,700  Anthem, Inc.*(a)..............  $  2,752,500
     85,300  C.R. Bard, Inc. ..............     6,930,625
    128,100  Omnicare, Inc.(a).............     5,173,959
     70,300  Wellpoint Health Networks,
               Inc.*.......................     6,818,397
                                             ------------
                                               21,675,481
                                             ------------
MANUFACTURING (21.0%)
Agriculture (1.5%)
    121,300  Bunge Ltd.*...................     3,993,196
                                             ------------
Building Materials & Components (1.2%)
     81,300  Lafarge North America,
               Inc.*.......................     3,294,276
                                             ------------
Diversified -- Industrial Products (4.0%)
     54,800  American Standard Cos.,
               Inc.*.......................     5,518,360
    146,200  York International Corp. .....     5,380,160
                                             ------------
                                               10,898,520
                                             ------------
Diversified -- Manufacturing Industries
  (1.0%)
     35,200  ITT Industries, Inc. .........     2,612,192
                                             ------------
Glass & Plastic Packaging Products (1.0%)
    111,300  Pactiv Corp.*.................     2,660,070
                                             ------------
Hand Held Tools (2.8%)
    200,100  The Stanley Works.............     7,577,787
                                             ------------
Medical Equipment & Supplies (1.5%)
    174,700  STERIS Corp. .................     3,948,220
                                             ------------
Metal Products (2.0%)
     81,200  United States Steel
               Corp.(a)....................     2,843,624
     55,700  Alcan Aluminum, Ltd.(a).......     2,615,115
                                             ------------
                                                5,458,739
                                             ------------
Paper Products (3.1%)
    257,100  Boise Cascade Corp.*(a).......     8,448,306
                                             ------------
Pharmaceutical Preparations (1.6%)
     84,000  Schering AG -- ADR*(a)........     4,292,400
                                             ------------
Semiconductors (1.3%)
  1,179,600  Agere Systems Inc. -- Class
               B*..........................     3,420,840
                                             ------------
                                               56,604,546
                                             ------------
OIL & GAS (4.3%)
     97,700  EnCana Corp. .................     3,853,288
    183,600  Halliburton Co.(a)............     4,773,600
     86,100  Weatherford International,
               Inc.*.......................     3,099,600
                                             ------------
                                               11,726,488
                                             ------------
SERVICES (9.5%)
Business Services (4.7%)
    115,400  Manpower, Inc.(a).............     5,433,032
    391,900  Moore Wallace, Inc.*..........     7,340,287
                                             ------------
                                               12,773,319
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
SERVICES (CONTINUED)
Commercial Services (2.1%)
    204,500  ARAMARK Corp. -- Class B*.....  $  5,607,390
                                             ------------
Hotels, Other Lodging Places (0.9%)
     65,000  MGM MIRAGE*...................     2,444,650
                                             ------------
Printing & Publishing (1.8%)
     94,400  Tribune Co.(a)................     4,871,040
                                             ------------
                                               25,696,399
                                             ------------
TECHNOLOGY (1.2%)
    288,500  SkillSoft PLC -- ADR*.........     2,495,525
     36,200  Unova, Inc.*..................       830,790
                                             ------------
                                                3,326,315
                                             ------------
TRANSPORTATION (6.0%)
Railroads (2.7%)
     63,400  Florida East Coast Industries,
               Inc. -- Class B.............     2,098,540
     74,700  Union Pacific Corp. ..........     5,190,156
                                             ------------
                                                7,288,696
                                             ------------
Trucking (3.3%)
    119,400  CNF, Inc. ....................     4,047,660
    131,800  Yellow Corp.*.................     4,767,206
                                             ------------
                                                8,814,866
                                             ------------
                                               16,103,562
                                             ------------
WHOLESALE & RETAIL TRADE (7.7%)
Retail Eating & Drinking Places (2.8%)
    118,600  Brinker International,
               Inc.*(a)....................     3,932,776
    107,800  Yum! Brands, Inc.*............     3,708,320
                                             ------------
                                                7,641,096
                                             ------------
Retail Grocery Stores (1.0%)
    125,000  Safeway, Inc.*................     2,738,750
                                             ------------
Specialty Retail Stores (3.9%)
     32,400  Advance Auto Parts, Inc.*.....     2,637,360
    129,300  Dollar Tree Stores, Inc.*.....     3,886,758
    117,000  Genuine Parts Co. ............     3,884,400
                                             ------------
                                               10,408,518
                                             ------------
                                               20,788,364
                                             ------------
TOTAL COMMON STOCK
  (COST $210,927,520)......................   254,444,768
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (3.5%)
 4,762,459  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................  $  4,762,459
 4,762,460  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     4,762,460
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $9,524,919)........................     9,524,919
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (2.4%)
$1,000,000  US Treasury Bills, 0.94%,
              01/02/04(a)..................  $    999,974
 3,500,000  US Treasury Bills, 0.90%,
              01/08/04(a)..................     3,499,392
 2,000,000  US Treasury Bills, 0.83%,
              01/15/04(a)..................     1,999,354
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $6,498,720)........................     6,498,720
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $226,951,159+).....................  $270,468,407
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $66,467,448).......................  $ 66,467,448
                                             ============

ADR  American Depository Receipt.
*    Non-incoming producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $227,570,820. At December 31, 2003 net unrealized appreciation was $42,897,587. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $43,258,204, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $360,617.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $424,905,472   $226,951,159
    Net unrealized appreciation.............................   120,338,449     43,517,248
                                                              ------------   ------------
  Total investments, at value...............................   545,243,921    270,468,407
  Securities lending collateral.............................    68,529,500     66,467,448
  Receivable for securities sold............................     8,140,192      4,489,661
  Receivable for Contributions..............................       346,322        611,407
  Interest and dividends receivable.........................       199,998        202,806
                                                              ------------   ------------
Total assets................................................   622,459,933    342,239,729
                                                              ------------   ------------
LIABILITIES
  Obligation to return securities lending collateral........    68,529,500     66,467,448
  Payable for securities purchased..........................       816,750      7,981,731
  Payable for Withdrawals...................................        78,545        110,775
  Accrued management fee....................................       343,840        158,859
  Other accrued expenses....................................        51,563         32,450
                                                              ------------   ------------
Total liabilities...........................................    69,820,198     74,751,263
                                                              ------------   ------------
NET ASSETS..................................................  $552,639,735   $267,488,466
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
INVESTMENT INCOME
  Dividends.................................................  $ 1,242,382    $ 1,257,333
  Interest..................................................       70,333         51,614
  Securities lending........................................       25,823         24,984
                                                              -----------    -----------
Total investment income.....................................    1,338,538      1,333,931
                                                              -----------    -----------
EXPENSES
  Investment advisory fees..................................    1,715,966        775,859
  Administration and accounting fees........................      214,496         96,982
  Professional services.....................................       22,740         13,947
  Custody fees..............................................       31,889         21,281
  Trustee fees and expenses.................................        2,034          2,022
  Miscellaneous.............................................        3,871          2,963
                                                              -----------    -----------
Total expenses..............................................    1,990,996        913,054
                                                              -----------    -----------
NET INVESTMENT INCOME (LOSS)................................     (652,458)       420,877
                                                              -----------    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from investments........................   36,522,199     22,574,382
  Net change in unrealized appreciation/depreciation of
    investments.............................................   58,636,479     20,907,069
                                                              -----------    -----------
Net realized and unrealized gain on investments.............   95,158,678     43,481,451
                                                              -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $94,506,220    $43,902,328
                                                              ===========    ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              -----------------------------
                                                                SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,     YEAR ENDED
                                                                  2003          JUNE 30,
                                                               (UNAUDITED)        2003
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 379,323,554   $ 413,987,201
                                                              -------------   -------------
OPERATIONS
   Net investment loss......................................       (652,458)        (10,828)
   Net realized gain (loss) from investments................     36,522,199     (20,789,291)
   Net change in unrealized appreciation/depreciation of
     investments............................................     58,636,479       6,814,088
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      operations............................................     94,506,220     (13,986,031)
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    156,011,527     142,675,744
   Withdrawals..............................................    (77,201,566)   (163,353,360)
                                                              -------------   -------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................     78,809,961     (20,677,616)
                                                              -------------   -------------
     Total increase (decrease) in net assets................    173,316,181     (34,663,647)
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 552,639,735   $ 379,323,554
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE SERIES
                                                              -----------------------------
                                                                SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,     YEAR ENDED
                                                                  2003          JUNE 30,
                                                               (UNAUDITED)        2003
                                                              -------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 169,258,496   $ 142,494,525
                                                              -------------   -------------
OPERATIONS
   Net investment income....................................        420,877         688,904
   Net realized gain (loss) from investments................     22,574,382     (14,510,297)
   Net change in unrealized appreciation/depreciation of
     investments............................................     20,907,069      16,409,473
                                                              -------------   -------------
     Net increase in net assets resulting from operations...     43,902,328       2,588,080
                                                              -------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................     68,731,307      83,742,134
   Withdrawals..............................................    (14,403,665)    (59,566,243)
                                                              -------------   -------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................     54,327,642      24,175,891
                                                              -------------   -------------
     Total increase in net assets...........................     98,229,970      26,763,971
                                                              -------------   -------------
NET ASSETS -- END OF PERIOD.................................  $ 267,488,466   $ 169,258,496
                                                              =============   =============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series and Mid Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At December 31, 2003, the market value of securities on loan for the Small Cap Value and Mid Cap Value Series was $64,878,936 and $64,382,219, respectively, and the market value of the related collateral was $68,529,500 and $66,467,448, respectively. The securities on loan were collateralized by the following:

                                                                  Small Cap       Mid Cap
                                                                 Value Series   Value Series
                                                                 ------------   ------------
   Bear Stearns VRN, 1.12% due 1/02/04.........................  $ 4,377,404    $        --
   Bear Stearns FRN, 1.12% due 1/02/04.........................    2,851,789      6,500,834
   Blackrock Institutional Money Market Trust, 1.075% due
     1/02/04...................................................   35,522,517     32,261,548
   Cancarra ABCP, 1.11% due 01/12/04...........................           --      3,818,559
   Chase Manhattan Bank TD, .875% due 1/02/04..................      694,609        893,776
   Concord MTE ABCP, 1.11% due 1/09/04.........................           --      3,182,084
   Concord MTE ABCP, 1.13% due 2/12/04.........................    1,031,691             --
   Fairway Fin ABCP, 1.10% due 1/12/04.........................           --        397,080
   GE Capital FRN, 1.13% due 1/02/04...........................           --      3,899,756
   Goldman Sachs FRN, 1.14% due 1/06/04........................      774,575             --
   Lexington Prkr ABCP, 1.10% due 1/12/04......................    5,221,173             --
   Merrill Lynch FRN, 1.13% due 1/02/04........................    3,803,068     10,571,995
   Merrill Lynch MSTR FRN, 1.13% due 1/02/04...................       10,673             --
   Morgan Stanley FRN, 1.08% due 1/02/04.......................    1,129,721      1,114,140
   Morgan Stanley FRN, 1.03% due 1/02/04.......................      253,174         70,834
   Natexis Banques FRN, 1.10% due 1/02/04......................           --      1,147,562
   Tannehill ABCP, 1.10% due 1/08/04...........................    6,316,568          9,281
   West LB AG FRN, 1.13% due 1/09/04...........................           --      2,301,929
   West LB FRN, 1.11% due 1/23/04..............................    4,352,019             --
   West LB AG FRN, 1.11% due 1/29/04...........................           --         35,042
   West LB FRN, 1.13% due 10/12/04.............................    1,421,300             --
   UBS Warburg TD, 0.937% due 1/02/04..........................      769,219        263,028
                                                                 -----------    -----------
                                                                 $68,529,500    $66,467,448
                                                                 ===========    ===========

5. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                  Small Cap       Mid Cap
                                                                 Value Series   Value Series
                                                                 ------------   ------------
   Purchases...................................................  $241,814,530   $211,788,192
   Sales.......................................................   179,505,303    161,087,685

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS.

                                        Six-Month                                        For the Period
                                       Period Ended      For the Fiscal Years Ended       November 1,
                                       December 31,               June 30,                  1999(1)
                                           2003         ----------------------------        through
                                       (Unaudited)       2003       2002       2001      June 30, 2000
                                       ------------     -------     -----     ------     --------------
   Small Cap Value Series
   Total Return......................       23.48%**     (1.87)%    3.46%     42.27%         19.70%**
   Ratios to Average Net Assets:
     Expenses........................        0.87%*       0.88%     0.88%      0.90%          0.87%*
     Net investment income (loss)....       (0.29)%*        --%(2)  0.33%      1.05%         (0.32)%*
   Portfolio Turnover Rate...........          41%**        74%       61%        92%            65%**

                                        Six-Month                                        For the Period
                                       Period Ended      For the Fiscal Years Ended       November 1,
                                       December 31,               June 30,                  1999(1)
                                           2003         ----------------------------        through
                                       (Unaudited)       2003       2002       2001      June 30, 2000
                                       ------------     -------     -----     ------     --------------
   Mid Cap Value Series
   Total Return......................       23.00%**     (0.58)%    5.27%     43.18%         37.80%**
   Ratios to Average Net Assets:
     Expenses........................        0.88%*       0.90%     0.92%      0.99%           1.1%*
     Net investment income...........        0.41%*       0.51%     0.24%      0.82%          0.52%*
   Portfolio Turnover Rate...........          82%**       142%      143%       163%           202%**

---------------
1  Commencement of operations.
2  Less than (0.01)%
*  Annualized.
** Not annualized.

7. PROXY POLICIES AND PROCEDURES. A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling (800) CRM-2883, or by accessing the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                         Number of
                                                                                       Portfolios in
                                                                      Principal            Fund             Other
                            Position(s)       Term of Office        Occupation(s)         Complex       Directorships
                             Held with         and Length of         During Past        Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served           Five Years          Trustee          Trustee
---------------------      --------------   -------------------  --------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           57         Rodney Square
Date of Birth: 2/49        President,       death, resignation   Officer of                            Management
                           Chief            or removal.          Wilmington Trust                      Corporation
                           Executive        Trustee, President   Company since                         (registered
                           Officer and      and Chairman of the  February 1996.                        investment
                           Chairman of      Board since October                                        adviser);
                           the Board        1998.                                                      Wilmington Low
                                                                                                       Volatility Fund
                                                                                                       of Funds.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director,         57         None
JR.(2)                                      death, resignation   Roxbury Capital
100 Wilshire Boulevard                      or removal. Trustee  Management LLC since
Suite 1000                                  since October 1999.  1998. Prior to 1998,
Santa Monica, CA 90401                                           Principal, Roger
Date of Birth: 11/36                                             Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           57         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal. Trustee  Arnold & Co., Inc.
                                            since May 1997.      (investment banking
                                                                 company) since
                                                                 1989.

DR. ERIC BRUCKER              Trustee       Shall serve until    Dean, School of           57         Wilmington Low
Date of Birth: 12/41                        death, resignation   Business                             Volatility Fund
                                            or removal. Trustee  Administration of                    of Funds.
                                            since October 1999.  Widener University
                                                                 since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               57         Wilmington Low
Date of Birth: 3/43                         death, resignation   financial services                   Volatility Fund
                                            or removal. Trustee  organizations from                   of Funds; Kalmar
                                            since October 1998.  1997 to present;                     Pooled
                                                                 Interim President,                   Investment
                                                                 LaSalle University                   Trust;
                                                                 from 1998 to 1999;                   Independence
                                                                 President and Chief                  Blue Cross;
                                                                 Executive Officer,                   Fotoball, U.S.A.
                                                                 Philadelphia Stock                   (sporting and
                                                                 Exchange from 1981                   athletics goods
                                                                 to 1997.                             manufacturer);
                                                                                                      DaisyTek
                                                                                                      International
                                                                                                      (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN, JR.              Trustee       Shall serve until    Self-employed             57         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement
                                            since October 1999.  1991.                                Trust; WHX
                                                                                                      Corporation
                                                                                                      (industrial
                                                                                                      manufacturer).

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         57         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       57         None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        57         Wilmington Low
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Volatility Fund
                                            or removal. Trustee  University School                    of Funds; St.
                                            since November       of Law since July                    Thomas More
                                            2001.                1997. Associate                      Society of
                                                                 Dean for Academic                    Pennsylvania.
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A              N/A
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A              N/A
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A              N/A
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Senior Vice               N/A              N/A
Date of Birth: 8/57    and Chief        pleasure of the      President,
                       Financial        Board and until      Wilmington Trust
                       Officer          successor is         Company since 1996.
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A              N/A
301 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
LEAH M. ANDERSON         Secretary      Shall serve at the   Officer, Wilmington       N/A              N/A
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINST S/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                              Institutional Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2003

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2003 the Retail Class of CRM Mid Cap Value Fund was up +41.41% compared to +38.07% for the Russell Mid Cap Value Index

The robust fourth quarter stock market performance was quite a capstone to an extraordinary year. Pre-Iraqi War fears and anxiety over deflation quickly gave way to a surprisingly strong third quarter GDP expansion of over 8%. The cumulative effect of the fiscal and monetary stimulus of the past year finally kicked in, propelling consumer spending as well as a resumption of corporate investment. Although much has been written about the speculative aspects of this rally and its similarity to the bubble of 1999, market breadth tells a very different story, as 92% of stocks in the S&P 500 were up for the year. Small and mid cap stocks led the way as is typical in the early part of a recovery.

THE CRM MID CAP VALUE FUND recently had several stocks, such as Amersham, United States Steel, Stanley Works, Royal Caribbean Cruises and Moore Wallace Inc. provide a significant contribution to performance. On October 10th, General Electric announced its acquisition of Amersham, and as the arbitrage spread narrowed, we sold our position. U.S. Steel shares rallied strongly on the combined benefits of its acquisition of National Steel and upward movement in steel prices. We trimmed our holdings of U.S. Steel into this significant price appreciation. Stanley Works rallied on an upside surprise regarding third quarter earnings, along with the accretive impact of the divestiture of their residential entry doors business and two acquisitions. Royal Caribbean benefited from the realization that yields should improve over previous 2004 expectations. Moore Wallace, which agreed to be acquired by R.R. Donnelley, rallied as the market began to understand the strategic and cost benefits of the combination. The cost-focused management team of Moore Wallace will run the new company, and we continue to hold our position.

Recent significant purchases in the CRM Mid Cap Value Fund include Boise Cascade Corp., Tribune, Schering AG, and WellPoint/Anthem. We believe Boise Cascade's purchase of Office Max International will serve to bolster Boise's retail distribution and lead the company to liquidate its legacy forest products businesses. We purchased shares of Tribune, as we believe a recovery in help-wanted and television advertising spending will propel earnings ahead of expectations. Our work on Amersham led us to invest in Schering AG. We believe the company possesses a robust and diversified pipeline of potential new drug candidates and is trading at a discount to its U.S. peers that have beleaguered drug development pipelines. We began to purchase WellPoint late in the third quarter, and in October the company agreed to be acquired by Anthem. Although WellPoint shareholders will receive a premium to the stock price at the time of the announcement, neither stock performed well on the news, thus presenting an excellent buying opportunity.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

The most significant recent sales in the portfolio include Medco Health Solutions, First Energy and Hormel Foods. We sold our position in Medco, as the shares reached our price target following the spin-off from Merck earlier in the year. First Energy shares had appreciated toward our price target, and we became concerned about negative developments in the blackout investigation and in further delays in restarting the Davis-Besse nuclear plant. Finally, we sold our holdings in Hormel as it achieved our price target after pork and turkey prices had rebounded.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Fund's service providers. Without these waivers total returns would have been lower. Additional performance figures for the Fund can be found in the Comparison of Change section of this report.

The views in this report were those of the Fund's managers as of December 31, 2003 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
DECEMBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares the Retail Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 7/30/02. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                                        Average Annual
                                                                      -------------------
                                                             Six        1
                                                            Months     Year     Inception
                                                            ------    ------    ---------
   Mid Cap Value Fund**...................................  22.65%    41.41%      23.97%
   Russell MidCap Index...................................  20.40%    40.06%      25.37%
   Russell MidCap Value Index.............................  22.06%    38.07%      23.53%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                               VALUE FUND
                                                              ------------
ASSETS
   Investment in Series, at value...........................  $267,485,921
   Other assets.............................................           990
                                                              ------------
Total assets................................................   267,486,911
                                                              ------------
LIABILITIES
   Accrued expenses.........................................        41,415
                                                              ------------
Total liabilities...........................................        41,415
                                                              ------------
NET ASSETS..................................................  $267,445,496
                                                              ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $216,022,415
   Undistributed net investment income......................       199,075
   Accumulated net realized gain............................     7,707,243
   Net unrealized appreciation on investments...............    43,516,763
                                                              ------------
NET ASSETS..................................................  $267,445,496
                                                              ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $ 65,584,145
   Institutional Shares.....................................   199,101,510
   Retail Shares............................................     2,759,841
                                                              ------------
NET ASSETS..................................................  $267,445,496
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
 unlimited authorized shares)
   Investor Shares..........................................     3,044,964
   Institutional Shares.....................................     9,162,007
   Retail Shares............................................       127,689
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $21.54
   Institutional Shares.....................................        $21.73
   Retail Shares............................................        $21.61

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE FUND
                                                              -----------
NET INVESTMENT INCOME FROM SERIES
   Dividends................................................  $ 1,257,319
   Interest.................................................       51,613
   Securities Lending.......................................       24,984
   Expenses.................................................     (913,044)
                                                              -----------
     Net investment income from Series......................      420,872
                                                              -----------
EXPENSES
   Shareholder services-Investor Shares.....................       62,875
   Shareholder services-Retail Shares.......................        2,069
   Administration and accounting fees.......................       45,000
   Transfer agent fees......................................       46,282
   Professional fees........................................       10,685
   Registration fees........................................       31,793
   Trustee fees and expenses................................        6,212
   Distribution fees-Retail Shares..........................        1,241
   Shareholder reports......................................       18,681
   Miscellaneous............................................        8,210
                                                              -----------
Total expenses..............................................      233,048
   Administration and accounting fees waived................      (12,376)
                                                              -----------
   Net expenses.............................................      220,672
                                                              -----------
NET INVESTMENT INCOME.......................................      200,200
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM SERIES
   Net realized gain from investments.......................   22,574,111
   Net change in unrealized appreciation/depreciation of
     investments............................................   20,906,869
                                                              -----------
Net realized and unrealized gain on investments from
 Series.....................................................   43,480,980
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $43,681,180
                                                              ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2003         JUNE 30,
                                                              (UNAUDITED)        2003
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $169,221,991   $142,477,212
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       200,200        288,326
   Net realized gain (loss) from investments................    22,574,111    (14,510,349)
   Net change in unrealized appreciation/depreciation of
     investments............................................    20,906,869     16,409,546
                                                              ------------   ------------
     Net increase in net assets resulting from operations...    43,681,180      2,187,523
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (71,306)            --
   Net investment income -- Institutional Shares............      (214,919)            --
   Net investment income -- Retail Shares...................        (3,117)            --
   Net realized gain on investments -- Investor Shares......            --       (197,710)
   Net realized gain on investments -- Institutional
     Shares.................................................            --       (482,399)
   Net realized gain on investments -- Retail Shares........            --           (979)
                                                              ------------   ------------
     Total distributions to shareholders....................      (289,342)      (681,088)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    16,039,519     20,233,188
   Sale of shares -- Institutional Shares...................    50,878,303     62,944,796
   Sale of shares -- Retail Shares..........................     1,813,485        823,299
   Reinvestment of distributions -- Investor Shares.........        34,595        155,453
   Reinvestment of distributions -- Institutional Shares....       187,947        460,997
   Reinvestment of distributions -- Retail Shares...........         3,117            979
   Redemptions of shares -- Investor Shares.................    (3,532,372)   (25,027,133)
   Redemptions of shares -- Institutional Shares............   (10,410,752)   (34,235,853)
   Redemptions of shares -- Retail Shares...................      (182,175)      (117,382)
                                                              ------------   ------------
     Net increase from capital share transactions...........    54,831,667     25,238,344
                                                              ------------   ------------
     Total increase in net assets...........................    98,223,505     26,744,779
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $267,445,496   $169,221,991
                                                              ============   ============
Undistributed net investment income.........................  $    199,075   $    288,217
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................       807,528      1,275,318
   Sale of shares -- Institutional Shares...................     2,581,225      3,977,495
   Sale of shares -- Retail Shares..........................        92,681         50,769
   Reinvestment of distributions -- Investor Shares.........         1,670         10,160
   Reinvestment of distributions -- Institutional Shares....         8,993         29,954
   Reinvestment of distributions -- Retail Shares...........           150             64
   Redemptions of shares -- Investor Shares.................      (186,601)    (1,557,654)
   Redemptions of shares -- Institutional Shares............      (540,479)    (2,159,361)
   Redemptions of shares -- Retail Shares...................        (9,176)        (6,799)
                                                              ------------   ------------
     Net increase in shares.................................     2,755,991      1,619,946
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORM-ANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                 MID CAP VALUE FUND --
                                                                     RETAIL SHARES
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    PERIOD ENDED
                                                                  2003          JUNE 30,
                                                              (UNAUDITED)       2003(A)
                                                              ------------    ------------
Net asset value -- Beginning of Period......................    $  17.64        $  16.02
                                                                --------        --------
Investment operations:
   Net investment loss......................................       (0.01)(b)       (0.02)(b)
   Net realized and unrealized gain on investments..........        4.00            1.72
                                                                --------        --------
Total from investment operations............................        3.99            1.70
                                                                --------        --------
Distributions to shareholders
   From net investment income...............................       (0.02)             --
   From net realized gain on investments....................          --           (0.08)
                                                                --------        --------
Total distributions to shareholders.........................       (0.02)          (0.08)
                                                                --------        --------
Net asset value -- End of Period............................    $  21.61        $  17.64
                                                                ========        ========
Total Return................................................      22.65%(c)       10.67%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................       1.42%(d)        1.50%(d)
   Expenses, excluding reimbursement/waiver.................       2.51%(d)        6.57%(d)
   Net investment income (loss), including
     reimbursement/waiver...................................     (0.10)%(d)      (0.14)%(d)
Portfolio turnover rate.....................................         82%(c)         142%(c)
Net assets at end of period (000's omitted).................    $  2,760        $    777

(a)For the period July 30, 2002 (inception of Retail Share class) through June 30, 2003.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Not Annualized.
(d)Annualized
(e)The ratios to average net assets include expenses allocated from the WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Mid Cap Value Fund (the "Fund") is a series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Fund offers three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a 12b-1 distribution fee. Information regarding the Investor and Institutional Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of its corresponding Series. As of December 31, 2003, the Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund.

   Valuation of Investment in Series. Valuation of the Fund's investment in its respective Series is based on the underlying securities held by the Series. The Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Fund are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Fund to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Fund pays shareholder servicing agents, including CRM, up to 0.25% of average daily net assets of the Retail Share class attributable to accounts for which they provide shareholder services.

   The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to PFPC Distributors, Inc. for the sale and distribution of its Retail Shares. Under the distribution plan, the Fund will pay distribution fees to Professional Funds Distributor, LLC at a maximum annual rate of 0.15% of average daily net assets of the Retail Shares.

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Fund. For its services, RSMC is paid a monthly fee of $3,000 for the Fund and $1,500 for each class of the Fund. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Fund. Administrative and accounting service fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the Fund's Retail Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                 Mid Cap
                                                                  Value
                                                                   Fund
                                                                 --------
   Six-Month Period Ended December 31, 2003
   Ordinary income.............................................  $289,342
                                                                 --------
     Total distributions.......................................  $289,342
                                                                 ========
   Year Ended June 30, 2003
   Ordinary income.............................................  $    109
   Long-term capital gains.....................................   680,979
                                                                 --------
     Total distributions.......................................  $681,088
                                                                 ========

   The amounts and character of the components of accumulated earnings on a tax basis are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of December 31, 2003. As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                   Mid Cap
                                                                    Value
                                                                    Fund
                                                                 -----------
   Undistributed ordinary income...............................  $   288,217
   Capital loss carryforwards..................................   (7,236,295)
                                                                 -----------
   Post-October losses.........................................   (6,953,862)
   Net unrealized appreciation of investments..................   21,933,183
                                                                 -----------
     Total accumulated earnings................................  $ 8,031,243
                                                                 ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund's capital loss carryforward will expire as follows:

   6/30/2011...................................................  7,236,295

   Post-October losses represent net losses realized from November 1, 2002 through June 30, 2003 that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI-ANNUAL REPORT (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Fund's Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.1%)
AEROSPACE & DEFENSE (1.8%)
   154,900  United Defense Industries,
              Inc.*........................  $  4,938,212
                                             ------------
COMMUNICATION & BROADCASTING (2.9%)
   125,539  Cablevision Systems New York
              Group -- Class A*(a).........     2,936,357
   198,200  Cox Communications, Inc. --
              Class A*.....................     5,000,586
                                             ------------
                                                7,936,943
                                             ------------
COMPUTER SERVICES (4.8%)
    63,500  DST Systems, Inc.*.............     2,651,760
   220,700  Networks Associates, Inc.*.....     3,319,328
    95,500  Sungard Data Systems, Inc. ....     2,646,305
   127,500  Synopsys, Inc .................     4,304,400
                                             ------------
                                               12,921,793
                                             ------------
CONSUMER PRODUCTS (3.1%)
    83,900  Clorox Co. ....................     4,074,184
    60,000  Fortune Brands, Inc. ..........     4,289,400
                                             ------------
                                                8,363,584
                                             ------------
ELECTRIC, GAS, WATER, & UTILITIES (4.6%)
   200,500  PG&E Corp.*(a).................     5,567,885
   156,400  PPL Corp.(a)...................     6,842,500
                                             ------------
                                               12,410,385
                                             ------------
ENTERTAINMENT & LEISURE (2.7%)
   211,700  Royal Caribbean Cruises,
              Ltd.(a)......................     7,365,043
                                             ------------
FINANCE & INSURANCE (16.5%)
Diversified -- Financial (1.5%)
   134,900  Brascan Corp. -- Class A.......     4,119,846
                                             ------------
Insurance Agents, Brokers, & Services (3.2%)
    68,000  MBIA, Inc.(a)..................     4,027,640
   133,600  Willis Group Holdings, Ltd. ...     4,551,752
                                             ------------
                                                8,579,392
                                             ------------
Insurance Carriers (4.8%)
    78,500  Chubb Corp.(a).................     5,345,850
    91,700  Everest Re Group, Ltd. ........     7,757,820
                                             ------------
                                               13,103,670
                                             ------------
Savings, Credit, & Other Financial Institutions (5.0%)
   201,859  Charter One Financial, Inc. ...     6,974,228
    75,400  GreenPoint Financial Corp. ....     2,663,128
    37,600  M&T Bank Corp. ................     3,696,080
                                             ------------
                                               13,333,436
                                             ------------
State & National Banks (2.0%)
   134,700  North Fork Bancorporation,
              Inc. ........................     5,451,309
                                             ------------
                                               44,587,653
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
HEALTHCARE (8.0%)
    36,700  Anthem, Inc.*(a)...............  $  2,752,500
    85,300  C.R. Bard, Inc. ...............     6,930,625
   128,100  Omnicare, Inc.(a)..............     5,173,959
    70,300  Wellpoint Health Networks,
              Inc.*........................     6,818,397
                                             ------------
                                               21,675,481
                                             ------------
MANUFACTURING (21.0%)
Agriculture (1.5%)
   121,300  Bunge Ltd.*....................     3,993,196
                                             ------------
Building Materials & Components (1.2%)
    81,300  Lafarge North America, Inc.*...     3,294,276
                                             ------------
                                                8,812,636
                                             ------------
Diversified-Industrial Products (4.0%)
    54,800  American Standard Cos.,
              Inc.*........................     5,518,360
   146,200  York International Corp. ......     5,380,160
                                             ------------
                                               10,898,520
                                             ------------
Diversified-Manufacturing Industries (1.0%)
    35,200  ITT Industries, Inc. ..........     2,612,192
                                             ------------
Glass & Plastic Packaging Products (1.0%)
   111,300  Pactiv Corp.*..................     2,660,070
                                             ------------
Hand Held Tools (2.8%)
   200,100  The Stanley Works..............     7,577,787
                                             ------------
Medical Equipment & Supplies (1.5%)
   174,700  STERIS Corp. ..................     3,948,220
                                             ------------
Metal Products (2.0%)
    81,200  United States Steel Corp.(a)...     2,843,624
    55,700  Alcan Aluminum, Ltd.(a)........     2,615,115
                                             ------------
                                                5,458,739
                                             ------------
Paper Products (3.1%)
   257,100  Boise Cascade Corp.*(a)........     8,448,306
                                             ------------
Pharmaceutical Preparations (1.6%)
    84,000  Schering AG -- ADR*(a).........     4,292,400
                                             ------------
Semiconductors (1.3%)
 1,179,600  Agere Systems Inc. -- Class
              B*...........................     3,420,840
                                             ------------
                                               56,604,546
                                             ------------
OIL & GAS (4.3%)
    97,700  EnCana Corp. ..................     3,853,288
   183,600  Halliburton Co.(a).............     4,773,600
    86,100  Weatherford International,
              Inc.*........................     3,099,600
                                             ------------
                                               11,726,488
                                             ------------
SERVICES (9.5%)
Business Services (4.7%)
   115,400  Manpower, Inc.(a)..............     5,433,032
   391,900  Moore Wallace, Inc.*...........     7,340,287
                                             ------------
                                               12,773,319
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
Commercial Services (2.1%)
   204,500  ARAMARK Corp. -- Class B*......  $  5,607,390
                                             ------------
Hotels, Other Lodging Places (0.9%)
    65,000  MGM MIRAGE*....................     2,444,650
                                             ------------
Printing & Publishing (1.8%)
    94,400  Tribune Co.(a).................     4,871,040
                                             ------------
                                               25,696,399
                                             ------------
TECHNOLOGY (1.2%)
   288,500  SkillSoft PLC -- ADR*..........     2,495,525
    36,200  Unova, Inc.*...................       830,790
                                             ------------
                                                3,326,315
                                             ------------
TRANSPORTATION (6.0%)
Railroads (2.7%)
    63,400  Florida East Coast Industries,
              Inc. -- Class B..............     2,098,540
    74,700  Union Pacific Corp. ...........     5,190,156
                                             ------------
                                                7,288,696
                                             ------------
Trucking (3.3%)
   119,400  CNF, Inc. .....................     4,047,660
   131,800  Yellow Corp.*..................     4,767,206
                                             ------------
                                                8,814,866
                                             ------------
                                               16,103,562
                                             ------------
WHOLESALE & RETAIL TRADE (7.7%)
Retail Eating & Drinking Places (2.8%)
   118,600  Brinker International,
              Inc.*(a).....................     3,932,776
   107,800  Yum! Brands, Inc.*.............     3,708,320
                                             ------------
                                                7,641,096
                                             ------------
Retail Grocery Stores (1.0%)
   125,000  Safeway, Inc.*.................     2,738,750
                                             ------------
Specialty Retail Stores (3.9%)
    32,400  Advance Auto Parts, Inc.*......     2,637,360
   129,300  Dollar Tree Stores, Inc.*......     3,886,758
   117,000  Genuine Parts Co. .............     3,884,400
                                             ------------
                                               10,408,518
                                             ------------
                                               20,788,364
                                             ------------
TOTAL COMMON STOCK
  (COST $210,927,520)......................   254,444,768
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (3.5%)
 4,762,459  BlackRock Provident
              Institutional Fund -- Temp
              Cash -- Main.................  $  4,762,459
 4,762,460  BlackRock Provident
              Institutional Fund -- Temp
              Fund -- Main.................     4,762,460
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $9,524,919)........................     9,524,919
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (2.4%)
$1,000,000  US Treasury Bills, 0.94%,
              01/02/04(a)..................  $    999,974
 3,500,000  US Treasury Bills, 0.90%,
              01/08/04(a)..................     3,499,392
 2,000,000  US Treasury Bills, 0.83%,
              01/15/04(a)..................     1,999,354
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $6,498,720)........................     6,498,720
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $226,951,159(+))...................  $270,468,407
                                             ============
SECURITIES LENDING COLLATERAL
Short-term Investments Held as Collateral
  for Loaned Securities (Note 4)
  (COST $66,467,448).......................  $ 66,467,448
                                             ============

ADR  American Depository Receipt.
*    Non-incoming producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $227,570,820. At December 31, 2003 net unrealized appreciation was $42,897,587. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $43,258,204, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $360,617.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
ASSETS
  Investments
    Investments, at cost....................................  $226,951,159
    Net unrealized appreciation.............................    43,517,248
                                                              ------------
  Total investments, at value...............................   270,468,407
  Securities lending collateral.............................    66,467,448
  Receivable for securities sold............................     4,489,661
  Receivable for Contributions..............................       611,407
  Interest and dividends receivable.........................       202,806
                                                              ------------
Total assets................................................   342,239,729
                                                              ------------
LIABILITIES
  Obligation to return securities lending collateral........    66,467,448
  Payable for securities purchased..........................     7,981,731
  Payable for Withdrawals...................................       110,775
  Accrued management fee....................................       158,859
  Other accrued expenses....................................        32,450
                                                              ------------
Total liabilities...........................................    74,751,263
                                                              ------------
NET ASSETS..................................................  $267,488,466
                                                              ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                MID CAP
                                                              VALUE SERIES
                                                              ------------
INVESTMENT INCOME
   Dividends................................................  $ 1,257,333
   Interest.................................................       51,614
   Securities lending.......................................       24,984
                                                              -----------
Total investment income.....................................    1,333,931
                                                              -----------
EXPENSES
   Investment advisory fees.................................      775,859
   Administration and accounting fees.......................       96,982
   Professional services....................................       13,947
   Custody fees.............................................       21,281
   Trustee fees and expenses................................        2,022
   Miscellaneous............................................        2,963
                                                              -----------
Total expenses..............................................      913,054
                                                              -----------
NET INVESTMENT INCOME.......................................      420,877
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments.......................   22,574,382
   Net change in unrealized appreciation/depreciation of
     investments............................................   20,907,069
                                                              -----------
Net realized and unrealized gain on investments.............   43,481,451
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $43,902,328
                                                              ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE SERIES
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                  2003        YEAR ENDED
                                                              (UNAUDITED)    JUNE 30, 2003
                                                              ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $169,258,496   $142,494,525
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       420,877        688,904
   Net realized gain (loss) from investments................    22,574,382    (14,510,297)
   Net change in unrealized appreciation/depreciation of
     investments............................................    20,907,069     16,409,473
                                                              ------------   ------------
     Net increase in net assets resulting from operations...    43,902,328      2,588,080
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
   Contributions............................................    68,731,307     83,742,134
   Withdrawals..............................................   (14,403,665)   (59,566,243)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    54,327,642     24,175,891
                                                              ------------   ------------
     Total increase in net assets...........................    98,229,970     26,763,971
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $267,488,466   $169,258,496
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Mid Cap Value Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Mid Cap Value Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to the partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, provides administrative and accounting services to the Series. For its services, RSMC is paid a fee of .09% of the Series' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Series' average daily net assets that are greater than $2 billion. RSMC has retained and pays PFPC Inc., an indirect, majority owned subsidiary of PNC Financial Services Group Inc., to provide sub-administrative and accounting services to the Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. The Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At December 31, 2003, the market value of securities on loan for the Mid Cap Value Series was $64,382,219, and the market value of the related collateral was $66,467,448. The securities on loan were collateralized by the following:

                                                                   Mid Cap
                                                                 Value Series
                                                                 ------------
   Bear Stearns FRN, 1.12% due 1/02/04.........................    6,500,834
   Blackrock Institutional Money Market Trust, 1.075% due
     1/02/04...................................................   32,261,548
   Cancarra ABCP, 1.11% due 01/12/04...........................    3,818,559
   Chase Manhattan Bank TD, .875% due 1/02/04..................      893,776
   Concord MTE ABCP, 1.11% due 1/09/04.........................    3,182,084
   Fairway Fin ABCP, 1.10% due 1/12/04.........................      397,080
   GE Capital FRN, 1.13% due 1/02/04...........................    3,899,756
   Merrill Lynch FRN, 1.13% due 1/02/04........................   10,571,995
   Morgan Stanley FRN, 1.08% due 1/02/04.......................    1,114,140
   Morgan Stanley FRN, 1.03% due 1/02/04.......................       70,834
   Natexis Banques FRN, 1.10% due 1/02/04......................    1,147,562
   Tannehill ABCP, 1.10% due 1/08/04...........................        9,281
   West LB AG FRN, 1.13% due 1/09/04...........................    2,301,929
   West LB AG FRN, 1.11% due 1/29/04...........................       35,042
   UBS Warburg TD, 0.937% due 1/02/04..........................      263,028
                                                                 -----------
                                                                 $66,467,448
                                                                 ===========

5. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) was as follows:

                                                                   Mid Cap
                                                                 Value Series
                                                                 ------------
   Purchases...................................................  $211,788,192
   Sales.......................................................   161,087,685

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS.

                                             Six-Month      For the Fiscal Years Ended      For the Period
                                            Period Ended             June 30,             November 1, 1999(1)
                                            December 31,    --------------------------     through June 30,
                                                2003        2003      2002       2001            2000
                                            ------------   -------   -------   --------   -------------------
                                            (Unaudited)
   Mid Cap Value Series
   Total Return..........................      23.00%**     (0.58)%    5.27%     43.18%          37.80%**
   Ratios to Average Net Assets:
     Expenses............................       0.88%*       0.90%     0.92%      0.99%            1.1%*
     Net investment income...............       0.41%*       0.51%     0.24%      0.82%           0.52%*
   Portfolio Turnover Rate...............         82%**       142%      143%       163%            202%**

---------------
 (1) Commencement of operations.
 *   Annualized.
 **  Not annualized.

7. PROXY POLICES AND PROCEDURES.

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling (800) CRM-2883, or by accessing the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless otherwise indicated, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information of the Fund contains additional information about the Trustees of the Fund Complex and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          57         Rodney Square
Date of Birth: 2/49        President,       death, resignation   Officer of                           Management
                           Chief            or removal.          Wilmington Trust                     Corporation
                           Executive        Trustee, President   Company since                        (registered
                           Officer and      and Chairman of the  February 1996.                       investment
                           Chairman of      Board since October                                       adviser);
                           the Board        1998.                                                     Wilmington Low
                                                                                                      Volatility Fund
                                                                                                      of Funds.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director,        57         None
JR.(2)                                      death, resignation   Roxbury Capital
100 Wilshire Boulevard                      or removal. Trustee  Management LLC
Suite 1000                                  since October 1999.  since 1998. Prior
Santa Monica, CA 90401                                           to 1998, Principal,
Date of Birth: 11/36                                             Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           57         None
Date of Birth: 3/44                         death, resignation   manages, R. H.
                                            or removal. Trustee  Arnold & Co., Inc.
                                            since May 1997.      (investment banking
                                                                 company) since
                                                                 1989.

DR. ERIC BRUCKER              Trustee       Shall serve until    Dean, School of           57         Wilmington Low
Date of Birth: 12/41                        death, resignation   Business                             Volatility Fund
                                            or removal. Trustee  Administration of                    of Funds.
                                            since October 1999.  Widener University
                                                                 since July 2001.
                                                                 Prior to that,
                                                                 Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               57         Wilmington Low
Date of Birth: 3/43                         death, resignation   financial services                   Volatility Fund
                                            or removal. Trustee  organizations from                   of Funds; Kalmar
                                            since October 1998.  1997 to present;                     Pooled
                                                                 Interim President,                   Investment
                                                                 LaSalle University                   Trust;
                                                                 from 1998 to 1999;                   Independence
                                                                 President and Chief                  Blue Cross;
                                                                 Executive Officer,                   Fotoball, U.S.A.
                                                                 Philadelphia Stock                   (sporting and
                                                                 Exchange from 1981                   athletics goods
                                                                 to 1997.                             manufacturer);
                                                                                                      DaisyTek
                                                                                                      International
                                                                                                      (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN, JR.              Trustee       Shall serve until    Self-employed             57         Manville
Date of Birth: 5/35                         death, resignation   financial                            Personal Injury
                                            or removal. Trustee  consultant since                     Settlement
                                            since October 1999.  1991.                                Trust; WHX
                                                                                                      Corporation
                                                                                                      (industrial
                                                                                                      manufacturer).

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         57         None
Date of Birth: 9/44                         death, resignation   Mariemont Holdings,
                                            or removal. Trustee  LLC, (real estate
                                            since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       57         None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        57         Wilmington Low
Date of Birth: 4/51                         death, resignation   of Law, Villanova                    Volatility Fund
                                            or removal. Trustee  University School                    of Funds; St.
                                            since November       of Law since July                    Thomas More
                                            2001.                1997. Associate                      Society of
                                                                 Dean for Academic                    Pennsylvania.
                                                                 Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A              N/A
Date of Birth: 12/54                    pleasure of the      Wilmington Trust
                                        Board and until      Company Since 1986;
                                        successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A              N/A
Date of Birth: 1/57                     pleasure of the      Rodney Square
                                        Board and until      Management
                                        successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A              N/A
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Senior Vice               N/A              N/A
Date of Birth: 8/57    and Chief        pleasure of the      President,
                       Financial        Board and until      Wilmington Trust
                       Officer          successor is         Company since 1996.
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A              N/A
301 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
LEAH M. ANDERSON         Secretary      Shall serve at the   Officer, Wilmington       N/A              N/A
Date of Birth: 8/65                     pleasure of the      Trust Company since
                                        Board and until      1998. Officer,
                                        successor is         Rodney Square
                                        elected and          Management
                                        qualified. Officer   Corporation since
                                        since November       1992.
                                        2002.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.
CRMRETL S/R
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                                      CRM
                                     FUNDS
                                    MID CAP
                                   VALUE FUND
                                 Retail Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2003

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
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ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design, implementation and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it is required to file or submit under the Securities Exchange Act of 1934, is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year ended December 31, 2003, that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WT MUTUAL FUND

                              By:   /s/ Robert J. Christian
                                    ------------------------------------------
                              Name: Robert J. Christian
                              Title: President & Chief Executive Officer
                              Date: March 10, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Robert J. Christian
      ------------------------------------------
Name: Robert J. Christian

Title: President & Chief Executive Officer

Date: March 10, 2004

By:   /s/ John R. Giles
      ------------------------------------
Name: John R. Giles

Title: Vice President & Chief Financial Officer

Date: March 10, 2004